UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-21295

JPMorgan Trust I

 (Exact name of registrant as specified in charter)

245 Park Avenue

New York, NY 10167

 (Address of principal executive offices) (Zip code)

Frank J. Nasta

245 Park Avenue

New York, NY 10167

 (Name and Address of Agent for Service)

Registrant’s telephone number, including area code:  (800) 480-4111

Date of fiscal year end:  Last day of February

Date of reporting period: March 1, 2008 through February 28, 2009 for all funds except for JPMorgan Strategic Income Opportunities Fund which is October 10, 2008 through February 28, 2009 and JPMorgan Total Return Fund which is June 16, 2008 through February 28, 2009..

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).

Annual Report

J.P. Morgan Money Market Funds

February 28, 2009

JPMorgan Prime Money Market Fund
JPMorgan Liquid Assets Money Market Fund
JPMorgan U.S. Government Money Market Fund
JPMorgan U.S. Treasury Plus Money Market Fund
JPMorgan Federal Money Market Fund
JPMorgan 100% U.S. Treasury Securities Money Market Fund
JPMorgan Tax Free Money Market Fund
JPMorgan Municipal Money Market Fund

CONTENTS

President’s Letter	1
Fund Commentaries:
JPMorgan Prime Money Market Fund	2
JPMorgan Liquid Assets Money Market Fund	3
JPMorgan U.S. Government Money Market Fund	4
JPMorgan U.S. Treasury Plus Money Market Fund	5
JPMorgan Federal Money Market Fund	6
JPMorgan 100% U.S. Treasury Securities Money Market Fund	7
JPMorgan Tax Free Money Market Fund	8
JPMorgan Municipal Money Market Fund	9
Schedules of Portfolio Investments	10
Financial Statements	74
Financial Highlights	96
Notes to Financial Statements	122
Report of Independent Registered Public Accounting Firm	133
Trustees	134
Officers	136
Schedule of Shareholder Expenses	137
Tax Letter	142

Investments in a Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. Although a Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in a Fund.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on current market conditions and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Funds’ prospectus for a discussion of the Funds’ investment objectives, strategies and risks. Call JPMorgan Funds Service Center at (800) 480-4111 for a prospectus containing more complete information about a Fund including management fees and other expenses. Please read it carefully before investing.

PRESIDENT’S LETTER
MARCH 20, 2009 (Unaudited)

Dear Shareholder:

Just when some may have hoped that the arrival of spring would carry with it the promise of an early economic recovery, daily headlines remind us that we are still experiencing the chill of an extraordinary financial crisis having a significant impact on the real economy. Dismal unemployment reports, continued pressure on housing markets, and declines in gross domestic product presented a number of risks to our economy. Although there were a few modest signs of recovery, we have a long way to go before we emerge from this crisis.

“While it’s difficult to provide much evidence that the financial markets and the economy are stabilizing, some financial stresses that originally triggered this economic slide have abated somewhat.”

The federal government acted boldly to jump start our economy by passing a broad monetary stimulus package, but it is likely that additional measures, including actions to increase the transparency of financial losses and to remove toxic assets from banks’ balance sheets, will be necessary to move closer to recovery. As investor Warren Buffet remarked recently, “We’re in an economic war, and we’ve got to focus all of our resources to win it.”

While it’s difficult to provide much evidence that the financial markets and the economy are stabilizing, some financial stresses that originally triggered this economic slide have abated somewhat. For example, although the stock market is down very sharply from the start of 2009, volatility — while still double its normal levels — is about half as intense as it was three months after the Lehman Brothers collapse. Thanks in part to intensive government intervention, the spread between LIBOR and Treasury rates has narrowed, showing a measure of increased confidence among market participants. There were other signs of improvement in the commercial paper and credit markets.

Government bond buying pushes yields even lower

In an effort to lower long-term interest rates, the Federal Reserve (Fed) announced plans to buy an additional $750 billion in agency mortgage-backed securities, $100 billion in agency debt and, most notably, $300 billion in longer-term U.S. Treasury bonds. In response, the yield on 10-year Treasuries fell to 2.51% from above 3% the day before — the biggest one-day decline since the 1987 stock market crash.

Prior to the Fed’s announcement, U.S. Treasuries had already begun to lose some of their luster, due mainly to rising supply and a modest, yet gathering enthusiasm for non-government fixed income securities. For the year-to-date period ended February 28, 2009, U.S. Treasury bonds lost 3.43%, after gaining 13.74% last year. From December 31, 2008, to February 28, 2009, they underperformed U.S. mortgage-backed securities, which returned 0.77%, and municipal bonds, with a return of 4.21%. As of February 28, the 30-year Treasury bond closed at 3.71%, the 10-year Treasury bond closed at 3.02%, and the 3-year note closed at 1.40%.

Equity indexes continue to tumble

U.S. equities continued their record of substantial declines for the 12-months ended February 28, 2009. Among U.S. benchmarks, the Dow Jones Industrial Average, the S&P 500 Index and NASDAQ Composite Index returned –41%, –43% and –39% for the same period, respectively. According to the Russell Indexes, mid-cap stocks underperformed their small and large-cap stock counterparts (–47%, compared to –44% and –42% for large and small caps, respectively), while value equities fell more than their growth peers across all capitalization categories.

JP Morgan Funds’ participation in the Treasury’s Money Market Fund Guarantee Program*

Throughout the economic crisis, JP Morgan Money Market Funds have remained strong. Although we don’t have specific concerns about the health of our funds, we have decided that it is in the best interests of our fund shareholders, in certain of the funds, to participate in the extension of the U.S. Treasury Department’s Temporary Guarantee Program for Money Market Funds*. For more details on the program and a list of participating funds, please visit www.jpmorganfunds.com.

Despite market volatility, the funds have maintained a stable net asset value (NAV) of $1 and, through our rigorous approach to risk management and credit exposure assessment, we have achieved our goals of preserving capital, maintaining liquidity and providing current income.

On behalf of everyone at J.P. Morgan Asset Management, thank you for your continued confidence and trust. We look forward to managing your investment needs for years to come. Should you have any questions, please contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch
President and CEO
J.P. Morgan Funds

*	The U.S. Treasury Temporary Guarantee Program

–	The U.S. Treasury Temporary Guarantee Program provides a guarantee to participating money market mutual fund shareholders based on the number of shares invested in the fund at the close of business on September 19, 2008.

–	Any increase in the number of shares an investor holds after the close of business on September 19, 2008, will not be guaranteed.

–	If a customer closes his/her account with a fund or broker-dealer, any future investment in the fund will not be guaranteed.

–	If the number of shares an investor holds fluctuates over the period, the investor will be covered for either the number of shares held as of the close of business on September 19, 2008, or the current amount, whichever is less.

–	The Program has been extended through September 18, 2009.

FEBRUARY 28, 2009        J.P. MORGAN MONEY MARKET FUNDS   1

JPMorgan Prime Money Market Fund

FUND COMMENTARY
AS OF FEBRUARY 28, 2009 (Unaudited)

FUND FACTS

Objective	Highest possible level of current income while still maintaining liquidity and preserving capital
Primary Investments	High quality, short-term, U.S. dollar-denominated money market instruments
Suggested investment time frame	Short-term
Share classes offered	Morgan, Premier, Agency, Class B, Class C, Institutional Class, Reserve, Cash Management and Capital Shares
Net Assets as of 2/28/2009	$165.9 Billion
Average Maturity	49 days
S&P rating*	AAAm
Moody’s rating*	Aaa
NAIC rating*	Class 1

*	This rating is historical and is based upon the Fund’s credit quality, market price exposure and management.

The S&P and Moody’s ratings are historical and signify that the Fund’s safety is excellent, with superior capacity to maintain a net asset value of $1.00 per share. The National Association of Insurance Commissioners’ (NAIC’s) Class 1 status indicates that the Fund meets certain pricing and quality guidelines.

MATURITY SCHEDULE**

1 day	1.8%
2–7 days	35.7
8–30 days	19.1
31–60 days	12.0
61–90 days	15.7
91–180 days	9.5
181+ days	6.2

7-DAY SEC YIELD (1)

Morgan Shares	0.53%
Premier Shares	0.58
Agency Shares	0.77
Class B Shares	0.06
Class C Shares	0.06
Institutional Class Shares	0.83
Reserve Shares	0.33
Cash Management Shares	0.08
Capital Shares	0.88

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111 (retail investors) or 1-800-766-7722 (institutional investors).

An investment in a money market fund is not insured by the FDIC or any other government agency. Although money market funds strive to preserve the value of the investment at $1.00 per share, it is possible to lose money by investing in a money market fund.

**	Percentages indicated are based upon total investments as of February 28, 2009.

(1)	The yields for Morgan Shares, Premier Shares, Agency Shares, Class B Shares, Class C Shares, Institutional Class Shares, Reserve Shares, Cash Management Shares and Capital Shares reflect the reimbursements or waivers of certain expenses. Without these subsidies, the yields would have been 0.53%, 0.58%, 0.73%, 0.00%, 0.00%, 0.78%, 0.33%, 0.08% and 0.84% for Morgan Shares, Premier Shares, Agency Shares, Class B Shares, Class C Shares, Institutional Class Shares, Reserve Shares, Cash Management Shares and Capital Shares, respectively.

A list of prior-day portfolio holdings of the JPMorgan Prime Money Market Fund is available upon request. Please contact your JPMorgan representative to obtain further information regarding this facility and information on holdings.

2   J.P. MORGAN MONEY MARKET FUNDS        FEBRUARY 28, 2009

JPMorgan Liquid Assets Money Market Fund

FUND COMMENTARY
AS OF FEBRUARY 28, 2009 (Unaudited)

FUND FACTS

Objective	Seeks current income with liquidity and stability of principal
Primary Investments
High quality, short-term instruments including corporate notes, U.S. government securities, asset-backed securities, repurchase agreements, commercial paper, funding agreements, certificates of deposit, municipal obligations and bank obligations

Suggested investment time frame	Short-term
Share classes offered	Morgan, Premier, Agency, Class B, Class C, Institutional Class, Reserve, Investor, Capital, Service and E*Trade Shares
Net Assets as of 2/28/2009	$13.5 Billion
Average Maturity	52 days
S&P rating	Not Rated
Moody’s rating	Not Rated
NAIC rating	Not Rated

MATURITY SCHEDULE**

1 day	1.5%
2–7 days	32.5
8–30 days	21.6
31–60 days	12.5
61–90 days	14.5
91–180 days	10.6
181+ days	6.8

7-DAY SEC YIELD (1)

Morgan Shares	0.52%
Premier Shares	0.66
Agency Shares	0.85
Class B Shares	0.14
Class C Shares	0.13
Institutional Class Shares	0.91
Reserve Shares	0.41
Investor Shares	0.60
Capital Shares	0.95
Service Shares	0.05
E*Trade Shares	0.10

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111 (retail investors) or 1-800-766-7722 (institutional investors).

An investment in a money market fund is not insured by the FDIC or any other government agency. Although money market funds strive to preserve the value of the investment at $1.00 per share, it is possible to lose money by investing in a money market fund.

**	Percentages indicated are based upon total investments as of February 28, 2009.

(1)	The yields for Morgan Shares, Premier Shares, Agency Shares, Class B Shares, Class C Shares, Institutional Class Shares, Reserve Shares, Investor Shares, Capital Shares, Service Shares and E*Trade Shares reflect the reimbursements or waivers of certain expenses. Without these subsidies, the yields would have been 0.50%, 0.65%, 0.80%, 0.00%, 0.00%, 0.85%, 0.40%, 0.60%, 0.90%, 0.04% and 0.03% for Morgan Shares, Premier Shares, Agency Shares, Class B Shares, Class C Shares, Institutional Class Shares, Reserve Shares, Investor Shares, Capital Shares, Service Shares and E*Trade Shares, respectively.

A list of prior-day portfolio holdings of the JPMorgan Liquid Assets Money Market Fund is available upon request. Please contact your JPMorgan representative to obtain further information regarding this facility and information on holdings.

FEBRUARY 28, 2009        J.P. MORGAN MONEY MARKET FUNDS   3

JPMorgan U.S. Government Money Market Fund

FUND COMMENTARY
AS OF FEBRUARY 28, 2009 (Unaudited)

FUND FACTS

Objective	Seeks high current income with liquidity and stability of principal
Primary Investments	High quality, short-term securities issued or guaranteed by the U.S. government or by U.S. government agencies or instrumentalities and repurchase agreements collateralized by such obligations
Suggested investment time frame	Short-term
Share classes offered	Morgan, Premier, Agency, Institutional Class, Reserve, Capital and Service Shares
Net Assets as of 2/28/2009	$99.8 Billion
Average Maturity	52 days
S&P rating*	AAAm
Moody’s rating*	Aaa
NAIC rating*	Class 1

*	This rating is historical and is based upon the Fund’s credit quality, market price exposure and management.

The S&P and Moody’s ratings are historical and signify that the Fund’s safety is excellent, with superior capacity to maintain a net asset value of $1.00 per share. The National Association of Insurance Commissioners’ (NAIC’s) Class 1 status indicates that the Fund meets certain pricing and quality guidelines.

MATURITY SCHEDULE**

1 day	8.8%
2–7 days	35.6
8–30 days	9.7
31–60 days	13.6
61–90 days	12.3
91–180 days	12.5
181+ days	7.5

7-DAY SEC YIELD (1)

Morgan Shares	0.11%
Premier Shares	0.25
Agency Shares	0.44
Institutional Class Shares	0.50
Reserve Shares	0.01
Capital Shares	0.54
Service Shares	0.00

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111 (retail investors) or 1-800-766-7722 (institutional investors).

An investment in a money market fund is not insured by the FDIC or any other government agency. Although money market funds strive to preserve the value of the investment at $1.00 per share, it is possible to lose money by investing in a money market fund.

**	Percentages indicated are based upon total investments as of February 28, 2009.

(1)	The yields for Morgan Shares, Premier Shares, Agency Shares, Institutional Class Shares, Reserve Shares, Capital Shares and Service Shares reflect the reimbursements or waivers of certain expenses. Without these subsidies, the yields would have been 0.09%, 0.24%, 0.39%, 0.44%, 0.01%, 0.49% and (0.34)% for Morgan Shares, Premier Shares, Agency Shares, Institutional Class Shares, Reserve Shares, Capital Shares and Service Shares, respectively.

A list of prior-day portfolio holdings of the JPMorgan U.S. Government Money Market Fund is available upon request. Please contact your JPMorgan representative to obtain further information regarding this facility and information on holdings.

4   J.P. MORGAN MONEY MARKET FUNDS        FEBRUARY 28, 2009

JPMorgan U.S. Treasury Plus Money Market Fund

FUND COMMENTARY
AS OF FEBRUARY 28, 2009 (Unaudited)

FUND FACTS

Objective	Seeks current income with liquidity and stability of principal
Primary Investments	Direct obligations of the U.S. Treasury including Treasury bills, bonds, and other obligations issued or guaranteed by the U.S. Treasury and repurchase agreements collateralized by such obligations
Suggested investment time frame	Short-term
Share classes offered	Morgan, Premier, Agency, Class B, Class C, Institutional Class, Reserve and Investor Shares
Net Assets as of 2/28/2009	$21.2 Billion
Average Maturity	53 days
S&P rating*	AAAm
Moody’s rating*	Aaa
NAIC rating*	Approved

*	This rating is historical and is based upon the Fund’s credit quality, market price exposure and management.

The S&P and Moody’s ratings are historical and signify that the Fund’s safety is excellent, with superior capacity to maintain a net asset value of $1.00 per share. The National Association of Insurance Commissioners’ (NAIC’s) Approved status indicates that the Fund meets certain pricing and quality guidelines.

MATURITY SCHEDULE**

1 day	0.0%
2–7 days	52.1
8–30 days	3.5
31–60 days	9.4
61–90 days	8.4
91–180 days	18.2
181+ days	8.4

7-DAY SEC YIELD (1)

Morgan Shares	0.00%
Premier Shares	0.05
Agency Shares	0.24
Class B Shares	0.00
Class C Shares	0.00
Institutional Class Shares	0.30
Reserve Shares	0.00
Investor Shares	0.00

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111 (retail investors) or 1-800-766-7722 (institutional investors).

An investment in a money market fund is not insured by the FDIC or any other government agency. Although money market funds strive to preserve the value of the investment at $1.00 per share, it is possible to lose money by investing in a money market fund.

**	Percentages indicated are based upon total investments as of February 28, 2009.

(1)	The yields for Morgan Shares, Premier Shares, Agency Shares, Class B Shares, Class C Shares, Institutional Class Shares, Reserve Shares and Investor Shares reflect the reimbursements or waivers of certain expenses. Without these subsidies, the yields would have been (0.09)%, 0.05%, 0.20%, (0.47)%, (0.47)%, 0.25%, (0.20)% and (0.01)% for Morgan Shares, Premier Shares, Agency Shares, Class B Shares, Class C Shares, Institutional Class Shares, Reserve Shares and Investor Shares, respectively.

A list of prior-day portfolio holdings of the JPMorgan U.S. Treasury Plus Money Market Fund is available upon request. Please contact your JPMorgan representative to obtain further information regarding this facility and information on holdings.

FEBRUARY 28, 2009        J.P. MORGAN MONEY MARKET FUNDS   5

JPMorgan Federal Money Market Fund

FUND COMMENTARY
AS OF FEBRUARY 28, 2009 (Unaudited)

FUND FACTS

Objective	Current income while still preserving capital and maintaining liquidity
Primary Investments	Direct obligations of the U.S. Treasury including Treasury bills, bonds and notes as well as debt obligations issued or guaranteed by U.S. government agencies or instrumentalities
Suggested investment time frame	Short-term
Share classes offered	Morgan, Premier, Agency, Institutional Class and Reserve Shares
Net Assets as of 2/28/2009	$21.8 Billion
Average Maturity	47 days
S&P rating*	AAAm
Moody’s rating*	Aaa
NAIC rating*	Class 1

*	This rating is historical and is based upon the Fund’s credit quality, market price exposure and management.

The S&P and Moody’s ratings are historical and signify that the Fund’s safety is excellent, with superior capacity to maintain a net asset value of $1.00 per share. The National Association of Insurance Commissioners’ (NAIC’s) Class 1 status indicates that the Fund meets certain pricing and quality guidelines.

MATURITY SCHEDULE**

1 day	17.0%
2–7 days	8.8
8–30 days	30.7
31–60 days	17.3
61–90 days	13.9
91–180 days	7.4
181+ days	4.9

7-DAY SEC YIELD (1)

Morgan Shares	0.05%
Premier Shares	0.19
Agency Shares	0.38
Institutional Class Shares	0.44
Reserve Shares	0.00

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111 (retail investors) or 1-800-766-7722 (institutional investors).

An investment in a money market fund is not insured by the FDIC or any other government agency. Although money market funds strive to preserve the value of the investment at $1.00 per share, it is possible to lose money by investing in a money market fund.

**	Percentages indicated are based upon total investments as of February 28, 2009.

(1)	The yields for Morgan Shares, Premier Shares, Agency Shares, Institutional Class Shares and Reserve Shares reflect the reimbursements or waivers of certain expenses. Without these subsidies, the yields would have been 0.04%, 0.19%, 0.34%, 0.39% and (0.07)% for Morgan Shares, Premier Shares, Agency Shares, Institutional Class Shares and Reserve Shares, respectively.

A list of prior-day portfolio holdings of the JPMorgan Federal Money Market Fund is available upon request. Please contact your JPMorgan representative to obtain further information regarding this facility and information on holdings.

6   J.P. MORGAN MONEY MARKET FUNDS        FEBRUARY 28, 2009

JPMorgan 100% U.S. Treasury Securities Money Market Fund

FUND COMMENTARY
AS OF FEBRUARY 28, 2009 (Unaudited)

FUND FACTS

Objective	Highest possible level of current income while still maintaining liquidity and providing maximum safety of principal
Primary Investments	Direct obligations of the U.S. Treasury including Treasury bills, bonds and notes
Suggested investment time frame	Short-term
Share classes offered	Morgan, Premier, Agency, Institutional Class, Reserve and Capital Shares
Net Assets as of 2/28/2009	$33.2 Billion
Average Maturity	49 days
S&P rating*	AAAm-G
Moody’s rating*	Aaa
NAIC rating*	Approved

*	This rating is historical and is based upon the Fund’s credit quality, market price exposure and management.

The S&P and Moody’s ratings are historical and signify that the Fund’s safety is excellent, with superior capacity to maintain a net asset value of $1.00 per share. The ‘G’ designation in the S&P rating means that the Fund’s portfolio consists primarily of U.S. Government securities. The National Association of Insurance Commissioners’ (NAIC’s) Approved status indicates that the Fund meets certain pricing and quality guidelines.

MATURITY SCHEDULE**

1 day	0.0%
2–7 days	9.1
8–30 days	36.4
31–60 days	21.4
61–90 days	25.1
91–180 days	2.6
181+ days	5.4

7-DAY SEC YIELD (1)

Morgan Shares	0.00%
Premier Shares	0.00
Agency Shares	0.00
Institutional Class Shares	0.02
Reserve Shares	0.00
Capital Shares	0.06

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111 (retail investors) or 1-800-766-7722 (institutional investors).

An investment in a money market fund is not insured by the FDIC or any other government agency. Although money market funds strive to preserve the value of the investment at $1.00 per share, it is possible to lose money by investing in a money market fund.

**	Percentages indicated are based upon total investments as of February 28, 2009.

(1)	The yields for Morgan Shares, Premier Shares, Agency Shares, Institutional Class Shares, Reserve Shares and Capital Shares reflect the reimbursements or waivers of certain expenses. Without these subsidies, the yields would have been (0.37)%, (0.23)%, (0.04)%, 0.00%, (0.48)%, and 0.02% for Morgan Shares, Premier Shares, Agency Shares, Institutional Class Shares, Reserve Shares and Capital Shares, respectively.

A list of prior-day portfolio holdings of the JPMorgan 100% U.S. Treasury Securities Money Market Fund is available upon request. Please contact your JPMorgan representative to obtain further information regarding this facility and information on holdings.

FEBRUARY 28, 2009        J.P. MORGAN MONEY MARKET FUNDS   7

JPMorgan Tax Free Money Market Fund

FUND COMMENTARY
AS OF FEBRUARY 28, 2009 (Unaudited)

FUND FACTS

Objective	Highest possible level of current income which is excluded from gross income, while preserving capital and maintaining liquidity*
Primary Investments	High quality short-term municipal securities, which provide tax-exempt income
Suggested investment time frame	Short-term
Share classes offered	Morgan, Premier, Agency, Institutional Class and Reserve Shares
Net Assets as of 2/28/2009	$30.0 Billion
Average Maturity	25 days
S&P rating**	AAAm
Moody’s rating**	Aaa
NAIC rating**	Class 1

*	A portion of the Fund’s income distributions may be subject to the Alternative Minimum Tax (AMT), and some investors may be subject to certain state and local taxes.

**	This rating is historical and is based upon the Fund’s credit quality, market price exposure and management.

The S&P and Moody’s ratings are historical and signify that the Fund’s safety is excellent, with superior capacity to maintain a net asset value of $1.00 per share. The National Association of Insurance Commissioners’ (NAIC’s) Class 1 status indicates that the Fund meets certain pricing and quality guidelines.

MATURITY SCHEDULE***

1 day	9.8%
2–7 days	76.7
8–30 days	0.5
31–60 days	1.6
61–90 days	0.6
91–180 days	6.9
181+ days	3.9

7-DAY SEC YIELD (1)

Morgan Shares	0.29%
Premier Shares	0.43
Agency Shares	0.62
Institutional Class Shares	0.68
Reserve Shares	0.18

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111 (retail investors) or 1-800-766-7722 (institutional investors).

An investment in a money market fund is not insured by the FDIC or any other government agency. Although money market funds strive to preserve the value of the investment at $1.00 per share, it is possible to lose money by investing in a money market fund.

***	Percentages indicated are based upon total investments as of February 28, 2009.

(1)	The yields for Morgan Shares, Premier Shares, Agency Shares, Institutional Class Shares and Reserve Shares reflect the reimbursements or waivers of certain expenses. Without these subsidies, the yields would have been 0.28%, 0.43%, 0.58%, 0.63% and 0.18% for Morgan Shares, Premier Shares, Agency Shares, Institutional Class Shares and Reserve Shares, respectively.

A list of prior-day portfolio holdings of the JPMorgan Tax Free Money Market Fund is available upon request. Please contact your JPMorgan representative to obtain further information regarding this facility and information on holdings.

8   J.P. MORGAN MONEY MARKET FUNDS        FEBRUARY 28, 2009

JPMorgan Municipal Money Market Fund

FUND COMMENTARY
AS OF FEBRUARY 28, 2009 (Unaudited)

FUND FACTS

Objective	Seeks as high a level of current interest income exempt from federal income tax as is consistent with liquidity and stability of principal
Primary Investments	High quality short-term municipal securities, which provide tax-exempt income
Suggested investment time frame	Short-term
Share classes offered	Morgan, Premier, Agency, Institutional Class, Reserve, Service and E*Trade Shares
Net Assets as of 2/28/2009	$2.6 Billion
Average Maturity	26 days
S&P rating	Not Rated
Moody’s rating	Not Rated
NAIC rating	Not Rated

MATURITY SCHEDULE**

1 day	15.3%
2–7 days	69.2
8–30 days	2.0
31–60 days	2.5
61–90 days	2.0
91–180 days	4.4
181+ days	4.6

7-DAY SEC YIELD (1)

Morgan Shares	0.48%
Premier Shares	0.62
Agency Shares	0.82
Institutional Class Shares	0.88
Reserve Shares	0.37
Service Shares	0.03
E*Trade Shares	0.07

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111 (retail investors) or 1-800-766-7722 (institutional investors).

An investment in a money market fund is not insured by the FDIC or any other government agency. Although money market funds strive to preserve the value of the investment at $1.00 per share, it is possible to lose money by investing in a money market fund.

**	Percentages indicated are based upon total investments as of February 28, 2009.

(1)	The yields for Morgan Shares, Premier Shares, Agency Shares, Institutional Class Shares, Reserve Shares, Service Shares and E*Trade Shares reflect the reimbursements or waivers of certain expenses. Without these subsidies, the yields would have been 0.46%, 0.61%, 0.77%, 0.82%, 0.36%, 0.00% and 0.05% for Morgan Shares, Premier Shares, Agency Shares, Institutional Class Shares, Reserve Shares, Service Shares and E*Trade Shares, respectively.

A list of prior-day portfolio holdings of the JPMorgan Municipal Money Market Fund is available upon request. Please contact your JPMorgan representative to obtain further information regarding this facility and information on holdings.

FEBRUARY 28, 2009        J.P. MORGAN MONEY MARKET FUNDS   9

JPMorgan Prime Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2009

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION (t)	VALUE($)
Certificates of Deposit — 36.3%
100,000	Australia & New Zealand Banking Group Ltd., 0.550%, 04/01/09	100,000
	Banco Bilbao Vizcaya Argentaria S.A.,
35,000	0.900%, 07/15/09	35,000
457,500	0.905%, 05/20/09	457,505
139,950	1.150%, 07/09/09	139,950
437,000	1.205%, 07/06/09	437,008
300,000	Banco Espirito Santo S.A., 0.750%, 03/04/09	300,000
275,000	Bank of Scotland plc, VAR, 2.403%, 03/06/09	275,000
	Barclays Bank plc,
574,270	1.200%, 05/04/09	574,270
747,500	1.330%, 05/18/09	747,500
233,000	1.350%, 05/15/09	233,000
568,000	2.430%, 03/03/09	568,000
270,000	2.430%, 03/04/09	270,000
200,000	Bayerische Hypo-Und Vereinsbank AG, 0.800%, 04/03/09	200,000
	Bayerische Landesbank,
713,500	0.650%, 03/03/09	713,500
256,000	1.150%, 03/02/09	256,000
297,800	1.150%, 03/23/09	297,800
	BNP Paribas,
755,000	0.980%, 07/13/09	755,000
170,000	1.010%, 05/19/09	170,004
577,000	1.030%, 05/12/09	577,000
1,168,600	1.070%, 05/11/09	1,168,600
877,180	1.300%, 06/30/09	877,180
1,369,600	1.500%, 06/24/09	1,369,600
	Caisse Nationale des Caisses d’Epargne et de Prevoyance,
320,000	0.680%, 04/15/09	320,004
573,000	0.750%, 04/14/09	573,007
200,000	1.220%, 04/06/09	200,002
1,468,500	1.220%, 05/11/09	1,468,529
605,400	1.610%, 03/19/09	605,403
	Caixa Generale de Deposito,
308,000	0.950%, 04/16/09	308,002
385,950	0.960%, 04/17/09	385,955
	Calyon N.A. Co.,
425,440	1.250%, 05/01/09	425,440
508,100	1.250%, 05/05/09	508,100
500,000	1.680%, 06/30/09	500,000
100,000	1.850%, 06/18/09	100,135
390,500	3.130%, 03/09/09	390,500
312,000	Canadian Imperial Bank of Commerce, 0.680%, 05/04/09	312,000
	Credit Agricole S.A.,
583,000	1.050%, 05/12/09	583,000
591,000	1.050%, 05/13/09	591,000
471,000	1.050%, 06/01/09	471,000
218,000	1.150%, 05/22/09	218,000
500,000	2.450%, 03/02/09	500,000
88,000	2.500%, 03/06/09	88,000
541,000	2.520%, 03/03/09	541,000
	Credit Industriel et Commercial,
300,000	1.360%, 05/29/09	300,000
393,750	1.370%, 05/26/09	393,750
500,000	1.370%, 05/28/09	500,000
865,400	2.520%, 06/18/09	865,426
439,000	2.550%, 06/17/09	439,013
229,000	2.550%, 06/23/09	229,007
568,350	3.000%, 03/10/09	568,350
638,000	3.460%, 03/04/09	638,001
100,000	3.500%, 03/03/09	100,003
568,000	3.550%, 03/03/09	568,000
	Danske Bank,
915,000	2.000%, 03/12/09	915,000
567,000	2.260%, 03/09/09	567,001
550,000	Deutsche Bank AG, VAR, 1.635%, 11/04/09	550,000
	ING Bank N.V.,
597,000	0.905%, 04/30/09	597,005
1,188,000	1.240%, 05/26/09	1,188,000
	Intesa Sanpaolo IMI S.p.A.,
700,000	0.760%, 05/01/09	700,012
500,000	1.350%, 07/06/09	500,000
68,000	2.270%, 03/02/09	68,000
	KBC Bank N.V.,
1,476,000	0.800%, 03/03/09	1,476,001
893,000	0.800%, 03/04/09	893,001
859,000	0.850%, 03/11/09	859,002
882,300	Landesbank Hessen-Thuringen Girozentrale, 0.570%, 03/25/09	882,306
	Lloyds TSB Bank plc,
459,000	0.800%, 03/19/09	459,000
1,155,000	0.830%, 03/16/09	1,155,000
563,500	1.040%, 03/09/09	563,500
150,000	Mitsubishi UFJ Trust & Banking Corp., 0.500%, 03/12/09	150,000
	National Australia Bank Ltd.,
1,140,000	0.600%, 04/14/09	1,140,000
1,833,500	0.740%, 05/22/09	1,833,500

SEE NOTES TO FINANCIAL STATEMENTS.

10   J.P. MORGAN MONEY MARKET FUNDS        FEBRUARY 28, 2009

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Certificates of Deposit — Continued
	Natixis,
350,000	0.530%, 03/06/09	350,000
490,000	0.580%, 03/03/09	490,000
200,000	Norddeutsche Landesbank Luxembourg S.A., 1.400%, 03/02/09	200,000
1,134,600	Nordea Bank plc, 2.510%, 06/12/09	1,134,632
	Norinchukin Bank-New York,
500,000	0.550%, 04/02/09	500,000
450,000	0.550%, 04/03/09	450,000
	Rabobank Nederland N.V.,
380,500	2.200%, 05/27/09	380,500
276,000	2.200%, 06/04/09	276,000
519,000	2.250%, 05/26/09	519,000
	Royal Bank of Scotland plc,
900,000	1.200%, 09/02/09	900,000
799,150	1.250%, 01/26/10	799,150
421,550	1.450%, 02/08/10	421,550
433,000	VAR, 2.451%, 03/05/09	433,000
	Sanpaolo IMI S.p.A.,
200,000	0.760%, 05/08/09	200,004
500,000	1.250%, 07/08/09	500,000
500,000	2.284%, 03/03/09	500,000
511,000	VAR, 2.451%, 03/05/09	511,000
881,000	Skandinaviska Enskilda Banken AB, 1.100%, 05/01/09	881,015
	Societe Generale,
997,500	0.500%, 03/13/09	997,500
589,000	0.520%, 03/04/09	589,000
755,000	0.970%, 07/13/09	755,000
106,000	1.000%, 07/13/09	106,040
480,000	1.030%, 05/11/09	480,000
1,132,200	1.440%, 07/07/09	1,132,200
	Sumitomo Mitsui Banking Corp.,
584,250	0.500%, 03/10/09	584,250
85,000	0.500%, 03/12/09	85,000
500,000	0.500%, 03/13/09	500,000
	Svenska Handelsbanken, Inc.,
594,000	0.920%, 05/26/09	594,000
192,750	1.150%, 07/09/09	192,750
790,900	2.050%, 03/11/09	790,906
99,000	2.100%, 03/10/09	99,001
222,000	2.150%, 03/09/09	222,000
	UBS AG,
1,110,000	0.510%, 03/04/09	1,110,001
750,000	0.520%, 03/18/09	750,003
880,200	0.570%, 03/25/09	880,206
	Ulster Bank Ireland Ltd.,
720,000	1.050%, 03/18/09	720,003
849,000	1.350%, 03/09/09	849,002
	UniCredito Italiano S.p.A.,
500,000	0.670%, 03/20/09	500,000
150,000	0.700%, 03/27/09	150,000
	Total Certificates of Deposit (Cost $60,241,585)	60,241,585
Commercial Paper — 28.2% (n)
	Amstel Funding Corp.,
115,000	1.253%, 03/16/09	114,940
245,000	1.453%, 03/13/09	244,882
300,000	1.504%, 03/09/09 (e)	299,900
46,000	2.004%, 03/12/09	45,972
381,000	2.104%, 03/27/09	380,422
300,000	2.104%, 03/30/09	299,493
185,600	2.104%, 04/01/09	185,264
	Amsterdam Funding Corp.,
43,350	0.550%, 03/24/09	43,335
73,500	0.550%, 03/05/09	73,495
45,000	0.550%, 03/06/09	44,997
338,000	0.550%, 03/17/09	337,917
135,000	0.550%, 03/23/09	134,955
340,000	0.550%, 03/26/09	339,870
	Antalis U.S. Funding Corp.,
92,000	0.600%, 03/10/09 (e)	91,986
264,000	2.263%, 03/09/09 (e)	263,868
48,100	2.515%, 03/05/09 (e)	48,087
	ANZ National International Ltd.,
245,000	VAR, 1.480%, 03/04/09 (m)	245,000
250,000	VAR, 2.171%, 03/16/09 (m)	250,000
	ASB Finance Ltd.,
80,000	1.153%, 04/20/09 (m)	79,872
48,400	1.234%, 05/05/09 (m)	48,293
129,000	1.250%, 5/29/09 (e)	128,606
100,000	1.254%, 05/27/09 (e) (m)	99,698
90,000	1.505%, 04/02/09 (m)	89,880
30,000	1.506%, 04/09/09 (m)	29,951
100,000	VAR, 2.481%, 03/02/09	100,000
	Aspen Funding Corp.,
140,000	0.601%, 04/16/09	139,893
75,000	0.751%, 03/18/09	74,973
30,000	0.751%, 04/23/09 (e)	29,967

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2009        J.P. MORGAN MONEY MARKET FUNDS   11

JPMorgan Prime Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2009 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Commercial Paper — Continued
	Atlantic Asset Securitization LLC,
200,000	0.500%, 03/09/09 (e)	199,978
250,000	0.551%, 04/17/09 (e)	249,820
	Atlantis One Funding Corp.,
50,000	0.651%, 04/22/09	49,953
275,000	0.652%, 07/13/09	274,335
945,000	4.083%, 04/15/09	940,275
	Banco Bilbao Vizcaya Argentaria S.A.,
142,000	0.851%, 04/14/09	141,852
400,700	0.902%, 05/20/09 (e)	399,899
860,000	0.904%, 07/15/09 (e)	857,076
930,000	0.950%, 07/14/09 (e)	926,704
100,000	1.000%, 07/13/09 (e)	99,630
15,000	Barclays U.S. Funding Corp., 1.199%, 05/04/09	14,968
15,000	BNP Paribas, 1.068%, 05/11/09	14,969
	BNZ International Funding Ltd.,
137,000	1.053%, 05/20/09	136,680
200,000	1.053%, 05/29/09 (e)	199,481
175,000	1.073%, 05/14/09 (e)	174,615
100,000	1.073%, 05/15/09	99,777
148,000	1.173%, 05/06/09	147,683
300,000	1.174%, 05/08/09	299,337
350,000	2.293%, 03/04/09	349,933
100,000	2.435%, 03/05/09	100,000
189,900	3.098%, 03/16/09	189,659
	CAFCO LLC,
200,000	0.600%, 03/17/09	199,947
250,000	0.600%, 03/25/09 (e)	249,900
267,500	0.600%, 04/01/09 (e)	267,362
295,000	0.600%, 04/02/09 (e)	294,842
200,000	0.620%, 03/20/09 (e)	199,935
50,000	0.751%, 03/02/09 (e)	49,999
200,000	0.751%, 03/04/09	199,987
	Caisse Nationale des Caisses d’Epargne et de Prevoyance,
190,000	0.661%, 04/22/09	189,819
300,000	0.701%, 04/14/09 (e)	299,743
300,000	0.701%, 04/17/09 (e)	299,726
300,000	1.029%, 04/09/09 (e)	299,666
67,500	1.143%, 05/05/09	67,361
63,250	1.194%, 04/06/09	63,175
869,000	1.440%, 03/31/09	869,007
300,000	1.506%, 03/17/09 (e)	299,800
300,000	1.506%, 03/20/09 (e)	299,763
	Calyon N.A. Co.,
39,000	1.249%, 05/05/09	38,912
41,300	1.254%, 05/01/09	41,213
	Cancara Asset Securitisation LLC,
350,000	0.500%, 03/04/09 (e)	349,985
112,750	0.500%, 03/05/09	112,744
295,000	0.550%, 04/02/09	294,860
550,000	0.721%, 03/11/09 (e)	549,890
7,000	0.901%, 04/09/09	6,993
190,000	0.901%, 04/15/09 (e)	189,787
	CBA Finance, Inc.,
350,100	0.792%, 05/26/09	349,439
143,000	0.792%, 05/29/09	142,721
	Charta Corp.,
400,000	0.600%, 03/12/09 (e)	399,927
245,000	0.600%, 03/13/09	244,951
60,000	0.650%, 03/17/09	59,982
500,000	0.751%, 03/04/09 (e)	499,969
	Ciesco, LLC,
340,000	0.600%, 03/11/09 (e)	339,943
270,000	0.600%, 03/18/09	269,924
63,000	0.600%, 04/01/09	62,967
200,000	0.751%, 03/03/09 (e)	199,992
	CRC Funding LLC,
200,000	0.600%, 04/01/09 (e)	199,897
390,000	0.600%, 03/10/09	389,941
200,000	0.600%, 03/17/09 (e)	199,947
100,000	0.600%, 04/02/09 (e)	99,947
394,000	0.751%, 03/03/09 (e)	393,983
	Danske Corp.,
100,000	0.801%, 04/14/09 (e)	99,902
75,000	1.045%, 07/21/09	74,693
307,900	1.995%, 03/12/09 (e)	307,713
1,417,000	2.509%, 03/09/09 (e)	1,416,217
	DnB NOR Bank ASA,
336,000	0.601%, 04/17/09 (e)	335,737
350,000	0.821%, 03/03/09 (e)	349,984
475,000	1.013%, 05/11/09 (e)	474,054
580,000	DZ Bank AG, 0.550%, 03/04/09	579,973
	Ebbets Funding LLC,
250,000	0.800%, 03/18/09	249,905
304,000	0.851%, 03/19/09 (e)	303,871
315,000	Edison Asset Securitization LLC, 4.187%, 04/16/09	313,350
1,000,000	Erste Finance LLC, 0.350%, 03/02/09 (e)	999,990

SEE NOTES TO FINANCIAL STATEMENTS.

12   J.P. MORGAN MONEY MARKET FUNDS        FEBRUARY 28, 2009

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Commercial Paper — Continued
	Gemini Securitization Corp. LLC,
92,000	0.550%, 03/25/09	91,966
200,000	0.600%, 03/20/09 (e)	199,937
27,000	0.751%, 04/27/09 (e)	26,968
125,000	0.802%, 05/05/09	124,819
80,000	0.902%, 05/12/09	79,856
	General Electric Capital Corp.,
312,000	0.450%, 04/29/09	311,770
732,000	0.854%, 07/28/09	729,425
129,595	0.854%, 07/29/09	129,136
857,000	2.020%, 05/21/09	853,143
1,035,600	2.276%, 05/12/09	1,030,940
	Govco LLC,
89,000	0.550%, 03/18/09	88,977
115,000	0.550%, 03/05/09	114,993
75,000	0.550%, 03/17/09 (e)	74,982
125,000	Greenwich Capital Holdings, Inc., 1.092%, 03/05/09	124,985
	Hannover Funding Co., LLC,
134,000	1.101%, 03/23/09 (e)	133,910
85,000	1.756%, 03/13/09 (e)	84,950
	Intesa Funding LLC,
421,708	0.300%, 03/02/09	421,704
135,000	1.250%, 07/09/09	134,395
395,000	1.349%, 07/06/09	393,133
344,200	1.430%, 06/30/09	342,557
	KBC Financial Products International Ltd.,
243,000	0.751%, 03/04/09	242,985
77,100	0.801%, 03/30/09	77,050
191,000	0.801%, 04/01/09	190,869
134,500	0.851%, 04/02/09	134,398
	Landesbank Baden-Wuerttemberg,
291,280	0.550%, 03/11/09	291,235
255,000	0.550%, 03/17/09	254,938
245,000	0.600%, 03/02/09	244,996
776,000	0.605%, 04/01/09	775,596
203,000	0.650%, 04/03/09	202,879
	Liberty Street Funding LLC,
230,000	2.010%, 03/06/09	229,936
400,000	4.239%, 04/16/09	397,879
290,000	4.242%, 04/21/09	288,295
117,300	Lloyds TSB Bank plc, 0.881%, 04/14/09	117,174
	LMA Americas LLC,
72,300	0.550%, 03/10/09	72,290
175,000	0.771%, 04/24/09	174,798
25,000	1.003%, 03/17/09	24,989
	Market Street Funding Corp.,
189,707	0.500%, 03/12/09	189,678
52,964	0.500%, 03/13/09	52,955
138,000	Matchpoint Master Trust, 0.500%, 03/27/09 (e)	137,950
	Mont Blanc Capital Corp.,
35,200	0.600%, 03/05/09	35,198
55,000	0.751%, 04/28/09	54,933
	Natixis Commercial Paper Corp.,
589,000	0.500%, 03/09/09	588,935
410,000	0.560%, 03/25/09	409,847
225,000	0.560%, 03/18/09	224,940
466,000	0.680%, 04/03/09	465,710
	Newport Funding Corp.,
70,000	0.601%, 04/16/09	69,946
300,000	0.751%, 04/23/09	299,669
	Norddeutsche Landesbank Luxembourg S.A.,
100,000	0.836%, 03/12/09 (e)	99,975
75,000	0.836%, 03/13/09 (e)	74,979
100,000	1.258%, 04/06/09	99,874
73,000	1.258%, 04/07/09	72,906
85,000	1.304%, 05/08/09 (e)	84,791
100,000	1.304%, 05/11/09 (e)	99,744
125,000	1.304%, 05/12/09	124,675
66,000	1.308%, 03/09/09	65,981
100,000	1.308%, 03/10/09	99,967
32,000	1.657%, 05/04/09	31,906
100,000	1.657%, 05/06/09 (e)	99,698
100,000	1.657%, 05/07/09 (e)	99,693
	Nordea North America, Inc.,
250,000	2.450%, 06/09/09	248,319
697,000	2.451%, 06/15/09	692,034
90,000	Old Line Funding LLC, 4.187%, 04/17/09	89,518
68,100	Rabobank USA Finance Corp., 2.250%, 05/26/09	67,738
160,474	Ranger Funding Co., LLC, 0.701%, 05/11/09 (e)	160,252
400,000	Sanpaolo IMI U.S. Financial Co., 1.345%, 03/30/09	399,568
236,000	Santander Central Hispano Finance Delaware, Inc., 1.360%, 07/22/09	234,734
	Sheffield Receivables Corp.,
36,500	0.500%, 03/11/09 (e)	36,495
50,000	0.702%, 07/13/09	49,870
185,000	1.304%, 03/05/09	184,973
50,000	4.186%, 04/14/09	49,750
455,000	4.363%, 04/08/09	452,949

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2009        J.P. MORGAN MONEY MARKET FUNDS   13

JPMorgan Prime Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2009 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Commercial Paper — Continued
	Skandinaviska Enskilda Banken AB,
22,500	0.500%, 03/23/09	22,493
175,500	0.972%, 03/27/09	175,377
145,000	0.992%, 03/13/09	144,952
223,370	1.002%, 04/06/09 (e)	223,147
294,800	1.002%, 04/09/09	294,481
	Stadshypotek Delaware Corp.,
286,600	1.163%, 05/12/09	285,935
300,000	1.163%, 05/13/09	299,294
61,460	1.163%, 05/15/09	61,312
120,000	1.183%, 05/19/09	119,690
225,300	1.183%, 05/20/09	224,709
200,000	1.184%, 05/26/09	199,436
	Surrey Funding Corp.,
50,000	0.550%, 03/30/09 (e)	49,978
176,000	2.314%, 03/13/09 (e)	175,865
544,300	Svenska Handelsbanken, Inc., 2.152%, 03/09/09	544,041
	Tasman Funding, Inc.,
97,000	1.303%, 03/18/09	96,941
52,042	1.602%, 03/03/09	52,037
221,773	1.806%, 03/11/09	221,662
134,000	2.004%, 04/03/09	133,754
94,700	Tempo Finance Ltd., 0.751%, 03/09/09	94,684
115,644	Thames Asset Global Securitization, Inc., 0.700%, 03/09/09 (e)	115,626
35,000	Ticonderoga Funding LLC, 0.500%, 03/25/09	34,988
	Tulip Funding Corp.,
314,044	0.600%, 03/05/09	314,023
150,272	0.600%, 04/02/09	150,194
146,687	0.650%, 03/12/09 (e)	146,658
135,000	0.700%, 03/03/09	134,995
	UniCredit Bank Ireland plc,
170,000	0.600%, 03/06/09	169,986
500,000	0.800%, 04/03/09 (e)	499,655
200,000	Variable Funding Capital Corp., 0.651%, 04/09/09	199,859
	Versailles Commercial Paper LLC,
327,000	0.851%, 03/20/09	326,853
67,000	1.201%, 03/03/09 (e)	66,996
	Windmill Funding Corp.,
140,000	0.550%, 03/06/09 (e)	139,989
100,000	0.550%, 03/05/09	99,994
143,054	0.580%, 03/11/09	143,031
180,000	0.580%, 03/13/09	179,965
	Total Commercial Paper (Cost $46,831,078)	46,831,078
Corporate Notes — 3.6%
	Capital Markets — 0.6%
	Macquarie Bank Ltd.,
268,100	VAR, 1.323%, 04/16/09 (e)	268,100
704,700	1.975%, 01/15/10 (e)	704,700
57,000	Merrill Lynch & Co., Inc., VAR, 3.051%, 05/20/09	57,069
		1,029,869
	Commercial Banks — 2.6%
274,000	Australia & New Zealand Banking Group Ltd., VAR, 2.427%, 03/02/09 (e)	274,000
	Bank of America N.A.,
975,000	0.500%, 03/02/09 (e)	975,000
763,000	VAR, 1.374%, 04/30/09	763,000
600,000	Bayerische Landesbank, VAR, 0.533%, 03/24/09	600,000
412,000	BNP Paribas, VAR, 1.461%, 05/13/09	412,000
600,000	Kreditanstalt fuer Wiederaufbau, VAR, 1.183%, 04/21/09	600,000
175,000	National Australia Bank Ltd., VAR, 2.423%, 10/06/09 (e)	175,000
486,000	Rabobank Nederland N.V., VAR, 1.431%, 05/10/09 (e)	485,983
100,000	Wachovia Bank, N.A., VAR, 1.635%, 04/06/09	100,000
		4,384,983
	Diversified Financial Services — 0.4%
	General Electric Capital Corp.,
350,000	VAR, 0.508%, 03/09/09	350,000
220,000	VAR, 0.513%, 03/24/09	220,000
		570,000
	Total Corporate Notes (Cost $5,984,852)	5,984,852
Repurchase Agreements — 11.4%
531,740	Bank of America Securities LLC, 0.280%, dated 02/27/09, due 03/02/09, repurchase price $531,752, collateralized by U.S. Government Agency Securities with a value of $542,375	531,740
741,861	Bank of America, 0.270%, dated 02/27/09, due 03/02/09, repurchase price $741,878, collateralized by U.S. Government Agency Securities with a value of $756,698	741,861
2,000,000	Barclays Capital, Inc., 0.280%, dated 02/27/09, due 03/02/09, repurchase price $2,000,047, collateralized by U.S. Government Agency Securities with a value of $2,040,001	2,000,000
9,900,000	Barclays Capital, Inc., 0.280%, dated 02/27/09, due 03/02/09, repurchase price $9,900,231, collateralized by U.S. Government Agency Securities with a value of $10,098,000	9,900,000

SEE NOTES TO FINANCIAL STATEMENTS.

14   J.P. MORGAN MONEY MARKET FUNDS        FEBRUARY 28, 2009

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Repurchase Agreements — Continued
3,000,000	Deutsche Bank AG, 0.250%, dated 02/27/09, due 03/02/09, repurchase price $3,000,063, collateralized by U.S. Government Agency Securities with a value of $3,060,000	3,000,000
138,790	Deutsche Bank AG, 0.250%, dated 02/27/09, due 03/02/09, repurchase price $138,793, collateralized by U.S. Government Agency Securities with a value of $141,566	138,790
600,000	Deutsche Bank Securities AG, 0.290%, dated 02/27/09, due 03/02/09, repurchase price $600,015, collateralized by U.S. Government Agency Securities with a value of $612,000	600,000
2,000,000	UBS Warburg LLC, 0.270%, dated 02/27/09, due 03/02/09, repurchase price $2,000,045, collateralized by U.S. Government Agency Securities with a value of $2,040,003	2,000,000
	Total Repurchase Agreements (Cost $18,912,391)	18,912,391
Sovereign Agency — 0.2%
260,600	Export Development Canada, 1.500%, 01/15/10 (e) (Cost $260,600)	260,600
Time Deposits — 12.4%
1,000,000	Bayerische Hypo, 0.350%, 03/02/09	1,000,000
1,000,000	BNP Paribas, 0.250%, 03/02/09	1,000,000
	Calyon N.A. Co.,
1,000,000	0.310%, 03/02/09	1,000,000
1,223,100	0.350%, 03/02/09	1,223,100
400,000	Canadian Imperial Bank of Commerce, 0.250%, 03/02/09	400,000
	Citibank, N.A.,
1,445,996	0.220%, 03/02/09	1,445,996
1,000,000	0.230%, 03/02/09	1,000,000
500,000	Commerzbank AG, 0.250%, 03/02/09	500,000
280,000	DZ Bank AG, 0.250%, 03/02/09	280,000
	HSH Nordbank AG,
1,210,000	0.350%, 03/02/09	1,210,000
590,000	0.550%, 03/05/09	590,000
1,000,000	KBC Bank N.V., 0.230%, 03/02/09	1,000,000
1,780,000	Landesbank Baden-Wuerttemberg, 0.280%, 03/02/09	1,780,000
895,000	Landesbank Hessen-Thuringen Girozentrale, 0.350%, 03/02/09	895,000
1,185,000	Lloyds TSB Bank plc, 0.350%, 03/02/09	1,185,000
1,790,000	National Bank of Canada, 0.320%, 03/02/09	1,790,000
	Natixis,
1,000,000	0.400%, 03/02/09	1,000,000
600,000	0.500%, 03/02/09	600,000
2,700,000	Societe Generale 0.350%, 03/02/09	2,700,000
	Total Time Deposits (Cost $20,599,096)	20,599,096
U.S. Government Agency Securities — 9.2%
	Federal Home Loan Bank,
748,665	0.960%, 02/04/10	747,912
690,000	DN, 0.300%, 03/11/09 (n)	689,942
650,000	DN, 1.729%, 11/23/09 (n)	641,805
197,700	DN, 1.815%, 03/16/09 (n)	197,675
610,000	DN, 1.833%, 11/19/09 (n)	601,979
601,650	DN, 1.833%, 11/20/09 (n)	593,708
360,000	VAR, 0.755%, 03/02/09	360,000
	Federal Home Loan Banking System,
1,142,000	1.020%, 02/26/10	1,141,355
695,260	VAR, 0.520%, 03/03/09	695,260
494,350	VAR, 1.171%, 05/10/09	494,257
	Federal Home Loan Mortgage Corp.,
624,728	DN, 1.729%, 11/18/09 (n)	616,999
600,220	DN, 2.092%, 11/02/09 (n)	591,812
360,000	VAR, 0.770%, 03/02/09	360,000
198,000	VAR, 2.001%, 03/05/09	197,774
	Federal National Mortgage Association,
610,000	DN, 1.832%, 11/13/09 (n)	602,162
1,223,920	DN, 2.093%, 11/06/09 (n)	1,206,496
598,100	DN, 2.114%, 11/05/09 (n)	589,537
730,000	VAR, 0.460%, 03/03/09	729,553
815,000	VAR, 0.460%, 03/03/09	815,000
1,300,000	VAR, 1.079%, 04/25/09	1,299,648
1,290,000	VAR, 1.082%, 04/21/09	1,290,000
260,000	VAR, 1.167%, 05/12/09	259,973
451,000	VAR, 1.171%, 05/08/09	450,911
	Total U.S. Government Agency Securities (Cost $15,173,758)	15,173,758
	Total Investments — 101.3% (Cost $168,003,360)*	168,003,360
	Liabilities in Excess of Other Assets — (1.3)%	(2,114,625)
	NET ASSETS — 100.0%	$165,888,735

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2009        J.P. MORGAN MONEY MARKET FUNDS   15

JPMorgan Liquid Assets Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2009

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION (t)	VALUE($)
Certificates of Deposit — 36.7%
	Banco Bilbao Vizcaya Argentaria S.A.,
75,000	0.905%, 05/20/09	75,001
43,000	1.205%, 07/06/09	43,001
30,000	Bank of Scotland plc, VAR, 2.403%, 03/06/09	30,000
	Barclays Bank plc,
49,000	1.200%, 05/04/09	49,000
20,000	1.350%, 05/15/09	20,000
54,000	2.430%, 03/03/09	54,000
28,000	2.430%, 03/04/09	28,000
60,000	Bayerische Hypo-Und Vereinsbank AG, 0.650%, 03/03/09	60,000
	Bayerische Landesbank,
58,000	1.150%, 03/02/09	58,000
26,000	1.150%, 03/23/09	26,000
	BNP Paribas,
141,000	0.980%, 07/13/09	141,000
51,000	1.030%, 05/12/09	51,000
101,000	1.070%, 05/11/09	101,000
82,000	1.300%, 06/30/09	82,000
108,000	1.500%, 06/24/09	108,000
	Caisse Nationale des Caisses d’Epargne et de Prevoyance,
28,000	0.680%, 04/15/09	28,000
113,000	0.750%, 04/14/09	113,001
126,000	1.220%, 05/11/09	126,003
113,000	1.610%, 03/19/09	113,001
	Caixa Generale de Depositos,
27,000	0.950%, 04/16/09	27,000
30,000	0.960%, 04/17/09	30,001
	Calyon N.A. Co.,
42,000	1.250%, 05/01/09	42,000
50,000	1.250%, 05/05/09	50,000
114,000	3.130%, 03/09/09	114,000
26,000	Canadian Imperial Bank of Commerce, 0.680%, 05/04/09	26,000
	Credit Agricole S.A.,
51,000	1.050%, 05/12/09	51,000
50,000	1.050%, 05/13/09	50,000
18,000	1.150%, 05/22/09	18,000
59,000	2.520%, 03/03/09	59,000
	Credit Industriel et Commercial,
25,000	1.360%, 05/29/09	25,000
75,000	1.370%, 05/26/09	75,000
80,000	2.520%, 06/18/09	80,002
61,000	2.550%, 06/17/09	61,002
54,000	3.000%, 03/10/09	54,000
50,000	3.350%, 03/09/09	50,000
62,000	3.460%, 03/04/09	62,000
53,000	3.550%, 03/03/09	53,000
	Danske Bank,
85,000	2.000%, 03/12/09	85,000
54,000	2.260%, 03/09/09	54,000
	ING Bank N.V.,
50,000	0.905%, 04/30/09	50,000
100,000	1.240%, 05/26/09	100,000
43,000	Intesa Sanpaolo IMI S.p.A., 1.350%, 07/06/09	43,000
	KBC Bank N.V.,
112,000	0.800%, 03/03/09	112,000
85,000	0.800%, 03/04/09	85,000
74,000	0.850%, 03/11/09	74,000
75,000	Landesbank Hessen-Thueringen Girozentrale, 0.570%, 03/25/09	75,001
	Lloyds TSB Bank plc,
41,000	0.800%, 03/19/09	41,000
103,000	0.830%, 03/16/09	103,000
50,000	1.040%, 03/09/09	50,000
25,000	Mitsubishi UFJ Trust & Banking Corp., 0.500%, 03/12/09	25,000
	National Australia Bank Ltd.,
102,000	0.600%, 04/14/09	102,000
135,000	0.740%, 05/22/09	135,000
42,500	Natixis, 0.580%, 03/03/09	42,500
30,000	Norddeutsche Landesbank Luxembourg S.A., 1.400%, 03/02/09	30,000
109,000	Nordea Bank plc, 2.510%, 06/12/09	109,003
50,000	Norinchukin Bank-New York, 0.550%, 04/03/09	50,000
	Rabobank Nederland N.V.,
27,000	2.200%, 06/04/09	27,000
55,000	2.250%, 05/26/09	55,000
	Royal Bank of Scotland plc,
65,000	1.200%, 09/02/09	65,000
69,000	1.250%, 01/26/10	69,000
30,000	1.450%, 02/08/10	30,000
23,000	VAR, 2.451%, 03/05/09	23,000
	Sanpaolo IMI S.p.A.,
100,000	0.760%, 05/08/09	100,002
65,000	1.250%, 07/08/09	65,000
54,000	2.270%, 03/02/09	54,000
62,000	VAR, 2.451%, 03/05/09	62,000
73,350	Skandinaviska Enskilda Banken AB, 1.100%, 05/01/09	73,351

SEE NOTES TO FINANCIAL STATEMENTS.

16   J.P. MORGAN MONEY MARKET FUNDS        FEBRUARY 28, 2009

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Certificates of Deposit — Continued
	Societe Generale,
48,000	0.520%, 03/04/09	48,000
45,000	1.000%, 07/13/09	45,017
20,000	1.030%, 05/11/09	20,000
102,000	1.440%, 07/07/09	102,000
	Sumitomo Mitsui Banking Corp.,
51,000	0.500%, 03/10/09	51,000
51,000	0.500%, 03/12/09	51,000
	Svenska Handelsbanken, Inc.,
50,000	0.920%, 05/26/09	50,000
81,000	2.100%, 03/10/09	81,001
	UBS AG,
77,000	0.510%, 03/04/09	77,000
75,000	0.570%, 03/25/09	75,001
	Ulster Bank Ireland Ltd.,
63,000	1.050%, 03/18/09	63,000
77,000	1.350%, 03/09/09	77,000
	Total Certificates of Deposit (Cost $4,961,888)	4,961,888
Commercial Paper — 26.7% (n)
25,000	Allied Irish Banks N.A., Inc., 0.751%, 03/17/09	24,992
75,000	Alpine Securitization Corp., 0.500%, 03/09/09	74,992
	Amstel Funding Corp.,
10,000	1.253%, 03/16/09	9,995
22,000	1.453%, 03/13/09	21,989
37,192	1.504%, 03/09/09 (e)	37,180
10,000	2.004%, 03/12/09	9,994
31,500	Amsterdam Funding Corp., 0.550%, 03/24/09	31,489
	Antalis U.S. Funding Corp.,
20,000	2.263%, 03/09/09 (e)	19,990
10,000	2.515%, 03/05/09 (e)	9,997
	ANZ National International Ltd.,
25,000	VAR, 1.460%, 03/04/09 (m)	25,000
26,000	VAR, 2.141%, 03/16/09	26,000
	ASB Finance Ltd.,
38,000	1.244%, 05/19/09	37,897
20,000	1.506%, 04/06/09	19,970
31,000	Aspen Funding Corp., 0.751%, 04/23/09 (e)	30,966
	Atlantis One Funding Corp.,
25,000	0.652%, 07/13/09	24,939
50,000	4.083%, 04/15/09	49,750
	Banco Bilbao Vizcaya Argentaria S.A.,
30,000	0.851%, 04/14/09	29,969
40,000	0.904%, 07/15/09 (e)	39,864
50,000	0.950%, 07/14/09 (e)	49,822
71,000	1.000%, 07/13/09 (e)	70,757
	BNZ International Funding Ltd.,
40,000	1.173%, 05/04/09	39,917
22,000	VAR, 2.401%, 03/05/09	22,000
	Caisse Nationale des Caisses d’Epargne et de Prevoyance,
35,000	0.661%, 04/22/09	34,967
25,000	1.194%, 04/06/09	24,970
82,000	1.440%, 03/31/09	82,001
	Cancara Asset Securitisation LLC,
33,650	0.500%, 03/05/09	33,648
30,000	0.901%, 04/15/09 (e)	29,966
42,000	CBA Finance, Inc., 0.792%, 05/26/09	41,921
	Charta Corp.,
50,000	0.600%, 04/01/09	49,974
56,000	0.751%, 03/03/09 (e)	55,998
98,000	Ciesco LLC, 0.600%, 03/17/09 (e)	97,974
	CRC Funding LLC,
30,000	0.600%, 04/01/09 (e)	29,984
56,000	0.751%, 03/03/09 (e)	55,998
12,000	Danske Corp., 1.056%, 07/20/09	11,951
25,000	DnB NOR Bank ASA, 1.013%, 05/11/09 (e)	24,950
51,000	DZ Bank AG, 0.550%, 03/04/09	50,998
	Ebbets Funding LLC,
70,000	0.800%, 03/18/09	69,974
40,000	0.851%, 03/19/09 (e)	39,983
10,000	Edison Asset Securitization LLC, 4.187%, 04/16/09	9,948
20,000	Gemini Securitization Corp. LLC, 0.902%, 05/12/09	19,964
	General Electric Capital Corp.,
28,000	0.450%, 04/29/09	27,979
73,400	0.854%, 07/29/09	73,140
82,000	2.020%, 05/21/09	81,631
	Govco LLC,
10,000	0.550%, 03/05/09	9,999
25,000	0.550%, 03/17/09 (e)	24,994
	Hannover Funding Co., LLC,
20,000	1.101%, 03/23/09 (e)	19,987
30,000	1.756%, 03/13/09 (e)	29,982

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2009        J.P. MORGAN MONEY MARKET FUNDS   17

JPMorgan Liquid Assets Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2009 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Commercial Paper — Continued
	Intesa Funding LLC,
36,000	1.349%, 07/06/09	35,830
82,000	1.430%, 06/30/09	81,608
	KBC Financial Products International Ltd.,
30,000	0.751%, 03/17/09	29,990
25,000	0.801%, 03/30/09	24,984
50,000	0.801%, 04/01/09	49,965
	Landesbank Baden-Wuerttemberg,
26,000	0.550%, 03/11/09	25,996
100,000	0.550%, 03/17/09	99,976
65,000	0.605%, 04/01/09	64,966
100,000	Liberty Street Funding LLC, 4.242%, 04/21/09	99,412
20,000	Lloyds TSB Bank plc, 0.881%, 04/14/09	19,978
32,339	Matchpoint Master Trust, 0.300%, 03/02/09 (e)	32,339
15,000	Mont Blac Capital Corp., 0.751%, 04/28/09	14,982
	Natixis Commercial Paper Corp.,
48,000	0.500%, 03/09/09	47,995
35,000	0.560%, 03/25/09	34,987
25,000	Norddeutsche Landesbank Girozentrale, 1.304%, 05/12/09	24,935
	Norddeutsche Landesbank Luxembourg S.A.,
25,000	0.836%, 03/13/09 (e)	24,993
15,200	1.258%, 04/08/09	15,180
15,000	1.304%, 05/08/09 (e)	14,963
16,000	1.308%, 03/06/09	15,997
20,000	1.657%, 05/05/09	19,941
120,000	Nordea North America, Inc., 2.450%, 06/11/09	119,177
10,000	Old Line Funding LLC, 4.187%, 04/17/09	9,946
37,500	Sanpaolo IMI U.S. Financial Co., 1.345%, 03/30/09	37,460
21,000	Santander Central Hispano Finance Delaware, Inc., 1.360%, 07/22/09	20,887
	Sheffield Receivables Corp.,
50,000	4.186%, 04/14/09	49,750
45,000	4.363%, 04/08/09	44,797
	Skandinaviska Enskilda Banken AB,
15,000	0.972%, 03/27/09	14,989
30,000	0.992%, 03/13/09	29,990
21,000	1.002%, 04/06/09 (e)	20,979
30,000	1.002%, 04/09/09	29,968
	Stadshypotek Delaware, Inc.,
63,000	1.163%, 05/15/09	62,848
30,000	1.183%, 05/20/09	29,921
	Surrey Funding Corp.,
30,000	0.601%, 04/27/09	29,971
20,000	2.314%, 03/13/09 (e)	19,985
54,000	Svenska Handelsbanken, Inc., 2.152%, 03/09/09	53,974
	Tasman Funding, Inc.,
7,000	1.303%, 03/18/09	6,996
30,000	1.602%, 03/03/09	29,997
60,000	1.806%, 03/11/09	59,970
25,000	2.004%, 04/03/09	24,954
25,000	Thames Asset Global Securitization, Inc., 0.700%, 03/09/09 (e)	24,996
63,500	Three Pillars Funding Corp., 0.801%, 03/13/09 (e)	63,483
30,000	Tulip Funding Corp., 0.700%, 03/03/09	29,999
30,000	UniCredit Bank Ireland plc, 0.600%, 03/06/09	29,997
	Versailles Commercial Paper LLC,
35,000	0.851%, 03/20/09	34,984
25,000	1.201%, 03/03/09 (e)	24,999
	Windmill Funding Corp.,
30,000	0.550%, 03/06/09 (e)	29,998
57,000	0.580%, 03/04/09	56,997
37,000	0.580%, 03/11/09	36,994
50,000	0.580%, 03/13/09	49,990
	Total Commercial Paper (Cost $3,598,363)	3,598,363
Corporate Notes — 7.0%
	Capital Markets — 0.6%
	Macquarie Bank Ltd.,
25,000	VAR, 1.323%, 04/16/09 (e)	25,000
60,000	1.975%, 01/15/10 (e)	60,000
		85,000
	Commercial Banks — 5.3%
27,000	Australia & New Zealand Banking Group Ltd., VAR, 2.427%, 03/02/09 (e)	27,000
83,000	Bank of America N.A., VAR, 1.374%, 04/30/09	83,000
254,000	Bayerische Landesbank, VAR, 0.533%, 03/24/09	254,000
46,000	BNP Paribas, VAR, 1.461%, 05/13/09	46,000
60,000	Kreditanstalt fuer Wiederaufbau, VAR, 1.183%, 04/21/09	60,000
51,000	Rabobank Nederland N.V., VAR, 1.431%, 05/10/09 (e)	51,000
90,000	Wachovia Bank, N.A., VAR, 1.635%, 04/06/09	90,000
100,000	Westpac Banking Corp., VAR, 2.071%, 03/17/09 (e)	100,000
		711,000

SEE NOTES TO FINANCIAL STATEMENTS.

18   J.P. MORGAN MONEY MARKET FUNDS        FEBRUARY 28, 2009

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Corporate Notes — Continued
	Diversified Financial Services — 1.1%
150,000	General Electric Capital Corp., VAR, 0.508%, 03/09/09	150,000
	Total Corporate Notes (Cost $946,000)	946,000
Repurchase Agreements — 4.5%
411,839	Bank of America Securities LLC, 0.270%, dated 02/27/09, due 03/02/09, repurchase price $411,848, collateralized by U.S. Government Agency Securities with a value of $420,076	411,839
200,000	Deutsche Bank Securities AG, 0.290%, dated 02/27/09, due 03/02/09, repurchase price $200,005, collateralized by U.S. Government Agency Securities with a value of $204,000	200,000
	Total Repurchase Agreements (Cost $611,839)	611,839
Sovereign Agency — 0.2%
30,000	Export Development Canada, 1.500%, 01/15/10 (e) (Cost $30,000)	30,000
Time Deposits — 16.3%
250,000	Calyon N.A. Co., 0.350%, 03/02/09	250,000
600,000	HSH Nordbank AG, 0.350%, 03/02/09	600,000
550,000	Landesbank Hessen-Thueringen Girozentrale, 0.350%, 03/02/09	550,000
400,000	Lloyds TSB Bank plc, 0.350%, 03/02/09	400,000
400,000	Natixis, 0.500%, 03/02/09	400,000
	Total Time Deposits (Cost $2,200,000)	2,200,000
U.S. Government Agency Securities — 9.0%
	Federal Home Loan Bank,
64,000	0.960%, 02/04/10	63,935
100,000	1.020%, 02/26/10	99,956
24,000	DN, 0.300%, 03/11/09 (n)	23,998
40,000	DN, 1.729%, 11/23/09 (n)	39,496
56,540	DN, 1.833%, 11/19/09 (n)	55,796
57,000	DN, 1.833%, 11/20/09 (n)	56,248
33,640	VAR, 0.755%, 03/02/09	33,640
50,000	VAR, 1.171%, 05/10/09	49,991
	Federal Home Loan Mortgage Corp.,
66,000	DN, 1.729%, 11/18/09 (n)	65,183
57,000	DN, 2.092%, 11/02/09 (n)	56,202
58,000	DN, 2.124%, 11/09/09 (n)	57,152
33,640	VAR, 0.770%, 03/02/09	33,640
	Federal National Mortgage Association,
56,540	DN, 1.832%, 11/13/09 (n)	55,813
112,000	DN, 2.093%, 11/06/09 (n)	110,406
50,000	VAR, 0.440%, 03/02/09	49,908
90,000	VAR, 0.460%, 09/03/09	90,000
130,000	VAR, 1.079%, 01/25/10	129,965
138,000	VAR, 1.082%, 01/21/10	138,000
	Total U.S. Government Agency Securities (Cost $1,209,329)	1,209,329
	Total Investments — 100.4% (Cost $13,557,419)*	13,557,419
	Liabilities in Excess of Other Assets — (0.4)%	(56,481)
	NET ASSETS — 100.0%	$13,500,938

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2009        J.P. MORGAN MONEY MARKET FUNDS   19

JPMorgan U.S. Government Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2009

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION (t)	VALUE($)
U.S. Government Agency Securities — 62.5%
	Federal Farm Credit Bank — 1.1%
136,000	DN, 2.010%, 11/13/09 (n)	134,088
150,000	VAR, 0.280%, 06/01/09	149,996
250,000	VAR, 0.340%, 03/26/09	249,992
250,000	VAR, 0.595%, 03/28/09	250,000
300,000	VAR, 0.680%, 03/09/09	300,000
		1,084,076
	Federal Home Loan Bank — 26.6%
217,000	0.870%, 01/26/10	216,823
122,000	0.960%, 02/04/10	121,877
683,400	1.050%, 02/23/10	682,627
250,000	2.250%, 10/02/09	248,310
250,000	2.285%, 03/24/09	250,000
100,000	2.320%, 04/21/09	99,937
225,000	2.350%, 04/21/09	225,000
215,500	2.375%, 05/14/09	215,417
241,850	2.375%, 05/27/09	241,729
391,000	2.450%, 05/04/09	391,008
171,525	2.450%, 05/07/09	171,525
93,000	2.500%, 05/07/09	93,000
186,000	2.510%, 04/24/09	186,000
319,000	2.560%, 08/04/09	321,377
55,000	2.580%, 05/13/09	54,979
150,000	2.600%, 06/17/09	149,999
447,000	2.645%, 08/07/09	449,080
150,000	2.650%, 06/04/09	149,935
150,000	2.650%, 07/02/09	149,997
675,000	2.900%, 03/24/09	675,000
288,000	3.125%, 06/19/09	288,079
458,700	3.750%, 01/08/10	468,761
155,000	5.000%, 12/11/09	158,986
400,000	5.250%, 09/11/09	409,309
167,856	DN, 0.171%, 03/02/09 (n)	167,855
190,000	DN, 0.260%, 03/23/09 (n)	189,967
575,000	DN, 0.280%, 03/25/09 (n)	574,893
531,000	DN, 0.300%, 03/17/09 (n)	530,417
1,065,000	DN, 0.308%, 03/31/09 (n)	1,064,726
100,000	DN, 0.331%, 07/14/09 (n)	99,876
858,000	DN, 0.340%, 04/06/09 (n)	855,598
56,274	DN, 0.341%, 06/18/09 (n)	56,216
220,000	DN, 0.370%, 06/02/09 (n)	219,790
150,000	DN, 0.371%, 07/01/09 (n)	149,812
650,000	DN, 0.380%, 04/29/09 (n)	649,595
534,000	DN, 0.384%, 05/08/09 (n)	533,607
125,000	DN, 0.390%, 05/01/09 (n)	124,917
165,000	DN, 0.390%, 05/22/09 (n)	164,854
650,000	DN, 0.390%, 05/29/09 (n)	649,373
750,000	DN, 0.400%, 05/12/09 (n)	749,430
530,000	DN, 0.592%, 08/24/09 (n)	528,471
450,000	DN, 0.592%, 08/25/09 (n)	448,695
218,000	DN, 0.602%, 08/26/09 (n)	217,353
393,600	DN, 1.133%, 12/04/09 (n)	390,196
725,000	DN, 1.613%, 05/26/09 (n)	722,229
475,000	DN, 1.729%, 11/20/09 (n)	469,078
368,008	DN, 2.840%, 04/03/09 (n)	367,063
450,000	DN, 3.045%, 04/20/09 (n)	448,125
200,000	DN, 3.094%, 04/02/09 (n)	199,458
500,000	VAR, 0.290%, 03/06/09	500,000
850,000	VAR, 0.310%, 03/20/09	850,000
500,000	VAR, 0.320%, 06/10/09	500,000
270,000	VAR, 0.320%, 08/27/09	270,000
850,000	VAR, 0.340%, 08/07/09	849,927
850,000	VAR, 0.345%, 08/06/09	849,964
130,000	VAR, 0.373%, 07/22/09	130,000
500,000	VAR, 0.378%, 08/13/09	500,000
375,000	VAR, 0.409%, 08/27/09	374,964
350,000	VAR, 0.410%, 03/19/10	349,949
250,000	VAR, 0.755%, 03/03/09	250,000
500,000	VAR, 0.820%, 01/27/10	500,000
580,000	VAR, 0.875%, 02/05/10	580,000
389,000	VAR, 0.920%, 02/23/10	389,000
1,785,000	VAR, 1.094%, 08/05/09	1,785,033
72,420	VAR, 1.160%, 04/14/09	72,370
200,000	VAR, 1.223%, 04/06/09	199,751
650,000	VAR, 1.466%, 03/27/09	650,000
		26,591,307
	Federal Home Loan Mortgage Corp. — 20.6%
100,000	2.625%, 06/05/09	100,011
190,000	4.750%, 11/03/09	193,972
500,000	DN, 0.200%, 05/18/09 (n)	499,783
500,000	DN, 0.310%, 04/03/09 (n)	499,858
500,000	DN, 0.310%, 05/28/09 (n)	499,621
610,000	DN, 0.323%, 05/26/09 (n)	609,530
915,000	DN, 0.331%, 07/13/09 (n)	913,876
300,000	DN, 0.344%, 05/27/09 (n)	299,751
400,000	DN, 0.451%, 06/17/09 (n)	399,460
887,250	DN, 0.471%, 06/22/09 (n)	885,941
370,000	DN, 0.501%, 06/15/09 (n)	369,455
1,322,200	DN, 0.566%, 05/22/09 (n)	1,320,500

SEE NOTES TO FINANCIAL STATEMENTS.

20   J.P. MORGAN MONEY MARKET FUNDS        FEBRUARY 28, 2009

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
U.S. Government Agency Securities — Continued
	Federal Home Loan Mortgage Corp. — Continued
386,000	DN, 0.602%, 07/20/09 (n)	385,093
470,000	DN, 0.602%, 07/21/09 (n)	468,888
470,000	DN, 0.602%, 07/22/09 (n)	468,880
470,000	DN, 0.602%, 07/23/09 (n)	468,872
470,000	DN, 0.602%, 07/24/09 (n)	468,864
470,000	DN, 0.602%, 09/04/09 (n)	468,535
500,000	DN, 0.612%, 09/08/09 (n)	498,382
748,000	DN, 0.618%, 09/01/09 (n)	745,646
444,000	DN, 0.622%, 09/02/09 (n)	442,585
800,000	DN, 0.683%, 04/02/09 (n)	799,516
475,000	DN, 0.904%, 05/19/09 (n)	474,062
500,000	DN, 0.904%, 05/20/09 (n)	499,000
500,000	DN, 0.904%, 05/21/09 (n)	498,987
95,932	DN, 0.932%, 03/03/09 (n)	95,927
135,000	DN, 1.163%, 12/07/09 (n)	133,788
116,500	DN, 1.259%, 06/24/09 (n)	116,035
248,250	DN, 1.259%, 06/29/09 (n)	247,216
331,000	DN, 1.259%, 06/30/09 (n)	329,609
331,000	DN, 1.259%, 07/01/09 (n)	329,598
300,000	DN, 1.358%, 04/22/09 (n)	299,415
400,000	DN, 1.569%, 09/15/09 (n)	396,590
473,000	DN, 1.574%, 11/19/09 (n)	467,644
300,000	DN, 1.614%, 06/03/09 (n)	298,747
400,000	DN, 1.729%, 11/18/09 (n)	395,051
109,736	DN, 2.423%, 03/02/09 (n)	109,729
500,000	VAR, 1.244%, 06/03/09	499,774
370,000	VAR, 0.435%, 03/18/09	370,000
900,000	VAR, 0.670%, 03/03/09	900,000
400,000	VAR, 0.770%, 03/02/09	400,000
880,000	VAR, 1.169%, 04/27/09	880,000
1,010,000	VAR, 1.254%, 04/13/09	1,010,000
		20,558,191
	Federal National Mortgage Association — 14.2%
361,835	Zero Coupon, 03/02/09	361,818
778,905	Zero Coupon, 04/01/09	778,569
450,000	5.375%, 08/15/09	459,241
450,000	DN, 0.250%, 04/30/09 (n)	449,813
500,000	DN, 0.250%, 05/05/09 (n)	499,774
1,000,000	DN, 0.300%, 03/23/09 (n)	999,817
470,000	DN, 0.350%, 04/28/09 (n)	469,735
499,756	DN, 0.392%, 03/04/09 (n)	499,740
900,000	DN, 0.400%, 04/20/09 (n)	899,500
950,000	DN, 0.400%, 04/21/09 (n)	949,461
960,000	DN, 0.451%, 06/05/09 (n)	958,848
500,000	DN, 0.622%, 09/09/09 (n)	498,347
130,550	DN, 0.651%, 03/18/09 (n)	130,510
295,658	DN, 1.206%, 05/11/09 (n)	294,958
294,000	DN, 1.207%, 05/27/09 (n)	293,147
331,000	DN, 1.259%, 07/02/09 (n)	329,586
500,000	DN, 1.309%, 06/04/09 (n)	498,285
300,000	DN, 2.488%, 04/01/09 (n)	299,366
660,000	VAR, 0.460%, 09/03/09	659,679
250,000	VAR, 0.460%, 09/03/09	250,000
500,000	VAR, 0.520%, 12/30/09	499,669
435,000	VAR, 0.550%, 12/29/09	434,352
963,000	VAR, 1.024%, 07/28/09	962,888
950,000	VAR, 1.079%, 01/25/10	949,617
495,000	VAR, 1.082%, 01/21/10	495,000
250,000	VAR, 1.171%, 02/08/10	249,951
		14,171,671
	Total U.S. Government Agency Securities (Cost $62,405,245)	62,405,245
U.S. Treasury Obligation — 0.3%
300,000	U.S. Treasury Bill, 0.290%, 06/04/09 (n) (Cost $299,771)	299,771
Repurchase Agreements — 37.7%
1,698,350	Bank of America Securities LLC, 0.280%, dated 02/27/09, due 03/02/09, repurchase price $1,698,390, collateralized by U.S. Government Agency Securities with a value of $1,732,317	1,698,350
1,000,000	Bank of America Securities LLC, 0.400%, dated 02/27/09, due 03/20/09, repurchase price $1,000,233, collateralized by U.S. Government Agency Securities with a value of $1,020,000 (i)	1,000,000
9,500,000	Barclays Capital, Inc., 0.280%, dated 02/27/09, due 03/02/09, repurchase price $9,500,222, collateralized by U.S. Government Agency Securities with a value of $9,690,000	9,500,000
1,000,000	Barclays Capital, Inc., 0.400%, dated 02/27/09, due 03/16/09, repurchase price $1,000,189, collateralized by U.S. Government Agency Securities with a value of $1,020,000 (i)	1,000,000
1,000,000	Citigroup, Inc., 0.290%, dated 02/27/09, due 03/02/09, repurchase price $1,000,024, collateralized by U.S. Government Agency Securities with a value of $1,020,000	1,000,000

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2009        J.P. MORGAN MONEY MARKET FUNDS   21

JPMorgan U.S. Government Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2009 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Repurchase Agreements — Continued
1,000,000	Credit Suisse First Boston Corp., 0.280%, dated 02/27/09, due 03/02/09, repurchase price $1,000,023, collateralized by U.S. Government Agency Securities with a value of $1,020,001	1,000,000
3,000,000	Credit Suisse First Boston Corp., 0.320%, dated 02/27/09, due 03/05/09, repurchase price $3,000,160, collateralized by U.S. Government Agency Securities with a value of $3,060,011	3,000,000
8,370,168	Deutsche Bank Securities AG, 0.290%, dated 02/27/09, due 03/02/09, repurchase price $8,370,370, collateralized by U.S. Government Agency Securities with a value of $8,537,571	8,370,168
1,000,000	Deutsche Bank Securities AG, 0.290%, dated 02/27/09, due 03/02/09, repurchase price $1,000,024, collateralized by U.S. Government Agency Securities with a value of $1,020,000	1,000,000
1,000,000	Deutsche Bank Securities AG, 0.450%, dated 02/27/09, due 03/30/09, repurchase price $1,000,388, collateralized by U.S. Government Agency Securities with a value of $1,020,000 (i)	1,000,000
4,000,000	Goldman Sachs, 0.270%, dated 02/27/09, due 03/02/09, repurchase price $4,000,090, collateralized by U.S. Treasury Securities with a value of $4,080,000	4,000,000
1,000,000	Morgan Stanley Co., Inc., 0.260%, dated 02/27/09, due 03/02/09, repurchase price $1,000,022, collateralized by U.S. Government Agency Securities with a value of $1,020,141	1,000,000
2,000,000	Morgan Stanley Co., Inc., 0.260%, dated 02/27/09, due 03/02/09, repurchase price $2,000,043, collateralized by U.S. Government Agency Securities with a value of $2,040,285	2,000,000
500,000	UBS Warburg LLC, 0.220%, dated 02/27/09, due 03/02/09, repurchase price $500,009, collateralized by U.S. Government Agency Securities with a value of $510,001	500,000
500,000	UBS Warburg LLC, 0.220%, dated 02/27/09, due 03/02/09, repurchase price $500,009, collateralized by U.S. Government Agency Securities with a value of $510,003	500,000
500,000	UBS Warburg LLC, 0.400%, dated 02/27/09, due 03/16/09, repurchase price $500,094, collateralized by U.S. Government Agency Securities with a value of $510,003 (i)	500,000
500,000	UBS Warburg LLC, 0.400%, dated 02/27/09, due 03/17/09, repurchase price $500,100, collateralized by U.S. Government Agency Securities with a value of $510,000 (i)	500,000
	Total Repurchase Agreements (Cost $37,568,518)	37,568,518
	Total Investments — 100.5% (Cost $100,273,534)*	100,273,534
	Liabilities in Excess of Other Assets — (0.5)%	(457,612)
	NET ASSETS — 100.0%	$99,815,922

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

22   J.P. MORGAN MONEY MARKET FUNDS        FEBRUARY 28, 2009

JPMorgan U.S. Treasury Plus Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2009

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION (t)	VALUE($)
U.S. Treasury Obligations — 47.9%
	U.S. Treasury Bills — 45.5%
500,000	0.153%, 03/19/09 (n)	499,962
400,000	0.180%, 04/16/09 (n)	399,908
1,400,000	0.261%, 06/11/09 (n)	1,398,966
250,000	0.271%, 03/26/09 (n)	249,953
300,000	0.640%, 11/19/09 (n)	298,641
345,000	0.689%, 12/17/09 (n)	343,089
1,400,000	0.728%, 04/29/09 (n)	1,398,336
500,000	0.848%, 05/15/09 (n)	499,120
650,000	0.880%, 10/22/09 (n)	646,295
500,000	1.068%, 07/30/09 (n)	497,777
200,000	1.271%, 07/02/09 (n)	199,139
1,125,000	1.278%, 06/04/09 (n)	1,121,243
1,150,000	1.316%, 04/30/09 (n)	1,147,495
250,000	1.332%, 06/24/09 (n)	248,946
200,000	1.552%, 04/23/09 (n)	199,547
270,000	1.920%, 08/27/09 (n)	267,471
250,000	1.979%, 09/24/09 (n)	247,211
		9,663,099
	U.S. Treasury Notes — 2.4%
50,000	4.000%, 06/15/09	50,393
250,000	4.000%, 08/31/09	253,948
75,000	4.625%, 07/31/09	75,985
125,000	5.500%, 05/15/09	126,185
		506,511
	Total U.S. Treasury Obligations (Cost $10,169,610)	10,169,610
Repurchase Agreements — 52.1%
290,443	Bank of America, 0.260%, dated 02/27/09, due 03/02/09, repurchase price $290,449, collateralized by U.S. Treasury Securities with a value of $296,252	290,443
3,600,000	Barclays Capital, 0.260%, dated 02/27/09, due 03/02/09, repurchase price $3,600,078, collateralized by U.S. Treasury Securities with a value of $3,672,000 (m)	3,600,000
1,500,000	Credit Suisse First Boston Corp., 0.250%, dated 02/27/09, due 03/02/09, repurchase price $1,500,031, collateralized by U.S. Treasury Securities with a value of $1,530,012	1,500,000
500,000	Deutsche Bank AG, 0.250%, dated 02/27/09, due 03/02/09, repurchase price $500,010, collateralized by U.S. Treasury Securities with a value of $510,000	500,000
104,998	Deutsche Bank AG, 0.250%, dated 02/27/09, due 03/02/09, repurchase price $105,000, collateralized by U.S. Treasury Securities with a value of $107,098	104,998
650,000	Deutsche Bank AG, 0.250%, dated 02/27/09, due 03/02/09, repurchase price $650,014, collateralized by U.S. Treasury Securities with a value of $663,000	650,000
205,000	Goldman Sachs, 0.120%, dated 02/27/09, due 03/02/09, repurchase price $205,002, collateralized by U.S. Treasury Securities with a value of $209,100	205,000
700,000	Greenwich Capital Markets, Inc., 0.270%, dated 02/27/09, due 03/02/09, repurchase price $700,016, collateralized by U.S. Treasury Securities with a value of $714,002	700,000
3,500,000	HSBC Securities, Inc., 0.250%, dated 02/27/09, due 03/02/09, repurchase price $3,500,073, collateralized by U.S. Treasury Securities with a value of $3,570,005	3,500,000
	Total Repurchase Agreements (Cost $11,050,441)	11,050,441
	Total Investments — 100.0% (Cost $21,220,051)*	21,220,051
	Other Assets in Excess of Liabilities — 0.0% (g)	1,938
	NET ASSETS — 100.0%	$21,221,989

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2009        J.P. MORGAN MONEY MARKET FUNDS   23

JPMorgan Federal Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2009

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION (t)	VALUE($)
U.S. Government Agency Securities — 86.7%
	Federal Farm Credit Bank — 17.7%
105,000	2.420%, 05/28/09	105,000
100,000	2.450%, 05/27/09	100,000
80,000	2.960%, 06/18/09	79,999
25,000	DN, 0.100%, 04/09/09 (n)	24,997
100,000	DN, 0.138%, 03/13/09 (n)	99,995
30,000	DN, 0.180%, 03/11/09 (n)	29,999
25,000	DN, 0.190%, 03/12/09 (n)	24,998
25,000	DN, 0.190%, 03/18/09 (n)	24,998
25,000	DN, 0.190%, 03/19/09 (n)	24,998
25,000	DN, 0.200%, 03/05/09 (m) (n)	25,000
25,000	DN, 0.200%, 03/06/09 (n)	24,999
25,000	DN, 0.200%, 03/20/09 (n)	24,997
25,000	DN, 0.210%, 03/09/09 (n)	24,999
25,000	DN, 0.220%, 03/10/09 (n)	24,999
75,000	DN, 0.371%, 07/08/09 (n)	74,901
75,000	DN, 0.908%, 12/11/09 (n)	74,466
35,000	DN, 1.095%, 06/10/09 (n)	34,893
350,000	DN, 1.307%, 04/14/09 (n)	349,444
250,000	DN, 1.626%, 12/01/09 (n)	246,944
35,000	DN, 2.010%, 11/13/09 (n)	34,508
65,000	DN, 2.109%, 05/15/09 (n)	64,719
137,000	DN, 2.233%, 06/19/09 (n)	136,085
40,000	DN, 2.512%, 06/04/09 (n)	39,741
100,000	VAR, 0.210%, 04/13/09	99,998
100,000	VAR, 0.210%, 04/20/09	99,999
280,000	VAR, 0.280%, 04/30/09	280,000
80,000	VAR, 0.280%, 06/01/09	79,998
324,150	VAR, 0.320%, 07/22/09	324,150
250,000	VAR, 0.340%, 06/26/09	249,992
146,000	VAR, 0.340%, 03/03/10	146,000
275,000	VAR, 0.360%, 03/12/10	275,000
135,000	VAR, 0.370%, 07/20/09	134,995
330,000	VAR, 0.372%, 08/24/09	330,000
100,000	VAR, 0.595%, 03/28/09	100,000
50,000	VAR, 0.700%, 08/04/09	50,000
		3,865,811
	Federal Home Loan Bank — 69.0%
100,000	0.870%, 01/26/10	99,918
75,000	0.960%, 02/04/10	74,925
150,000	1.050%, 02/23/10	149,830
200,000	1.900%, 04/09/09	200,191
53,000	2.250%, 10/02/09	53,010
125,000	2.290%, 04/22/09	124,997
180,000	2.300%, 04/03/09	179,995
150,000	2.350%, 04/21/09	150,000
100,000	2.560%, 08/04/09	100,745
150,000	2.600%, 06/17/09	149,999
125,000	2.900%, 03/24/09	125,000
75,000	3.125%, 06/19/09	75,021
185,000	3.200%, 04/06/09	185,000
100,000	3.750%, 01/08/10	102,193
35,000	5.000%, 12/11/09	35,900
782,144	DN, 0.171%, 03/02/09 (n)	782,140
328,736	DN, 0.242%, 03/09/09 (n)	328,718
250,000	DN, 0.250%, 03/27/09 (n)	249,955
200,000	DN, 0.250%, 05/04/09 (n)	199,911
200,000	DN, 0.250%, 05/05/09 (n)	199,910
750,000	DN, 0.260%, 03/23/09 (n)	749,881
350,000	DN, 0.260%, 03/24/09 (n)	349,942
300,000	DN, 0.260%, 04/17/09 (n)	299,898
400,000	DN, 0.270%, 03/10/09 (n)	399,973
89,835	DN, 0.280%, 03/03/09 (n)	89,834
200,000	DN, 0.280%, 03/04/09 (n)	199,995
350,000	DN, 0.280%, 03/25/09 (n)	349,941
50,700	DN, 0.300%, 03/17/09 (n)	50,693
900,000	DN, 0.305%, 03/18/09 (n)	899,870
200,000	DN, 0.340%, 04/06/09 (n)	199,932
200,000	DN, 0.340%, 04/07/09 (n)	199,930
200,000	DN, 0.340%, 04/08/09 (n)	199,928
293,726	DN, 0.341%, 06/18/09 (n)	293,424
200,000	DN, 0.360%, 04/24/09 (n)	199,892
200,000	DN, 0.360%, 04/27/09 (n)	199,886
200,000	DN, 0.370%, 04/15/09 (n)	199,907
325,700	DN, 0.372%, 04/22/09 (n)	325,525
200,000	DN, 0.380%, 05/11/09 (n)	199,850
320,000	DN, 0.384%, 05/08/09 (n)	319,768
200,000	DN, 0.390%, 05/14/09 (n)	199,840
200,000	DN, 0.400%, 04/30/09 (n)	199,867
139,332	DN, 0.400%, 05/12/09 (n)	139,220
21,000	DN, 0.400%, 05/13/09 (n)	20,983
342,000	DN, 0.410%, 05/20/09 (n)	341,689
478,586	DN, 0.574%, 03/11/09 (n)	478,510
200,000	DN, 0.592%, 08/24/09 (n)	199,423
602,873	DN, 0.699%, 03/13/09 (n)	602,733
156,819	DN, 0.701%, 03/06/09 (n)	156,804
125,000	DN, 0.904%, 06/15/09 (n)	124,669
100,000	DN, 1.133%, 12/04/09 (n)	99,135
10,250	DN, 1.313%, 09/03/09 (n)	10,181
50,000	DN, 1.613%, 05/26/09 (n)	49,809

SEE NOTES TO FINANCIAL STATEMENTS.

24   J.P. MORGAN MONEY MARKET FUNDS        FEBRUARY 28, 2009

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
U.S. Government Agency Securities — Continued
	Federal Home Loan Bank — Continued
283,892	DN, 1.815%, 03/16/09 (n)	283,679
121,992	DN, 2.840%, 04/03/09 (n)	121,679
100,000	DN, 3.148%, 04/13/09 (n)	99,630
130,000	VAR, 0.290%, 03/06/09	130,000
90,000	VAR, 0.310%, 03/20/09	90,000
130,000	VAR, 0.340%, 08/07/09	129,989
130,000	VAR, 0.345%, 08/06/09	129,994
65,000	VAR, 0.373%, 07/22/09	65,000
150,000	VAR, 0.410%, 03/19/10	149,978
475,000	VAR, 0.460%, 03/26/10	474,955
25,000	VAR, 0.470%, 03/26/09	25,000
75,000	VAR, 0.490%, 04/16/09	74,789
500,000	VAR, 0.580%, 01/12/10	500,000
190,000	VAR, 0.665%, 05/01/09	190,000
150,000	VAR, 0.755%, 03/09/09	150,000
135,000	VAR, 0.875%, 02/05/10	135,000
90,000	VAR, 0.920%, 02/23/10	90,000
70,125	VAR, 1.094%, 08/05/09	70,138
200,000	VAR, 1.466%, 03/27/09	200,000
		15,028,121
	Total U.S. Government Agency Securities (Cost $18,893,932)	18,893,932
U.S. Treasury Obligations — 13.2%
	U.S. Treasury Bills — 13.2%
265,263	0.099%, 04/09/09 (n)	265,235
250,000	0.125%, 04/16/09 (n)	249,960
275,000	0.216%, 06/18/09 (n)	274,820
165,000	0.270%, 03/12/09 (n)	164,987
500,000	0.275%, 03/05/09 (n)	499,985
500,000	0.278%, 03/26/09 (n)	499,903
810,000	0.285%, 05/28/09 (n)	809,436
100,000	0.421%, 09/15/09 (n)	99,769
25,000	1.057%, 06/24/09 (n)	24,916
		2,889,011
	Total U.S. Treasury Obligations (Cost $2,889,011)	2,889,011
	Total Investments — 99.9% (Cost $21,782,943)*	21,782,943
	Other Assets in Excess of Liabilities — 0.1%	11,755
	NET ASSETS — 100.0%	$21,794,698

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2009        J.P. MORGAN MONEY MARKET FUNDS   25

JPMorgan 100% U.S. Treasury Securities Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2009

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION (t)	VALUE($)
U.S. Treasury Obligations — 99.5%
	U.S. Treasury Bills — 96.6%
2,858,354	0.063%, 04/02/09 (n)	2,858,194
1,000,000	0.105%, 04/16/09 (n)	999,866
4,217,049	0.115%, 03/19/09 (n)	4,216,806
761,961	0.137%, 04/23/09 (n)	761,808
3,035,000	0.138%, 03/05/09 (m) (n)	3,034,954
800,000	0.144%, 04/30/09 (n)	799,808
4,125,474	0.145%, 03/12/09 (n)	4,125,292
1,980,000	0.148%, 04/09/09 (n)	1,979,682
3,540,000	0.222%, 03/26/09 (n)	3,539,454
3,780	0.250%, 07/02/09 (n)	3,777
1,000,000	0.268%, 05/07/09 (n)	999,502
550,000	0.290%, 06/11/09 (n)	549,548
2,000,000	0.294%, 05/28/09 (n)	1,998,564
250,000	0.300%, 06/04/09 (n)	249,802
1,500,000	0.332%, 05/14/09 (n)	1,498,978
500,000	0.381%, 09/15/09 (n)	498,955
2,025,000	0.446%, 05/21/09 (n)	2,022,972
650,000	0.594%, 05/15/09 (n)	649,198
250,000	0.643%, 11/19/09 (n)	248,831
50,000	0.684%, 12/17/09 (n)	49,725
1,000,000	0.986%, 10/22/09 (n)	993,619
		32,079,335
	U.S. Treasury Notes — 2.9%
46,000	2.625%, 03/15/09	46,045
250,000	3.125%, 04/15/09	250,880
125,000	3.875%, 05/15/09	125,929
250,000	4.500%, 03/31/09	250,902
240,000	4.875%, 05/15/09	242,327
50,000	6.000%, 08/15/09	51,272
		967,355
	Total Investments — 99.5% (Cost $33,046,690)*	33,046,690
	Other Assets in Excess of Liabilities — 0.5%	160,541
	NET ASSETS — 100.0%	$33,207,231

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

26   J.P. MORGAN MONEY MARKET FUNDS        FEBRUARY 28, 2009

JPMorgan Tax Free Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2009

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION (t)	VALUE($)
Municipal Bonds — 95.5%
	Alabama — 0.1%
6,600	Birmingham Medical Clinic Board, University of Alabama Health Services Foundation, Rev., VRDO, LOC: Suntrust Bank, 0.620%, 03/04/09	6,600
9,950	Eclipse Funding Trust, Solar Eclipse, Series 2007-0108, Rev., VRDO, AMBAC-TCRS-Bank of New York, LIQ: U.S. Bank N.A., 0.600%, 03/05/09	9,950
3,410	Mobile County IDA, PCR, Exxon-Mobil Project, Rev., VRDO, 0.350%, 03/02/09	3,410
4,000	Selma IDB, Specialty Minerals Project, Rev., VRDO, LOC: Wachovia Bank N.A., 0.850%, 03/02/09	4,000
		23,960
	Alaska — 0.5%
	Alaska Housing Finance Corp.,
11,005	Series 1407, Rev., VRDO, GNMA/FNMA, 0.780%, 03/09/09	11,005
30,950	Series B, Rev., VRDO, 0.500%, 03/09/09	30,950
84,870	Series D, Rev., VRDO, 0.500%, 03/09/09	84,870
10,270	Series PZ-126, Rev., VRDO, LIQ: Wells Fargo Bank N.A., 0.670%, 03/09/09	10,270
680	City of Valdez, Marine Term, BP Pipelines, Inc. Project, Rev., VRDO, 0.350%, 03/02/09	680
9,920	City of Valdez, Marine Term, ExxonMobil Project, Rev., VRDO, 0.300%, 03/02/09	9,920
	City of Valdez, Marine Term Refunding Balance Exxon Pipeline Co. Project,
300	Series A, Rev., VRDO, 0.350%, 03/02/09	300
400	Series B , Rev., VRDO, 0.350%, 03/02/09	400
		148,395
	Arizona — 1.1%
	Apache County IDA, Tucson Electric Power Co.,
24,200	Series 83-A, Rev., VRDO, LOC: ABN Amro Bank N.V., 0.500%, 03/04/09	24,200
57,600	Series 83-B, Rev., VRDO, LOC: Bank of New York, 0.750%, 03/04/09	57,600
10,500	Series 83-C, Rev., VRDO, LOC: Bank of New York, 0.500%, 03/04/09	10,500
7,700	Apache County IDA, Tucson Electric Power Co., Springville, Rev., VRDO, LOC: Wells Fargo Bank N.A., 0.500%, 03/04/09	7,700
72,470	Arizona Health Facilities Authority, Series E, Rev., VRDO, LOC: Landesbank Baden-Wuerttemberg, 0.750%, 03/02/09	72,470
39,270	Dexia Credit Local Certificates Trust, Series 2008-064, GO, VRDO, LIQ: Dexia Credit Local, 3.500%, 03/05/09	39,270
7,160	Maricopa County IDA, Multi-Family Housing, Las Gardenias Apartments, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 0.780%, 03/05/09	7,160
7,500	Maricopa County IDA, Valley Of The Sun YMCA, Rev., VRDO, LOC: U.S. Bank N.A., 0.600%, 03/02/09	7,500
2,000	Phoenix IDA, Del Mar Terrace, Series A, Rev., VRDO, FHLMC, LIQ: FHLMC, 0.620%, 03/04/09	2,000
10,770	Pima County, Series PZ-195, GO, VRDO, FGIC, LIQ: Wells Fargo Bank N.A., 0.670%, 03/09/09	10,770
21,800	Pima County IDA, Tucson Electric, Rev., VRDO, LOC: Wells Fargo Bank N.A., 0.750%, 03/04/09	21,800
21,700	Pima County IDA, Tucson Electric Irvington, Rev., VRDO, LOC: Wells Fargo Bank N.A., 0.750%, 03/02/09	21,700
25,585	Pinal County Electric District No.3, Series U-2, Rev., VRDO, 0.720%, 03/05/09	25,585
6,025	Salt River Project Agricultural Improvement & Power District, Electric Systems, Series ROCS-RR-II-R-12029, Rev., VRDO, LIQ: Citigroup Financial Products, 1.000%, 03/05/09	6,025
7,865	Yavapai County, Highway Construction, Rev., VRDO, LOC: Landesbank Hessen-Thuringen, 1.000%, 03/02/09	7,865
		322,145
	Arkansas — 0.0% (g)
3,830	City of Lowell, IDR, Arkansas Democrat-Gazette Project, Rev., VRDO, LOC: Bank of New York, 0.950%, 03/04/09	3,830
	California — 5.9%
2,385	Abag Finance Authority for Nonprofit Corps., Colma Bart Apartments, Series A, Rev., VRDO, LOC: Bank of America N.A., 0.650%, 03/05/09	2,385
62,200	Abag Finance Authority for Nonprofit Corps., Oshman Family Jewish Community, Rev., VRDO, LOC: Lasalle Bank N.A., 0.450%, 03/02/09	62,200
14,200	Abag Finance Authority for Nonprofit Corps., P-Floats, Series MT 240, Rev., VRDO, LOC: Lloyds TSB Bank plc, LIQ: Merrill Lynch Capital Services, 0.680%, 03/09/09	14,200
4,000	Abag Finance Authority for Nonprofit Corps., Senior Health Services, Rev., VRDO, LOC: Wells Fargo Bank N.A., 0.470%, 03/02/09	4,000

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2009        J.P. MORGAN MONEY MARKET FUNDS   27

JPMorgan Tax Free Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2009 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	California — Continued
	Bay Area Toll Authority,
12,625	Series B, Rev., VRDO, 0.370%, 03/02/09	12,625
15,000	Series B-1, Rev., VRDO, 0.400%, 03/02/09	15,000
89,080	Series D-2, Rev., VRDO, 0.500%, 03/02/09	89,080
50,000	Series E-1, Rev., VRDO, 0.300%, 03/02/09	50,000
75,000	Series E-3, Rev., VRDO, 0.300%, 03/02/09	75,000
40,550	Series ROCS-RR-II-R-12016, Rev., VRDO, LIQ: Citibank N.A., 0.680%, 03/05/09	40,550
19,300	California Health Facilities Financing Authority, Series ROCS-RR-II-R-11408, Rev., VRDO, BHAC-CR, MBIA, LIQ: Citibank N.A., 0.690%, 03/05/09	19,300
5,200	California Health Facilities Financing Authority, Catholic West, Series H, Rev., VRDO, LOC: Bank of America N.A., 0.440%, 03/02/09	5,200
21,000	California Health Facilities Financing Authority, Kaiser Permanente, Series C, Rev., VRDO, 0.370%, 03/02/09	21,000
3,985	California Health Facilities Financing Authority, Lucile Salter, Series A, Rev., VRDO, 0.300%, 03/02/09	3,985
38,330	California Health Facilities Financing Authority, North California Presbyterian Homes, Rev., VRDO, LOC: Allied Irish Bank plc, 0.650%, 03/09/09	38,330
29,100	California Health Facilities Financing Authority, Stanford Hospital, Series B-1, Rev., VRDO, 0.350%, 03/02/09	29,100
	California Housing Finance Agency,
16,555	Series 1418-R, Rev., VRDO, 0.680%, 03/09/09	16,555
4,480	Series 1419-R, Rev., VRDO, LIQ: Merrill Lynch Capital Services, 0.680%, 03/09/09	4,480
18,560	Series B, Rev., VRDO, AMT, 2.250%, 03/02/09	18,560
	California Housing Finance Agency, Home Mortgage,
10,000	Series H, Rev., VRDO, 1.000%, 03/02/09	10,000
4,300	Series K, Rev., VRDO, AMT, 1.300%, 03/02/09	4,300
14,500	Series M, Rev., VRDO, AMT, 0.700%, 03/02/09	14,500
10,300	California Housing Finance Agency, Multi-Family Housing, Series A, Rev., VRDO, LOC: Helaba, 2.250%, 03/03/09	10,300
2,100	California Infrastructure & Economic Development Bank, Contemporary Jewish Museum, Rev., VRDO, LOC: Bank of America N.A., 0.450%, 03/02/09	2,100
120	California Infrastructure & Economic Development Bank, IDR, Elite Leather Co. Project, Rev., VRDO, LOC: Union Bank of Canada N.A., 0.850%, 03/02/09	120
13,650	California Infrastructure & Economic Development Bank, IDR, Jewish Community Center, Series A, Rev., VRDO, LOC: Bank of America N.A., 0.450%, 03/02/09	13,650
1,610	California Infrastructure & Economic Development Bank, IDR, Pleasant Mattress, Inc. Project, Series A, Rev., VRDO, LOC: Wells Fargo Bank N.A., 0.600%, 03/02/09	1,610
19,865	California Infrastructure & Economic Development Bank, Orange County Performing, Class A, Rev., VRDO, LOC: Bank of America N.A., 0.450%, 03/02/09	19,865
	California Infrastructure & Economic Development Bank, Pacific Gas & Electric,
24,750	Rev., VRDO, AMT, LOC: Wells Fargo Bank N.A., 0.250%, 03/02/09	24,750
13,000	Rev., VRDO, AMT, LOC: Wells Fargo Bank N.A., 0.600%, 03/02/09	13,000
6,705	California State Department of Water Resources, Subseries F-1, Rev., VRDO, LOC: Lloyds TSB Bank plc, 0.300%, 03/02/09	6,705
11,000	California State University, Series ROCS-RR-II-R-12063, Rev., VRDO, FSA-CR, AMBAC, LIQ: Citigroup Financial Products, 2.180%, 03/05/09	11,000
50,000	California State University, EAGLE, Class A, Rev., VRDO, BHAC-CR, MBIA, 0.690%, 03/05/09	50,000
	California Statewide Communities Development Authority,
10,595	Series 176, COP, VRDO, FSA, LIQ: Morgan Stanley Dean Witter, 0.660%, 03/05/09	10,595
17,117	Series 2554, Rev., VRDO, FSA, LIQ: Morgan Stanley Municipal Funding, 0.660%, 03/05/09	17,117
17,820	Series ROCS-RR-II-R-10005CE, Rev., VRDO, LIQ: Citigroup Financial Products, 1.330%, 03/05/09	17,820
18,905	Series ROCS-RR-II-R-13053CE, Rev., VRDO, LIQ: Citigroup Financial Products, 1.140%, 03/05/09	18,905
15,770	Series ROCS-RR-II-R-13057CE, Rev., VRDO, LIQ: Citigroup Financial Products, 1.450%, 03/05/09	15,770
	California Statewide Communities Development Authority, Kaiser Permanente,
3,700	Series A, Rev., VRDO, 0.370%, 03/02/09	3,700
18,000	Series C, Rev., VAR, 1.950%, 05/28/09	18,000
15,000	Series M, Rev., VRDO, 0.370%, 03/02/09	15,000

SEE NOTES TO FINANCIAL STATEMENTS.

28   J.P. MORGAN MONEY MARKET FUNDS        FEBRUARY 28, 2009

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	California — Continued
3,420	California Statewide Communities Development Authority, Multi-Family Housing, Breezewood Apartments, Series F-1, Rev., VRDO, FNMA, LIQ: FNMA, 0.650%, 03/05/09	3,420
11,160	California Statewide Communities Development Authority, North Peninsula Jewish Center, Rev., VRDO, LOC: Bank of America N.A., 0.450%, 03/02/09	11,160
9,750	California Statewide Communities Development Authority, Westgate Pasadena Apartments, Series G, Rev., VRDO, LOC: Bank of America N.A., 0.550%, 03/05/09	9,750
3,950	City of Garden Grove, Multi-Family Housing, Malabar Apartments, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 0.500%, 03/05/09	3,950
8,600	City of Irvine, Improvement Bond Act of 1915, No. 07-22, Special Assessment, Series A, Rev., VRDO, LOC: KBC Bank N.V., 0.450%, 03/02/09	8,600
4,800	City of Irvine, Improvement Bond Act of 1915, No. 89-10, Special Assessment, VRDO, LOC: Bayerische Hypo-Und Ver, 0.450%, 03/02/09	4,800
11,600	City of Los Angeles, TRAN, GO, 3.000%, 06/30/09	11,652
1,800	City of Los Angeles, Loans to Lender Program, Series A, Rev., VRDO, LOC: Federal Home Loan Bank, 0.700%, 03/02/09	1,800
4,800	City of Los Angeles, Multi-Family Housing, Fountain Park Project, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 0.550%, 03/05/09	4,800
10,000	Corcoran, Water System Project, COP, VRDO, LOC: Union Bank of Canada N.A., 0.500%, 03/05/09	10,000
	Deutsche Bank Spears/Lifers Trust Various States,
6,995	Series DB-318, VRDO, Tax Allocation, AMBAC, LIQ: Deutsche Bank A.G., 0.650%, 03/09/09	6,995
15,750	Series DB-362, GO, VRDO, AMBAC, LIQ: Deutsche Bank A.G., 0.540%, 03/09/09	15,750
53,945	Dexia Credit Local Certificates Trust, Series 2008-065 , GO, VRDO, FSA, LOC: Dexia Credit Local, LIQ: Dexia Credit Local, 3.500%, 03/05/09	53,945
11,700	Eclipse Funding Trust, Solar Eclipse, Corona, Tax Allocation, Series 2006-0099, VRDO, Tax Allocation, AMBAC, LIQ: U.S. Bank N.A., 0.570%, 03/05/09	11,700
13,435	Eclipse Funding Trust, Solar Eclipse, Sacramento, Series 2006-0079, COP, VRDO, AMBAC, LIQ: U.S. Bank N.A., 0.550%, 03/02/09	13,435
13,840	Eclipse Funding Trust, Solar Eclipse, Tax Allocation, Series 2006-0067, VRDO, Tax Allocation, FGIC, LIQ: U.S. Bank N.A., 0.550%, 03/05/09	13,840
	Golden State Tobacco Securitization Corp., EAGLE,
40,000	Series 2006-0117, Class A, Rev., VRDO, FSA-CR, FGIC, LIQ: Citibank N.A., 0.650%, 03/05/09	40,000
49,500	Series 2007-0109, Class A, Rev., VRDO, BHAC-CR, FGIC, LIQ: Citibank N.A., 0.690%, 03/05/09	49,500
5,100	Hayward Housing Authority, Multi-Family Housing, Barrington Hills, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 0.470%, 03/04/09	5,100
15,220	Inland Valley Development Agency, Tax Allocation, VRDO, LOC: Union Bank of Canada N.A., 0.350%, 03/04/09	15,220
	Irvine Ranch Water District,
7,000	Series A, GO, VRDO, LOC: Landesbank Baden-Wuerttemberg, 0.450%, 03/02/09	7,000
16,000	Series B, GO, VRDO, LOC: Landesbank Baden-Wuerttemberg, 0.400%, 03/02/09	16,000
16,100	Irvine Ranch Water District, Capital Improvement Project, COP, VRDO, LOC: Landesbank Baden-Wuerttemberg, 0.450%, 03/02/09	16,100
14,550	Los Angeles Community College District, Series ROCS-RR-II-R-12018, GO, VRDO, FSA-CR, FGIC, LIQ: Citibank N.A., 1.010%, 03/05/09	14,550
	Los Angeles Department of Water & Power,
5,555	Series ROCS-RR-II-R-11281, Rev., VRDO, AMBAC, LIQ: Citibank N.A., 0.810%, 03/05/09	5,555
19,900	Sub Series B-3, Rev., VRDO, 0.400%, 03/02/09	19,900
34,525	Macon Trust Various States, Special Tax, Series 2007-336, VRDO, LOC: Bank of America N.A., LIQ: Bank of America N.A., 0.820%, 03/05/09	34,525
	Metropolitan Water District of Southern California,
21,000	Series A-1, Rev., VRDO, 0.300%, 03/02/09	21,000
35,800	Series A-2, Rev., VRDO, 0.340%, 03/02/09	35,800
2,200	Series B-3, Rev., VRDO, 0.450%, 03/02/09	2,200
4,650	Series C-2, Rev., VRDO, 0.250%, 03/02/09	4,650
12,285	Pasadena Public Financing Authority, Rose Bowl Refinancing & Improvement, Rev., VRDO, LOC: Bank of America N.A., 0.400%, 03/02/09	12,285

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2009        J.P. MORGAN MONEY MARKET FUNDS   29

JPMorgan Tax Free Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2009 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	California — Continued
	Puttable Floating Option Tax-Exempt Receipts,
84,195	Series MT-400, Rev., VRDO, LIQ: Merrill Lynch Capital Services, 1.550%, 03/09/09	84,195
17,500	Series MT-510, Rev., VRDO, LIQ: Merrill Lynch Capital Services, 1.550%, 03/09/09	17,500
14,990	Series MT-557, Rev., VRDO, FHLMC, LIQ: FHLMC, 0.780%, 03/09/09	14,990
11,140	Series PT-4155, Rev., VRDO, AMBAC, LIQ: Bayerische Hypo-Und Ver, 0.600%, 03/09/09	11,140
8,415	Series PT-4161, Rev., VRDO, 0.780%, 03/09/09	8,415
8,065	Sacramento County Housing Authority, Series ROCS-RR-II-R-13051CE, Rev., VRDO, LIQ: Citigroup Financial Products, 1.090%, 03/05/09	8,065
10,100	Sacramento County Sanitation District Financing Authority, Sub Lien, Class B, Rev., VRDO, LIQ: Bank of America N.A., 0.450%, 03/02/09	10,100
16,830	San Diego Community College District, Series ROCS-RR-II-R-12197, GO, VRDO, FSA, LIQ: Citigroup Financial Products, 1.320%, 03/05/09	16,830
	San Francisco City & County Airports Commission,
5,760	Series PT-3759, Rev., VRDO, AGC-ICC, MBIA, LIQ: Merrill Lynch Capital Services, 0.930%, 03/09/09	5,760
17,305	Series PT-3898, Rev., VRDO, FSA-CR, MBIA, LIQ: Merrill Lynch Capital Services, 0.930%, 03/09/09	17,305
6,755	San Francisco City & County Housing Authority, Multi-Family Housing, Valencia Gardens, Rev., VRDO, AMT, LOC: Citibank N.A., 0.850%, 03/02/09	6,755
11,355	San Francisco City & County Public Utilities Commission, MERLOTS, Series B20, Rev., VRDO, MBIA, 2.130%, 03/04/09	11,355
1,800	San Jose Multi-Family Housing, Villa Monterey Apartments, Series F, Rev., VRDO, FNMA, LIQ: FNMA, 0.600%, 03/05/09	1,800
6,065	San Luis Obispo County Financing Authority, Series ROCS-RR-II-R-12015, Rev., VRDO, BHAC-CR, MBIA, LIQ: Citibank N.A., 0.740%, 03/05/09	6,065
3,435	Southern California Home Financing Authority, Series A, Rev., VRDO, AMT, 0.820%, 03/04/09	3,435
34,000	Southern California Public Power Authority, Canyon Power Project, Series A, Rev., 2.500%, 12/02/09	34,382
32,845	Southern California Public Power Authority, Southern Transmission Project, Class A, Rev., VRDO, FSA, 2.500%, 03/04/09	32,845
	State of California,
24,600	Series B, Sub Series B-1, GO, VRDO, LOC: Bank of America N.A., 0.440%, 03/02/09	24,600
6,600	Series C-2, GO, VRDO, LOC: Landesbank Hessen-Thuringen, 0.650%, 03/05/09	6,600
13,300	Series C-4, GO, VRDO, LOC: Landesbank Hessen-Thuringen, 0.450%, 03/05/09	13,300
2,300	State of California, EAGLE, Series 2006-0062, Class A, GO, VRDO, BHAC-CR, AMBAC, LIQ: Citibank N.A., 0.690%, 03/05/09	2,300
	State of California, Economic Recovery,
62,800	Series C-3, GO, VRDO, 0.700%, 03/02/09	62,800
1,800	Series C-5, GO, VRDO, 0.850%, 03/02/09	1,800
33,325	State of California, Kindergarten/University, Series A-4, GO, VRDO, LOC: Citibank N.A., 0.400%, 03/02/09	33,325
	State of California, Municipal Securities Trust Receipts,
4,155	Series SGA-54, GO, VRDO, AMBAC, 1.650%, 03/04/09	4,155
1,650	Series SGC-6, Class A, GO, VRDO, LIQ: Societe Generale, 0.670%, 03/05/09	1,650
500	University of California, Series ROCS-RR-II-R-11253, Rev., VRDO, BHAC-CR, FSA-CR, FGIC, LIQ: Citibank N.A., 0.690%, 03/05/09	500
	Wells Fargo Stage Trust,
7,000	Series 7C, Rev., VRDO, MBIA, 0.660%, 03/05/09 (e)	7,000
9,750	Series 29C, COP, VRDO, FSA, LIQ: Wells Fargo & Company, 0.650%, 03/05/09 (e)	9,750
		1,764,056

	Colorado — 3.9%
15,010	Arapahoe County, Multi-Family Housing, Rental Housing, Hunters Run, Rev., VRDO, LIQ: FHLMC, 0.650%, 03/05/09	15,010
15,000	Centerra Metropolitan District No. 1, Rev., VRDO, LOC: Compass Bank, 0.620%, 03/04/09	15,000
29,530	City of Colorado Springs, Systems Improvement, Series B, Rev., VRDO, 4.000%, 03/02/09	29,530
3,150	City of Colorado Springs, The Colorado College, Rev., VRDO, 0.460%, 03/05/09	3,150
1,000	City of Colorado Springs, Utilities, Sub Lien, Series A, Rev., VRDO, 0.550%, 03/02/09	1,000

SEE NOTES TO FINANCIAL STATEMENTS.

30   J.P. MORGAN MONEY MARKET FUNDS        FEBRUARY 28, 2009

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	Colorado — Continued
21,500	Colorado Educational & Cultural Facilities Authority, Nature Conservatory, Series A, Rev., VRDO, 0.650%, 03/05/09	21,500
19,400	Colorado Educational & Cultural Facilities Authority, Oaks Christian School Project, Rev., VRDO, LOC: U.S. Bank N.A., 0.700%, 03/02/09	19,400
	Colorado Health Facilities Authority,
17,570	Series MT-023, Rev., VRDO, BHAC, MBIA, LIQ: Svenska Handelsbanken, 0.480%, 03/09/09	17,570
74,000	Series ROCS-RR-II-R-10328CE, Rev., VRDO, LIQ: Citigroup Financial Products, 1.270%, 03/05/09	74,000
17,030	Colorado Housing & Finance Authority, Series AA-3, Class I, Rev., VRDO, 0.800%, 03/04/09	17,030
	Colorado Housing & Finance Authority, Multi-Family Housing,
1,885	Series A-4, Class I, Rev., VRDO, 0.550%, 03/02/09	1,885
11,790	Series B-3, Class I, Rev., VRDO, 0.700%, 03/02/09	11,790
1,600	Colorado Housing & Finance Authority, Multi-Family Housing, Diamond Project, Series I, Rev., VRDO, FNMA, LIQ: FNMA, 0.500%, 03/04/09	1,600
	Colorado State Education Loan Program,
300,000	TRAN, 1.000%, 08/07/09	300,043
215,000	TRAN, 1.750%, 08/07/09	215,193
	Denver City & County, Airport,
40,980	Series 2365, Rev., VRDO, FGIC, LIQ: Morgan Stanley Municipal Funding, 1.010%, 03/05/09	40,980
4,985	Series ROC II-R-98, Rev., VRDO , FSA, LIQ: Citibank N.A., 1.840%, 03/05/09	4,985
38,800	Sub Series C1, Rev., VRDO, AMT, LOC: KBC Bank N.V., 0.700%, 03/02/09	38,800
74,100	Sub Series G1, Rev., VRDO, Assured Guaranty Ltd., 0.700%, 03/02/09	74,100
74,100	Sub Series G2, Rev., VRDO, Assured Guaranty Ltd., 0.700%, 03/02/09	74,100
31,630	Deutsche Bank Spears/Lifers Trust Various States, Series DBE-687, Rev., VRDO, LIQ: Deutsche Bank A.G., 0.650%, 03/05/09	31,630
11,275	Moffat County, Tri-State Generation Association Project, Rev., VRDO, LOC: Bank of America N.A., 0.600%, 03/02/09	11,275
24,290	Puttable Floating Option Tax-Exempt Receipts, Series PT-3978, Rev., VRDO, FGIC, LIQ: Merrill Lynch Capital Services, 1.030%, 03/09/09	24,290
113,700	State of Colorado, Rev., TRAN, 3.000% 06/26/09	114,026
		1,157,887
	Connecticut — 0.7%
	Connecticut Housing Finance Authority, Housing Mortgage Finance Program,
20,000	Series A-3, Rev., VRDO, AMT, AMBAC, 0.600%, 03/05/09	20,000
47,100	Series B-3, Rev., VRDO, AMBAC, 0.600%, 03/05/09	47,100
16,315	Series B-3, Rev., VRDO, AMT, AMBAC, 1.070%, 03/05/09	16,315
13,515	Series D-1, Rev., VRDO, AMBAC, 0.350%, 03/05/09	13,515
32,500	Series D-3, Rev., VRDO, AMBAC, 1.070%, 03/05/09	32,500
11,600	Series E, Rev., VRDO, AMT, 0.550%, 03/02/09	11,600
900	Connecticut State Health & Educational Facility Authority, Community Renewal Team, Series A, Rev., VRDO, LOC: Fleet National Bank, 0.600%, 03/04/09	900
45,000	Connecticut State Health & Educational Facility Authority, University of New Haven, Series H, Rev., VRDO, LOC: Wachovia Bank N.A., 0.550%, 03/05/09	45,000
14,000	Connecticut State Health & Educational Facility Authority, Wesleyan University, Series D, Rev., VRDO, 0.650%, 03/04/09	14,000
17,060	Wells Fargo Stage Trust, Series 61C, Rev., VRDO, LIQ: Wells Fargo & Company, 0.650%, 03/05/09 (e)	17,060
		217,990
	Delaware — 0.2%
19,220	Delaware State Health Facilities Authority, Beebe Medical Center Project, Series B, Rev., VRDO, LOC: PNC Bank N.A., 0.600%, 03/02/09	19,220
34,180	Kent County, Delaware State University Student Housing, Series B, Rev., VRDO, LOC: Wachovia Bank N.A., 0.580%, 03/02/09	34,180
15,000	New Castle County, FlightSafety International, Inc. Project, Rev., VRDO, 0.680%, 03/05/09	15,000
300	University of Delaware, Series B, Rev., VRDO, 0.600%, 03/02/09	300
		68,700
	District of Columbia — 1.6%
	District of Columbia,
72,000	GO, TRAN, 2.500%, 09/30/09	72,587

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2009        J.P. MORGAN MONEY MARKET FUNDS   31

JPMorgan Tax Free Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2009 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	District of Columbia — Continued
54,265	Series D, GO, VRDO, LOC: Dexia Credit Local, 1.580%, 03/02/09	54,265
38,775	Series D, GO, VRDO, LOC: Dexia Credit Local, 1.580%, 03/05/09	38,775
3,030	District of Columbia Housing Finance Agency, Multi-Family Housing, Trenton Park Apartments Project, Rev., VRDO, LOC: Bank of America N.A., 0.900%, 03/05/09	3,030
15,265	District of Columbia Water & Sewer Authority, Series 2979, Rev., VRDO, LIQ: Morgan Stanley Municipal Funding, 0.660%, 03/05/09 (e)	15,265
6,155	District of Columbia Water & Sewer Authority, EAGLE, Series 2008-0036, Class A, Rev., VRDO, FSA, LIQ: Citigroup Financial Products, 1.340%, 03/05/09	6,155
2,300	District of Columbia, American Psychology Association, Rev., VRDO, LOC: Bank of America N.A., 0.670%, 03/05/09	2,300
15,000	District of Columbia, Edmund Burke School, Rev., VRDO, LOC: Bank of America N.A., 0.650%, 03/05/09	15,000
7,500	District of Columbia, Enterprise Zone, House on F Street Project , Rev., VRDO, LOC: Bank of New York, 0.850%, 03/02/09	7,500
31,455	District of Columbia, MERLOTS, Series B-34, GO, VRDO, FSA, 1.400%, 03/04/09	31,455
19,450	District of Columbia, Multimodal, American University, Rev., VRDO, 0.500%, 03/04/09	19,450
1,760	District of Columbia, National Children’s Center, Rev., VRDO, LOC: Bank of America N.A., 0.650%, 03/05/09	1,760
23,770	District of Columbia, National Geographic Society, Rev., VRDO, 0.500%, 03/04/09	23,770
1,900	District of Columbia, Pooled Loan Program, Series A, Rev., VRDO, LOC: Bank of America N.A., 0.650%, 03/05/09	1,900
20,000	District of Columbia, The American University, Rev., VRDO, LOC: Bank of America N.A., 0.600%, 03/02/09	20,000
31,000	District of Columbia, The Pew Charitable Trust, Series A, Rev., VRDO, LOC: PNC Bank N.A., 0.600%, 03/05/09	31,000
16,420	District of Columbia, Trinity College Issue, Rev., VRDO, LOC: Wachovia Bank N.A., 0.610%, 03/05/09	16,420
27,860	Eclipse Funding Trust, Solar Eclipse , Series 2007-0056, Rev., VRDO, FGIC, LIQ: U.S. Bank N.A., 0.570%, 03/05/09	27,860
15,290	Eclipse Funding Trust, Solar Eclipse, District of Columbia, Series 2006-0110, Rev., VRDO, AMBAC, LIQ: U.S. Bank N.A., 0.570%, 03/05/09	15,290
31,385	Eclipse Funding Trust, Solar Eclipse, Washington D.C., Series 2007-0221, Rev., VRDO, AMBAC, LIQ: U.S. Bank N.A., 0.570%, 03/05/09	31,385
41,305	Washington Convention Center Authority, Series PT-3872, Rev., VRDO, FSA-CR, AMBAC, LIQ: Merrill Lynch Capital Services, 0.930%, 03/09/09	41,305
		476,472
	Florida — 6.1%
45,000	Alachua County Health Facilities Authority, Series 2654, Rev., VRDO, BHAC-CR, LIQ: Morgan Stanley Municipal Funding, 0.660%, 03/05/09	45,000
11,150	Alachua County IDA, Florida Rock Industrial Project, Rev., VRDO, LOC: Bank of America N.A., 0.900%, 03/05/09	11,150
	Austin Trust Various States, Special Assessment,
12,885	Series 2007-340, VRDO, LOC: Bank of America N.A., LIQ: Bank of America N.A., 0.770%, 03/05/09	12,885
46,330	Series 2008-346, VRDO, LOC: Bank of America N.A., LIQ: Bank of America N.A., 0.770%, 03/05/09	46,330
4,600	Broward County Educational Facilities Authority, Nova Southeastern University, Series A, Rev., VRDO, LOC: Bank of America N.A., 0.600%, 03/02/09	4,600
23,335	Broward County School Board, COP, VRDO, FSA, 0.650%, 03/02/09	23,335
8,855	City of Fort Myers, Series 2077 , Rev., VRDO, MBIA, LIQ: Wells Fargo & Company, 0.660%, 03/05/09 (e)	8,855
11,900	City of Jacksonville, Series B, Rev., VRDO, LOC: Suntrust Bank, 0.620%, 03/02/09	11,900
12,675	City of Lakeland, Southern College Project, Rev., VRDO, LOC: Suntrust Bank, 0.570%, 03/02/09	12,675
22,285	County of Orange, Series 2352, Rev., VRDO, FGIC, LIQ: Wells Fargo & Company, 0.660%, 03/05/09	22,285
19,305	County of Polk, Series ROCS-RR-II-R-12143, Rev., VRDO, BHAC, LIQ: Citigroup Financial Products, 1.050%, 03/05/09	19,305

SEE NOTES TO FINANCIAL STATEMENTS.

32   J.P. MORGAN MONEY MARKET FUNDS        FEBRUARY 28, 2009

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	Florida — Continued
106,850	Deutsche Bank Spears/Lifers Trust Various States, Series DB-459, Rev., VRDO, FSA, LIQ: Deutsche Bank A.G., 0.640%, 03/05/09	106,850
8,420	Eclipse Funding Trust, Solar Eclipse, Series 2006-0043, Rev., VRDO, MBIA, LIQ: U.S. Bank N.A., 0.600%, 03/05/09 (e)	8,420
24,195	Eclipse Funding Trust, Solar Eclipse, Golden, Series 2006-0125, COP, VRDO, LIQ: U.S. Bank N.A., 0.570%, 03/05/09 (e)	24,195
	Eclipse Funding Trust, Solar Eclipse, Miami,
11,255	Series 2006-0049, GO, VRDO, FGIC, LIQ: U.S. Bank N.A., 0.600%, 03/05/09	11,255
9,945	Series 2007-0045, Rev., VRDO, AMBAC, LIQ: U.S. Bank N.A., 0.750%, 03/02/09	9,945
9,185	Eclipse Funding Trust, Solar Eclipse, Palm Bay, Series 2006-0136, Rev., VRDO, FSA, LIQ: U.S. Bank N.A., 0.570%, 03/05/09	9,185
19,020	Eclipse Funding Trust, Solar Eclipse, Peace, Series 2006-0144, Rev., VRDO, FSA, LIQ: U.S. Bank N.A., 0.600%, 03/05/09	19,020
8,680	Eclipse Funding Trust, Solar Eclipse, Port S, Series 2006-0135, GO, VRDO, MBIA, LIQ: U.S. Bank N.A., 0.600%, 03/05/09	8,680
35,660	Eclipse Funding Trust, Solar Eclipse, South, Series 2007-0035, COP, VRDO, AMBAC, LOC: U.S. Bank N.A., LIQ: U.S. Bank N.A., 0.570%, 03/05/09	35,660
5,900	Florida Gulf Coast University Finance Corp., Student Union Project , Series B, Rev., VRDO, LOC: Wachovia Bank N.A., 0.550%, 03/02/09	5,900
6,350	Florida Housing Finance Agency, Multi-Family Housing, Banyon Bay Partners, Series FF, Rev., VRDO, FNMA, LIQ: FNMA, 0.470%, 03/04/09	6,350
9,000	Florida Housing Finance Agency, Multi-Family Housing, Heron Park Project, Series U, Rev., VRDO, AMT, FNMA, LIQ: FNMA, 0.950%, 03/02/09	9,000
8,225	Florida Housing Finance Corp., Monterey Lake, Series C, Rev., VRDO, FHLMC, LIQ: FHLMC, 0.670%, 03/04/09	8,225
	Florida Municipal Power Agency,
5,000	Class C, Rev., VRDO, LOC: Bank of America N.A., 0.600%, 03/02/09	5,000
15,810	Series E, Rev., VRDO, LOC: Suntrust Bank, 0.600%, 03/02/09	15,810
	Florida State Board of Education,
16,840	Series ROCS-RR-II-R-12024, Rev., VRDO, AMBAC, LIQ: Citibank N.A., 1.570%, 03/05/09	16,840
31,215	Series ROCS-RR-II-R-12079, GO, VRDO, LIQ: Citibank N.A., 0.720%, 03/05/09	31,215
	Florida State Board of Education, EAGLE,
21,445	Series 2007-0048, Class A, GO, VRDO, LIQ: Citibank N.A., 0.680%, 03/05/09	21,445
29,585	Series 2007-0049, Class A, GO, VRDO, LIQ: Citibank N.A., 0.670%, 03/05/09	29,585
15,000	Florida State Board of Education, Lottery Revenue, EAGLE, Series 2008-0004, Class A, Rev., VRDO, MBIA-RE, FGIC, LIQ: Citigroup Financial Products, 1.100%, 03/05/09 (e)	15,000
8,000	Hillsborough County IDA, Carrollwood Day School Project, Rev., VRDO, LOC: Mercantile Bank of Michigan, 0.580%, 03/02/09	8,000
4,365	Jacksonville Health Facilities Authority, Series C, Rev., VRDO, FSA, LOC: Bank of America N.A., 0.600%, 03/02/09	4,365
	JEA, Electric Systems,
11,100	Series 3-A, Rev., VRDO, 0.650%, 03/02/09	11,100
28,850	Series 3C-2, Rev., VRDO, 0.420%, 03/02/09	28,850
8,245	Series 3C-4, Rev., VRDO, 0.420%, 03/02/09	8,245
32,005	Sub Series D, Rev., VRDO, 0.650%, 03/02/09	32,005
15,000	JEA, Water & Sewer Systems, Series A-2, Rev., VRDO, 0.400%, 03/02/09	15,000
13,190	Lee County Development Authority, North Fort Myers Utilities, Series A, Rev., VRDO, LOC: Suntrust Bank, 0.870%, 03/02/09	13,190
	Lee Memorial Health System,
22,015	Series 2713, Rev., VRDO, LIQ: Morgan Stanley Municipal Funding, 0.660%, 03/05/09	22,015
11,600	Series A, Rev., VRDO, LOC: Bank of America N.A., 0.550%, 03/02/09	11,600
1,830	Miami Health Facilities Authority, Mercy Hospital Project, Rev., VRDO, LOC: Nationsbank N.A., 0.590%, 03/04/09	1,830
	Miami-Dade County, Aviation, EAGLE,
17,120	Series 2006-0029, Class A, Rev., VRDO, BHAC, FSA-CR, FGIC, LIQ: Helaba, 0.750%, 03/05/09	17,120
59,300	Series 2007-0073, Class A, Rev., VRDO, BHAC-CR, AGC-ICC, XLCA, LIQ: Helaba, 0.830%, 03/05/09	59,300
44,140	Series 2007-0105, Class A, Rev., VRDO, BHAC-CR, MBIA, LIQ: Citibank N.A., 0.820%, 03/05/09	44,140
6,700	Nassau County, PCR, Private Activity, Rayonier, Inc. Project , Rev., VRDO, LOC: Bank of America N.A., 0.650%, 03/02/09	6,700

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2009        J.P. MORGAN MONEY MARKET FUNDS   33

JPMorgan Tax Free Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2009 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	Florida — Continued
12,080	Orange County Health Facilities Authority, Orlando Regional Healthcare Systems, Class A-1, Rev., VRDO, FSA, 2.000%, 03/02/09	12,080
5,600	Orange County Housing Finance Authority, Multi-Family Housing, Club Eustis, Series B, Rev., VRDO, LOC: Compass Bank, 0.800%, 03/09/09	5,600
7,945	Orange County Housing Finance Authority, Multi-Family Housing, Falcon Trace Apartments Project, Series D, Rev., VRDO, FNMA, LIQ: FNMA, 0.950%, 03/02/09	7,945
9,701	Orange County Housing Finance Authority, Multi-Family Housing, Regal Pointe Apartments, Series A, Rev., VRDO, FHLMC, LOC: Nationsbank N.A., LIQ: FHLMC, 0.900%, 03/02/09	9,701
3,720	Orange County Housing Finance Authority, Multi-Family Housing, Water View Club Apartments, Series D, Rev., VRDO, FNMA, LIQ: FNMA, 0.950%, 03/09/09	3,720
48,000	Orange County IDA, Diocese Orlando Project, Rev., VRDO, LOC: Wachovia Bank N.A., 0.580%, 03/02/09	48,000
	Orlando & Orange County Expressway Authority,
26,260	Series C-1, Rev., VRDO, FSA, 2.750%, 03/05/09	26,260
49,225	Sub Series B-1, Rev., VRDO, LOC: Bank of America N.A., 0.650%, 03/02/09	49,225
58,000	Sub Series B-2, Rev., VRDO, LOC: Suntrust Bank, 0.570%, 03/02/09	58,000
129,760	Sub Series B-3, Rev., VRDO, LOC: Wachovia Bank N.A., 0.580%, 03/02/09	129,760
97,620	Sub Series B-4, Rev., VRDO, LOC: Wachovia Bank N.A., 0.580%, 03/02/09	97,620
123,750	Orlando & Orange County Expressway Authority, EAGLE, Series 2007-0081, Class A, Rev., VRDO, BHAC, FSA, LIQ: Citibank N.A., 0.750%, 03/05/09	123,750
7,280	Osceola County Housing Finance Authority, Multi-Family Housing, Arrow Ridge Apartments, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 0.950%, 03/02/09	7,280
24,500	Palm Beach County, Pine Crest Preparatory, Rev., VRDO, LOC: Bank of America N.A., 0.650%, 03/05/09	24,500
87,840	Pasco County School Board, Series A, COP, VRDO, LOC: Wachovia Bank N.A., 0.580%, 03/02/09	87,840
75,215	Pinellas County Health Facility Authority, Baycare Health System, Series B-1, Rev., VRDO, FSA, 2.250%, 03/02/09	75,215
885	Pinellas County Housing Finance Authority, Series MT-009, Rev., VRDO, 0.960%, 03/09/09	885
81,725	Sarasota County Public Hospital District, Sarasota Memorial Hospital, Series B, Rev., VRDO, LOC: Wachovia Bank N.A., 0.630%, 03/02/09	81,725
21,125	South Miami Health Facilities Authority, Series 2833, Rev., VRDO, LIQ: Morgan Stanley Municipal Funding, 0.660%, 03/05/09	21,125
8,265	State of Florida, MERLOTS, Series C07, GO, VRDO, 0.650%, 03/04/09	8,265
12,900	Tohopekaliga Water Authority, Rev., VRDO, LOC: Landesbank Hessen-Thuringen, 0.560%, 03/02/09	12,900
	Volusia County Health Facilities Authority,
15,860	Series A, Rev., VRDO, LOC: Suntrust Bank N.A., 0.580%, 03/02/09	15,860
26,945	Series MT-151, Rev., VRDO, AMBAC, LIQ: Merrill Lynch International Bank Ltd., 0.630%, 03/02/09	26,945
3,600	West Orange Healthcare District, Series B, Rev., VRDO, LOC: Suntrust Bank, Central Florida, 0.740%, 03/05/09	3,600
		1,837,161
	Georgia — 2.5%
10,000	Albany-Dougherty County Hospital Authority, Class A, Rev., VRDO, LOC: Suntrust Bank, 0.600%, 03/02/09	10,000
12,500	Athens-Clarke County Unified Government Development Authority, Piedmont College Project, Rev., VRDO, LOC: Suntrust Bank, 0.620%, 03/02/09	12,500
5,035	Atlanta Urban Residential Finance Authority, Multi-Family Housing, The Park at Lakewood, Rev., VRDO, LOC: FHLMC, 0.900%, 03/02/09	5,035
1,400	Bartow County Development Authority, Georgia Power Co., Bowen, Second Series, Series 2, Rev., VRDO, 0.750%, 03/02/09	1,400
11,350	Carrollton Housing Authority, Magnolia Lake Apartments Project, Rev., VRDO, LOC: Suntrust Bank, 0.870%, 03/02/09	11,350
62,660	City of Atlanta, EAGLE, Class A, Rev., VRDO, BHAC, FSA, LIQ: Helaba, 0.750%, 03/05/09	62,660
10,000	Clayton County Hospital Authority, Series B, Rev., VRDO, LOC: Suntrust Bank, Atlanta, 0.620%, 03/02/09	10,000
14,300	Cobb County Development Authority, Whitefield Academy, Inc. Project, Rev., VRDO, LOC: RBC Centura Bank, 0.600%, 03/02/09	14,300

SEE NOTES TO FINANCIAL STATEMENTS.

34   J.P. MORGAN MONEY MARKET FUNDS        FEBRUARY 28, 2009

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	Georgia — Continued
32,670	Cobb County Housing Authority, Multi-Family Housing, Series ROCS-RR-II-R-10257CE, Rev., VRDO, LIQ: Citigroup Financial Products, 1.350%, 03/05/09	32,670
3,400	Cobb County Housing Authority, Multi-Family Housing, Greenhouse Frey Apartments Project, Rev., VRDO, FNMA, LIQ: FNMA, 0.500%, 03/04/09	3,400
8,980	De Kalb County Development Authority, Inland Fresh Seafood Corp., Rev., VRDO, LOC: Bank of America N.A., 0.900%, 03/05/09	8,980
28,710	De Kalb County Housing Authority, Multi-Family Housing, Series ROCS-RR-II-R-13002CE, Rev., VRDO, LIQ: Citigroup Financial Products, 1.350%, 03/05/09	28,710
8,760	De Kalb County Housing Authority, Multi-Family Housing, Chapel Run Apartments Project, Rev., VRDO, FNMA, LIQ: FNMA, 0.750%, 03/05/09	8,760
11,745	De Kalb County Housing Authority, Multi-Family Housing, Robins Landing Project, Rev., VRDO, FNMA, LIQ: FNMA, 0.750%, 03/05/09	11,745
10,735	De Kalb County Housing Authority, Multi-Family Housing, Timber Trace Apartments Project, Rev., VRDO, FHLMC, LIQ: FHLMC, 0.650%, 03/05/09	10,735
23,415	DeKalb Newton & Gwinnett Counties Joint Development Authority, GPC Real Estate Student I, Rev., VRDO, LOC: Wachovia Bank N.A., 0.650%, 03/02/09	23,415
15,230	Eclipse Funding Trust, Solar Eclipse, Series 2007-0117, Rev., VRDO, AMBAC, LIQ: U.S. Bank N.A., 0.570%, 03/05/09	15,230
21,475	Eclipse Funding Trust, Solar Eclipse, Cobb County, Series 2006-0105, Rev., VRDO, MBIA, LIQ: U.S. Bank N.A., 0.570%, 03/05/09	21,475
9,950	Eclipse Funding Trust, Solar Eclipse, De Kalb County, Series 2006-0074, Rev., VRDO, FSA, LIQ: U.S. Bank N.A., 0.600%, 03/05/09	9,950
600	Fulton County Development Authority, Arthritis Foundation, Inc. Project, Rev., VRDO, LOC: Suntrust Bank, Atlanta, 0.620%, 03/02/09	600
9,085	Fulton County Development Authority, Georgia Tech Facilities Project, Series C, Rev., VRDO, 1.800%, 05/07/09	9,085
7,060	Fulton County Development Authority, St. George Village CCRC Project, Rev., VRDO, LOC: Bank of America N.A., 0.650%, 03/05/09	7,060
11,715	Fulton County Development Authority, Woodward Academy, Inc. Project, Rev., VRDO, LOC: Suntrust Bank, 0.620%, 03/04/09	11,715
21,225	Fulton County Hospital Authority, Northside Hospital Inc., Series A, Rev., VRDO, LOC: Wachovia Bank N.A., 0.580%, 03/02/09	21,225
5,010	Griffin-Spaulding County Development Authority IDA, Norcom, Inc. Project, Rev., VRDO, LOC: Lasalle Bank N.A., 0.900%, 03/05/09	5,010
5,671	Gwinnett County Development Authority, Civic & Cultural Center Project, Rev., VRDO, 0.620%, 03/04/09	5,671
9,450	Gwinnett County Water & Sewerage Authority, Series A, Rev., VRDO, 0.620%, 03/04/09	9,450
14,015	Gwinnett County Water & Sewerage Authority, MERLOTS, Series K15, Rev., VRDO, 0.650%, 03/04/09	14,015
16,640	Henry County Water & Sewer Authority, EAGLE, Series 2005-0008, Class A, Rev., VRDO, BHAC, FSA-CR, MBIA, LIQ: Helaba, 0.750%, 03/05/09	16,640
30,910	La Grange Development Authority, Largrange College Project, Rev., VRDO, LOC: Suntrust Bank, 0.580%, 03/02/09	30,910
600	Marietta Housing Authority, Concepts 21 Apartments, Rev., VRDO, FNMA, LIQ: FNMA, 0.640%, 03/02/09	600
18,605	Metropolitan Atlanta Rapid Transit Authority, Series SG-57, Rev., VRDO, AMBAC, LIQ: Societe Generale, 0.790%, 03/07/09	18,605
	Private Colleges & Universities Authority, Emory University,
42,790	Series B, Rev., VRDO, 0.350%, 03/04/09 (p)	42,790
16,640	Series B, Rev., VRDO, 0.400%, 03/09/09 (p)	16,640
64,975	Series B-1, Rev., VRDO, 0.300%, 03/02/09	64,975
7,200	Series B-2, Rev., VRDO, 0.400%, 03/02/09	7,200
32,735	Puttable Floating Option Tax-Exempt Receipts, Series MT-507, Rev., VRDO, LIQ: Helaba, 0.750%, 03/02/09	32,735
35,000	Richmond County Development Authority, MCG Health, Inc. Project, Series A, Rev., VRDO, LOC: UBS A.G., 0.520%, 03/02/09	35,000
17,245	Savannah EDA, Series A, Rev., VRDO, LOC: Wachovia Bank N.A., 0.580%, 03/02/09	17,245
54,569	State of Georgia, Series H-2, GO, VRDO, 0.730%, 03/02/09	54,569
15,000	Wayne County IDA, Rayonier Project, Rev., VRDO, LOC: Suntrust Bank, Atlanta, 0.870%, 03/02/09	15,000

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2009        J.P. MORGAN MONEY MARKET FUNDS   35

JPMorgan Tax Free Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2009 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	Georgia — Continued
11,000	Winder-Barrow County Joint Development Authority, Republic Services Inc. Project, Rev., VRDO, LOC: Suntrust Bank, 0.870%, 03/02/09	11,000
		750,055
	Hawaii — 0.3%
	Eclipse Funding Trust, Solar Eclipse, Honolulu,
13,910	Series 2006-0096, Rev., VRDO, MBIA, LOC: U.S. Bank N.A., LIQ: U.S. Bank N.A., 0.600%, 03/05/09	13,910
9,385	Series 2006-0123, Rev., VRDO, FGIC, LIQ: U.S. Bank N.A., 0.600%, 03/05/09	9,385
19,485	Hawaii State Department of Budget & Finance, Series 2135, Rev., VRDO, FGIC, LIQ: Wells Fargo & Company, 0.660%, 03/05/09	19,485
12,227	Hawaii State Department of Budget & Finance, Special Purpose, Wailuku River Hydroelectric, ACES, Rev., VRDO, LOC: Union Bank of Canada N.A., 1.000%, 03/03/09	12,227
14,225	University of Hawaii, Series PZ-193, Rev., VRDO, MBIA, LIQ: Wells Fargo Bank N.A., 0.670%, 03/09/09	14,225
19,800	University of Hawaii, EAGLE, Series 2007-0809, Class A, Rev., VRDO, BHAC-CR, MBIA, LIQ: Citibank N.A., 0.730%, 03/05/09	19,800
		89,032
	Idaho — 0.6%
	Idaho Housing & Finance Association, Single Family Mortgage,
10,800	Series A, Class I, Rev., VRDO, 0.700%, 03/04/09	10,800
12,795	Series B, Class 1, Rev., VRDO, 0.700%, 03/04/09	12,795
8,425	Series C, Rev., VRDO, 1.250%, 03/04/09	8,425
9,520	Series C, Class I, Rev., VRDO, 1.250%, 03/04/09	9,520
10,015	Series D, Class I, Rev., VRDO, 0.700%, 03/04/09	10,015
10,100	Series D, Class I, Rev., VRDO, 1.250%, 03/04/09	10,100
15,000	Series D-1, Class I, Rev., VRDO, LIQ: Lloyds TSB Bank plc, 0.700%, 03/04/09	15,000
16,310	Series F, Class I, Rev., VRDO, 0.700%, 03/04/09	16,310
22,000	Series F-1, Rev., VRDO, LIQ: Lloyds TSB Bank plc, 0.700%, 03/04/09	22,000
5,995	Series F-1, Class 1, Rev., VRDO, 1.250%, 03/04/09	5,995
10,130	Idaho State Building Authority, Prison Facilities Project, Series A, Rev., VRDO, 0.600%, 03/02/09	10,130
55,500	State of Idaho, TRAN, GO, 3.000%, 06/30/09	55,679
		186,769

	Illinois — 3.2%
	Chicago O’Hare International Airport,
15,340	Series ROCS-RR-II-R-10331, Rev., VRDO, BHAC-CR, AMBAC, LIQ: Citibank N.A., 0.820%, 03/05/09 (e)	15,340
21,135	Series ROCS-RR-II-R-11430, Rev., VRDO, FSA, LIQ: Citibank N.A., 1.760%, 03/05/09	21,135
26,765	Series ROCS-RR-II-R-12059, Rev., VRDO, FSA-CR, FGIC, LIQ: Citigroup Financial Products, 2.080%, 03/05/09	26,765
31,680	Series ROCS-RR-II-R-12116, Rev., VRDO, FSA-CR, FGIC, LIQ: Citigroup Financial Products, 2.080%, 03/05/09	31,680
2,500	Chicago O’Hare International Airport, Compagnie Nationale Air France, Rev., VRDO, LOC: Societe Generale, 0.770%, 03/04/09	2,500
5,000	Chicago O’Hare International Airport, General Airport, Second Lien, ACES, Series B, Rev., VRDO, LOC: Bayerische Landesbank, 0.750%, 03/09/09	5,000
	City of Chicago,
20,000	Sub Series 04-1, Rev., VRDO, LOC: California Public Employees Retirement Fund, 0.500%, 03/02/09	20,000
10,000	Sub Series 04-2, Rev., VRDO, LOC: California Public Employees Retirement Fund, 0.500%, 03/02/09	10,000
34,730	City of Chicago, Multi-Family Housing, Series ROCS-RR-II-R-13040CE, Rev., VRDO, LIQ: Citigroup Financial Products, 1.350%, 03/05/09	34,730
5,755	City of Chicago, Multi-Family Housing, Barbara Jean Wright Apartments, Series A, Rev., VRDO, LOC: Lasalle Bank N.A., 0.900%, 03/02/09	5,755
17,500	Cook County, Series S, GO, 3.000%, 08/03/09	17,604
	Deutsche Bank Spears/Lifers Trust Various States,
23,025	Series DB-300, Rev., VRDO, MBIA, LIQ: Deutsche Bank A.G., 0.650%, 03/09/09	23,025
21,590	Series DB-309, GO, VRDO, FSA, LIQ: Deutsche Bank A.G., 0.650%, 03/09/09	21,590
14,675	Series DB-322, Rev., VRDO, MBIA, LIQ: Deutsche Bank A.G., 0.650%, 03/09/09	14,675

SEE NOTES TO FINANCIAL STATEMENTS.

36   J.P. MORGAN MONEY MARKET FUNDS        FEBRUARY 28, 2009

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	Illinois — Continued
11,035	Series DB-368, Rev., VRDO, AMBAC, LIQ: Deutsche Bank A.G., 0.650%, 03/09/09	11,035
5,235	Series DB-400, GO, VRDO, FSA, LIQ: Deutsche Bank A.G., 0.650%, 03/09/09	5,235
	Eclipse Funding Trust, Solar Eclipse, Chicago,
9,260	Series 2006-0003, GO, VRDO, FSA, LIQ: U.S. Bank N.A., 0.520%, 03/09/09	9,260
10,345	Series 2006-0131, GO, VRDO, FSA, LIQ: U.S. Bank N.A., 0.600%, 03/05/09	10,345
	Eclipse Funding Trust, Solar Eclipse, Illinois,
27,470	Series 2006-0098, Rev., VRDO, FGIC, LOC: U.S. Bank N.A., LIQ: U.S. Bank N.A., 0.570%, 03/05/09	27,470
41,495	Series 2006-0104, GO, VRDO, AMBAC-TCRS-Bank of New York, LIQ: U.S. Bank N.A., 0.750%, 03/03/09 (e)	41,495
51,845	Eclipse Funding Trust, Solar Eclipse, Springfield, Series 2006-0007, Rev., VRDO, MBIA, LOC: U.S. Bank N.A., LIQ: U.S. Bank N.A., 0.570%, 03/05/09	51,845
4,300	Galesburg, Knox College Project, Rev., VRDO, LOC: Lasalle National Bank, 0.650%, 03/02/09	4,300
3,900	Illinois Educational Facilities Authority, St. Xavier University Project, Series A, Rev., VRDO, LOC: Lasalle Bank N.A., 0.650%, 03/02/09	3,900
	Illinois Finance Authority,
9,500	Class A, Rev., VRDO,03/05/09	9,500
13,220	Series 2711, Rev., VRDO, LIQ: Morgan Stanley Municipal Funding, 0.660%, 03/05/09	13,220
14,725	Series ROCS-RR-II-R-10020Z, Rev., VRDO, LIQ: Citigroup Financial Products, 0.670%, 03/05/09	14,725
17,055	Illinois Finance Authority, Advocate Health Care, Series A-3, Rev., VRDO, 1.900%, 04/01/09	17,055
11,380	Illinois Finance Authority, Clare Oaks, Series C, Rev., VRDO, LOC: Sovereign Bank F.S.B., 0.570%, 03/02/09	11,380
3,286	Illinois Finance Authority, IDR, Metropolitan Family Services, Rev., VRDO, LOC: Bank of America N.A., 0.650%, 03/05/09	3,286
15,000	Illinois Finance Authority, Loyola University Health System, Series B , Rev., VRDO, LOC: Harris N.A., 0.580%, 03/02/09	15,000
8,500	Illinois Finance Authority, North Central College, Rev., VRDO, LOC: Bank of America N.A., 0.650%, 03/02/09	8,500
24,625	Illinois Finance Authority, Northwestern Memorial Hospital, Series A-1, Rev., VRDO, 0.550%, 03/02/09	24,625
33,225	Illinois Finance Authority, Northwestern University, Sub Series A, Rev., VRDO, 0.500%, 03/02/09	33,225
10,000	Illinois Finance Authority, Residential Rental, Rev., VRDO, FHLMC, LIQ: FHLMC, 0.820%, 03/04/09	10,000
9,500	Illinois Finance Authority, Swedish Covenant, Series B, Rev., VRDO, LOC: Allied Irish Bank plc, 0.800%, 03/02/09	9,500
3,065	Illinois Finance Authority, Toughy Ltd. Partnership Project, Rev., VRDO, LOC: Lasalle National Bank, 0.900%, 03/04/09	3,065
8,359	Illinois Finance Authority, University of Chicago, Series B, Rev., VRDO, 0.300%, 03/02/09	8,359
23,740	Illinois Finance Authority, Vincent De Paul Project, Series A, Class A, Rev., VRDO, 0.420%, 03/02/09	23,740
16,263	Illinois Health Facilities Authority, Advocate Health Care Network, Class C, Rev., VRDO, 0.770%, 02/26/10	16,263
15,000	Illinois Health Facilities Authority, Revolving Pooled Funds, Series B, Rev., VRDO, LOC: Bank of America N.A., 0.650%, 03/02/09	15,000
	Illinois Housing Development Authority, Homeowner Mortgage,
10,175	Series A-3, Rev., VRDO, AMT, 0.770%, 03/04/09	10,175
7,500	Series C-3, Rev., VRDO, AMT, 0.780%, 03/04/09	7,500
7,000	Illinois Housing Development Authority, Southern Hills/Orlando, Series B, Rev., VRDO, FSA, 3.450%, 03/02/09	7,000
	Illinois State Toll Highway Authority,
46,600	Series B, Rev., VRDO, FSA, 1.650%, 03/05/09	46,600
33,100	Series B, Rev., VRDO, FSA, 1.650%, 03/05/09	33,100
50,500	Illinois State Toll Highway Authority, Senior Priority, Series A-1, Rev., VRDO, 3.500%, 03/02/09	50,500
7,315	Jackson-Union Counties Regional Port District, Rev., VRDO, LOC: Wachovia Bank N.A., 0.750%, 03/09/09	7,315
7,860	Joliet Regional Port District, Exxon Project, Rev., VRDO, 0.300%, 03/02/09	7,860
1,840	Lake County IDR, A.L. Hansen Manufacturing Co. Project, Series A, Rev., VRDO, LOC: Harris Trust & Savings Bank, 1.070%, 03/02/09	1,840

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2009        J.P. MORGAN MONEY MARKET FUNDS   37

JPMorgan Tax Free Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2009 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	Illinois — Continued
27,950	Metropolitan Pier & Exposition Authority, Series ROCS-RR-II-R-10300, Rev., VRDO, MBIA, LIQ: Citigroup Financial Products, 1.170%, 03/05/09	27,950
74,175	Regional Transportation Authority, Series DCL-020, Rev., VRDO, FSA, LOC: Dexia Credit Local, LIQ: Dexia Credit Local, 3.500%, 03/05/09	74,175
7,755	State of Illinois, Sales Tax, Municipal Securities Trust Certificates, Series SG-9, VRDO, FSA, LIQ: Societe Generale, 0.730%, 03/09/09	7,755
18,300	University of Illinois, Health Services Facilities Authority, Series B, Rev., VRDO, LOC: Landesbank Hessen-Thuringen, 0.680%, 03/02/09	18,300
		951,197
	Indiana — 1.3%
5,000	De Kalb County, Economic Development, New Process Steel Project, Rev., VRDO, LOC: Bank of America N.A., 0.920%, 03/05/09	5,000
23,720	Deutsche Bank Spears/Lifers Trust Various States, Series DB-355, Rev., VRDO, AMBAC, LIQ: Deutsche Bank A.G., 0.650%, 03/09/09	23,720
9,565	Eclipse Funding Trust, Solar Eclipse, Series 2007-0098, Rev., VRDO, MBIA, LIQ: U.S. Bank N.A., 0.600%, 03/05/09	9,565
13,685	Eclipse Funding Trust, Solar Eclipse, Carmel, Series 2006-0120, Rev., VRDO, MBIA, LIQ: U.S. Bank N.A., 0.570%, 03/05/09	13,685
25,895	Eclipse Funding Trust, Solar Eclipse, Decatur, Series 2006-0162, Rev., VRDO, FSA, LIQ: U.S. Bank N.A., 0.570%, 03/05/09	25,895
	Eclipse Funding Trust, Solar Eclipse, Indiana,
17,395	Series 2006-0092, Rev., VRDO, AMBAC, LIQ: U.S. Bank N.A., 0.570%, 03/05/09	17,395
14,545	Series 2006-0100, Rev., VRDO, FGIC, LIQ: U.S. Bank N.A., 0.600%, 03/05/09	14,545
21,510	Series 2006-0138, Rev., VRDO, AMBAC, LIQ: U.S. Bank N.A., 0.530%, 03/09/09	21,510
32,200	Indiana Finance Authority, Clarian Health, Series B, Rev., VRDO, LOC: Allied Irish Bank plc, 0.750%, 03/02/09	32,200
65,025	Indiana Health Facility Financing Authority, Ascension Health Credit Group, Series A-2, Rev., VRDO, 0.350%, 03/02/09	65,025
2,385	Indiana Health Facility Financing Authority, Community Hospitals Project, Series A, Rev., VRDO, LOC: Bank of America N.A., 0.650%, 03/02/09	2,385
7,405	Indiana Housing & Community Development Authority, Series 1423 R, Rev., VRDO, GNMA/FNMA, 0.780%, 03/09/09	7,405
15,115	Indiana Municipal Power Agency Supply System, Series ROCS-RR-II-R-11232, Rev., VRDO, BHAC-CR, MBIA, LIQ: Citibank N.A., 0.740%, 03/05/09	15,115
6,900	Indiana State Finance Authority Revenue, Ispat Inland, Inc., Rev., VRDO, LOC: Royal Bank of Scotland, 0.650%, 03/04/09	6,900
	Indiana State Finance Authority, Trinity Health,
21,000	Series D-1, Rev., VRDO, 0.550%, 03/02/09	21,000
21,250	Series D-2, Rev., VRDO, 0.550%, 03/02/09	21,250
	Indiana Transportation Finance Authority, Municipal Securities Trust Receipts,
2,900	Series SGA-113, Rev., VRDO, LIQ: Societe Generale, 0.670%, 03/02/09 (p)	2,900
18,600	Series SGA-151, Class A, Rev., VRDO, LIQ: Societe Generale, 0.650%, 03/04/09	18,600
23,000	Indianapolis Local Public Improvement Bond Bank, Series A, Rev., VRDO, 0.780%, 12/01/09	23,000
48,650	Purdue University, Student Facility Systems, Series C, Rev., VRDO, 0.400%, 03/02/09	48,650
		395,745
	Iowa — 0.6%
18,570	Eclipse Funding Trust, Solar Eclipse, Series 2007-0109, Rev., VRDO, MBIA, LIQ: U.S. Bank N.A., 0.570%, 03/05/09	18,570
	Iowa Finance Authority, Iowa Health System,
68,125	Series B-1, Rev., VRDO, AMBAC, 0.700%, 03/03/09	68,125
68,125	Series B-2, Rev., VRDO, AMBAC, 0.700%, 03/03/09	68,125
	Iowa Finance Authority, Single Family Mortgage,
5,900	Series F, Rev., VRDO, GNMA/FNMA, FHA/VA, 0.700%, 03/02/09	5,900
7,030	Series I, Rev., VRDO, GNMA/FNMA COLL, 0.700%, 03/02/09	7,030
		167,750
	Kansas — 0.3%
	Kansas State Department of Transportation, Highway,
36,775	Series A-4, Rev., VRDO, 0.500%, 03/09/09	36,775
50,000	Series C-2, Rev., VRDO, 0.570%, 03/04/09	50,000
9,780	Overland Park, Series SG-155, GO, VRDO, 0.640%, 03/05/09	9,780
		96,555

SEE NOTES TO FINANCIAL STATEMENTS.

38   J.P. MORGAN MONEY MARKET FUNDS        FEBRUARY 28, 2009

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	Kentucky — 2.5%
11,785	City of Jeffersontown, Lease Program, Kentucky League of Cities Funding Trust, Rev., VRDO, LOC: U.S. Bank N.A., 0.620%, 03/02/09	11,785
17,000	County of Allen, Camp Courageous Project, Rev., VRDO, LOC: Suntrust Bank, 0.620%, 03/02/09	17,000
16,600	County of Carroll, North American Stainless Project, Series N, Rev., VRDO, LOC: Lasalle Bank N.A., 0.900%, 03/05/09	16,600
	Kentucky Housing Corp.,
10,300	Series F, Rev., VRDO, AMT, 0.850%, 03/02/09	10,300
21,375	Series H, Rev., VRDO, AMT, 0.850%, 03/02/09	21,375
21,000	Series M, Rev., VRDO, AMT, 0.850%, 03/02/09	21,000
	Kentucky Public Energy Authority,
179,002	Series A, Rev., VRDO, 0.550%, 03/02/09	179,002
225,002	Series A-1, Rev., VRDO, 0.650%, 03/05/09	225,002
197,527	Series A-2, Rev., VRDO, 0.650%, 03/05/09	197,527
28,335	Louisville & Jefferson County, Metropolitan Sewer District, EAGLE, Series 2006-0053, Class A, Rev., VRDO, BHAC, FSA-CR, FGIC, LIQ: Citibank N.A., 0.740%, 03/05/09	28,335
32,700	Louisville Regional Airport Authority, OH LLC Project, Series A, Rev., VRDO, 0.500%, 03/02/09	32,700
		760,626
	Louisiana — 0.8%
12,049	Bank of New York Municipal Certificates Trust, Series BNY-2, Rev., VRDO, 0.950%, 03/05/09	12,049
23,010	Deutsche Bank Spears/Lifers Trust Various States, Series DBE-661, Rev., VRDO, AMBAC, LIQ: Deutsche Bank A.G., 0.620%, 03/02/09	23,010
13,600	East Baton Rouge Parish Industrial Development Board, Inc., Rev., VRDO, LOC: Bank of America N.A., 0.650%, 03/02/09	13,600
130,000	Lake Charles Harbor & Terminal District, Lake Charles Cogeneration Project, Rev., 2.250%, 03/02/09	130,000
30,000	Louisiana Public Facilities Authority, Dynamic Fuels LLC Project, Rev., VRDO, LOC: Suntrust Bank, 0.600%, 03/02/09	30,000
19,760	Parish of St John Baptist, Series 2116, Rev., VRDO, LIQ: Wells Fargo Bank N.A., 0.670%, 03/09/09	19,760
	Plaquemines Port Harbor & Terminal District, International Marine Terminal Project,
10,000	Series A , Rev., VRDO, LOC: Wachovia Bank N.A., 2.200%, 03/15/09	10,000
15,000	Series B, Rev., VRDO, LOC: Wachovia Bank N.A., 2.200%, 03/15/09	15,000
		253,419
	Maine — 0.4%
8,600	Finance Authority of Maine, Jackson Lab Issue, Rev., VRDO, LOC: Bank of America N.A., 0.720%, 03/05/09	8,600
67,725	Maine Health & Higher Educational Facilities Authority, Series H, Rev., VRDO, FSA, 0.560%, 03/02/09	67,725
55,445	State of Maine, GO, 2.500%, 06/17/09	55,586
		131,911
	Maryland — 1.8%
23,825	Baltimore IDA, Baltimore Capital Acquisition, Rev., VRDO, LOC: Bayerische Landesbank, 0.680%, 03/02/09	23,825
10,600	Maryland Health & Higher Educational Facilities Authority, Series E, Rev., VRDO, LOC: Suntrust Bank, 0.570%, 03/02/09	10,600
29,130	Maryland Health & Higher Educational Facilities Authority, John Hopkins University, Series B, Rev., VRDO, 0.250%, 03/02/09	29,130
25,325	Maryland Health & Higher Educational Facilities Authority, Pooled Loan Program, Series D, Rev., VRDO, LOC: Bank of America N.A., 0.600%, 03/02/09	25,325
10,000	Maryland Health & Higher Educational Facilities Authority, Suburban Hospital, Rev., VRDO, LOC: Suntrust Bank, 0.620%, 03/02/09	10,000
34,730	Maryland Health & Higher Educational Facilities Authority, Upper Chesapeake Hospital, Series A, Rev., VRDO, LOC: Bank of America N.A., 0.600%, 03/02/09	34,730
11,700	Maryland State Community Development Administration, Department of Housing & Community Development, Multi-Family Housing, Series C, Rev., VRDO, FHLMC, LIQ: FHLMC, 0.800%, 03/09/09	11,700
3,135	Maryland State Community Development Administration, Department of Housing & Community Development, Multi-Family Housing, Avalon Lea Apartment Project, Rev., VRDO, FNMA, LIQ: FNMA, 0.620%, 03/04/09	3,135
27,160	Maryland State Community Development Administration, Department of Housing & Community Development, Multi-Family Housing, Barrington Apartments, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 0.800%, 03/05/09	27,160

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2009        J.P. MORGAN MONEY MARKET FUNDS   39

JPMorgan Tax Free Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2009 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	Maryland — Continued
6,400	Maryland State Community Development Administration, Department of Housing & Community Development, Multi-Family Housing, Parklane Apartments, Series C, Rev., VRDO, FNMA, LIQ: FNMA, 0.580%, 03/04/09	6,400
18,000	Maryland State Community Development Administration, Department of Housing & Community Development, Multi-Family Housing, Residential, Series I, Rev., VRDO, AMT, 0.750%, 03/02/09	18,000
	Maryland State Economic Development Corp., Constellation Energy,
64,500	Series A, Rev., VRDO, LOC: Wachovia Bank N.A., 0.700%, 03/02/09	64,500
45,125	Series B, Rev., VRDO, LOC: Wachovia Bank N.A., 0.700%, 03/02/09	45,125
9,865	Maryland State Economic Development Corp., U.S. Pharmacopeial, Series A, Rev., VRDO, LOC: Bank of America N.A., 0.600%, 03/02/09	9,865
15,000	Maryland State Energy Financing Administration Industrial Development Revenue, Rev., VRDO, LOC: Suntrust Bank, 0.870%, 03/02/09	15,000
21,405	Maryland State Stadium Authority Lease Revenue, Rev., VRDO, 2.100%, 03/04/09	21,405
27,650	Montgomery County Housing Opportunities Commission Housing Revenue, Oakfield Apartments, Issue I, Rev., VRDO, AMT, FNMA, LIQ: FNMA, 0.800%, 03/02/09	27,650
53,365	Montgomery County Housing Opportunities Commission Housing Revenue, The Grand-Issue I, Rev., VRDO, FNMA, LIQ: FNMA, 0.800%, 03/09/09	53,365
10,000	State of Maryland, Capital Improvements, State & Local Facilities, Series A, GO, 5.250%, 03/01/09	10,000
	Washington Suburban Sanitation District,
12,350	Series A, BAN, GO, VRDO, 0.550%, 03/04/09	12,350
5,700	Series A, BAN, GO, VRDO, 0.600%, 03/02/09	5,700
8,100	Series A, BAN, GO, VRDO, 0.600%, 03/04/09	8,100
59,000	Series A-7, BAN, GO, VRDO, 0.550%, 03/04/09	59,000
5,100	Washington Suburban Sanitation District, Multimodal, Series A, BAN, GO, VRDO, 0.600%, 03/04/09	5,100
		537,165
	Massachusetts — 3.0%
6,030	Canton Housing Authority, Multi-Family Housing, Canton Arboretum Apartments, Rev., VRDO, FNMA, LIQ: FNMA, 0.550%, 03/04/09	6,030
16,480	City of Boston, Mass. Water & Sewer Commission, Series SG-75, Rev., VRDO, LIQ: Societe Generale, 0.780%, 03/09/09 (e)	16,480
	Commonwealth of Massachusetts,
26,545	Series A, GO, VRDO, 0.570%, 03/02/09	26,545
1,000	Series B, GO, VRDO, 0.500%, 03/02/09	1,000
51,520	Series DC-8024, GO, VRDO, FSA, LOC: Dexia Credit Local, LIQ: Dexia Credit Local, 3.500%, 03/05/09	51,520
55,400	Series K, Rev., VRDO, MBIA-RE, FGIC, 4.100%, 03/05/09	55,400
	Eclipse Funding Trust, Solar Eclipse, Massachusetts,
13,795	Series 2007-0010, Rev., VRDO, FGIC, LIQ: U.S. Bank N.A., 0.580%, 03/05/09	13,795
31,035	Series 2007-0032, Rev., VRDO, AMBAC, LIQ: U.S. Bank N.A., 0.580%, 03/05/09	31,035
	Massachusetts Bay Transportation Authority,
68,645	Series A, Rev., 2.000%, 02/17/10	69,523
34,915	Series DC-8025, Rev., VRDO, LIQ: Dexia Credit Local, 3.500%, 03/05/09	34,915
46,610	Massachusetts Bay Transportation Authority, MERLOTS, Series B35, Rev., VRDO, 0.650%, 03/04/09	46,610
5,750	Massachusetts Bay Transportation Authority, Municipal Securities Trust Receipts, Series SGA-123, Rev., VRDO, LIQ: Societe Generale, 0.650%, 03/04/09 (e)	5,750
	Massachusetts Development Finance Agency, Boston University,
11,450	Series U6A, Rev., VRDO, LOC: Bank of America N.A., 0.450%, 03/02/09	11,450
7,000	Series U6B, Rev., VRDO, LOC: Allied Irish Bank plc, 0.800%, 03/02/09	7,000
2,000	Series U6D, Rev., VRDO, LOC: Allied Irish Bank plc, 0.380%, 03/02/09	2,000
3,400	Massachusetts Development Finance Agency, Dana Hall School, Rev., VRDO, LOC: Sovereign Bank F.S.B., 0.670%, 03/02/09	3,400
28,403	Massachusetts Development Finance Agency, Higher Education, Smith College, Rev., VRDO, 0.300%, 03/02/09	28,403
13,860	Massachusetts Development Finance Agency, Macon Trust, Series P, Rev., VRDO, AMBAC, 1.670%, 03/05/09	13,860
41,000	Massachusetts Development Finance Agency, Olin College, Series C-2, Rev., VRDO, LOC: RBS Citizens N.A., 0.600%, 03/02/09	41,000

SEE NOTES TO FINANCIAL STATEMENTS.

40   J.P. MORGAN MONEY MARKET FUNDS        FEBRUARY 28, 2009

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	Massachusetts — Continued
4,500	Massachusetts Development Finance Agency, Simmons College, Series G, Rev., VRDO, LOC: TD Banknorth N.A., 0.400%, 03/04/09	4,500
3,880	Massachusetts Development Finance Agency, The Bridge Issue, Rev., VRDO, LOC: Bank of America N.A., 0.600%, 03/02/09	3,880
	Massachusetts Health & Educational Facilities Authority, Capital Asset Program,
7,400	Series E, Rev., VRDO, LOC: Fleet National Bank, 0.600%, 03/02/09	7,400
26,450	Series M-4A, Rev., VRDO, LOC: Fleet National Bank, 0.750%, 03/09/09	26,450
31,835	Massachusetts Health & Educational Facilities Authority, Fairview Extended, Series B, Rev., VRDO, LOC: Bank of America N.A., 0.600%, 03/05/09	31,835
25,405	Massachusetts Health & Educational Facilities Authority, Mount Ida College, Series A, Rev., VRDO, LOC: Bank of America N.A., 0.600%, 03/02/09	25,405
5,445	Massachusetts Health & Educational Facilities Authority, Partners Healthcare System, Series D-4, Rev., VRDO, 0.510%, 03/02/09	5,445
22,600	Massachusetts Health & Educational Facilities Authority, South Shore Property Inc., Series A, Rev., VRDO, LOC: Wachovia Bank N.A., 0.560%, 03/02/09	22,600
22,600	Massachusetts Health & Educational Facilities Authority, Stonehill College, Series K, Rev., VRDO, LOC: Bank of America N.A., 0.450%, 03/02/09	22,600
86,280	Massachusetts Housing Finance Agency, Series F, Rev., VRDO, FSA, 3.250%, 03/02/09	86,280
26,000	Massachusetts School Building Authority, Series ROCS-RR-II-R-12108, Rev., VRDO, FSA, LIQ: Citibank N.A., 1.050%, 03/05/09	26,000
	Massachusetts Water Resources Authority,
18,400	Series F, Rev., VRDO, 0.350%, 03/02/09	18,400
62,105	Sub Series A, Rev., VRDO, 1.370%, 03/02/09	62,105
19,800	Massachusetts Water Resources Authority, EAGLE, Series 2008-0044, Class A, Rev., VRDO, MBIA, LIQ: Citigroup Financial Products, 1.200%, 03/05/09	19,800
	Massachusetts Water Resources Authority, Multimodal,
7,600	Series B, Rev., VRDO, LOC: Helaba, 0.600%, 03/04/09	7,600
1,940	Series C, Rev., VRDO, LOC: Landesbank Hessen-Thuringen, 0.550%, 03/02/09	1,940
18,487	Town of Tewksbury, GO, BAN, 2.500%, 12/23/09	18,718
44,810	Wells Fargo Stage Trust, Series 22C, Rev., VRDO, AMBAC, LIQ: Wells Fargo & Company, 0.680%, 03/05/09 (e)	44,810
		901,484
	Michigan — 4.8%
	City of Detroit School District,
8,495	GO, VRDO, FSA, Q-SBLF, 1.020%, 03/05/09	8,495
26,830	Series DCL-045, GO, VRDO, FSA, Q-SBLF, LOC: Dexia Credit Local, LIQ: Morgan Stanley Municipal Funding, 3.500%, 03/05/09	26,830
12,375	Series ROCS-RR-II-R-12136, GO, VRDO, BHAC, FSA-CR, FGIC, Q-SBLF, LIQ: Citigroup Financial Products, 1.050%, 03/05/09	12,375
31,465	City of Detroit, Sewer Disposal System, EAGLE, Series 2005-0012, Class A, Rev., VRDO, BHAC-CR, MBIA, LIQ: Helaba, 0.740%, 03/05/09	31,465
15,035	City of Detroit, Water Supply Systems, Series ROCS-RR-II-R-11172, Rev., VRDO, BHAC, FSA, LIQ: Citibank N.A., 0.740%, 03/05/09	15,035
13,200	Eclipse Funding Trust, Solar Eclipse, Michigan, Series 2006-0021, Rev., VRDO, AMBAC, LIQ: U.S. Bank N.A., 0.530%, 03/09/09	13,200
20,535	Holt Public Schools, GO, VRDO, Q-SBLF, LIQ: Landesbank Hessen-Thuringen, 0.530%, 03/05/09	20,535
	Kent Hospital Finance Authority, Spectrum Health Systems,
23,400	Series B-2, Rev., VRDO, 0.620%, 03/02/09	23,400
13,500	Series C, Rev., VRDO, LOC: Bank of New York, 0.650%, 03/02/09	13,500
12,500	Lakeview School District, Calhoun, School Building & Site, Series B, GO, VRDO, Q-SBLF, LIQ: Landesbank Hessen-Thuringen, 0.530%, 03/05/09	12,500
337,300	Michigan Municipal Bond Authority, Series A-2, RAN, LOC: Dexia Credit Local, 3.000%, 08/20/09	339,331
50,000	Michigan State Building Authority, EAGLE, Series 2006-0142, Class A, Rev., VRDO, FSA-CR, FGIC, LIQ: Citibank N.A., 0.710%, 03/05/09	50,000
	Michigan State Hospital Finance Authority, Ascension Health Credit,
5,000	Series B-1, Rev., VRDO, 0.700%, 01/06/10	5,000
85,000	Series B-2, Rev., VRDO, 0.700%, 02/03/10	85,000

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2009        J.P. MORGAN MONEY MARKET FUNDS   41

JPMorgan Tax Free Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2009 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	Michigan — Continued
39,300	Michigan State Hospital Finance Authority, Henry Ford Health, Series B, Rev., VRDO, LOC: Landesbank Hessen-Thuringen, 0.620%, 03/02/09	39,300
65,380	Michigan State Housing Development Authority, Series D, Rev., VRDO, AMT, 0.850%, 03/02/09	65,380
6,180	Michigan State Housing Development Authority, Multi-Family Housing, Canton Club, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 0.750%, 03/09/09	6,180
1,700	Michigan State Housing Development Authority, Multi-Family Housing, Parks of Taylor Apartments, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 0.650%, 03/05/09	1,700
	Michigan State University,
2,300	Rev., VRDO, 0.530%, 03/02/09	2,300
18,020	Series A, Rev., VRDO, 0.530%, 03/02/09	18,020
8,140	Series B, Rev., VRDO, 0.530%, 03/02/09	8,140
15,000	Michigan Strategic Fund, Detroit Edison, Series ET, Rev., VRDO, LOC: Bank of Nova Scotia, 0.650%, 03/02/09	15,000
985	Michigan Strategic Fund, Rest Haven Christian Services, Rev., VRDO, LOC: Sovereign Bank F.S.B., 0.650%, 03/02/09	985
8,360	Milan Area Schools, GO, VRDO, Q-SBLF, LOC: Landesbank Hessen-Thuringen, 0.580%, 03/05/09	8,360
10,880	Oakland University, Rev., VRDO, LOC: Allied Irish Bank plc, 0.700%, 03/04/09	10,880
35,995	Puttable Floating Option Tax-Exempt Receipts, Series MT-631, Rev., VRDO, LIQ: Merrill Lynch Capital Services, 1.370%, 03/09/09 (e)	35,995
	RBC Municipal Products, Inc. Trust, Floater Certificates,
48,745	Series L-26, Rev., VRDO, LOC: Royal Bank of Canada, LIQ: Royal Bank of Canada, 0.800%, 03/02/09	48,745
26,295	Series L-29, Rev., VRDO, LOC: Royal Bank of Canada, LIQ: Royal Bank of Canada, 0.800%, 03/02/09	26,295
37,880	Saline Area Schools, GO, VRDO, Q-SBLF, LIQ: Helaba, 0.530%, 03/05/09	37,880
	State of Michigan,
45,000	Series A, GO, RAN, 3.000%, 09/30/09	45,362
282,000	Series B, GO, 3.000%, 09/30/09	284,191
	University of Michigan,
10,585	Rev., VRDO, 0.300%, 03/02/09	10,585
7,115	Series A, Rev., VRDO, 0.400%, 03/02/09	7,115
20,000	Series B, Rev., VRDO, 0.400%, 03/02/09	20,000
	University of Michigan, Hospital,
10,800	Series A, Rev., VRDO, 0.450%, 03/02/09	10,800
14,245	Series A, Rev., VRDO, 0.600%, 03/02/09	14,245
3,820	Series A-2, Rev., VRDO, 0.450%, 03/02/09	3,820
2,045	Series B, Rev., VRDO, 0.300%, 03/05/09	2,045
37,650	University of Michigan, Medical Services Plan, Series A, Rev., VRDO, 0.400%, 03/02/09	37,650
16,820	Wayne County Airport Authority, EAGLE, Series 2007-0083, Class A, Rev., VRDO, FSA-CR, FGIC, LIQ: Citibank N.A., 0.780%, 03/05/09	16,820
		1,434,459
	Minnesota — 0.8%
8,965	City of Eagan, Series PT-1221, VRDO, FNMA, LIQ: Merrill Lynch Capital Services, 0.830%, 03/09/09	8,965
15,000	City of Minneapolis, Fairview Health Services, Series E, Rev., VRDO, LOC: Wells Fargo Bank N.A., 0.370%, 03/02/09	15,000
25,070	City of Robbinsdale, North Memorial, Series A-4, Rev., VRDO, LOC: Wells Fargo Bank N.A., 0.380%, 03/02/09	25,070
3,400	City of St. Louis Park, Catholic Finance Corp., St. Benilde, Rev., VRDO, LOC: Allied Irish Bank plc, 1.500%, 03/02/09	3,400
72,750	Hennepin County Sales Tax Revenue, Ballpark Project, Third Lien, Series C, Rev., VRDO, 0.630%, 03/02/09	72,750
1,000	Metropolitan Council Minneapolis-St Paul Metropolitan Area, Waste Water System, Series C, GO, 3.000%, 03/01/10	1,023
16,170	Midwest Consortium of Municipal Utilities, Draw Down Association Financing Project, Series B, Rev., VRDO, LOC: U.S. Bank N.A., 0.580%, 03/02/09	16,170
25,000	Minneapolis & St. Paul Housing & Redevelopment Authority, Custodial Receipts, Series B-1, Rev., VRDO, LOC: Bank of New York, 0.400%, 03/04/09	25,000
	Minnesota Housing Finance Agency, Residential Housing,
5,000	Series B, Rev., VRDO, AMT, 0.750%, 03/02/09	5,000
8,000	Series C, Rev., VRDO, AMT, 0.700%, 03/05/09	8,000
5,600	Series C, Rev., VRDO, AMT, 0.750%, 03/02/09	5,600
5,030	Series J, Rev., VRDO, AMT, 0.750%, 03/02/09	5,030

SEE NOTES TO FINANCIAL STATEMENTS.

42   J.P. MORGAN MONEY MARKET FUNDS        FEBRUARY 28, 2009

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	Minnesota — Continued
10,950	Puttable Floating Option Tax-Exempt Receipts, Series PT-4245, Rev., VRDO, LIQ: Wells Fargo Bank N.A., 0.730%, 03/09/09	10,950
5,000	RBC Municipal Products, Inc., Trust, Floater Certificates, Series E-9, Rev., VRDO, LIQ: Royal Bank of Canada, 0.700%, 03/05/09	5,000
	Rochester, Minnesota Health Care Facilities, Mayo Foundation,
9,100	Series A, Rev., VRDO, 0.250%, 03/04/09	9,100
35,000	Series C, Rev., VRDO, 0.250%, 03/04/09	35,000
		251,058
	Mississippi — 1.9%
67,995	Deutsche Bank Spears/Lifers Trust Various States, Series DBE-688, Rev., VRDO, AMBAC, LOC: Deutsche Bank A.G., LIQ: Deutsche Bank A.G., 0.620%, 03/05/09 (e)	67,995
	Jackson County, PCR, Chevron USA, Inc. Project,
4,075	Rev., VRDO, 0.500%, 03/02/09	4,075
24,470	Rev., VRDO, 0.550%, 03/02/09	24,470
4,500	Rev., VRDO, 0.600%, 03/02/09	4,500
141,800	Mississippi Business Finance Commission, Chevron USA, Inc. Project, Series A, Rev., VRDO, 0.550%, 03/03/09	141,800
16,800	Mississippi Business Finance Commission, SG Resources Mississippi LLC Project, Rev., VRDO, LOC: Suntrust Bank, 0.620%, 03/02/09	16,800
251,583	Mississippi Development Bank Special Obligation, Municipal Gas Authority, Gas Project, Rev., VRDO, 0.650%, 03/05/09	251,583
13,315	Mississippi Housing Finance Corp., Series ROCS-RR-II-R-11317Z, Rev., VRDO, LIQ: Citibank N.A., 0.670%, 03/05/09	13,315
34,310	Puttable Floating Option Tax-Exempt Receipts, Series MT-514, Rev., VRDO, LIQ: Merrill Lynch International Bank Ltd., 1.000%, 03/09/09	34,310
		558,848
	Missouri — 0.7%
11,955	Eclipse Funding Trust, Solar Eclipse, Series 2007-0062, Rev., VRDO, AMBAC, LIQ: U.S. Bank N.A., 0.530%, 03/09/09	11,955
2,300	Kansas City IDA, IDR, Livers Bronze Co. Project, Rev., VRDO, LOC: Bank of America N.A., 0.920%, 03/02/09	2,300
41,500	Missouri Development Finance Board, Kauffman Center for the Performing Arts, Series A, Rev., VRDO, 0.550%, 03/02/09	41,500
3,000	Missouri Higher Education Loan Authority, Student Loan, Series B, Rev., VRDO, GTD STD LNS, LOC: Bank of America N.A., 0.901%, 03/09/09	3,000
20,610	Missouri Joint Municipal Electric Utility Commission, Series ROCS-RR-II-R-11265, Rev., VRDO, BHAC-CR, AMBAC, LIQ: Citibank N.A., 0.740%, 03/05/09	20,610
17,250	Missouri State Environmental Improvement & Energy Resources Authority, Series 1567, Rev., VRDO, BHAC-CR, AMBAC, LIQ: Morgan Stanley Municipal Funding, 0.660%, 03/05/09	17,250
2,510	Missouri State Health & Educational Facilities Authority, Series ROCS-RR-II-R-10293, Rev., VRDO, LIQ: Citigroup Financial Products, 0.990%, 03/05/09	2,510
36,400	Missouri State Health & Educational Facilities Authority, Ascension Health, Series C-3, Rev., VRDO, 0.730%, 03/03/09	36,400
10,000	Missouri State Health & Educational Facilities Authority, Assemblies of God College, Rev., VRDO, LOC: Bank of America N.A., 0.650%, 03/02/09	10,000
42,200	Missouri State Health & Educational Facilities Authority, BJC Health System, Series A, Rev., VRDO, 0.300%, 03/02/09	42,200
14,100	Missouri State Health & Educational Facilities Authority, St. Louis University, Series A-1, Rev., VRDO, LOC: Wells Fargo Bank N.A., 0.600%, 03/02/09	14,100
		201,825
	Nebraska — 2.0%
203,351	American Public Energy Agency, Gas Supply, Series A, Rev., VRDO, 0.650%, 03/05/09	203,351
	American Public Energy Agency, National Public Gas Agency Project,
105,416	Series A, Rev., VRDO, 0.650%, 03/05/09	105,416
67,222	Series B, Rev., VRDO, 0.400%, 03/05/09	67,222
21,065	City of Omaha, EAGLE, Series 2004-0010, Class A, GO, VRDO, 0.690%, 03/05/09	21,065
19,145	Eclipse Funding Trust, Solar Eclipse, Omaha, Series 2006-0141, Rev., VRDO, MBIA, LIQ: U.S. Bank N.A., 0.570%, 03/05/09 (e)	19,145
	Nebraska Investment Finance Authority, Single Family Housing,
3,715	Series E, Rev., VRDO, 0.780%, 03/02/09	3,715
33,860	Series F, Rev., VRDO, AMT, GNMA/FNMA/FHLMC, 0.780%, 03/02/09	33,860

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2009        J.P. MORGAN MONEY MARKET FUNDS   43

JPMorgan Tax Free Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2009 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	Nebraska — Continued
42,200	Series J, Rev., VRDO, AMT, 0.780%, 03/02/09	42,200
10,250	Nebraska Public Power District, Series ROCS-RR-II-R-11075, Rev., VRDO, BHAC-CR, AMBAC, LIQ: Citibank N.A., 0.740%, 03/05/09	10,250
46,910	Nebraska Public Power District, EAGLE, Series 2007-0009, Class A, Rev., VRDO, BHAC, AGC-ICC, AMBAC, LIQ: Citibank N.A., 0.700%, 03/05/09	46,910
9,810	Omaha Public Power District, Series ROCS-RR-II-R-11014, Rev., VRDO, BHAC-CR, FSA-CR, FGIC, LIQ: Citibank N.A., 0.740%, 03/05/09	9,810
27,760	Omaha Public Power District, EAGLE, Series 2005-3008, Class A, Rev., VRDO, BHAC, AGC-ICC, AMBAC, LIQ: Citibank N.A., 0.740%, 03/05/09	27,760
		590,704
	Nevada — 1.3%
42,750	City of Reno, Series 2634, Rev., VRDO, BHAC-CR, LIQ: Morgan Stanley Municipal Funding, 0.660%, 03/05/09	42,750
15,000	City of Reno, Capital Improvements, Series A, Rev., VRDO, LOC: Bank of America N.A., 0.600%, 03/02/09	15,000
37,700	City of Reno, Renown Regional Medical Center, Series A, Rev., VRDO, LOC: Union Bank of Canada N.A., 0.600%, 03/02/09	37,700
16,860	Clark County, Series PZ-138, GO, VRDO, AMBAC, LIQ: Wells Fargo Bank N.A., 0.660%, 03/09/09	16,860
	Clark County, Airport, Sub Lien,
41,000	Series C-1, Rev., VRDO, AMT, LOC: Bayerische Landesbank, 0.770%, 03/02/09	41,000
25,550	Series C-3, Rev., VRDO, AMT, LOC: Landesbank Baden-Wuerttemberg, 0.770%, 03/02/09	25,550
6,520	Series D-1, Rev., VRDO, LOC: Landesbank Baden-Wuerttemberg, 0.620%, 03/02/09	6,520
14,350	Series D-3, Rev., VRDO, LOC: Bayerische Landesbank, 0.620%, 03/02/09	14,350
13,100	Director of the State of Nevada Department of Business & Industry, Energy Partners LLC Project, Rev., VRDO, LOC: Sumitomo Mitsui Banking, 0.780%, 03/05/09	13,100
9,835	Eclipse Funding Trust, Solar Eclipse, Series 2007-0015, Rev., VRDO, XLCA, LIQ: U.S. Bank N.A., 0.570%, 03/05/09	9,835
12,830	Eclipse Funding Trust, Solar Eclipse, Hender, Series 2006-0094, GO, VRDO, MBIA, LIQ: U.S. Bank N.A., 0.600%, 03/05/09	12,830
9,810	Nevada Housing Division, Series ROCS-RR-II-R-852, Rev., VRDO, FNMA COLL, LIQ: Citibank N.A., 0.760%, 03/05/09	9,810
	Nevada Housing Division, Multi-Unit Housing,
10,900	Series A, Rev., VRDO, LOC: Wachovia Bank N.A., 0.780%, 03/05/09	10,900
8,750	Series A, Rev., VRDO, FNMA, LIQ: FNMA, 0.780%, 03/05/09	8,750
3,290	Series M, Rev., VRDO, LOC: U.S. Bank N.A., 0.780%, 03/05/09	3,290
9,500	Nevada Housing Division, Multi-Unit Housing, Flamingo Road, Series A, Rev., VRDO, LOC: Exchange Bank, 0.780%, 03/04/09 (e)	9,500
7,800	Nevada Housing Division, Multi-Unit Housing, Fort Apache, Series A , Rev., VRDO, LOC: Exchange Bank, 0.780%, 03/04/09	7,800
3,430	Nevada Housing Division, Multi-Unit Housing, Horizon, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 0.730%, 03/05/09	3,430
4,750	Nevada Housing Division, Multi-Unit Housing, Joshua Villas, Series E, Rev., VRDO, LOC: U.S. Bank N.A., 0.780%, 03/05/09	4,750
5,490	Nevada Housing Division, Multi-Unit Housing, Judith Villas, Series C , Rev., VRDO, LOC: U.S. Bank N.A., 0.780%, 03/05/09	5,490
17,850	Nevada Housing Division, Multi-Unit Housing, Reno Apartments, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 0.730%, 03/05/09	17,850
12,710	Nevada Housing Division, Multi-Unit Housing, Silverado, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 0.730%, 03/05/09	12,710
5,085	Nevada Housing Division, Multi-Unit Housing, Sundance Village, Rev., VRDO, LOC: Citibank N.A., 0.780%, 03/02/09	5,085
11,000	Nevada Housing Division, Vintage at Laughlin Apartments, Rev., VRDO, FNMA, LIQ: FNMA, 0.730%, 03/05/09	11,000
21,000	Nevada Housing Division, Vista Creek Apartments, Rev., VRDO, FNMA, LIQ: FNMA, 0.730%, 03/05/09	21,000
19,295	Wells Fargo Stage Trust, Series 14C, Rev., VRDO, FSA, LIQ: Wells Fargo & Company, 0.690%, 03/05/09 (e)	19,295
		386,155
	New Hampshire — 0.1%
16,935	New Hampshire Housing Finance Authority, Series 1404, Rev., VRDO, 0.780%, 03/09/09	16,935

SEE NOTES TO FINANCIAL STATEMENTS.

44   J.P. MORGAN MONEY MARKET FUNDS        FEBRUARY 28, 2009

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	New Hampshire — Continued
12,845	New Hampshire Housing Finance Authority, Multi-Family Housing, Series 2034, Rev., VRDO, LIQ: Wells Fargo Bank N.A., 0.620%, 03/05/09	12,845
5,200	New Hampshire Housing Finance Authority, Multi-Family Housing, EQR Board Partnership Project, Rev., VRDO, FNMA, LIQ: FNMA, 0.570%, 03/04/09	5,200
1,050	New Hampshire Municipal Bond Bank, Educational Institutions, Pinkerton Academy Project, Series B, Rev., VRDO, LOC: Bank of America N.A., 0.920%, 03/02/09	1,050
		36,030
	New Jersey — 3.9%
575	Austin Trust Various States, Series 2008-1045, Rev., VRDO, LIQ: Bank of America N.A., 0.570%, 03/05/09	575
42,550	Essex County Improvement Authority, ACES, Rev., VRDO, LOC: First Union National Bank, 0.530%, 03/04/09	42,550
	New Jersey EDA,
179,975	Series V-5, Rev., VRDO, LOC: Wachovia Bank N.A., 0.650%, 03/02/09	179,975
79,000	Series X, Rev., VRDO, LOC: Bank of America N.A., 0.400%, 03/02/09	79,000
19,800	New Jersey EDA, EAGLE, Series 2006-0135, Class A, Rev., VRDO, LIQ: Citibank N.A., 0.750%, 03/05/09	19,800
6,000	New Jersey EDA, Kenwood USA Corporate Project, Rev., VRDO, LOC: Bank of New York, 0.750%, 03/02/09	6,000
1,500	New Jersey Health Care Facilities Financing Authority, Meridian Health Systems, Series B, Rev., VRDO, LOC: Bank of America N.A., 0.370%, 03/02/09	1,500
25,885	New Jersey Health Care Facilities Financing Authority, MERLOTS, Series F01, Rev., VRDO, 0.650%, 03/04/09	25,885
1,300	New Jersey Health Care Facilities Financing Authority, St. Peter’s University Hospital, Series B, Rev., VRDO, LOC: Bank of America N.A., 0.550%, 03/02/09	1,300
	New Jersey State Educational Facilities Authority,
12,000	Series 2688, Rev., VRDO, FSA, LIQ: Morgan Stanley Municipal Funding, 0.660%, 03/05/09	12,000
10,170	Series SG-148, Rev., VRDO, LIQ: Societe Generale, 0.640%, 03/05/09	10,170
20,340	New Jersey State Educational Facilities Authority, Caldwell College, Series F, Rev., VRDO, LOC: Wachovia Bank N.A., 0.540%, 03/02/09	20,340
	New Jersey State Housing & Mortgage Finance Agency, Single Family,
15,085	Rev., VRDO, 0.450%, 03/02/09	15,085
30,000	Series V, Rev., VRDO, AMT, 0.420%, 03/02/09	30,000
	New Jersey Transportation Trust Fund Authority,
49,930	Series DCL-040, Rev., VRDO, FSA-CR, LOC: Dexia Credit Local, LIQ: Dexia Credit Local, 3.500%, 03/05/09	49,930
29,770	Series ROCS-RR-II-R-10196Z, Rev., VRDO, AMBAC, LIQ: Citigroup Financial Products, 1.200%, 03/05/09	29,770
	New Jersey Transportation Trust Fund Authority, MERLOTS,
27,295	Series B-03, Rev., VRDO, MBIA, 1.150%, 03/04/09	27,295
29,580	Series B-04, Rev., VRDO, MBIA, 2.150%, 03/04/09	29,580
35,330	Series B-23, Rev., VRDO, AMBAC-TCRS-Bank of New York, 2.150%, 03/04/09	35,330
13,995	Puttable Floating Option Tax-Exempt Receipts, Series PT-4037, COP, VRDO, FSA-CR, FGIC, LIQ: Merrill Lynch Capital Services, 0.900%, 03/09/09	13,995
535,000	State of New Jersey, Series A, Rev., TRAN, 3.000%, 06/25/09	537,089
		1,167,169
	New Mexico — 0.0% (g)
1,000	City of Farmington, Arizona Public Service Co., Series B, Rev., VRDO, LOC: Barclays Bank plc, 0.480%, 03/02/09	1,000
	New York — 9.6%
7,100	Albany Industrial Development Agency, Civic Facilities, St. Rose, Series A, Rev., VRDO, MBIA-RE, LOC: Bank of America N.A., 0.450%, 03/02/09	7,100
15,980	Austin Trust Various States, Series 2008-1092, Rev., VRDO, LIQ: Bank of America N.A., 0.770%, 03/05/09	15,980
	Bank of New York Municipal Certificates Trust,
100,031	Series BNY-4, Rev., VRDO, LOC: Bank of New York, 0.850%, 03/09/09	100,030
4,345	Series BNY-8, Rev., VRDO, 0.850%, 03/05/09	4,345
115,080	City of Rochester, Series I, GO, BAN, 1.500%, 02/25/10	116,007

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2009        J.P. MORGAN MONEY MARKET FUNDS   45

JPMorgan Tax Free Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2009 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	New York — Continued
24,295	Eclipse Funding Trust, Solar Eclipse, Long Island, Series 2006-0119, Rev., VRDO, MBIA-IBC, LIQ: U.S. Bank N.A., 0.580%, 03/05/09	24,295
	Eclipse Funding Trust, Solar Eclipse, Metropolitan,
14,210	Series 2005-0002, Rev., VRDO, AMBAC, LIQ: U.S. Bank N.A., 0.580%, 03/05/09	14,210
10,605	Series 2006-0028, Rev., VRDO, AMBAC, LIQ: U.S. Bank N.A., 0.580%, 03/02/09	10,605
	Eclipse Funding Trust, Solar Eclipse, New York,
20,600	Series 2005-0005 , Rev., VRDO, FSA-CR, AMBAC, LIQ: U.S. Bank N.A., 0.500%, 03/02/09	20,600
11,500	Series 2006-0029, Rev., VRDO, AMBAC, LOC: U.S. Bank N.A., LIQ: U.S. Bank N.A., 0.580%, 03/05/09	11,500
11,410	Series 2006-0112, Rev., VRDO, FSA-CR, LIQ: U.S. Bank N.A., 0.580%, 03/05/09 (e)	11,410
21,030	Series 2006-0159, Rev., VRDO, FGIC, LIQ: U.S. Bank N.A., 0.580%, 03/05/09	21,030
201,500	Hudson Yards Infrastructure Corp. EAGLE, Series 2007-0030, Class A, Rev., VRDO, FSA-CR, FGIC, LIQ: Citibank N.A., 0.750%, 03/05/09	201,500
39,300	Long Island Power Authority, EAGLE, Series 2006-0051, Class A, Rev., VRDO, BHAC, LIQ: Helaba, 0.740%, 03/05/09	39,300
10,600	Long Island Power Authority, Electric Systems, Series 2, Subseries 2B, Rev., VRDO, LOC: Bayerische Landesbank, 0.520%, 03/02/09	10,600
	Metropolitan Transportation Authority,
144,120	Series B, Rev., VRDO, FSA, 2.000%, 03/02/09	144,120
10,660	Series G, Rev., VRDO, LOC: BNP Paribas, 0.350%, 03/02/09	10,660
23,360	Series R-12094, Rev., VRDO, BHAC, FSA-CR, AMBAC, LIQ: Citigroup Financial Products, 1.040%, 03/05/09	23,360
19,225	Series ROCS-RR-II-R-10266, Rev., VRDO, BHAC-CR, MBIA, LIQ: Citigroup Financial Products, 1.040%, 03/05/09	19,225
11,385	Series ROCS-RR-II-R-12051, Rev., VRDO, BHAC, MBIA, LIQ: Citigroup Financial Products, 1.040%, 03/05/09	11,385
25,000	Subseries B-3, Rev., VRDO, LOC: Lloyds TSB Bank plc, 0.350%, 03/02/09	25,000
40,000	Subseries D-1, Rev., VRDO, LOC: Landesbank Hessen-Thuringen, 0.550%, 03/02/09	40,000
23,300	Subseries D-2, Rev., VRDO, LOC: Landesbank Hessen-Thuringen, 0.400%, 03/02/09	23,300
4,300	Subseries G-2, Rev., VRDO, LOC: BNP Paribas, 0.400%, 03/02/09	4,300
	Metropolitan Transportation Authority, EAGLE,
19,800	Series 2005-3019, Class A, Rev., VRDO, BHAC-CR, MBIA, LIQ: Helaba, 0.730%, 03/05/09	19,800
10,000	Series 2006-0115, Class A, Rev., VRDO, BHAC-CR, MBIA, LIQ: Citibank N.A., 0.730%, 03/05/09	10,000
25,435	Nassau County IDA, Amsterdam at Harborside, Series C, Rev., VRDO, LOC: Lasalle Bank N.A., 0.500%, 03/04/09	25,435
43,590	Nassau County Interim Finance Authority, Sales Tax Secured, Series A, Rev., VRDO, FSA, 2.750%, 03/04/09	43,590
	New York City,
900	Series B2, Subseries B-5, GO, VRDO, MBIA, 0.400%, 03/02/09	900
10,750	Series E, Sub Series E-3, GO, VRDO, LOC: Bank of America N.A., 0.530%, 03/05/09	10,750
30,000	Series E, Sub Series E-4, GO, VRDO, LOC: Bank of America N.A., 0.500%, 03/05/09	30,000
10,050	Series E, Subseries E-2, GO, VRDO, LOC: Bank of America N.A., 0.450%, 03/02/09	10,050
11,500	Series F-4, GO, VRDO, LOC: Landesbank Hessen-Thuringen, 0.560%, 03/02/09	11,500
22,700	Series I, Subseries I-6, GO, VRDO, LOC: California State Teachers Retirement, 0.400%, 03/02/09	22,700
42,400	Sub Series J-7, GO, VRDO, LOC: Landesbank Baden-Wuerttemberg, 0.500%, 03/02/09	42,400
30,300	Subseries A-2, GO, VRDO, LOC: Bank of America N.A., 0.620%, 03/02/09	30,300
4,050	Subseries A-3, GO, VRDO, LOC: BNP Paribas, 0.510%, 03/02/09	4,050
100	Subseries A-4, GO, VRDO, LOC: Bayerische Landesbank, 0.550%, 03/02/09	100
11,000	Subseries A-4, GO, VRDO, LOC: Bank of Nova Scotia, 0.550%, 03/02/09	11,000
4,585	Subseries A-5, GO, VRDO, LOC: KBC Bank N.V., 0.480%, 03/02/09	4,585
5,100	Subseries A-6, GO, VRDO, LOC: Helaba, 0.400%, 03/04/09	5,100
4,500	Subseries A-6, GO, VRDO, LOC: Landesbank Baden-Wuerttemberg, 0.520%, 03/02/09	4,500
15,750	Subseries C-2, GO, VRDO, LOC: Bayerische Landesbank, 0.510%, 03/04/09	15,750
8,200	Subseries C-3, GO, VRDO, LOC: BNP Paribas, 0.400%, 03/04/09	8,200
12,050	Subseries C-4, GO, VRDO, LOC: BNP Paribas, 0.480%, 03/04/09	12,050

SEE NOTES TO FINANCIAL STATEMENTS.

46   J.P. MORGAN MONEY MARKET FUNDS        FEBRUARY 28, 2009

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	New York — Continued
7,200	Subseries C-5, GO, VRDO, LOC: Bank of New York, 0.480%, 03/04/09	7,200
9,400	Subseries G-2, GO, VRDO, LOC: Bank of Nova Scotia, 0.550%, 03/04/09	9,400
18,300	Subseries H-2, GO, VRDO, LOC: Bank of New York, 0.480%, 03/04/09	18,300
3,515	Subseries H-2, GO, VRDO, LOC: Bank of Nova Scotia, 0.550%, 03/04/09	3,515
20,900	Subseries H-3, GO, VRDO, LOC: Bank of New York, 0.400%, 03/04/09	20,900
1,415	Subseries H-7, GO, VRDO, LOC: KBC Bank N.V., 0.450%, 03/02/09	1,415
27,700	Subseries J-8, GO, VRDO, LOC: Landesbank Baden-Wuerttemberg, 0.400%, 03/02/09	27,700
11,110	Subseries J-10, GO, VRDO, 0.400%, 03/02/09	11,110
3,750	Subseries J-11, GO, VRDO, 0.500%, 03/02/09	3,750
5,100	Subseries L-3, GO, VRDO, 0.450%, 03/02/09	5,100
22,400	New York City Capital Resources Corp., Loan Enhanced Assistance, Series B, Rev., VRDO, LOC: Bank of America N.A., 0.530%, 03/05/09	22,400
35,000	New York City Housing Development Corp., 20 Exchange Place, Series A-20, Rev., VRDO, LOC: Landesbank Hessen-Thuringen, 0.600%, 03/02/09	35,000
17,810	New York City Housing Development Corp., 500 East 165th Street Apartments, Series A, Rev., VRDO, LOC: Bank of America N.A., 0.650%, 03/02/09	17,810
10,300	New York City Housing Development Corp., 90 West Street, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 0.480%, 03/02/09	10,300
7,665	New York City Housing Development Corp., East 165th Street, Series A, Rev., VRDO, LOC: Citibank N.A., 0.800%, 03/02/09	7,665
8,100	New York City Housing Development Corp., Intervale Gardens Apartments, Series A, Rev., VRDO, LOC: Citibank N.A., 0.850%, 03/02/09	8,100
10,800	New York City Housing Development Corp., La Casa De Sol , Series VA, Rev., VRDO, LOC: Citibank N.A., 0.670%, 03/02/09	10,800
4,300	New York City Housing Development Corp., Monterey, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 0.400%, 03/04/09	4,300
1,575	New York City Housing Development Corp., Multi-Family Housing, 1405 Fifth Avenue Apartments, Series A, Rev., VRDO, LOC: Citibank N.A., 0.800%, 03/02/09	1,575
2,700	New York City Housing Development Corp., Multi-Family Housing, 55 Pierrepont Development, Series A, Rev., VRDO, LOC: Allied Irish Bank plc, 0.500%, 03/02/09	2,700
33,600	New York City Housing Development Corp., Multi-Family Housing, 90 Washington Street, Series A, Rev., VRDO, FNMA, 0.450%, 03/09/09	33,600
3,070	New York City Housing Development Corp., Multi-Family Housing, Columbus Apartments, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 0.400%, 03/02/09	3,070
3,320	New York City Housing Development Corp., Multi-Family Housing, Parkview Apartments, Series A, Rev., VRDO, LOC: Citibank N.A., 0.660%, 03/02/09	3,320
10,000	New York City Housing Development Corp., Multi-Family Housing, Royal Properties, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 0.400%, 03/04/09	10,000
10,315	New York City Housing Development Corp., Multi-Family Housing, Thessalonica Court, Series A, Rev., VRDO, LOC: Citibank N.A., 0.670%, 03/02/09	10,315
12,930	New York City Housing Development Corp., Multi-Family Housing, West 89th Street Development, Series A, Rev., VRDO, LOC: FNMA, 0.580%, 03/04/09	12,930
15,000	New York City Housing Development Corp., One Columbus Place Development, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 0.550%, 03/04/09	15,000
40,000	New York City Housing Development Corp., West End Towers, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 0.550%, 03/04/09	40,000
42,850	New York City Industrial Development Agency, Liberty, 1 Bryant Park LLC, Series B, Rev., VRDO, LOC: Bank of America N.A., 0.500%, 03/02/09	42,850
400	New York City Industrial Development Agency, Municipal Securities Trust Receipts, Series SGA-110, Rev., VRDO, LIQ: Societe Generale, 0.680%, 03/04/09	400
	New York City Municipal Water Finance Authority,
17,325	Series ROCS-RR-II-R-10289, Rev., VRDO, LIQ: Citigroup Financial Products, 0.980%, 03/05/09	17,325
15,600	Subseries B-3, Rev., VRDO, 0.450%, 03/02/09	15,600
	New York City Municipal Water Finance Authority, 2nd Generation Resolution,
58,700	Series BB-1, Rev., VRDO, 0.480%, 03/02/09	58,700

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2009        J.P. MORGAN MONEY MARKET FUNDS   47

JPMorgan Tax Free Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2009 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	New York — Continued
36,235	Series BB-2, Rev., VRDO, 0.400%, 03/02/09	36,235
14,900	Series CC-1, Rev., VRDO, 0.450%, 03/02/09	14,900
25,175	New York City Municipal Water Finance Authority, EAGLE, Series 2008-0023, Class A, Rev., VRDO, LIQ: Citigroup Financial Products, 1.030%, 03/05/09	25,175
7,280	New York City Transitional Finance Authority, Subseries 2-D, Rev., VRDO, LIQ: Lloyds TSB Bank plc, 0.350%, 03/04/09	7,280
	New York City Transitional Finance Authority, EAGLE,
41,380	Series 2006-0149, Class A, Rev., VRDO, FSA, LIQ: Citibank N.A., 1.060%, 03/05/09	41,380
20,000	Series 2007-0004, Class A, Rev., VRDO, FSA-CR, FGIC, LIQ: Citibank N.A., 1.060%, 03/05/09	20,000
54,450	Series 2007-0029, Class A, Rev., VRDO, FSA-CR, FGIC, LIQ: Landesbank Hessen-Thuringen, 1.050%, 03/05/09	54,450
	New York City Transitional Finance Authority, Future Tax Secured,
100	Series B, Rev., VRDO, 0.550%, 03/02/09	100
28,820	Series C, Rev., VRDO, 0.400%, 03/02/09	28,820
9,660	Subseries C-4, Rev., VRDO, 0.450%, 03/02/09	9,660
	New York City Transitional Finance Authority, New York City Recovery,
3,960	Series 1, Sub Series 1A, Rev., VRDO, LIQ: Landesbank Hessen-Thuringen, 0.530%, 03/04/09	3,960
6,490	Series 3, Subseries 3-H, Rev., VRDO, 0.400%, 03/02/09	6,490
6,190	New York City Trust for Cultural Resources, American Museum, Series A1, Rev., VRDO, 0.400%, 03/02/09	6,190
1,100	New York City Trust for Cultural Resources, Municipal Securities Trust Receipts, Series SGA-91, Rev., VRDO, AMBAC, LIQ: Societe Generale, 0.700%, 03/02/09 (e)	1,100
16,850	New York City, EAGLE, Series 2008-0012, Class A, GO, VRDO, MBIA, LIQ: Citigroup Financial Products, 1.230%, 03/02/09	16,850
	New York Local Government Assistance Corp.,
3,400	Series B, Rev., VRDO, LOC: Bank of Nova Scotia, 0.300%, 03/04/09	3,400
23,929	Series C, Rev., VRDO, LOC: Landesbank Hessen-Thuringen, 0.300%, 03/04/09	23,929
15,800	Series F, Rev., VRDO, LOC: Societe Generale, 0.750%, 03/04/09	15,800
7,400	Series G, Rev., VRDO, LOC: Bank of Nova Scotia, 0.470%, 03/04/09	7,400
10,300	New York Local Government Assistance Corp., Floating Rate Receipts, Series SG-100, Rev., VRDO, MBIA-IBC, 0.760%, 03/09/09	10,300
	New York State Dormitory Authority,
30,560	Series 2007-0003, Class A, Rev., VRDO, LIQ: Citibank N.A., 0.660%, 03/05/09	30,560
6,800	Series ROCS-RR-II-R-1122, Rev., VRDO, LIQ: Citigroup Financial Products, 0.980%, 03/05/09 (e)	6,800
17,900	New York State Dormitory Authority, Fordham University, Series A-2, Rev., VRDO, LOC: Allied Irish Bank plc, 0.550%, 03/02/09	17,900
	New York State Dormitory Authority, Mental Health Services,
74,875	Subseries D-2B, Rev., VRDO, FSA, 2.750%, 03/05/09	74,875
12,400	Subseries D-2E, Rev., VRDO, 0.530%, 03/05/09	12,400
6,500	Subseries D-2H, Rev., VRDO, 0.530%, 03/05/09	6,500
10,490	New York State Dormitory Authority, Royal, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 0.400%, 03/04/09	10,490
6,000	New York State Energy Research & Development Authority, Con Edison Co., Subseries C-1, Rev., VRDO, LOC: Citibank N.A., 0.670%, 03/02/09	6,000
21,365	New York State Environmental Facilities Corp., MERLOTS, Series B-20, Rev., VRDO, 0.650%, 03/04/09	21,365
	New York State Housing Finance Agency,
45,300	Series A, Rev., VRDO, FNMA, LIQ: FNMA, 0.550%, 03/02/09	45,300
1,800	Series A, Rev., VRDO, FNMA, LIQ: FNMA, 0.580%, 03/02/09	1,800
47,755	New York State Housing Finance Agency, 10 Barclay Street, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 0.480%, 03/02/09	47,755
17,035	New York State Housing Finance Agency, 10 Liberty, Series A, Rev., VRDO, FHLMC, LIQ: FHLMC, 0.400%, 03/02/09	17,035
8,000	New York State Housing Finance Agency, 101 West End, Rev., VRDO, FNMA, LIQ: FNMA, 0.670%, 03/02/09	8,000
12,500	New York State Housing Finance Agency, 125 West 31st Street, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 0.580%, 03/04/09	12,500
4,100	New York State Housing Finance Agency, 150 East 44th Street, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 0.670%, 03/02/09	4,100

SEE NOTES TO FINANCIAL STATEMENTS.

48   J.P. MORGAN MONEY MARKET FUNDS        FEBRUARY 28, 2009

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	New York — Continued
20,900	New York State Housing Finance Agency, 188 Ludlow Street Housing, Series A, Rev., VRDO, LOC: Landesbank Hessen-Thuringen, 0.800%, 03/02/09	20,900
4,200	New York State Housing Finance Agency, 240 East 39th Street Housing, Rev., VRDO, 0.550%, 03/02/09	4,200
17,600	New York State Housing Finance Agency, 250 West 93rd Street, Series 2005-A, Rev., VRDO, LOC: Landesbank Hessen-Thuringen, 0.670%, 03/02/09	17,600
7,200	New York State Housing Finance Agency, 345 East 94th Street Housing, Series A, Rev., VRDO, FHLMC, LIQ: FHLMC, 0.670%, 03/04/09	7,200
3,200	New York State Housing Finance Agency, 360 West 43rd Street, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 0.580%, 03/02/09	3,200
9,600	New York State Housing Finance Agency, 455 West 37th Street Housing, Series A, Rev., VRDO, LOC: Landesbank Hessen-Thuringen, 0.650%, 03/02/09	9,600
100	New York State Housing Finance Agency, 88 Leonard Street Housing, Series A, Rev., VRDO, LOC: Landesbank Hessen-Thuringen, 0.600%, 03/02/09	100
53,700	New York State Housing Finance Agency, 900 Eighth Ave., Series A, Rev., VRDO, FNMA, LIQ: FNMA, 0.750%, 03/09/09	53,700
5,900	New York State Housing Finance Agency, Bennington Hills Housing, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 0.580%, 03/02/09	5,900
9,250	New York State Housing Finance Agency, Chelsea Arms Housing, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 0.580%, 03/02/09	9,250
45,900	New York State Housing Finance Agency, Helena Housing, Rev., VRDO, FNMA, LIQ: FNMA, 0.700%, 03/02/09	45,900
7,400	New York State Housing Finance Agency, Housing East 84th Street, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 0.550%, 03/02/09	7,400
47,050	New York State Housing Finance Agency, North End, Rev., VRDO , FNMA, LIQ: FNMA, 0.430%, 03/02/09	47,050
23,065	New York State Housing Finance Agency, Parkledge Apartments, Series A, Rev., VRDO, FHLMC, LIQ: FHLMC, 0.400%, 03/02/09	23,065
23,300	New York State Housing Finance Agency, Prospect Plaza Apartments, Series A, Rev., VRDO, LOC: Citibank N.A., 0.660%, 03/02/09	23,300
6,680	New York State Housing Finance Agency, Talleyrand Crescent, Rev., VRDO, FNMA, LOC: FNMA, 0.640%, 03/02/09	6,680
11,300	New York State Housing Finance Agency, Theater Row, Series A, Rev., VRDO, FHLMC, LIQ: FHLMC, 0.580%, 03/02/09	11,300
13,250	New York State Housing Finance Agency, Union Square South Housing, Rev., VRDO, FNMA, LIQ: FNMA, 0.550%, 03/02/09	13,250
	New York State Housing Finance Agency, Victory Housing,
15,005	Series 2000-A, Rev., VRDO, FHLMC, LIQ: FHLMC, 0.630%, 03/04/09	15,005
10,000	Series 2002-A, Rev., VRDO, FHLMC, LIQ: FHLMC, 0.580%, 03/02/09	10,000
7,700	New York State Housing Finance Agency, West 33rd Street Housing, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 0.550%, 03/02/09	7,700
2,500	New York State Housing Finance Agency, West 38 Street, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 0.670%, 03/04/09	2,500
100	New York State Housing Finance Agency, Weyant Green Apartments, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 0.580%, 03/02/09	100
	New York State Housing Finance Agency, Worth Street,
5,500	Series A, Rev., VRDO, FNMA, LIQ: FNMA, 0.580%, 03/02/09	5,500
35,980	New York State Thruway Authority, Series ROCS-RR-II-R-12114, Rev., VRDO, FSA, LIQ; Citigroup Financial Products, 0.600%, 03/03/09	35,980
15,200	New York State Urban Development Corp., Series ROCS-RR-II-R-10011CE, COP, VRDO, LIQ: Citigroup Financial Products, 1.260%, 03/05/09	15,200
	Suffolk County,
50,000	GO, TAN, 1.500%, 08/13/09	50,169
25,000	Series I, GO, TAN, 2.000%, 08/13/09	25,136
	Triborough Bridge & Tunnel Authority,
505	Series A, Rev., VRDO, 1.750%, 03/02/09	505
1,045	Subseries B-3, Rev., VRDO, 0.620%, 03/02/09	1,045
10,000	Troy IDA, Rensselaer Polytechnic, Series A, Rev., VRDO, LOC: Bank of America N.A., 0.350%, 03/05/09	10,000
		2,870,006

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2009        J.P. MORGAN MONEY MARKET FUNDS   49

JPMorgan Tax Free Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2009 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	North Carolina — 3.7%
27,635	Buncombe County Metropolitan Sewerage District, Series A, Rev., VRDO, 0.650%, 03/05/09	27,635
	Charlotte-Mecklenburg, Hospital Authority,
9,725	Class B, Rev., VRDO, 0.550%, 03/02/09	9,725
87,750	Series B, Rev., VRDO, 0.650%, 03/02/09	87,750
11,600	Series C, Rev., VRDO, 0.550%, 03/02/09	11,600
50,000	Series C, Rev., VRDO, 0.650%, 03/02/09	50,000
50,365	Series L, Rev., VRDO, 0.600%, 03/02/09	50,365
29,380	City of Cary, Public Improvement, GO, VRDO, 0.570%, 03/02/09	29,380
31,150	City of Charlotte, Douglas International Airport, Series B, Rev., VRDO, LOC: Bank of America N.A., 0.649%, 03/04/09	31,150
4,590	City of Charlotte, Governmental Facilities, Series F, COP, VRDO, 0.650%, 03/05/09	4,590
1,200	City of Durham, Water & Sewer Utility Systems, Rev., VRDO, 0.550%, 03/04/09	1,200
	City of Greensboro, Enterprise Systems,
22,690	Series B, Rev., VRDO, 0.650%, 03/04/09	22,690
69,100	City of Raleigh, Series A, Rev., VRDO, 0.580%, 03/02/09	69,100
5,000	Mecklenburg County, Series C, GO, VRDO, LIQ: Bank of America N.A., 0.650%, 03/04/09	5,000
18,900	North Carolina Capital Facilities Finance Agency, Capital Facilities, Durham Academy, Rev., VRDO, LOC: Wachovia Bank N.A., 0.590%, 03/02/09	18,900
21,230	North Carolina Capital Facilities Finance Agency, Catawba College, Rev., VRDO, LOC: Wachovia Bank N.A., 0.580%, 03/02/09	21,230
7,785	North Carolina Capital Facilities Finance Agency, Goodwill Community Foundation Project, Rev., VRDO, LOC: Bank of America N.A., 0.650%, 03/02/09	7,785
18,795	North Carolina Capital Facilities Finance Agency, NCCU Real Estate, Series A, Rev., VRDO, LOC: Wachovia Bank N.A., 0.590%, 03/02/09	18,795
10,000	North Carolina Capital Facilities Finance Agency, Republic Services Inc. Project, Rev., VRDO, LOC: Suntrust Bank, 0.870%, 03/02/09	10,000
10,255	North Carolina Capital Facilities Finance Agency, Wolfpack Towers Project, Series A, Rev., VRDO, LOC: Bank of America N.A., 0.610%, 03/02/09	10,255
17,145	North Carolina Capital Facilities Finance Agency, YMCA of Greater Charlotte Project, Series A, Rev., VRDO, LOC: Wachovia Bank N.A., 0.590%, 03/02/09	17,145
7,060	North Carolina Educational Facilities Finance Agency, Elon College, Rev., VRDO, LOC: Bank of America N.A., 0.650%, 03/04/09	7,060
4,585	North Carolina Housing Finance Agency, Appalachian Student Housing, Series A, Rev., VRDO, LOC: Wachovia Bank N.A., 0.680%, 03/02/09	4,585
	North Carolina Housing Finance Agency, Home Ownership,
11,875	Series 16-C, Rev., VRDO, AMT, LIQ: Bank of America N.A., 0.650%, 03/02/09	11,875
2,500	Series TR-18C, Rev., VRDO, LIQ: Bank of America N.A., 0.650%, 03/02/09	2,500
94,250	North Carolina Medical Care Commission, Baptist Hospitals Project, Rev., VRDO, 0.500%, 03/09/09	94,250
25,025	North Carolina Medical Care Commission, Cleveland County Health, Rev., VRDO, LOC: Bank of America N.A., 0.600%, 03/02/09	25,025
30,650	North Carolina Medical Care Commission, Duke University Health System, Series C, Rev., VRDO, 0.620%, 03/02/09	30,650
49,500	North Carolina Medical Care Commission, FirstHealth Carolinas Project , Rev., VRDO, 0.580%, 03/04/09	49,500
19,200	North Carolina Medical Care Commission, Health Care Facilities, EAGLE, Series 2007-0062, Class A, Rev., VRDO, BHAC-CR, MBIA-IBC, LIQ: Landesbank Hessen-Thuringen, 0.750%, 03/05/09	19,200
45,205	North Carolina Medical Care Commission, Hugh Chatham Memorial Hospital Project, Rev., VRDO, LOC: Wachovia Bank N.A., 0.580%, 03/02/09	45,205
2,000	North Carolina Medical Care Commission, Lincoln Health System Project, Series A, Rev., VRDO, LOC: Bank of America N.A., 0.670%, 03/02/09	2,000
42,300	North Carolina Medical Care Commission, Moses Cone Health System, Series A, Rev., VRDO, 0.500%, 03/02/09	42,300
30,000	North Carolina Medical Care Commission, North Carolina Baptist Hospital, Series A, Rev., VRDO, 0.700%, 03/02/09	30,000
5,100	North Carolina Medical Care Commission, Wake Forest University, Series C, Rev., VRDO, LOC: Bank of America N.A., 0.650%, 03/02/09	5,100

SEE NOTES TO FINANCIAL STATEMENTS.

50   J.P. MORGAN MONEY MARKET FUNDS        FEBRUARY 28, 2009

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
35,000	North Carolina State Education Assistance Authority, Student Loan, Series A-1, Rev., VRDO, GTD STD LNS, LOC: Royal Bank of Canada, 0.700%, 03/02/09	35,000
14,700	North Carolina State University at Raleigh, Series B, Rev., VRDO, 0.530%, 03/04/09	14,700
80,000	Raleigh Durham Airport Authority, Series B, Rev., VRDO, LOC: Wachovia Bank N.A., 0.680%, 03/02/09	80,000
	State of North Carolina, Public Improvement,
1,180	Series A, GO, 5.250%, 03/01/10	1,234
5,560	Series D, GO, VRDO, 0.650%, 03/02/09	5,560
18,185	University of North Carolina, Series C, Rev., VRDO, 0.350%, 03/04/09	18,185
	University of North Carolina at Chapel Hill, University Hospital,
6,490	Series A, Rev., VRDO, 0.400%, 03/05/09	6,490
29,705	Series A, Rev., VRDO, 0.500%, 03/02/09	29,705
28,230	Series A, Rev., VRDO, 0.650%, 03/05/09	28,230
11,540	Series B, Rev., VRDO, 0.600%, 03/02/09	11,540
		1,104,189
	North Dakota — 0.1%
	North Dakota State Housing Finance Agency,
2,680	Series ROCS-II-R-140, Rev., VRDO, LIQ: Citibank N.A., 0.760%, 03/05/09	2,680
17,510	Series ROCS-RR-II-R-13073, Rev., VRDO, LIQ: Citigroup Financial Products, 1.070%, 03/05/09	17,510
	North Dakota State Housing Finance Agency, Home Mortgage,
9,490	Series A, Rev., VRDO, 0.760%, 03/04/09	9,490
9,205	Series B, Rev., VRDO, 0.760%, 03/04/09	9,205
2,215	Series C, Rev., VRDO, 0.760%, 03/04/09	2,215
		41,100
	Ohio — 3.1%
18,600	Allen County, Catholic Healthcare, Series A, Rev., VRDO, LOC: Bank of America N.A., 0.550%, 03/02/09	18,600
14,850	City of Cleveland, EAGLE, Series 2007-0085, Class A, Rev., VRDO, MBIA, LIQ: Citibank N.A., 0.850%, 03/05/09	14,850
1,375	County of Cuyahoga, Health Care Facilities, Franciscan Communities, Series E, Rev., VRDO, LOC: Lasalle Bank N.A., 0.570%, 03/02/09	1,375
	County of Hamilton,
99,220	Rev., VRDO, FSA, BHAC, 0.630%, 03/09/09	99,220
33,330	Series 2706, Rev., VRDO, AMBAC, LIQ: Morgan Stanley Municipal Funding, 0.970%, 03/05/09	33,330
11,455	Eclipse Funding Trust, Solar Eclipse, Chilli, Series 2007-0013, GO, VRDO, FGIC, LIQ: U.S. Bank N.A., 0.600%, 03/05/09	11,455
11,945	Eclipse Funding Trust, Solar Eclipse, Hamilton, Series 2006-0158, Rev., VRDO, MBIA, LIQ: U.S. Bank N.A., 0.600%, 03/05/09	11,945
5,000	Franklin County, Holy Cross Health Systems, Rev., VRDO, 0.500%, 03/02/09	5,000
66,800	Franklin County, Ohio Health, Class A, Rev., VRDO, 0.700%, 03/02/09	66,800
	Geauga County, South Franklin, Circle Project,
40,100	Series A, Rev., VRDO, LOC: Keybank N.A., 0.800%, 03/02/09	40,100
33,000	Series B, Rev., VRDO, LOC: Keybank N.A., 0.800%, 03/02/09	33,000
29,395	Lancaster Port Authority, Ohio Gas, Rev., VRDO, 0.570%, 03/02/09	29,395
	Montgomery County, Catholic Health,
9,675	Series B-1, Rev., VRDO, 0.300%, 03/02/09	9,675
18,450	Series B-2, Rev., VRDO, 0.450%, 03/02/09	18,450
	Ohio Air Quality Development Authority, PCR, First Energy,
26,095	Series A, Rev., VRDO, LOC: Barclays Bank plc, 0.600%, 03/02/09	26,095
6,750	Series B, Rev., VRDO, LOC: Bank of America N.A., 0.550%, 03/03/09	6,750
9,280	Ohio Housing Finance Agency, Series 1422-R, Rev., VRDO, GNMA/FNMA, LIQ: Merrill Lynch Capital Services, 0.780%, 03/09/09	9,280
	Ohio Housing Finance Agency, Residential Mortgage Backed,
26,600	Series B, Rev., VRDO, AMT, 0.750%, 03/02/09	26,600
22,625	Series F, Rev., VRDO, AMT, GNMA/FNMA, 0.800%, 03/02/09	22,625
34,375	Ohio St Higher Educational Facility Commission, University Hospitals Health Systems, Class A, Rev., VRDO, LOC: Allied Irish Bank plc, 0.700%, 03/02/09	34,375
30,400	Ohio State University, Rev., VRDO, 0.350%, 03/09/09	30,400
3,377	Ohio State Water Development Authority, Series 1118, Rev., VRDO, LIQ: Rabobank Nederland, 0.660%, 03/05/09 (e)	3,377

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2009        J.P. MORGAN MONEY MARKET FUNDS   51

JPMorgan Tax Free Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2009 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	Ohio — Continued
10,200	Ohio State Water Development Authority, Multimodal, Water Development Timken, Rev., VRDO, LOC: Northern Trust Company, 0.600%, 03/04/09	10,200
600	Ohio State Water Development Authority, Pollution Control, First Energy Gen Corp. Project, Series A, Rev., VRDO, LOC: Barclays Bank plc, 0.550%, 03/02/09	600
	Ohio State Water Development Authority, Pollution Control, First Energy Nuclear Project,
23,350	Series A, Rev., VRDO, AMT, LOC: Bank of Nova Scotia, 0.700%, 03/04/09	23,350
31,500	Series C, Rev., VRDO, LOC: Wachovia Bank N.A., 0.680%, 03/02/09	31,500
35,355	Ohio State Water Development Authority, Pollution Control, First Energy Project, Series A, Rev., VRDO, AMT, LOC: Barclays Bank plc, 0.600%, 03/05/09	35,355
172,890	Puttable Floating Option Tax-Exempt Receipts, Rev., VRDO, LIQ: Merrill Lynch Capital Services, 1.650%, 03/09/09	172,890
7,755	State of Ohio, Series ROCS-RR-II-R-208, GO, VRDO, FSA, LIQ: Citibank N.A., 1.060%, 03/05/09	7,755
28,020	State of Ohio, Higher Educational Facilities Commission, Series ROCS-RR-II-R-12113, Rev., VRDO, AMBAC, LIQ: Citigroup Financial Products, 1.870%, 03/05/09	28,020
3,500	State of Ohio, Higher Educational Facility Commission, Case Western Reserve, Series B-2, Rev., VRDO, LOC: Bank of America N.A., 0.550%, 03/02/09	3,500
1,430	State of Ohio, Solid Waste, BP Exploration & Oil Project, Rev., VRDO, 0.500%, 03/02/09	1,430
1,800	State of Ohio, Solid Waste, BP Products North America, Rev., VRDO, 0.500%, 03/02/09	1,800
69,740	University of Cincinnati, General Receipts, Series F, Rev., VRDO, LOC: Bayerische Landesbank, 0.600%, 03/05/09	69,740
		938,837
	Oklahoma — 0.3%
	Oklahoma State Capital Improvement Authority, Higher Education,
30,000	Series D1, Rev., VRDO, 0.600%, 03/02/09	30,000
15,000	Series D3, Rev., VRDO, 0.600%, 03/02/09	15,000
30,000	Series D4, Rev., VRDO, 0.600%, 03/02/09	30,000
10,490	Tulsa County Home Finance Authority, Multi-Family Housing, Waterford Apartments, Rev., VRDO, FNMA, LIQ: FNMA, 0.650%, 03/05/09	10,490
14,665	University Hospital, Series A, Rev., VRDO, LOC: Bank of America N.A., 0.650%, 03/02/09	14,665
		100,155
	Oregon — 0.5%
13,700	Clackamas County Hospital Facility Authority, Legacy Health Systems, Series B, Rev., VRDO, LOC: U.S. Bank N.A., 0.550%, 03/02/09	13,700
7,295	Oregon State Housing & Community Services Department, Department of Housing and Development, Covenant Retirement, Series A, Rev., VRDO, LOC: U.S. Bank N.A., 0.730%, 03/09/09	7,295
35,000	Oregon State Housing & Community Services Department, Single Family Mortgage Program, Series F, Rev., VRDO, AMT, 0.650%, 03/05/09	35,000
22,400	Port of Portland, Portland Bulk Terminal, Rev., VRDO, LOC: Canadian Imperial Bank, 0.800%, 03/02/09	22,400
7,800	Portland Housing Authority, Housing Authority Multi-Family, Civic Apartments Redevelopment, Rev., VRDO, AMT, FHLMC, 0.680%, 03/02/09	7,800
10,750	Salem Hospital Facility Authority, Salem Hospital Project, Series C, Rev., VRDO, LOC: Allied Irish Bank plc, 0.800%, 03/02/09	10,750
	State of Oregon,
23,700	Series 73-F, GO, VRDO, 0.350%, 03/09/09	23,700
28,500	Series A, GO, TAN, 3.000%, 06/30/09	28,592
		149,237
	Other Territories — 3.6%
7,500	Austin Trust Various States, Series 2008-1091, Rev., VRDO, FSA, LIQ: Bank of America N.A., 1.020%, 03/05/09	7,500
	Deutsche Bank Spears/Lifers Trust Various States,
10,000	Series DB-292, Rev., VRDO, LIQ: Deutsche Bank A.G., 0.650%, 03/09/09	10,000
8,445	Series DB-295, Rev., VRDO, MBIA, LIQ: Deutsche Bank A.G., 0.750%, 03/09/09	8,445
12,825	Series DB-327, Rev., VRDO, AMBAC, LIQ: Deutsche Bank A.G., 0.650%, 03/09/09	12,825
65,395	Series DB-331 , Rev., VRDO, MBIA, LIQ: Deutsche Bank A.G., 0.650%, 03/09/09	65,395
11,945	Series DB-332, GO, VRDO, LIQ: Deutsche Bank A.G., 0.650%, 03/09/09	11,945
21,230	Series DB-344, Rev., VRDO, MBIA, AMBAC, LIQ: Deutsche Bank A.G., 0.630%, 03/09/09	21,230

SEE NOTES TO FINANCIAL STATEMENTS.

52   J.P. MORGAN MONEY MARKET FUNDS        FEBRUARY 28, 2009

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	Other Territories — Continued
55,510	Series DB-638, Rev., VRDO, LIQ: Deutsche Bank A.G., 0.650%, 03/05/09	55,510
	Federal Home Loan Mortgage Corp.,
19,436	Series M019, Class A, Rev., VRDO, FHLMC, 0.720%, 03/05/09	19,436
27,841	Series M020, Class A, Rev., VRDO, FHLMC, 0.720%, 03/05/09	27,841
36,574	Federal Home Loan Mortgage Corp., Multi-Family Housing, Series M017, Class A, Rev., VRDO, FHLMC, 0.670%, 03/05/09	36,574
18,100	Macon Trust Various States, Series 2007-324, Rev., VRDO, FSA-CR, LIQ: Bank of America N.A., 3.670%, 03/05/09	18,100
	Puttable Floating Option Tax-Exempt Receipts,
18,495	Series MT-389, Rev., VRDO, MBIA, LIQ: Merrill Lynch International Bank Ltd., 0.630%, 03/09/09	18,495
38,620	Series PPT-0034, Class A, FHLMC, LIQ: FHLMC, 0.890%, 03/05/09	38,620
49,205	Series PPT-1001, Class A, VRDO, FHLMC, LIQ: FHLMC, 0.820%, 03/05/09	49,205
32,340	Series PPT-1001, Class I, FHLMC, LIQ: FHLMC, 0.820%, 03/05/09	32,340
15,380	Series PT-1001, Class C, Rev., VAR, FHLMC, LIQ: FHLMC, 0.820%, 03/05/09	15,380
240,065	Series PT-1006, Class A, Rev., VRDO, FHLMC, LIQ: FHLMC, 0.890%, 03/09/09	240,065
261,170	Series PT-1008, Class A, GO, VRDO, FHLMC, LIQ: FHLMC, 0.840%, 03/09/09	261,170
26,180	Series PT-4083, COP, VRDO, FSA, 0.940%, 03/09/09	26,180
50,390	Series PT-4278, Rev., VRDO, FSA, LIQ: Merrill Lynch Capital Services, 0.830%, 03/09/09	50,390
28,835	Puttable Floating Option Tax-Exempt Receipts, SunAmerica Trust, Series 2001-2, Class A, Rev., VRDO, LIQ: FHLMC, 0.920%, 03/09/09	28,835
8,780	SunAmerica Trust, Various States, Series 2, Class A, Rev., VRDO, FHLMC, LIQ: FHLMC, 0.920%, 03/05/09	8,780
22,435	Wachovia Bank MERLOTS/Bruts Trust, Series ON1, Rev., VRDO, 0.870%, 03/05/09	22,435
		1,086,696
	Pennsylvania — 3.8%
	Allegheny County Higher Education Building Authority, Carnegie Mellon University,
18,355	Rev., VRDO, 0.400%, 03/03/09	18,355
43,800	Series PT-878, Class C, Rev., VRDO, 0.400%, 03/02/09	43,800
21,084	Allegheny County Hospital Development Authority, University of Pittsburgh Medical Center, Series B-1, Rev., VRDO, 0.820%, 03/02/09	21,084
12,000	Berks County Municipal Authority, Reading Hospital and Medical Center, Series A-1, Rev., VRDO, 0.600%, 03/05/09	12,000
8,850	Bucks County IDA, Grand View Hospital, Series B, Rev., VRDO, LOC: PNC Bank N.A., 0.600%, 03/02/09	8,850
12,390	Bucks County IDA, Law School Admission Council, Rev., VRDO, LOC: Allied Irish Bank plc, 0.650%, 03/02/09	12,390
8,000	Chester County IDA, University Student Housing LLC, Series A, Rev., VRDO, LOC: Citizens Bank of Pennsylvania, 0.650%, 03/02/09	8,000
100,000	City of Philadelphia, Series A, GO, TRAN, 3.500%, 06/30/09	100,493
10,000	City of Philadelphia, Water & Wastewater Systems, EAGLE, Series 2005-0050, Class A, Rev., VRDO, BHAC, FSA, LIQ: Citibank N.A., 0.740%, 03/05/09	10,000
31,575	Cumberland County Municipal Authority, Daikon Lutheran Social, Series B, Rev., VRDO, RADIAN, LOC: Wachovia Bank N.A., 0.580%, 03/05/09	31,575
37,210	Delaware County Authority, Crozer Chester Medical Center, Rev., VRDO, LOC: Wachovia Bank N.A., 0.580%, 03/02/09	37,210
37,195	Delaware County IDA, MERLOTS, Rev., VRDO, 0.650%, 03/04/09	37,195
9,500	Delaware County IDA, United Parcel Service Project, Rev., VRDO, 0.450%, 03/02/09	9,500
	Delaware Valley Regional Financial Authority,
18,700	Series B, Rev., VRDO, LOC: Bayerische Landesbank, 0.600%, 03/02/09	18,700
18,300	Series B, Rev., VRDO, LOC: Bayerische Landesbank, 0.620%, 03/04/09	18,300
11,700	Doylestown Hospital Authority, Series B, Rev., VRDO, LOC: PNC Bank N.A., 0.600%, 03/05/09	11,700
10,050	Geisinger Authority, Health Systems, Series A, Rev., VRDO, 0.450%, 03/02/09	10,050
9,500	Lancaster County Hospital Authority, Healthy Systems, Lancaster General Hospital, Rev., VRDO, LOC: Bank of America N.A., 0.520%, 03/02/09	9,500
19,700	Lancaster County Hospital Authority, Masonic Homes Project, Series B, Rev., VRDO , LOC: Wachovia Bank N.A., 0.550%, 03/02/09	19,700

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2009        J.P. MORGAN MONEY MARKET FUNDS   53

JPMorgan Tax Free Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2009 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	Pennsylvania — Continued
28,270	Macon Trust Various States, Series 2007-321, Rev., VRDO, FSA, 1.020%, 03/05/09	28,270
10,000	Montgomery County, Series A, GO, VRDO, 0.500%, 03/03/09	10,000
80,760	Montgomery County IDA, PCR, Series A, Rev., VRDO, LOC: Wachovia Bank N.A., 0.500%, 03/04/09	80,760
13,330	Montgomery County IDA, PCR, Exelon Corp., Rev., VRDO, LOC: Wachovia Bank N.A., 0.650%, 03/04/09	13,330
	Montgomery County IDA, Philadelphia Presbyterian Homes,
31,555	Series A, Rev., VRDO, LOC: Wachovia Bank N.A., 0.580%, 03/02/09	31,555
19,000	Series B, Rev., VRDO, LOC: Wachovia Bank N.A., 0.580%, 03/02/09	19,000
	Montgomery County Redevelopment Authority, Multi-Family Housing, Brookside Manors Apartments Project,
4,710	Series A, Rev., VRDO, FNMA, LIQ: FNMA, 0.620%, 03/05/09	4,710
1,900	Series T-2, Rev., VRDO, LIQ: FNMA, 0.620%, 03/05/09	1,900
10,000	Montgomery County Redevelopment Authority, Multi-Family Housing, Kingswood Apartments Project, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 0.620%, 03/05/09	10,000
37,450	Montgomery County, Notes, GO, 3.000%, 06/01/09	37,548
42,150	Pennsylvania Economic Development Financing Authority, Series ROCS-RR-R-10418CE, GO, VRDO, LIQ: Citibank N.A., 0.650%, 03/05/09 (e)	42,150
21,530	Pennsylvania Economic Development Financing Authority, MERLOTS, Series F01, Rev., VRDO, LOC: Wachovia Bank N.A., 0.650%, 03/04/09	21,530
1,995	Pennsylvania Energy Development Authority, B&W Ebensburg Project, Rev., VRDO, LOC: Landesbank Hessen-Thuringen, 0.770%, 03/04/09	1,995
	Pennsylvania Higher Educational Facilities Authority, St. Joseph’s University,
8,000	Series A, Rev., VRDO, LOC: Allied Irish Bank plc, 0.780%, 03/02/09	8,000
11,500	Series B, Rev., VRDO, LOC: Citizens Bank of Pennsylvania, 0.550%, 03/02/09	11,500
2,500	Series C, Rev., VRDO, LOC: PNC Bank N.A., 0.580%, 03/02/09	2,500
10,440	Pennsylvania Higher Educational Facilities Authority, University of Pennsylvania Housing Project, Rev., VRDO, LOC: Citizens Bank of Pennsylvania, 0.650%, 03/05/09	10,440
14,125	Pennsylvania Housing Finance Agency, MERLOTS, Series C-32, Rev., VRDO, 0.650%, 03/04/09	14,125
	Pennsylvania Housing Finance Agency, Single Family Mortgage,
10,000	Series 82-C, Rev., VRDO, AMT, 0.700%, 03/02/09	10,000
13,800	Series 83-B, Rev., VRDO, AMT, 0.900%, 03/02/09	13,800
13,045	Series 85-B, Rev., VRDO, 0.900%, 03/02/09	13,045
17,000	Series 85-C, Rev., VRDO, 0.900%, 03/02/09	17,000
10,000	Series 90-C, Rev., VRDO, AMT, 0.900%, 03/02/09	10,000
26,100	Pennsylvania State Public School Building Authority, Series 1552, Rev., VRDO, FSA, LIQ: Morgan Stanley Municipal Funding, 0.660%, 03/05/09	26,100
86,380	Pennsylvania State Public School Building Authority, EAGLE, Series 2006-0161, Class A, Rev., VRDO, FSA, LIQ: Helaba, 1.800%, 03/05/09	86,380
	Pennsylvania Turnpike Commission,
12,300	Series A-3, Rev., VRDO, 0.630%, 03/02/09	12,300
1,400	Series B-3, Rev., VRDO, LOC: Bank of America N.A., 0.600%, 03/05/09	1,400
28,700	Philadelphia Authority for Industrial Development, Pooled Loan Program, Series A-2, Rev., VRDO, LOC: Citizens Bank of Pennsylvania, 0.650%, 03/05/09	28,700
25,800	Philadelphia Authority for Industrial Development, Regional Performing Arts Center Project, Rev., VRDO, LOC: Wachovia Bank N.A., 0.500%, 03/04/09	25,800
30,000	RBC Municipal Products, Inc., Trust, Series C-5, Rev., VRDO, LOC: Royal Bank of Canada, LIQ: Royal Bank of Canada, 0.640%, 03/02/09	30,000
11,900	Southcentral General Authority, Wellspan Health Obligation Group, Series D, Rev., VRDO, LOC: Suntrust Bank, 0.590%, 03/02/09	11,900
14,000	State Public School Building Authority, Series 1479, Rev., VRDO, FSA, LIQ: Morgan Stanley Municipal Funding, 0.660%, 03/05/09	14,000
	University of Pittsburgh, University Capital Project,
9,100	Series B, Rev., VRDO, 0.570%, 03/02/09	9,100

SEE NOTES TO FINANCIAL STATEMENTS.

54   J.P. MORGAN MONEY MARKET FUNDS        FEBRUARY 28, 2009

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	Pennsylvania — Continued
17,900	Series C, Rev., VRDO, 0.570%, 03/02/09	17,900
14,185	Wells Fargo Stage Trust, Series 2008-1C, Rev., VRDO, LIQ: Wells Fargo & Company, 0.660%, 03/05/09 (e)	14,185
		1,129,325
	Rhode Island — 0.4%
12,600	Rhode Island Health & Educational Building Corp., Health Facilities, Home & Hospice, Rev., VRDO, LOC: Citizens Bank of Rhode Island, 0.650%, 03/04/09	12,600
37,400	Rhode Island Health & Educational Building Corp., Higher Education Facilities, Brown University, Series B, Rev., VRDO, 0.350%, 03/05/09	37,400
4,800	Rhode Island Health & Educational Building Corp., Hospital Financing, Newport Hospital, Rev., VRDO, LOC: Fleet National Bank, 0.650%, 03/04/09	4,800
2,210	Rhode Island Health & Educational Building Corp., International Institute of Rhode Island, Rev., VRDO, LOC: Fleet National Bank, 0.650%, 03/04/09	2,210
8,750	Rhode Island Health & Educational Building Corp., Moses Brown School Issue, Rev., VRDO, LOC: Citizens Bank, 0.650%, 03/04/09	8,750
	Rhode Island Health & Educational Building Corp., Rhode Island School of Design,
11,700	Series A, Rev., VRDO, LOC: Bank of America N.A., 0.750%, 03/09/09	11,700
6,650	Series B, Rev., VRDO, LOC: Bank of America N.A., 0.530%, 03/04/09	6,650
7,000	Rhode Island Housing & Mortgage Finance Corp., Multi-Family Housing, Sutterfield, Rev., VRDO, AMT, FHLMC, LIQ: FHLMC, 0.920%, 03/02/09	7,000
19,900	Rhode Island Housing & Mortgage Finance Corp., Multi-Family Housing, University Heights, Rev., VRDO, AMT, FHLMC, LIQ: FHLMC, 0.920%, 03/02/09	19,900
		111,010
	South Carolina — 0.9%
3,000	Cherokee County, Oshkosh Truck Project, Rev., VRDO, LOC: Bank of America N.A., 0.920%, 03/04/09	3,000
17,760	City of Charleston, Capital Improvements, Series B, Rev., VRDO, 0.650%, 03/05/09	17,760
16,370	Clarendon Hospital District, Health Care Facilities, Series A, Rev., VRDO, LOC: Wachovia Bank N.A., 0.610%, 03/02/09	16,370
14,845	Eclipse Funding Trust, Solar Eclipse, SCAGO, Series 2007-0003, Rev., VRDO, FSA, LIQ: U.S. Bank N.A., 0.600%, 03/05/09	14,845
8,200	Florence County, Roche Carolina, Inc., Rev., VRDO, LOC: UBS A.G., 0.580%, 03/02/09	8,200
20,100	Greenville Hospital System Board, Series D, Rev., VRDO, LOC: Wachovia Bank N.A., 0.580%, 03/02/09	20,100
32,455	Patriots Energy Group, Rev., VRDO, LOC: Wachovia Bank N.A., 0.650%, 03/05/09	32,455
60,000	Piedmont Municipal Power Agency, Series E, Rev., VRDO, LOC: Wachovia Bank N.A., 0.580%, 03/02/09	60,000
1,000	South Carolina Educational Facilities Authority, Morris College Project, Rev., VRDO, LOC: Bank of America N.A., 0.700%, 03/02/09	1,000
4,700	South Carolina Jobs & EDA, Bon Secours Health System Inc., Rev., VRDO, LOC: Landesbank Baden-Wuerttemberg, 0.620%, 03/02/09	4,700
300	South Carolina Jobs & EDA, Concept Packaging Group Project, Rev., VRDO, LOC: Bank of America N.A., 0.950%, 03/05/09	300
18,000	South Carolina Jobs & EDA, CPF Properties II LLC Project, Rev., VRDO, LOC: Wachovia Bank N.A., 0.610%, 03/02/09	18,000
2,055	South Carolina Jobs & EDA, South Carolina Catholic Diocese Project, Rev., VRDO, LOC: Bank of America N.A., 0.700%, 03/02/09	2,055
4,600	South Carolina Jobs & EDA, Specialty Minerals Project, Rev., VRDO, LOC: Bank of New York, 0.950%, 03/02/09	4,600
4,520	South Carolina Jobs & EDA, Thompson Steel Co., Inc., Project, Rev., VRDO, LOC: Bank of America N.A., 0.900%, 03/02/09	4,520
960	South Carolina Jobs & EDA, Valley Proteins, Inc. Project, Rev., VRDO, LOC: U.S. Bank N.A., 0.780%, 03/05/09	960
	South Carolina State Public Service Authority,
10,510	Series ROCS-RR-II-R-10288, Rev., VRDO, FSA, LIQ: Citigroup Financial Products, 1.370%, 03/05/09	10,510
17,820	Series ROCS-RR-II-R-11528, Rev., VRDO, AMBAC, Assured Guaranty Ltd., LIQ: Citibank N.A., 0.860%, 03/05/09	17,820
33,660	Series ROCS-RR-II-R-12034, Rev., VRDO, FSA-CR, AMBAC, LIQ: Citigroup Financial Products, 1.390%, 03/05/09	33,660
		270,855

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2009        J.P. MORGAN MONEY MARKET FUNDS   55

JPMorgan Tax Free Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2009 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	South Dakota — 0.2%
	South Dakota Housing Development Authority, Home Ownership Mortgage,
9,500	Series C, Rev., VRDO, AMT, 0.850%, 03/02/09	9,500
19,200	Series C-1, Rev., VRDO, 0.680%, 03/02/09	19,200
5,000	Series F, Rev., VRDO, 0.830%, 03/02/09	5,000
5,000	Series G, Rev., VRDO, 0.770%, 03/02/09	5,000
14,940	Series H, Rev., 2.500%, 01/04/10	15,109
21,065	Series ROCS-RR-II-R-13080, Rev., VRDO, LIQ: Citigroup Financial Products, 0.990%, 03/05/09	21,065
		74,874
	Tennessee — 1.7%
	Blount County Public Building Authority, Local Government Public Improvement,
12,300	Series E-2-A, Rev., VRDO, LOC: Suntrust Bank, 0.600%, 03/02/09	12,300
20,165	Series E-3-B, Rev., VRDO, LOC: KBC Bank N.V., 0.600%, 03/02/09	20,165
14,835	Series E-3-C, Rev., VRDO, LOC: KBC Bank N.V., 0.600%, 03/02/09	14,835
3,000	Series E-3-D, Rev., VRDO, LOC: KBC Bank N.V., 0.600%, 03/02/09	3,000
10,365	Series E-3-E, Rev., VRDO, LOC: KBC Bank N.V., 0.600%, 03/02/09	10,365
10,100	Series E-4-A, Rev., VRDO, LOC: KBC Bank N.V., 0.600%, 03/02/09	10,100
10,620	Chattanooga Health Educational & Housing Facility Board, Rev., VRDO, LOC: Bank of America N.A., 0.600%, 03/02/09	10,620
19,110	Chattanooga Health Educational & Housing Facility Board, Catholic Health, Series C, Rev., VRDO, 0.300%, 03/02/09	19,110
14,500	Chattanooga Health Educational & Housing Facility Board, Improvements - Girls Prep Schools, Rev., VRDO, LOC: Suntrust Bank, 0.620%, 03/02/09	14,500
11,685	Clarksville Public Building Authority, Rev., VRDO, LOC: Bank of America N.A., 0.600%, 03/02/09	11,685
	Clarksville Public Building Authority, Pooled Financing, Tennessee Municipal Bond Board,
36,570	Rev., VRDO, LOC: Bank of America N.A., 0.600%, 03/02/09	36,570
4,350	Rev., VRDO, LOC: Bank of America N.A., 0.650%, 03/05/09	4,350
3,000	Jackson IDB, Solid Waste Disposal, Florida Steel Corp. Project, Rev., VRDO, LOC: Bank of America N.A., 0.900%, 03/05/09	3,000
8,500	Knox County Health Educational & Housing Facilities Board, Covenant Health, Series B4, Rev., VRDO, LOC: Suntrust Bank, 0.600%, 03/02/09	8,500
14,475	Memphis Health Educational & Housing Facility Board, Multi-Family Housing, Wategrove Apartments Project, Rev., VRDO, FHLMC, LIQ: FHLMC, 0.650%, 03/05/09	14,475
35,000	Metropolitan Government Nashville & Davidson County, Health & Educational Facilities Board, Ascension Health & Educational Facilities Board, Rev., VRDO, 0.350%, 03/02/09	35,000
13,400	Metropolitan Government Nashville & Davidson County, Health & Educational Facilities Board, Belmont University Project, Rev., VRDO, LOC: Suntrust Bank, 0.570%, 03/02/09	13,400
	Metropolitan Government Nashville & Davidson County, Health & Educational Facilities Board, Vanderbilt University,
6,700	Series A, Rev., VRDO, 0.350%, 03/05/09	6,700
38,435	Series A-2, Rev., VRDO, 0.300%, 03/02/09	38,435
13,425	Series B, Rev., VRDO, 0.350%, 03/05/09	13,425
2,775	Metropolitan Government Nashville & Davidson County, IDA, L&S LLC Project, Series L, Rev., VRDO, LOC: Bank of New York, 0.900%, 03/05/09	2,775
14,600	Metropolitan Government Nashville & Davidson County, IDA, YMCA Project, Rev., VRDO, LOC: Bank of America N.A., 0.650%, 03/05/09	14,600
11,500	Metropolitan Government Nashville & Davidson County, Multi-Family Housing, Retreat Dry, Rev., VRDO, LOC: Citibank N.A., 0.730%, 03/05/09	11,500
	Montgomery County Public Building Authority, Tennessee County Loan Pool,
55,760	Rev., VRDO, LOC: Bank of America N.A., 0.600%, 03/02/09	55,760
8,460	Rev., VRDO, LOC: Bank of America N.A., 0.650%, 03/05/09	8,460
	Sevier County Public Building Authority,
10,295	Series A-2, Rev., VRDO, LOC: KBC Bank N.V., 0.600%, 03/02/09	10,295
10,095	Series A-3, Rev., VRDO, LOC: KBC Bank N.V., 0.600%, 03/02/09	10,095
4,815	Shelby County Health, Educational & Housing Facilities Board, Rhodes College, Rev., VRDO, LOC: Bank of America N.A., 0.670%, 03/02/09	4,815

SEE NOTES TO FINANCIAL STATEMENTS.

56   J.P. MORGAN MONEY MARKET FUNDS        FEBRUARY 28, 2009

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	Tennessee — Continued
10,165	Signal Mountain Health, Educational & Housing Facility Board, Alexian Village, Rev., VRDO, FSA, 0.750%, 03/02/09	10,165
71,001	Tennessee Energy Acquisition Corp., Series 52G, Rev., VRDO, LIQ: Goldman Sachs Special Situation, 1.170%, 03/05/09	71,001
		500,001
	Texas — 9.0%
36,355	Aldine Independent School District, School Buildings, GO, VRDO, PSF-GTD, 2.000%, 06/15/09	36,355
9,100	Bexar County Housing Finance Authority, Multi-Family Housing, Altamonte Apartment Projects, Rev., VRDO, FNMA, LIQ: FNMA, 0.620%, 03/04/09	9,100
3,500	Bowie County Industrial Development Corp., Texarkana Newspapers, Inc., Rev., VRDO, LOC: Bank of New York, 0.700%, 03/02/09	3,500
1,200	Calhoun County Naval IDA, Formosa Plastics Corp. Project, Rev., VRDO, LOC: Bank of America N.A., 0.760%, 03/04/09	1,200
62,360	Capital Area Cultural Education Facilities Finance Corp., Roman Catholic Diocese, Rev., VRDO, LOC: Wachovia Bank N.A., 0.580%, 03/02/09	62,360
20,250	City of Dallas, Series 2981, Rev., VRDO, Assured Guaranty Ltd., LIQ: Morgan Stanley Municipal Funding, 0.670%, 03/05/09 (e)	20,250
	City of Houston,
13,200	Series ROCS-RR-II-R-12046, Rev., VRDO, FSA, LIQ: Citibank N.A., 1.770%, 03/05/09	13,200
20,895	Series ROCS-RR-II-R-12050, Rev., VRDO, BHAC-CR, MBIA, LIQ: Citigroup Financial Products, 1.050%, 03/05/09	20,895
20,100	Series ROCS-RR-II-R-12096, Rev., VRDO, BHAC-CR, MBIA, LIQ: Citigroup Global Markets, 1.050%, 03/05/09	20,100
17,500	City of Houston, Airport Systems, Floating Rate Receipts, Series SG-149, Rev., VRDO, FSA, LIQ: Societe Generale, 0.670%, 03/05/09	17,500
	City of Houston, First Lien,
25,000	Series A-1, Rev., VRDO, LOC: Bank of America N.A., 0.650%, 03/02/09	25,000
6,000	Series A-2, Rev., VRDO, LOC: Bank of America N.A., 0.650%, 03/02/09	6,000
64,895	City of Houston, MERLOTS, Series B17, Rev., VRDO, MBIA, 2.150%, 03/04/09 (e)	64,895
10,085	City of Richardson, Refinancing & Improvement, GO, VRDO, 2.000%, 06/15/09	10,085
	City of San Antonio, Electric & Gas,
24,200	Series SG-104, Rev., VRDO, LIQ: Societe Generale, 0.680%, 03/09/09 (p)	24,200
4,195	Series SG-105, LOC: Societe Generale, 0.680%, 04/09/09 (p)	4,195
11,000	City of San Antonio, Electric & Gas Systems, Junior Lien, Rev., VRDO, 0.600%, 03/02/09	11,000
	City of San Antonio, Water Revenue,
12,500	Series 1237, Rev., VRDO, MBIA, LIQ: Morgan Stanley Municipal Funding, 0.660%, 03/05/09	12,500
6,435	Series SG-159, Rev., VRDO, FSA, 0.670%, 03/05/09	6,435
36,000	City of San Antonio, Water Revenue, EAGLE, Series 2006-0005, Class A, Rev., VRDO, MBIA, LIQ: Citibank N.A., 0.870%, 03/05/09 (e)	36,000
8,719	Collin County Housing Finance Corp., Multi-Family Housing, Preston Bends Apartment Project, Rev., VRDO, FNMA, LIQ: FNMA, 0.500%, 03/04/09	8,719
18,245	Crawford Educational Facilities Corp., Concordia University, Rev., VRDO, LOC: Wachovia Bank N.A., 0.580%, 03/02/09	18,245
19,040	Crawford Educational Facilities Corp., Southwestern University Project, Series B, Rev., VRDO, 0.470%, 03/02/09	19,040
14,480	Cypress-Fairbanks Independent School District, Series PZ-203, GO, VRDO, MBIA, PSF-GTD, LIQ: Wells Fargo Bank N.A., 0.670%, 03/09/09	14,480
20,400	Dallas Performing Arts Cultural Facilities Corp., Dallas Center Foundation Project, Series A, Rev., VRDO, LOC: Bank of America N.A., 0.550%, 03/02/09	20,400
6,000	Dallas-Fort Worth International Airport Facilities Improvement Corp., Series PT-3875, Rev., VRDO, AGC-ICC, MBIA, LIQ: Merrill Lynch Capital Services, 1.030%, 03/09/09	6,000
5,000	Dallas-Fort Worth International Airport Facilities Improvement Corp., FlightSafety International, Inc. Project, Rev., VRDO, 0.680%, 03/02/09	5,000
	Deutsche Bank Spears/Lifers Trust Various States,
25,060	Series DB-456, Rev., VRDO, FSA, LIQ: Deutsche Bank A.G., 0.640%, 03/05/09	25,060
9,800	Series DB-515, Rev., VRDO, LIQ: Deutsche Bank A.G., 0.620%, 03/05/09	9,800
35,705	Dexia Credit Local Certificates Trust, Series 2008-062, GO, VRDO, PSF-GTD, LIQ: Dexia Credit Local, 3.500%, 03/05/09	35,705

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2009        J.P. MORGAN MONEY MARKET FUNDS   57

JPMorgan Tax Free Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2009 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	Texas — Continued
26,660	Eclipse Funding Trust, Solar Eclipse, Browns, Series 2006-0068, Rev., VRDO, AMBAC, LIQ: U.S. Bank N.A., 0.530%, 03/09/09	26,660
10,980	Eclipse Funding Trust, Solar Eclipse, El Paso, Series 2006-0032 , GO, VRDO, AMBAC, LIQ: U.S. Bank N.A., 0.570%, 03/05/09	10,980
	Eclipse Funding Trust, Solar Eclipse, Houston,
26,405	Series 2006-0070, Rev., VRDO, FSA, LIQ: U.S. Bank N.A., 0.530%, 03/09/09	26,405
15,985	Series 2007-0033, Rev., VRDO, AMBAC, LIQ: U.S. Bank N.A., 0.570%, 03/05/09	15,985
9,900	Eclipse Funding Trust, Solar Eclipse, Keller, Series 2006-0056, GO, VRDO, MBIA, PSF-GTD, LIQ: U.S. Bank N.A., 0.600%, 03/05/09	9,900
5,600	Eclipse Funding Trust, Solar Eclipse, North, Series 2006-0058, GO, VRDO, MBIA-IBC, PSF-GTD, LIQ: U.S. Bank N.A., 0.600%, 03/05/09	5,600
10,305	Eclipse Funding Trust, Solar Eclipse, Waco, Series 2007-0040, Rev., VRDO, MBIA, LIQ: U.S. Bank N.A., 0.600%, 03/05/09	10,305
12,095	El Paso Independent School District, MERLOTS, Series K02, GO, VRDO, PSF-GTD, 0.650%, 03/04/09	12,095
24,419	Garland Health Facilities Development Corp., Chambrel Club Hill, Rev., VRDO, FNMA, LIQ: FNMA, 0.650%, 03/05/09	24,419
20,900	Gulf Coast Waste Disposal Authority, Exxonmobil Project, Rev., VRDO, 0.350%, 03/02/09	20,900
5,000	Harlandale Independent School District, Municipal Securities Trust Receipts, Series SGA-100, GO, VRDO, PSF-GTD, LIQ: Societe Generale, 0.680%, 03/04/09	5,000
35,000	Harris County Cultural Education Facilities Finance Corp., Series C, Rev., VRDO, LOC: Wachovia Bank N.A., 0.570%, 03/02/09	35,000
33,000	Harris County Health Facilities Development Corp., Series A2, Rev., VRDO, AMBAC, LOC: Bank of America N.A., 0.550%, 03/02/09	33,000
13,500	Harris County Housing Finance Corp., Baypointe Apartments, Rev., VRDO, LOC: Citibank N.A., 0.750%, 03/04/09	13,500
	Harris County IDC,
8,400	Rev., VRDO, 0.300%, 03/02/09	8,400
4,100	Hays Memorial Health Facilities Development Corp., Central Texas Medical Center Project, Series A, Rev., VRDO, LOC: Suntrust Bank N.A., 0.650%, 03/05/09	4,100
29,245	Houston Higher Education Finance Corp., Floating Rate Receipts, Series SG-139, Rev., VRDO, 0.680%, 03/09/09	29,245
78,900	Katy Independent School District, Series C, GO, VRDO, PSF-GTD, 0.550%, 03/05/09	78,900
22,280	Lamar Consolidated Independent School District, Schoolhouse, GO, VRDO, PSF-GTD, 1.850%, 09/08/09	22,280
17,000	Lewisville Independent School District, Municipal Securities Trust Receipts, Series SGA-134, GO, VRDO, LIQ: Societe Generale, 0.650%, 03/04/09 (e)	17,000
22,470	Lower Colorado River Authority, Series ROCS-RR-II-R-10285, Rev., VRDO, BHAC-CR, FSA-CR, MBIA, LIQ: Citibank N.A., 0.800%, 03/05/09	22,470
2,000	Lower Neches Valley Authority Industrial Development Corp., Mobil Oil Refining Corp. Project, Rev., VRDO, 0.350%, 03/02/09	2,000
24,610	Lower Neches Valley Authority, Chevron USA, Inc. Project, Rev., VRDO, 0.620%, 08/17/09	24,610
20,710	Lufkin Health Facilities Development Corp., Memorial Health System East Texas, Rev., VRDO, LOC: Wachovia Bank N.A., 0.550%, 03/02/09	20,710
24,510	Mansfield Independent School District, MERLOTS, Series B11, GO, VRDO, PSF-GTD, 2.150%, 03/04/09	24,510
5,455	Mansfield Independent School District, Municipal Securities Trust Receipts, Series SGA-129, GO, VRDO, PSF-GTD, LIQ: Societe Generale, 0.680%, 03/04/09 (e)	5,455
5,290	Mission Consolidated Independent School District, Municipal Securities Trust Receipts, Series SGA-105, GO, VRDO, PSF-GTD, LIQ: Societe Generale, 0.650%, 03/04/09	5,290
17,050	New Caney Independent School District, Floating Rate Certificates, Series SG-142, GO, VRDO, PSF-GTD, LIQ: Societe Generale, 0.670%, 03/05/09	17,050
20,000	North East Independent School District, Floater Certificates, Series SG-143, GO, VRDO, PSF-GTD, LIQ: Societe Generale, 0.670%, 03/05/09	20,000
54,360	North Texas Health Facility Development Corp., Baylor Health Care System Project, Series C, Rev., VRDO, FSA, 0.900%, 03/02/09	54,360
	North Texas Higher Education Authority,
10,000	Series A, Rev., VRDO, LOC: Lloyds TSB Bank plc, 0.900%, 03/02/09	10,000

SEE NOTES TO FINANCIAL STATEMENTS.

58   J.P. MORGAN MONEY MARKET FUNDS        FEBRUARY 28, 2009

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	Texas — Continued
23,030	Series A, Rev., VRDO, GTD STD LNS, LOC: Bank of America N.A., 0.900%, 03/02/09	23,030
36,280	North Texas Tollway Authority, Series 2903, Rev., VRDO, LIQ: Morgan Stanley Municipal Funding, 0.660%, 03/05/09	36,280
17,200	Pasadena Independent School District, Series A, GO, VRDO, PSF-GTD, 0.550%, 03/05/09	17,200
11,735	Pharr San Juan Alamo Independent School District, Municipal Securities Trust Receipts, Series SGA-101, GO, VRDO, PSF-GTD, LIQ: Societe Generale, 0.680%, 03/04/09	11,735
17,800	Port of Port Arthur Navigation District, Rev., VRDO, 0.770%, 03/02/09	17,800
12,995	Puttable Floating Option Tax-Exempt Receipts, Series PT-3976, Rev., VRDO, FSA, LIQ: Merrill Lynch Capital Services, 1.030%, 03/09/09	12,995
13,115	San Antonio Housing Finance Corp., Series ROCS-RR-II-R-13058CE, Rev., VRDO, LIQ: Citigroup Financial Products, 1.330%, 03/05/09	13,115
10,485	Socorro Independent School District, MERLOTS, Series K01, GO, VRDO, PSF-GTD, 0.650%, 03/04/09	10,485
9,300	Southeast Texas Housing Finance Corp., Wyndham Park Apartments, Rev., VRDO, FNMA, LIQ: FNMA, 0.820%, 03/04/09	9,300
377,500	State of Texas, TRAN, 3.000%, 08/28/09	380,025
	State of Texas, EAGLE,
28,800	Series 2006-0126, Class A, GO, VRDO, LIQ: Citibank N.A., 0.690%, 03/05/09	28,800
20,000	Series 2007-0082, Class A, GO, VRDO, LIQ: Citibank N.A., 0.670%, 03/05/09	20,000
	State of Texas, Veterans Housing Assistance Fund,
7,100	Series A-1, GO, VRDO, LIQ: Texas State Treasurer, 0.670%, 03/02/09	7,100
7,515	Series II-A, GO, VRDO, 0.770%, 03/04/09	7,515
18,685	Series II-B, GO, VRDO, VA GTD, 0.670%, 03/02/09	18,685
14,030	Strategic Housing Finance Corp., Series ROCS-RR-II-R-700CE, Rev., VRDO, LIQ: Citigroup Financial Products, 1.350%, 03/05/09	14,030
8,700	Tarrant County Housing Finance Corp., Multi-Family Housing, Remington Project, Rev., VRDO, FNMA, LIQ: FNMA, 0.670%, 03/04/09	8,700
5,000	Texas Department of Housing & Community Affairs, Multi-Family Housing, Post Oak East Apartments, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 0.800%, 03/05/09	5,000
9,950	Texas Department of Housing & Community Affairs, Multi-Family Housing, Reading, Senior, Series A, Rev., VRDO, FHLMC, LIQ: FHLMC, 0.800%, 03/02/09	9,950
8,000	Texas Department of Housing & Community Affairs, Multi-Family Housing, Terraces Cibolo, Rev., VRDO, LOC: Citibank N.A., 0.750%, 03/04/09	8,000
1,030	Texas Department of Housing & Community Affairs, Timber Point Apartments , Series A-1, Rev., VRDO, FHLMC, LIQ: FHLMC, 0.660%, 03/04/09	1,030
	Texas Municipal Gas Acquisition & Supply Corp. I,
147,945	Series 2847, Rev., VRDO, LIQ: Morgan Stanley Municipal Funding, 0.970%, 03/05/09	147,945
293,755	Series 2848, Rev., VRDO, LIQ: Morgan Stanley Municipal Funding, 0.970%, 03/05/09	293,755
76,850	Series 2849, Rev., VRDO, LIQ: Morgan Stanley Municipal Funding, 0.970%, 03/05/09	76,850
18,125	Series MT-365, Rev., VRDO, 1.580%, 03/09/09	18,125
	Texas State Turnpike Authority,
12,480	Series ROCS-RR-II-R-10297, Rev., VRDO, BHAC-CR, AMBAC, LIQ: Citigroup Financial Products, 1.050%, 03/05/09	12,480
24,750	Series ROCS-RR-II-R-12057, Rev., VRDO, BHAC-CR, AMBAC, LIQ: Citigroup Financial Products, 1.050%, 03/05/09	24,750
9,900	Texas State Turnpike Authority, EAGLE, Series 2003-0008, Class A, Rev., VRDO, BHAC-CR, AMBAC, LIQ: Citibank N.A., 0.750%, 03/05/09	9,900
23,650	Tyler Health Facilities Development Corp., Mother Frances Hospital, Series B, Rev., VRDO, LOC: Bank of America N.A., 0.650%, 03/02/09	23,650
	University of Texas,
19,370	Series A, Rev., VRDO, 0.380%, 03/05/09	19,370
20,800	Series B, Rev., VRDO, LIQ: University of Texas System Board Regulations, 0.300%, 03/02/09	20,800
191,345	Series B, Rev., VRDO, LIQ: University of Texas Management Company, 0.380%, 03/02/09	191,345
13,205	Series B, Rev., VRDO, LIQ: University of Texas System Board Regulations, 0.400%, 03/02/09	13,205

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2009        J.P. MORGAN MONEY MARKET FUNDS   59

JPMorgan Tax Free Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2009 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	Texas — Continued
9,705	Waco Health Facilities Development Corp., Series 2919, Rev., VRDO, MBIA, FHA, LIQ: Morgan Stanley Municipal Funding, 0.720%, 03/05/09	9,705
		2,706,003
	Utah — 0.8%
50,000	Central Utah Water Conservancy District, Series A, Rev., VRDO, 0.820%, 03/04/09	50,000
32,700	Central Utah Water Conservancy District, Limited Tax, Series B, GO, VRDO, LIQ: Helaba, 0.820%, 03/02/09	32,700
26,730	County of Salt Lake, EAGLE, Series 2008-0009, Class A, Rev., VRDO, AMBAC, LIQ: Citigroup Financial Products, 1.160%, 03/05/09	26,730
6,000	County of Weber, IHC Health Care Services, Series A, Rev., VRDO, 0.650%, 03/02/09	6,000
15,000	Emery County, Rev., VRDO, LOC: Wells Fargo Bank N.A., 0.660%, 03/02/09	15,000
10,080	Park City, U.S. Ski & Snowboard Association, Series U, Rev., VRDO, LOC: Wells Fargo Bank N.A., 0.580%, 03/02/09	10,080
11,810	Salt Lake City, Valley Mental Health Project, Rev., VRDO, LOC: Wells Fargo Bank N.A., 0.580%, 03/02/09	11,810
	Utah Housing Corp., Single Family Mortgage,
11,560	Series 2, Rev., VRDO, 0.750%, 03/02/09	11,560
12,335	Series E, Class I, Rev., VRDO, LIQ: Bayerische Landesbank, 1.550%, 03/04/09	12,335
7,575	Series E-1, Class I, Rev., VRDO, 0.700%, 03/04/09	7,575
6,775	Series F, Class I, Rev., VRDO, LIQ: Bayerische Landesbank, 4.500%, 03/04/09	6,775
13,630	Series I, Rev., VRDO, LIQ: Bayerische Landesbank, 1.550%, 03/04/09	13,630
	Utah Housing Finance Agency, Single Family Mortgage,
3,900	Series C-1, Class I, Rev., VRDO, 0.700%, 03/04/09	3,900
6,510	Series D-1, Rev., VRDO, AMT, 1.550%, 03/04/09	6,510
6,705	Series E-1, Rev., VRDO, AMT, LIQ: Bayerische Landesbank, 1.550%, 03/04/09	6,705
4,935	Series F-2, Class I, Rev., VRDO, 1.550%, 03/04/09	4,935
14,115	Washington County-St. George Interlocal Agency, Rev., VRDO, LOC: Bank of America N.A., 0.650%, 03/05/09	14,115
		240,360
	Vermont — 0.3%
15,475	University of Vermont & State Agricultural College, EAGLE, Series 2006-0086, Class A, Rev., VRDO, BHAC-CR, MBIA, LIQ: Helaba, 0.750%, 03/05/09	15,475
35,655	Vermont Educational & Health Buildings Financing Agency, Middlebury College Project, Rev., VRDO, 0.350%, 03/02/09	35,655
12,500	Vermont Educational & Health Buildings Financing Agency, Norwich University Project, Rev., VRDO, LOC: Citizens Bank, 0.500%, 03/02/09	12,500
6,835	Vermont Educational & Health Buildings Financing Agency, St. Johnsbury Academy Project, Rev., VRDO, LOC: Allied Irish Bank plc, 0.800%, 03/05/09	6,835
14,645	Vermont Housing Finance Agency, Multiple Purpose Notes, Series B, Rev., AMT, 2.000%, 04/30/09	14,645
		85,110
	Virginia — 1.6%
8,000	Chesapeake Hospital Authority, Hospital Facilities, Chesapeake General Hospital, Series A, Rev., VRDO, LOC: Suntrust Bank, 0.620%, 03/04/09	8,000
6,875	City of Alexandria IDA, Pooled Loan Program , Series A, Rev., VRDO, LOC: Bank of America N.A., 0.650%, 03/05/09	6,875
25,100	Fairfax County EDA, The Lorton Arts Foundation Project, Rev., VRDO, LOC: Wachovia Bank N.A., 0.580%, 03/02/09	25,100
	Fairfax County IDA,
30,000	Series 2008B-1, Rev., VAR, LIQ: Inova Health System Foundation, 1.600%, 04/20/09	30,000
16,490	Series 2008C-1, Rev., VAR, LIQ: Inova Health System Foundation, 1.600%, 04/20/09	16,490
	Fairfax County IDA, Inova Health System Project,
20,600	Series A-1, Rev., VRDO, 0.540%, 03/02/09	20,600
45,860	Series C-2, Rev., VRDO, 0.540%, 03/02/09	45,860
	Hanover County EDA, Bon Secours Health System Inc.,
4,700	Series D-1, Rev., VRDO, LOC: Landesbank Baden-Wuerttemberg, 0.620%, 03/02/09	4,700
6,900	Series D-2, Rev., VRDO, LOC: U.S. Bank N.A., 0.540%, 03/02/09	6,900
6,800	Henrico County EDA, Bon Secours Health System Inc., Series D, Rev., VRDO, LOC: Landesbank Baden-Wuerttemberg, 0.620%, 03/02/09	6,800

SEE NOTES TO FINANCIAL STATEMENTS.

60   J.P. MORGAN MONEY MARKET FUNDS        FEBRUARY 28, 2009

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	Virginia — Continued
9,000	James City County IDA, Housing Chambrel Project, Rev., VRDO, FNMA, LIQ: FNMA, 0.650%, 03/05/09	9,000
16,950	Lexington IDA, MERLOTS, Series E01, Rev., VRDO, LOC: Wachovia Bank N.A., 0.650%, 03/04/09	16,950
	Loudoun County IDA, Howard Hughes Medical,
31,405	Series C, Rev., VRDO, 0.450%, 03/04/09	31,405
21,905	Series D, Rev., VRDO, 0.450%, 03/04/09	21,905
10,000	Lynchburg IDA, Central Health Hospital, Series A, Rev., VRDO, MBIA, LOC: Suntrust Bank, 0.620%, 03/02/09	10,000
	Norfolk EDA, Bon Secours Health System Inc.,
6,200	Series D-1, Rev., VRDO, LOC: Landesbank Baden-Wuerttemberg, 0.620%, 03/02/09	6,200
4,800	Series D-2, Rev., VRDO, LOC: Bank of America N.A., 0.540%, 03/02/09	4,800
	Richmond IDA, Educational Facilities, Church & Schools,
12,505	Rev., VRDO, LOC: Suntrust Bank, 0.620%, 03/02/09	12,505
83,435	Suffolk EDA, Series ROCS-RR-II-R-10329, Rev., VRDO, LIQ: Citigroup Financial Products, 1.130%, 03/05/09	83,435
5,000	University of Virginia, EAGLE, Series 2006-0017, Class A, Rev., VRDO, LIQ: Citibank N.A., 0.650%, 03/05/09	5,000
41,600	Virginia College Building Authority, University of Richmond Project, Rev., VRDO, 0.600%, 03/02/09	41,600
23,590	Virginia Commonwealth Transportation Board, Series SG-137, Rev., VRDO, LIQ: Societe Generale, 0.680%, 03/09/09	23,590
18,780	Virginia Port Authority, EAGLE, Series 2006-0119, Class A, Rev., VRDO, FGIC, FSA-CR, LIQ: Citibank N.A., 0.780%, 03/05/09	18,780
5,415	Virginia Resources Authority, Infrastructure, Series ROCS-RR-II-R-249, Rev., VRDO, LIQ: Citibank N.A., 0.680%, 03/05/09	5,415
10,330	Virginia Small Business Financing Authority, Virginia State University Real Estate, Rev., VRDO, LOC: Bank of America N.A., 0.600%, 03/02/09	10,330
		472,240
	Washington — 1.7%
19,885	City of Seattle, Drain & Wastewater Utilities, Municipal Securities Trust Receipts, Series SG-135, Rev., VRDO, MBIA, LIQ: Societe Generale, 0.680%, 03/09/09	19,885
13,200	City of Seattle, Municipal Light & Power, Municipal Securities Trust Receipts, Series SGA-96, Rev., VRDO, MBIA, LIQ: Societe Generale, 0.670%, 03/02/09	13,200
4,000	City of Seattle, Municipal Securities Trust Receipts, Series SGA-142, GO, VRDO, LIQ: Societe Generale, 0.680%, 03/04/09	4,000
	County of King,
17,000	Series A, GO, VRDO, 0.750%, 03/02/09	17,000
25,160	Series ROCS-RR-II-R-10279, Rev., VRDO, FSA, LIQ: Citigroup Financial Products, 1.970%, 03/05/09	25,160
11,360	Eclipse Funding Trust, Solar Eclipse, Port S, Series 2006-0063, Rev., VRDO, MBIA, LIQ: U.S. Bank N.A., 0.530%, 03/09/09 (e)	11,360
	Eclipse Funding Trust, Solar Eclipse, Washington,
15,545	Series 2005-0001, GO, VRDO, FSA, LIQ: U.S. Bank N.A., 0.600%, 03/05/09	15,545
10,900	Series 2006-0009 , GO, VRDO, FSA, LIQ: U.S. Bank N.A., 0.570%, 03/05/09	10,900
28,135	Port Tacoma, Series ROCS-RR-II-R-12056, Rev., VRDO, FSA-CR, FGIC, LIQ: Citibank N.A., 1.170%, 03/05/09	28,135
8,680	Puttable Floating Option Tax-Exempt Receipts, Series PT-4185, Rev., VRDO, FSA-CR, AMBAC, LIQ: Merrill Lynch Capital Services, 0.830%, 03/09/09	8,680
885	Seattle Housing Authority, Low Income Housing Assistance, Bayview Manor Project, Series B, Rev., VRDO, LOC: U.S. Bank N.A., 0.670%, 03/04/09	885
10,900	Snohomish County Public Hospital District No. 2, Stevens Healthcare, GO, VRDO, LOC: Bank of America N.T. & S.A., 0.650%, 03/04/09	10,900
	State of Washington, MERLOTS,
12,365	Series B-09, Class B, GO, VRDO, 2.150%, 03/04/09	12,365
28,995	Series B-22, GO, VRDO, FGIC, MBIA, 2.150%, 03/04/09	28,995
21,665	Series B-22, GO, VRDO, FSA, 2.150%, 03/04/09	21,665
33,165	Series B-23, GO, VRDO, MBIA, 2.150%, 03/04/09	33,165
5,000	Washington Economic Development Finance Authority, Novelty Hill Properties LLC, Series C, Rev., VRDO, LOC: U.S. Bank N.A., 0.750%, 03/02/09	5,000

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2009        J.P. MORGAN MONEY MARKET FUNDS   61

JPMorgan Tax Free Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2009 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	Washington — Continued
6,975	Washington Health Care Facilities Authority, Southwest Washington Medical Center, Series B, Rev., VRDO, LOC: Bank of America N.A., 0.650%, 03/02/09	6,975
4,000	Washington Health Care Facilities Authority, Swedish Health Services, Rev., VRDO, LOC: Citibank N.A., 0.870%, 03/02/09	4,000
36,275	Washington State Housing Finance Commission, Mirabella Project, Series A, Rev., VRDO, LOC: HSN Nordbank A.G., 1.000%, 03/02/09	36,275
	Washington State Housing Finance Commission, Multi-Family Housing,
26,730	Series ROCS-RR-II-R-13059CE, Rev., VRDO, LIQ: Citigroup Financial Products, 1.330%, 03/05/09	26,730
44,695	Series ROCS-RR-II-R-13060CE, Rev., VRDO, LIQ: Citigroup Financial Products, 1.080%, 03/05/09	44,695
2,545	Washington State Housing Finance Commission, Multi-Family Housing, Granite Falls Assisted Project, Series A, Rev., VRDO, LOC: Wells Fargo Bank N.A., 0.730%, 03/05/09	2,545
285	Washington State Housing Finance Commission, Multi-Family Housing, JATC Educational Development Trust Project, Rev., VRDO, LOC: U.S. Bank N.A., 0.900%, 03/02/09	285
13,600	Washington State Housing Finance Commission, Multi-Family Housing, Mallard Lakes Apartments, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 0.800%, 03/05/09	13,600
29,240	Washington State Housing Finance Commission, Multi-Family Housing, Merrill Gardens, Kirkland, Series A, Rev., VRDO, LOC: Bank of America N.A., 0.730%, 03/05/09	29,240
10,700	Washington State Housing Finance Commission, Seattle Country Day School, Rev., VRDO, LOC: Bank of America N.A., 0.640%, 03/02/09	10,700
2,750	Washington State Housing Finance Commission, Spokane Community College Foundation, Series A, Rev., VRDO, LOC: Bank of America N.A., 0.650%, 03/09/09	2,750
25,000	Washington State Housing Finance Commission, YMCA Greater Seattle, Rev., VRDO, LOC: Bank of America N.A., 0.590%, 03/02/09	25,000
15,485	Washington State Housing Finance Commission, YMCA Snohomish County Project, Rev., VRDO, LOC: Bank of America N.A., 0.600%, 03/02/09	15,485
14,520	Wells Fargo Stage Trust, Series 2008-5C, Rev., VRDO, FSA, LIQ: Wells Fargo & Company, 0.690%, 03/05/09	14,520
		499,640

	West Virginia — 0.2%
19,490	Eclipse Funding Trust, Solar Eclipse, West Virginia, Series 2006-0132, Rev., VRDO, FSA, LIQ: U.S. Bank N.A., 0.600%, 03/05/09	19,490
43,750	West Virginia State Hospital Finance Authority, Series C, Rev., VRDO, FSA, 4.500%, 04/09/09	43,750
		63,240
	Wisconsin — 1.0%
25,000	Puttable Floating Option Tax-Exempt Receipts, Series MT-630, Rev., VRDO, MBIA, LIQ: Merrill Lynch International Bank Ltd., 0.630%, 03/09/09 (e)	25,000
	Wisconsin Health & Educational Facilities Authority,
50,000	Series MT-318, Rev., VRDO, FSA, LIQ: Merrill Lynch International Bank Ltd., 0.630%, 03/09/09	50,000
24,715	Series PT-761, Rev., VRDO, MBIA, 0.630%, 03/09/09	24,715
38,950	Wisconsin Health & Educational Facilities Authority, Ascension Health, Series D, Rev., 1.750%, 04/01/09	38,950
100,000	Wisconsin Health & Educational Facilities Authority, Children’s Hospital, Series B, Rev., VRDO, 0.820%, 03/05/09	100,000
15,000	Wisconsin Health & Educational Facilities Authority, Foedtert & Community Health, Class A, Rev., VRDO, LOC: U.S. Bank N.A., 0.550%, 03/04/09	15,000
25,650	Wisconsin Health & Educational Facilities Authority, Hospital Sister’s Services, Series B-1, Rev., VRDO, FSA, 0.900%, 03/09/09	25,650
9,600	Wisconsin Health & Educational Facilities Authority, Medical College, Series B, Rev., VRDO, LOC: U.S. Bank N.A., 0.420%, 03/02/09	9,600
	Wisconsin Housing & EDA,
4,000	Series A, Rev., VRDO, 0.850%, 03/02/09	4,000
3,850	Series E, Rev., VRDO, 0.780%, 03/02/09	3,850
		296,765

SEE NOTES TO FINANCIAL STATEMENTS.

62   J.P. MORGAN MONEY MARKET FUNDS        FEBRUARY 28, 2009

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	Wyoming — 0.1%
	Lincoln County, PCR, Exxon Project,
2,900	Rev., VRDO, 0.300%, 03/02/09	2,900
12,110	Series D, Rev., VRDO, 0.300%, 03/02/09	12,110
10,600	Platte County, PCR, Series A, Rev., VRDO, LOC: National Rural Utility Financing, 1.200%, 03/02/09	10,600
3,565	Unita County, PCR, Chevron USA, Inc. Project, Rev., VRDO, 0.650%, 03/02/09	3,565
4,955	Wyoming Community Development Authority, Series 1452, Rev., VRDO, 0.780%, 03/09/09	4,955
		34,130
	Total Municipal Bonds (Cost $28,643,325)	28,643,325
Municipal Commercial Paper — 3.1%
	Arizona — 0.1%
17,000	Phoenix Civic Improvement Corp., 0.950%, 06/09/09	17,000
	California — 0.5%
	State of California,
110,215	5.000%, 03/03/09	110,215
46,980	5.000%, 03/05/09	46,980
		157,195
	District of Columbia — 0.1%
18,500	District of Columbia, 0.500%, 05/06/09	18,483
	Florida — 0.9%
25,569	City of Cape Coral Florida, 0.750%, 04/09/09	25,569
103,645	Florida Local Government Finance, 0.650%, 04/06/09	103,645
	Miami-Dade County,
43,961	1.000%, 03/02/09	43,961
65,360	1.500%, 03/02/09	65,360
24,000	Pinellas County, 0.500%, 04/02/09	24,000
		262,535
	Indiana — 0.1%
32,000	City of Whiting, 1.150%, 06/01/09	32,000
	Iowa — 0.0% (g)
5,200	City of Des Moines, 0.750%, 03/09/09	5,200
	Maryland — 0.1%
40,000	Maryland State Higher Health, 0.650%, 03/02/09	40,000
	Massachusetts — 0.3%
	Commonwealth of Massachusetts,
67,375	0.550%, 03/02/09	67,375
22,000	1.000%, 03/02/09	22,000
		89,375
	Nevada — 0.0% (g)
15,000	Clark County, 0.600%, 05/04/09	15,000

	New York — 0.1%
35,500	City of Rochester, 0.600%, 05/07/09	35,500
	Ohio — 0.2%
45,200	Cleveland Clinic Health, 0.550%, 04/02/09	45,200
	Tennessee — 0.2%
48,000	State of Tennessee, 0.600%, 06/01/09	48,000
	Virginia — 0.5%
61,400	Metro Washington Apartment Authority, 0.700%, 05/04/09	61,400
93,500	Metropolitan Washington Airports Authority, 0.950%, 03/04/09	93,500
		154,900
	Total Municipal Commercial Paper (Cost $920,388)	920,388
	Repurchase Agreement — 1.2%
356,366	Barclays Capital, Inc., 0.200%, dated 02/27/09, due 03/02/09, repurchase price $356,372, collateralized by U.S. Treasury Securities with a value of $363,493 (m) (Cost $356,366)	356,366
	Total Investments — 99.8% (Cost $29,920,079)*	29,920,079
	Other Assets in Excess of Liabilities — 0.2%	64,901
	NET ASSETS — 100.0%	$29,984,980

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2009        J.P. MORGAN MONEY MARKET FUNDS   63

JPMorgan Municipal Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2009

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION (t)	VALUE($)
Commercial Paper — 5.7% (n)
	California — 1.5%
	State of California,
20,000	5.000%, 03/03/09	20,000
20,000	5.500%, 03/06/09	20,000
		40,000
	Florida — 1.2%
31,000	Indian River County Housing, 2.250%, 04/06/09	31,000
		31,000
	Indiana — 1.3%
	Indiana Development Finance Authority,
18,000	0.750%, 05/08/09	18,000
16,000	1.230%, 03/12/09	16,000
		34,000
	Iowa — 0.3%
6,800	City of Des Moines, 0.750%, 03/09/09	6,800
	Michigan — 0.7%
19,000	Michigan State Housing Development Authority, 0.700%, 04/07/09	19,000
	Virginia — 0.7%
20,000	Metro Washington Apartment Authority, 0.700%, 05/04/09	20,000
	Total Commercial Paper (Cost $150,800)	150,800
Daily Demand Notes — 15.2%
	California — 4.3%
	California Housing Finance Agency,
10,000	Series B, Rev., VRDO, AMT, 2.250%, 03/02/09	10,000
25,000	Series D, Rev., VRDO, AMT, 2.250%, 03/02/09	25,000
	California Housing Finance Agency, Multi-Family Housing,
21,700	Series A, Rev., VRDO, LOC: Helaba, 2.250%, 03/02/09	21,700
52,550	Series C, Rev., VRDO, AMT, 2.250%, 03/02/09	52,550
5,600	California Pollution Control Financing Authority, Air Products, Remarket, Series B, Rev., VRDO, 0.740%, 03/02/09	5,600
		114,850
	Delaware — 2.1%
55,300	Delaware State Economic Development Authority, Clean Power Project, Series C, Rev., VRDO, 0.750%, 03/02/09	55,300
	Florida — 0.4%
11,500	Collier County Educational Facilities Authority, Rev., VRDO, LOC: Comercia Bank, 0.750%, 03/02/09	11,500
	Illinois — 0.3%
7,300	County of Will, BASF Corp. Project, Rev., VRDO, 1.450%, 03/02/09	7,300
	Indiana — 0.8%
20,000	Indianapolis Local Public Improvement Bond Bank, Series C-2, Rev., VRDO, FSA, LIQ: Dexia Credit Local, 3.000%, 03/02/09	20,000
	Louisiana — 1.1%
4,600	Ascension Parish, BASF Corp. Project, Rev., VRDO, 1.450%, 03/02/09	4,600
	Louisiana Public Facilities Authority, Air Products & Chemical Project,
15,700	Series A, Rev., VRDO, 0.850%, 03/02/09	15,700
10,000	Series C, Rev., VRDO, 0.740%, 03/02/09	10,000
		30,300
	Massachusetts — 0.7%
18,000	Commonwealth of Massachusetts, Construction Loan, Series A, GO, VRDO, 1.200%, 03/02/09	18,000
	Michigan — 0.8%
5,620	Michigan State Housing Development Authority, Multi-Family Housing, Jackson Project, Rev., VRDO, LOC: FHLB, 0.850%, 03/02/09	5,620
12,375	Michigan Strategic Fund, Air Products & Chemicals, Inc., Rev., VRDO, 0.850%, 03/02/09	12,375
2,750	University of Michigan, Hospital, Series A, Rev., VRDO, 0.450%, 03/02/09	2,750
		20,745
	New York — 0.3%
8,500	New York Mortgage Agency, Rev., VRDO, 1.750%, 03/02/09	8,500
	Ohio — 0.9%
1,700	Allen County, Catholic Healthcare, Series A, Rev., VRDO, LOC: Bank of America N.A., 0.550%, 03/02/09	1,700
1,405	Ohio Air Quality Development Authority, PCR, First Energy, Series A, Rev., VRDO, LOC: Barclays Bank plc, 0.600%, 03/02/09	1,405

SEE NOTES TO FINANCIAL STATEMENTS.

64   J.P. MORGAN MONEY MARKET FUNDS        FEBRUARY 28, 2009

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Daily Demand Notes — Continued
	Ohio — Continued
	State of Ohio, Higher Educational Facility Commission, Case Western Reserve University,
3,300	Series A, Rev., VRDO, 0.350%, 03/02/09	3,300
6,000	Series B-2, Rev., VRDO, LOC: Bank of America N.A., 0.550%, 03/02/09	6,000
6,000	State of Ohio, Higher Educational Facility Commission, Cleveland Clinic, Series B-1, Rev., VRDO, 0.400%, 03/02/09	6,000
5,700	State of Ohio, Solid Waste, BP Chemical, Inc. Project, Rev., VRDO, 0.500%, 03/02/09	5,700
		24,105
	Pennsylvania — 0.4%
10,000	Allegheny County Industrial Development Authority, Longwood Oakmont, Series A, Rev., VRDO, LOC: Allied Irish Bank plc, 1.000%, 03/02/09	10,000
	South Carolina — 0.2%
4,900	Florence County, Roche Carolina, Inc., Rev., VRDO, LOC: UBS A.G., 0.580%, 03/02/09	4,900
	South Dakota — 0.5%
13,000	South Dakota Health & Educational Facilities Authority, Regional Health, Rev., VRDO, LOC: U.S. Bank N.A., 0.650%, 03/02/09	13,000
	Texas — 0.9%
8,000	Brazos River Harbor Navigation District, Merey Sweeny LP Project, Series A, Rev., VRDO, LOC: Bank of America N.A., 0.570%, 03/02/09	8,000
5,200	Brazos River Harbor Navigation District, Multi-Mode BASF Corp., Rev., VRDO, 1.450%, 03/02/09	5,200
10,000	Schertz-Seguin Local Government Corp., Series SG-151, Rev., VRDO, FSA, LIQ: Societe Generale, 0.750%, 03/02/09	10,000
		23,200
	Washington — 1.5%
41,100	Washington State Housing Finance Commission, Mirabella Project, Series A, Rev., VRDO, LOC: HSN Nordbank AG, 1.000%, 03/02/09	41,100
	Total Daily Demand Notes (Cost $402,800)	402,800
Municipal Bonds — 11.3%
	California — 0.4%
10,000	San Francisco City & County Airports Commission, Series B, Rev., AMT, 3.000%, 03/03/09	10,111
	Colorado — 0.3%
9,000	State of Colorado, Tax and Revenue, GO, TAN, 3.000%, 03/05/09	9,023
	Florida — 0.9%
24,350	Jacksonville Health Facilities Authority, Nemours Foundation Project, Rev., ARS, 1.100%, 10/21/09	24,350
	Illinois — 0.4%
10,000	Illinois Housing Development Authority, Homeowner Mortgage, Subseries H-2, Rev., AMT, 1.980%, 08/01/09	10,000
	Indiana — 0.4%
10,000	Indianapolis Local Public Improvement Bond Bank, Series C, Rev., 1.150%, 03/03/09	10,000
	Iowa — 0.4%
11,050	Linn County, General Fund Cash Flow, Series A, GO, RAN, 2.250%, 06/30/09	11,068
	Louisiana — 1.1%
20,000	Lake Charles Harbor & Terminal District, Lake Charles Cogeneration Project, Rev., 2.250%, 03/15/09	20,000
10,000	Plaquemines Port Harbor & Terminal District, International Marine Terminal Project, Series A, Rev., LOC: Wachovia Bank N.A., 2.200%, 03/15/09	10,013
		30,013
	Michigan — 2.2%
	Michigan Municipal Bond Authority,
10,000	Series A-2, Rev., LOC: Dexia Credit Local, 3.000%, 08/20/09	10,060
19,710	Series B, Rev., 3.000%, 08/20/09	19,862
30,000	Michigan State, Series B, GO, 3.000%, 09/30/09	30,233
		60,155
	New Jersey — 1.2%
	Clifton New Jersey,
11,555	GO, BAN, 3.750%, 02/11/10	11,651
10,000	GO, TAN, 3.750%, 02/11/10	10,083
9,883	Palmyra School District, GO, 3.000%, 10/29/09	9,964
		31,698
	New York — 0.6%
16,758	City of Binghamton, GO, BAN, 3.000%, 02/05/10	16,951

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2009        J.P. MORGAN MONEY MARKET FUNDS   65

JPMorgan Municipal Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2009 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	Ohio — 1.9%
10,000	Cuyahoga Community College District, Series B, TAN, 2.500%, 07/01/09	10,041
15,000	Huber Heights City School District, School Improvements, GO, BAN, 2.000%, 08/18/09	15,059
	Western Reserve Local School District,
3,745	GO, BAN, 2.500%, 10/15/09	3,757
4,000	GO, BAN, 3.000%, 09/30/09	4,017
	Whitehall City School District,
2,500	GO, BAN, 2.500%, 04/15/09	2,503
8,800	GO, BAN, 2.500%, 05/13/09	8,818
4,500	Youngstown State University, Rev., BAN, 3.500%, 04/15/09	4,510
		48,705
	Pennsylvania — 0.8%
20,000	City of Philadelphia, Tax and Revenue, Series A, GO, TAN, 3.500%, 06/30/09	20,099
	Vermont — 0.3%
7,000	Vermont Housing Finance Agency, Multiple Purpose Notes, Series B, Rev., AMT, 2.000%, 04/30/09	7,000
	Wisconsin — 0.4%
9,735	Wisconsin Health & Educational Facilities Authority, Ascension Health, Series D, Rev., 1.750%, 03/05/09	9,735
	Total Municipal Bonds (Cost $298,908)	298,908
Weekly Demand Notes — 67.6%
	Alabama — 1.1%
30,000	Alabama Public School & College Authority, Series 2200, Rev., VRDO, LIQ: Morgan Stanley Municipal Funding, 0.660%, 03/05/09	30,000
	Alaska — 0.3%
7,205	Alaska International Airports System, Series ROCS-RR-II-R-138, Rev., VRDO, AMBAC, LIQ: Citibank N.A., 1.000%, 03/05/09	7,205
	Arizona — 0.9%
13,995	Maricopa County IDA, Multi-Family Housing, Series 116, Rev., VRDO, LIQ: Bank of America N.A., 0.870%, 03/05/09	13,995
9,750	Wells Fargo Stage Trust, Series 51C, Rev., VRDO, LIQ: Wells Fargo Bank N.A., 0.680%, 03/05/09	9,750
		23,745

	California — 2.4%
23,050	Puttable Floating Option Tax-Exempt Receipts, SunAmerica Trust, Series 2001-1, Class A, Rev., VRDO, FHLMC, LIQ: FHLMC, 0.740%, 03/05/09	23,050
	Wells Fargo Stage Trust,
17,475	Series 7C, Rev., VRDO, MBIA, 0.660%, 03/05/09	17,475
16,020	Series 15C, Rev., VRDO, LIQ: Wells Fargo & Co., 0.650%, 03/05/09	16,020
7,150	Series 29C, COP, VRDO, FSA, LIQ: Wells Fargo & Co., 0.650%, 03/05/09	7,150
		63,695
	Colorado — 4.0%
10,000	CollegeInvest, Educational Loans, Series I-A, Rev., VRDO, LOC: Lloyds TSB Bank plc, 0.700%, 03/05/09	10,000
13,015	Colorado Health Facilities Authority, Maria University, Series ROCS-RR-II-R-11622, Rev., VRDO, FSA, LIQ: Citibank N.A., 1.060%, 03/05/09 (e)	13,015
	Denver City & County, Airport,
8,500	Series C, Rev., VRDO, LOC: Lloyds TSB Bank plc, 0.700%, 03/04/09	8,500
6,625	Series F, Rev., VRDO, LOC: Lloyds TSB Bank plc, 0.700%, 03/04/09	6,625
	Deutsche Bank Spears/Lifers Trust Various States,
4,180	Series DBE-510, Rev., VRDO, MBIA, LIQ: Deutsche Bank AG, 0.650%, 03/05/09	4,180
21,250	Series DBE-647, Rev., VRDO, MBIA, LIQ: Deutsche Bank AG, 0.650%, 03/05/09	21,250
7,000	Lowry Economic Redevelopment Authority, Series A, Rev., VRDO, LOC: Compass Bank, 0.620%, 03/04/09	7,000
34,800	Sheridan Redevelopment Agency, Tax Allocation, Series ROCS-RR-II-R-819CE, VRDO, Tax Allocation, LIQ: Citigroup Financial Products, 1.370%, 03/05/09	34,800
		105,370
	Delaware — 0.8%
8,395	Delaware State Housing Authority, Series ROCS-RR-II-R-11651, Rev., VRDO, GNMA/FNMA/FHLMC, LIQ: Citibank N.A., 0.750%, 03/05/09	8,395
3,555	New Castle County, Fairfield English Village Project, Rev., VRDO, FNMA, LIQ: FNMA, 0.800%, 03/05/09	3,555

SEE NOTES TO FINANCIAL STATEMENTS.

66   J.P. MORGAN MONEY MARKET FUNDS        FEBRUARY 28, 2009

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Weekly Demand Notes — Continued
	Delaware — Continued
10,150	New Castle County, FlightSafety International, Inc. Project, Rev., VRDO, 0.680%, 03/05/09	10,150
		22,100
	District of Columbia — 0.7%
10,010	District of Columbia, Series ROCS-RR-II-R-11063, GO, VRDO, BHAC-CR, FGIC, LIQ: Citibank N.A., 0.740%, 03/05/09	10,010
9,600	District of Columbia, St. Patricks Episcopal Church, Rev., VRDO, LOC: Suntrust Bank, 0.620%, 03/04/09	9,600
		19,610
	Florida — 2.9%
17,800	Collier County IDA, Allete, Inc. Project, Rev., VRDO, LOC: Wells Fargo Bank N.A., 0.680%, 03/05/09	17,800
10,185	Greater Orlando Aviation Authority, Series 2008-067, Rev., VRDO, FSA, LIQ: Dexia Credit Local, LOC: Dexia Credit Local, 3.500%, 03/05/09	10,185
5,000	Highlands County Health Facilities Authority, Adventists, Series A4, Rev., VRDO, LOC: Suntrust Bank, 0.680%, 03/05/09	5,000
5,375	Miami-Dade County IDA, Lawson Industries, Inc. Project, Rev., VRDO, LOC: Bank of America N.A., 0.950%, 03/05/09	5,375
4,555	Palm Beach County Housing Development Corporation, Caribbean Villas, Rev., VRDO, FNMA, LIQ: FNMA, 0.800%, 03/05/09	4,555
5,500	Palm Beach County, Zoological Society, Inc. Project, Rev., VRDO, LOC: Northern Trust Company, 0.640%, 03/05/09	5,500
15,995	RBC Municipal Products, Inc. Trust, Series E-7, Rev., VRDO, LIQ: RBC Centura Bank, LOC: RBC Centura Bank, 0.640%, 03/05/09	15,995
11,270	Sumter County IDA, Amern Cement Co. Project, Rev., VRDO, LOC: Bank of America N.A., 0.900%, 03/05/09	11,270
		75,680
	Georgia — 2.2%
10,000	Atlanta Development Authority, Georgia Aquarium Inc. Project, Rev., VRDO, LOC: Suntrust Bank, 0.620%, 03/04/09	10,000
32,570	Fulton County Development Authority, Flightsafety International, Inc. Project, Series B, Rev., VRDO, 0.680%, 03/05/09	32,570
15,000	RBC Municipal Products, Inc. Trust, Series C-9, Rev., VRDO, LIQ: Royal Bank of Canada, LOC: Royal Bank of Canada, 0.800%, 03/05/09	15,000
		57,570
	Idaho — 1.2%
	Idaho Housing & Finance Association, Single Family Mortgage,
10,145	Series E, Class I, Rev., VRDO, 1.250%, 03/04/09	10,145
12,235	Series E, Class I, Rev., VRDO, LIQ: Bayerische Landesbank, 1.250%, 03/04/09	12,235
9,755	Series F, Rev., VRDO, 1.250%, 03/04/09	9,755
		32,135
	Illinois — 2.2%
2,400	Chicago O’Hare International Airport, Compagnie Nationale Air France, Rev., VRDO, LOC: Societe Generale, 0.770%, 03/04/09	2,400
2,471	Chicago O’Hare International Airport, Second Lien, Series B, Rev., VRDO, LOC: Societe Generale, 0.800%, 03/04/09	2,471
4,900	City of Carol Stream, Multi-Family Housing, St. Charles Square, Rev., VRDO, FNMA, LIQ: FNMA, 0.680%, 03/04/09	4,900
9,985	Deutsche Bank Spears/Lifers Trust Various States, Series DB-288, Rev., VRDO, MBIA, LIQ: Deutsche Bank AG, 0.650%, 03/04/09	9,985
10,000	Illinois Finance Authority, 700 Hickory Hills Drive LLC, Rev., VRDO, LOC: Bank of America N.A., 0.780%, 03/05/09	10,000
7,165	Illinois Housing Development Authority, Pheasant Ridge/Hunter, Rev., VRDO, LOC: Lasalle Bank N.A., 0.900%, 03/05/09	7,165
10,000	Illinois State Toll Highway Authority, Series B, Rev., VRDO, FSA, 1.650%, 03/05/09	10,000
10,000	RBC Municipal Products, Inc. Trust, Series E-10, Rev., VRDO, LIQ: Royal Bank of Canada, LOC: Royal Bank of Canada, 0.700%, 03/05/09 (e)	10,000
1,630	Will & Kankakee Counties Regional Development Authority, JRS Realty Association LLC Project, Series A, Rev., VRDO, LOC: PNC Bank N.A., 0.900%, 03/05/09	1,630
		58,551
	Indiana — 1.4%
9,575	Deutsche Bank Spears/Lifers Trust Various States, Series DBE-584, Rev., VRDO, MBIA, LIQ: Deutsche Bank AG, 0.620%, 03/05/09	9,575

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2009        J.P. MORGAN MONEY MARKET FUNDS   67

JPMorgan Municipal Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2009 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Weekly Demand Notes — Continued
	Indiana — Continued
10,000	Indiana Development Finance Authority, PSI Energy, Inc. Projects, Series A, Rev., VRDO, LOC: Barclays Bank plc, 0.800%, 03/04/09	10,000
4,100	Indiana Finance Authority, Four-Leaf Clover Dairy LLC, Rev., VRDO, LOC: Lasalle Bank N.A., 0.920%, 03/05/09	4,100
5,300	Indiana Finance Authority, Treslong Dairy Leasing LLC, Rev., VRDO, LOC: Lasalle Bank N.A., 0.920%, 03/05/09	5,300
9,315	Vanderburgh County, Multi-Family Housing, Arbors Apartment Project, Rev., VRDO, LOC: Lasalle Bank N.A., 0.900%, 03/05/09	9,315
		38,290
	Iowa — 0.6%
380	Iowa Finance Authority, Diocese of Sioux City Project, Rev., VRDO, LOC: Wells Fargo Bank N.A., 0.580%, 03/05/09	380
14,500	Iowa Finance Authority, Private School Facilities, Regis Schools, Rev., VRDO, LOC: Allied Irish Bank plc, 0.780%, 03/05/09	14,500
		14,880
	Kansas — 1.3%
	City of Wichita, FlightSafety International, Inc.,
15,000	Rev., VRDO, 0.680%, 03/05/09	15,000
18,900	Rev., VRDO, 0.690%, 03/05/09	18,900
		33,900
	Louisiana — 0.2%
6,250	Louisiana Public Facilities Authority, Air Products & Chemical Project, Rev., VRDO, 0.750%, 03/04/09	6,250
	Maryland — 2.2%
5,610	Austin Trust, Various States, Series 2007-1023, Rev., VRDO, LIQ: Bank of America N.A., 0.870%, 03/05/09	5,610
	Maryland Community Development Administration,
9,265	Series 2078, Rev., VRDO, LIQ: Wells Fargo Bank N.A., 0.620%, 03/05/09	9,265
185	Series ROCS-RR-II-R-11395, Rev., VRDO, AMBAC, LIQ: Citigroup N.A., 0.760%, 03/05/09	185
7,550	Maryland Health & Higher Educational Facilities Authority, Woodmont Academy, Rev., VRDO, LOC: Allied Irish Bank plc, 1.080%, 03/05/09	7,550
20,200	Montgomery County Housing Opportunities, Commission Housing Revenue, Rev., VRDO, 1.650%, 03/05/09	20,200
16,095	Wells Fargo Stage Trust, Series 32C, Rev., VRDO, LIQ: Wells Fargo & Co., 0.690%, 03/05/09	16,095
		58,905
	Massachusetts — 1.7%
27,540	Massachusetts Housing Finance Agency, Series 2970, Rev., VRDO, FSA, LIQ: Morgan Stanley Municipal Funding, 0.660%, 03/05/09 (e)	27,540
	Wells Fargo Stage Trust,
6,260	Series 22C, Rev., VRDO, AMBAC, LIQ: Wells Fargo & Co., 0.680%, 03/05/09	6,260
10,635	Series 37C, Rev., VRDO, LIQ: Wells Fargo Bank N.A., 0.700%, 03/05/09	10,635
		44,435
	Michigan — 6.2%
3,550	Austin Trust, Various States, Series 2008-1096, GO, VRDO, MBIA, Q-SBLF, LIQ: Bank of America N.A., 1.670%, 03/05/09	3,550
2,000	Detroit City School District, Series DCL-045, GO, VRDO, FSA, Q-SBLF, LIQ: Morgan Stanley Municipal Funding, LOC: Dexia Credit Local, 3.500%, 03/05/09	2,000
	Michigan State Housing Development Authority,
32,655	Series C, Rev., VRDO, AMT, 0.850%, 03/05/09	32,655
13,500	Series D, Rev., VRDO, AMT, 0.900%, 03/02/09	13,500
2,500	Michigan State Housing Development Authority, Multi-Family Housing, Courtyards of Taylor, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 0.650%, 03/05/09	2,500
3,480	Michigan State Housing Development Authority, Multi-Family Housing, Teal Run I, Series A, Rev., VRDO, LOC: Citibank N.A., 0.750%, 03/04/09	3,480
5,495	Michigan State Housing Development Authority, Sand Creek II Apartments, Series A, Rev., VRDO, LOC: Citibank N.A., 0.750%, 03/04/09	5,495
1,055	Michigan Strategic Fund, JG Kern Enterprises, Inc., Rev., VRDO, LOC: Lasalle Bank N.A., 0.900%, 03/02/09	1,055
3,085	Michigan Strategic Fund, Scoclan II LLC Project, Rev., VRDO, LOC: Standard Federal Bank, 1.000%, 03/05/09	3,085
	RBC Municipal Products, Inc. Trust,
21,700	Series L-26, Rev., VRDO, LIQ: Royal Bank of Canada, LOC: Royal Bank of Canada, 0.800%, 03/02/09	21,700
18,500	Series L-29, Rev., VRDO, LIQ: Royal Bank of Canada, LOC: Royal Bank of Canada, 0.800%, 03/02/09	18,500

SEE NOTES TO FINANCIAL STATEMENTS.

68   J.P. MORGAN MONEY MARKET FUNDS        FEBRUARY 28, 2009

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Weekly Demand Notes — Continued
	Michigan — Continued
10,500	Wayne Charter County Michigan Economic Corp. Ltd., Rev., VRDO, LOC: Allied Irish Bank plc, 1.300%, 03/05/09	10,500
	Wayne County Airport Authority,
30,490	Series ROCS-RR-II-R-12055, Rev., VRDO, BHAC-CR, MBIA, LIQ: Citibank N.A., 0.870%, 03/05/09	30,490
14,325	Series ROCS-RR-II-R-12212, Rev., VRDO, BHAC, LIQ: Citigroup Financial Products, 1.140%, 03/05/09	14,325
		162,835
	Minnesota — 1.4%
5,600	Midwest Consortium of Municipal Utilities, Minnesota Municipal Utilities Association, Series A, Rev., VRDO, LOC: U.S. Bank N.A., 0.580%, 03/05/09	5,600
9,790	Minnesota Housing Finance Agency, MERLOTS, Series C-44, Rev., VRDO, 0.750%, 03/04/09	9,790
21,860	RBC Municipal Products, Inc. Trust, Series E-8, Rev., VRDO, LIQ: Royal Bank of Canada, 0.730%, 03/05/09	21,860
		37,250
	Missouri — 0.1%
3,475	Missouri Housing Development Commission, Single Family Mortgage, Macon Trust, Series 02-K, Rev., VRDO, GNMA/FNMA, LIQ: Bank of America N.A., 0.870%, 03/05/09	3,475
	Montana — 0.8%
1,695	Montana Board of Housing, Macon Trust, Series 02-L, Rev., VRDO, 0.870%, 03/05/09	1,695
19,590	Montana Board of Housing, MERLOTS, Series C-41, Rev., VRDO, 0.750%, 03/04/09	19,590
		21,285
	Nebraska — 0.7%
2,100	Deutsche Bank Spears/Lifers Trust Various States, Series DB-543, Rev., VRDO, LIQ: Deutsche Bank AG, 0.620%, 03/05/09	2,100
15,965	Nebraska Investment Finance Authority, Single Family Housing, Series B, Rev., VRDO, GNMA/FNMA/FHLMC, 0.780%, 03/04/09	15,965
		18,065
	Nevada — 0.9%
6,700	Director of the State of Nevada Department of Business & Industry, Energy Partners LLC Project, Rev., VRDO, LOC: Sumitomo Mitsui Banking, 0.780%, 03/05/09	6,700
16,100	Nevada Housing Division, Multi-Unit, Southwest Village, Rev., VRDO, FNMA, LIQ: FNMA, 0.730%, 03/05/09	16,100
		22,800
	New Jersey — 0.6%
6,955	New Jersey Economic Development Authority, Accurate Box Co., Inc. Project, Rev., VRDO, LOC: Sun Bank N.A., 0.730%, 03/05/09	6,955
7,995	New Jersey Economic Development Authority, Macon Trust, Series B, Rev., VRDO, FSA, 0.920%, 03/05/09	7,995
		14,950
	New Mexico — 0.6%
15,000	New Mexico Educational Assistance Foundation, Educational Loan Service, Series A-3, Rev., VRDO, AMT, LOC: Lloyds TSB Bank plc, 0.720%, 03/04/09	15,000
	New York — 1.1%
20,000	Hudson Yards Infrastructure Corp. EAGLE, Series 2007-0030, Class A, Rev., VRDO, FSA-CR, FGIC, LIQ: Citibank N.A., 0.750%, 03/05/09	20,000
5,000	New York City Housing Development Corp., 550 East 170th Street Apartments, Series A, Rev., VRDO, LOC: Citibank N.A., 0.800%, 03/05/09	5,000
3,300	Westchester County IDA, Series 2007-103G , Rev., VRDO, LIQ: Goldman Sachs Special Situations, 1.190%, 03/05/09	3,300
		28,300
	North Carolina — 0.7%
9,000	Fayetteville Public Works Commission, Rev., VRDO, FSA, 4.580%, 03/04/09	9,000
8,760	Mecklenburg County Industrial Facilities & Pollution Control Financing Authority, Ferguson Supply Box Manufacturing, Rev., VRDO, LOC: Bank of America N.A., 0.920%, 03/05/09	8,760
		17,760
	North Dakota — 1.5%
12,740	North Dakota State Housing Finance Agency, Series ROCS-RR-II-R-13075, Rev., VRDO, LIQ: Citigroup Financial Products, 1.070%, 03/05/09	12,740
27,210	North Dakota State Housing Finance Agency, Housing Financing Program, Home Mortgage, Series A, Rev., VRDO, 0.760%, 03/04/09	27,210
		39,950

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2009        J.P. MORGAN MONEY MARKET FUNDS   69

JPMorgan Municipal Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2009 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Weekly Demand Notes — Continued
	Ohio — 4.0%
4,720	City of Sharonville, Edgcomb Metals Co. Project, IDR, Rev., VRDO, LOC: Wells Fargo Bank N.A., 0.580%, 03/05/09	4,720
11,760	Cleveland Ohio Airport System, Series C, Rev., VRDO, AMT, LOC: Wachovia Bank N.A., 0.680%, 03/02/09	11,760
11,500	Mahoning County, Youngstown State University Project, Rev., VRDO, LOC: National City Bank, 0.650%, 03/02/09	11,500
1,200	Ohio Air Quality Development Authority, First Energy, Series A, Rev., VRDO, AMT, LOC: Bank of Nova Scotia, 0.600%, 03/04/09	1,200
	Ohio Housing Finance Agency, Residential Mortgage Backed Securities,
8,100	Series B, Rev., VRDO, AMT, 0.750%, 03/02/09	8,100
15,000	Series E, Rev., VRDO, AMT, GNMA/FNMA/FHLMC, 0.620%, 03/02/09	15,000
10,000	Series F, Rev., VRDO, 0.750%, 03/04/09	10,000
38,100	Ohio State Water Development Authority, Pollution Control, First Energy Nuclear Project, Series C, Rev., VRDO, LOC: Wachovia Bank N.A., 0.680%, 03/02/09	38,100
5,050	Paulding County, Solid Waste, Lafarge Corp. Project, Rev., VRDO, LOC: Bayerische Landesbank, 0.770%, 03/02/09	5,050
		105,430
	Other Territories — 5.1%
19,000	Eagle Tax-Exempt Trust, Rev., VRDO, FHLMC, LIQ: FHLMC, 0.670%, 03/05/09	19,000
9,955	Federal Home Loan Mortgage Corp., Series M015, Class A, Rev., VRDO, FHLMC, 0.720%, 03/05/09	9,955
59,626	Federal Home Loan Mortgage Corp., Multi-Family Housing, Series M017, Class A, Rev., VRDO, FHLMC, 0.670%, 03/05/09	59,626
28,755	Puttable Floating Option Tax-Exempt Receipts, SunAmerica Trust, Series 2001-2, Class A, Rev., VRDO, FHLMC, LIQ: FHLMC, 0.920%, 03/05/09	28,755
16,595	SunAmerica Trust, Various States, Series 2, Class A, Rev., VRDO, FHLMC, LIQ: FHLMC, 0.920%, 03/05/09	16,595
		133,931
	Pennsylvania — 1.4%
12,800	Dexia Credit Local Certificates Trust, Series 2008-61, Rev., VRDO, LIQ: Dexia Credit Local, 3.500%, 03/05/09	12,800
1,700	Pennsylvania Economic Development Financing Authority, Fabtech, Inc. Project, Series D, Rev., VRDO, LOC: PNC Bank N.A., 0.850%, 03/05/09	1,700
6,000	Pennsylvania Economic Development Financing Authority, Shipping Port Project, Series A, Rev., VRDO, AMT, LOC: PNC Bank N.A., 0.820%, 03/04/09	6,000
17,625	Wells Fargo Stage Trust, Series 49C, Rev., VRDO, LIQ: Wells Fargo & Co., 0.650%, 03/05/09	17,625
		38,125
	South Carolina — 0.2%
5,700	Cherokee County, Oshkosh Truck Project, Rev., VRDO, LOC: Bank of America N.A., 0.920%, 03/04/09	5,700
	South Dakota — 0.4%
9,500	South Dakota Housing Development Authority, Home Ownership Mortgage, Series G, Rev., VRDO, 0.770%, 03/04/09	9,500
	Texas — 7.2%
10,000	Calhoun County Naval IDA, Formosa Plastics Corp. Project, Rev., VRDO, LOC: Bank of America N.A., 0.760%, 03/04/09	10,000
25,000	Dallas-Fort Worth International Airport Facilities Improvement Corp., FlightSafety International, Inc. Project, Rev., VRDO, 0.680%, 03/05/09	25,000
4,965	Eclipse Funding Trust, Solar Eclipse, Keller, Series 2006-0056, GO, VRDO, MBIA, PSF-GTD, LIQ: U.S. Bank N.A., 0.600%, 03/05/09	4,965
12,470	Puttable Floating Option Tax-Exempt Receipts, Series 4591, Rev., VRDO, FHLMC, LIQ: FHLMC, 0.900%, 03/05/09	12,470
18,000	San Antonio Empowerment Zone Development Corp., Drury Southwest Hotel Project, Rev., VRDO, LOC: U.S. Bank N.A., 0.900%, 03/05/09	18,000
	State of Texas, Veterans Housing Assistance Fund,
12,560	Series II-A, GO, VRDO, 0.770%, 03/04/09	12,560
20,000	Series II-A, GO, VRDO, LIQ: Dexia Credit Local, 2.000%, 03/04/09	20,000
31,970	Tarrant County Cultural Education Facilities Finance Corp., Series 2834, Rev., VRDO, LIQ: Morgan Stanley Municipal Funding, 0.660%, 03/05/09	31,970
15,000	Texas Department of Housing & Community Affairs, Harris Branch Apartments, Rev., VRDO, FNMA, LOC: FNMA, 0.900%, 03/05/09	15,000

SEE NOTES TO FINANCIAL STATEMENTS.

70   J.P. MORGAN MONEY MARKET FUNDS        FEBRUARY 28, 2009

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Weekly Demand Notes — Continued
	Texas — Continued
6,440	Texas Department of Housing & Community Affairs, Timber Point Apartments , Series A-1, Rev., VRDO, FHLMC, LIQ: FHLMC, 0.660%, 03/04/09	6,440
15,840	Texas State Turnpike Authority, Series ROCS-RR-II-R-12195, Rev., VRDO, BHAC-CR, AMBAC, LIQ: Bayerische Landesbank, 0.740%, 03/05/09	15,840
7,330	Trinity River Authority, Community Waste Disposal Project, Rev., VRDO, LOC: Wells Fargo Bank N.A., 0.680%, 03/05/09	7,330
9,855	Wells Fargo Stage Trust, Series 20-C, Rev., VRDO, LIQ: Wells Fargo & Co., 0.660%, 03/05/09	9,855
		189,430
	Utah — 2.3%
	Utah Housing Corp.,
14,330	Series B, Rev., VRDO, LIQ: Bayerische Landesbank, 1.550%, 03/04/09	14,330
20,720	Series C, Class I, Rev., VRDO, LIQ: Bayerische Landesbank, 1.550%, 03/04/09	20,720
13,350	Series F, Rev., VRDO, LIQ: Bayerische Landesbank, 1.550%, 03/04/09	13,350
11,245	Utah Housing Finance Agency, Single Family Mortgage, Series A-2, Rev., VRDO, 1.550%, 03/04/09	11,245
		59,645
	Vermont — 0.7%
19,800	University of Vermont & State Agricultural College, EAGLE, Series 2007-0088, Class A, Rev., VRDO, FSA-CR, AMBAC, LIQ: Citibank N.A., 1.770%, 03/05/09	19,800
	Virginia — 1.1%
14,000	Capital Beltway Funding Corp., Senior Lien, I-495 Hot Lanes, Series B, Rev., VRDO, LOC: Banco Espirito Santo, 0.580%, 03/05/09	14,000
	Virginia Housing Development Authority, MERLOTS,
870	Series C-03, Rev., VRDO, 0.750%, 03/04/09	870
890	Series C-07, Rev., VRDO, 0.750%, 03/04/09	890
12,750	Series C-42, Rev., VRDO, 0.750%, 03/04/09	12,750
		28,510
	Washington — 4.1%
5,000	Vancouver Housing Authority, Pooled Housing, Rev., VRDO, FHLMC, LIQ: FHLMC, 0.630%, 03/05/09	5,000
7,200	Washington Economic Development Finance Authority, Specialty Chemical Products, Rev., VRDO, LOC: Bank of America N.A., 0.900%, 03/05/09	7,200
20,000	Washington Economic Development Finance Authority, Waste Management Inc. Project, Rev., VRDO, LOC: PNC Bank N.A., 0.900%, 03/05/09	20,000
4,800	Washington Health Care Facilities Authority, Southwest Washington Medical Center, Series A, Rev., VRDO, LOC: Allied Irish Bank plc, 1.250%, 03/05/09	4,800
9,985	Washington State Housing Finance Commission, Barkley Ridge Apartments Project, Series A, Rev., VRDO, FHLMC, LIQ: FHLMC, 0.820%, 03/04/09	9,985
14,000	Washington State Housing Finance Commission, Vintage Spokane Project, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 0.800%, 03/05/09	14,000
	Wells Fargo Stage Trust,
20,770	Series 2007-1C, Rev., VRDO, FSA, 0.690%, 03/05/09	20,770
6,870	Series 2008-5C, Rev., VRDO, FSA, LIQ: Wells Fargo & Co., 0.690%, 03/05/09	6,870
20,570	Series 35-C, Rev., VRDO, LIQ: Wells Fargo & Co., 0.680%, 03/05/09	20,570
		109,195
	West Virginia — 0.2%
6,765	Marshall County IDR, Warren Distribution, Inc., Rev., VRDO, LOC: Bank of America N.A., 0.900%, 03/05/09	6,765
	Wisconsin — 0.2%
5,690	Wisconsin Housing & EDA, Series C, Rev., VRDO, 0.780%, 03/04/09	5,690
	Total Weekly Demand Notes (Cost $1,785,712)	1,785,712
	Total Investments — 99.8% (Cost $2,638,220)*	2,638,220
	Other Assets in Excess of Liabilities — 0.2%	4,995
	NET ASSETS — 100.0%	$2,643,215

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2009        J.P. MORGAN MONEY MARKET FUNDS   71

JPMorgan Money Market Funds

NOTES TO SCHEDULES OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2009

ACES—	Automatically Convertible Securities

AGC—	American Guarantee Corp.

AMBAC—	American Municipal Bond Assurance Corp.

AMT—	Alternative Minimum Tax

ARS—	Auction Rate Security. The interest rate shown is the rate in effect as of February 28, 2009.

BAN—	Bond Anticipation Note

BHAC—	Berkshire Hathaway Assurance Corp.

CCRC—	Congregate Care Retirement Center

COLL—	Collateral

COP—	Certificate of Participation

CR—	Custodial Receipts

DN—	Discount Notes

EAGLE —	Earning of accrual generated on local tax-exempt securities

EDA —	Economic Development Authority

FGIC—	Financial Guaranty Insurance Co.

FHA—	Federal Housing Administration

FHLB—	Federal Home Loan Bank

FHLMC—	Federal Home Loan Mortgage Corp.

FNMA—	Federal National Mortgage Association

FSA—	Financial Security Assurance, Inc.

GNMA—	Government National Mortgage Association

GO—	General Obligation

GTD—	Guaranteed

IBC—	Insured Bond Certificates

ICC—	Insured Custody Certificates

IDA—	Industrial Development Authority

IDB—	Industrial Development Bank

IDR—	Industrial Development Revenue

LIQ—	Liquidity Agreement

LNS—	Loans

LOC—	Letter of Credit

MBIA—	Municipal Bond Insurance Association Corp.

MERLOTS—	Municipal Exempt Receipts Liquidity Optional Tender

PCR—	Pollution Control Revenue

PSF—	Permanent School Fund

Q-SBLF—	Qualified School Bond Loan Fund

RADIAN—	Radian Asset Assurance

RAN—	Revenue Anticipation Note

RE—	Reinsured

Rev.—	Revenue

SCAGO—	South Carolina Association of Governmental Organizations

STD—	Student

TAN—	Tax Anticipation Note

TCRS—	Transferable Custodial Receipts

TRAN—	Tax & Revenue Anticipation Note

VA—	Veterans Administration

VAR—	Variable Rate Security. The interest rate shown is the rate in effect as of February 28, 2009.

VRDO—	Variable Rate Demand Obligation. The interest rate shown is the rate in effect as of February 28, 2009.

XLCA—	XL Capital Assurance

(e)—	Security is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. Unless otherwise indicated, this security has been determined to be liquid under procedures established by the Board of Trustees and may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(g)—	Amount rounds to less than 0.1%.

(i)—	Security has been deemed illiquid pursuant to procedures approved by the Board of Trustees and may be difficult to sell.

(m)—	All or a portion of this security is reserved for current or potential holdings of futures, swaps, options, TBAs, when-issued securities, delayed delivery securities, reverse repurchase agreements, and forward foreign currency contracts.

(n)—	The rate shown is the effective yield at the date of purchase.

(p)—	Security is prerefunded or escrowed to maturity.

(t)—	The date shown represents the earliest of the next reset date, next call date, prerefunded date, next put date or final maturity date.

*—	The cost of securities is substantially the same for federal income tax purposes.

SEE NOTES TO FINANCIAL STATEMENTS.

72   J.P. MORGAN MONEY MARKET FUNDS        FEBRUARY 28, 2009

THIS PAGE IS INTENTIONALLY LEFT BLANK

FEBRUARY 28, 2009        J.P. MORGAN MONEY MARKET FUNDS   73

STATEMENTS OF ASSETS AND LIABILITIES
AS OF FEBRUARY 28, 2009

(Amounts in thousands, except per share amounts)

	Prime Money Market Fund		Liquid Assets Money Market Fund		U.S. Government Money Market Fund	U.S. Treasury Plus Money Market Fund
ASSETS:
Investments in non-affiliates, at value	$149,090,969		$12,945,580		$62,705,016	$10,169,610
Repurchase agreements, at value	18,912,391		611,839		37,568,518	11,050,441
Total investment securities, at value	168,003,360		13,557,419		100,273,534	21,220,051
Cash	1		—	(a)	5	1
Receivables:
Fund shares sold	—	(a)	—		—	—
Interest and dividends	138,137		14,067		67,225	7,890
Prepaid insurance and other assets	7,642		744		3,156	1,650
Total Assets	168,149,140		13,572,230		100,343,920	21,229,592

LIABILITIES:
Payables:
Dividends	54,470		1,208		9,985	1,712
Investment securities purchased	2,173,316		65,000		499,774	—
Fund shares redeemed	—		25		—	—
Accrued liabilities:
Investment advisory fees	9,799		828		5,896	1,373
Administration fees	7,897		636		4,179	1,093
Shareholder servicing fees	8,830		1,735		4,502	2,209
Distribution fees	862		1,105		561	94
Custodian and accounting fees	769		135		369	135
Trustees’ and Chief Compliance Officer’s fees	669		35		364	117
Other	3,793		585		2,368	870
Total Liabilities	2,260,405		71,292		527,998	7,603
Net Assets	$165,888,735		$13,500,938		$99,815,922	$21,221,989

SEE NOTES TO FINANCIAL STATEMENTS.

74   J.P. MORGAN MONEY MARKET FUNDS        FEBRUARY 28, 2009

	Prime Money Market Fund	Liquid Assets Money Market Fund	U.S. Government Money Market Fund	U.S. Treasury Plus Money Market Fund
NET ASSETS:
Paid in capital	$165,887,490	$13,500,894	$99,808,497	$21,221,269
Accumulated undistributed (distributions in excess of) net investment income	597	28	28	90
Accumulated net realized gains (losses)	648	16	7,397	630
Total Net Assets	$165,888,735	$13,500,938	$99,815,922	$21,221,989
Net Assets:
Morgan	$7,939,483	$3,567,073	$4,990,436	$1,648,642
Premier	10,888,362	660,906	3,389,001	1,393,368
Agency	14,591,611	451,480	12,778,607	2,824,679
Class B	13,709	34,781	—	1,814
Class C	11,057	468,725	—	161,891
Institutional Class	45,721,168	2,047,234	24,864,451	12,044,908
Reserve	3,927,075	832,849	181,072	2,020,603
Investor	—	714,135	—	1,126,084
Cash Management	334,078	—	—	—
Capital	82,462,192	3,953,504	53,014,849	—
Service	—	768,490	597,506	—
E*Trade	—	1,761	—	—
Total	$165,888,735	$13,500,938	$99,815,922	$21,221,989
Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Morgan	7,939,088	3,566,933	4,990,075	1,648,617
Premier	10,888,179	660,878	3,388,593	1,393,395
Agency	14,591,435	451,474	12,777,632	2,824,475
Class B	13,710	34,782	—	1,815
Class C	11,057	468,695	—	161,886
Institutional Class	45,721,587	2,047,210	24,862,965	12,044,411
Reserve	3,927,051	832,944	181,049	2,020,528
Investor	—	714,130	—	1,126,080
Cash Management	334,079	—	—	—
Capital	82,461,161	3,953,427	53,010,680	—
Service	—	768,491	597,474	—
E*Trade	—	1,761	—	—
Net asset value offering and redemption price per share (all classes)*	$1.00	$1.00	$1.00	$1.00
Cost of investments in non-affiliates	$149,090,969	$12,945,580	$62,705,016	$10,169,610
Cost of repurchase agreements	18,912,391	611,839	37,568,518	11,050,441

*	Redemption price for Class B and Class C Shares may be reduced by contingent deferred sales charges.

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2009        J.P. MORGAN MONEY MARKET FUNDS   75

STATEMENTS OF ASSETS AND LIABILITIES
AS OF FEBRUARY 28, 2009 (continued)

(Amounts in thousands, except per share amounts)

	Federal Money Market Fund	100% U.S. Treasury Securities Money Market Fund		Tax Free Money Market Fund	Municipal Money Market Fund
ASSETS:
Investments in non-affiliates, at value	$21,782,943	$33,046,690		$29,563,713	$2,638,220
Repurchase agreements, at value	—	—		356,366	—
Total investment securities, at value	21,782,943	33,046,690		29,920,079	2,638,220
Cash	1	153,563		61	137
Receivables:
Investment securities sold	—	—		74,595	—
Fund shares sold	819	—		—	—
Interest and dividends	18,461	13,156		73,743	6,421
Prepaid insurance and other assets	913	—	(a)	2,147	199
Total Assets	21,803,137	33,213,409		30,070,625	2,644,977

LIABILITIES:
Payables:
Dividends	4,119	118		6,719	145
Investment securities purchased	—	—		68,900	—
Fund shares redeemed	75	—		—	—
Accrued liabilities:
Investment advisory fees	1,332	2,160		1,807	166
Administration fees	1,062	1,762		1,469	138
Shareholder servicing fees	1,280	882		4,056	462
Distribution fees	29	—		1,703	611
Custodian and accounting fees	94	240		214	27
Trustees’ and Chief Compliance Officer’s fees	81	123		98	2
Other	367	893		679	211
Total Liabilities	8,439	6,178		85,645	1,762
Net Assets	$21,794,698	$33,207,231		$29,984,980	$2,643,215

SEE NOTES TO FINANCIAL STATEMENTS.

76   J.P. MORGAN MONEY MARKET FUNDS        FEBRUARY 28, 2009

	Federal Money Market Fund	100% U.S. Treasury Securities Money Market Fund	Tax Free Money Market Fund	Municipal Money Market Fund
NET ASSETS:
Paid in capital	$21,793,100	$33,205,372	$29,979,578	$2,642,746
Accumulated undistributed (distributions in excess of) net investment income	256	292	1,430	452
Accumulated net realized gains (losses)	1,342	1,567	3,972	17
Total Net Assets	$21,794,698	$33,207,231	$29,984,980	$2,643,215
Net Assets:
Morgan	$271,793	$2,103,069	$920,327	$430,604
Premier	1,648,481	3,629,348	5,420,621	76,975
Agency	1,583,121	2,172,668	1,412,071	72,466
Institutional Class	18,216,366	12,766,575	13,741,504	465,898
Reserve	74,937	4,920,380	8,490,457	137,957
Capital	—	7,615,191	—	—
Service	—	—	—	89,126
E*Trade	—	—	—	1,370,189
Total	$21,794,698	$33,207,231	$29,984,980	$2,643,215
Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Morgan	271,784	2,103,054	920,435	430,535
Premier	1,648,391	3,629,157	5,419,851	76,974
Agency	1,583,040	2,172,442	1,412,164	72,460
Institutional Class	18,215,355	12,765,716	13,738,335	465,758
Reserve	74,935	4,920,130	8,488,338	137,912
Capital	—	7,614,782	—	—
Service	—	—	—	89,124
E*Trade	—	—	—	1,369,973
Net asset value offering and redemption price per share (all classes)	$1.00	$1.00	$1.00	$1.00
Cost of investments in non-affiliates	$21,782,943	$33,046,690	$29,563,713	$2,638,220
Cost of repurchase agreements	—	—	356,366	—

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2009        J.P. MORGAN MONEY MARKET FUNDS   77

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED FEBRUARY 28, 2009

(Amounts in thousands)

	Prime Money Market Fund	Liquid Assets Money Market Fund	U.S. Government Money Market Fund	U.S. Treasury Plus Money Market Fund
INVESTMENT INCOME:
Interest income	$3,004,075	$318,866	$993,220	$215,845
Income from interfund lending (net)	—	52	—	—
Total investment income	3,004,075	318,918	993,220	215,845

EXPENSES:
Investment advisory fees	95,947	9,617	43,989	16,502
Administration fees	80,256	8,078	36,342	13,693
Distribution fees	7,564	14,303	6,126	6,997
Shareholder servicing fees	140,338	27,043	61,256	35,637
Custodian and accounting fees	2,475	428	1,256	474
Interest expense to affiliates	11	2	20	7
Professional fees	1,363	182	637	315
Trustees’ and Chief Compliance Officer’s fees	1,292	130	594	225
Printing and mailing costs	601	497	92	98
Registration and filing fees	1,309	225	1,589	643
Transfer agent fees	1,848	712	305	199
Insurance expense (See Note 8)	20,130	1,960	8,313	4,346
Other	1,346	165	929	394
Total expenses	354,480	63,342	161,448	79,530
Less amounts waived	(48,957)	(5,270)	(24,114)	(13,794)
Less earnings credits	(18)	(4)	(60)	(54)
Net expenses	305,505	58,068	137,274	65,682
Net investment income (loss)	2,698,570	260,850	855,946	150,163

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from investments in non-affiliates	648	16	7,397	630
Change in net assets resulting from operations	$2,699,218	$260,866	$863,343	$150,793

SEE NOTES TO FINANCIAL STATEMENTS.

78   J.P. MORGAN MONEY MARKET FUNDS        FEBRUARY 28, 2009

	Federal Money Market Fund	100% U.S. Treasury Securities Money Market Fund	Tax Free Money Market Fund	Municipal Money Market Fund
INVESTMENT INCOME:
Interest income	$311,980	$472,473	$584,970	$58,211
Income from securities lending (net)	—	3,874	—	—
Total investment income	311,980	476,347	584,970	58,211

EXPENSES:
Investment advisory fees	13,044	30,381	24,495	2,266
Administration fees	10,897	25,512	20,605	1,906
Distribution fees	314	13,960	21,267	10,499
Shareholder servicing fees	19,998	57,682	59,668	7,779
Custodian and accounting fees	412	1,324	827	111
Interest expense to affiliates	6	148	36	2
Professional fees	210	462	425	97
Trustees’ and Chief Compliance Officer’s fees	193	374	331	31
Printing and mailing costs	18	123	153	258
Registration and filing fees	380	840	430	92
Transfer agent fees	261	342	182	39
Insurance expense (See Note 8)	2,405	—	5,655	524
Other	158	529	393	48
Total expenses	48,296	131,677	134,467	23,652
Less amounts waived	(8,426)	(23,556)	(10,218)	(2,035)
Less earnings credits	(4)	(364)	(61)	(4)
Net expenses	39,866	107,757	124,188	21,613
Net investment income (loss)	272,114	368,590	460,782	36,598

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from investments in non-affiliates	1,342	1,861	3,972	58
Change in net assets resulting from operations	$273,456	$370,451	$464,754	$36,656

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2009        J.P. MORGAN MONEY MARKET FUNDS   79

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED

(Amounts in thousands)

	Prime Money Market Fund		Liquid Assets Money Market Fund
	Year Ended 2/28/2009	Year Ended 2/29/2008	Year Ended 2/28/2009	Year Ended 2/29/2008
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$2,698,570	$4,854,767	$260,850	$530,905
Net realized gain (loss)	648	1,432	16	561
Change in net assets resulting from operations	2,699,218	4,856,199	260,866	531,466

DISTRIBUTIONS TO SHAREHOLDERS:
Morgan
From net investment income	(153,748)	(311,576)	(70,221)	(132,934)
Premier
From net investment income	(203,701)	(446,083)	(15,919)	(25,659)
Agency
From net investment income	(265,922)	(487,141)	(12,813)	(17,183)
Class B
From net investment income	(161)	(272)	(374)	(723)
Class C
From net investment income	(131)	(149)	(8,946)	(19,897)
Institutional Class
From net investment income	(666,053)	(1,241,343)	(29,127)	(77,087)
Reserve
From net investment income	(48,165)	(81,063)	(25,858)	(88,548)
Investor
From net investment income	—	—	(15,639)	(51,701)
Cash Management
From net investment income	(1,530)	(19,238)	—	—
Capital
From net investment income	(1,359,001)	(2,268,060)	(72,920)	(117,172)
Service
From net investment income	—	—	(9,033)	(1)
E*Trade (a)
From net investment income	—	—	— (b)	—
Total distributions to shareholders	(2,698,412)	(4,854,925)	(260,850)	(530,905)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	65,218,864	11,683,663	1,939,146	898,031

NET ASSETS:
Change in net assets	65,219,670	11,684,937	1,939,162	898,592
Beginning of period	100,669,065	88,984,128	11,561,776	10,663,184
End of period	$165,888,735	$100,669,065	$13,500,938	$11,561,776
Accumulated undistributed (distributions in excess of) net investment income	$597	$(971)	$28	$(529)

(a)	Commencement of offering of class of shares effective January 8, 2009 for Liquid Assets Money Market Fund.

(b)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

80   J.P. MORGAN MONEY MARKET FUNDS        FEBRUARY 28, 2009

	U.S. Government Money Market Fund		U.S. Treasury Plus Money Market Fund
	Year Ended 2/28/2009	Year Ended 2/29/2008	Year Ended 2/28/2009	Year Ended 2/29/2008
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$855,946	$952,235	$150,163	$417,319
Net realized gain (loss)	7,397	494	630	327
Change in net assets resulting from operations	863,343	952,729	150,793	417,646

DISTRIBUTIONS TO SHAREHOLDERS:
Morgan
From net investment income	(54,735)	(147,373)	(14,407)	(75,875)
Premier
From net investment income	(38,248)	(85,520)	(10,161)	(57,117)
Agency
From net investment income	(133,825)	(185,587)	(14,009)	(32,493)
Class B
From net investment income	—	—	(8)	(52)
Class C
From net investment income	—	—	(514)	(1,999)
Institutional Class
From net investment income	(181,860)	(168,452)	(91,486)	(131,180)
Reserve
From net investment income	(3,773)	(14,465)	(9,063)	(53,473)
Investor
From net investment income	—	—	(10,481)	(65,165)
Capital
From net investment income	(442,382)	(350,801)	—	—
Service
From net investment income	(1,138)	(22)	—	—
Total distributions to shareholders	(855,961)	(952,220)	(150,129)	(417,354)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	66,478,616	15,174,915	8,358,502	4,861,592

NET ASSETS:
Change in net assets	66,485,998	15,175,424	8,359,166	4,861,884
Beginning of period	33,329,924	18,154,500	12,862,823	8,000,939
End of period	$99,815,922	$33,329,924	$21,221,989	$12,862,823
Accumulated undistributed (distributions in excess of) net investment income	$28	$(450)	$90	$(271)

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2009        J.P. MORGAN MONEY MARKET FUNDS   81

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Federal Money Market Fund		100% U.S. Treasury Securities Money Market Fund
	Year Ended 2/28/2009	Year Ended 2/29/2008	Year Ended 2/28/2009	Year Ended 2/29/2008
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$272,114	$485,197	$368,590	$656,237
Net realized gain (loss)	1,342	359	1,861	155
Change in net assets resulting from operations	273,456	485,556	370,451	656,392

DISTRIBUTIONS TO SHAREHOLDERS:
Morgan
From net investment income	(3,735)	(9,749)	(19,904)	(82,605)
Premier
From net investment income	(18,677)	(35,904)	(30,480)	(69,197)
Agency
From net investment income	(13,977)	(12,185)	(24,479)	(35,906)
Institutional Class
From net investment income	(235,505)	(426,666)	(157,459)	(242,290)
Reserve
From net investment income	(220)	(693)	(28,712)	(82,186)
Capital
From net investment income	—	—	(107,737)	(143,929)
Total distributions to shareholders	(272,114)	(485,197)	(368,771)	(656,113)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	6,233,117	8,853,805	2,654,869	21,855,429

NET ASSETS:
Change in net assets	6,234,459	8,854,164	2,656,549	21,855,708
Beginning of period	15,560,239	6,706,075	30,550,682	8,694,974
End of period	$21,794,698	$15,560,239	$33,207,231	$30,550,682
Accumulated undistributed (distributions in excess of) net investment income	$256	$(80)	$292	$96

SEE NOTES TO FINANCIAL STATEMENTS.

82   J.P. MORGAN MONEY MARKET FUNDS        FEBRUARY 28, 2009

	Tax Free Money Market Fund		Municipal Money Market Fund
	Year Ended 2/28/2009	Year Ended 2/29/2008	Year Ended 2/28/2009	Year Ended 2/29/2008
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$460,782	$643,993	$36,598	$106,456
Net realized gain (loss)	3,972	3,646	58	536
Change in net assets resulting from operations	464,754	647,639	36,656	106,992

DISTRIBUTIONS TO SHAREHOLDERS:
Morgan
From net investment income	(11,724)	(23,884)	(6,519)	(8,724)
From net realized gains	—	—	—	(27)
Premier
From net investment income	(69,181)	(78,289)	(1,673)	(15,728)
From net realized gains	—	—	—	(33)
Agency
From net investment income	(19,523)	(13,503)	(1,529)	(720)
From net realized gains	—	—	—	(2)
Institutional Class
From net investment income	(265,273)	(373,394)	(7,462)	(29,195)
From net realized gains	—	—	—	(62)
Reserve
From net investment income	(95,010)	(155,430)	(2,313)	(7,120)
From net realized gains	—	—	—	(19)
Service
From net investment income	—	—	(444)	— (a)
From net realized gains	—	—	—	— (a)
E*Trade
From net investment income	—	—	(16,658)	(44,966)
From net realized gains	—	—	—	(139)
Total distributions to shareholders	(460,711)	(644,500)	(36,598)	(106,735)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	4,867,572	9,285,556	(293,526)	(505,788)

NET ASSETS:
Change in net assets	4,871,615	9,288,695	(293,468)	(505,531)
Beginning of period	25,113,365	15,824,670	2,936,683	3,442,214
End of period	$29,984,980	$25,113,365	$2,643,215	$2,936,683
Accumulated undistributed (distributions in excess of) net investment income	$1,430	$1,359	$452	$210

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2009        J.P. MORGAN MONEY MARKET FUNDS   83

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Prime Money Market Fund		Liquid Assets Money Market Fund
	Year Ended 2/28/2009	Year Ended 2/29/2008	Year Ended 2/28/2009	Year Ended 2/29/2008
CAPITAL TRANSACTIONS:
Morgan
Proceeds from shares issued	$751,933,312	$625,349,291	$3,255,134	$4,755,006
Dividends and distributions reinvested	80,328	171,873	68,882	130,528
Cost of shares redeemed	(751,273,855)	(624,283,245)	(3,079,038)	(4,347,456)
Change in net assets from Morgan capital transactions	$739,785	$1,237,919	$244,978	$538,078
Premier
Proceeds from shares issued	$526,266,897	$606,832,392	$2,992,471	$2,533,479
Dividends and distributions reinvested	103,867	210,021	12,816	16,766
Cost of shares redeemed	(524,588,240)	(605,781,643)	(3,098,473)	(2,342,095)
Change in net assets from Premier capital transactions	$1,782,524	$1,260,770	$(93,186)	$208,150
Agency
Proceeds from shares issued	$277,138,776	$241,638,474	$3,779,114	$4,499,319
Dividends and distributions reinvested	205,594	391,963	11,152	15,936
Cost of shares redeemed	(273,393,385)	(242,016,105)	(3,838,378)	(4,199,078)
Change in net assets from Agency capital transactions	$3,950,985	$14,332	$(48,112)	$316,177
Class B
Proceeds from shares issued	$15,515	$9,769	$35,232	$12,676
Dividends and distributions reinvested	150	241	357	688
Cost of shares redeemed	(9,859)	(8,268)	(19,818)	(13,071)
Change in net assets from Class B capital transactions	$5,806	$1,742	$15,771	$293
Class C
Proceeds from shares issued	$15,172	$9,757	$294,226	$615,455
Dividends and distributions reinvested	117	126	8,923	19,872
Cost of shares redeemed	(10,119)	(5,493)	(451,171)	(513,572)
Change in net assets from Class C capital transactions	$5,170	$4,390	$(148,022)	$121,755
Institutional Class
Proceeds from shares issued	$288,156,879	$296,065,849	$8,235,395	$7,830,825
Dividends and distributions reinvested	389,202	735,073	26,105	68,410
Cost of shares redeemed	(271,180,738)	(293,854,229)	(7,426,017)	(8,357,560)
Change in net assets from Institutional Class capital transactions	$17,365,343	$2,946,693	$835,483	$(458,325)

SEE NOTES TO FINANCIAL STATEMENTS.

84   J.P. MORGAN MONEY MARKET FUNDS        FEBRUARY 28, 2009

	Prime Money Market Fund		Liquid Assets Money Market Fund
	Year Ended 2/28/2009	Year Ended 2/29/2008	Year Ended 2/28/2009	Year Ended 2/29/2008
CAPITAL TRANSACTIONS (continued):
Reserve
Proceeds from shares issued	$433,836,941	$426,062,650	$287,871,108	$472,466,344
Dividends and distributions reinvested	14,868	4,802	1,497	3,939
Cost of shares redeemed	(431,826,305)	(424,627,710)	(288,991,751)	(471,979,685)
Change in net assets from Reserve capital transactions	$2,025,504	$1,439,742	$(1,119,146)	$490,598
Investor
Proceeds from shares issued	$—	$—	$2,265,359	$2,320,265
Dividends and distributions reinvested	—	—	5,290	9,749
Cost of shares redeemed	—	—	(2,301,898)	(3,426,089)
Change in net assets from Investor capital transactions	$—	$—	$(31,249)	$(1,096,075)
Cash Management
Proceeds from shares issued	$807,106	$2,717,056	$—	$—
Dividends and distributions reinvested	232	4,212	—	—
Cost of shares redeemed	(796,701)	(2,426,293)	—	—
Change in net assets from Cash Management capital transactions	$10,637	$294,975	$—	$—
Capital
Proceeds from shares issued	$830,223,678	$668,115,229	$42,697,981	$33,744,387
Dividends and distributions reinvested	776,104	1,430,816	53,616	89,729
Cost of shares redeemed	(791,666,672)	(665,062,945)	(41,239,203)	(33,056,737)
Change in net assets from Capital capital transactions	$39,333,110	$4,483,100	$1,512,394	$777,379
Service
Proceeds from shares issued	$—	$—	$156,664,704	$— (b)
Dividends and distributions reinvested	—	—	24	1
Cost of shares redeemed	—	—	(155,896,254)	— (b)
Change in net assets from Service capital transactions	$—	$—	$768,474	$1
E*Trade (a)
Proceeds from shares issued	$—	$—	$2,636	$—
Dividends and distributions reinvested	—	—	— (b)	—
Cost of shares redeemed	—	—	(875)	—
Change in net assets from E*Trade capital transactions	$—	$—	$1,761	$—

Total change in net assets from capital transactions	$65,218,864	$11,683,663	$1,939,146	$898,031

(a)	Commencement of offering of class of shares effective January 8, 2009 for Liquid Assets Money Market Fund.

(b)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2009        J.P. MORGAN MONEY MARKET FUNDS   85

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Prime Money Market Fund		Liquid Assets Money Market Fund
	Year Ended 2/28/2009	Year Ended 2/29/2008	Year Ended 2/28/2009	Year Ended 2/29/2008
SHARE TRANSACTIONS:
Morgan
Issued	751,933,312	625,349,291	3,255,134	4,755,006
Reinvested	80,328	171,873	68,882	130,528
Redeemed	(751,273,855)	(624,283,245)	(3,079,038)	(4,347,456)
Change in Morgan Shares	739,785	1,237,919	244,978	538,078
Premier
Issued	526,266,897	606,832,392	2,992,471	2,533,479
Reinvested	103,867	210,021	12,816	16,766
Redeemed	(524,588,240)	(605,781,643)	(3,098,473)	(2,342,095)
Change in Premier Shares	1,782,524	1,260,770	(93,186)	208,150
Agency
Issued	277,138,776	241,638,474	3,779,114	4,499,319
Reinvested	205,594	391,963	11,152	15,936
Redeemed	(273,393,385)	(242,016,105)	(3,838,378)	(4,199,078)
Change in Agency Shares	3,950,985	14,332	(48,112)	316,177
Class B
Issued	15,515	9,769	35,232	12,676
Reinvested	150	241	357	688
Redeemed	(9,859)	(8,268)	(19,818)	(13,071)
Change in Class B Shares	5,806	1,742	15,771	293
Class C
Issued	15,172	9,757	294,226	615,455
Reinvested	117	126	8,923	19,872
Redeemed	(10,119)	(5,493)	(451,171)	(513,572)
Change in Class C Shares	5,170	4,390	(148,022)	121,755
Institutional Class
Issued	288,156,879	296,065,849	8,235,395	7,830,825
Reinvested	389,202	735,073	26,105	68,410
Redeemed	(271,180,738)	(293,854,229)	(7,426,017)	(8,357,560)
Change in Institutional Class Shares	17,365,343	2,946,693	835,483	(458,325)

SEE NOTES TO FINANCIAL STATEMENTS.

86   J.P. MORGAN MONEY MARKET FUNDS        FEBRUARY 28, 2009

	Prime Money Market Fund		Liquid Assets Money Market Fund
	Year Ended 2/28/2009	Year Ended 2/29/2008	Year Ended 2/28/2009	Year Ended 2/29/2008
SHARE TRANSACTIONS (continued):
Reserve
Issued	433,836,941	426,062,650	287,871,108	472,466,344
Reinvested	14,868	4,802	1,497	3,939
Redeemed	(431,826,305)	(424,627,710)	(288,991,751)	(471,979,685)
Change in Reserve Shares	2,025,504	1,439,742	(1,119,146)	490,598
Investor
Issued	—	—	2,265,359	2,320,265
Reinvested	—	—	5,290	9,749
Redeemed	—	—	(2,301,898)	(3,426,089)
Change in Investor Shares	—	—	(31,249)	(1,096,075)
Cash Management
Issued	807,106	2,717,056	—	—
Reinvested	232	4,212	—	—
Redeemed	(796,701)	(2,426,293)	—	—
Change in Cash Management Shares	10,637	294,975	—	—
Capital
Issued	830,223,678	668,115,229	42,697,981	33,744,387
Reinvested	776,104	1,430,816	53,616	89,729
Redeemed	(791,666,672)	(665,062,945)	(41,239,203)	(33,056,737)
Change in Capital Shares	39,333,110	4,483,100	1,512,394	777,379
Service
Issued	—	—	156,664,704	— (b)
Reinvested	—	—	24	1
Redeemed	—	—	(155,896,254)	— (b)
Change in Service Shares	—	—	768,474	1
E*Trade (a)
Issued	—	—	2,636	—
Reinvested	—	—	— (b)	—
Redeemed	—	—	(875)	—
Change in E*Trade Shares	—	—	1,761	—

(a)	Commencement of offering of class of shares effective January 8, 2009 for Liquid Assets Money Market Fund.

(b)	Amount rounds to less than 1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2009        J.P. MORGAN MONEY MARKET FUNDS   87

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	U.S. Government Money Market Fund		U.S. Treasury Plus Money Market Fund
	Year Ended 2/28/2009	Year Ended 2/29/2008	Year Ended 2/28/2009	Year Ended 2/29/2008
CAPITAL TRANSACTIONS:
Morgan
Proceeds from shares issued	$510,677,211	$464,674,127	$252,011,844	$284,592,007
Dividends and distributions reinvested	18,274	38,993	3,662	18,898
Cost of shares redeemed	(509,062,488)	(464,601,322)	(252,306,266)	(284,581,530)
Change in net assets from Morgan capital transactions	$1,632,997	$111,798	$(290,760)	$29,375
Premier
Proceeds from shares issued	$172,398,199	$167,128,837	$28,347,665	$26,019,652
Dividends and distributions reinvested	22,283	41,992	3,676	18,082
Cost of shares redeemed	(170,888,409)	(166,938,340)	(28,090,640)	(26,329,341)
Change in net assets from Premier capital transactions	$1,532,073	$232,489	$260,701	$(291,607)
Agency
Proceeds from shares issued	$140,727,874	$112,355,236	$35,796,425	$14,950,152
Dividends and distributions reinvested	119,450	153,419	11,461	20,067
Cost of shares redeemed	(133,237,990)	(111,230,939)	(34,002,912)	(14,847,557)
Change in net assets from Agency capital transactions	$7,609,334	$1,277,716	$1,804,974	$122,662
Class B
Proceeds from shares issued	$—	$—	$1,922	$822
Dividends and distributions reinvested	—	—	7	50
Cost of shares redeemed	—	—	(1,657)	(858)
Change in net assets from Class B capital transactions	$—	$—	$272	$14
Class C
Proceeds from shares issued	$—	$—	$197,907	$211,503
Dividends and distributions reinvested	—	—	514	1,999
Cost of shares redeemed	—	—	(130,066)	(147,997)
Change in net assets from Class C capital transactions	$—	$—	$68,355	$65,505

SEE NOTES TO FINANCIAL STATEMENTS.

88   J.P. MORGAN MONEY MARKET FUNDS        FEBRUARY 28, 2009

	U.S. Government Money Market Fund		U.S. Treasury Plus Money Market Fund
	Year Ended 2/28/2009	Year Ended 2/29/2008	Year Ended 2/28/2009	Year Ended 2/29/2008
CAPITAL TRANSACTIONS (continued):
Institutional Class
Proceeds from shares issued	$119,273,608	$34,635,374	$117,436,205	$26,923,520
Dividends and distributions reinvested	146,585	126,900	61,827	86,992
Cost of shares redeemed	(101,581,155)	(29,804,411)	(111,527,458)	(21,946,445)
Change in net assets from Institutional Class capital transactions	$17,839,038	$4,957,863	$5,970,574	$5,064,067
Reserve
Proceeds from shares issued	$61,445,724	$82,039,901	$260,199,351	$324,670,266
Dividends and distributions reinvested	96	416	1,261	3,269
Cost of shares redeemed	(61,545,100)	(82,103,588)	(259,411,709)	(324,318,141)
Change in net assets from Reserve capital transactions	$(99,280)	$(63,271)	$788,903	$355,394
Investor
Proceeds from shares issued	$—	$—	$4,055,036	$4,523,934
Dividends and distributions reinvested	—	—	1,171	6,381
Cost of shares redeemed	—	—	(4,300,724)	(5,014,133)
Change in net assets from Investor capital transactions	$—	$—	$(244,517)	$(483,818)
Capital
Proceeds from shares issued	$251,912,496	$74,703,799	$—	$—
Dividends and distributions reinvested	297,905	197,389	—	—
Cost of shares redeemed	(214,843,169)	(66,243,104)	—	—
Change in net assets from Capital capital transactions	$37,367,232	$8,658,084	$—	$—
Service
Proceeds from shares issued	$25,774,944	$249,987	$—	$—
Dividends and distributions reinvested	322	22	—	—
Cost of shares redeemed	(25,178,044)	(249,773)	—	—
Change in net assets from Service capital transactions	$597,222	$236	$—	$—

Total change in net assets from capital transactions	$66,478,616	$15,174,915	$8,358,502	$4,861,592

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2009        J.P. MORGAN MONEY MARKET FUNDS   89

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	U.S. Government Money Market Fund		U.S. Treasury Plus Money Market Fund
	Year Ended 2/28/2009	Year Ended 2/29/2008	Year Ended 2/28/2009	Year Ended 2/29/2008
SHARE TRANSACTIONS:
Morgan
Issued	510,677,211	464,674,127	252,011,844	284,592,007
Reinvested	18,274	38,993	3,662	18,898
Redeemed	(509,062,488)	(464,601,322)	(252,306,266)	(284,581,530)
Change in Morgan Shares	1,632,997	111,798	(290,760)	29,375
Premier
Issued	172,398,199	167,128,837	28,347,665	26,019,652
Reinvested	22,283	41,992	3,676	18,082
Redeemed	(170,888,409)	(166,938,340)	(28,090,640)	(26,329,341)
Change in Premier Shares	1,532,073	232,489	260,701	(291,607)
Agency
Issued	140,727,874	112,355,236	35,796,425	14,950,152
Reinvested	119,450	153,419	11,461	20,067
Redeemed	(133,237,990)	(111,230,939)	(34,002,912)	(14,847,557)
Change in Agency Shares	7,609,334	1,277,716	1,804,974	122,662
Class B
Issued	—	—	1,922	822
Reinvested	—	—	7	50
Redeemed	—	—	(1,657)	(858)
Change in Class B Shares	—	—	272	14
Class C
Issued	—	—	197,907	211,503
Reinvested	—	—	514	1,999
Redeemed	—	—	(130,066)	(147,997)
Change in Class C Shares	—	—	68,355	65,505

SEE NOTES TO FINANCIAL STATEMENTS.

90   J.P. MORGAN MONEY MARKET FUNDS        FEBRUARY 28, 2009

	U.S. Government Money Market Fund		U.S. Treasury Plus Money Market Fund
	Year Ended 2/28/2009	Year Ended 2/29/2008	Year Ended 2/28/2009	Year Ended 2/29/2008
SHARE TRANSACTIONS (continued):
Institutional Class
Issued	119,273,608	34,635,374	117,436,205	26,923,520
Reinvested	146,585	126,900	61,827	86,992
Redeemed	(101,581,155)	(29,804,411)	(111,527,458)	(21,946,445)
Change in Institutional Class Shares	17,839,038	4,957,863	5,970,574	5,064,067
Reserve
Issued	61,445,724	82,039,901	260,199,351	324,670,266
Reinvested	96	416	1,261	3,269
Redeemed	(61,545,100)	(82,103,588)	(259,411,709)	(324,318,141)
Change in Reserve Shares	(99,280)	(63,271)	788,903	355,394
Investor
Issued	—	—	4,055,036	4,523,934
Reinvested	—	—	1,171	6,381
Redeemed	—	—	(4,300,724)	(5,014,133)
Change in Investor Shares	—	—	(244,517)	(483,818)
Capital
Issued	251,912,496	74,703,799	—	—
Reinvested	297,905	197,389	—	—
Redeemed	(214,843,169)	(66,243,104)	—	—
Change in Capital Shares	37,367,232	8,658,084	—	—
Service
Issued	25,774,944	249,987	—	—
Reinvested	322	22	—	—
Redeemed	(25,178,044)	(249,773)	—	—
Change in Service Shares	597,222	236	—	—

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2009        J.P. MORGAN MONEY MARKET FUNDS   91

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Federal Money Market Fund		100% U.S. Treasury Securities Money Market Fund
	Year Ended 2/28/2009	Year Ended 2/29/2008	Year Ended 2/28/2009	Year Ended 2/29/2008
CAPITAL TRANSACTIONS:
Morgan
Proceeds from shares issued	$5,193,630	$7,925,705	$122,467,736	$89,097,576
Dividends and distributions reinvested	3,084	6,417	13,983	55,875
Cost of shares redeemed	(5,220,676)	(7,871,768)	(122,738,085)	(88,687,512)
Change in net assets from Morgan capital transactions	$(23,962)	$60,354	$(256,366)	$465,939
Premier
Proceeds from shares issued	$5,351,240	$3,635,129	$198,769,844	$203,393,487
Dividends and distributions reinvested	13,281	27,179	16,219	20,914
Cost of shares redeemed	(4,845,020)	(3,138,318)	(197,509,102)	(202,353,656)
Change in net assets from Premier capital transactions	$519,501	$523,990	$1,276,961	$1,060,745
Agency
Proceeds from shares issued	$4,505,821	$1,541,398	$44,225,481	$11,240,964
Dividends and distributions reinvested	9,438	6,909	19,793	31,192
Cost of shares redeemed	(3,502,671)	(1,150,197)	(43,379,402)	(10,521,991)
Change in net assets from Agency capital transactions	$1,012,588	$398,110	$865,872	$750,165
Institutional Class
Proceeds from shares issued	$57,312,710	$34,040,122	$58,519,540	$46,389,524
Dividends and distributions reinvested	159,390	352,147	86,460	134,137
Cost of shares redeemed	(52,793,560)	(26,548,151)	(58,847,026)	(36,301,779)
Change in net assets from Institutional Class capital transactions	$4,678,540	$7,844,118	$(241,026)	$10,221,882
Reserve
Proceeds from shares issued	$583,585	$62,876	$23,848,008	$15,561,788
Dividends and distributions reinvested	202	661	11,432	33,529
Cost of shares redeemed	(537,337)	(36,304)	(22,703,067)	(12,617,505)
Change in net assets from Reserve capital transactions	$46,450	$27,233	$1,156,373	$2,977,812
Capital
Proceeds from shares issued	$—	$—	$31,042,378	$28,181,961
Dividends and distributions reinvested	—	—	76,575	82,855
Cost of shares redeemed	—	—	(31,265,898)	(21,885,930)
Change in net assets from Capital capital transactions	$—	$—	$(146,945)	$6,378,886

Total change in net assets from capital transactions	$6,233,117	$8,853,805	$2,654,869	$21,855,429

SEE NOTES TO FINANCIAL STATEMENTS.

92   J.P. MORGAN MONEY MARKET FUNDS        FEBRUARY 28, 2009

	Federal Money Market Fund		100% U.S. Treasury Securities Money Market Fund
	Year Ended 2/28/2009	Year Ended 2/29/2008	Year Ended 2/28/2009	Year Ended 2/29/2008
SHARE TRANSACTIONS:
Morgan
Issued	5,193,629	7,925,705	122,467,728	89,097,576
Reinvested	3,084	6,417	13,983	55,875
Redeemed	(5,220,669)	(7,871,768)	(122,738,085)	(88,687,512)
Change in Morgan Shares	(23,956)	60,354	(256,374)	465,939
Premier
Issued	5,350,804	3,635,129	198,769,833	203,393,487
Reinvested	13,281	27,179	16,219	20,914
Redeemed	(4,845,020)	(3,138,318)	(197,509,102)	(202,353,656)
Change in Premier Shares	519,065	523,990	1,276,950	1,060,745
Agency
Issued	4,505,821	1,541,398	44,225,473	11,240,964
Reinvested	9,438	6,909	19,793	31,192
Redeemed	(3,502,642)	(1,150,197)	(43,379,403)	(10,521,991)
Change in Agency Shares	1,012,617	398,110	865,863	750,165
Institutional Class
Issued	57,312,710	34,040,122	58,519,498	46,389,524
Reinvested	159,390	352,147	86,460	134,137
Redeemed	(52,793,160)	(26,548,151)	(58,847,026)	(36,301,779)
Change in Institutional Class Shares	4,678,940	7,844,118	(241,068)	10,221,882
Reserve
Issued	583,585	62,876	23,847,996	15,561,788
Reinvested	202	661	11,432	33,529
Redeemed	(537,336)	(36,304)	(22,703,067)	(12,617,505)
Change in Reserve Shares	46,451	27,233	1,156,361	2,977,812
Capital
Issued	—	—	31,042,350	28,181,961
Reinvested	—	—	76,575	82,855
Redeemed	—	—	(31,265,898)	(21,885,930)
Change in Capital Shares	—	—	(146,973)	6,378,886

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2009        J.P. MORGAN MONEY MARKET FUNDS   93

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Tax Free Money Market Fund		Municipal Money Market Fund
	Year Ended 2/28/2009	Year Ended 2/29/2008	Year Ended 2/28/2009	Year Ended 2/29/2008
CAPITAL TRANSACTIONS:
Morgan
Proceeds from shares issued	$102,082,926	$85,575,701	$886,812		$1,201,980
Dividends and distributions reinvested	5,514	11,471	6,390		8,641
Cost of shares redeemed	(101,926,621)	(85,399,846)	(775,740)		(1,212,555)
Change in net assets from Morgan capital transactions	$161,819	$187,326	$117,462		$(1,934)
Premier
Proceeds from shares issued	$20,859,970	$11,010,623	$229,549		$927,144
Dividends and distributions reinvested	17,485	17,077	1,130		3,028
Cost of shares redeemed	(19,536,622)	(9,027,807)	(279,956)		(1,841,156)
Change in net assets from Premier capital transactions	$1,340,833	$1,999,893	$(49,277)		$(910,984)
Agency
Proceeds from shares issued	$5,157,542	$2,531,641	$175,773		$280,924
Dividends and distributions reinvested	13,047	12,295	1,059		705
Cost of shares redeemed	(4,294,153)	(2,296,572)	(123,947)		(278,479)
Change in net assets from Agency capital transactions	$876,436	$247,364	$52,885		$3,150
Institutional Class
Proceeds from shares issued	$64,710,424	$67,235,434	$2,976,228		$5,504,536
Dividends and distributions reinvested	132,704	198,095	4,052		21,880
Cost of shares redeemed	(63,597,183)	(63,197,014)	(3,162,274)		(5,115,034)
Change in net assets from Institutional Class capital transactions	$1,245,945	$4,236,515	$(181,994)		$411,382
Reserve
Proceeds from shares issued	$38,734,625	$30,756,453	$31,236,937		$55,519,720
Dividends and distributions reinvested	9,760	8,290	383		256
Cost of shares redeemed	(37,501,846)	(28,150,285)	(31,325,282)		(55,407,731)
Change in net assets from Reserve capital transactions	$1,242,539	$2,614,458	$(87,962)		$112,245
Service
Proceeds from shares issued	$—	$—	$4,908,800		$— (a)
Dividends and distributions reinvested	—	—	9		— (a)
Cost of shares redeemed	—	—	(4,819,700)		— (a)
Change in net assets from Service capital transactions	$—	$—	$89,109	$	— (a)
E*Trade
Proceeds from shares issued	$—	$—	$722,041		$890,267
Dividends and distributions reinvested	—	—	16,659		45,105
Cost of shares redeemed	—	—	(972,449)		(1,055,019)
Change in net assets from E*Trade capital transactions	$—	$—	$(233,749)		$(119,647)

Total change in net assets from capital transactions	$4,867,572	$9,285,556	$(293,526)		$(505,788)

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

94   J.P. MORGAN MONEY MARKET FUNDS        FEBRUARY 28, 2009

	Tax Free Money Market Fund		Municipal Money Market Fund
	Year Ended 2/28/2009	Year Ended 2/29/2008	Year Ended 2/28/2009	Year Ended 2/29/2008
SHARE TRANSACTIONS:
Morgan
Issued	102,082,926	85,575,701	886,811	1,201,969
Reinvested	5,514	11,471	6,390	8,641
Redeemed	(101,926,621)	(85,399,846)	(775,739)	(1,212,555)
Change in Morgan Shares	161,819	187,326	117,462	(1,945)
Premier
Issued	20,859,970	11,010,623	229,549	927,144
Reinvested	17,485	17,077	1,130	3,028
Redeemed	(19,536,622)	(9,027,807)	(279,956)	(1,840,998)
Change in Premier Shares	1,340,833	1,999,893	(49,277)	(910,826)
Agency
Issued	5,157,542	2,531,641	175,773	280,922
Reinvested	13,047	12,295	1,059	705
Redeemed	(4,294,153)	(2,296,572)	(123,947)	(278,475)
Change in Agency Shares	876,436	247,364	52,885	3,152
Institutional Class
Issued	64,710,424	67,235,434	2,976,227	5,504,488
Reinvested	132,704	198,095	4,052	21,880
Redeemed	(63,597,183)	(63,197,014)	(3,162,273)	(5,115,034)
Change in Institutional Class Shares	1,245,945	4,236,515	(181,994)	411,334
Reserve
Issued	38,734,625	30,756,453	31,236,937	55,519,706
Reinvested	9,760	8,290	383	256
Redeemed	(37,501,846)	(28,150,285)	(31,325,282)	(55,407,731)
Change in Reserve Shares	1,242,539	2,614,458	(87,962)	112,231
Service
Issued	—	—	4,908,800	— (a)
Reinvested	—	—	9	— (a)
Redeemed	—	—	(4,819,700)	— (a)
Change in Service Shares	—	—	89,109	— (a)
E*Trade
Issued	—	—	722,041	890,180
Reinvested	—	—	16,659	45,105
Redeemed	—	—	(972,449)	(1,055,019)
Change in E*Trade Shares	—	—	(233,749)	(119,734)

(a)	Amount rounds to less than 1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2009        J.P. MORGAN MONEY MARKET FUNDS   95

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations						Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized gains (losses) on investments		Total from investment operations		Net investment income	Net asset value, end of period
Prime Money Market Fund
Morgan
Year Ended February 28, 2009	$1.00	$0.02		$—	(e)	$0.02		$(0.02)	$1.00
Year Ended February 29, 2008	1.00	0.05		—	(e)	0.05		(0.05)	1.00
Year Ended February 28, 2007	1.00	0.05		—	(e)	0.05		(0.05)	1.00
September 1, 2005 through February 28, 2006 (d)	1.00	0.02		—	(e)	0.02		(0.02)	1.00
Year Ended August 31, 2005	1.00	0.02		—		0.02		(0.02)	1.00
Year Ended August 31, 2004	1.00	0.01		—		0.01		(0.01)	1.00

Premier
Year Ended February 28, 2009	1.00	0.02		—	(e)	0.02		(0.02)	1.00
Year Ended February 29, 2008	1.00	0.05		—	(e)	0.05		(0.05)	1.00
Year Ended February 28, 2007	1.00	0.05		—	(e)	0.05		(0.05)	1.00
September 1, 2005 through February 28, 2006 (d)	1.00	0.02		—	(e)	0.02		(0.02)	1.00
Year Ended August 31, 2005	1.00	0.02		—		0.02		(0.02)	1.00
Year Ended August 31, 2004	1.00	0.01		—		0.01		(0.01)	1.00

Agency
Year Ended February 28, 2009	1.00	0.02		—	(e)	0.02		(0.02)	1.00
Year Ended February 29, 2008	1.00	0.05		—	(e)	0.05		(0.05)	1.00
Year Ended February 28, 2007	1.00	0.05		—	(e)	0.05		(0.05)	1.00
September 1, 2005 through February 28, 2006 (d)	1.00	0.02		—	(e)	0.02		(0.02)	1.00
Year Ended August 31, 2005	1.00	0.03		—		0.03		(0.03)	1.00
Year Ended August 31, 2004	1.00	0.01		—		0.01		(0.01)	1.00

Class B
Year Ended February 28, 2009	1.00	0.02		—	(e)	0.02		(0.02)	1.00
Year Ended February 29, 2008	1.00	0.04		—	(e)	0.04		(0.04)	1.00
Year Ended February 28, 2007	1.00	0.04		—	(e)	0.04		(0.04)	1.00
September 1, 2005 through February 28, 2006 (d)	1.00	0.02		—	(e)	0.02		(0.02)	1.00
Year Ended August 31, 2005	1.00	0.02		—		0.02		(0.02)	1.00
Year Ended August 31, 2004	1.00	—	(e)	—		—	(e)	— (e)	1.00

Class C
Year Ended February 28, 2009	1.00	0.02		—	(e)	0.02		(0.02)	1.00
Year Ended February 29, 2008	1.00	0.04		—	(e)	0.04		(0.04)	1.00
Year Ended February 28, 2007	1.00	0.04		—	(e)	0.04		(0.04)	1.00
September 1, 2005 through February 28, 2006 (d)	1.00	0.02		—	(e)	0.02		(0.02)	1.00
Year Ended August 31, 2005	1.00	0.02		—		0.02		(0.02)	1.00
Year Ended August 31, 2004	1.00	—	(e)	—		—	(e)	— (e)	1.00

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.

(d)	The Fund changed its fiscal year end from August 31 to the last day of February.

(e)	Amount rounds to less than $0.01.

(f)	Includes a gain incurred resulting from a payment by affiliate. The effect is less than 0.01% on total return.

(g)	Includes insurance expense of 0.02% (See Note 8).

(h)	Includes insurance expense of 0.01% (See Note 8).

SEE NOTES TO FINANCIAL STATEMENTS.

96   J.P. MORGAN MONEY MARKET FUNDS        FEBRUARY 28, 2009

Ratios/Supplemental data
			Ratios to average net assets (a)
Total return (excludes sales charge) (b)		Net assets end of period (000’s)	Net expenses (c)		Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits

2.09%		$7,939,483	0.52	%(g)	2.05%	0.52%
4.75	(f)	7,199,661	0.51		4.64	0.52
4.79		5,961,657	0.51		4.72	0.53
1.80		3,995,204	0.51		3.61	0.53
2.08		3,771,089	0.55		2.05	0.58
0.59		3,919,246	0.59		0.59	0.63

2.14		10,888,362	0.47	(g)	2.08	0.47
4.82	(f)	9,105,808	0.45		4.72	0.47
4.85		7,844,932	0.45		4.75	0.48
1.83		7,450,365	0.45		3.65	0.48
2.18		8,577,924	0.15		2.22	0.48
0.73		5,887,641	0.45		0.73	0.47

2.34		14,591,611	0.27	(h)	2.27	0.32
5.02	(f)	10,640,542	0.26		4.88	0.32
5.05		10,626,102	0.26		4.95	0.33
1.93		9,357,166	0.26		3.84	0.33
2.37		12,406,388	0.26		2.35	0.33
0.93		11,669,540	0.26		0.92	0.32

1.62		13,709	0.99	(g)	1.52	1.17
4.28	(f)	7,903	0.97		4.18	1.17
4.31		6,161	0.97		4.26	1.18
1.57		5,907	0.97		3.16	1.18
1.52		5,690	1.11		1.58	1.23
0.12		8,247	1.06		0.12	1.28

1.62		11,057	0.99	(g)	1.52	1.17
4.28	(f)	5,887	0.97		4.11	1.17
4.31		1,497	0.97		4.33	1.17
1.57		611	0.97		3.21	1.18
1.52		387	1.11		1.54	1.23
0.12		661	1.07		0.13	1.28

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2009        J.P. MORGAN MONEY MARKET FUNDS   97

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations						Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized gains (losses) on investments		Total from investment operations		Net investment income	Net asset value, end of period
Prime Money Market Fund (continued)
Institutional Class
Year Ended February 28, 2009	$1.00	$0.02		$—	(f)	$0.02		$(0.02)	$1.00
Year Ended February 29, 2008	1.00	0.05		—	(f)	0.05		(0.05)	1.00
Year Ended February 28, 2007	1.00	0.05		—	(f)	0.05		(0.05)	1.00
September 1, 2005 through February 28, 2006 (d)	1.00	0.02		—	(f)	0.02		(0.02)	1.00
Year Ended August 31, 2005	1.00	0.03		—		0.03		(0.03)	1.00
Year Ended August 31, 2004	1.00	0.01		—		0.01		(0.01)	1.00

Reserve
Year Ended February 28, 2009	1.00	0.02		—	(f)	0.02		(0.02)	1.00
Year Ended February 29, 2008	1.00	0.04		—	(f)	0.04		(0.04)	1.00
Year Ended February 28, 2007	1.00	0.04		—	(f)	0.04		(0.04)	1.00
September 1, 2005 through February 28, 2006 (d)	1.00	0.02		—	(f)	0.02		(0.02)	1.00
Year Ended August 31, 2005	1.00	0.02		—		0.02		(0.02)	1.00
Year Ended August 31, 2004	1.00	—	(f)	—		—	(f)	— (f)	1.00

Cash Management
Year Ended February 28, 2009	1.00	0.02		—	(f)	0.02		(0.02)	1.00
Year Ended February 29, 2008	1.00	0.04		—	(f)	0.04		(0.04)	1.00
Year Ended February 28, 2007	1.00	0.04		—	(f)	0.04		(0.04)	1.00
September 1, 2005 through February 28, 2006 (d)	1.00	0.02		—	(f)	0.02		(0.02)	1.00
Year Ended August 31, 2005	1.00	0.02		—		0.02		(0.02)	1.00
Year Ended August 31, 2004	1.00	—	(f)	—		—	(f)	— (f)	1.00

Capital
Year Ended February 28, 2009	1.00	0.02		—	(f)	0.02		(0.02)	1.00
Year Ended February 29, 2008	1.00	0.05		—	(f)	0.05		(0.05)	1.00
Year Ended February 28, 2007	1.00	0.05		—	(f)	0.05		(0.05)	1.00
September 1, 2005 through February 28, 2006 (d)	1.00	0.02		—	(f)	0.02		(0.02)	1.00
February 19, 2005 (e) through August 31, 2005	1.00	0.02		—		0.02		(0.02)	1.00

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.

(d)	The Fund changed its fiscal year end from August 31 to the last day of February.

(e)	Commencement of offering of class of shares.

(f)	Amount rounds to less than $0.01.

(g)	Includes a gain incurred resulting from a payment by affiliate. The effect is less than 0.01% on total return.

(h)	Includes insurance expense of 0.02% (See Note 8).

(i)	Includes insurance expense of 0.01% (See Note 8).

SEE NOTES TO FINANCIAL STATEMENTS.

98   J.P. MORGAN MONEY MARKET FUNDS        FEBRUARY 28, 2009

Ratios/Supplemental data
			Ratios to average net assets (a)
Total return (b)		Net assets end of period (000’s)	Net expenses (c)		Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits

2.40%		$45,721,168	0.22	%(h)	2.28%	0.27%
5.08	(g)	28,355,614	0.20		4.95	0.27
5.11		25,408,596	0.20		5.01	0.28
1.96		21,099,369	0.20		3.91	0.28
2.43		21,516,192	0.20		2.36	0.30
0.99		26,513,965	0.20		0.99	0.32

1.89		3,927,075	0.72	(h)	1.74	0.72
4.56	(g)	1,901,561	0.70		4.46	0.72
4.59		461,798	0.70		4.49	0.73
1.71		445,119	0.70		3.45	0.73
1.92		304,259	0.70		1.92	0.73
0.48		269,516	0.70		0.48	0.73

1.63		334,078	0.97	(i)	1.52	0.97
4.28	(g)	323,442	0.96		4.27	0.97
4.32		28,464	0.96		4.19	0.98
1.58		82,930	0.96		3.15	0.98
1.66		97,786	0.96		1.67	0.99
0.21		84,565	0.96		0.21	0.99

2.44		82,462,192	0.18	(h)	2.30	0.22
5.12	(g)	43,128,647	0.16		4.98	0.22
5.15		38,644,921	0.16		5.06	0.23
1.98		29,137,733	0.16		3.97	0.23
1.55		27,693,602	0.16		2.96	0.23

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2009        J.P. MORGAN MONEY MARKET FUNDS   99

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations						Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized gains (losses) on investments		Total from investment operations		Net investment income	Net asset value, end of period
Liquid Assets Money Market Fund
Morgan
Year Ended February 28, 2009	$1.00	$0.02		$—	(f)	$0.02		$(0.02)	$1.00
Year Ended February 29, 2008	1.00	0.05		—	(f)	0.05		(0.05)	1.00
Year Ended February 28, 2007	1.00	0.05		—	(f)	0.05		(0.05)	1.00
July 1, 2005 through February 28, 2006 (d)	1.00	0.02		—	(f)	0.02		(0.02)	1.00
February 19, 2005 (e) through June 30, 2005	1.00	0.01		—		0.01		(0.01)	1.00

Premier
Year Ended February 28, 2009	1.00	0.02		—	(f)	0.02		(0.02)	1.00
Year Ended February 29, 2008	1.00	0.05		—	(f)	0.05		(0.05)	1.00
Year Ended February 28, 2007	1.00	0.05		—	(f)	0.05		(0.05)	1.00
July 1, 2005 through February 28, 2006 (d)	1.00	0.02		—	(f)	0.02		(0.02)	1.00
February 19, 2005 (e) through June 30, 2005	1.00	0.01		—		0.01		(0.01)	1.00

Agency
Year Ended February 28, 2009	1.00	0.02		—	(f)	0.02		(0.02)	1.00
Year Ended February 29, 2008	1.00	0.05		—	(f)	0.05		(0.05)	1.00
Year Ended February 28, 2007	1.00	0.05		—	(f)	0.05		(0.05)	1.00
July 1, 2005 through February 28, 2006 (d)	1.00	0.02		—	(f)	0.02		(0.02)	1.00
February 19, 2005 (e) through June 30, 2005	1.00	0.01		—		0.01		(0.01)	1.00

Class B
Year Ended February 28, 2009	1.00	0.02		—	(f)	0.02		(0.02)	1.00
Year Ended February 29, 2008	1.00	0.04		—	(f)	0.04		(0.04)	1.00
Year Ended February 28, 2007	1.00	0.04		—	(f)	0.04		(0.04)	1.00
July 1, 2005 through February 28, 2006 (d)	1.00	0.02		—	(f)	0.02		(0.02)	1.00
Year Ended June 30, 2005	1.00	0.01		—		0.01		(0.01)	1.00
Year Ended June 30, 2004	1.00	—	(f)	—		—	(f)	— (f)	1.00

Class C
Year Ended February 28, 2009	1.00	0.02		—	(f)	0.02		(0.02)	1.00
Year Ended February 29, 2008	1.00	0.04		—	(f)	0.04		(0.04)	1.00
Year Ended February 28, 2007	1.00	0.04		—	(f)	0.04		(0.04)	1.00
July 1, 2005 through February 28, 2006 (d)	1.00	0.02		—	(f)	0.02		(0.02)	1.00
Year Ended June 30, 2005	1.00	0.01		—		0.01		(0.01)	1.00
Year Ended June 30, 2004	1.00	—	(f)	—		—	(f)	— (f)	1.00

Institutional Class
Year Ended February 28, 2009	1.00	0.02		—	(f)	0.02		(0.02)	1.00
Year Ended February 29, 2008	1.00	0.05		—	(f)	0.05		(0.05)	1.00
Year Ended February 28, 2007	1.00	0.05		—	(f)	0.05		(0.05)	1.00
July 1, 2005 through February 28, 2006 (d)	1.00	0.03		—	(f)	0.03		(0.03)	1.00
February 19, 2005 (e) through June 30, 2005	1.00	0.01		—		0.01		(0.01)	1.00

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.

(d)	The Fund changed its fiscal year end from June 30 to the last day of February.

(e)	Commencement of offering of class of shares.

(f)	Amount rounds to less than $0.01.

(g)	Includes a gain incurred resulting from a payment by affiliate. The effect is less than 0.01% on total return.

(h)	Includes insurance expense of 0.01% (See Note 8).

(i)	Includes interest expense of 0.01%.

(j)	Includes insurance expense of 0.02% (See Note 8).

SEE NOTES TO FINANCIAL STATEMENTS.

100   J.P. MORGAN MONEY MARKET FUNDS        FEBRUARY 28, 2009

Ratios/Supplemental data
			Ratios to average net assets (a)
Total return (excludes sales charge) (b)		Net assets end of period (000’s)	Net expenses (c)		Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits

2.09%		$3,567,073	0.60	%(h)	2.05%	0.63%
4.69	(g)	3,322,087	0.60	(i)	4.57	0.63
4.69		2,783,868	0.59		4.62	0.64
2.26		1,889,908	0.59		3.56	0.64
0.84		253,991	0.59		2.36	0.64

2.23		660,906	0.46	(h)	2.27	0.48
4.84	(g)	754,089	0.45		4.68	0.48
4.84		545,911	0.45		4.77	0.49
2.36		316,397	0.45		3.61	0.49
0.89		80,814	0.45		2.52	0.52

2.43		451,480	0.27	(h)	2.42	0.33
5.03	(g)	499,591	0.26		4.86	0.33
5.03		183,392	0.26		4.94	0.34
2.49		206,098	0.26		3.68	0.34
0.96		482,594	0.26		2.68	0.37

1.71		34,781	0.99	(j)	1.57	1.19
4.29	(g)	19,010	0.98	(i)	4.20	1.18
4.30		18,717	0.97		4.23	1.19
2.01		20,450	0.97		2.97	1.19
1.27		26,999	1.01		1.17	1.44
0.15		41,540	1.02		0.15	1.54

1.71		468,725	0.98	(h)	1.74	1.18
4.29	(g)	616,746	0.98	(i)	4.17	1.18
4.29		494,963	0.97		4.20	1.19
2.01		543,064	0.97		3.04	1.19
1.27		347,285	0.97		2.06	1.23
0.15		8,284	1.02		0.15	1.52

2.49		2,047,234	0.22	(j)	2.36	0.28
5.10	(g)	1,211,750	0.20		5.01	0.28
5.10		1,670,013	0.20		4.96	0.29
2.53		1,882,903	0.20		3.77	0.29
0.98		1,452,881	0.20		2.76	0.32

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2009        J.P. MORGAN MONEY MARKET FUNDS   101

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations						Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized gains (losses) on investments		Total from investment operations		Net investment income	Net asset value, end of period
Liquid Assets Money Market Fund (continued)
Reserve
Year Ended February 28, 2009	$1.00	$0.02		$—	(f)	$0.02		$(0.02)	$1.00
Year Ended February 29, 2008	1.00	0.04		—	(f)	0.04		(0.04)	1.00
Year Ended February 28, 2007	1.00	0.04		—	(f)	0.04		(0.04)	1.00
July 1, 2005 through February 28, 2006 (d)	1.00	0.02		—	(f)	0.02		(0.02)	1.00
Year Ended June 30, 2005	1.00	0.02		—		0.02		(0.02)	1.00
Year Ended June 30, 2004	1.00	—	(f)	—		—	(f)	— (f)	1.00

Investor
Year Ended February 28, 2009	1.00	0.02		—	(f)	0.02		(0.02)	1.00
Year Ended February 29, 2008	1.00	0.05		—	(f)	0.05		(0.05)	1.00
Year Ended February 28, 2007	1.00	0.05		—	(f)	0.05		(0.05)	1.00
July 1, 2005 through February 28, 2006 (d)	1.00	0.02		—	(f)	0.02		(0.02)	1.00
Year Ended June 30, 2005	1.00	0.02		—		0.02		(0.02)	1.00
Year Ended June 30, 2004	1.00	0.01		—		0.01		(0.01)	1.00

Capital
Year Ended February 28, 2009	1.00	0.03		—	(f)	0.03		(0.03)	1.00
Year Ended February 29, 2008	1.00	0.05		—	(f)	0.05		(0.05)	1.00
Year Ended February 28, 2007	1.00	0.05		—	(f)	0.05		(0.05)	1.00
July 1, 2005 through February 28, 2006 (d)	1.00	0.03		—	(f)	0.03		(0.03)	1.00
February 19, 2005 (e) through June 30, 2005	1.00	0.01		—		0.01		(0.01)	1.00

Service
Year Ended February 28, 2009	1.00	0.02		—	(f)	0.02		(0.02)	1.00
Year Ended February 29, 2008	1.00	0.04		—	(f)	0.04		(0.04)	1.00
Year Ended February 29, 2007	1.00	0.04		—	(f)	0.04		(0.04)	1.00
July 15, 2005 (e) through February 28, 2006 (d)	1.00	0.02		—	(f)	0.02		(0.02)	1.00

E*Trade
January 8, 2009 (e) through February 28, 2009	1.00	—	(f)	—		—	(f)	— (f)	1.00

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.

(d)	The Fund changed its fiscal year end from June 30 to the last day of February.

(e)	Commencement of offering of class of shares.

(f)	Amount rounds to less than $0.01.

(g)	Includes a gain incurred resulting from a payment by affiliate. The effect is less than 0.01% on total return.

(h)	Includes insurance expense of 0.01% (See Note 8).

(i)	Includes interest expense of 0.01%.

(j)	Includes insurance expense of 0.02% (See Note 8).

(k)	Includes insurance expense of 0.03% (See Note 8).

SEE NOTES TO FINANCIAL STATEMENTS.

102   J.P. MORGAN MONEY MARKET FUNDS        FEBRUARY 28, 2009

Ratios/Supplemental data
			Ratios to average net assets (a)
Total return (b)		Net assets end of period (000’s)	Net expenses (c)		Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits

1.98%		$832,849	0.71	%(h)	2.09%	0.73%
4.57	(g)	1,951,990	0.71	(i)	4.48	0.73
4.58		1,461,304	0.70		4.41	0.74
2.19		2,564,187	0.70		3.25	0.74
1.53		3,569,531	0.75		1.48	0.78
0.40		4,372,583	0.77		0.40	0.79

2.17		714,135	0.52	(h)	2.16	0.53
4.77	(g)	745,382	0.51		4.74	0.53
4.77		1,841,427	0.51		4.69	0.54
2.32		1,685,923	0.51		3.44	0.54
1.77		1,962,817	0.52		1.58	0.55
0.65		3,898,608	0.52		0.65	0.54

2.53		3,953,504	0.18	(j)	2.40	0.23
5.14	(g)	2,441,114	0.16		4.94	0.23
5.14		1,663,573	0.16		5.02	0.24
2.56		1,631,764	0.16		3.73	0.24
0.99		3,102,545	0.16		2.80	0.27

1.62		768,490	1.07	(j)	1.43	1.09
4.23	(g)	17	1.04		4.14	1.08
4.27		16	1.00		4.19	1.09
1.89		15	1.00		3.00	1.10

0.06		1,761	1.03	(k)	0.21	1.09

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2009        J.P. MORGAN MONEY MARKET FUNDS   103

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)	Net realized gains (losses) on investments		Total from investment operations	Net investment income	Net asset value, end of period
U.S. Government Money Market Fund
Morgan
Year Ended February 28, 2009	$1.00	$0.01	$—	(f)	$0.01	$(0.01)	$1.00
Year Ended February 29, 2008	1.00	0.04	—	(f)	0.04	(0.04)	1.00
Year Ended February 29, 2007	1.00	0.05	—	(f)	0.05	(0.05)	1.00
July 1, 2005 through February 28, 2006 (d)	1.00	0.02	—		0.02	(0.02)	1.00
February 19, 2005 (e) through June 30, 2005	1.00	0.01	—	(f)	0.01	(0.01)	1.00

Premier
Year Ended February 28, 2009	1.00	0.02	—	(f)	0.02	(0.02)	1.00
Year Ended February 29, 2008	1.00	0.05	—	(f)	0.05	(0.05)	1.00
Year Ended February 28, 2007	1.00	0.05	—	(f)	0.05	(0.05)	1.00
July 1, 2005 through February 28, 2006 (d)	1.00	0.02	—		0.02	(0.02)	1.00
Year Ended June 30, 2005	1.00	0.02	—	(f)	0.02	(0.02)	1.00
Year Ended June 30, 2004	1.00	0.01	—		0.01	(0.01)	1.00

Agency
Year Ended February 28, 2009	1.00	0.02	—	(f)	0.02	(0.02)	1.00
Year Ended February 29, 2008	1.00	0.05	—	(f)	0.05	(0.05)	1.00
Year Ended February 28, 2007	1.00	0.05	—	(f)	0.05	(0.05)	1.00
July 1, 2005 through February 28, 2006 (d)	1.00	0.02	—		0.02	(0.02)	1.00
Year Ended June 30, 2005	1.00	0.02	—	(f)	0.02	(0.02)	1.00
Year Ended June 30, 2004	1.00	0.01	—		0.01	(0.01)	1.00

Institutional Class
Year Ended February 28, 2009	1.00	0.02	—	(f)	0.02	(0.02)	1.00
Year Ended February 29, 2008	1.00	0.05	—	(f)	0.05	(0.05)	1.00
Year Ended February 28, 2007	1.00	0.05	—	(f)	0.05	(0.05)	1.00
July 1, 2005 through February 28, 2006 (d)	1.00	0.02	—		0.02	(0.02)	1.00
February 19, 2005 (e) through June 30, 2005	1.00	0.01	—	(f)	0.01	(0.01)	1.00

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.

(d)	The Fund changed its fiscal year end from June 30 to the last day of February.

(e)	Commencement of offering of class of shares.

(f)	Amount rounds to less than $0.01.

(g)	Includes a gain incurred resulting from a payment by affiliate. The effect is less than 0.01% on total return.

(h)	Includes insurance expense of 0.01% (See Note 8).

(i)	Includes insurance expense of 0.02% (See Note 8).

SEE NOTES TO FINANCIAL STATEMENTS.

104   J.P. MORGAN MONEY MARKET FUNDS        FEBRUARY 28, 2009

Ratios/Supplemental data
			Ratios to average net assets (a)
Total return (b)		Net assets end of period (000’s)	Net expenses (c)		Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits

1.48%		$4,990,436	0.60	%(h)	1.39%	0.62%
4.48	(g)	3,356,978	0.59		4.38	0.62
4.65		3,245,121	0.59		4.58	0.63
2.24		2,648,298	0.59		3.34	0.63
0.81		2,445,422	0.59		2.26	0.63

1.62		3,389,001	0.46	(h)	1.47	0.47
4.62	(g)	1,856,533	0.45		4.49	0.47
4.80		1,624,006	0.45		4.69	0.48
2.37		1,957,807	0.39		3.56	0.48
1.79		1,416,600	0.39		1.94	0.44
0.72		728,456	0.39		0.71	0.39

1.81		12,778,607	0.27	(h)	1.60	0.32
4.82	(g)	5,168,268	0.26		4.65	0.32
5.00		3,890,478	0.26		4.91	0.33
2.48		3,516,960	0.24		3.65	0.33
1.95		4,045,754	0.24		2.55	0.32
0.87		98,212	0.24		0.86	0.24

1.88		24,864,451	0.22	(i)	1.56	0.27
4.88	(g)	7,023,964	0.20		4.58	0.26
5.06		2,065,993	0.20		4.94	0.28
2.50		2,314,372	0.20		3.76	0.28
0.94		2,017,162	0.20		2.66	0.28

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2009        J.P. MORGAN MONEY MARKET FUNDS   105

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)	Net realized gains (losses) on investments		Total from investment operations	Net investment income	Net asset value, end of period
U.S. Government Money Market Fund (continued)
Reserve
Year Ended February 28, 2009	$1.00	$0.01	$—	(g)	$0.01	$(0.01)	$1.00
Year Ended February 29, 2008	1.00	0.04	—	(g)	0.04	(0.04)	1.00
Year Ended February 28, 2007	1.00	0.04	—	(g)	0.04	(0.04)	1.00
July 1, 2005 through February 28, 2006 (d)	1.00	0.02	—		0.02	(0.02)	1.00
February 19, 2005 (e) through June 30, 2005	1.00	0.01	—	(g)	0.01	(0.01)	1.00

Capital (f)
Year Ended February 28, 2009	1.00	0.02	—	(g)	0.02	(0.02)	1.00
Year Ended February 29, 2008	1.00	0.05	—	(g)	0.05	(0.05)	1.00
Year Ended February 28, 2007	1.00	0.05	—	(g)	0.05	(0.05)	1.00
July 1, 2005 through February 28, 2006 (d)	1.00	0.03	—		0.03	(0.03)	1.00
Year Ended June 30, 2005	1.00	0.02	—	(g)	0.02	(0.02)	1.00
Year Ended June 30, 2004	1.00	0.01	—		0.01	(0.01)	1.00

Service
Year Ended February 28, 2009	1.00	0.01	—	(g)	0.01	(0.01)	1.00
Year Ended February 29, 2008	1.00	0.04	—	(g)	0.04	(0.04)	1.00
Year Ended February 29, 2007	1.00	0.04	—	(g)	0.04	(0.04)	1.00
July 15, 2005 (e) through February 28, 2006 (d)	1.00	0.02	—		0.02	(0.02)	1.00

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.

(d)	The Fund changed its fiscal year end from June 30 to the last day of February.

(e)	Commencement of offering of class of shares.

(f)	Effective February 19, 2005, Class I was renamed as Capital Shares.

(g)	Amount rounds to less than $0.01.

(h)	Includes a gain incurred resulting from a payment by affiliate. The effect is less than 0.01% on total return.

(i)	Includes insurance expense of 0.01% (See Note 8).

(j)	Includes insurance expense of 0.02% (See Note 8).

SEE NOTES TO FINANCIAL STATEMENTS.

106   J.P. MORGAN MONEY MARKET FUNDS        FEBRUARY 28, 2009

Ratios/Supplemental data
			Ratios to average net assets (a)
Total return (b)		Net assets end of period (000’s)	Net expenses (c)		Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits

1.37%		$181,072	0.71	%(i)	1.47%	0.71%
4.36	(h)	280,327	0.70		4.30	0.72
4.54		343,592	0.70		4.37	0.73
2.17		719,836	0.69		3.23	0.73
0.77		749,475	0.69		2.19	0.73

1.92		53,014,849	0.18	(j)	1.58	0.22
4.92	(h)	15,643,602	0.16		4.64	0.21
5.10		6,985,294	0.16		4.94	0.23
2.54		11,330,299	0.14		3.89	0.23
2.05		4,529,318	0.14		1.94	0.17
0.97		7,157,361	0.14		0.96	0.14

1.04		597,506	1.00	(i)	0.44	1.07
4.01	(h)	252	1.05		3.00	1.06
4.23		16	1.00		4.15	1.07
1.87		15	1.00		2.97	1.09

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2009        J.P. MORGAN MONEY MARKET FUNDS   107

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations						Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized gains (losses) on investments		Total from investment operations		Net investment income	Net asset value, end of period
U.S. Treasury Plus Money Market Fund
Morgan
Year Ended February 28, 2009	$1.00	$0.01		$—	(f)	$0.01		$(0.01)	$1.00
Year Ended February 29, 2008	1.00	0.04		—	(f)	0.04		(0.04)	1.00
Year Ended February 29, 2007	1.00	0.05		—	(f)	0.05		(0.05)	1.00
July 1, 2005 through February 28, 2006 (d)	1.00	0.02		—	(f)	0.02		(0.02)	1.00
February 19, 2005 (e) through June 30, 2005	1.00	0.01		—	(f)	0.01		(0.01)	1.00

Premier
Year Ended February 28, 2009	1.00	0.01		—	(f)	0.01		(0.01)	1.00
Year Ended February 29, 2008	1.00	0.04		—	(f)	0.04		(0.04)	1.00
Year Ended February 28, 2007	1.00	0.05		—	(f)	0.05		(0.05)	1.00
July 1, 2005 through February 28, 2006 (d)	1.00	0.02		—	(f)	0.02		(0.02)	1.00
February 19, 2005 (e) through June 30, 2005	1.00	0.01		—	(f)	0.01		(0.01)	1.00

Agency
Year Ended February 28, 2009	1.00	0.01		—	(f)	0.01		(0.01)	1.00
Year Ended February 29, 2008	1.00	0.04		—	(f)	0.04		(0.04)	1.00
Year Ended February 28, 2007	1.00	0.05		—	(f)	0.05		(0.05)	1.00
July 1, 2005 through February 28, 2006 (d)	1.00	0.02		—	(f)	0.02		(0.02)	1.00
February 19, 2005 (e) through June 30, 2005	1.00	0.01		—	(f)	0.01		(0.01)	1.00

Class B
Year Ended February 28, 2009	1.00	0.01		—	(f)	0.01		(0.01)	1.00
Year Ended February 29, 2008	1.00	0.04		—	(f)	0.04		(0.04)	1.00
Year Ended February 28, 2007	1.00	0.04		—	(f)	0.04		(0.04)	1.00
July 1, 2005 through February 28, 2006 (d)	1.00	0.02		—	(f)	0.02		(0.02)	1.00
Year Ended June 30, 2005	1.00	0.01		—	(f)	0.01		(0.01)	1.00
Year Ended June 30, 2004	1.00	—	(f)	—		—	(f)	— (f)	1.00

Class C
Year Ended February 28, 2009	1.00	0.01		—	(f)	0.01		(0.01)	1.00
Year Ended February 29, 2008	1.00	0.04		—	(f)	0.04		(0.04)	1.00
Year Ended February 28, 2007	1.00	0.04		—	(f)	0.04		(0.04)	1.00
July 1, 2005 through February 28, 2006 (d)	1.00	0.02		—	(f)	0.02		(0.02)	1.00
Year Ended June 30, 2005	1.00	0.01		—	(f)	0.01		(0.01)	1.00
Year Ended June 30, 2004	1.00	—	(f)	—		—	(f)	— (f)	1.00

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.

(d)	The Fund changed its fiscal year end from June 30 to the last day of February.

(e)	Commencement of offering of class of shares.

(f)	Amount rounds to less than $0.01.

(g)	Includes a gain incurred resulting from a payment by affiliate. The effect is less than 0.01% on total return.

(h)	Includes insurance expense of 0.02% (See Note 8).

SEE NOTES TO FINANCIAL STATEMENTS.

108   J.P. MORGAN MONEY MARKET FUNDS        FEBRUARY 28, 2009

Ratios/Supplemental data
			Ratios to average net assets (a)
Total return (b)		Net assets end of period (000’s)	Net expenses (c)		Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits

0.79%		$1,648,642	0.53	%(h)	0.75%	0.62%
4.02	(g)	1,939,331	0.59		3.95	0.62
4.62		1,909,921	0.59		4.59	0.63
2.16		875,609	0.59		3.20	0.64
0.78		812,795	0.59		2.20	0.62

0.88		1,393,368	0.45	(h)	0.77	0.47
4.17	(g)	1,132,622	0.45		4.07	0.47
4.76		1,424,189	0.45		4.68	0.48
2.25		1,164,950	0.45		3.36	0.49
0.83		1,009,503	0.45		2.32	0.47

1.05		2,824,679	0.28	(h)	0.72	0.33
4.37	(g)	1,019,655	0.26		4.13	0.32
4.96		896,961	0.26		4.85	0.33
2.38		894,875	0.26		3.55	0.34
0.89		898,116	0.26		2.52	0.32

0.58		1,814	0.69	(h)	0.46	1.17
3.63	(g)	1,542	0.97		3.60	1.17
4.22		1,528	0.97		4.15	1.18
1.90		1,819	0.97		2.82	1.19
1.25		2,358	0.87		1.18	1.42
0.24		2,860	0.82		0.24	1.52

0.58		161,891	0.68	(h)	0.44	1.18
3.63	(g)	93,532	0.97		3.21	1.17
4.22		28,026	0.97		4.18	1.18
1.90		21,148	0.97		2.82	1.19
1.25		27,589	0.96		1.90	1.21
0.24		548	0.83		0.24	1.53

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2009        J.P. MORGAN MONEY MARKET FUNDS   109

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations						Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized gains (losses) on investments		Total from investment operations		Net investment income	Net asset value, end of period
U.S. Treasury Plus Money Market Fund (continued)
Institutional Class
Year Ended February 28, 2009	$1.00	$0.01		$—	(f)	$0.01		$(0.01)	$1.00
Year Ended February 29, 2008	1.00	0.04		—	(f)	0.04		(0.04)	1.00
Year Ended February 28, 2007	1.00	0.05		—	(f)	0.05		(0.05)	1.00
July 1, 2005 through February 28, 2006 (d)	1.00	0.02		—	(f)	0.02		(0.02)	1.00
February 19, 2005 (e) through June 30, 2005	1.00	0.01		—	(f)	0.01		(0.01)	1.00

Reserve
Year Ended February 28, 2009	1.00	0.01		—	(f)	0.01		(0.01)	1.00
Year Ended February 29, 2008	1.00	0.04		—	(f)	0.04		(0.04)	1.00
Year Ended February 28, 2007	1.00	0.04		—	(f)	0.04		(0.04)	1.00
July 1, 2005 through February 28, 2006 (d)	1.00	0.02		—	(f)	0.02		(0.02)	1.00
Year Ended June 30, 2005	1.00	0.01		—	(f)	0.01		(0.01)	1.00
Year Ended June 30, 2004	1.00	—	(f)	—		—	(f)	— (f)	1.00

Investor
Year Ended February 28, 2009	1.00	0.01		—	(f)	0.01		(0.01)	1.00
Year Ended February 29, 2008	1.00	0.04		—	(f)	0.04		(0.04)	1.00
Year Ended February 28, 2007	1.00	0.05		—	(f)	0.05		(0.05)	1.00
July 1, 2005 through February 28, 2006 (d)	1.00	0.02		—	(f)	0.02		(0.02)	1.00
Year Ended June 30, 2005	1.00	0.02		—	(f)	0.02		(0.02)	1.00
Year Ended June 30, 2004	1.00	0.01		—		0.01		(0.01)	1.00

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.

(d)	The Fund changed its fiscal year end from June 30 to the last day of February.

(e)	Commencement of offering of class of shares.

(f)	Amount rounds to less than $0.01.

(g)	Includes a gain incurred resulting from a payment by affiliate. The effect is less than 0.01% on total return.

(h)	Includes insurance expense of 0.02% (See Note 8).

(i)	Includes insurance expense of 0.01% (See Note 8).

SEE NOTES TO FINANCIAL STATEMENTS.

110   J.P. MORGAN MONEY MARKET FUNDS        FEBRUARY 28, 2009

Ratios/Supplemental data
			Ratios to average net assets (a)
Total return (b)		Net assets end of period (000’s)	Net expenses (c)		Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits

1.12%		$12,044,908	0.22	%(h)	0.73%	0.28%
4.43	(g)	6,073,940	0.20		3.92	0.27
5.03		1,009,749	0.20		4.87	0.28
2.42		4,151,409	0.20		3.72	0.29
0.92		1,705,565	0.20		2.61	0.27

0.72		2,020,603	0.57	(h)	0.54	0.73
3.91	(g)	1,231,644	0.70		3.85	0.72
4.50		876,221	0.70		4.36	0.73
2.08		1,504,955	0.70		3.10	0.74
1.38		1,737,775	0.74		1.40	0.75
0.29		1,702,965	0.77		0.29	0.77

0.84		1,126,084	0.49	(i)	0.84	0.52
4.11	(g)	1,370,557	0.51		4.11	0.52
4.70		1,854,344	0.51		4.60	0.53
2.21		1,987,416	0.51		3.27	0.54
1.52		2,509,650	0.52		1.56	0.52
0.55		2,920,637	0.52		0.54	0.52

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2009        J.P. MORGAN MONEY MARKET FUNDS   111

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations						Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized gains (losses) on investments		Total from investment operations		Net investment income	Net asset value, end of period
Federal Money Market Fund
Morgan
Year Ended February 28, 2009	$1.00	$0.01		$—	(f)	$0.01		$(0.01)	$1.00
Year Ended February 29, 2008	1.00	0.04		—	(f)	0.04		(0.04)	1.00
Year Ended February 28, 2007	1.00	0.05		—	(f)	0.05		(0.05)	1.00
September 1, 2005 through February 28, 2006 (d)	1.00	0.02		—	(f)	0.02		(0.02)	1.00
Year Ended August 31, 2005	1.00	0.02		—		0.02		(0.02)	1.00
Year Ended August 31, 2004	1.00	—	(f)	—		—	(f)	— (f)	1.00

Premier
Year Ended February 28, 2009	1.00	0.02		—	(f)	0.02		(0.02)	1.00
Year Ended February 29, 2008	1.00	0.04		—	(f)	0.04		(0.04)	1.00
Year Ended February 28, 2007	1.00	0.05		—	(f)	0.05		(0.05)	1.00
September 1, 2005 through February 28, 2006 (d)	1.00	0.02		—	(f)	0.02		(0.02)	1.00
Year Ended August 31, 2005	1.00	0.02		—		0.02		(0.02)	1.00
Year Ended August 31, 2004	1.00	0.01		—		0.01		(0.01)	1.00

Agency
Year Ended February 28, 2009	1.00	0.02		—	(f)	0.02		(0.02)	1.00
Year Ended February 29, 2008	1.00	0.05		—	(f)	0.05		(0.05)	1.00
Year Ended February 28, 2007	1.00	0.05		—	(f)	0.05		(0.05)	1.00
September 1, 2005 through February 28, 2006 (d)	1.00	0.02		—	(f)	0.02		(0.02)	1.00
Year Ended August 31, 2005	1.00	0.02		—		0.02		(0.02)	1.00
Year Ended August 31, 2004	1.00	0.01		—		0.01		(0.01)	1.00

Institutional Class
Year Ended February 28, 2009	1.00	0.02		—	(f)	0.02		(0.02)	1.00
Year Ended February 29, 2008	1.00	0.05		—	(f)	0.05		(0.05)	1.00
Year Ended February 28, 2007	1.00	0.05		—	(f)	0.05		(0.05)	1.00
September 1, 2005 through February 28, 2006 (d)	1.00	0.02		—	(f)	0.02		(0.02)	1.00
Year Ended August 31, 2005	1.00	0.02		—		0.02		(0.02)	1.00
Year Ended August 31, 2004	1.00	0.01		—		0.01		(0.01)	1.00

Reserve
Year Ended February 28, 2009	1.00	0.01		—	(f)	0.01		(0.01)	1.00
Year Ended February 29, 2008	1.00	0.04		—	(f)	0.04		(0.01)	1.00
Year Ended February 28, 2007	1.00	0.04		—	(f)	0.04		(0.04)	1.00
September 1, 2005 through February 28, 2006 (d)	1.00	0.02		—	(f)	0.02		(0.02)	1.00
February 19, 2005 (e) through August 31, 2005	1.00	0.01		—		0.01		(0.01)	1.00

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.

(d)	The Fund changed its fiscal year end from August 31 to the last day of February.

(e)	Commencement of offering of class of shares.

(f)	Amount rounds to less than $0.01.

(g)	Includes insurance expense of 0.01% (See Note 8).

(h)	Includes insurance expense of 0.02% (See Note 8).

SEE NOTES TO FINANCIAL STATEMENTS.

112   J.P. MORGAN MONEY MARKET FUNDS        FEBRUARY 28, 2009

Ratios/Supplemental data
		Ratios to average net assets (a)
Total return (b)	Net assets end of period (000’s)	Net expenses (c)		Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits

1.42%	$271,793	0.60	%(g)	1.42%	0.62%
4.42	295,739	0.59		4.29	0.62
4.61	235,377	0.59		4.53	0.63
1.72	206,926	0.59		3.44	0.64
1.88	220,885	0.64		1.85	0.72
0.41	238,643	0.70		0.40	0.79

1.57	1,648,481	0.46	(g)	1.47	0.47
4.57	1,128,873	0.45		4.41	0.47
4.76	604,858	0.45		4.62	0.48
1.79	756,761	0.45		3.52	0.49
2.08	1,502,964	0.45		2.13	0.49
0.66	1,057,504	0.45		0.65	0.48

1.76	1,583,121	0.28	(h)	1.50	0.32
4.77	570,445	0.26		4.47	0.32
4.96	172,324	0.26		4.82	0.33
1.89	200,822	0.26		3.74	0.34
2.27	203,604	0.26		2.17	0.34
0.85	389,465	0.26		0.85	0.33

1.82	18,216,366	0.21	(g)	1.70	0.27
4.83	13,536,697	0.20		4.64	0.27
5.02	5,692,265	0.20		4.95	0.28
1.92	2,266,888	0.20		3.86	0.23
2.34	1,817,800	0.20		2.36	0.31
0.91	1,271,387	0.20		0.90	0.32

1.32	74,937	0.70	(h)	1.06	0.72
4.31	28,485	0.70		4.08	0.72
4.50	1,251	0.70		4.45	0.73
1.67	760	0.70		3.30	0.74
1.21	1,093	0.70		2.65	0.73

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2009        J.P. MORGAN MONEY MARKET FUNDS   113

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

				Per share operating performance
		Investment operations						Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized gains (losses) on investments		Total from investment operations		Net investment income	Net realized gains		Total distributions
100% U.S. Treasury Securities Money Market Fund
Morgan
Year Ended February 28, 2009	$1.00	$0.01		$—	(f)	$0.01		$(0.01)	$—		$(0.01)
Year Ended February 29, 2008	1.00	0.04		—	(f)	0.04		(0.04)	—		(0.04)
Year Ended February 28, 2007	1.00	0.04		—	(f)	0.04		(0.04)	—	(f)	(0.04)
September 1, 2005 through February 28, 2006 (d)	1.00	0.02		—	(f)	0.02		(0.02)	—		(0.02)
Year Ended August 31, 2005	1.00	0.02		—		0.02		(0.02)	—		(0.02)
Year Ended August 31, 2004	1.00	—	(f)	—		—	(f)	— (f)	—		— (f)

Premier
Year Ended February 28, 2009	1.00	0.01		—	(f)	0.01		(0.01)	—		(0.01)
Year Ended February 29, 2008	1.00	0.04		—	(f)	0.04		(0.04)	—		(0.04)
Year Ended February 28, 2007	1.00	0.04		—	(f)	0.04		(0.04)	—	(f)	(0.04)
September 1, 2005 through February 28, 2006 (d)	1.00	0.02		—	(f)	0.02		(0.02)	—		(0.02)
Year Ended August 31, 2005	1.00	0.02		—		0.02		(0.02)	—		(0.02)
Year Ended August 31, 2004	1.00	0.01		—		0.01		(0.01)	—		(0.01)

Agency
Year Ended February 28, 2009	1.00	0.01		—	(f)	0.01		(0.01)	—		(0.01)
Year Ended February 29, 2008	1.00	0.04		—	(f)	0.04		(0.04)	—		(0.04)
Year Ended February 28, 2007	1.00	0.05		—	(f)	0.05		(0.05)	—	(f)	(0.05)
September 1, 2005 through February 28, 2006 (d)	1.00	0.02		—	(f)	0.02		(0.02)	—		(0.02)
Year Ended August 31, 2005	1.00	0.02		—		0.02		(0.02)	—		(0.02)
Year Ended August 31, 2004	1.00	0.01		—		0.01		(0.01)	—		(0.01)

Institutional Class
Year Ended February 28, 2009	1.00	0.01		—	(f)	0.01		(0.01)	—		(0.01)
Year Ended February 29, 2008	1.00	0.04		—	(f)	0.04		(0.04)	—		(0.04)
Year Ended February 28, 2007	1.00	0.05		—	(f)	0.05		(0.05)	—	(f)	(0.05)
September 1, 2005 through February 28, 2006 (d)	1.00	0.02		—	(f)	0.02		(0.02)	—		(0.02)
Year Ended August 31, 2005	1.00	0.02		—		0.02		(0.02)	—		(0.02)
Year Ended August 31, 2004	1.00	0.01		—		0.01		(0.01)	—		(0.01)

Reserve
Year Ended February 28, 2009	1.00	0.01		—	(f)	0.01		(0.01)	—		(0.01)
Year Ended February 29, 2008	1.00	0.04		—	(f)	0.04		(0.04)	—		(0.04)
Year Ended February 28, 2007	1.00	0.04		—	(f)	0.04		(0.04)	—	(f)	(0.04)
September 1, 2005 through February 28, 2006 (d)	1.00	0.02		—	(f)	0.02		(0.02)	—		(0.02)
February 19, 2005 (e) through August 31, 2005	1.00	0.01		—		0.01		(0.01)	—		(0.01)

Capital
Year Ended February 28, 2009	1.00	0.01		—	(f)	0.01		(0.01)	—		(0.01)
Year Ended February 29, 2008	1.00	0.04		—	(f)	0.04		(0.04)	—		(0.04)
Year Ended February 28, 2007	1.00	0.05		—	(f)	0.05		(0.05)	—	(f)	(0.05)
September 1, 2005 through February 28, 2006 (d)	1.00	0.02		—	(f)	0.02		(0.02)	—		(0.02)
February 19, 2005 (e) through August 31, 2005	1.00	0.01		—		0.01		(0.01)	—		(0.01)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.

(d)	The Fund changed its fiscal year end from August 31 to the last day of February.

(e)	Commencement of offering of class of shares.

(f)	Amount rounds to less than $0.01.

(g)	Includes a gain incurred resulting from a payment by affiliate. The effect is less than 0.01% on total return.

SEE NOTES TO FINANCIAL STATEMENTS.

114   J.P. MORGAN MONEY MARKET FUNDS        FEBRUARY 28, 2009

	Ratios/Supplemental data
				Ratios to average net assets (a)
Net asset value, end of period	Total return (b)		Net assets end of period (000’s)	Net expenses (c)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits

$1.00	0.77%		$2,103,069	0.53%	0.75%	0.61%
1.00	3.79	(g)	2,359,306	0.59	3.67	0.62
1.00	4.39		1,893,320	0.59	4.29	0.63
1.00	1.59		1,913,521	0.59	3.18	0.64
1.00	1.75		2,032,558	0.59	1.75	0.66
1.00	0.45		1,868,692	0.59	0.43	0.69

1.00	0.87		3,629,348	0.41	0.80	0.46
1.00	3.94	(g)	2,352,252	0.45	3.74	0.47
1.00	4.54		1,291,467	0.45	4.45	0.48
1.00	1.69		1,507,936	0.39	3.48	0.49
1.00	1.92		1,010,061	0.41	2.08	0.48
1.00	0.58		564,734	0.46	0.57	0.47

1.00	1.03		2,172,668	0.25	0.97	0.31
1.00	4.13	(g)	1,306,725	0.26	3.94	0.32
1.00	4.74		556,544	0.26	4.63	0.33
1.00	1.77		1,098,879	0.24	3.56	0.34
1.00	2.10		738,403	0.24	2.09	0.33
1.00	0.79		784,065	0.25	0.78	0.32

1.00	1.09		12,766,575	0.20	1.06	0.26
1.00	4.20	(g)	13,006,895	0.20	3.75	0.27
1.00	4.80		2,784,927	0.20	4.72	0.28
1.00	1.79		1,579,514	0.20	3.59	0.29
1.00	2.14		1,318,264	0.20	2.07	0.30
1.00	0.84		1,976,796	0.20	0.84	0.31

1.00	0.68		4,920,380	0.59	0.63	0.71
1.00	3.68	(g)	3,763,803	0.70	3.33	0.72
1.00	4.27		785,951	0.70	4.37	0.72
1.00	1.54		2,663	0.68	3.21	0.74
1.00	1.11		968	0.68	2.37	0.73

1.00	1.13		7,615,191	0.16	1.12	0.21
1.00	4.24	(g)	7,761,701	0.16	3.75	0.22
1.00	4.84		1,382,765	0.16	4.72	0.23
1.00	1.82		1,380,249	0.14	3.61	0.24
1.00	1.40		1,670,983	0.14	2.64	0.23

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2009        J.P. MORGAN MONEY MARKET FUNDS   115

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations						Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized gains (losses) on investments		Total from investment operations		Net investment income	Net asset value, end of period
Tax Free Money Market Fund
Morgan
Year Ended February 28, 2009	$1.00	$0.01		$—	(f)	$0.01		$(0.01)	$1.00
Year Ended February 29, 2008	1.00	0.03		—	(f)	0.03		(0.03)	1.00
Year Ended February 28, 2007	1.00	0.03		—	(f)	0.03		(0.03)	1.00
September 1, 2005 through February 28, 2006 (d)	1.00	0.01		—	(f)	0.01		(0.01)	1.00
Year Ended August 31, 2005	1.00	0.02		—		0.02		(0.02)	1.00
Year Ended August 31, 2004	1.00	—	(f)	—		—	(f)	— (f)	1.00

Premier
Year Ended February 28, 2009	1.00	0.01		—	(f)	0.01		(0.01)	1.00
Year Ended February 29, 2008	1.00	0.03		—	(f)	0.03		(0.03)	1.00
Year Ended February 28, 2007	1.00	0.03		—	(f)	0.03		(0.03)	1.00
September 1, 2005 through February 28, 2006 (d)	1.00	0.01		—	(f)	0.01		(0.01)	1.00
Year Ended August 31, 2005	1.00	0.02		—		0.02		(0.02)	1.00
Year Ended August 31, 2004	1.00	0.01		—		0.01		(0.01)	1.00

Agency
Year Ended February 28, 2009	1.00	0.02		—	(f)	0.02		(0.02)	1.00
Year Ended February 29, 2008	1.00	0.03		—	(f)	0.03		(0.03)	1.00
Year Ended February 28, 2007	1.00	0.03		—	(f)	0.03		(0.03)	1.00
September 1, 2005 through February 28, 2006 (d)	1.00	0.01		—	(f)	0.01		(0.01)	1.00
Year Ended August 31, 2005	1.00	0.02		—		0.02		(0.02)	1.00
Year Ended August 31, 2004	1.00	0.01		—		0.01		(0.01)	1.00

Institutional Class
Year Ended February 28, 2009	1.00	0.02		—	(f)	0.02		(0.02)	1.00
Year Ended February 29, 2008	1.00	0.03		—	(f)	0.03		(0.03)	1.00
Year Ended February 28, 2007	1.00	0.03		—	(f)	0.03		(0.03)	1.00
September 1, 2005 through February 28, 2006 (d)	1.00	0.01		—	(f)	0.01		(0.01)	1.00
Year Ended August 31, 2005	1.00	0.02		—		0.02		(0.02)	1.00
Year Ended August 31, 2004	1.00	0.01		—		0.01		(0.01)	1.00

Reserve
Year Ended February 28, 2009	1.00	0.01		—	(f)	0.01		(0.01)	1.00
Year Ended February 29, 2008	1.00	0.03		—	(f)	0.03		(0.03)	1.00
Year Ended February 28, 2007	1.00	0.03		—	(f)	0.03		(0.03)	1.00
September 1, 2005 through February 28, 2006 (d)	1.00	0.01		—	(f)	0.01		(0.01)	1.00
February 19, 2005 (e) through August 31, 2005	1.00	0.01		—		0.01		(0.01)	1.00

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.

(d)	The Fund changed its fiscal year end from August 31 to the last day of February.

(e)	Commencement of offering of class of shares.

(f)	Amount rounds to less than $0.01.

(g)	Includes insurance expense of 0.02% (See Note 8).

SEE NOTES TO FINANCIAL STATEMENTS.

116   J.P. MORGAN MONEY MARKET FUNDS        FEBRUARY 28, 2009

Ratios/Supplemental data
		Ratios to average net assets (a)
Total return (b)	Net assets end of period (000’s)	Net expenses (c)		Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits

1.30%	$920,327	0.61	%(g)	1.25%	0.62%
2.96	758,385	0.59		2.93	0.62
2.97	570,935	0.59		3.00	0.62
1.15	465,810	0.59		2.37	0.63
1.43	557,839	0.59		1.43	0.66
0.48	566,501	0.59		0.48	0.68

1.45	5,420,621	0.47	(g)	1.40	0.47
3.11	4,079,130	0.45		2.96	0.47
3.10	2,078,846	0.45		3.07	0.47
1.22	6,120,346	0.45		2.47	0.48
1.58	4,686,356	0.45		1.57	0.48
0.62	4,038,922	0.45		0.62	0.47

1.64	1,412,071	0.28	(g)	1.57	0.33
3.30	535,484	0.26		3.21	0.32
3.31	288,068	0.26		3.26	0.32
1.31	444,492	0.26		2.63	0.33
1.77	904,664	0.26		1.74	0.33
0.81	1,173,270	0.26		0.82	0.32

1.70	13,741,504	0.22	(g)	1.72	0.27
3.37	12,493,562	0.20		3.27	0.27
3.37	8,255,381	0.20		3.32	0.27
1.34	9,465,973	0.20		2.69	0.28
1.83	8,973,878	0.20		1.81	0.30
0.87	8,684,334	0.20		0.87	0.31

1.19	8,490,457	0.72	(g)	1.17	0.72
2.85	7,246,804	0.70		2.75	0.72
2.86	4,631,440	0.70		2.92	0.72
1.09	2,829	0.70		2.17	0.73
0.86	2,423	0.70		1.71	0.73

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2009        J.P. MORGAN MONEY MARKET FUNDS   117

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

			Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)	Net realized gains (losses) on investments		Total from investment operations	Net investment income	Net realized gains		Total distributions
Municipal Money Market Fund
Morgan
Year Ended February 28, 2009	$1.00	$0.01	$—	(f)	$0.01	$(0.01)	$—		$(0.01)
Year Ended February 29, 2008	1.00	0.03	—	(f)	0.03	(0.03)	—	(f)	(0.03)
Year Ended February 28, 2007	1.00	0.03	—	(f)	0.03	(0.03)	—	(f)	(0.03)
July 1, 2005 through February 28, 2006 (d)	1.00	0.01	—	(f)	0.01	(0.01)	—		(0.01)
February 19, 2005 (e) through June 30, 2005	1.00	0.01	—	(f)	0.01	(0.01)	—		(0.01)

Premier
Year Ended February 28, 2009	1.00	0.02	—	(f)	0.02	(0.02)	—		(0.02)
Year Ended February 29, 2008	1.00	0.03	—	(f)	0.03	(0.03)	—	(f)	(0.03)
Year Ended February 28, 2007	1.00	0.03	—	(f)	0.03	(0.03)	—	(f)	(0.03)
July 1, 2005 through February 28, 2006 (d)	1.00	0.02	—	(f)	0.02	(0.02)	—		(0.02)
Year Ended June 30, 2005	1.00	0.01	—	(f)	0.01	(0.01)	—		(0.01)
Year Ended June 30, 2004	1.00	0.01	—		0.01	(0.01)	—		(0.01)

Agency
Year Ended February 28, 2009	1.00	0.02	—	(f)	0.02	(0.02)	—		(0.02)
Year Ended February 29, 2008	1.00	0.03	—	(f)	0.03	(0.03)	—	(f)	(0.03)
Year Ended February 28, 2007	1.00	0.03	—	(f)	0.03	(0.03)	—	(f)	(0.03)
July 1, 2005 through February 28, 2006 (d)	1.00	0.02	—	(f)	0.02	(0.02)	—		(0.02)
February 19, 2005 (e) through June 30, 2005	1.00	0.01	—	(f)	0.01	(0.01)	—		(0.01)

Institutional Class
Year Ended February 28, 2009	1.00	0.02	—	(f)	0.02	(0.02)	—		(0.02)
Year Ended February 29, 2008	1.00	0.03	—	(f)	0.03	(0.03)	—	(f)	(0.03)
Year Ended February 28, 2007	1.00	0.03	—	(f)	0.03	(0.03)	—	(f)	(0.03)
July 1, 2005 through February 28, 2006 (d)	1.00	0.02	—	(f)	0.02	(0.02)	—		(0.02)
February 19, 2005 (e) through June 30, 2005	1.00	0.01	—	(f)	0.01	(0.01)	—		(0.01)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.

(d)	The Fund changed its fiscal year end from June 30 to the last day of February.

(e)	Commencement of offering of class of shares.

(f)	Amount rounds to less than $0.01.

(g)	Includes a gain incurred resulting from a payment by affiliate. The effect is less than 0.01% on total return.

(h)	Includes insurance expense of 0.02% (See Note 8).

SEE NOTES TO FINANCIAL STATEMENTS.

118   J.P. MORGAN MONEY MARKET FUNDS        FEBRUARY 28, 2009

	Ratios/Supplemental data
				Ratios to average net assets (a)
Net asset value, end of period	Total return (b)		Net assets end of period (000’s)	Net expenses (c)		Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits

$1.00	1.45%		$430,604	0.61	%(h)	1.41%	0.64%
1.00	2.99	(g)	313,132	0.59		2.94	0.64
1.00	3.01		315,046	0.59		2.97	0.63
1.00	1.49		248,123	0.59		2.33	0.64
1.00	0.63		36,495	0.59		1.79	0.63

1.00	1.59		76,975	0.47	(h)	1.60	0.49
1.00	3.13	(g)	126,250	0.45		3.25	0.49
1.00	3.16		1,037,219	0.45		3.11	0.48
1.00	1.58		906,870	0.45		2.36	0.48
1.00	1.42		827,335	0.45		1.39	0.51
1.00	0.61		867,509	0.45		0.60	0.53

1.00	1.78		72,466	0.28	(h)	1.69	0.34
1.00	3.33	(g)	19,577	0.26		3.20	0.34
1.00	3.35		16,427	0.26		3.22	0.34
1.00	1.71		45,534	0.26		2.71	0.34
1.00	0.75		17	0.26		2.34	0.32

1.00	1.84		465,898	0.22	(h)	1.83	0.29
1.00	3.39	(g)	647,885	0.20		3.37	0.29
1.00	3.41		236,421	0.20		3.36	0.28
1.00	1.75		249,762	0.20		2.71	0.29
1.00	0.77		84,755	0.20		2.27	0.28

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2009        J.P. MORGAN MONEY MARKET FUNDS   119

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

				Per share operating performance
		Investment operations						Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized gains (losses) on investments		Total from investment operations		Net investment income	Net realized gains		Total distributions
Municipal Money Market Fund (continued)
Reserve
Year Ended February 28, 2009	$1.00	$0.01		$—	(f)	$0.01		$(0.01)	$—		$(0.01)
Year Ended February 29, 2008	1.00	0.03		—	(f)	0.03		(0.03)	—	(f)	(0.03)
Year Ended February 28, 2007	1.00	0.03		—	(f)	0.03		(0.03)	—	(f)	(0.03)
July 1, 2005 through February 28, 2006 (d)	1.00	0.01		—	(f)	0.01		(0.01)	—		(0.01)
Year Ended June 30, 2005	1.00	0.01		—	(f)	0.01		(0.01)	—		(0.01)
Year Ended June 30, 2004	1.00	—	(f)	—		—	(f)	— (f)	—		— (f)

Service
Year Ended February 28, 2009	1.00	0.01		—	(f)	0.01		(0.01)	—		(0.01)
Year Ended February 29, 2008	1.00	0.02		—	(f)	0.02		(0.02)	—	(f)	(0.02)
Year Ended February 29, 2007	1.00	0.03		—	(f)	0.03		(0.03)	—	(f)	(0.03)
July 15, 2005 (e) through February 28, 2006 (d)	1.00	0.01		—	(f)	0.01		(0.01)	—		(0.01)

E*Trade
Year Ended February 28, 2009	1.00	0.01		—	(f)	0.01		(0.01)	—		(0.01)
Year Ended February 29, 2008	1.00	0.03		—	(f)	0.03		(0.03)	—	(f)	(0.03)
Year Ended February 29, 2007	1.00	0.03		—	(f)	0.03		(0.03)	—	(f)	(0.03)
January 17, 2006 (e) through February 28, 2006 (d)	1.00	—	(f)	—		—	(f)	— (f)	—		— (f)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.

(d)	The Fund changed its fiscal year end from June 30 to the last day of February.

(e)	Commencement of offering of class of shares.

(f)	Amount rounds to less than $0.01.

(g)	Includes a gain incurred resulting from a payment by affiliate. The effect is less than 0.01% on total return.

(h)	Includes insurance expense of 0.01% (See Note 8).

(i)	Includes insurance expense of 0.03% (See Note 8).

(j)	Includes insurance expense of 0.02% (See Note 8).

SEE NOTES TO FINANCIAL STATEMENTS.

120   J.P. MORGAN MONEY MARKET FUNDS        FEBRUARY 28, 2009

	Ratios/Supplemental data
				Ratios to average net assets (a)
Net asset value, end of period	Total return (b)		Net assets end of period (000’s)	Net expenses (c)		Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits

$1.00	1.34%		$137,957	0.71	%(h)	1.36%	0.74%
1.00	2.87	(g)	225,916	0.70		2.85	0.74
1.00	2.90		113,653	0.70		2.85	0.73
1.00	1.41		173,362	0.70		2.09	0.73
1.00	1.16		373,788	0.70		1.13	0.76
1.00	0.36		375,729	0.70		0.35	0.78

1.00	1.01		89,126	1.03	(i)	0.78	1.10
1.00	2.53	(g)	16	1.04		2.49	1.09
1.00	2.59		15	1.00		2.55	1.09
1.00	1.16		15	1.00		1.85	1.09

1.00	1.06		1,370,189	0.99	(j)	1.08	1.09
1.00	2.57	(g)	1,603,907	1.00		2.55	1.09
1.00	2.59		1,723,433	1.00		2.60	1.08
1.00	0.25		307,366	1.00		2.11	1.09

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2009        J.P. MORGAN MONEY MARKET FUNDS   121

NOTES TO FINANCIAL STATEMENTS
AS OF FEBRUARY 28, 2009

1. Organization

JPMorgan Trust I (“JPM I”) and JPMorgan Trust II (“JPM II”) (the “Trusts”) were formed on November 12, 2004, as Delaware statutory trusts, pursuant to Declarations of Trust dated November 5, 2004 and are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as open-end management investment companies.

The following are 8 separate funds of the Trusts (collectively, the “Funds”) covered by this report:

	Classes Offered	Trust
Prime Money Market Fund	Morgan, Premier, Agency, Class B, Class C, Institutional Class, Reserve, Cash Management and Capital	JPM I
Liquid Assets Money Market Fund	Morgan, Premier, Agency, Class B, Class C, Institutional Class, Reserve, Investor, Capital, Service and E*Trade	JPM II
U.S. Government Money Market Fund	Morgan, Premier, Agency, Institutional Class, Reserve, Capital and Service	JPM II
U.S. Treasury Plus Money Market Fund	Morgan, Premier, Agency, Class B, Class C, Institutional Class, Reserve and Investor	JPM II
Federal Money Market Fund	Morgan, Premier, Agency, Institutional Class and Reserve	JPM I
100% U.S. Treasury Securities Money Market Fund	Morgan, Premier, Agency, Institutional Class, Reserve and Capital	JPM I
Tax Free Money Market Fund	Morgan, Premier, Agency, Institutional Class and Reserve	JPM I
Municipal Money Market Fund	Morgan, Premier, Agency, Institutional Class, Reserve, Service and E*Trade	JPM II

E*Trade Shares commenced operations on January 8, 2009, for the Liquid Assets Money Market Fund.

All share classes of the U.S. Treasury Plus Money Market Fund and 100% U.S. Treasury Securities Money Market Fund are publicly offered only on a limited basis. Investors are not eligible to purchase shares of the Funds unless they meet certain requirements as described in their prospectuses.

Class B and Class C Shares provide for a contingent deferred sales charge (“CDSC”). Class B Shares automatically convert to Morgan Shares after eight years. No sales charges are assessed with respect to the Morgan, Premier, Agency, Institutional Class, Reserve, Cash Management, Capital, Investor, Service and E*Trade Shares. All classes of shares have equal rights as to earnings, assets and voting privileges except that each class may bear different distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Trusts in preparation of their financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

A. Valuation of Investments — The Funds have elected to use the amortized cost method of valuation pursuant to Rule 2a-7 under the 1940 Act. This involves valuing a security at its cost initially and thereafter assuming a constant amortization to maturity of any discounts or premium, regardless of the impact of fluctuating interest rates on the market value of the security. This method may result in periods during which value, as determined by amortized cost, is higher or lower than the price each Fund would receive if it sold the security. The market value of securities in the Funds can be expected to vary inversely with changes in prevailing interest rates.

During the period, the Funds adopted Statement of Financial Accounting Standards No. 157 — Fair Value Measurements — (“SFAS 157”). SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. SFAS 157 requires disclosure surrounding the various inputs that are used in determining the fair value of the Funds’ investments. These inputs are summarized into the three broad levels listed below.

•	Level 1 — quoted prices in active markets for identical securities

•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, money market securities are valued using amortized cost, in accordance with rules under the 1940 Act. Generally, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

122   J.P. MORGAN MONEY MARKET FUNDS        FEBRUARY 28, 2009

The following is a summary of the inputs used as of February 28, 2009 in valuing the Funds’ assets and liabilities carried at amortized cost which approximates fair value (amounts in thousands):

Valuation Inputs	Investments in Securities	Other Financial Instruments*
Prime Money Market Fund
Level 1 — Quoted prices	$—	$—
Level 2 — Other significant observable inputs	168,003,360	—
Level 3 — Significant unobservable inputs	—	—
Total	$168,003,360	$—
Liquid Assets Money Market Fund
Level 1 — Quoted prices	$—	$—
Level 2 — Other significant observable inputs	13,557,419	—
Level 3 — Significant unobservable inputs	—	—
Total	$13,557,419	$—
U.S. Government Money Market Fund
Level 1 — Quoted prices	$—	$—
Level 2 — Other significant observable inputs	100,273,534	—
Level 3 — Significant unobservable inputs	—	—
Total	$100,273,534	$—
U.S. Treasury Plus Money Market Fund
Level 1 — Quoted prices	$—	$—
Level 2 — Other significant observable inputs	21,220,051	—
Level 3 — Significant unobservable inputs	—	—
Total	$21,220,051	$—
Federal Money Market Fund
Level 1 — Quoted prices	$—	$—
Level 2 — Other significant observable inputs	21,782,943	—
Level 3 — Significant unobservable inputs	—	—
Total	$21,782,943	$—
100% U.S. Treasury Securities Money Market Fund
Level 1 — Quoted prices	$—	$—
Level 2 — Other significant observable inputs	33,046,690	—
Level 3 — Significant unobservable inputs	—	—
Total	$33,046,690	$—
Tax Free Money Market Fund
Level 1 — Quoted prices	$—	$—
Level 2 — Other significant observable inputs	29,920,079	—
Level 3 — Significant unobservable inputs	—	—
Total	$29,920,079	$—
Municipal Money Market Fund
Level 1 — Quoted prices	$—	$—
Level 2 — Other significant observable inputs	2,638,220	—
Level 3 — Significant unobservable inputs	—	—
Total	$2,638,220	$—

*	Other financial instruments may include futures, forwards and swap contracts.

FEBRUARY 28, 2009        J.P. MORGAN MONEY MARKET FUNDS   123

NOTES TO FINANCIAL STATEMENTS
AS OF FEBRUARY 28, 2009 (continued)

B. Restricted and Illiquid Securities — The Funds may invest in securities that are subject to legal or contractual restrictions on resale or are illiquid. Restricted securities generally may be resold in transactions exempt from registration. An illiquid security is a security which cannot be disposed of promptly (within seven days) and in the usual course of business at approximately its fair value and includes, but is not limited to, repurchase agreements maturing in excess of seven days, time deposits with a withdrawal penalty, non-negotiable instruments and instruments for which no market exists. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at the current valuation may be difficult.

The following is the value and percentage of net assets of illiquid securities as of February 28, 2009 (amounts in thousands):

	Value	Percentage
U.S. Government Money Market Fund	$4,000,000	4.0%

C. Repurchase Agreements — The Funds may enter into repurchase agreement transactions with institutions that meet the advisor’s credit guidelines. Each repurchase agreement is valued at amortized cost. The Funds require that the collateral received in a repurchase agreement transaction be transferred to a custodian in a manner sufficient to enable the Funds to obtain collateral in the event of a counterparty default. If the counterparty defaults and the fair value of the collateral declines, realization of the collateral by the Funds may be delayed or limited.

D. Securities Lending — During the year, 100% U.S. Treasury Securities Money Market Fund entered into securities loans with brokers, approved by J.P. Morgan Investment Management Inc. (the “Advisor”), in order to generate additional income. JPMorgan Chase Bank N.A. (JPMCB), an affiliate of the Funds, serves as lending agent for the 100% U.S. Treasury Securities Money Market Fund. Loans are collateralized by U.S. Treasury securities and upon termination of the loan, 100% U.S. Treasury Securities Money Market Fund is required to return to the borrower securities posted as collateral. Loans are subject to termination by 100% U.S. Treasury Securities Money Market Fund or the borrower at any time.

Securities lending income is comprised of the fee income earned on the securities lent, net of lending agent fees. These amounts are recorded as income from securities lending (net) on the Statements of Operations. 100% U.S. Treasury Securities Money Market Fund also receives payments from the borrower during the period of the loan, equivalent to interest earned on the securities loaned, which are recorded as interest income on the Statements of Operations.

At the inception of a loan, securities are exchanged for collateral equal to at least 102% of the value of loaned U.S. securities plus accrued interest. The securities lending agreement with JPMCB requires that the loaned securities are marked to market on a daily basis and additional collateral is requested from borrowers when the value of the securities received from borrowers becomes less than 100% of the value of loaned securities.

Collateral is received in the form of U.S. Treasury securities, which cannot be sold or repledged. These securities are not reflected in the 100% U.S. Treasury Securities Money Market Fund’s Statement of Assets and Liabilities. At February 28, 2009 there were no outstanding loans.

Securities lending involves counterparty risks, including the risk that the loaned securities may not be returned in a timely manner or at all. Subject to certain conditions, JPMCB has agreed to indemnify the 100% U.S. Treasury Securities Money Market Fund from losses resulting from a borrower’s failure to return a loaned security.

Effective September 2, 2008, JPMCB is entitled to lending agent fees, in accordance with the lending agreement, equal to 0.03% of the average dollar value of U.S. securities loans outstanding during the month. Prior to September 2, 2008, JPMCB was entitled to fees, in accordance with the lending agreement, equal to 0.06% based upon the value of collateral received from borrowers for each loan of U.S. securities. JPMCB voluntarily reduced its fees for the period March 1, 2008 to September 1, 2008 to 0.03% based upon the value of collateral received from borrowers of the average dollar value of each loan of U.S. securities, during the month.

The 100% U.S. Treasury Securities Money Market Fund paid lending agent fees to JPMCB in an amount of approximately $849,000 for the year ended February 28, 2009.

E. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method adjusted for amortization of premiums and accretion of discounts.

F. Allocation of Income and Expenses — In calculating the net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Expenses directly attributable to a fund are charged directly to that fund while the expenses attributable to more than one fund of a Trust are allocated among the respective funds. Each class of shares bears its pro-rata portion of expenses attributable to its Fund, except that each class separately bears expenses related specifically to that class, such as distribution and shareholder servicing fees.

G. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. Accordingly, no provision for Federal income tax is necessary.

124   J.P. MORGAN MONEY MARKET FUNDS        FEBRUARY 28, 2009

Financial Accounting Standards Board (the “FASB”) Interpretation No. 48, “Accounting for Uncertainty in Income Taxes — an Interpretation of FASB Statement No. 109” (the “Interpretation”) establishes for all entities, including pass-through entities such as the Funds, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. The Funds have recorded no tax liabilities pursuant to the Interpretation. However, the conclusions regarding the Interpretation may be subject to review and adjustment at a later date based on factors including, but not limited to, further interpretation from FASB, new tax laws, regulations and interpretations thereof. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Each of the Funds’ federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

H. Dividends and Distributions to Shareholders — Dividends from net investment income are declared daily and paid monthly. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed at least annually. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

The following amounts were reclassified within the capital accounts (amounts in thousands):

	Paid-in- Capital		Accumulated Undistributed/ (Overdistributed) Net Investment Income	Accumulated Net Realized Gain (Loss) on Investments
Prime Money Market Fund	$—		$1,410	$(1,410)
Liquid Assets Money Market Fund	—		557	(557)
U.S. Government Money Market Fund	—		493	(493)
U.S. Treasury Plus Money Market Fund	—	(a)	327	(327)
Federal Money Market Fund	—		336	(336)
100% U.S. Treasury Securities Money Market Fund	—		377	(377)
Municipal Money Market Fund	—	(a)	242	(242)

(a)	Amount rounds to less than $1,000.

The reclassifications for the Funds relate primarily to distribution reclassifications.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to separate Amended and Restated Investment Advisory Agreements, J.P. Morgan Investment Management Inc. (“JPMIM”) acts as the investment advisor to the Prime Money Market Fund, Federal Money Market Fund, 100% U.S. Treasury Securities Money Market Fund and Tax Free Money Market Fund and JPMorgan Investment Advisors Inc. (“JPMIA”, and together with JPMIM, each an “Advisor”) acts as the investment advisor to the Liquid Assets Money Market Fund, U.S. Government Money Market Fund, U.S. Treasury Plus Money Market Fund and Municipal Money Market Fund. JPMIM is a wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”). JPMIA is an indirect, wholly-owned subsidiary of JPMorgan. The Advisors supervise the investments of each respective Fund and for such services are paid a fee. Each Advisor’s fee is accrued daily and paid monthly based on each Fund’s respective average daily net assets. The annual fee rate for each Fund is 0.08%.

The Funds may invest in one or more money market funds advised by the Advisor or its affiliates. The Advisor, Administrator and Shareholder Servicing Agent reimburse to the Funds an amount sufficient to offset the respective fees each charges to the affiliated money market fund on the Funds’ investment in such affiliated money market fund. A portion of the reimbursement is voluntary.

As of February 28, 2009, there were no waivers/reimbursements resulting from investments in the money market funds.

B. Administration Fee — Pursuant to an Administration Agreement, JPMorgan Funds Management, Inc. (the “Administrator”), an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Funds. In consideration of these services, the Administrator receives a fee computed daily and paid monthly at the annual rate of 0.10% of the first $100 billion of the average daily net assets of all money market funds in the JPMorgan Fund Complex and 0.05% of the average daily net assets in excess of $100 billion of all such funds. For the year ended February 28, 2009, the annual effective rate was 0.07% of each Fund’s average daily net assets.

The Administrator waived Administrative fees as outlined in Note 3.F.

J.P. Morgan Investor Services, Co. (“JPMIS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as the Funds’ Sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMIS receives a portion of the fees payable to the Administrator.

FEBRUARY 28, 2009        J.P. MORGAN MONEY MARKET FUNDS   125

NOTES TO FINANCIAL STATEMENTS
AS OF FEBRUARY 28, 2009 (continued)

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trusts’ exclusive underwriter and promotes and arranges for the sale of each Fund’s shares.

The Board of Trustees has adopted a Distribution Plan (the “Distribution Plan”) for Morgan, Class B, Class C, Reserve, Cash Management, Service and E*Trade Shares of the Funds, as applicable, in accordance with Rule 12b-1 under the 1940 Act. The Premier, Agency, Institutional Class, Investor and Capital Shares do not participate in the Distribution Plan. The Distribution Plan provides that each Fund shall pay distribution fees, including payments to the Distributor, at annual rates of the average daily net assets as shown in the table below:

	Morgan	Class B	Class C	Reserve	Cash Management	Service	E*Trade
Prime Money Market Fund	n/a	0.75%	0.75%	0.25%	0.50%	n/a	n/a
Liquid Assets Money Market Fund	0.10%	0.75	0.75	0.25	n/a	0.60%	0.60%
U.S. Government Money Market Fund	0.10	n/a	n/a	0.25	n/a	0.60	n/a
U.S. Treasury Plus Money Market Fund	0.10	0.75	0.75	0.25	n/a	n/a	n/a
Federal Money Market Fund	0.10	n/a	n/a	0.25	n/a	n/a	n/a
100% U.S. Treasury Securities Money Market Fund	0.10	n/a	n/a	0.25	n/a	n/a	n/a
Tax Free Money Market Fund	0.10	n/a	n/a	0.25	n/a	n/a	n/a
Municipal Money Market Fund	0.10	n/a	n/a	0.25	n/a	0.60	0.60

The Distributor waived Distribution fees as outlined in Note 3.F.

In addition, the Distributor is entitled to receive the CDSC from redemptions of Class B and Class C Shares. For the year ended February 28, 2009, the Distributor retained the following amounts (in thousands):

CDSC
Prime Money Market Fund	$76
Liquid Assets Money Market Fund	164
U.S. Treasury Plus Money Market Fund	18

D. Shareholder Servicing Fees — The Trusts, on behalf of the Funds, have entered into a Shareholder Servicing Agreement with the Distributor under which the Distributor provides certain support services to the shareholders. For performing these services, the Distributor receives a fee that is computed daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

	Morgan	Premier	Agency	Class B	Class C	Institutional Class
Prime Money Market Fund	0.35%	0.30%	0.15%	0.25%	0.25%	0.10%
Liquid Assets Money Market Fund	0.35	0.30	0.15	0.25	0.25	0.10
U.S. Government Money Market Fund	0.35	0.30	0.15	n/a	n/a	0.10
U.S. Treasury Plus Money Market Fund	0.35	0.30	0.15	0.25	0.25	0.10
Federal Money Market Fund	0.35	0.30	0.15	n/a	n/a	0.10
100% U.S. Treasury Securities Money Market Fund	0.35	0.30	0.15	n/a	n/a	0.10
Tax Free Money Market Fund	0.35	0.30	0.15	n/a	n/a	0.10
Municipal Money Market Fund	0.35	0.30	0.15	n/a	n/a	0.10

	Reserve	Investor	Cash Management	Capital	Service	E*Trade
Prime Money Market Fund	0.30%	n/a	0.30%	0.05%	n/a	n/a
Liquid Assets Money Market Fund	0.30	0.35%	n/a	0.05	0.30%	0.30%
U.S. Government Money Market Fund	0.30	n/a	n/a	0.05	0.30	n/a
U.S. Treasury Plus Money Market Fund	0.30	0.35	n/a	n/a	n/a	n/a
Federal Money Market Fund	0.30	n/a	n/a	n/a	n/a	n/a
100% U.S. Treasury Securities Money Market Fund	0.30	n/a	n/a	0.05	n/a	n/a
Tax Free Money Market Fund	0.30	n/a	n/a	n/a	n/a	n/a
Municipal Money Market Fund	0.30	n/a	n/a	n/a	0.30	0.30

The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds under which the Distributor will pay all or a portion of such fees earned to financial intermediaries for performing such services.

The Distributor waived Shareholder Servicing fees as outlined in Note 3.F.

126   J.P. MORGAN MONEY MARKET FUNDS        FEBRUARY 28, 2009

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services for the Funds. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in Custodian and accounting fees in the Statements of Operations. The custodian fees may be reduced by credits earned by each Fund, based on uninvested cash balances held by the custodian. Such earnings credits are presented separately in the Statements of Operations.

Interest expense, if any, paid to the custodian related to cash overdrafts is included in Interest expense to affiliates in the Statements of Operations.

F. Waivers and Reimbursements — The Advisors, Administrator and Distributor have contractually agreed to waive fees and/or reimburse the Funds to the extent that total annual operating expenses (excluding acquired fund fees and expenses, dividend expense related to short sales, interest, taxes, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan and insurance expense related to participation in the U.S. Treasury Department’s Temporary Guarantee Program as described in Note 8) exceed the percentages of the Funds’ respective average daily net assets as shown in the table below:

	Morgan	Premier	Agency	Class B	Class C	Institutional Class
Prime Money Market Fund	0.52%	0.45%	0.26%	0.97%	0.97%	0.20%
Liquid Assets Money Market Fund	0.59	0.45	0.26	0.97	0.97	0.20
U.S. Government Money Market Fund	0.59	0.45	0.26	n/a	n/a	0.20
U.S. Treasury Plus Money Market Fund	0.59	0.45	0.26	0.97	0.97	0.20
Federal Money Market Fund	0.59	0.45	0.26	n/a	n/a	0.20
100% U.S. Treasury Securities Money Market Fund	0.59	0.45	0.26	n/a	n/a	0.20
Tax Free Money Market Fund	0.59	0.45	0.26	n/a	n/a	0.20
Municipal Money Market Fund	0.59	0.45	0.26	n/a	n/a	0.20

	Reserve	Investor	Cash Management	Capital	Service	E*Trade
Prime Money Market Fund	0.70%	n/a	0.96%	0.16%	n/a	n/a
Liquid Assets Money Market Fund	0.70	0.51%	n/a	0.16	1.05%	1.00%
U.S. Government Money Market Fund	0.70	n/a	n/a	0.16	1.05	n/a
U.S. Treasury Plus Money Market Fund	0.70	0.51	n/a	n/a	n/a	n/a
Federal Money Market Fund	0.70	n/a	n/a	n/a	n/a	n/a
100% U.S. Treasury Securities Money Market Fund	0.70	n/a	n/a	0.16	n/a	n/a
Tax Free Money Market Fund	0.70	n/a	n/a	n/a	n/a	n/a
Municipal Money Market Fund	0.70	n/a	n/a	n/a	1.05	1.00

The contractual expense limitation agreements were in effect for the year ended February 28, 2009. The expense limitation percentages in the table above are in place until at least June 30, 2009 except for E*Trade Shares of the Liquid Assets Money Market Fund, which is in place until at least October 31, 2009.

For the year ended February 28, 2009, the Funds’ service providers waived fees and/or reimbursed expenses for each of the Funds as follows (amounts in thousands). None of these parties expect the Funds to repay any such waived fees and reimbursed expenses in future years.

	Contractual Waivers
	Administration	Shareholder Servicing	Distribution	Total
Prime Money Market Fund	$—	$48,957	$—	$48,957
Liquid Assets Money Market Fund	797	4,473	—	5,270
U.S. Government Money Market Fund	—	23,929	—	23,929
U.S. Treasury Plus Money Market Fund	5	8,841	—	8,846
Federal Money Market Fund	—	8,423	3	8,426
100% U.S. Treasury Securities Money Market Fund	2,344	14,738	—	17,082
Tax Free Money Market Fund	—	10,142	—	10,142
Municipal Money Market Fund	—	1,653	—	1,653

	Voluntary Waivers
	Shareholder Servicing	Distribution	Total
U.S. Government Money Market Fund	$—	$185	$185
U.S. Treasury Plus Money Market Fund	1,795	3,153	4,948
100% U.S. Treasury Securities Money Market Fund	2,907	3,567	6,474
Tax Free Money Market Fund	—	76	76
Municipal Money Market Fund	—	382	382

FEBRUARY 28, 2009        J.P. MORGAN MONEY MARKET FUNDS   127

NOTES TO FINANCIAL STATEMENTS
AS OF FEBRUARY 28, 2009 (continued)

G. Other — Certain officers of the Trusts are affiliated with the Advisor, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.

The Board of Trustees appointed a Chief Compliance Officer to the Funds in accordance with federal securities regulations. Each Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees in the Statements of Operations.

The Trusts adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as a Trustee. The deferred fees are invested in various JPMorgan Funds until distribution in accordance with the Plan.

During the year ended February 28, 2009, certain Funds may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Advisor.

The Funds may use related party broker/dealers. For the year ended February 28, 2009, the Funds did not incur any brokerage commissions with broker/dealers affiliated with the Advisor.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments subject to certain conditions.

4. Class Specific Expenses

The Funds’ class specific expenses for the year ended February 28, 2009 were as follows (amounts in thousands):

	Distribution	Shareholder Servicing
Prime Money Market Fund
Morgan	$—	$26,165
Premier	—	29,355
Agency	—	17,511
Class B	79	26
Class C	65	22
Institutional Class	—	29,205
Reserve	6,916	8,299
Cash Management	504	302
Capital	—	29,453
	$7,564	$140,338
Liquid Assets Money Market Fund
Morgan	$3,415	$11,951
Premier	—	2,103
Agency	—	792
Class B	178	59
Class C	3,844	1,281
Institutional Class	—	1,230
Reserve	3,080	3,695
Investor	—	2,526
Capital	—	1,513
Service	3,785	1,893
E*Trade	1	—(a)
	$14,303	$27,043
U.S. Government Money Market Fund
Morgan	$3,942	$13,797
Premier	—	7,778
Agency	—	12,515
Institutional Class	—	11,659
Reserve	638	766
Capital	—	13,968
Service	1,546	773
	$6,126	$61,256

128   J.P. MORGAN MONEY MARKET FUNDS        FEBRUARY 28, 2009

	Distribution	Shareholder Servicing
U.S. Treasury Plus Money Market Fund
Morgan	$1,909	$6,681
Premier	—	3,959
Agency	—	2,894
Class B	12	4
Class C	880	293
Institutional Class	—	12,433
Reserve	4,196	5,035
Investor	—	4,338
	$6,997	$35,637
Federal Money Market Fund
Morgan	$262	$918
Premier	—	3,795
Agency	—	1,398
Institutional Class	—	13,825
Reserve	52	62
	$314	$19,998
100% U.S. Treasury Securities Money Market Fund
Morgan	$2,638	$9,234
Premier	—	11,405
Agency	—	3,777
Institutional Class	—	14,868
Reserve	11,322	13,587
Capital	—	4,811
	$13,960	$57,682
Tax Free Money Market Fund
Morgan	$933	$3,265
Premier	—	14,744
Agency	—	1,864
Institutional Class	—	15,394
Reserve	20,334	24,401
	$21,267	$59,668
Municipal Money Market Fund
Morgan	$460	$1,610
Premier	—	312
Agency	—	135
Institutional Class	—	406
Reserve	425	509
Service	340	170
E*Trade	9,274	4,637
	$10,499	$7,779

(a)	Amount rounds to less than $1,000.

FEBRUARY 28, 2009        J.P. MORGAN MONEY MARKET FUNDS   129

NOTES TO FINANCIAL STATEMENTS
AS OF FEBRUARY 28, 2009 (continued)

5. Federal Income Tax Matters

The tax character of distributions paid during the fiscal year ended February 28, 2009 was as follows (amounts in thousands):

	Total Distributions Paid From:
	Ordinary Income	Tax-Exempt Income	Net Long-Term Capital Gains		Total Distributions Paid
Prime Money Market Fund	$2,698,412	$—	$—	(a)	$2,698,412
Liquid Assets Money Market Fund	260,850	—	—		260,850
U.S. Government Money Market Fund	855,961	—	—		855,961
U.S. Treasury Plus Money Market Fund	150,129	—	—		150,129
Federal Money Market Fund	272,114	—	—		272,114
100% U.S. Treasury Securities Money Market Fund	368,771	—	—		368,771
Tax Free Money Market Fund	11,201	449,510	—		460,711
Municipal Money Market Fund	364	36,117	117		36,598

(a)	Amount rounds to less than $1,000.

The tax character of distributions paid during the fiscal year ended February 29, 2008 was as follows (amounts in thousands):

	Total Distributions Paid From:
	Ordinary Income	Tax-Exempt Income	Net Long-Term Capital Gains	Total Distributions Paid
Prime Money Market Fund	$4,854,925	$—	$—	$4,854,925
Liquid Assets Money Market Fund	530,905	—	—	530,905
U.S. Government Money Market Fund	952,220	—	—	952,220
U.S. Treasury Plus Money Market Fund	417,354	—	—	417,354
Federal Money Market Fund	485,197	—	—	485,197
100% U.S. Treasury Securities Money Market Fund	656,113	—	—	656,113
Tax Free Money Market Fund	8,286	634,923	1,291	644,500
Municipal Money Market Fund	554	106,181	—	106,735

At February 28, 2009, the components of net assets (excluding paid in capital) on a tax basis were as follows (amounts in thousands):

	Current Distributable Ordinary Income	Current Distributable Long Term Capital Gain or (Tax Basis Capital Loss Carryover)	Current Distributable Tax Exempt Income
Prime Money Market Fund	$56,749	$—	$—
Liquid Assets Money Market Fund	1,520	—	—
U.S. Government Money Market Fund	18,248	—	—
U.S. Treasury Plus Money Market Fund	2,800	—	—
Federal Money Market Fund	5,910	—	—
100% U.S. Treasury Securities Money Market Fund	2,412	—	—
Tax Free Money Market Fund	3,501	471	8,614
Municipal Money Market Fund	216	—	436

The cumulative timing differences primarily consist of trustee deferred compensation and distributions payable.

Net capital losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of the Funds’ next taxable year. For the year ended February 28, 2009, the following Funds deferred to March 1, 2009 post October capital losses of (amounts in thousands):

	Capital Losses
Prime Money Market Fund	$—	(a)
100% U.S. Treasury Securities Money Market Fund	43

(a)	Amount rounds to less than $1,000.

130   J.P. MORGAN MONEY MARKET FUNDS        FEBRUARY 28, 2009

6. Borrowings

The Funds rely upon an exemptive order (“Order”) permitting the establishment and operation of an Interfund Lending Facility (“Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. The Interfund Loan Rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPM II and may be relied upon by the Funds because they are investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

In addition, the Trusts and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the JPMorgan Funds including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 17, 2009.

As of February 28, 2009, the Liquid Assets Money Market Fund had no outstanding loans from another fund. Average loans for the year ended February 28, 2009, were as follows (amounts in thousands):

	Average Loans	Average Number of Days Outstanding	Interest Earned
Liquid Assets Money Market Fund	$16,284	1	$52

Interest earned, if any, as a result of lending money to another fund as of February 28, 2009 is included in Income from interfund lending (net) in the Statements of Operations.

The Funds had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility at February 28, 2009 or at any time during the year then ended.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against each Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

For the Federal Money Market Fund, 100% U.S. Treasury Securities Money Market Fund and Tax Free Money Market Fund, one or more affiliates of the Funds’ investment advisors have investment discretion with respect to their clients’ holdings in the Funds, which collectively represent a significant portion of the Funds’ assets. Significant shareholder transactions, if any, may impact the Funds’ performance.

The Municipal Money Market Fund and Tax Free Money Market Fund invest substantially all of their assets in a diversified portfolio of debt obligations issued by states, territories and possessions of the United States and by the District of Columbia, and by their political subdivisions and duly constituted authorities. An issuer’s ability to meet their payment obligations may be affected by economic or political developments in a specific state or region. These debt obligations may be insured by private insurers who guarantee the payment of principal and interest in the event of issuer default. These securities generally have features that preserve their eligibility for investment under Rule 2a-7 under the 1940 Act without relying on the ratings or solvency of such bond insurers. The value of these investments may be impacted by changes to bond insurers’ ratings and the Municipal Money Market Fund’s and Tax Free Money Market Fund’s ability to collect principal and interest, in the event of an issuer’s default, may be limited if the private insurer does not have the wherewithal to satisfy its obligation.

The profitability of banks depends largely on the availability and cost of funds, which can change depending upon economic conditions. Banks are also exposed to losses if borrowers get into financial trouble and cannot repay their loans.

8. U.S. Treasury’s Guarantee Program

The Funds are eligible to participate in the U.S. Treasury Department’s Temporary Guarantee Program for Money Market Funds (the “Program”). Under the Program, the U.S. Treasury Department (the “Treasury”) guarantees to beneficial shareholders that they will receive one dollar (“stable share price”) for each share held in a participating money market fund as of the close of business on September 19, 2008. The guarantee will be triggered if, after the close of business on September 19, 2008, a participating fund’s per share net asset value falls below 99.5% of the stable share price.

Any increase in the number of shares held in a participating fund after the close of business on September 19, 2008, or an investment in another participating fund after that date, will not be guaranteed. If an investor holds less than the number of shares originally held in a participating fund on September 19, 2008, on the date the guarantee is triggered, only the number of shares held on that later date will be covered. In addition, if an

FEBRUARY 28, 2009        J.P. MORGAN MONEY MARKET FUNDS   131

NOTES TO FINANCIAL STATEMENTS
AS OF FEBRUARY 28, 2009 (continued)

investor closes an account where the shares were held on September 19, 2008, or transfers shares from such an account to a new account after that date, the shares will not be covered.

All Funds, with the exception of 100% U.S. Treasury Securities Money Market Fund, participated in the Program for the period September 19, 2008 through December 18, 2008, the Program’s initial expiration date. The Treasury extended the Program through April 30, 2009 and again extended the program through September 18, 2009. All Funds, with the exception of 100% U.S. Treasury Securities Money Market Fund, continued to participate in the Program through the extended expiration date of April 30, 2009. All Funds, with the exception of U.S. Government Money Market Fund, U.S. Treasury Plus Money Market Fund, Federal Money Market Fund and 100% U.S. Treasury Securities Money Market Fund will continue to participate in the Program through the extended expiration date of September 18, 2009.

Fees associated with the Program are based on a Fund’s shares outstanding as of September 19, 2008 (“initial shares outstanding”). Each of the Funds participating in the Program paid the Treasury a fee of 0.01% of initial shares outstanding for the period September 19, 2008, through December 18, 2008, and 0.015% of initial shares outstanding for the period December 19, 2008 through April 30, 2009. For the period May 1, 2009 through September 18, 2009, each of the Funds participating in the extended Program will pay a fee of 0.015% of initial shares outstanding.

Fees are recorded in Insurance expense on the Statements of Operations. This expense is borne by the Funds participating in the Program without regard to any expense limitation currently in effect for the Funds. All shareholders of each participating Fund will bear this cost without regard to the extent of their coverage under the Program.

9. Legal Matters

Prior to becoming an affiliate of JPMorgan, on June 29, 2004, Banc One Investment Advisors Corporation (“BOIA”), now known as JPMIA, entered into agreements with the SEC and the New York Attorney General (“NYAG”) in resolution of investigations conducted by the SEC and the NYAG into market timing of certain funds advised by BOIA which were series of One Group Mutual Funds, possible late trading of certain funds and related matters. In its settlement with the SEC, BOIA consented to the entry of an order by the SEC (the “SEC Order”) instituting and settling administrative and cease-and-desist proceedings against it. Under the terms of the SEC Order and the NYAG settlement agreement, BOIA agreed to pay disgorgement of $10 million and a civil money penalty of $40 million for a total payment of $50 million, which is being distributed to certain current and former shareholders of certain funds. Pursuant to the settlement agreement with the NYAG, BOIA reduced its management fee for certain funds which were series of One Group Mutual Funds (now known as JPM II) in the aggregate amount of approximately $8 million annually over a five-year period commencing September, 2004.

In addition to the matters involving the SEC and NYAG, various lawsuits were filed by private plaintiffs in connection with these circumstances in various state and federal courts. These actions were transferred to the United States District Court for the District of Maryland for coordinated or consolidated pretrial proceedings by the orders of the Judicial Panel on Multidistrict Litigation, a federal judicial body that assists in the administration of such actions. The plaintiffs filed consolidated amended complaints, naming as defendants, among others, BOIA, Bank One Corporation and JPMorgan Chase (the former and current corporate parent of BOIA), the Distributor, The One Group Services Company (the former distributor of One Group Mutual Funds), certain officers of One Group Mutual Funds and BOIA, and certain current and former Trustees of One Group Mutual Funds. These complaints alleged, among other things, that various defendants (i) violated various antifraud and other provisions of federal securities laws, (ii) breached their fiduciary duties, (iii) unjustly enriched themselves, (iv) breached Fund-related contracts, and (v) conspired to commit unlawful acts.

As of June 14, 2006, all claims against One Group Mutual Funds and current and former trustees were dismissed by the United States District Court in Maryland. Certain claims against BOIA and its affiliates have also been dismissed, and a settlement in principle has been reached for the purpose of resolving all remaining claims in the litigation in Maryland. The settlement is subject to court approval.

JPM II, any series thereof, the JPMorgan Prime Money Market Fund and the JPMorgan 100% U.S. Treasury Securities Money Market Fund will be reimbursed for all costs associated with these matters to ensure that they incur no expense as it relates to the matters described above. A portion of these reimbursements may be from related parties.

10. Subsequent Event

Subsequent to February 28, 2009, certain affiliated shareholders of 100% U.S. Treasury Securities Money Market Fund redeemed their Premier, Institutional Class and Reserve Shares. These redemptions amounted to approximately 22% of the February 28, 2009 net assets of the 100% U.S. Treasury Securities Money Market Fund.

132   J.P. MORGAN MONEY MARKET FUNDS        FEBRUARY 28, 2009

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of JPMorgan Trust I and JPMorgan Trust II and the Shareholders of
JPMorgan Prime Money Market Fund, JPMorgan Liquid Assets Money Market Fund, JPMorgan U.S. Government Money Market Fund, JPMorgan U.S. Treasury Plus Money Market Fund, JPMorgan Federal Money Market Fund, JPMorgan 100% U.S. Treasury Securities Money Market Fund, JPMorgan Tax Free Money Market Fund and JPMorgan Municipal Money Market Fund:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of JPMorgan Prime Money Market Fund, JPMorgan Federal Money Market Fund, JPMorgan 100% U.S. Treasury Securities Money Market Fund and JPMorgan Tax Free Money Market Fund (each a separate fund of JPMorgan Trust I) and JPMorgan Liquid Assets Money Market Fund, JPMorgan U.S. Government Money Market Fund, JPMorgan U.S. Treasury Plus Money Market Fund and JPMorgan Municipal Money Market Fund (each a separate fund of JPMorgan Trust II) (hereafter collectively referred to as the “Funds”) at February 28, 2009, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2009 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
April 28, 2009

FEBRUARY 28, 2009        J.P. MORGAN MONEY MARKET FUNDS   133

TRUSTEES
(Unaudited)

The Funds’ Statement of Additional Information includes additional information about the Funds’ Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the JPMorgan Funds’ website at www.jpmorganfunds.com.

Name (Year of Birth); Positions With the Funds (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex
Independent Trustees
William J. Armstrong (1941); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 1987.	Retired; CFO and Consultant, EduNeering, Inc. (internet business education supplier) (2000–2001); Vice President and Treasurer, Ingersoll–Rand Company (manufacturer of industrial equipment) (1972–2000).	138	None.
John F. Finn (1947); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1998.	President and Chief Executive Officer, Gardner, Inc. (wholesale distributor to outdoor power equipment industry) (1979–present).	138	Director, Cardinal Health, Inc. (CAH) (1994–present); Chairman, Greif, Inc. (GEF) (packaging manufacturer) (2007–present).
Dr. Matthew Goldstein (1941); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 2003.	Chancellor, City University of New York (1999–present); President, Adelphi University (New York) (1998–1999).	138	Director, Bronx-Lebanon Hospital Center; Director, United Way of New York City (2002–present).
Robert J. Higgins (1945); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 2002.	Retired; Director of Administration of the State of Rhode Island (2003–2004); President — Consumer Banking and Investment Services, Fleet Boston Financial (1971–2001).	138	None.
Peter C. Marshall (1942); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1985.	Self-employed business consultant (2000–present); Senior Vice President, W.D. Hoard, Inc. (corporate parent of DCI Marketing, Inc.) (2000–2002); President, DCI Marketing, Inc. (1992–2000).	138	Director, Center for Deaf and Hard of Hearing (1990–present).
Marilyn McCoy* (1948); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1999.	Vice President of Administration and Planning, Northwestern University (1985–present).	138	Trustee, Carleton College (2003–present).
William G. Morton, Jr. (1937); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 2003.	Retired; Chairman Emeritus (2001–2002), and Chairman and Chief Executive Officer, Boston Stock Exchange (1985–2001).	138	Trustee, Stratton Mountain School (2001–present)

134   J.P. MORGAN MONEY MARKET FUNDS        FEBRUARY 28, 2009

Name (Year of Birth); Positions With the Funds (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex
Independent Trustees
Robert A. Oden, Jr. (1946); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1997.	President, Carleton College (2002–present); President, Kenyon College (1995–2002).	138	Trustee, American University in Cairo (1999–present); Trustee, Carleton College (2002–present).
Fergus Reid, III (1932); Trustee of Trust (Chairman) since 2005; Trustee (Chairman) of heritage JPMorgan Funds since 1987.	Chairman, Joe Pietryka, Inc. (formerly Lumelite Corporation) (plastics manufacturing) (2003–present); Chairman and Chief Executive Officer, Lumelite Corporation (1985–2002).	138	Trustee, Morgan Stanley Funds (164 portfolios) (1992–present).
Frederick W. Ruebeck (1939); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1994.	Advisor, Jerome P. Green & Associates, LLC (broker-dealer) (2000–present); Chief Investment Officer, Wabash College (2004–present); self-employed consultant (2000–present); Director of Investments, Eli Lilly and Company (pharmaceuticals) (1988–1999).	138	Trustee, Wabash College (1988–present); Chairman, Indianapolis Symphony Orchestra Foundation (1994–present).
James J. Schonbachler (1943); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 2001.	Retired; Managing Director of Bankers Trust Company (financial services) (1968–1998).	138	None.
Interested Trustees
Frankie D. Hughes** (1952), Trustee of Trust since 2008.	Principal and Chief Investment Officer, Hughes Capital Management, Inc. (fixed income asset management) (1993–present).	138	None.
Leonard M. Spalding, Jr.*** (1935); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 1998.	Retired; Chief Executive Officer, Chase Mutual Funds (investment company) (1989–1998); President and Chief Executive Officer, Vista Capital Management (investment management) (1990–1998); Chief Investment Executive, Chase Manhattan Private Bank (investment management) (1990–1998).	138
Director, Glenview Trust Company, LLC (2001–present); Trustee, St. Catherine College (1998–present); Trustee, Bellarmine University (2000–present); Director, Springfield-Washington County Economic Development Authority (1997–present); Trustee, Catholic Education Foundation (2005–present).

(1)	Each Trustee serves for an indefinite term, subject to the Trust’s current retirement policy, which is age 75 for all Trustees, except Mr. Reid for whom it is age 78.

(2)	A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The JPMorgan Funds Complex for which the Board of Trustees serves currently includes eight registered investment companies (138 funds).

*	Ms. McCoy has served as Vice President of Administration and Planning for Northwestern University since 1985. William M. Daley, Head of Corporate Responsibility for JPMorgan Chase & Co., has served as a member of the Board of Trustees of Northwestern University since 2005. The Funds’ investment adviser is a wholly-owned subsidiary of JPMorgan Chase & Co.

**	Ms. Hughes is treated as an “interested person” based on the portfolio holdings of clients of Hughes Capital Management, Inc.

***	Mr. Spalding is treated as an “interested person” due to his ownership of JPMorgan Chase stock.

The contact address for each of the Trustees is 245 Park Avenue, New York, NY 10167.

FEBRUARY 28, 2009        J.P. MORGAN MONEY MARKET FUNDS   135

OFFICERS
(Unaudited)

Name (Year of Birth), Positions Held with the Trust (Since)	Principal Occupations During Past 5 Years
George C.W. Gatch (1962), President (2005)
Managing Director, J.P. Morgan Investment Management Inc.; Director and President, JPMorgan Distribution Services, Inc. and JPMorgan Funds Management, Inc. since 2005. Mr. Gatch is CEO and President of the JPMorgan Funds. Mr. Gatch has been an employee of JPMorgan since 1986 and has held positions such as President and CEO of DKB Morgan, a Japanese mutual fund company, which was a joint venture between J.P. Morgan and Dai-Ichi Kangyo Bank, as well as positions in business management, marketing, and sales.

Robert L. Young (1963), Senior Vice President (2005)*
Director and Vice President, JPMorgan Distribution Services, Inc. and JPMorgan Funds Management, Inc.; Chief Operating Officer, JPMorgan Funds since 2005, and One Group Mutual Funds from 2001 until 2005. Mr. Young was Vice President and Treasurer, JPMorgan Funds Management, Inc. (formerly One Group Administrative Services), and Vice President and Treasurer, JPMorgan Distribution Services, Inc. (formerly One Group Dealer Services, Inc.) from 1999 to 2005.

Patricia A. Maleski (1960), Vice President and Chief Administrative Officer (2005), Treasurer and Principal Financial Officer (2008)	Managing Director, JPMorgan Funds Management, Inc.; Head of Funds Administration and Board Liaison, JPMorgan Funds. Ms. Maleski has been with JPMorgan Chase & Co. since 2001.
Frank J. Nasta (1964), Secretary (2008)
Managing Director and Associate General Counsel, JPMorgan Chase since 2008; Previously, Director, Managing Director, General Counsel and Corporate Secretary, J & W Seligman & Co. Incorporated; Secretary of each of the investment companies of the Seligman Group of Funds and Seligman Data Corp.; Director and Corporate Secretary, Seligman Advisors, Inc. and Seligman Services, Inc.

Stephen M. Ungerman (1953), Chief Compliance Officer (2005)	Managing Director, JPMorgan Chase & Co.; Mr. Ungerman was head of Fund Administration — Pooled Vehicles from 2000 to 2004. Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.
Paul L. Gulinello (1950), AML Compliance Officer (2005)
Vice President and Anti Money Laundering Compliance Officer for JPMorgan Asset Management Americas, additionally responsible for personal trading and compliance testing since 2004; Treasury Services Operating Risk Management and Compliance Executive supporting all JPMorgan Treasury Services business units from July 2000 to 2004.

Michael J. Tansley (1964), Controller (2008)
Vice President, JPMorgan Funds Management, Inc. since July 2008; prior to joining JPMorgan Chase, Mr. Tansley worked for General Electric, as Global eFinance Leader in GE Money from 2004 through 2008 and Vice President and Controller of GE Asset Management from 1998.

Elizabeth A. Davin (1964), Assistant Secretary (2008)*
Vice President and Assistant General Counsel, JPMorgan Chase since 2005; Senior Counsel, JPMorgan Chase (formerly Bank One Corporation) from 2004 to 2005; Assistant General Counsel and Associate General Counsel and Vice President, Gartmore Global Investments, Inc. from 1999 to 2004.

Jessica K. Ditullio (1962), Assistant Secretary (2005)*	Vice President and Assistant General Counsel, JPMorgan Chase since 2005; Ms. Ditullio has served as an attorney with various titles for JPMorgan Chase (formerly Bank One Corporation) since 1990.
John T. Fitzgerald (1975), Assistant Secretary (2008)	Vice President and Assistant General Counsel, JPMorgan Chase since 2005; Associate, Willkie Farr & Gallagher LLP (law firm) from 2002 to 2005.
Brian L. Duncan (1965), Assistant Treasurer (2008)*
Vice President, JPMorgan Funds Management, Inc. since June 2007; prior to joining JPMorgan Chase, Mr. Duncan worked for Penn Treaty American Corporation as Vice President and Controller from 2004 through 2007 and Assistant Vice President of Financial Reporting from 2003–2004.

Jeffrey D. House (1972), Assistant Treasurer (2006)*	Vice President, JPMorgan Funds Management, Inc. since July 2006; formerly, Senior Manager of Financial Services of BISYS Fund Services, Inc. from December 1995 until July 2006.
Laura S. Melman (1966), Assistant Treasurer (2006)	Vice President, JPMorgan Funds Management, Inc. since August, 2006, responsible for Taxation; Vice President of Structured Products at The Bank of New York Co., Inc. from 2001 until 2006.
Francesco Tango (1971), Assistant Treasurer (2007)	Vice President, JPMorgan Funds Management, Inc. since January 2003: Associate, JPMorgan Funds Management, Inc. since 1999.

The contact address for each of the officers, unless otherwise noted, is 245 Park Avenue, New York, NY 10167.

*	The contact address for the officer is 1111 Polaris Parkway, Columbus, OH 43240.

136   J.P. MORGAN MONEY MARKET FUNDS        FEBRUARY 28, 2009

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees and (2) ongoing costs, including investment advisory, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in the Class at September 1, 2008, and continued to hold your shares at the end of the reporting period, February 28, 2009.

Actual Expenses

For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value September 1, 2008	Ending Account Value, February 28, 2009	Expenses Paid During September 1, 2008 to February 28, 2009	Annualized Expense Ratio
Prime Money Market Fund
Morgan
Actual*	$1,000.00	$1,008.40	$2.64	0.53%
Hypothetical*	1,000.00	1,022.17	2.66	0.53
Premier
Actual*	1,000.00	1,008.70	2.39	0.48
Hypothetical*	1,000.00	1,022.41	2.41	0.48
Agency
Actual*	1,000.00	1,009.60	1.44	0.29
Hypothetical*	1,000.00	1,023.36	1.45	0.29
Class B
Actual*	1,000.00	1,006.10	4.97	1.00
Hypothetical*	1,000.00	1,019.84	5.01	1.00
Class C
Actual*	1,000.00	1,006.10	4.97	1.00
Hypothetical*	1,000.00	1,019.84	5.01	1.00
Institutional Class
Actual*	1,000.00	1,009.90	1.15	0.23
Hypothetical*	1,000.00	1,023.65	1.15	0.23
Reserve
Actual*	1,000.00	1,007.50	3.63	0.73
Hypothetical*	1,000.00	1,021.17	3.66	0.73
Cash Management
Actual*	1,000.00	1,006.20	4.87	0.98
Hypothetical*	1,000.00	1,019.93	4.91	0.98

FEBRUARY 28, 2009        J.P. MORGAN MONEY MARKET FUNDS   137

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited) (continued)

Hypothetical $1,000 Investment

	Beginning Account Value September 1, 2008	Ending Account Value, February 28, 2009	Expenses Paid During September 1, 2008 to February 28, 2009	Annualized Expense Ratio
Prime Money Market Fund (continued)
Capital
Actual*	$1,000.00	$1,010.10	$0.95	0.19%
Hypothetical*	1,000.00	1,023.85	0.95	0.19

Liquid Assets Money Market Fund
Morgan
Actual*	1,000.00	1,008.70	3.09	0.62
Hypothetical*	1,000.00	1,021.72	3.11	0.62
Premier
Actual*	1,000.00	1,009.40	2.39	0.48
Hypothetical*	1,000.00	1,022.41	2.41	0.48
Agency
Actual*	1,000.00	1,010.30	1.45	0.29
Hypothetical*	1,000.00	1,023.36	1.45	0.29
Class B
Actual*	1,000.00	1,006.80	4.98	1.00
Hypothetical*	1,000.00	1,019.84	5.01	1.00
Class C
Actual*	1,000.00	1,006.80	4.98	1.00
Hypothetical*	1,000.00	1,019.84	5.01	1.00
Institutional Class
Actual*	1,000.00	1,010.60	1.15	0.23
Hypothetical*	1,000.00	1,023.65	1.15	0.23
Reserve
Actual*	1,000.00	1,008.20	3.63	0.73
Hypothetical*	1,000.00	1,021.17	3.66	0.73
Investor
Actual*	1,000.00	1,009.10	2.69	0.54
Hypothetical*	1,000.00	1,022.12	2.71	0.54
Capital
Actual*	1,000.00	1,010.80	0.95	0.19
Hypothetical*	1,000.00	1,023.85	0.95	0.19
Service
Actual*	1,000.00	1,006.40	5.37	1.08
Hypothetical*	1,000.00	1,019.44	5.41	1.08
E*Trade
Actual*	1,000.00	1,000.60	1.47	1.03
Hypothetical**	1,000.00	1,019.69	5.16	1.03

U.S. Government Money Market Fund
Morgan
Actual*	1,000.00	1,004.80	3.03	0.61
Hypothetical*	1,000.00	1,021.77	3.06	0.61
Premier
Actual*	1,000.00	1,005.50	2.34	0.47
Hypothetical*	1,000.00	1,022.46	2.36	0.47
Agency
Actual*	1,000.00	1,006.50	1.39	0.28
Hypothetical*	1,000.00	1,023.41	1.40	0.28

138   J.P. MORGAN MONEY MARKET FUNDS        FEBRUARY 28, 2009

	Beginning Account Value September 1, 2008	Ending Account Value, February 28, 2009	Expenses Paid During September 1, 2008 to February 28, 2009	Annualized Expense Ratio
U.S. Government Money Market Fund (continued)
Institutional Class
Actual*	$1,000.00	$1,006.80	$1.09	0.22%
Hypothetical*	1,000.00	1,023.70	1.10	0.22
Reserve
Actual*	1,000.00	1,004.30	3.58	0.72
Hypothetical*	1,000.00	1,021.22	3.61	0.72
Capital
Actual*	1,000.00	1,007.00	0.90	0.18
Hypothetical*	1,000.00	1,023.90	0.90	0.18
Service
Actual*	1,000.00	1,002.80	4.92	0.99
Hypothetical*	1,000.00	1,019.89	4.96	0.99

U.S. Treasury Plus Money Market Fund
Morgan
Actual*	1,000.00	1,009.90	2.38	0.48
Hypothetical*	1,000.00	1,022.41	2.41	0.48
Premier
Actual*	1,000.00	1,001.10	2.18	0.44
Hypothetical*	1,000.00	1,022.61	2.21	0.44
Agency
Actual*	1,000.00	1,001.90	1.44	0.29
Hypothetical*	1,000.00	1,023.36	1.45	0.29
Class B
Actual*	1,000.00	1,000.60	2.53	0.51
Hypothetical*	1,000.00	1,022.27	2.56	0.51
Class C
Actual*	1,000.00	1,000.60	2.58	0.52
Hypothetical*	1,000.00	1,022.22	2.61	0.52
Institutional Class
Actual*	1,000.00	1,002.20	1.14	0.23
Hypothetical*	1,000.00	1,023.65	1.15	0.23
Reserve
Actual*	1,000.00	1,000.80	2.48	0.50
Hypothetical*	1,000.00	1,022.32	2.51	0.50
Investor
Actual*	1,000.00	1,001.00	2.33	0.47
Hypothetical*	1,000.00	1,022.46	2.36	0.47

Federal Money Market Fund
Morgan
Actual*	1,000.00	1,004.50	3.03	0.61
Hypothetical*	1,000.00	1,021.77	3.06	0.61
Premier
Actual*	1,000.00	1,005.20	2.39	0.48
Hypothetical*	1,000.00	1,022.41	2.41	0.48
Agency
Actual*	1,000.00	1,006.10	1.44	0.29
Hypothetical*	1,000.00	1,023.36	1.45	0.29

FEBRUARY 28, 2009        J.P. MORGAN MONEY MARKET FUNDS   139

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited) (continued)

Hypothetical $1,000 Investment

	Beginning Account Value September 1, 2008	Ending Account Value, February 28, 2009	Expenses Paid During September 1, 2008 to February 28, 2009	Annualized Expense Ratio
Federal Money Market Fund (continued)
Institutional Class
Actual*	$1,000.00	$1,006.40	$1.14	0.23%
Hypothetical*	1,000.00	1,023.65	1.15	0.23
Reserve
Actual*	1,000.00	1,004.00	3.48	0.70
Hypothetical*	1,000.00	1,021.32	3.51	0.70

100% U.S. Treasury Securities Money Market Fund
Morgan
Actual*	1,000.00	1,001.50	2.33	0.47
Hypothetical*	1,000.00	1,022.46	2.36	0.47
Premier
Actual*	1,000.00	1,001.90	1.89	0.38
Hypothetical*	1,000.00	1,022.91	1.91	0.38
Agency
Actual*	1,000.00	1,002.60	1.24	0.25
Hypothetical*	1,000.00	1,023.55	1.25	0.25
Institutional Class
Actual*	1,000.00	1,002.80	0.99	0.20
Hypothetical*	1,000.00	1,023.80	1.00	0.20
Reserve
Actual*	1,000.00	1,001.30	2.48	0.50
Hypothetical*	1,000.00	1,022.32	2.51	0.50
Capital
Actual*	1,000.00	1,003.00	0.79	0.16
Hypothetical*	1,000.00	1,024.00	0.80	0.16

Tax Free Money Market Fund
Morgan
Actual*	1,000.00	1,005.40	3.13	0.63
Hypothetical*	1,000.00	1,021.67	3.16	0.63
Premier
Actual*	1,000.00	1,006.10	2.44	0.49
Hypothetical*	1,000.00	1,022.36	2.46	0.49
Agency
Actual*	1,000.00	1,007.00	1.49	0.30
Hypothetical*	1,000.00	1,023.31	1.51	0.30
Institutional Class
Actual*	1,000.00	1,007.30	1.19	0.24
Hypothetical*	1,000.00	1,023.60	1.20	0.24
Reserve
Actual*	1,000.00	1,004.80	3.63	0.73
Hypothetical*	1,000.00	1,021.17	3.66	0.73

Municipal Money Market Fund
Morgan
Actual*	1,000.00	1,006.30	3.13	0.63
Hypothetical*	1,000.00	1,021.67	3.16	0.63
Premier
Actual*	1,000.00	1,007.00	2.44	0.49
Hypothetical*	1,000.00	1,022.36	2.46	0.49

140   J.P. MORGAN MONEY MARKET FUNDS        FEBRUARY 28, 2009

	Beginning Account Value September 1, 2008	Ending Account Value, February 28, 2009	Expenses Paid During September 1, 2008 to February 28, 2009	Annualized Expense Ratio
Municipal Money Market Fund (continued)
Agency
Actual*	$1,000.00	$1,008.00	$1.49	0.30%
Hypothetical*	1,000.00	1,023.31	1.51	0.30
Institutional Class
Actual*	1,000.00	1,008.30	1.20	0.24
Hypothetical*	1,000.00	1,023.60	1.20	0.24
Reserve
Actual*	1,000.00	1,005.80	3.68	0.74
Hypothetical*	1,000.00	1,021.12	3.71	0.74
Service
Actual*	1,000.00	1,004.40	5.07	1.02
Hypothetical*	1,000.00	1,019.74	5.11	1.02
E*Trade
Actual*	1,000.00	1,004.50	4.92	0.99
Hypothetical*	1,000.00	1,019.89	4.96	0.99

*	Expenses are equal to the Funds’ annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

**	Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 52/365 (to reflect the actual period). E*Trade Shares commenced operations on January 8, 2009.

FEBRUARY 28, 2009        J.P. MORGAN MONEY MARKET FUNDS   141

TAX LETTER
(Unaudited)

Certain tax information for the Funds is required to be provided to shareholders based upon the Funds’ income and distributions for the taxable year ended February 28, 2009. The information and distributions reported in this letter may differ from the information and taxable distributions reported to the shareholders for the calendar year ending December 31, 2009. The information necessary to complete your income tax returns for the calendar year ending December 31, 2009 will be received under separate cover.

Long Term Capital Gain Designation — 15%

Each Fund hereby designates the following amount as long-term capital gain distributions for the purpose of the dividend paid deduction on its respective tax return for the fiscal year ended February 28, 2009 (amounts in thousands):

	Long-Term Capital Gain Distribution
Prime Money Market Fund	$—	(a)
Municipal Money Market Fund	117

(a)	Amount rounds to less than $1,000

For the fiscal year ended February 28, 2009, the Funds designate the following amounts of ordinary distributions paid during the Fund’s fiscal year that are from qualified interest income (amounts in thousands):

Qualified Interest Income
Prime Money Market Fund	$1,845,050
Liquid Assets Money Market Fund	170,393
U.S. Government Money Market Fund	849,346
U.S. Treasury Plus Money Market Fund	149,553
100% U.S. Treasury Securities Money Market Fund	360,391

The following represents the percentage of distributions paid from net investment income that are exempt from federal income tax for the fiscal year ended February 28, 2009:

Exempt Distributions Paid
Tax Free Money Market Fund	97.57%
Municipal Money Market Fund	99.45

The following represents the percentage of income earned from direct U.S. Treasury Obligations for the fiscal year ended February 28, 2009:

Income from U.S. Treasury Obligations
U.S. Government Money Market Fund	56.38%
U.S. Treasury Plus Money Market Fund	41.62
Federal Money Market Fund	100.00
100% U.S. Treasury Securities Money Market Fund	99.15

142   J.P. MORGAN MONEY MARKET FUNDS        FEBRUARY 28, 2009

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JPMorgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Funds Distribution Services at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the JPMorgan Funds’ website at www.jpmorganfunds.com.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s holdings is available in the Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and a description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Advisor. A copy of the Funds’ voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. The Funds’ proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

© JPMorgan Chase & Co., 2009 All rights reserved. February 2009.	AN-SIOPP-209

Annual Report

J.P. Morgan Money Market Funds

February 28, 2009

JPMorgan California Municipal Money Market Fund
JPMorgan Michigan Municipal Money Market Fund
JPMorgan New York Municipal Money Market Fund
JPMorgan Ohio Municipal Money Market Fund

CONTENTS

President’s Letter	1
Fund Commentaries:
JPMorgan California Municipal Money Market Fund	2
JPMorgan Michigan Municipal Money Market Fund	3
JPMorgan New York Municipal Money Market Fund	4
JPMorgan Ohio Municipal Money Market Fund	5
Schedules of Portfolio Investments	6
Financial Statements	23
Financial Highlights	30
Notes to Financial Statements	38
Report of Independent Registered Public Accounting Firm	45
Trustees	46
Officers	48
Schedule of Shareholder Expenses	49
Tax Letter	51

Investments in a Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. Although a Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in a Fund.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on current market conditions and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Funds’ prospectus for a discussion of the Funds’ investment objectives, strategies and risks. Call JPMorgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about a Fund, including management fees and other expenses. Please read it carefully before investing.

PRESIDENT’S LETTER
MARCH 20, 2009 (Unaudited)

Dear Shareholder:

Just when some may have hoped that the arrival of spring would carry with it the promise of an early economic recovery, daily headlines remind us that we are still experiencing the chill of an extraordinary financial crisis having a significant impact on the real economy. Dismal unemployment reports, continued pressure on housing markets, and declines in gross domestic product presented a number of risks to our economy. Although there were a few modest signs of recovery, we have a long way to go before we emerge from this crisis.

“While it’s difficult to provide much evidence that the financial markets and the economy are stabilizing, some financial stresses that originally triggered this economic slide have abated somewhat.”

The federal government acted boldly to jump start our economy by passing a broad monetary stimulus package, but it is likely that additional measures, including actions to increase the transparency of financial losses and to remove toxic assets from banks’ balance sheets, will be necessary to move closer to recovery. As investor Warren Buffet remarked recently, “We’re in an economic war, and we’ve got to focus all of our resources to win it.”

While it’s difficult to provide much evidence that the financial markets and the economy are stabilizing, some financial stresses that originally triggered this economic slide have abated somewhat. For example, although the stock market is down very sharply from the start of 2009, volatility — while still double its normal levels — is about half as intense as it was three months after the Lehman Brothers collapse. Thanks in part to intensive government intervention, the spread between LIBOR and Treasury rates has narrowed, showing a measure of increased confidence among market participants. There were other signs of improvement in the commercial paper and credit markets.

Government bond buying pushes yields even lower

In an effort to lower long-term interest rates, the Federal Reserve (Fed) announced plans to buy an additional $750 billion in agency mortgage-backed securities, $100 billion in agency debt and, most notably, $300 billion in longer-term U.S. Treasury bonds. In response, the yield on 10-year Treasuries fell to 2.51% from above 3% the day before — the biggest one-day decline since the 1987 stock market crash.

Prior to the Fed’s announcement, U.S. Treasuries had already begun to lose some of their luster, due mainly to rising supply and a modest, yet gathering enthusiasm for non-government fixed income securities. For the year-to-date period ended February 28, 2009, U.S. Treasury bonds lost 3.43%, after gaining 13.74% last year. From December 31, 2008, to February 28, 2009, they underperformed U.S. mortgage-backed securities, which returned 0.77%, and municipal bonds, with a return of 4.21%. As of February 28, the 30-year Treasury bond closed at 3.71%, the 10-year Treasury bond closed at 3.02%, and the 3-year note closed at 1.40%.

Equity indexes continue to tumble

U.S. equities continued their record of substantial declines for the 12-months ended February 28, 2009. Among U.S. benchmarks, the Dow Jones Industrial Average, the S&P 500 Index and NASDAQ Composite Index returned –41%, –43% and –39% for the same period, respectively. According to the Russell Indexes, mid-cap stocks underperformed their small and large-cap stock counterparts (–47%, compared to –44% and –42% for large and small caps, respectively), while value equities fell more than their growth peers across all capitalization categories.

JP Morgan Funds’ participation in the Treasury’s Money Market Fund Guarantee Program *

Throughout the economic crisis, JP Morgan Money Market Funds have remained strong. Although we don’t have specific concerns about the health of our funds, we have decided that it is in the best interests of our fund shareholders, in certain of the funds, to participate in the extension of the U.S. Treasury Department’s Temporary Guarantee Program for Money Market Funds*. For more details on the program and a list of participating funds, please visit www.jpmorganfunds.com.

Despite market volatility, the funds have maintained a stable net asset value (NAV) of $1 and, through our rigorous approach to risk management and credit exposure assessment, we have achieved our goals of preserving capital, maintaining liquidity and providing current income.

On behalf of everyone at J.P. Morgan Asset Management, thank you for your continued confidence and trust. We look forward to managing your investment needs for years to come. Should you have any questions, please contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch
President and CEO
J.P. Morgan Funds

*	The U.S. Treasury Temporary Guarantee Program

–	The U.S. Treasury Temporary Guarantee Program provides a guarantee to participating money market mutual fund shareholders based on the number of shares invested in the fund at the close of business on September 19, 2008.

–	Any increase in the number of shares an investor holds after the close of business on September 19, 2008, will not be guaranteed.

–	If a customer closes his/her account with a fund or broker-dealer, any future investment in the fund will not be guaranteed.

–	If the number of shares an investor holds fluctuates over the period, the investor will be covered for either the number of shares held as of the close of business on September 19, 2008, or the current amount, whichever is less.

–	The Program has been extended through September 18, 2009

FEBRUARY 28, 2009        J.P. MORGAN MONEY MARKET FUNDS   1

JPMorgan California Municipal Money Market Fund

FUND COMMENTARY
AS OF FEBRUARY 28, 2009 (Unaudited)

FUND FACTS
Objective	Highest possible level of current income which is exempt from federal and California personal income taxes, while still preserving capital and maintaining liquidity*
Primary Investment	California short-term municipal obligations
Suggested investment time frame	Short-term
Share classes offered	Morgan and E*Trade
Net Assets as of 2/28/2009	$1.0 Billion
Average Maturity	20 days
S&P rating	Not Rated
Moody’s rating	Not Rated
NAIC rating	Not Rated

*	A portion of the Fund’s income distributions may be subject to the Alternative Minimum Tax (AMT), and some investors may be subject to certain state and local taxes.

MATURITY SCHEDULE **

1 day	5.5%
2–7 days	84.0
8–30 days	0.9
31–60 days	0.6
61–90 days	2.7
91–180 days	3.3
181+ days	3.0

7-DAY SEC YIELD (1)

Morgan Shares	0.26%
E*Trade Shares	0.01

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111 (retail investors) or 1-800-766-7722 (institutional investors).

An investment in a money market fund is not insured by the FDIC or any other government agency. Although money market funds strive to preserve the value of the investment at $1.00 per share, it is possible to lose money by investing in a money market fund.

(1)	The yields for Morgan Shares and E*Trade Shares reflect the reimbursements or waivers of certain expenses. Without these subsidies, the yields would have been 0.19% and (0.20)% for Morgan Shares and E*Trade Shares, respectively.

**	Percentages based on total value of investments.
A list of prior-day portfolio holdings of the JPMorgan California Municipal Money Market Fund is available upon request. Please contact your JPMorgan representative to obtain further information regarding this facility and information on holdings.

2   J.P. MORGAN MONEY MARKET FUNDS        FEBRUARY 28, 2009

JPMorgan Michigan Municipal Money Market Fund

FUND COMMENTARY
AS OF FEBRUARY 28, 2009 (Unaudited)

FUND FACTS
Objective	Seeks as high a level of current interest income exempt from federal income tax and Michigan personal income tax as is consistent with capital preservation and stability of principal*
Primary Investment	High-quality short-term municipal securities issued in Michigan, which provide tax-exempt income
Suggested investment time frame	Short-term
Share classes offered	Morgan, Premier and Reserve
Net Assets as of 2/28/2009	$107.6 Million
Average Maturity	19 days
S&P rating	Not Rated
Moody’s rating	Not Rated
NAIC rating	Not Rated

*	A portion of the Fund’s income distributions may be subject to the Alternative Minimum Tax (AMT), and some investors may be subject to certain state and local taxes.

MATURITY SCHEDULE **

1 day	13.7%
2–7 days	76.0
8–30 days	0.0
31–60 days	3.7
61–90 days	0.0
91–180 days	3.8
181+ days	2.8

7-DAY SEC YIELD (1)

Morgan Shares	0.40%
Premier Shares	0.54
Reserve Shares	0.29

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111 (retail investors) or 1-800-766-7722 (institutional investors).

An investment in a money market fund is not insured by the FDIC or any other government agency. Although money market funds strive to preserve the value of the investment at $1.00 per share, it is possible to lose money by investing in a money market fund.

(1)	The yields for Morgan Shares, Premier Shares and Reserve Shares reflect the reimbursements or waivers of certain expenses. Without these subsidies, the yields would have been 0.32%, 0.47% and 0.22% for Morgan Shares, Premier Shares and Reserve Shares, respectively.

**	Percentages based on total value of investments.
A list of prior-day portfolio holdings of the JPMorgan Michigan Municipal Money Market Fund is available upon request. Please contact your JPMorgan representative to obtain further information regarding this facility and information on holdings.

FEBRUARY 28, 2009        J.P. MORGAN MONEY MARKET FUNDS   3

JPMorgan New York Municipal Money Market Fund

FUND COMMENTARY
AS OF FEBRUARY 28, 2009 (Unaudited)

FUND FACTS
Objective
Highest possible level of current income which is excluded from gross income and exempt from New York State and New York City personal income taxes, while still preserving capital and maintaining liquidity*

Primary Investment	New York short-term municipal obligations
Suggested investment time frame	Short-term
Share classes offered	Morgan, Reserve and E*Trade
Net Assets as of 2/28/2009	$2.0 Billion
Average Maturity	43 days
S&P rating	Not Rated
Moody’s rating	Not Rated
NAIC rating	Not Rated

*	A portion of the Fund’s income distributions may be subject to the Alternative Minimum Tax (AMT), and some investors may be subject to certain state and local taxes.

MATURITY SCHEDULE **

1 day	10.4%
2–7 days	67.6
8–30 days	0.0
31–60 days	2.9
61–90 days	1.5
91–180 days	10.7
181+ days	6.9

7-DAY SEC YIELD (1)

Morgan Shares	0.32%
Reserve Shares	0.21
E*Trade Shares	0.01

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111 (retail investors) or 1-800-766-7722 (institutional investors).

An investment in a money market fund is not insured by the FDIC or any other government agency. Although money market funds strive to preserve the value of the investment at $1.00 per share, it is possible to lose money by investing in a money market fund.

(1)	The yields for Morgan Shares, Reserve Shares and E*Trade Shares reflect the reimbursements or waivers of certain expenses. Without these subsidies, the yields would have been 0.30%, 0.20% and (0.09)% for Morgan Shares, Reserve Shares and E*Trade Shares, respectively.

**	Percentages based on total value of investments.
A list of prior-day portfolio holdings of the JPMorgan New York Municipal Money Market Fund is available upon request. Please contact your JPMorgan representative to obtain further information regarding this facility and information on holdings.

4   J.P. MORGAN MONEY MARKET FUNDS        FEBRUARY 28, 2009

JPMorgan Ohio Municipal Money Market Fund

FUND COMMENTARY
AS OF FEBRUARY 28, 2009 (Unaudited)

FUND FACTS
Objective	Seeks as high a level of current interest income exempt from federal income tax and Ohio personal income tax as is consistent with capital preservation and stability of principal*
Primary Investment	High-quality short-term municipal securities issued in Ohio, which provide tax-exempt income
Suggested investment time frame	Short-term
Share classes offered	Morgan, Premier and Reserve
Net Assets as of 2/28/2009	$103.6 Million
Average Maturity	30 days
S&P rating	Not Rated
Moody’s rating	Not Rated
NAIC rating	Not Rated

*	A portion of the Fund’s income distributions may be subject to the Alternative Minimum Tax (AMT), and some investors may be subject to certain state and local taxes.

MATURITY SCHEDULE **

1 day	4.5%
2–7 days	78.5
8–30 days	2.5
31–60 days	3.2
61–90 days	0.0
91–180 days	2.9
181+ days	8.4

7-DAY SEC YIELD (1)

Morgan Shares	0.38%
Premier Shares	0.52
Reserve Shares	0.27

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111 (retail investors) or 1-800-766-7722 (institutional investors).

An investment in a money market fund is not insured by the FDIC or any other government agency. Although money market funds strive to preserve the value of the investment at $1.00 per share, it is possible to lose money by investing in a money market fund.

(1)	The yields for Morgan Shares, Premier Shares and Reserve Shares reflect the reimbursements or waivers of certain expenses. Without these subsidies, the yields would have been 0.31%, 0.46% and 0.21% for Morgan Shares, Premier Shares and Reserve Shares, respectively.

**	Percentages based on total value of investments.
A list of prior-day portfolio holdings of the JPMorgan Ohio Municipal Money Market Fund is available upon request. Please contact your JPMorgan representative to obtain further information regarding this facility and information on holdings.

FEBRUARY 28, 2009        J.P. MORGAN MONEY MARKET FUNDS   5

JPMorgan California Municipal Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2009

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION (t)	VALUE($)
Commercial Paper — 1.5% (n)
	California — 1.5%
15,000	State of California, 5.000%, 03/03/09 (Cost $15,000)	15,000
Daily Demand Notes — 5.5%
	California — 5.5%
19,165	Abag Finance Authority for Nonprofit Corps., 899 Charleston Project, Rev., VRDO, LOC: Lasalle Bank N.A., 0.650%, 03/02/09	19,165
	California Housing Finance Agency, Multi-Family Housing,
5,700	Series B, Rev., VRDO, 2.250%, 03/02/09	5,700
1,600	Series C, Rev., VRDO, 2.250%, 03/02/09	1,600
900	California Infrastructure & Economic Development Bank, IDR, Jewish Community Center, Series A, Rev., VRDO, LOC: Bank of America N.A., 0.450%, 03/02/09	900
19,400	California Pollution Control Financing Authority, Air Products, Series B, Rev., VRDO, 0.740%, 03/02/09	19,400
2,800	California State Department of Water Resources, Series B-4, Rev., VRDO, LOC: Bayerische Landesbank, 0.250%, 03/02/09	2,800
3,100	California State Department of Water Resources, Power Supply, Subseries I-2, Rev., VRDO, LOC: Landesbank Hessen-Thueringen, 0.350%, 03/02/09	3,100
1,020	California Statewide Communities Development Authority, North Peninsula Jewish Center , Rev., VRDO, LOC: Bank of America N.A., 0.450%, 03/02/09	1,020
2,600	City of Irvine, Improvement Bond Act of 1915, No. 93-14, Special Assessment, VRDO, LOC: Bank of America N.A., 0.450%, 03/02/09	2,600
	Total Daily Demand Notes (Cost $56,285)	56,285
Municipal Bonds — 10.4%
	California — 10.4%
5,815	Bay Area Toll Authority, Series F, Rev., 5.000%, 04/01/09	5,831
13,750	California Pollution Control Financing Authority, 1.000%, 06/01/09	13,750
8,000	California Statewide Communities Development Authority, Kaiser Permanente, Series C, Rev., VAR, 1.950%, 05/28/09	8,000
20,000	City of Los Angeles, GO, TRAN, 3.000%, 06/30/09	20,092
7,500	Orange County Sanitation District, Series C, COP, 2.500%, 12/10/09	7,588
	San Diego County Water Authority,
7,000	0.350%, 03/10/09	7,000
20,000	0.400%, 05/04/09	20,000
2,000	0.450%, 03/11/09	2,000
7,635	San Francisco City & County Airports Commission, Series B, Rev., 3.000%, 03/03/09	7,720
5,000	San Francisco City & County Unified School District, GO, TRAN, 3.000%, 11/25/09	5,075
10,000	Southern California Public Power Authority, Canyon Power Project, Series A, Rev., 2.500%, 12/02/09	10,112
	Total Municipal Bonds (Cost $107,168)	107,168
Quarterly Demand Note — 1.5%
	California — 1.5%
15,240	City of Chula Vista, San Diego Gas, Class A, Rev., VRDO, 1.000%, 03/03/09 (Cost $15,240)	15,240
Weekly Demand Notes — 80.9%
	California — 80.7%
1,900	Abag Finance Authority for Nonprofit Corps., Amber Court Apartments, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 0.450%, 03/05/09	1,900
1,000	Abag Finance Authority for Nonprofit Corps., Arbors Apartments, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 0.500%, 03/04/09	1,000
4,535	Abag Finance Authority for Nonprofit Corps., Colma Bart Apartments, Series A, Rev., VRDO, LOC: Bank of America N.A., 0.650%, 03/05/09	4,535
1,950	Abag Finance Authority for Nonprofit Corps., Eastridge Apartments, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 0.650%, 03/05/09	1,950
15,795	Abag Finance Authority for Nonprofit Corps., P-Floats, Series MT 240, Rev., VRDO, LIQ: Merrill Lynch Capital Services, LOC: Lloyds TSB Bank plc, 0.680%, 03/02/09	15,795
900	Affordable Housing Agency, Westridge Hilltop, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 0.450%, 03/05/09	900
315	Alameda-Contra Costa Schools Financing Authority, Capital Improvement Financing Project, Series C, COP, VRDO, LOC: Bank of Nova Scotia, 0.400%, 03/05/09	315
10,900	Anaheim City School District, GO, VRDO, MBIA, 1.170%, 03/05/09	10,900

SEE NOTES TO FINANCIAL STATEMENTS.

6   J.P. MORGAN MONEY MARKET FUNDS        FEBRUARY 28, 2009

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION (t)	VALUE($)
Weekly Demand Notes — Continued
	California — Continued
4,685	Anaheim Housing Authority, Multi-Family Housing, Heritage Village Apartments, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 0.420%, 03/05/09	4,685
	Austin Trust Various States,
12,600	Series 2007-1021, Rev., VRDO, LIQ: Bank of America N.A., 0.770%, 03/05/09	12,600
4,200	Series 2008-1065, Rev., VRDO, LIQ: Bank of America N.A., 0.570%, 03/05/09	4,200
3,865	Series 2008-1072, GO, VRDO, FSA, LIQ: Bank of America N.A., 0.920%, 03/05/09	3,865
1,535	Series 2008-1102, Rev., VRDO, LIQ: Bank of America N.A., 0.870%, 03/05/09	1,535
3,180	Series 2008-1134, Rev., VRDO, FSA, LIQ: Bank of America N.A., 0.920%, 03/05/09	3,180
2,680	Series 2008-1138, Rev., VRDO, LIQ: Bank of America N.A., 0.770%, 03/05/09	2,680
5,000	Series 2008-1167, Rev., VRDO, FSA, LIQ: Bank of America N.A., 0.920%, 03/05/09	5,000
3,680	Series 2008-3301, Rev., VRDO, FSA, LIQ: Bank of America N.A., 0.920%, 03/05/09	3,680
2,800	Series 2008-3501, GO, VRDO, FSA, LIQ: Bank of America N.A., 0.920%, 03/05/09	2,800
5,000	Series BOA-1208, Rev., VRDO, LIQ: Bank of America N.A., 0.570%, 03/05/09 (e)	5,000
15,000	Bay Area Toll Authority, Class A, Rev., VRDO, 0.350%, 03/02/09	15,000
2,000	California Economic Development Financing Authority, IDR, Standard Abrasives Manufacturing Project, Rev., VRDO, LOC: U.S. Bank N.A., 0.600%, 03/04/09	2,000
1,550	California Educational Facilities Authority, University of San Francisco, Rev., VRDO, LOC: Allied Irish Bank plc, 0.350%, 03/04/09	1,550
7,050	California Health Facilities Financing Authority, Rev., VRDO, LIQ: Morgan Stanley Municipal Funding, 0.720%, 03/05/09	7,050
1,000	California Infrastructure & Economic Development Bank, Adams Rite Manufacturing Co. Project, Series A, Rev., VRDO, LOC: Mellon First Business Bank, 0.600%, 03/02/09	1,000
5,600	California Infrastructure & Economic Development Bank, Colburn School, Series B, Rev., VRDO, LOC: Allied Irish Bank plc, 2.000%, 03/02/09	5,600
5,270	California Infrastructure & Economic Development Bank, IDR, Elite Leather Co. Project, Rev., VRDO, LOC: Union Bank of California N.A., 0.850%, 03/02/09	5,270
4,040	California Infrastructure & Economic Development Bank, Kruger & Sons, Inc. Project, Rev., VRDO, AMT, LOC: Bank of the West, 0.700%, 03/02/09	4,040
7,000	California Infrastructure & Economic Development Bank, Westmark School Project, Rev., VRDO, LOC: First Republic Bank, 0.620%, 03/02/09	7,000
9,100	California Pollution Control Financing Authority, New United Manufacturing Project, Series A, Rev., VRDO, LOC: Bank of Tokyo-Mitsubishi UFJ, 0.650%, 03/05/09	9,100
	California Pollution Control Financing Authority, Resource Recovery, Wadham Energy,
1,700	Series B, Rev., VRDO, LOC: BNP Paribas, 0.550%, 03/04/09	1,700
2,500	Series C, Rev., VRDO, LOC: BNP Paribas, 0.550%, 03/04/09	2,500
	California State Department of Water Resources,
2,495	Series 358, Rev., VRDO, LIQ: Morgan Stanley Dean Witter, 0.710%, 03/05/09 (e)	2,495
12,605	Series 2705, Rev., VRDO, LIQ: Morgan Stanley Municipal Funding, 0.660%, 03/05/09	12,605
8,350	California State Department of Water Resources, Power Supply, Series C-10, Rev., VRDO, LOC: Landesbank Hessen-Thueringen, 0.500%, 03/02/09	8,350
10,000	California State University, Series ROCS-RR-II-R-12063, Rev., VRDO, FSA-CR, AMBAC, LIQ: Citigroup Financial Products, 2.180%, 03/05/09	10,000
	California Statewide Communities Development Authority,
8,490	Series ROCS-RR-II-R-772CE, Rev., VRDO, LIQ: Citigroup Financial Products, 1.330%, 03/05/09	8,490
2,100	Series ROCS-RR-II-R-828CE, Rev., VRDO, LIQ: Citigroup Financial Products, 1.430%, 03/05/09	2,100
1,000	California Statewide Communities Development Authority, American Baptist Homes West, Rev., VRDO, LOC: Lasalle Bank N.A., 0.400%, 03/02/09	1,000
2,000	California Statewide Communities Development Authority, Del Mesa Farms Project, Series A, Rev., VRDO, LOC: Wells Fargo Bank N.A., 0.650%, 03/05/09	2,000

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2009        J.P. MORGAN MONEY MARKET FUNDS   7

JPMorgan California Municipal Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2009 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Weekly Demand Notes — Continued
	California — Continued
650	California Statewide Communities Development Authority, IDR, EVAPCO Project, Series K, Rev., VRDO, LOC: Bank of America N.A., 0.950%, 03/04/09	650
1,200	California Statewide Communities Development Authority, IDR, Flambeau Project, Rev., VRDO, LOC: Wells Fargo Bank N.A., 0.950%, 03/04/09	1,200
1,320	California Statewide Communities Development Authority, IDR, Kennerly Project, Series A, Rev., VRDO, LOC: California State Teachers’ Retirement, 0.950%, 03/04/09	1,320
1,000	California Statewide Communities Development Authority, IDR, LeSaint Project, Series B, Rev., VRDO, LOC: PNC Bank N.A., 0.950%, 03/04/09	1,000
1,480	California Statewide Communities Development Authority, IDR, Packaging Innovation Project, Series A, Rev., VRDO, LOC: Wells Fargo Bank N.A., 0.950%, 03/04/09	1,480
10,000	California Statewide Communities Development Authority, MERLOTS, Series 1999 E, COP, VRDO, FSA, 1.130%, 03/04/09	10,000
1,200	California Statewide Communities Development Authority, Motion Picture and TV Fund, Series A, Rev., VRDO, LOC: BNP Paribas, 0.600%, 03/02/09	1,200
1,150	California Statewide Communities Development Authority, New Morgan Hill Country School, Rev., VRDO, LOC: Bank of America N.A., 0.400%, 03/02/09	1,150
2,000	California Statewide Communities Development Authority, Plan Nine Partners Project, Series A, Rev., VRDO, LOC: Union Bank of California N.A., 0.480%, 03/02/09	2,000
12,755	California Statewide Communities Development Authority, St. Mary and All Angels School, Rev., VRDO, LOC: Allied Irish Bank plc, 0.400%, 03/02/09	12,755
5,570	City of Fremont, Family Residence Center Financing Project, COP, VRDO, LOC: KBC Bank N.V., 0.400%, 03/02/09	5,570
6,300	City of Fremont, Refinancing & Capital Improvements Projects, COP, VRDO, LOC: Allied Irish Bank plc, 0.850%, 03/05/09	6,300
2,105	City of Fresno, Trinity Health Credit, Series C, Rev., VRDO, 0.700%, 03/02/09	2,105
2,000	City of Hayward, Multi-Family Housing, Shorewood, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 0.450%, 03/05/09	2,000
3,600	City of Hemet, Multi-Family Housing, Sunwest Retirement, Series A, Rev., VRDO, FHLMC, LIQ: FHLMC, 0.450%, 03/05/09	3,600
15,000	City of Livermore, Capital Projects, COP, VRDO, LOC: Allied Irish Bank plc, 0.850%, 03/02/09	15,000
2,200	City of Livermore, Multi-Family Housing, Diablo Vista Apartments, Rev., VRDO, FNMA, LIQ: FNMA, 0.470%, 03/04/09	2,200
50,000	City of Los Angeles, Department of Water & Power, Series ROCS-RR-II-R-11625, Rev., VRDO, BHAC-CR, FGIC, LIQ: Citibank N.A., 0.690%, 03/05/09 (e)	50,000
520	City of Los Angeles, Loyola High School, Series A, COP, VRDO, LOC: Allied Irish Bank plc, 1.250%, 03/02/09	520
9,515	City of Los Angeles, Multi-Family Housing, Rev., VRDO, 0.780%, 03/02/09	9,515
4,000	City of Los Angeles, Multi-Family Housing, Fountain Park Project, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 0.550%, 03/05/09	4,000
29,035	City of Los Angeles, Wastewater Systems, EAGLE, Class A, Rev., VRDO, MBIA, LIQ: Helaba, 0.820%, 03/05/09	29,035
1,000	City of Modesto, Multi-Family Housing, Live Oak Apartments Project, Rev., VRDO, FNMA, LIQ: FNMA, 0.649%, 03/02/09	1,000
3,000	City of Oceanside, Multi-Family Housing, Lakeridge Apartments Project, Rev., VRDO, FHLMC, LIQ: FHLMC, 0.470%, 03/02/09	3,000
1,800	City of Pasadena, Series A, COP, VRDO, LOC: Bank of America N.A., 0.400%, 03/05/09	1,800
3,320	City of Pomona, COP, VRDO, LOC: HSH Nordbank AG, 0.400%, 03/02/09	3,320
5,000	City of Richmond, Wastewater Systems, Series A, Rev., VRDO, LOC: Union Bank of California N.A., 0.450%, 03/02/09	5,000
7,480	City of San Jose, Series 760, GO, VRDO, MBIA, LIQ: Morgan Stanley Dean Witter, 0.720%, 03/05/09	7,480
800	City of San Leandro, Multi-Family Housing, Parkside, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 0.430%, 03/04/09	800
2,000	Colton Redevelopment Agency, Multi-Family Housing, Series 1985-A, Rev., VRDO, LOC: Coast Federal Bank, 0.500%, 03/03/09	2,000
5,110	Contra Costa Community College District, Series ROCS-RR-II-R-548X, GO, VRDO, FSA, LIQ: Citibank N.A., 1.010%, 03/05/09	5,110

SEE NOTES TO FINANCIAL STATEMENTS.

8   J.P. MORGAN MONEY MARKET FUNDS        FEBRUARY 28, 2009

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Weekly Demand Notes — Continued
	California — Continued
2,200	County of Contra Costa, Multi-Family Housing, Pleasant Hill BART Transit, Series A, Rev., VRDO, FSA, LOC: Bank of America N.A., 0.590%, 03/05/09	2,200
21,280	Deutsche Bank Spears/Lifers Trust Various States, Series DB-422, GO, VRDO, FSA, MBIA, AMBAC, LIQ: Deutsche Bank A.G., 0.540%, 03/02/09	21,280
10,000	East Bay Municipal Utility District, Wastewater System, Series B-2, Rev., VRDO, 0.980%, 03/04/09	10,000
10,260	Eclipse Funding Trust, Solar Eclipse, California, Series 2007-0039, GO, VRDO, MBIA, LIQ: U.S. Bank N.A., 0.550%, 03/05/09	10,260
8,300	Eclipse Funding Trust, Solar Eclipse, Los Angeles, Series 2006-0037, Rev., VRDO, FSA, LIQ: U.S. Bank N.A., 0.550%, 03/05/09	8,300
10,650	Eclipse Funding Trust, Solar Eclipse, San Mateo, Series 2006-0052, VRDO, Tax Allocation, AMBAC, LIQ: U.S. Bank N.A., 0.550%, 03/05/09	10,650
7,205	Eclipse Funding Trust, Solar Eclipse, Santa Cruz, Series 2006-0031, VRDO, Tax Allocation, MBIA, LIQ: U.S. Bank N.A., 0.550%, 03/05/09	7,205
570	Hesperia Public Financing Authority, Water & Administration Facilities, Series B, Rev., VRDO, LOC: Bank of America N.A., 0.700%, 03/02/09	570
285	Inland Valley Development Agency, Tax Allocation, VRDO, LOC: Union Bank of California N.A., 0.350%, 03/04/09	285
15,925	Lehman Municipal Trust Receipts, Series K35W, GO, VRDO, FSA-CR, LIQ: Citibank N.A., 1.710%, 03/05/09	15,925
12,000	Los Angeles City & County Unified School District, Series ROCS-RR-II-R-12052, GO, VRDO, FSA, LIQ: Citibank N.A., 1.010%, 03/05/09	12,000
1,070	Los Angeles Community Redevelopment Agency, Met Apartments, Rev., VRDO, FNMA, LIQ: FNMA, 0.600%, 03/02/09	1,070
1,720	Los Angeles Community Redevelopment Agency, Promenade Towers Project, Rev., VRDO, FHLMC, LIQ: FHLMC, 0.400%, 03/05/09	1,720
5,440	Los Angeles County Housing Authority, Multi-Family Housing, Malibu Meadows II, Series C, Rev., VRDO, FNMA, LIQ: FNMA, 0.450%, 03/05/09	5,440
3,740	Los Angeles County Housing Authority, Multi-Family Housing, Sand Canyon, Series F, Rev., VRDO, FHLMC, LIQ: FHLMC, 0.400%, 03/05/09	3,740
8,600	Los Angeles Unified School District, Administration Building Project, Series A, COP, VRDO, LOC: Bank of America N.A., 0.400%, 03/02/09	8,600
5,000	Macon Trust Various States, Special Tax, Series 2007-336, VRDO, LIQ: Bank of America N.A., LOC: Bank of America N.A., 0.820%, 03/05/09	5,000
	Metropolitan Water District of Southern California,
4,485	Series 2740, Rev., VRDO, LIQ: Morgan Stanley Municipal Funding, 0.660%, 03/05/09	4,485
6,000	Series C-1, Rev., VRDO, 0.500%, 03/02/09	6,000
15,700	Northern California Gas Authority, No. 1 Gas Project, Series 98, Rev., VRDO, LIQ: Goldman Sachs, 1.170%, 03/05/09	15,700
985	Orange County Housing Authority, Multi-Family Housing, Lantern Pines Project, Series CC, Rev., VRDO, FNMA, LIQ: FNMA, 0.400%, 03/04/09	985
900	Orange County, Harbor Pointe, Series D, Rev., VRDO, FHLMC, LIQ: FHLMC, 0.450%, 03/02/09	900
	Orange County, WLCO LF,
2,200	Series G1, Rev., VRDO, FNMA, LIQ: FNMA, 0.450%, 03/05/09	2,200
2,200	Series G3, Rev., VRDO, FNMA, LIQ: FNMA, 0.450%, 03/05/09	2,200
	Puttable Floating Option Tax-Exempt Receipts,
10,000	Series MT-557, Rev., VRDO, FHLMC, LIQ: FHLMC, 0.780%, 03/02/09	10,000
20,000	Series PT-4155, Rev., VRDO, AMBAC, LIQ: Bayerische Hypo-Und, 0.600%, 03/02/09	20,000
14,015	Series 2001-1, SunAmerica Trust, Class A, Rev., VRDO, FHLMC, LIQ: FHLMC, 0.740%, 03/05/09	14,015
10,000	Rancho Santiago Community College District, MERLOTS, Class B, GO, VRDO, FSA, 1.130%, 03/04/09	10,000
13,740	RBC Municipal Products, Inc., Series 2008 E-5, VRDO, Tax Allocation, LIQ: Royal Bank of Canada, LOC: Royal Bank of Canada, 0.630%, 03/05/09	13,740
4,000	Sacramento County Housing Authority, Multi-Family Housing, Ashford, Series D, Rev., VRDO, FNMA, LIQ: FNMA, 0.450%, 03/05/09	4,000

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2009        J.P. MORGAN MONEY MARKET FUNDS   9

JPMorgan California Municipal Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2009 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Weekly Demand Notes — Continued
	California — Continued
2,500	Sacramento County Housing Authority, Multi-Family Housing, Stonebridge Apartments, Series D, Rev., VRDO, 0.470%, 03/05/09	2,500
3,020	San Bernardino County Housing Authority, Multi-Family Housing, Montclair Heritage, Series A, Rev., VRDO, LOC: California Federal Bank, 0.410%, 03/05/09	3,020
2,200	San Bernardino County Housing Authority, Multi-Family Housing, Rosewood Apartments, Series A, Rev., VRDO, FNMA: LIQ: FNMA, 0.450%, 03/05/09	2,200
800	San Bernardino County Housing Authority, Multi-Family Housing, Somerset Apartments, Series A, Rev., VRDO, FNMA: LIQ: FNMA, 0.450%, 03/05/09	800
1,700	San Diego Housing Authority, Multi-Family Housing, Villa Nueva Apartments, Series F, Rev., VRDO, FHLMC, LIQ: FHLMC, 0.650%, 03/02/09	1,700
1,955	San Francisco City & County Housing Authority, Multi-Family Housing, Valencia Gardens, Rev., VRDO, LOC: Citibank N.A., 0.850%, 03/02/09	1,955
10,000	San Francisco City & County Public Utilities Commission, MERLOTS, Series B20, Rev., VRDO, MBIA, 2.130%, 03/04/09	10,000
1,000	San Mateo County Board of Education, Series A, COP, VRDO, LOC: Allied Irish Bank plc, 1.220%, 03/05/09	1,000
1,325	Santa Clara County Financing Authority, Housing Authority Office Project, Series A, Rev., VRDO, LOC: U.S. Bank N.A., 0.410%, 03/02/09	1,325
4,284	Santa Clara County Housing Authority, Willows Apartments, Series A, Rev., VRDO, LOC: Union Bank of California N.A., 0.640%, 03/04/09	4,284
12,600	Santa Clara Valley Transportation Authority, Sales Tax Secured, Series C, Rev., VRDO, 0.800%, 03/02/09	12,600
	State of California,
15,715	Series A, Subseries A-2, GO, VRDO, LOC: Calyon Bank, 0.470%, 03/02/09	15,715
6,000	Series C-1, GO, VRDO, LOC: Landesbank Hessen-Thueringen, 0.400%, 03/05/09	6,000
12,000	Series C-4, GO, VRDO, LOC: Landesbank Hessen-Thuringen, 0.450%, 03/05/09	12,000
5,000	Series DCL-049, GO, VRDO, FSA, LIQ: Dexia Credit Local, LOC: Dexia Credit Local, 3.500%, 03/05/09	5,000
31,655	State of California, MERLOTS, Series B-45, GO, VRDO, LOC: Wachovia Bank N.A., 0.630%, 03/04/09	31,655
13,350	State of California, Municipal Securities Trust Receipts, Series SGC-6, Class A, GO, VRDO, LIQ: Societe Generale, 0.670%, 03/05/09	13,350
2,600	Sweetwater Union High School District, Series ROCS-RR-II-R-12226, GO, VRDO, BHAC-CR, FSA, LIQ: Citibank N.A., 0.690%, 03/05/09	2,600
3,900	Town of Windsor, Multi-Family Housing, Oakmont at Windsor, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 0.650%, 03/02/09	3,900
1,300	Triunfo County Sanitation District, Rev., VRDO, LOC: BNP Paribas, 0.400%, 03/04/09	1,300
	University of California,
9,495	Series 1119, Rev., VRDO, FSA, LIQ: Morgan Stanley Municipal Funding, 0.720%, 03/05/09	9,495
10,615	Series 1274, Rev., VRDO, MBIA, LIQ: Morgan Stanley Municipal Funding, 0.660%, 03/05/09	10,615
42,980	Series 2902, Rev., VRDO, AMBAC, LIQ: Morgan Stanley Municipal Funding, 0.660%, 03/05/09	42,980
15,345	Wells Fargo Stage Trust, Series 56C, GO, VRDO, LIQ: Wells Fargo & Co., 0.620%, 03/05/09 (e)	15,345
		827,289
	Puerto Rico — 0.2%
1,555	Deutsche Bank Spears/Lifers Trust Various States, Series DB-344, Rev., VRDO, MBIA, AMBAC, LIQ: Deutsche Bank A.G., 0.630%, 03/02/09	1,555
	Total Weekly Demand Notes (Cost $828,844)	828,844
	Total Investments — 99.8% (Cost $1,022,537)*	1,022,537
	Other Assets in Excess of Liabilities — 0.2%	2,134
	NET ASSETS — 100.0%	$1,024,671

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

10   J.P. MORGAN MONEY MARKET FUNDS        FEBRUARY 28, 2009

JPMorgan Michigan Municipal Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2009

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION (t)	VALUE($)
Commercial Paper — 6.5% (n)
	Michigan — 6.5%
3,000	Michigan State, Series B, GO, 3.000%, 03/05/09	3,023
4,000	Michigan State Housing Development Authority, 0.700%, 04/07/09	4,000
	Total Commercial Paper (Cost $7,023)	7,023
Daily Demand Notes — 13.7%
	Michigan — 13.7%
5,810	Michigan State Housing Development Authority, Multi-Family Housing, Jackson Project, Rev., VRDO, FHLMC, LOC: FHLMC, 0.850%, 03/02/09	5,810
4,625	Michigan Strategic Fund, Air Products & Chemicals, Inc., Rev., VRDO, 0.850%, 03/02/09	4,625
	University of Michigan, Hospital,
1,800	Series A, Rev., VRDO, 0.450%, 03/02/09	1,800
2,500	Series A-2, Rev., VRDO, 0.450%, 03/02/09	2,500
	Total Daily Demand Notes (Cost $14,735)	14,735
Municipal Bond — 3.8%
	Michigan — 3.8%
	Michigan Municipal Bond Authority,
1,000	Series A-2, Rev., VRDO, LOC: Dexia Credit Local, 3.000%, 08/20/09	1,006
3,000	Series B, Rev., VRDO, 3.000%, 08/20/09	3,023
	Total Municipal Bonds (Cost $4,029)	4,029
Weekly Demand Notes — 75.8%
	Michigan — 75.8%
550	Austin Trust, Various States, Series 2008-1096, GO, VRDO, MBIA, Q-SBLF, LIQ: Bank of America N.A., 1.670%, 03/05/09	550
1,320	City of Detroit, EDC, Waterfront Reclamation, Series A, Rev., VRDO, LOC: Deutsche Bank A.G., 0.650%, 03/05/09	1,320
1,000	City of Grand Rapids, Clipper Belt Lacer Co. Project, Rev., VRDO, LOC: Bank of America N.A., 0.900%, 03/05/09	1,000
3,000	Detroit City School District, Series DCL-045, GO, VRDO, FSA, Q-SBLF, LIQ: Morgan Stanley Municipal Funding, LOC: Dexia Credit Local, 3.500%, 03/05/09	3,000
7,450	East Lansing School District, Municipal Security Trust Receipts, Series 114, GO, VRDO, Q-SBLF, LIQ: Societe Generale, 0.650%, 03/04/09	7,450
2,000	Eclipse Funding Trust, Solar Eclipse, Detroit, Series 2006-0001, GO, VRDO, FSA, Q-SBLF, LIQ: U.S. Bank N.A., LOC: U.S. Bank N.A., 0.600%, 03/05/09	2,000
800	Eclipse Funding Trust, Solar Eclipse, Michigan, Series 2006-0021, Rev., VRDO, AMBAC, LIQ: U.S. Bank N.A., 0.530%, 03/09/09	800
3,100	Kent County, Airport Facilities, VRDO, LIQ: Morgan Stanley Dean Witter, 0.720%, 03/05/09	3,100
1,000	Kent Hospital Finance Authority, Spectrum Health Systems, Series C, Rev., VRDO, LOC: Bank of New York, 0.650%, 03/02/09	1,000
4,980	Michigan State Hospital Finance Authority, Series 1308, Rev., VRDO, LIQ: Morgan Stanley Municipal Funding, 0.720%, 03/05/09	4,980
3,000	Michigan State Housing Development Authority, Series D, Rev., VRDO, 0.900%, 03/02/09	3,000
1,990	Michigan State Housing Development Authority, Multi-Family Housing, Courtyards of Taylor, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 0.650%, 03/05/09	1,990
1,280	Michigan State Housing Development Authority, Multi-Family Housing, Parks of Taylor Apartments, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 0.650%, 03/05/09	1,280
2,870	Michigan State Housing Development Authority, Multi-Family Housing, Teal Run I, Series A, Rev., VRDO, LOC: Citibank N.A., 0.750%, 03/04/09	2,870
3,700	Michigan State Housing Development Authority, Sand Creek Apartments, Series A, Rev., VRDO, LOC: Citibank N.A., 0.750%, 03/04/09	3,700
255	Michigan State University, Series B, Rev., VRDO, 0.530%, 03/02/09	255
965	Michigan Strategic Fund, Artex Label & Graphics, Rev., VRDO, LOC: U.S. Bank N.A., 0.830%, 03/02/09	965
2,000	Michigan Strategic Fund, B&C Leasing LLC Project, Class B, VRDO, LOC: Lasalle Bank N.A., 0.900%, 03/02/09	2,000
700	Michigan Strategic Fund, Commercial Tool & Die, Inc. Project, Rev., VRDO, LOC: Lasalle Bank Midwest, 0.920%, 03/02/09	700
1,000	Michigan Strategic Fund, Consumers Energy Co. Project, Rev., VRDO, LOC: Wells Fargo Bank N.A., 0.550%, 03/04/09	1,000
890	Michigan Strategic Fund, Custom Profile, Inc. Project, Rev., VRDO, LOC: Firstar Bank N.A., 0.830%, 03/02/09	890

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2009        J.P. MORGAN MONEY MARKET FUNDS   11

JPMorgan Michigan Municipal Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2009 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Weekly Demand Notes — Continued
	Michigan — Continued
1,195	Michigan Strategic Fund, Dou-Form Acquisition Project, Rev., VRDO, LOC: First Union National Bank, 1.110%, 03/02/09	1,195
1,855	Michigan Strategic Fund, Geskus Photography, Inc. Project, Rev., VRDO, LOC: Wachovia Bank N.A., 0.830%, 03/02/09	1,855
744	Michigan Strategic Fund, Grayling Generating Project, Rev., VRDO, LOC: Barclays Bank New York, 0.550%, 03/04/09	744
800	Michigan Strategic Fund, JG Kern Enterprises, Inc., Rev., VRDO, LOC: Lasalle Bank N.A., 0.900%, 03/02/09	800
300	Michigan Strategic Fund, Merchants LLC Project, VRDO, LOC: National City Bank, 1.100%, 03/02/09	300
2,170	Michigan Strategic Fund, Rapid Line, Inc. Project, Rev., VRDO, LOC: Firstar Bank N.A., 0.830%, 03/02/09	2,170
1,820	Michigan Strategic Fund, Southwest Ventures Project, Series A, Rev., VRDO, LOC: Wells Fargo Bank N.A., 0.780%, 03/02/09	1,820
1,550	Milan Area Schools, GO, VRDO, Q-SBLF, LOC: Landesbank Hessen-Thuringen, 0.580%, 03/05/09	1,550
2,300	Oakland County EDC, V&M Corp. Project, Rev., VRDO, LOC: Standard Federal Bank, 0.930%, 03/02/09	2,300
	RBC Municipal Products, Inc. Trust,
3,300	Series L-26, Rev., VRDO, LIQ: Royal Bank of Canada, LOC: Royal Bank of Canada, 0.800%, 03/02/09	3,300
6,200	Series L-29, Rev., VRDO, LIQ: Royal Bank of Canada, LOC: Royal Bank of Canada, 0.800%, 03/02/09	6,200
360	Saline Area Schools, GO, VRDO, Q-SBLF, LIQ: Helaba, 0.530%, 03/05/09	360
3,325	Wayne Charter County Michigan Economic Corp. Ltd., Rev., VRDO, LOC: Allied Irish Bank plc, 1.300%, 03/05/09	3,325
	Wayne County Airport Authority,
375	Series ROCS-RR-II-R-12055, Rev., VRDO, BHAC-CR, MBIA, LIQ: Citibank N.A., 0.870%, 03/05/09	375
5,375	Series ROCS-RR-II-R-12212, Rev., VRDO, BHAC, LIQ: Citigroup Financial Products, 1.140%, 03/05/09	5,375
4,000	Wayne County, Detroit Metropolitan, Series C3, Rev., VRDO, AMT, LOC: Wachovia Bank N.A., 0.550%, 03/05/09	4,000
2,000	Western Michigan University, VRDO, FSA, 8.000%, 03/04/09	2,000
	Total Weekly Demand Notes (Cost $81,519)	81,519
	Total Investments — 99.8% (Cost $107,306)*	107,306
	Other Assets in Excess of Liabilities — 0.2%	259
	NET ASSETS — 100.0%	$107,565

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

12   J.P. MORGAN MONEY MARKET FUNDS        FEBRUARY 28, 2009

JPMorgan New York Municipal Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2009

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION (t)	VALUE($)
Commercial Paper — 1.8% (n)
	New York — 1.8%
13,090	Port Authority of New York & New Jersey, 0.990%, 03/03/09 (i)	13,090
23,000	Westchester County, 1.550%, 03/04/09	23,000
	Total Commercial Paper (Cost $36,090)	36,090
Daily Demand Notes — 10.4%
	New York — 10.4%
13,200	Albany Industrial Development Agency, Civic Facilities, St. Rose, Series A, Rev., VRDO, MBIA-RE, LOC: Bank of America N.A., 0.450%, 03/02/09 (m)	13,200
11,360	Long Island Power Authority, Electric Systems, Series 2, Subseries 2B, Rev., VRDO, LOC: Bayerische Landesbank, 0.520%, 03/02/09	11,360
	Metropolitan Transportation Authority,
9,700	Subseries D-2, Rev., VRDO, LOC: Landesbank Hessen-Thuringen, 0.400%, 03/02/09	9,700
10,400	Subseries G-2, Rev., VRDO, LOC: BNP Paribas, 0.400%, 03/02/09	10,400
	New York City,
13,000	Series B2, Subseries B-5, GO, VRDO, MBIA, 0.400%, 03/02/09	13,000
10,500	Series E, Subseries E-2, GO, VRDO, LOC: Bank of America N.A., 0.450%, 03/02/09	10,500
100	Series I, Subseries I-5, GO, VRDO, LOC: CA Public Employee Retirement, 0.400%, 03/02/09	100
10,895	Series I, Subseries I-6, GO, VRDO, LOC: California State Teachers Retirement, 0.400%, 03/02/09	10,895
800	Subseries A-4, GO, VRDO, LOC: Bayerische Landesbank, 0.550%, 03/02/09	800
500	Subseries A-5, GO, VRDO, LOC: KBC Bank N.V., 0.480%, 03/02/09	500
830	Subseries H-1, GO, VRDO, LOC: Bank of New York, 0.550%, 03/02/09	830
11,400	Subseries H-2, GO, LOC: Dexia Credit Local, 0.580%, 03/02/09	11,400
1,585	Subseries H-7, GO, VRDO, LOC: KBC Bank N.V., 0.450%, 03/02/09	1,585
3,300	Subseries J-3, GO, LOC: Allied Irish Bank plc, 0.700%, 03/02/09	3,300
2,100	Subseries J-4, GO, VRDO, 0.450%, 03/02/09	2,100
18,090	Subseries J-6, GO, VRDO, LOC: Landesbank Hessen-Thueringen, 0.520%, 03/02/09	18,090
7,800	Subseries J-8, GO, VRDO, LOC: Landesbank Baden-Wuerttemberg, 0.400%, 03/02/09	7,800
3,400	Subseries L-3, GO, VRDO, 0.450%, 03/02/09	3,400
12,450	New York City Industrial Development Agency, Liberty, 1 Bryant Park LLC, Series B, Rev., VRDO, LOC: Bank of America N.A., 0.500%, 03/02/09	12,450
1,170	New York City Municipal Water Finance Authority, Series F, Subseries F-2, Rev., VRDO, 0.450%, 03/02/09	1,170
	New York City Municipal Water Finance Authority, 2nd Generation Resolution,
17,200	Series BB-2, Rev., VRDO, 0.400%, 03/02/09	17,200
1,900	Series CC-1, Rev., VRDO, 0.450%, 03/02/09	1,900
	New York City Transitional Finance Authority, Future Tax Secured,
900	Series B, Rev., VRDO, 0.550%, 03/02/09	900
10,830	Series C, Rev., VRDO, 0.400%, 03/02/09	10,830
4,000	Subseries C-2, Rev., 0.550%, 03/02/09	4,000
8,610	Subseries C-4, Rev., VRDO, 0.450%, 03/02/09	8,610
235	Subseries C-5, Rev., VRDO, 0.400%, 03/02/09	235
12,300	New York City Transitional Finance Authority, New York City Recovery, Series 3, Subseries 3-H, Rev., VRDO, 0.400%, 03/02/09	12,300
1,400	New York City Trust for Cultural Resources, American Museum, Series A1, Rev., VRDO, 0.400%, 03/02/09	1,400
1,055	New York City Trust for Cultural Resources, Municipal Securities Trust Receipts, Series SGA-91, Rev., VRDO, AMBAC, LIQ: Societe Generale, 0.700%, 03/02/09 (e)	1,055
785	New York State Dormitory Authority, Oxford University Press, Inc., Rev., VRDO, LOC: Landesbank Hessen-Thueringen, 0.850%, 03/02/09	785
11,435	Port Authority of New York & New Jersey, Series ROCS-RR-II-R-12169, Rev., VRDO, FSA, LIQ: Citigroup Financial Products, 0.700%, 03/02/09	11,435
	Total Daily Demand Notes (Cost $213,230)	213,230
Municipal Bonds — 22.3%
	New York — 22.3%
8,890	Adirondack Central School District, GO, BAN, 2.500%, 03/05/10 (w)	8,933
5,127	Amherst Central School District, GO, BAN, 2.500%, 08/05/09	5,138
9,500	Binghamton City School District, GO, RAN, 2.000%, 01/15/10	9,562

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2009        J.P. MORGAN MONEY MARKET FUNDS   13

JPMorgan New York Municipal Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2009 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	New York — Continued
	Board of Cooperative Educational Services First Supervisory District, Suffolk County,
4,500	RAN, 2.500%, 03/04/09	4,500
5,300	RAN, 3.000%, 06/30/09	5,314
	Board of Cooperative Educational Services for the Sole Supervisory District,
12,000	RAN, 2.000%, 07/29/09	12,039
7,000	RAN, 2.250%, 06/30/09	7,017
9,900	RAN, 2.750%, 06/26/09	9,917
8,500	RAN, 2.750%, 08/14/09	8,522
5,500	RAN, 3.000%, 06/30/09	5,517
8,000	Central Square School District, GO, BAN, 3.000%, 07/10/09	8,026
7,500	Chenango Valley Central School District, GO, RAN, 3.000%, 06/26/09	7,522
10,000	City of Binghamton, Various Purpose, GO, BAN, 2.250%, 02/05/10	10,069
4,330	City of Wallkill, Series A, GO, BAN, 2.000%, 01/22/10	4,355
8,530	City of White Plains, GO, BAN, 2.000%, 01/21/10	8,584
9,050	Clarence Central School District, GO, TAN, 2.750%, 06/25/09	9,067
3,400	Corning Community College, GO, RAN, 2.750%, 08/21/09	3,409
8,540	Dalton-Nunda Central School District, GO, BAN, 2.750%, 06/25/09	8,555
13,917	Elmira City School District, GO, BAN, 2.000%, 01/15/10	13,998
7,500	Gouveneur Central School District, GO, BAN, 2.750%, 08/14/09	7,520
13,400	Granville Central School District, GO, BAN, 2.250%, 02/26/10	13,456
	Greater Southern Tier Board of Cooperative Educational Services District,
10,000	RAN, 2.250%, 06/30/09	10,018
9,500	RAN, 4.250%, 06/30/09	9,556
3,455	Hamburg Village, GO, BAN, 2.250%, 02/04/10	3,470
9,975	Honeoye Falls-Lima Central School District, GO, BAN, 2.250%, 12/17/09	10,023
5,000	Kingston City School District, GO, BAN, 2.750%, 06/26/09	5,009
5,700	Le Roy Central School District, GO, BAN, 3.000%, 06/26/09	5,717
8,600	Marlboro Central School District, School Building, GO, BAN, 3.250%, 12/17/09	8,650
9,210	Morrisville-Eaton Central School District, GO, BAN, 3.000%, 07/09/09	9,236
30,000	Nassau County, Series B, GO, RAN, 3.000%, 05/15/09	30,053
	New York State Thruway Authority,
21,415	Series A, Rev., 3.000%, 04/01/09	21,428
7,590	Series A, Rev., MBIA, 5.000%, 04/01/09 (p)	7,611
16,535	New York State Thruway Authority, Bridge Service Contract, Rev., 4.000%, 04/01/09	16,558
	New York State Thruway Authority, Local Highway & Bridge,
4,750	Rev., MBIA, 5.625%, 04/01/09 (p)	4,814
9,000	Rev., MBIA, 5.750%, 04/01/09 (p)	9,117
4,950	Oneonta City School District, Series B, GO, BAN, 2.750%, 07/15/09	4,960
3,583	Ossining Village, GO, BAN, 4.000%, 11/25/09	3,631
14,467	Phoenix Central School District, GO, BAN, 2.000%, 12/18/09	14,544
3,398	Pine Valley Central School District of South Dayton, GO, BAN, 2.500%, 03/04/10 (w)	3,412
	Salamanca City School District,
7,742	GO, BAN, 3.000%, 06/26/09	7,762
7,000	Series A, GO, BAN, 3.000%, 06/26/09	7,015
11,485	Spencerport Central School District, GO, BAN, 2.750%, 06/30/09	11,506
25,000	Suffolk County, Series I, GO, TRAN, 2.000%, 08/13/09	25,136
11,100	Tompkins County, GO, BAN, 1.750%, 01/08/10	11,162
12,000	Tompkins-Seneca-Tioga Board Of Cooperative Educational Services, GO, RAN, 2.000%, 06/30/09	12,021
6,740	Town of Islip, Erosion Control, GO, BAN, 2.000%, 12/17/09	6,782
7,000	Wallkill Central School District, GO, BAN, 2.750%, 08/14/09	7,020
11,000	Waterloo Central School District, GO, BAN, 2.750%, 08/28/09	11,029
3,000	Wayne-Finger Lakes Board of Cooperative Educational Services, GO, RAN, 3.000%, 06/29/09	3,009
3,605	Wyanantskill Union Free School District, GO, BAN, 3.000%, 07/17/09	3,615
	Total Municipal Bonds (Cost $454,884)	454,884
Weekly Demand Notes — 65.8%
	New York — 65.8%
8,020	Albany County Airport Authority, Series A, Rev., VRDO, AMT, LOC: Bank of America N.A., 0.770%, 03/05/09 (m)	8,020

SEE NOTES TO FINANCIAL STATEMENTS.

14   J.P. MORGAN MONEY MARKET FUNDS        FEBRUARY 28, 2009

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Weekly Demand Notes — Continued
	New York — Continued
	Austin Trust Various States,
650	Series 2008-1064, GO, VRDO, LIQ: Bank of America N.A., 0.570%, 03/05/09	650
1,300	Series 2008-1067, Rev., VRDO, LIQ: Bank of America N.A., 0.770%, 03/05/09	1,300
8,955	Series 2008-3004X, Class R, MBIA, LIQ: Bank of America N.A., 1.670%, 03/05/09	8,955
4,750	Series 2008-3006X, Rev., VRDO, MBIA , LIQ: Bank of America N.A., 1.670%, 03/05/09	4,750
3,300	EAGLE Tax-Exempt Trust, Partner Certificate, Series 2001-3202, Class A, Rev., VRDO, LIQ: Citibank N.A., 0.670%, 03/05/09	3,300
9,720	Eclipse Funding Trust, Solar Eclipse, Series 2006-0117, Rev., VRDO, FSA, 0.580%, 03/05/09	9,720
230	Eclipse Funding Trust, Solar Eclipse, Long Island, Series 2006-0119, Rev., VRDO, MBIA-IBC, LIQ: U.S. Bank N.A., 0.580%, 03/05/09	230
2,460	Eclipse Funding Trust, Solar Eclipse, Metropolitan, Series 2006-0028, Rev., VRDO, AMBAC, LIQ: U.S. Bank N.A., 0.580%, 03/02/09	2,460
8,200	Eclipse Funding Trust, Solar Eclipse, New York, Series 2006-0029, Rev., VRDO, AMBAC, LIQ: U.S. Bank N.A., LOC: U.S. Bank N.A., 0.580%, 03/05/09	8,200
2,035	Franklin County IDA, Trudeau Institute Project, Rev., VRDO, LOC: Fleet National Bank, 0.530%, 03/02/09	2,035
45,000	Hudson Yards Infrastructure Corp. EAGLE, Series 2007-0030, Class A, Rev., VRDO, FSA-CR, FGIC, LIQ: Citibank N.A., 0.750%, 03/05/09	45,000
30,000	Long Island Power Authority, Electric, EAGLE, Series 2006-0051, Class A, Rev., VRDO, BHAC, LIQ: Helaba, 0.740%, 03/05/09	30,000
	Metropolitan Transportation Authority,
8,320	Series ROCS-RR-II-R-10266, Rev., VRDO, BHAC-CR, MBIA, LIQ: Citigroup Financial Products, 1.040%, 03/05/09	8,320
11,265	Series ROCS-RR-II-R-11645, Class R, Rev., VRDO, FSA, LIQ: Citibank N.A., 1.750%, 03/05/09 (e)	11,265
1,600	Subseries B-3, Rev., VRDO, LOC: Lloyds TSB Bank plc, 0.350%, 03/02/09	1,600
10,000	Subseries D-1, Rev., VRDO, LOC: Landesbank Hessen-Thuringen, 0.550%, 03/02/09	10,000
	Nassau County,
14,000	Series A, GO, VRDO, LOC: Bank of America N.A., 0.550%, 03/02/09	14,000
10,000	Series B, GO, VRDO, LOC: Bank of America N.A., 0.550%, 03/02/09	10,000
	Nassau County Interim Finance Authority, Sales Tax Secured,
10,000	Series A, Rev., VRDO, 0.400%, 03/04/09	10,000
10,000	Series B, Rev., VRDO, 0.500%, 03/04/09	10,000
24,800	Series C, Rev., 1.270%, 03/04/09	24,800
15,000	Series E, Rev., 1.850%, 03/04/09	15,000
	New York City,
3,800	Series F-5, GO, VRDO, LOC: Bayerische Landesbank, 0.510%, 03/02/09	3,800
7,400	Subseries A-2, GO, VRDO, LOC: Bank of America N.A., 0.620%, 03/02/09	7,400
16,500	Subseries A-3, GO, VRDO, LOC: BNP Paribas, 0.510%, 03/02/09	16,500
6,800	Subseries A-4, GO, VRDO, LOC: Bank of Nova Scotia, 0.550%, 03/02/09	6,800
5,400	Subseries A-6, GO, VRDO, LOC: Helaba, 0.400%, 03/04/09	5,400
7,550	Subseries A-6, GO, VRDO, LOC: Landesbank Baden-Wuerttemberg, 0.520%, 03/02/09	7,550
3,550	Subseries C-2, GO, VRDO, LOC: Bayerische Landesbank, 0.510%, 03/04/09	3,550
22,800	Subseries C-3, GO, VRDO, LOC: BNP Paribas, 0.400%, 03/04/09	22,800
15,750	Subseries C-4, GO, VRDO, LOC: BNP Paribas, 0.480%, 03/04/09	15,750
795	Subseries C-5, GO, VRDO, LOC: Bank of New York, 0.480%, 03/04/09	795
17,550	Subseries D-3, GO, VRDO, 0.450%, 03/02/09	17,550
2,000	Subseries F-3, GO, VRDO, LOC: Royal Bank of Scotland, 0.580%, 03/02/09	2,000
4,000	Subseries G-2, GO, VRDO, LOC: Bank of Nova Scotia, 0.550%, 03/04/09	4,000
11,530	Subseries H-2, GO, VRDO, LOC: Bank of New York, 0.480%, 03/04/09	11,530
3,145	Subseries H-2, GO, VRDO, LOC: Bank of Nova Scotia, 0.550%, 03/04/09	3,145
17,915	Subseries H-3, GO, VRDO, LOC: Bank of New York, 0.400%, 03/04/09	17,915
1,300	Subseries H-6, Class H, GO, MBIA, 1.520%, 03/04/09	1,300
6,530	Subseries J-10, GO, VRDO, 0.400%, 03/02/09	6,530
8,750	Subseries J-11, GO, VRDO, 0.500%, 03/02/09	8,750
	New York City Capital Resources Corp., Loan Enhanced Assistance,
2,125	Series B, Rev., VRDO, LOC: Bank of America N.A., 0.530%, 03/05/09	2,125

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2009        J.P. MORGAN MONEY MARKET FUNDS   15

JPMorgan New York Municipal Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2009 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Weekly Demand Notes — Continued
	New York — Continued
6,000	Series B-1, Rev., VRDO, LOC: Bank of America N.A., 0.530%, 03/05/09	6,000
11,400	New York City Health & Hospital Corp., Health Systems, Series B, Rev., VRDO, LOC: TD Bank N.A., 0.350%, 03/02/09	11,400
6,900	New York City Housing Development Corp., Multi-Family Housing, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 0.550%, 03/04/09	6,900
3,400	New York City Housing Development Corp., Multi-Family Housing, 100 Jane Street Development, Series A, Rev., VRDO, AMT, FNMA, LIQ: FNMA, 0.600%, 03/04/09	3,400
4,715	New York City Housing Development Corp., Multi-Family Housing, 1405 Fifth Avenue Apartments, Series A, Rev., VRDO, LOC: Citibank N.A., 0.800%, 03/02/09	4,715
10,000	New York City Housing Development Corp., Multi-Family Housing, 2 Gold Street, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 0.480%, 03/04/09	10,000
5,000	New York City Housing Development Corp., Multi-Family Housing, 201 Pearl Street Development, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 0.480%, 03/02/09	5,000
8,500	New York City Housing Development Corp., Multi-Family Housing, 245 East 124th Street, Rev., VRDO, FHLMC, LIQ: FHLMC, 0.450%, 03/02/09	8,500
1,900	New York City Housing Development Corp., Multi-Family Housing, 55 Pierrepont Development, Series A, Rev., VRDO, LOC: Allied Irish Bank plc, 0.500%, 03/02/09	1,900
17,000	New York City Housing Development Corp., Multi-Family Housing, 90 Washington Street, Series A, Rev., VRDO, 0.450%, 03/02/09	17,000
2,970	New York City Housing Development Corp., Multi-Family Housing, Brittany Development, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 0.550%, 03/04/09	2,970
3,500	New York City Housing Development Corp., Multi-Family Housing, Brookhaven Apartments, Series A, Rev., VRDO, LOC: Citibank N.A., 0.670%, 03/02/09	3,500
15,000	New York City Housing Development Corp., Multi-Family Housing, Bruckner, Series A, Rev., VRDO, LOC: Bank of America N.A., 0.650%, 03/02/09	15,000
5,700	New York City Housing Development Corp., Multi-Family Housing, Carnegie Park, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 0.430%, 03/04/09	5,700
3,200	New York City Housing Development Corp., Multi-Family Housing, Columbus Apartments, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 0.400%, 03/02/09	3,200
11,100	New York City Housing Development Corp., Multi-Family Housing, Grace Towers Development, Series A, Rev., VRDO, LOC: Citibank N.A., 0.670%, 03/02/09	11,100
13,600	New York City Housing Development Corp., Multi-Family Housing, Highbridge Apartments, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 0.800%, 03/02/09	13,600
200	New York City Housing Development Corp., Multi-Family Housing, Lyric Development, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 0.550%, 03/04/09	200
3,285	New York City Housing Development Corp., Multi-Family Housing, Marseilles Apartments, Series A, Rev., VRDO, LOC: Citibank N.A., 0.500%, 03/02/09	3,285
4,760	New York City Housing Development Corp., Multi-Family Housing, Ogden Ave. Apartments, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 0.800%, 03/02/09	4,760
2,215	New York City Housing Development Corp., Multi-Family Housing, Parkview Apartments, Series A, Rev., VRDO, LOC: Citibank N.A., 0.660%, 03/02/09	2,215
10,500	New York City Housing Development Corp., Multi-Family Housing, Royal Properties, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 0.400%, 03/04/09	10,500
5,000	New York City Housing Development Corp., Multi-Family Housing, Susan’s Court, Series A, Rev., VRDO, LOC: Citibank N.A., 0.650%, 03/02/09	5,000
8,750	New York City Housing Development Corp., Multi-Family Housing, The Dorado Apartments, Series A, Rev., VRDO, LOC: Citibank N.A., 0.650%, 03/02/09	8,750
8,485	New York City Housing Development Corp., Multi-Family Housing, Thessalonica Court, Series A, Rev., VRDO, LOC: Citibank N.A., 0.670%, 03/02/09	8,485
300	New York City Housing Development Corp., Multi-Family Housing, Tribeca Tower, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 0.700%, 03/04/09	300

SEE NOTES TO FINANCIAL STATEMENTS.

16   J.P. MORGAN MONEY MARKET FUNDS        FEBRUARY 28, 2009

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Weekly Demand Notes — Continued
	New York — Continued
7,500	New York City Housing Development Corp., Multi-Family Housing, Urban Horizons II, Series A, Rev., VRDO, LOC: Citibank N.A., 0.670%, 03/02/09	7,500
3,300	New York City Housing Development Corp., Multi-Family Housing, West 43rd Street Development, Series A, Rev., VRDO, AMT, FNMA, LIQ: FNMA, 0.600%, 03/04/09	3,300
4,470	New York City Housing Development Corp., Multi-Family Housing, West 89th Street Development, Series A, Rev., VRDO, LOC: FNMA, 0.580%, 03/04/09	4,470
2,000	New York City Industrial Development Agency, Abraham Joshua Heschel Project, Rev., VRDO, LOC: Allied Irish Bank plc, 2.000%, 03/05/09	2,000
2,915	New York City Industrial Development Agency, Allen Stevenson School, Rev., VRDO, LOC: Allied Irish Bank plc, 2.000%, 03/02/09	2,915
1,820	New York City Industrial Development Agency, American Society Technion Project, Rev., VRDO, LOC: Allied Irish Bank plc, 0.480%, 03/02/09	1,820
12,500	New York City Industrial Development Agency, Columbia Grammar & Prep School, Rev., VRDO, LOC: Allied Irish Bank plc, 2.000%, 03/02/09	12,500
9,000	New York City Industrial Development Agency, Grace Church School Project, Rev., VRDO, LOC: Wachovia Bank N.A., 0.620%, 03/05/09	9,000
2,900	New York City Industrial Development Agency, Hewitt School Project, Rev., VRDO, LOC: Allied Irish Bank plc, 2.000%, 03/02/09	2,900
45,800	New York City Industrial Development Agency, Liberty Facilities Hanson Office, Rev., VRDO, LOC: ING Bank N.V., 0.600%, 03/05/09	45,800
580	New York City Industrial Development Agency, Municipal Securities Trust Receipts, Series SGA-110, Rev., VRDO, LIQ: Societe Generale, 0.680%, 03/04/09	580
4,600	New York City Industrial Development Agency, New York Congregational Nursing, Series A, Rev., VRDO, LOC: HSBC Bank N.A., 0.540%, 03/02/09	4,600
380	New York City Industrial Development Agency, Plaza Packaging Project, Rev., VRDO, LOC: Bank of New York, 0.900%, 03/05/09	380
8,470	New York City Transitional Finance Authority, Subseries 2-D, Rev., VRDO, LIQ: Lloyds TSB Bank plc, 0.350%, 03/04/09	8,470
17,660	New York City Transitional Finance Authority, Building Aid, EAGLE, Series 2007-0014, Class A, Rev., FSA-CR, FGIC, LIQ: Citibank N.A., 1.090%, 03/05/09	17,660
600	New York City Transitional Finance Authority, Future Tax Secured, Series A-2, Rev., VRDO, 0.510%, 03/04/09	600
4,175	New York City Transitional Finance Authority, New York City Recovery, Series 3, Subseries 3-D, Rev., VRDO, 1.750%, 03/02/09	4,175
1,500	New York City Trust for Cultural Resources, Alvin Ailey Dance Foundation, Rev., VRDO, LOC: Citibank N.A., 0.500%, 03/02/09	1,500
7,900	New York City, EAGLE, Series 2008-0012, Class A, GO, VRDO, MBIA, LIQ: Citigroup Financial Products, 1.230%, 03/02/09	7,900
	New York Liberty Development Corp.,
5,000	Series 1207, Rev., VRDO, LIQ: Morgan Stanley Municipal Funding, 0.720%, 03/05/09	5,000
8,280	Series 1251, Rev., VRDO, LIQ: Morgan Stanley Municipal Funding, 0.720%, 03/05/09	8,280
10,485	Series 1451, Rev., VRDO, LIQ: Morgan Stanley Municipal Funding, 0.660%, 03/05/09	10,485
60,160	Series 2250, Rev., LIQ: Morgan Stanley Municipal Funding, 0.660%, 03/05/09	60,160
9,565	Series 2477, Rev., LIQ: Morgan Stanley Municipal Funding, 0.720%, 03/05/09	9,565
19,080	Series 2613, Rev., VRDO, LIQ: Morgan Stanley Municipal Funding, 0.660%, 03/05/09	19,080
	New York Local Government Assistance Corp.,
1,050	Series C, Rev., VRDO, LOC: Landesbank Hessen-Thuringen, 0.300%, 03/04/09	1,050
4,100	Series D, Rev., VRDO, LOC: Societe Generale, 0.400%, 03/04/09	4,100
10,550	Series F, Rev., VRDO, LOC: Societe Generale, 0.750%, 03/04/09	10,550
8,400	Series G, Rev., VRDO, LOC: Bank of Nova Scotia, 0.470%, 03/04/09	8,400
120	New York Local Government Assistance Corp., Floating Rate Receipts, Series SG-100, Rev., VRDO, MBIA-IBC, 0.760%, 03/09/09	120
12,240	New York Local Government Assistance Corp., Sub Lien, Series A-5FV, Rev., VRDO, FSA, 1.500%, 03/04/09	12,240
4,675	New York State Dormitory Authority, Series ROCS-RR-II-R-1122, Rev., VRDO, LIQ: Citigroup Financial Products, 0.980%, 03/05/09 (e)	4,675

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2009        J.P. MORGAN MONEY MARKET FUNDS   17

JPMorgan New York Municipal Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2009 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Weekly Demand Notes — Continued
	New York — Continued
	New York State Dormitory Authority, Mental Health Services,
20,000	Subseries D-2B, Rev., VRDO, FSA, 2.750%, 03/05/09	20,000
10,845	Subseries D-2E, Rev., VRDO, 0.530%, 03/05/09	10,845
4,000	Subseries D-2G, Rev., VRDO, 0.530%, 03/05/09	4,000
12,905	Subseries D-2H, Rev., VRDO, 0.530%, 03/05/09	12,905
5,805	New York State Dormitory Authority, Municipal Securities Trust Receipts, Series SGA-132, Rev., VRDO, LIQ: Societe Generale, 0.680%, 03/04/09	5,805
19,125	New York State Dormitory Authority, New York Library, Series A, Rev., VRDO, LOC: TD Bank N.A., 0.350%, 03/02/09	19,125
7,000	New York State Dormitory Authority, Rockefeller University, Series A, Rev., VRDO, 0.300%, 03/02/09	7,000
	New York State Energy Research & Development Authority, Con Edison Co.,
5,100	Subseries C-1, Rev., VRDO, LOC: Citibank N.A., 0.670%, 03/02/09	5,100
575	Subseries C-2, Rev., VRDO, LOC: Citibank N.A., 0.750%, 03/02/09	575
11,100	New York State Environmental Facilities Corp., Series DCL-043, Rev., LIQ: Dexia Bank, 3.500%, 03/05/09 (e)	11,100
	New York State Housing Finance Agency,
41,705	Series A, Rev., VRDO, FNMA, LIQ: FNMA, 0.550%, 03/02/09	41,705
2,000	Series A, Rev., VRDO, FNMA, LIQ: FNMA, 0.580%, 03/02/09	2,000
6,300	Series E, Rev., VRDO, LOC: BNP Paribas, 0.530%, 03/02/09	6,300
16,100	Series M-1, Rev., LOC: Bank of America N.A., 0.500%, 03/02/09	16,100
700	New York State Housing Finance Agency, 10 Barclay Street, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 0.480%, 03/02/09	700
26,750	New York State Housing Finance Agency, 10 Liberty, Rev., VRDO, FHLMC, LIQ: FHLMC, 0.400%, 03/02/09	26,750
9,750	New York State Housing Finance Agency, 101 West End, Rev., VRDO, FNMA, LIQ: FNMA, 0.670%, 03/02/09	9,750
10,000	New York State Housing Finance Agency, 125 West 31st Street, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 0.580%, 03/04/09	10,000
7,500	New York State Housing Finance Agency, 150 East 44th Street, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 0.670%, 03/02/09	7,500
2,000	New York State Housing Finance Agency, 240 East 39th Street Housing, Rev., VRDO, 0.550%, 03/02/09	2,000
14,400	New York State Housing Finance Agency, 250 West 93rd Street, Series 2005-A, Rev., VRDO, LOC: Landesbank Hessen-Thuringen, 0.670%, 03/02/09	14,400
22,500	New York State Housing Finance Agency, 345 East 94th Street Housing, Series A, Rev., VRDO, FHLMC, LIQ: FHLMC, 0.670%, 03/04/09	22,500
6,500	New York State Housing Finance Agency, 350 West 43rd Street Housing, Series A, Rev., VRDO,, 0.650%, 03/02/09	6,500
11,050	New York State Housing Finance Agency, 360 West 43rd Street, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 0.580%, 03/02/09	11,050
400	New York State Housing Finance Agency, 455 West 37th Street Housing, Series A, Rev., VRDO, LOC: Landesbank Hessen-Thuringen, 0.650%, 03/02/09	400
2,700	New York State Housing Finance Agency, 70 Battery Place Housing, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 0.550%, 03/02/09	2,700
4,400	New York State Housing Finance Agency, Bennington Hills Housing, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 0.580%, 03/02/09	4,400
3,750	New York State Housing Finance Agency, Chelsea ARMS Housing, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 0.580%, 03/02/09	3,750
1,150	New York State Housing Finance Agency, Helena Housing, Rev., VRDO, FNMA, LIQ: FNMA, 0.700%, 03/02/09	1,150
5,800	New York State Housing Finance Agency, Kew Gardens Hills Housing, Rev., VRDO, FNMA, LIQ: FNMA, 0.600%, 03/02/09	5,800
6,800	New York State Housing Finance Agency, McCarthy Manor Apartments, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 0.700%, 03/02/09	6,800
4,600	New York State Housing Finance Agency, Multi-Family Housing, Second Mortgage, Series A, Rev., VRDO, FHLMC, LIQ: FHLMC, 0.550%, 03/02/09	4,600
3,300	New York State Housing Finance Agency, Normandie Court I Project, Rev., VRDO, LOC: Landesbank Hessen-Thueringen, 0.470%, 03/02/09	3,300

SEE NOTES TO FINANCIAL STATEMENTS.

18   J.P. MORGAN MONEY MARKET FUNDS        FEBRUARY 28, 2009

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Weekly Demand Notes — Continued
	New York — Continued
5,035	New York State Housing Finance Agency, Parkledge Apartments, Series A, Rev., FHLMC, LIQ: FHLMC, 0.400%, 03/02/09	5,035
3,820	New York State Housing Finance Agency, Talleyrand Crescent, Rev., VRDO, FNMA, 0.640%, 03/02/09	3,820
13,500	New York State Housing Finance Agency, Theater Row, Series A, Rev., VRDO, FHLMC, LIQ: FHLMC, 0.580%, 03/02/09	13,500
3,400	New York State Housing Finance Agency, Tribeca, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 0.580%, 03/04/09	3,400
17,185	New York State Housing Finance Agency, Tribeca Green Housing, Series A, Rev., VRDO, LOC: Landesbank Hessen-Thueringen, 0.550%, 03/02/09	17,185
9,350	New York State Housing Finance Agency, Union Square South Housing, Rev., VRDO, FNMA, LIQ: FNMA, 0.550%, 03/02/09	9,350
5,000	New York State Housing Finance Agency, Victory Housing, Series 2001-A, Rev., VRDO, FHLMC, LIQ: FHLMC, 0.630%, 03/02/09	5,000
6,700	New York State Housing Finance Agency, Warren Knolls Apartments, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 0.640%, 03/02/09	6,700
8,800	New York State Housing Finance Agency, West 23rd Street, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 0.670%, 03/02/09	8,800
4,500	New York State Housing Finance Agency, West 38 Street, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 0.670%, 03/04/09	4,500
5,700	New York State Housing Finance Agency, West Haverstraw Housing, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 0.640%, 03/02/09	5,700
5,700	New York State Housing Finance Agency, Worth Street, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 0.580%, 03/02/09	5,700
	New York State Thruway Authority,
10,275	Series ROCS-RR-II-R-8138, Rev., VRDO, LIQ: Citigroup Global Markets, 0.980%, 03/05/09 (e)	10,275
4,800	Series ROCS-RR-II-R-12199, FSA, LIQ: Citigroup Financial Products, 1.460%, 03/05/09	4,800
4,800	New York State Urban Development Corp., Series ROCS-RR-II-R-10011CE, COP, VRDO, LIQ: Citigroup Financial Products, 1.260%, 03/05/09	4,800
2,685	Oneida County IDA, Rev., VRDO, LOC: NBT Bank N.A., 0.900%, 03/02/09	2,685
6,820	Oneida County IDA, Individual Development, Champion Home, Rev., VRDO, LOC: Credit Suisse, 0.850%, 03/02/09	6,820
1,475	Oneida County IDA, Industrial Development, Oriskany, Rev., VRDO, LOC: NBT Bank N.A., 0.900%, 03/02/09	1,475
4,080	Onondaga County IDA, Albany Molecular Research Project, Rev., VRDO, LOC: Fleet National Bank, 0.780%, 03/02/09	4,080
3,280	Ontario County IDA, Friends of the Finger Lakes, Series A, Rev., VRDO, LOC: Citizens Bank N.A., 1.170%, 03/02/09	3,280
3,700	Rockland County IDA, Jawonio Inc., Project, Rev., VRDO, LOC: TD Banknorth N.A., 0.550%, 03/02/09	3,700
5,670	Suffolk County IDA, Guide Dog Foundation, Inc., Rev., VRDO, LOC: Bank of New York, 0.600%, 03/02/09	5,670
	Triborough Bridge & Tunnel Authority,
155	Series A, Rev., VRDO, 1.750%, 03/02/09	155
13,800	Subseries B-3, Rev., VRDO, 0.620%, 03/02/09	13,800
2,690	Subseries B-4, Rev., VRDO, 0.580%, 03/02/09	2,690
4,000	Trust for Cultural Resources, WNYC Radio, Inc., GO, RAN, LOC: Wachovia Bank N.A., 0.490%, 03/02/09	4,000
500	Westchester County IDA, Bankville Independent Fire Co., Series B, Rev., VRDO, LOC: Bank of New York, 0.650%, 03/02/09	500
4,150	Westchester County IDA, Community Housing Innovations, Inc., Rev., VRDO, LOC: Bank of New York, 0.600%, 03/02/09	4,150
2,430	Westchester County IDA, The Masters School, Rev., VRDO, LOC: Allied Irish Bank, 2.000%, 03/02/09	2,430
3,865	Westchester County IDA, Young Women’s Christian Association, Rev., VRDO, LOC: Bank of New York, 0.600%, 03/02/09	3,865
	Total Weekly Demand Notes (Cost $1,344,425)	1,344,425
	Total Investments — 100.3% (Cost $2,048,629)*	2,048,629
	Liabilities in Excess of Other Assets — (0.3)%	(6,177)
	NET ASSETS — 100.0%	$2,042,452

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2009        J.P. MORGAN MONEY MARKET FUNDS   19

JPMorgan Ohio Municipal Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2009

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION (t)	VALUE($)
Daily Demand Notes — 4.6%
	Ohio — 4.6%
	State of Ohio, Higher Educational Facility Commission, Case Western Reserve University,
400	Series A, Rev., VRDO, 0.350%, 03/02/09	400
200	Series B-2, Rev., VRDO, LOC: Bank of America N.A., 0.550%, 03/02/09	200
1,400	State of Ohio, Higher Educational Facility Commission, Cleveland Clinic, Series B-1, Rev., VRDO, 0.400%, 03/02/09	1,400
400	State of Ohio, Solid Waste, BP Chemical, Inc. Project, Rev., VRDO, 0.500%, 03/02/09	400
100	State of Ohio, Solid Waste, BP Exploration & Oil Project, Rev., VRDO, 0.500%, 03/02/09	100
2,200	State of Ohio, Solid Waste, BP Products North America, Rev., VRDO, 0.500%, 03/02/09	2,200
	Total Daily Demand Notes (Cost $4,700)	4,700
Municipal Bonds — 16.9%
	Ohio — 16.9%
2,550	City of Mason, BAN, GO, 3.000%, 03/12/09	2,550
900	City of Silverton, Building Acquisition, BAN, GO, 2.900%, 04/22/09	901
3,000	Cuyahoga Community College District, Series B, TAN, 2.500%, 07/01/09	3,012
1,000	Fremont City School District, School Construction, GO, 2.750%, 09/23/09	1,004
1,500	Genoa Area Local School District, School Facilities, Construction and Improvements, GO, 3.125%, 09/22/09	1,507
1,520	North Baltimore Local School District, School Improvement, BAN, 3.000%, 12/10/09	1,529
2,100	State of Ohio, Cultural & Sports Capital Facilities, Series B, Rev., 3.500%, 10/01/09	2,126
2,500	Western Reserve Local School District, GO, BAN, 3.000%, 09/30/09	2,511
2,400	Whitehall City School District, GO, BAN, 2.500%, 04/15/09	2,403
	Total Municipal Bonds (Cost $17,543)	17,543
Weekly Demand Notes — 78.2%
	Ohio — 78.2%
5,000	Austin Trust Various States, Series 2008-3310, Rev., VRDO, FSA, LIQ: Bank of America N.A., 1.020%, 03/05/09	5,000
2,940	Cleveland Ohio Airport System, Series C, Rev., VRDO, AMT, LOC: Wachovia Bank N.A., 0.680%, 03/02/09	2,940
700	Columbus Regional Airport Authority, Capital Funding, OASBO Program, Series A, Rev., VRDO, LOC: U.S. Bank N.A., 0.600%, 03/02/09	700
1,155	Columbus Regional Airport Authority, Pooled Financing Program, Series A, Rev., VRDO, LOC: U.S. Bank N.A., 0.600%, 03/02/09	1,155
	Deutsche Bank Spears/Lifers Trust Various States,
415	Series 289, GO, VRDO, FSA, LIQ: Deutsche Bank A.G., 0.640%, 03/02/09	415
120	Series 570, Rev., VRDO, FSA, LIQ: Deutsche Bank A.G., 0.620%, 03/05/09	120
500	Franklin County, Holy Cross Health Systems, Rev., VRDO, 0.500%, 03/02/09	500
5,550	Franklin County, Multi-Family Housing, Ashton Square Apartments Project, Rev., VRDO, FNMA, LIQ: FNMA, 0.800%, 03/05/09	5,550
1,185	Franklin County, U.S. Health Corp., Series B, Rev., VRDO, LOC: U.S. Bank N.A., 0.530%, 03/05/09	1,185
4,005	Lancaster Port Authority, Ohio Gas, Rev., VRDO, 0.570%, 03/02/09	4,005
2,525	Mahoning County, Youngstown State University Project, Rev., VRDO, LOC: National City Bank, 0.650%, 03/02/09	2,525
4,600	Middletown Hospital Facilities, Series MT-239, Rev., VRDO, LIQ: Merrill Lynch Capital Services, LOC: Lloyds TSB Bank plc, 0.680%, 03/02/09	4,600
2,600	Montgomery County, Catholic Health, Series B, Rev., VRDO, 0.610%, 03/02/09	2,600
2,825	Montgomery County, Multi-Family Housing, Cambridge Commons Apartments, Series A, Rev., VRDO, LOC: Federal Home Loan Bank, 0.730%, 03/02/09	2,825
3,800	Ohio Air Quality Development Authority, First Energy, Series A, Rev., VRDO, AMT, LOC: Bank of Nova Scotia, 0.600%, 03/04/09	3,800
250	Ohio Housing Finance Agency, MERLOTS, Series A10, Rev., VRDO, GNMA/FNMA, LIQ: Bank of New York, 0.750%, 03/04/09	250
	Ohio Housing Finance Agency, Residential Mortgage Backed,
915	Series B-1, Rev., VRDO, 0.800%, 03/02/09	915
1,130	Series B2, Rev., VRDO, AMT, 0.600%, 03/02/09	1,130
1,400	Series C, Rev., VRDO, AMT, GNMA COLL, 0.620%, 03/02/09	1,400
2,090	Series F, Rev., VRDO, AMT, GNMA/FNMA/FHLMC, 0.800%, 03/02/09	2,090

SEE NOTES TO FINANCIAL STATEMENTS.

20   J.P. MORGAN MONEY MARKET FUNDS        FEBRUARY 28, 2009

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Weekly Demand Notes — Continued
	Ohio — Continued
1,000	Series H, Rev., VRDO, AMT, GNMA/FNMA, 0.750%, 03/02/09	1,000
	Ohio Housing Finance Agency, Residential Mortgage Backed Securities,
140	Series B, Rev., VRDO, AMT, 0.750%, 03/02/09	140
500	Series E, Rev., VRDO, AMT, GNMA/FNMA/FHLMC, 0.620%, 03/02/09	500
	Ohio State Water Development Authority,
2,080	Series 1118, Rev., VRDO, LIQ: Rabobank Nederland, 0.660%, 03/05/09 (e)	2,080
2,500	Series DCL 046, Rev., VRDO, LIQ: Dexia Credit Local, 3.500%, 03/05/09	2,500
	Ohio State Water Development Authority, Pollution Control, First Energy Nuclear Project,
1,650	Series A, Rev., VRDO, AMT, LOC: Bank of Nova Scotia, 0.700%, 03/04/09	1,650
5,000	Series C, Rev., VRDO, LOC: Wachovia Bank N.A., 0.680%, 03/02/09	5,000
	Ohio State Water Development Authority, Pollution Control, First Energy Project,
3,040	Series A, Rev., VRDO, AMT, LOC: Barclays Bank plc, 0.600%, 03/05/09	3,040
2,000	Series B, Rev., VRDO, LOC: Barclays Bank plc, 0.500%, 03/04/09	2,000
3,850	Paulding County, Solid Waste, Lafarge Corp. Project, Rev., VRDO, LOC: Bayerische Landesbank, 0.770%, 03/02/09	3,850
1,000	Puttable Floating Option Tax-Exempt Receipts, Series MT-513, Rev., VRDO, LIQ: Merrill Lynch International Bank Ltd., 1.250%, 03/02/09	1,000
2,700	State of Ohio, Higher Educational Facility Commission, Case Western Reserve University, Series A, Rev., VRDO, 0.450%, 03/04/09	2,700
2,100	State of Ohio, Higher Educational Facility Commission, EAGLE, Series 2007-41, Class A, Rev., VRDO, BHAC-CR, AMBAC-TCRS, Bank of New York, LIQ: Citibank N.A., 0.740%, 03/05/09	2,100
2,165	Student Loan Funding Corp., Series A-2, Rev., VRDO, LIQ: Citibank N.A., 2.770%, 03/02/09 (e)	2,165
1,000	Summit County IDA, VMS Development Project, Series A-2, Rev., VRDO, LOC: National City Bank, 1.100%, 03/05/09	1,000
4,000	Toledo-Lucas County Port Authority, Burlington Air Express, Inc., Rev., VRDO, LOC: Royal Bank of Scotland, 1.300%, 03/05/09	4,000
2,600	University of Cincinnati, General Receipts, Series F, Rev., VRDO, LOC: Bayerische Landesbank, 0.600%, 03/05/09	2,600
2	Warren County Health Care Facilities Revenue, Improvement, Otterbein Homes, Series B, Rev., VRDO, LOC: Fifth Third Bank, 1.750%, 03/05/09	2
	Total Weekly Demand Notes (Cost $81,032)	81,032
	Total Investments — 99.7% (Cost $103,275)*	103,275
	Other Assets in Excess of Liabilities — 0.3%	312
	NET ASSETS — 100.0%	$103,587

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2009        J.P. MORGAN MONEY MARKET FUNDS   21

JPMorgan Money Market Funds

NOTES TO SCHEDULES OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2009

AMBAC —	American Municipal Bond Assurance Corp.

AMT —	Alternative Minimum Tax

BAN —	Bond Anticipation Note

BHAC —	Berkshire Hathaway Assurance Corp.

COLL —	Collateral

COP —	Certificates of Participation

CR —	Custodial Receipts

EAGLE —	Earnings of accrual generated on local tax-exempt securities

EDC —	Economic Development Corporation

FGIC —	Financial Guaranty Insurance Co.

FHLMC —	Federal Home Loan Mortgage Corporation

FNMA —	Federal National Mortgage Association

FSA —	Financial Security Assurance, Inc.

GNMA —	Government National Mortgage Association

GO —	General Obligation

IBC —	Insured Bond Certificates

IDA —	Industrial Development Authority

IDR —	Industrial Development Revenue

LIQ —	Liquidity Agreement

LOC —	Letter of Credit

MBIA —	Municipal Bond Insurance Association Corp.

MERLOTS —	Municipal Exempt Receipts Liquidity Optional Tender

Q-SBLF —	Qualified School Board Loan Fund

RAN —	Revenue Anticipation Note

RE—	Reinsured

Rev.—	Revenue Bond

TAN —	Tax Anticipation Note

TCRS —	Transferable Custodial Receipts

TRAN—	Tax & Revenue Anticipation Note

VAR—	Variable Rate Security. The interest rate shown is the rate as of February 28, 2009.

VRDO —	Variable Rate Demand Obligation. The interest rate shown is the rate in effect as of February 28, 2009.

*—	The cost of securities is substantially the same for federal income tax purposes.

(e)—	Security is exempt from registration under Rule 144A of the Securities Act of 1933. Unless otherwise indicated, this security has been determined to be liquid under procedures established by the Board of Trustees and may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(i)—	Security has been deemed illiquid pursuant to procedures approved by the Board of Trustees and may be difficult to sell.

(m)—	All or a portion of this security is reserved for current or potential holdings of futures, swaps, options, TBAs, when-issued securities, delayed delivery securities, reverse repurchase agreements and forward foreign currency contracts.

(n)—	The rate shown is the effective yield at the date of purchase.

(p)—	Security is prerefunded or escrowed to maturity.

(t)—	The date shown represents the earliest of the next reset date, next call date, prerefunded date, next put date or final maturity date.

(w)—	When-issued security.

SEE NOTES TO FINANCIAL STATEMENTS.

22   J.P. MORGAN MONEY MARKET FUNDS        FEBRUARY 28, 2009

STATEMENTS OF ASSETS AND LIABILITIES
AS OF FEBRUARY 28, 2009

(Amounts in thousands, except per share amounts)

	California Municipal Money Market Fund	Michigan Municipal Money Market Fund	New York Municipal Money Market Fund	Ohio Municipal Money Market Fund
ASSETS:
Investments in non-affiliates, at value	$1,022,537	$107,306	$2,048,629	$103,275
Cash	—	16	5	80
Receivables:
Interest and dividends	2,650	325	7,277	322
Prepaid insurance and other assets	78	9	150	8
Total Assets	1,025,265	107,656	2,056,061	103,685

LIABILITIES:
Payables:
Due to custodian	3	—	—	—
Dividends	9	3	63	2
Investment securities purchased	—	—	12,345	—
Accrued liabilities:
Investment advisory fees	64	7	128	6
Administration fees	54	5	106	5
Shareholder servicing fees	202	20	487	21
Distribution fees	162	7	280	15
Custodian and accounting fees	—	3	10	4
Trustees’ and Chief Compliance Officer’s fees	3	—	45	—	(a)
Other	97	46	145	45
Total Liabilities	594	91	13,609	98
Net Assets	$1,024,671	$107,565	$2,042,452	$103,587

NET ASSETS:
Paid in capital	$1,024,184	$107,504	$2,041,056	$103,448
Accumulated undistributed (distributions in excess of) net investment income	392	61	1,237	54
Accumulated net realized gains (losses)	95	—	159	85
Total Net Assets	$1,024,671	$107,565	$2,042,452	$103,587

Net Assets:
Morgan	$406,431	$26,507	$1,283,154	$44,250
Premier	—	58,008	—	805
Reserve	—	23,050	507,425	58,532
E*Trade	618,240	—	251,873	—
Total	$1,024,671	$107,565	$2,042,452	$103,587

Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Morgan	406,380	26,492	1,282,070	44,186
Premier	—	57,969	—	805
Reserve	—	23,054	507,349	58,435
E*Trade	617,816	—	251,715	—
Net asset value offering and redemption price per share (all shares)	$1.00	$1.00	$1.00	$1.00

Cost of investments in non-affiliates	$1,022,537	$107,306	$2,048,629	$103,275

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2009        J.P. MORGAN MONEY MARKET FUNDS   23

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED FEBRUARY 28, 2009

(Amounts in thousands)

	California Municipal Money Market Fund	Michigan Municipal Money Market Fund		New York Municipal Money Market Fund	Ohio Municipal Money Market Fund
INVESTMENT INCOME:
Interest income	$19,426	$2,830		$40,162	$2,282

EXPENSES:
Investment advisory fees	844	110		1,755	92
Administration fees	710	93		1,477	78
Distribution fees:
Morgan	314	41		1,402	44
Reserve	—	64		1,239	173
E*Trade	4,445	—		1,776	—
Shareholder servicing fees:
Morgan	1,100	144		4,908	152
Premier	—	211		—	9
Reserve	—	76		1,486	207
E*Trade	2,222	—		888	—
Custodian and accounting fees	36	27		71	23
Interest expense to affiliates	2	—	(a)	1	—	(a)
Professional fees	60	52		83	51
Trustees’ and Chief Compliance Officer’s fees	11	2		24	1
Printing and mailing costs	107	6		75	5
Registration and filing fees	29	22		33	10
Transfer agent fees	26	17		170	19
Insurance expense (See Note 7)	204	24		394	21
Other	11	2		25	4
Total expenses	10,121	891		15,807	889
Less amounts waived	(1,203)	(129)		(813)	(113)
Less earnings credits	(1)	—	(a)	(4)	—	(a)
Less expense reimbursements for legal matters	—	—	(a)	—	—	(a)
Net expenses	8,917	762		14,990	776
Net investment income (loss)	10,509	2,068		25,172	1,506

REALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from investments in non-affiliates	94	32		159	84
Change in net assets resulting from operations	$10,603	$2,100		$25,331	$1,590

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

24   J.P. MORGAN MONEY MARKET FUNDS        FEBRUARY 28, 2009

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED

(Amounts in thousands)

	California Municipal Money Market Fund		Michigan Municipal Money Market Fund
	Year Ended 2/28/2009	Year Ended 2/29/2008	Year Ended 2/28/2009	Year Ended 2/29/2008
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$10,509	$27,626	$2,068	$5,359
Net realized gain (loss)	94	301	32	13
Change in net assets resulting from operations	10,603	27,927	2,100	5,372

DISTRIBUTIONS TO SHAREHOLDERS:
Morgan
From net investment income	(3,658)	(4,126)	(610)	(1,231)
Premier
From net investment income	—	—	(1,136)	(3,520)
Reserve
From net investment income	—	—	(322)	(608)
E*Trade
From net investment income	(6,851)	(23,500)	—	—
Total distributions to shareholders	(10,509)	(27,626)	(2,068)	(5,359)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	28,927	(44,536)	(24,772)	(135,253)

NET ASSETS:
Change in net assets	29,021	(44,235)	(24,740)	(135,240)
Beginning of period	995,650	1,039,885	132,305	267,545
End of period	$1,024,671	$995,650	$107,565	$132,305
Accumulated undistributed (distributions in excess of) net investment income	$392	$392	$61	$29

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2009        J.P. MORGAN MONEY MARKET FUNDS   25

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	New York Municipal Money Market Fund		Ohio Municipal Money Market Fund
	Year Ended 2/28/2009	Year Ended 2/29/2008	Year Ended 2/28/2009	Year Ended 2/29/2008
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$25,172	$56,159	$1,506	$3,159
Net realized gain (loss)	159	418	84	8
Change in net assets resulting from operations	25,331	56,577	1,590	3,167

DISTRIBUTIONS TO SHAREHOLDERS:
Morgan
From net investment income	(17,029)	(34,435)	(589)	(784)
From net realized gains	—	—	—	— (a)
Premier
From net investment income	—	—	(38)	(603)
From net realized gains	—	—	—	— (a)
Reserve
From net investment income	(5,483)	(11,383)	(879)	(1,782)
From net realized gains	—	—	—	(1)
E*Trade
From net investment income	(2,652)	(10,349)	—	—
Total distributions to shareholders	(25,164)	(56,167)	(1,506)	(3,170)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	96,615	116,929	22,484	(55,238)

NET ASSETS:
Change in net assets	96,782	117,339	22,568	(55,241)
Beginning of period	1,945,670	1,828,331	81,019	136,260
End of period	$2,042,452	$1,945,670	$103,587	$81,019
Accumulated undistributed (distributions in excess of) net investment income	$1,237	$1,229	$54	$54

(a)Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

26   J.P. MORGAN MONEY MARKET FUNDS        FEBRUARY 28, 2009

	California Municipal Money Market Fund		Michigan Municipal Money Market Fund
	Year Ended 2/28/2009	Year Ended 2/29/2008	Year Ended 2/28/2009	Year Ended 2/29/2008
CAPITAL TRANSACTIONS:
Morgan
Proceeds from shares issued	$1,466,486	$845,515	$103,306	$114,049
Dividends and distributions reinvested	2,419	1,796	563	1,218
Cost of shares redeemed	(1,245,506)	(755,395)	(115,044)	(138,542)
Change in net assets from Morgan capital transactions	$223,399	$91,916	$(11,175)	$(23,275)
Premier
Proceeds from shares issued	$—	$—	$85,501	$207,013
Dividends and distributions reinvested	—	—	1,055	2,000
Cost of shares redeemed	—	—	(100,323)	(314,960)
Change in net assets from Premier capital transactions	$—	$—	$(13,767)	$(105,947)
Reserve
Proceeds from shares issued	$—	$—	$119,170	$113,660
Dividends and distributions reinvested	—	—	322	608
Cost of shares redeemed	—	—	(119,322)	(120,299)
Change in net assets from Reserve capital transactions	$—	$—	$170	$(6,031)
E*Trade
Proceeds from shares issued	$365,804	$507,508	$—	$—
Dividends and distributions reinvested	6,851	23,500	—	—
Cost of shares redeemed	(567,127)	(667,460)	—	—
Change in net assets from E*Trade capital transactions	$(194,472)	$(136,452)	$—	$—

Total change in net assets from capital transactions	$28,927	$(44,536)	$(24,772)	$(135,253)

SHARE TRANSACTIONS:
Morgan
Issued	1,466,486	845,515	103,306	114,049
Reinvested	2,419	1,796	563	1,218
Redeemed	(1,245,506)	(755,395)	(115,044)	(138,542)
Change in Morgan Shares	223,399	91,916	(11,175)	(23,275)
Premier
Issued	—	—	85,501	207,013
Reinvested	—	—	1,055	2,000
Redeemed	—	—	(100,323)	(314,960)
Change in Premier Shares	—	—	(13,767)	(105,947)
Reserve
Issued	—	—	119,170	113,660
Reinvested	—	—	322	608
Redeemed	—	—	(119,322)	(120,299)
Change in Reserve Shares	—	—	170	(6,031)
E*Trade
Issued	365,804	507,508	—	—
Reinvested	6,851	23,500	—	—
Redeemed	(567,127)	(667,460)	—	—
Change in E*Trade Shares	(194,472)	(136,452)	—	—

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2009        J.P. MORGAN MONEY MARKET FUNDS   27

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	New York Municipal Money Market Fund		Ohio Municipal Money Market Fund
	Year Ended 2/28/2009	Year Ended 2/29/2008	Year Ended 2/28/2009	Year Ended 2/29/2008
CAPITAL TRANSACTIONS:
Morgan
Proceeds from shares issued	$4,984,441	$4,641,354	$106,319	$71,655
Dividends and distributions reinvested	15,352	29,817	558	782
Cost of shares redeemed	(4,930,893)	(4,661,282)	(88,304)	(80,236)
Change in net assets from Morgan capital transactions	$68,900	$9,889	$18,573	$(7,799)
Premier
Proceeds from shares issued	$—	$—	$77,991	$70,350
Dividends and distributions reinvested	—	—	14	113
Cost of shares redeemed	—	—	(77,830)	(102,823)
Change in net assets from Premier capital transactions	$—	$—	$175	$(32,360)
Reserve
Proceeds from shares issued	$93,718,939	$95,423,503	$175,713	$217,306
Dividends and distributions reinvested	1,146	767	879	1,783
Cost of shares redeemed	(93,623,292)	(95,208,394)	(172,856)	(234,168)
Change in net assets from Reserve capital transactions	$96,793	$215,876	$3,736	$(15,079)
E*Trade
Proceeds from shares issued	$194,164	$326,590	$—	$—
Dividends and distributions reinvested	2,652	10,349	—	—
Cost of shares redeemed	(265,894)	(445,775)	—	—
Change in net assets from E*Trade capital transactions	$(69,078)	$(108,836)	$—	$—

Total change in net assets from capital transactions	$96,615	$116,929	$22,484	$(55,238)

SHARE TRANSACTIONS:
Morgan
Issued	4,984,353	4,641,354	106,314	71,649
Reinvested	15,352	29,817	558	782
Redeemed	(4,930,893)	(4,661,282)	(88,297)	(80,236)
Change in Morgan Shares	68,812	9,889	18,575	(7,805)
Premier
Issued	—	—	77,991	70,350
Reinvested	—	—	14	113
Redeemed	—	—	(77,825)	(102,800)
Change in Premier Shares	—	—	180	(32,337)
Reserve
Issued	93,718,940	95,423,503	175,703	217,289
Reinvested	1,146	767	879	1,783
Redeemed	(93,623,183)	(95,208,394)	(172,853)	(234,168)
Change in Reserve Shares	96,903	215,876	3,729	(15,096)
E*Trade
Issued	194,142	326,590	—	—
Reinvested	2,652	10,349	—	—
Redeemed	(265,894)	(445,775)	—	—
Change in E*Trade Shares	(69,100)	(108,836)	—	—

SEE NOTES TO FINANCIAL STATEMENTS.

28   J.P. MORGAN MONEY MARKET FUNDS        FEBRUARY 28, 2009

THIS PAGE IS INTENTIONALLY LEFT BLANK

FEBRUARY 28, 2009        J.P. MORGAN MONEY MARKET FUNDS   29

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations						Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments		Total from investment operations		Net investment income
California Municipal Money Market Fund
Morgan
Year Ended February 28, 2009	$1.00	$0.01		$—	(f)	$0.01		$(0.01)
Year Ended February 29, 2008	1.00	0.03		—	(f)	0.03		(0.03)
Year Ended February 28, 2007	1.00	0.03		—	(f)	0.03		(0.03)
September 1, 2005 through February 28, 2006 (d)	1.00	0.01		—	(f)	0.01		(0.01)
Year Ended August 31, 2005	1.00	0.02		—		0.02		(0.02)
Year Ended August 31, 2004	1.00	0.01		—		0.01		(0.01)

E*Trade
Year Ended February 28, 2009	1.00	0.01		—	(f)	0.01		(0.01)
Year Ended February 29, 2008	1.00	0.02		—	(f)	0.02		(0.02)
Year Ended February 28, 2007	1.00	0.03		—	(f)	0.03		(0.03)
January 17, 2006 (e) through February 28, 2006 (d)	1.00	—	(f)	—	(f)	—	(f)	— (f)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable.

(d)	The Fund changed its fiscal year from August 31 to the last day of February.

(e)	Commencement of offering of class of shares.

(f)	Amount rounds to less than $0.01.

(g)	Includes insurance expense of 0.02%. (See Note 7)

SEE NOTES TO FINANCIAL STATEMENTS.

30   J.P. MORGAN MONEY MARKET FUNDS        FEBRUARY 28, 2009

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (b)	Net assets end of period (000’s)	Net expenses (c)		Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits

$1.00	1.28%	$406,431	0.57	%(g)	1.16%	0.65%
1.00	2.96	183,015	0.55		2.83	0.64
1.00	2.99	91,046	0.55		2.96	0.65
1.00	1.16	45,020	0.55		2.28	0.68
1.00	1.47	217,166	0.55		1.49	0.70
1.00	0.51	154,326	0.55		0.51	0.80

1.00	0.89	618,240	0.96	(g)	0.92	1.09
1.00	2.50	812,635	1.00		2.49	1.09
1.00	2.53	948,839	1.00		2.53	1.09
1.00	0.25	70,216	1.00		2.10	1.24

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2009        J.P. MORGAN MONEY MARKET FUNDS   31

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations						Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments		Total from investment operations		Net investment income
Michigan Municipal Money Market Fund
Morgan
Year Ended February 28, 2009	$1.00	$0.01		$—	(g)	$0.01		$(0.01)
Year Ended February 29, 2008	1.00	0.03		—	(g)	0.03		(0.03)
Year Ended February 28, 2007	1.00	0.03		—	(g)	0.03		(0.03)
July 1, 2005 through February 28, 2006 (e)	1.00	0.01		—	(g)	0.01		(0.01)
February 19, 2005 (f) through June 30, 2005	1.00	0.01		—		0.01		(0.01)

Premier
Year Ended February 28, 2009	1.00	0.02		—	(g)	0.02		(0.02)
Year Ended February 29, 2008	1.00	0.03		—	(g)	0.03		(0.03)
Year Ended February 28, 2007	1.00	0.03		—	(g)	0.03		(0.03)
July 1, 2005 through February 28, 2006 (e)	1.00	0.02		—	(g)	0.02		(0.02)
Year Ended June 30, 2005	1.00	0.01		—		0.01		(0.01)
Year Ended June 30, 2004	1.00	0.01		—		0.01		(0.01)

Reserve (d)
Year Ended February 28, 2009	1.00	0.01		—	(g)	0.01		(0.01)
Year Ended February 29, 2008	1.00	0.03		—	(g)	0.03		(0.03)
Year Ended February 28, 2007	1.00	0.03		—	(g)	0.03		(0.03)
July 1, 2005 through February 28, 2006 (e)	1.00	0.01		—	(g)	0.01		(0.01)
Year Ended June 30, 2005	1.00	0.01		—		0.01		(0.01)
Year Ended June 30, 2004	1.00	—	(g)	—		—	(g)	— (g)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable.

(d)	Effective February 19, 2005, Class A was renamed Reserve.

(e)	The Fund changed its fiscal year from June 30 to the last day of February.

(f)	Commencement of offering of class of shares.

(g)	Amount rounds to less than $0.01.

(h)	Includes a gain incurred resulting from a payment by affiliate. The effect is less than 0.1% on total return.

(i)	Includes insurance expense of 0.01% for Morgan Class and 0.02% for Premier and Reserve Class. (See Note 7)

SEE NOTES TO FINANCIAL STATEMENTS.

32   J.P. MORGAN MONEY MARKET FUNDS        FEBRUARY 28, 2009

	Ratios/Supplemental data
				Ratios to average net assets (a)
Net asset value, end of period	Total return (b)		Net assets end of period (000’s)	Net expenses (c)		Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits

$ 1.00	1.44%		$26,507	0.60	%(i)	1.48%	0.71%
1.00	3.00	(h)	37,673	0.59		3.00	0.71
1.00	3.02		60,944	0.59		3.00	0.67
1.00	1.47		31,580	0.59		2.27	0.69
1.00	0.64		7,803	0.59		1.81	0.70

1.00	1.58		58,008	0.47	(i)	1.61	0.56
1.00	3.14	(h)	71,758	0.45		3.17	0.55
1.00	3.17		177,698	0.45		3.13	0.52
1.00	1.57		135,695	0.45		2.34	0.54
1.00	1.32		141,695	0.47		1.37	0.56
1.00	0.56		112,753	0.47		0.56	0.55

1.00	1.33		23,050	0.72	(i)	1.26	0.81
1.00	2.88	(h)	22,874	0.70		2.84	0.81
1.00	2.91		28,903	0.70		2.89	0.78
1.00	1.40		19,135	0.70		2.06	0.79
1.00	1.14		41,308	0.72		1.10	0.81
1.00	0.31		53,414	0.73		0.31	0.81

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2009        J.P. MORGAN MONEY MARKET FUNDS   33

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations						Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments		Total from investment operations		Net investment income
New York Municipal Money Market Fund
Morgan
Year Ended February 28, 2009	$1.00	$0.01		$—	(f)	$0.01		$(0.01)
Year Ended February 29, 2008	1.00	0.03		—	(f)	0.03		(0.03)
Year Ended February 28, 2007	1.00	0.03		—	(f)	0.03		(0.03)
September 1, 2005 through February 28, 2006 (d)	1.00	0.01		—	(f)	0.01		(0.01)
Year Ended August 31, 2005	1.00	0.02		—		0.02		(0.02)
Year Ended August 31, 2004	1.00	—	(f)	—		—	(f)	— (f)

Reserve
Year Ended February 28, 2009	1.00	0.01		—	(f)	0.01		(0.01)
Year Ended February 29, 2008	1.00	0.03		—	(f)	0.03		(0.03)
Year Ended February 28, 2007	1.00	0.03		—	(f)	0.03		(0.03)
September 1, 2005 through February 28, 2006 (d)	1.00	0.01		—	(f)	0.01		(0.01)
Year Ended August 31, 2005	1.00	0.01		—		0.01		(0.01)
Year Ended August 31, 2004	1.00	—	(f)	—		—	(f)	— (f)

E*Trade
Year Ended February 28, 2009	1.00	0.01		—	(f)	0.01		(0.01)
Year Ended February 29, 2008	1.00	0.03		—	(f)	0.03		(0.03)
Year Ended February 28, 2007	1.00	0.03		—	(f)	0.03		(0.03)
January 17, 2006 (e) through February 28, 2006 (d)	1.00	—	(f)	—	(f)	—	(f)	— (f)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable.

(d)	The Fund changed its fiscal year from August 31 to the last day of February.

(e)	Commencement of offering of class of shares.

(f)	Amount rounds to less than $0.01.

(g)	Includes insurance expense of 0.02%. (See Note 7)

SEE NOTES TO FINANCIAL STATEMENTS.

34   J.P. MORGAN MONEY MARKET FUNDS        FEBRUARY 28, 2009

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (b)	Net assets end of period (000’s)	Net expenses (c)		Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits

$ 1.00	1.23%	$1,283,154	0.61	%(g)	1.21%	0.64%
1.00	2.93	1,214,148	0.59		2.89	0.63
1.00	2.97	1,204,017	0.59		2.93	0.65
1.00	1.14	1,097,957	0.59		2.27	0.64
1.00	1.42	1,485,743	0.59		1.40	0.67
1.00	0.48	1,540,274	0.59		0.48	0.70

1.00	1.12	507,425	0.72	(g)	1.10	0.74
1.00	2.81	410,594	0.70		2.79	0.73
1.00	2.86	194,629	0.70		2.82	0.75
1.00	1.09	178,032	0.70		2.19	0.75
1.00	1.27	157,544	0.74		1.26	0.81
1.00	0.28	154,383	0.79		0.28	0.88

1.00	0.86	251,873	0.98	(g)	0.89	1.08
1.00	2.50	320,928	1.00		2.52	1.08
1.00	2.55	429,685	1.00		2.56	1.10
1.00	0.24	82,319	1.00		2.08	1.11

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2009        J.P. MORGAN MONEY MARKET FUNDS   35

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations						Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments		Total from investment operations		Net investment income	Net realized gains		Total distributions
Ohio Municipal Money Market Fund
Morgan
Year Ended February 28, 2009	$1.00	$0.01		$—	(h)	$0.01		$(0.01)	$—		$(0.01)
Year Ended February 29, 2008	1.00	0.03	(g)	—	(h)	0.03		(0.03)	—	(h)	(0.03)
Year Ended February 28, 2007	1.00	0.03		—	(h)	0.03		(0.03)	—		(0.03)
July 1, 2005 through February 28, 2006 (e)	1.00	0.01		—	(h)	0.01		(0.01)	—		(0.01)
February 19, 2005 (f) through June 30, 2005	1.00	0.01		—	(h)	0.01		(0.01)	—		(0.01)

Premier
Year Ended February 28, 2009	1.00	0.02		—	(h)	0.02		(0.02)	—		(0.02)
Year Ended February 29, 2008	1.00	0.03	(g)	—	(h)	0.03		(0.03)	—	(h)	(0.03)
Year Ended February 28, 2007	1.00	0.03		—	(h)	0.03		(0.03)	—		(0.03)
July 1, 2005 through February 28, 2006 (e)	1.00	0.02		—	(h)	0.02		(0.02)	—		(0.02)
Year Ended June 30, 2005	1.00	0.01		—	(h)	0.01		(0.01)	—		(0.01)
Year Ended June 30, 2004	1.00	0.01		—		0.01		(0.01)	—		(0.01)

Reserve (d)
Year Ended February 28, 2009	1.00	0.01		—	(h)	0.01		(0.01)	—		(0.01)
Year Ended February 29, 2008	1.00	0.03	(g)	—	(h)	0.03		(0.03)	—	(h)	(0.03)
Year Ended February 28, 2007	1.00	0.03		—	(h)	0.03		(0.03)	—		(0.03)
July 1, 2005 through February 28, 2006 (e)	1.00	0.01		—	(h)	0.01		(0.01)	—		(0.01)
Year Ended June 30, 2005	1.00	0.01		—	(h)	0.01		(0.01)	—		(0.01)
Year Ended June 30, 2004	1.00	—	(h)	—		—	(h)	— (h)	—		— (h)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable.

(d)	Effective February 19, 2005, Class A was renamed Reserve.

(e)	The Fund changed its fiscal year from June 30 to the last day of February.

(f)	Commencement of offering of class of shares.

(g)	Calculated based upon average shares outstanding.

(h)	Amount rounds to less than $0.01.

(i)	Includes a gain incurred resulting from a payment by affiliate. The effect is less than 0.01% on total return.

(j)	Includes insurance expense of 0.02%. (See Note 7)

SEE NOTES TO FINANCIAL STATEMENTS.

36   J.P. MORGAN MONEY MARKET FUNDS        FEBRUARY 28, 2009

	Ratios/Supplemental data
				Ratios to average net assets (a)
Net asset value, end of period	Total return (b)		Net assets end of period (000’s)	Net expenses (c)		Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits

$ 1.00	1.39%		$44,250	0.61	%(j)	1.35%	0.71%
1.00	2.98	(i)	25,619	0.59		2.94	0.74
1.00	2.99		33,418	0.59		2.95	0.70
1.00	1.46		26,537	0.59		2.34	0.72
1.00	0.63		1,891	0.59		1.80	0.72

1.00	1.53		805	0.47	(j)	1.30	0.56
1.00	3.12	(i)	626	0.45		3.28	0.57
1.00	3.14		32,989	0.45		3.09	0.55
1.00	1.55		38,765	0.45		2.32	0.57
1.00	1.40		44,469	0.46		1.36	0.52
1.00	0.56		46,968	0.47		0.55	0.50

1.00	1.28		58,532	0.72	(j)	1.27	0.81
1.00	2.86	(i)	54,774	0.70		2.82	0.85
1.00	2.88		69,853	0.70		2.84	0.80
1.00	1.38		79,281	0.70		2.09	0.82
1.00	1.14		82,741	0.71		1.17	0.77
1.00	0.30		59,971	0.72		0.30	0.75

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2009        J.P. MORGAN MONEY MARKET FUNDS   37

NOTES TO FINANCIAL STATEMENTS
AS OF FEBRUARY 28, 2009

1. Organization

JPMorgan Trust I (“JPM I”) and JPMorgan Trust II (“JPM II”) (the “Trusts”) were formed on November 12, 2004, as Delaware statutory trusts, pursuant to Declarations of Trust dated November 5, 2004 and are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as open-end management investment companies.

The following are 4 separate funds of the Trusts (collectively, the “Funds”) covered by this report:

	Classes Offered	Trust
California Municipal Money Market Fund	Morgan and E*Trade	JPM I
Michigan Municipal Money Market Fund	Morgan, Premier and Reserve	JPM II
New York Municipal Money Market Fund	Morgan, Reserve and E*Trade	JPM I
Ohio Municipal Money Market Fund	Morgan, Premier and Reserve	JPM II

All classes of shares have equal rights as to earnings, assets and voting privileges except that each class may bear different distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Trusts in preparation of their financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

A.  Valuation of Investments — The Funds have elected to use the amortized cost method of valuation pursuant to Rule 2a-7 under the 1940 Act. This involves valuing a security at its cost initially and thereafter assuming a constant amortization to maturity of any discounts or premium, regardless of the impact of fluctuating interest rates on the market value of the security. This method may result in periods during which value, as determined by amortized cost, is higher or lower than the price each Fund would receive if it sold the security. The market value of securities in the Funds can be expected to vary inversely with changes in prevailing interest rates.

During the period, the Funds adopted Statement of Financial Accounting Standards No. 157 — Fair Value Measurements — (“SFAS 157”). SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. SFAS 157 requires disclosure surrounding the various inputs that are used in determining the fair value of the Funds’ investments. These inputs are summarized into the three broad levels listed below.

•	Level 1 — quoted prices in active markets for identical securities

•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, money market securities are valued using amortized cost, in accordance with rules under the 1940 Act. Generally, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

The following is a summary of the inputs used as of February 28, 2009 in valuing the Funds’ assets and liabilities carried at amortized cost which approximates fair value (amounts in thousands):

Valuation Inputs	Investments in Securities	Other Financial Instruments*
California Municipal Money Market Fund
Level 1	$—	$—
Level 2	1,022,537	—
Level 3	—	—
Total	$1,022,537	$—

Michigan Municipal Money Market Fund
Level 1	$—	$—
Level 2	107,306	—
Level 3	—	—
Total	$107,306	$—

38   J.P. MORGAN MONEY MARKET FUNDS        FEBRUARY 28, 2009

Valuation Inputs	Investments in Securities	Other Financial Instruments*
New York Municipal Money Market Fund
Level 1	$—	$—
Level 2	2,048,629	—
Level 3	—	—
Total	$2,048,629	$—

Ohio Municipal Money Market Fund
Level 1	$—	$—
Level 2	103,275	—
Level 3	—	—
Total	$103,275	$—

*	Other financial instruments may include futures, forwards and swap contracts.

B.  Restricted and Illiquid Securities — The Funds may invest in securities that are subject to legal or contractual restrictions on resale or are illiquid. Restricted securities generally may be resold in transactions exempt from registration. An illiquid security is a security which cannot be disposed of promptly (within seven days) and in the usual course of business at approximately its fair value and includes, but is not limited to, repurchase agreements maturing in excess of seven days, time deposits with a withdrawal penalty, non-negotiable instruments and instruments for which no market exists. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at the current valuation may be difficult.

The following is the value and percentage of net assets of illiquid securities as of February 28, 2009 (amounts in thousands):

	Value	Percentage
New York Municipal Money Market Fund	$13,090	0.6%

C.  Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method adjusted for amortization of premiums and accretion of discounts.

Purchases of when-issued or delayed delivery securities may be settled a month or more after the trade date; interest income is not accrued until settlement date. It is the Funds’ policy to reserve assets with a current value at least equal to the amount of their when-issued or delayed delivery purchase commitments.

D.  Allocation of Income and Expenses — In calculating the net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Expenses directly attributable to a fund are charged directly to that fund while the expenses attributable to more than one fund of the Trusts are allocated among the respective funds. Each class of shares bears its pro-rata portion of expenses attributable to its Fund, except that each class separately bears expenses related specifically to that class, such as distribution and shareholder servicing fees.

E.  Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. Accordingly, no provision for Federal income tax is necessary.

Financial Accounting Standards Board (the “FASB”) Interpretation No. 48, “Accounting for Uncertainty in Income Taxes — an Interpretation of FASB Statement No. 109” (the “Interpretation”) establishes for all entities, including pass-through entities such as the Funds, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. The Funds have recorded no tax liabilities pursuant to the Interpretation. However, the conclusions regarding the Interpretation may be subject to review and adjustment at a later date based on factors including, but not limited to, further interpretation from FASB, new tax laws, regulations and interpretations thereof. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Each of the Funds’ federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

FEBRUARY 28, 2009        J.P. MORGAN MONEY MARKET FUNDS   39

NOTES TO FINANCIAL STATEMENTS
AS OF FEBRUARY 28, 2009 (continued)

F.  Dividends and Distributions to Shareholders — Dividends from net investment income are declared daily and paid monthly. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed at least annually. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

The following amounts were reclassified within the capital accounts (amounts in thousands):

	Paid-in-capital	Accumulated Undistributed/ (Overdistributed) Net Investment Income	Accumulated Net Realized Gain (Loss) on Investments
Michigan Municipal Money Market Fund	$—	$32	$(32)

The reclassifications for the Fund relate primarily to distribution reclassifications.

3. Fees and Other Transactions with Affiliates

A.  Investment Advisory Fee — Pursuant to separate Amended and Restated Investment Advisory Agreements, J.P. Morgan Investment Management Inc. (“JPMIM”) acts as the investment advisor to the California Municipal Money Market Fund and New York Municipal Money Market Fund and JPMorgan Investment Advisors Inc. (“JPMIA”, and together with JPMIM, each an “Advisor”) acts as the investment advisor to the Michigan Municipal Money Market Fund and Ohio Municipal Money Market Fund. JPMIM is a wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”). JPMIA is an indirect, wholly-owned subsidiary of JPMorgan. The Advisors supervise the investments of each respective Fund and for such services are paid a fee. Each Advisor’s fee is accrued daily and paid monthly based on each Fund’s respective average daily net assets. The annual fee rate for each Fund is 0.08%.

The Funds may invest in one or more money market funds advised by the Advisors or their affiliates. The Advisors, Administrator and Shareholder Servicing Agent reimburse to the Funds an amount sufficient to offset the respective fees each charges to the affiliated money market fund on the Funds’ investment in such affiliated money market fund. A portion of the reimbursement is voluntary.

For the year ended February 28, 2009, the Funds did not invest in any money market funds.

B.  Administration Fee — Pursuant to an Administration Agreement, JPMorgan Funds Management, Inc. (the “Administrator”), an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Funds. In consideration of these services, the Administrator receives a fee computed daily and paid monthly at the annual rate of 0.10% of the first $100 billion of the average daily net assets of all money market funds in the JPMorgan Fund Complex and 0.05% of the average daily net assets in excess of $100 billion of all such funds. For the year ended February 28, 2009, the annual effective rate was 0.07% of each Fund’s average daily net assets.

The Administrator waived Administration fees as outlined in Note 3.F.

J.P. Morgan Investor Services, Co. (“JPMIS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as the Funds’ Sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMIS receives a portion of the fees payable to the Administrator.

C.  Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trusts’ exclusive underwriter and promotes and arranges for the sale of each Fund’s shares.

The Board of Trustees has adopted a Distribution Plan (the “Distribution Plan”) for Morgan, Reserve, and E*Trade Shares of the Funds in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that each Fund shall pay distribution fees, including payments to the Distributor, at annual rates of the average daily net assets as shown in the table below:

	Morgan	Reserve	E*Trade
California Municipal Money Market Fund	0.10%	n/a	0.60%
Michigan Municipal Money Market Fund	0.10	0.25%	n/a
New York Municipal Money Market Fund	0.10	0.25	0.60
Ohio Municipal Money Market Fund	0.10	0.25	n/a

The Distributor waived Distribution fees as outlined in Note 3.F.

40   J.P. MORGAN MONEY MARKET FUNDS        FEBRUARY 28, 2009

D.  Shareholder Servicing Fees — The Trusts, on behalf of the Funds, have entered into a Shareholder Servicing Agreement with the Distributor under which the Distributor provides certain support services to the shareholders. For performing these services, the Distributor receives a fee that is computed daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

	Morgan	Premier	Reserve	E*Trade
California Municipal Money Market Fund	0.35%	n/a	n/a	0.30%
Michigan Municipal Money Market Fund	0.35	0.30%	0.30%	n/a
New York Municipal Money Market Fund	0.35	n/a	0.30	0.30
Ohio Municipal Money Market Fund	0.35	0.30	0.30	n/a

The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds under which the Distributor will pay all or a portion of such fees earned to financial intermediaries for performing such services.

The Distributor waived Shareholder Servicing fees as outlined in Note 3.F.

E.  Custodian and Accounting Fees — JPMorgan Chase Bank, N.A. (“JPMCB”), an affiliate of the Funds, provides portfolio custody and accounting services for the Funds. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in Custodian and accounting fees in the Statements of Operations. The custodian fees may be reduced by credits earned by each Fund, based on uninvested cash balances held by the custodian. Such earnings credits are presented separately in the Statements of Operations.

Interest expense, if any, paid to the custodian related to cash overdrafts is included in Interest expense to affiliates in the Statements of Operations.

F.  Waivers and Reimbursements — The Advisors, Administrator and Distributor have contractually agreed to waive fees and/or reimburse the Funds to the extent that total annual operating expenses (excluding acquired fund fees and expenses, dividend expense related to short sales, interest, taxes, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan and insurance expense related to participation in the U.S. Treasury Department’s Temporary Guarantee Program as described in Note 7) exceed the percentages of the Funds’ respective average daily net assets as shown in the table below:

	Morgan	Premier	Reserve	E*Trade
California Municipal Money Market Fund	0.55%	n/a	n/a	1.00%
Michigan Municipal Money Market Fund	0.59	0.45%	0.70%	n/a
New York Municipal Money Market Fund	0.59	n/a	0.70	1.00
Ohio Municipal Money Market Fund	0.59	0.45	0.70	n/a

The contractual expense limitation agreements were in effect for the year ended February 28, 2009. The expense limitation percentages in the table above are in place until at least June 30, 2009.

For the year ended February 28, 2009, the Funds’ service providers waived fees and/or reimbursed expenses for each of the Funds as follows (amounts in thousands). None of these parties expects the Funds to repay any such waived fees and reimbursed expenses in future years.

	Contractual Waivers
	Administration	Shareholder Servicing	Total
California Municipal Money Market Fund	$98	$680	$778
Michigan Municipal Money Market Fund	10	119	129
New York Municipal Money Market Fund	—	707	707
Ohio Municipal Money Market Fund	3	110	113

	Voluntary Waivers
	Distribution	Total
California Municipal Money Market Fund	$425	$425
New York Municipal Money Market Fund	106	106

G.  Other — Certain officers of the Trusts are affiliated with the Advisors, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.

The Board of Trustees appointed a Chief Compliance Officer to the Funds in accordance with federal securities regulations. Each Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees in the Statements of Operations.

The Trusts adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as a Trustee. The deferred fees are invested in various JPMorgan Funds until distribution in accordance with the Plan.

FEBRUARY 28, 2009        J.P. MORGAN MONEY MARKET FUNDS   41

NOTES TO FINANCIAL STATEMENTS
AS OF FEBRUARY 28, 2009 (continued)

During the year ended February 28, 2009, certain Funds may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Advisors.

The Funds may use related party broker/dealers. For the year ended February 28, 2009, the Funds did not incur any brokerage commissions with broker/dealers affiliated with the Advisors.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments subject to certain conditions.

4. Federal Income Tax Matters

The tax character of distributions paid during the fiscal year ended February 28, 2009 was as follows (amounts in thousands):

	Total Distributions Paid From:
	Ordinary Income	Net Long Term Capital Gains	Tax Exempt Income	Total Distributions Paid
California Municipal Money Market Fund	$—	$—	$10,509	$10,509
Michigan Municipal Money Market Fund	31	1	2,036	2,068
New York Municipal Money Market Fund	78	—	25,086	25,164
Ohio Municipal Money Market Fund	—	—	1,506	1,506

The tax character of distributions paid during the fiscal year ended February 29, 2008 was as follows (amounts in thousands):

	Total Distributions Paid From:
	Ordinary Income	Net Long Term Capital Gains	Tax Exempt Income	Total Distributions Paid
California Municipal Money Market Fund	$228	$67	$27,331	$27,626
Michigan Municipal Money Market Fund	12	1	5,346	5,359
New York Municipal Money Market Fund	345	227	55,595	56,167
Ohio Municipal Money Market Fund	8	—	3,162	3,170

At February 28, 2009, the components of net assets (excluding paid in capital) on a tax basis were as follows (amounts in thousands):

	Current Distributable Ordinary Income	Current Distributable Long-Term Capital Gain or (Tax Basis Capital Loss Carryover)	Current Distributable Tax Exempt Income
California Municipal Money Market Fund	$89	$6	$412
Michigan Municipal Money Market Fund	—	—	68
New York Municipal Money Market Fund	146	19	1,372
Ohio Municipal Money Market Fund	84	—	60

For the Funds, the cumulative timing differences primarily consist of distributions payable and Trustee deferred compensation.

5. Borrowings

The Funds rely upon an exemptive order (“Order”) permitting the establishment and operation of an Interfund Lending Facility (“Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. The Interfund Loan Rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPM II and may be relied upon by the Funds because they are investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

In addition, the Trusts and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the JPMorgan Funds including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 17, 2009.

42   J.P. MORGAN MONEY MARKET FUNDS        FEBRUARY 28, 2009

The Funds had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility at February 28, 2009, or at any time during the year then ended.

Interest expense paid, if any, as a result of borrowings from another fund or from the unsecured, uncommitted credit facility is included in Interest expense to affiliates in the Statements of Operations.

6. Risks, Concentrations and Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against each Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

The Funds invest substantially all of their assets in a diversified portfolio of debt obligations issued by states, territories and possessions of the United States and by the District of Columbia, and by their political subdivisions and duly constituted authorities. The California Municipal Money Market Fund, Michigan Municipal Money Market Fund, New York Municipal Money Market Fund and Ohio Municipal Money Market Fund primarily invest in issuers in the States of California, Michigan, New York and Ohio, respectively. An issuer’s ability to meet its obligation may be affected by economic or political developments in a specific state or region. These debt obligations may be insured by private insurers who guarantee the payment of principal and interest in the event of issuer default. These securities generally have features that preserve their eligibility for investment under Rule 2a-7 under the 1940 Act without relying on the ratings or solvency of such bond insurers. The value of these investments may be impacted by changes to bond insurers’ ratings and a Fund’s ability to collect principal and interest, in the event of an issuer’s default, may be limited if the private insurer does not have the wherewithal to satisfy its obligation.

7. U.S. Treasury’s Guarantee Program

The Funds are eligible to participate in the U.S. Treasury Department’s Temporary Guarantee Program for Money Market Funds (the “Program”). Under the Program, the U.S. Treasury Department (the “Treasury”) guarantees to beneficial shareholders that they will receive one dollar (“stable share price”) for each share held in a participating money market fund as of the close of business on September 19, 2008. The guarantee will be triggered if, after the close of business on September 19, 2008, a participating fund’s per share net asset value falls below 99.5% of the stable share price.

Any increase in the number of shares held in a participating fund after the close of business on September 19, 2008, or an investment in another participating fund after that date, will not be guaranteed. If an investor holds less than the number of shares originally held in a participating fund on September 19, 2008, on the date the guarantee is triggered, only the number of shares held on that later date will be covered. In addition, if an investor closes an account where the shares were held on September 19, 2008, or transfers shares from such an account to a new account after that date, the shares will not be covered.

The Funds participated in the Program for the period September 19, 2008 through December 18, 2008, the Program’s initial expiration date. The Treasury extended the Program through April 30, 2009 and again extended the program through September 18, 2009. The Funds continued to participate in the Program through the extended expiration date of April 30, 2009 and will continue to participate in the Program through the extended expiration date of September 18, 2009.

Fees associated with the Program are based on a Fund’s shares outstanding as of September 19, 2008 (“initial shares outstanding”). Each of the Funds participating in the Program paid the Treasury a fee of 0.01% of initial shares outstanding for the period September 19, 2008, through December 18, 2008, and 0.015% of initial shares outstanding for the period December 19, 2008 through April 30, 2009. For the period May 1, 2009 through September 18, 2009, each of the Funds will pay a fee of 0.015% of initial shares outstanding.

Fees are recorded in Insurance expense on the Statements of Operations. This expense is borne by the Funds without regard to any expense limitation currently in effect for the Funds. All shareholders of each Fund will bear this cost without regard to the extent of their coverage under the Program.

8. Legal Matters

Prior to becoming an affiliate of JPMorgan, on June 29, 2004, Banc One Investment Advisors Corporation (“BOIA”), now known as JPMIA, entered into agreements with the SEC and the New York Attorney General (“NYAG”) in resolution of investigations conducted by the SEC and the NYAG into market timing of certain funds advised by BOIA which were series of One Group Mutual Funds, possible late trading of certain funds and related matters. In its settlement with the SEC, BOIA consented to the entry of an order by the SEC (the “SEC Order”) instituting and settling administrative and cease-and-desist proceedings against it. Under the terms of the SEC Order and the NYAG settlement agreement, BOIA agreed to pay disgorgement of $10 million and a civil money penalty of $40 million for a total payment of $50 million, which is being distributed to certain current and former shareholders of certain funds. Pursuant to the settlement agreement with the NYAG, BOIA reduced its management fee for certain funds which were series of One Group Mutual Funds (now known as JPM II) in the aggregate amount of approximately $8 million annually over a five-year period commencing September, 2004.

FEBRUARY 28, 2009        J.P. MORGAN MONEY MARKET FUNDS   43

NOTES TO FINANCIAL STATEMENTS
AS OF FEBRUARY 28, 2009 (continued)

In addition to the matters involving the SEC and NYAG, various lawsuits were filed by private plaintiffs in connection with these circumstances in various state and federal courts. These actions were transferred to the United States District Court for the District of Maryland for coordinated or consolidated pretrial proceedings by the orders of the Judicial Panel on Multidistrict Litigation, a federal judicial body that assists in the administration of such actions. The plaintiffs filed consolidated amended complaints, naming as defendants, among others, BOIA, Bank One Corporation and JPMorgan (the former and current corporate parent of BOIA), the Distributor, One Group Services Company (the former distributor of One Group Mutual Funds), certain officers of One Group Mutual Funds and BOIA, and certain current and former Trustees of One Group Mutual Funds. These complaints alleged, among other things, that various defendants (i) violated various antifraud and other provisions of federal securities laws, (ii) breached their fiduciary duties, (iii) unjustly enriched themselves, (iv) breached Fund-related contracts, and (v) conspired to commit unlawful acts.

As of June 14, 2006, all claims against One Group Mutual Funds and current and former trustees were dismissed by the United States District Court in Maryland. Certain claims against BOIA and its affiliates have also been dismissed, and a settlement in principle has been reached for the purpose of resolving all remaining claims in the litigation in Maryland. The settlement is subject to court approval.

The Funds will be reimbursed for all costs associated with these matters to ensure that they incur no expense as it relates to the matters described above. A portion of these reimbursements may be from related parties.

44   J.P. MORGAN MONEY MARKET FUNDS        FEBRUARY 28, 2009

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of JPMorgan Trust I and JPMorgan Trust II and the Shareholders of
JPMorgan Michigan Municipal Money Market Fund, JPMorgan Ohio Municipal Money Market Fund,
JPMorgan California Municipal Money Market Fund and JPMorgan New York Municipal Money Market Fund:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of JPMorgan California Municipal Money Market Fund and JPMorgan New York Municipal Money Market Fund (each a separate fund of JPMorgan Trust I) and JPMorgan Michigan Municipal Money Market Fund and JPMorgan Ohio Municipal Money Market Fund (each a separate fund of JPMorgan Trust II) (hereafter collectively referred to as the “Funds”) at February 28, 2009, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2009 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
April 28, 2009

FEBRUARY 28, 2009        J.P. MORGAN MONEY MARKET FUNDS   45

TRUSTEES
(Unaudited)

The Funds’ Statement of Additional Information includes additional information about the Funds’ Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the JPMorgan Funds’ website at www.jpmorganfunds.com.

Name (Year of Birth); Positions With the Funds (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex
Independent Trustees
William J. Armstrong (1941); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 1987.	Retired; CFO and Consultant, EduNeering, Inc. (internet business education supplier) (2000–2001); Vice President and Treasurer, Ingersoll–Rand Company (manufacturer of industrial equipment) (1972–2000).	138	None.
John F. Finn (1947); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1998.	President and Chief Executive Officer, Gardner, Inc. (wholesale distributor to outdoor power equipment industry) (1979–present).	138	Director, Cardinal Health, Inc. (CAH) (1994–present); Chairman, Greif, Inc. (GEF) (packaging manufacturer) (2007–present).
Dr. Matthew Goldstein (1941); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 2003.	Chancellor, City University of New York (1999–present); President, Adelphi University (New York) (1998–1999).	138	Director, Bronx-Lebanon Hospital Center; Director, United Way of New York City (2002–present).
Robert J. Higgins (1945); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 2002.	Retired; Director of Administration of the State of Rhode Island (2003–2004); President — Consumer Banking and Investment Services, Fleet Boston Financial (1971–2001).	138	None.
Peter C. Marshall (1942); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1985.	Self-employed business consultant (2000–present); Senior Vice President, W.D. Hoard, Inc. (corporate parent of DCI Marketing, Inc.) (2000–2002); President, DCI Marketing, Inc. (1992–2000).	138	Director, Center for Deaf and Hard of Hearing (1990–present).
Marilyn McCoy* (1948); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1999.	Vice President of Administration and Planning, Northwestern University (1985–present).	138	Trustee, Carleton College (2003–present).
William G. Morton, Jr. (1937); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 2003.	Retired; Chairman Emeritus (2001–2002), and Chairman and Chief Executive Officer, Boston Stock Exchange (1985–2001).	138	Trustee, Stratton Mountain School (2001–present)

46   J.P. MORGAN MONEY MARKET FUNDS        FEBRUARY 28, 2009

Name (Year of Birth); Positions With the Funds (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex
Independent Trustees
Robert A. Oden, Jr. (1946); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1997.	President, Carleton College (2002–present); President, Kenyon College (1995–2002).	138	Trustee, American University in Cairo (1999–present); Trustee, Carleton College (2002–present).
Fergus Reid, III (1932); Trustee of Trust (Chairman) since 2005; Trustee (Chairman) of heritage JPMorgan Funds since 1987.	Chairman, Joe Pietryka, Inc. (formerly Lumelite Corporation) (plastics manufacturing) (2003–present); Chairman and Chief Executive Officer, Lumelite Corporation (1985–2002).	138	Trustee, Morgan Stanley Funds (164 portfolios) (1992–present).
Frederick W. Ruebeck (1939); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1994.	Advisor, Jerome P. Green & Associates, LLC (broker-dealer) (2000–present); Chief Investment Officer, Wabash College (2004–present); self-employed consultant (2000–present); Director of Investments, Eli Lilly and Company (pharmaceuticals) (1988–1999).	138	Trustee, Wabash College (1988–present); Chairman, Indianapolis Symphony Orchestra Foundation (1994–present).
James J. Schonbachler (1943); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 2001.	Retired; Managing Director of Bankers Trust Company (financial services) (1968–1998).	138	None.
Interested Trustees
Frankie D. Hughes** (1952), Trustee of Trust since 2008.	Principal and Chief Investment Officer, Hughes Capital Management, Inc. (fixed income asset management) (1993–present).	138	None.
Leonard M. Spalding, Jr.*** (1935); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 1998.	Retired; Chief Executive Officer, Chase Mutual Funds (investment company) (1989–1998); President and Chief Executive Officer, Vista Capital Management (investment management) (1990–1998); Chief Investment Executive, Chase Manhattan Private Bank (investment management) (1990–1998).	138
Director, Glenview Trust Company, LLC (2001–present); Trustee, St. Catherine College (1998–present); Trustee, Bellarmine University (2000–present); Director, Springfield-Washington County Economic Development Authority (1997–present); Trustee, Catholic Education Foundation (2005–present).

(1)	Each Trustee serves for an indefinite term, subject to the Trust’s current retirement policy, which is age 75 for all Trustees, except Mr. Reid for whom it is age 78.

(2)	A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The JPMorgan Funds Complex for which the Board of Trustees serves currently includes eight registered investment companies (138 funds).

*	Ms. McCoy has served as Vice President of Administration and Planning for Northwestern University since 1985. William M. Daley, Head of Corporate Responsibility for JPMorgan Chase & Co., has served as a member of the Board of Trustees of Northwestern University since 2005. The Funds’ investment adviser is a wholly-owned subsidiary of JPMorgan Chase & Co.

**	Ms. Hughes is treated as an “interested person” based on the portfolio holdings of clients of Hughes Capital Management, Inc.

***	Mr. Spalding is treated as an “interested person” due to his ownership of JPMorgan Chase stock.

The contact address for each of the Trustees is 245 Park Avenue, New York, NY 10167.

FEBRUARY 28, 2009        J.P. MORGAN MONEY MARKET FUNDS   47

OFFICERS
(Unaudited)

Name (Year of Birth), Positions Held with the Trust (Since)	Principal Occupations During Past 5 Years
George C.W. Gatch (1962), President (2005)
Managing Director, J.P. Morgan Investment Management Inc.; Director and President, JPMorgan Distribution Services, Inc. and JPMorgan Funds Management, Inc. since 2005. Mr. Gatch is CEO and President of the JPMorgan Funds. Mr. Gatch has been an employee of JPMorgan since 1986 and has held positions such as President and CEO of DKB Morgan, a Japanese mutual fund company, which was a joint venture between J.P. Morgan and Dai-Ichi Kangyo Bank, as well as positions in business management, marketing, and sales.

Robert L. Young (1963), Senior Vice President (2005)*
Director and Vice President, JPMorgan Distribution Services, Inc. and JPMorgan Funds Management, Inc.; Chief Operating Officer, JPMorgan Funds since 2005, and One Group Mutual Funds from 2001 until 2005. Mr. Young was Vice President and Treasurer, JPMorgan Funds Management, Inc. (formerly One Group Administrative Services), and Vice President and Treasurer, JPMorgan Distribution Services, Inc. (formerly One Group Dealer Services, Inc.) from 1999 to 2005.

Patricia A. Maleski (1960), Vice President and Chief Administrative Officer (2005), Treasurer and Principal Financial Officer (2008)	Managing Director, JPMorgan Funds Management, Inc.; Head of Funds Administration and Board Liaison, JPMorgan Funds. Ms. Maleski has been with JPMorgan Chase & Co. since 2001.
Frank J. Nasta (1964), Secretary (2008)
Managing Director and Associate General Counsel, JPMorgan Chase since 2008; Previously, Director, Managing Director, General Counsel and Corporate Secretary, J & W Seligman & Co. Incorporated; Secretary of each of the investment companies of the Seligman Group of Funds and Seligman Data Corp.; Director and Corporate Secretary, Seligman Advisors, Inc. and Seligman Services, Inc.

Stephen M. Ungerman (1953), Chief Compliance Officer (2005)	Managing Director, JPMorgan Chase & Co.; Mr. Ungerman was head of Fund Administration — Pooled Vehicles from 2000 to 2004. Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.
Paul L. Gulinello (1950), AML Compliance Officer (2005)
Vice President and Anti Money Laundering Compliance Officer for JPMorgan Asset Management Americas, additionally responsible for personal trading and compliance testing since 2004; Treasury Services Operating Risk Management and Compliance Executive supporting all JPMorgan Treasury Services business units from July 2000 to 2004.

Michael J. Tansley (1964), Controller (2008)
Vice President, JPMorgan Funds Management, Inc. since July 2008; prior to joining JPMorgan Chase, Mr. Tansley worked for General Electric, as Global eFinance Leader in GE Money from 2004 through 2008 and Vice President and Controller of GE Asset Management from 1998.

Elizabeth A. Davin (1964), Assistant Secretary (2008)*
Vice President and Assistant General Counsel, JPMorgan Chase since 2005; Senior Counsel, JPMorgan Chase (formerly Bank One Corporation) from 2004 to 2005; Assistant General Counsel and Associate General Counsel and Vice President, Gartmore Global Investments, Inc. from 1999 to 2004.

Jessica K. Ditullio (1962), Assistant Secretary (2005)*	Vice President and Assistant General Counsel, JPMorgan Chase since 2005; Ms. Ditullio has served as an attorney with various titles for JPMorgan Chase (formerly Bank One Corporation) since 1990.
John T. Fitzgerald (1975), Assistant Secretary (2008)	Vice President and Assistant General Counsel, JPMorgan Chase since 2005; Associate, Willkie Farr & Gallagher LLP (law firm) from 2002 to 2005.
Brian L. Duncan (1965), Assistant Treasurer (2008)*
Vice President, JPMorgan Funds Management, Inc. since June 2007; prior to joining JPMorgan Chase, Mr. Duncan worked for Penn Treaty American Corporation as Vice President and Controller from 2004 through 2007 and Assistant Vice President of Financial Reporting from 2003–2004.

Jeffrey D. House (1972), Assistant Treasurer (2006)*	Vice President, JPMorgan Funds Management, Inc. since July 2006; formerly, Senior Manager of Financial Services of BISYS Fund Services, Inc. from December 1995 until July 2006.
Laura S. Melman (1966), Assistant Treasurer (2006)	Vice President, JPMorgan Funds Management, Inc. since August, 2006, responsible for Taxation; Vice President of Structured Products at The Bank of New York Co., Inc. from 2001 until 2006.
Francesco Tango (1971), Assistant Treasurer (2007)	Vice President, JPMorgan Funds Management, Inc. since January 2003: Associate, JPMorgan Funds Management, Inc. since 1999.

The contact address for each of the officers, unless otherwise noted, is 245 Park Avenue, New York, NY 10167.

*	The contact address for the officer is 1111 Polaris Parkway, Columbus, OH 43240.

48   J.P. MORGAN MONEY MARKET FUNDS        FEBRUARY 28, 2009

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees and (2) ongoing costs, including investment advisory, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in the Class at September 1, 2008, and continued to hold your shares at the end of the reporting period, February 28, 2009.

Actual Expenses

For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value, September 1, 2008	Ending Account Value, February 28, 2009	Expenses Paid During September 1, 2008 to February 28, 2009*	Annualized Expense Ratio
California Municipal Money Market Fund
Morgan
Actual	$1,000.00	$1,005.50	$2.93	0.59%
Hypothetical	1,000.00	1,021.87	2.96	0.59
E*Trade
Actual	1,000.00	1,003.90	4.52	0.91
Hypothetical	1,000.00	1,020.28	4.56	0.91

Michigan Municipal Money Market Fund
Morgan
Actual	1,000.00	1,006.60	3.13	0.63
Hypothetical	1,000.00	1,021.67	3.16	0.63
Premier
Actual	1,000.00	1,007.30	2.44	0.49
Hypothetical	1,000.00	1,022.36	2.46	0.49
Reserve
Actual	1,000.00	1,006.10	3.68	0.74
Hypothetical	1,000.00	1,021.12	3.71	0.74

FEBRUARY 28, 2009        J.P. MORGAN MONEY MARKET FUNDS   49

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited) (continued)

Hypothetical $1,000 Investment

	Beginning Account Value, September 1, 2008	Ending Account Value, February 28, 2009	Expenses Paid During September 1, 2008 to February 28, 2009*	Annualized Expense Ratio
New York Municipal Money Market Fund
Morgan
Actual	$1,000.00	$1,005.40	$3.13	0.63%
Hypothetical	1,000.00	1,021.67	3.16	0.63
Reserve
Actual	1,000.00	1,004.80	3.63	0.73
Hypothetical	1,000.00	1,021.17	3.66	0.73
E*Trade
Actual	1,000.00	1,003.70	4.77	0.96
Hypothetical	1,000.00	1,020.03	4.81	0.96

Ohio Municipal Money Market Fund
Morgan
Actual	1,000.00	1,006.10	3.08	0.62
Hypothetical	1,000.00	1,021.72	3.11	0.62
Premier
Actual	1,000.00	1,006.80	2.44	0.49
Hypothetical	1,000.00	1,022.36	2.46	0.49
Reserve
Actual	1,000.00	1,005.60	3.68	0.74
Hypothetical	1,000.00	1,021.12	3.71	0.74

*	Expenses are equal to the Funds’ annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

50   J.P. MORGAN MONEY MARKET FUNDS        FEBRUARY 28, 2009

TAX LETTER
(Unaudited)

Certain tax information for the Funds is required to be provided to shareholders based upon the Funds’ income and distributions for the taxable year ended February 28, 2009. The information and distributions reported in this letter may differ from the information and taxable distributions reported to the shareholders for the calendar year ending December 31, 2009. The information necessary to complete your income tax returns for the calendar year ending December 31, 2009 will be received under separate cover.

Tax-Exempt Income

The following represents the percentage of distributions paid from net investment income that are exempt from federal income tax for the fiscal year ended February 28, 2009:

Exempt Distributions Paid
California Municipal Money Market Fund	100.00%
Michigan Municipal Money Market Fund	100.00
New York Municipal Money Market Fund	99.66
Ohio Municipal Money Market Fund	100.00

Long Term Capital Gain Designation — 15%

Each Fund hereby designates the following amount as long-term capital gain distributions for the purpose of the dividend paid deduction on its respective tax return for the fiscal year ended February 28, 2009 (amounts in thousands):

Long-Term Capital Gain Distribution
California Municipal Money Market Fund	$6
Michigan Municipal Money Market Fund	1
New York Municipal Money Market Fund	19

FEBRUARY 28, 2009        J.P. MORGAN MONEY MARKET FUNDS   51

THIS PAGE IS INTENTIONALLY LEFT BLANK

JPMorgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Funds Distribution Services at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the JPMorgan Funds’ website at www.jpmorganfunds.com.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s holdings is available in the Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and a description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Advisor. A copy of the Funds’ voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. The Funds’ proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

© JPMorgan Chase & Co., 2009 All rights reserved. February 2009.	AN-MMKTST-209

Annual Report

J.P. Morgan Tax Free Funds

February 28, 2009

JPMorgan California Tax Free Bond Fund
JPMorgan Intermediate Tax Free Bond Fund
JPMorgan New York Tax Free Bond Fund

CONTENTS

President’s Letter	1
Fund Commentaries:
JPMorgan California Tax Free Bond Fund	2
JPMorgan Intermediate Tax Free Bond Fund	4
JPMorgan New York Tax Free Bond Fund	6
Schedules of Portfolio Investments	8
Financial Statements	40
Financial Highlights	50
Notes to Financial Statements	56
Report of Independent Registered Public Accounting Firm	64
Trustees	65
Officers	67
Schedule of Shareholder Expenses	68
Tax Letter	70

Investments in a Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on current market conditions and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Funds’ prospectus for a discussion of the Funds’ investment objectives, strategies and risks. Call JPMorgan Funds Service Center at (800) 480-4111 for a prospectus containing more complete information about a Fund including management fees and other expenses. Please read it carefully before investing.

PRESIDENT’S LETTER
MARCH 20, 2009 (Unaudited)

Dear Shareholder:

Just when some may have hoped that the arrival of spring would carry with it the promise of an early economic recovery, daily headlines remind us that we are still experiencing the chill of an extraordinary financial crisis having a significant impact on the real economy. Dismal unemployment reports, continued pressure on housing markets, and declines in gross domestic product presented a number of risks to our economy. Although there were a few modest signs of recovery, we have a long way to go before we fully emerge from this crisis.

“While it’s difficult to provide much evidence that the financial markets and the economy are stabilizing, some financial stresses that originally triggered this economic slide have abated somewhat.”

The federal government acted boldly to jump start our economy by passing a broad monetary stimulus package, but it is likely that additional measures, including actions to increase the transparency of financial losses and to remove toxic assets from banks’ balance sheets, will be necessary to move closer to recovery. As investor Warren Buffet remarked recently, “We’re in an economic war, and we’ve got to focus all of our resources to win it.”

While it’s difficult to provide much evidence that the financial markets and the economy are stabilizing, some financial stresses that originally triggered this economic slide have abated somewhat. For example, although the stock market is down very sharply from the start of 2009, volatility — while still double its normal levels — is about half as intense as it was three months after the Lehman Brothers collapse. Thanks in part to intensive government intervention, the spread between LIBOR and Treasury rates has narrowed, showing a measure of increased confidence among market participants. There were other signs of improvement in the commercial paper and credit markets.

Government bond buying pushes yields even lower

In an effort to lower long-term interest rates, the Federal Reserve (Fed) announced plans to buy an additional $750 billion in agency mortgage-backed securities, $100 billion in agency debt and, most notably, $300 billion in longer-term U.S. Treasury bonds. In response, the yield on 10-year Treasuries fell to 2.51% from above 3% the day before — the biggest one-day decline since the 1987 stock market crash.

Prior to the Fed’s announcement, U.S. Treasuries had already begun to lose some of their luster, due mainly to rising supply and a modest, yet gathering enthusiasm for non-government fixed income securities. For the year-to-date period ended February 28, 2009, U.S. Treasury bonds lost 3.43%, after gaining 13.74% last year. From December 31, 2008 to February 28, 2009, they underperformed U.S. mortgage-backed securities, which returned 0.77%, and municipal bonds, with a return of 4.21%. As of February 28, the 30-year Treasury bond closed at 3.71%, the 10-year Treasury bond closed at 3.02%, and the 3-year note closed at 1.40%.

Equity indexes continue to tumble

U.S. equities continued their record of substantial declines for the 12-months ended February 28, 2009. Among U.S. benchmarks, the Dow Jones Industrial Average, the S&P 500 Index and NASDAQ Composite Index returned –41%, –43% and –39% for the same period, respectively. According to the Russell Indexes, mid-cap stocks underperformed their small and large-cap stock counterparts (–47%, compared to –44% and –42% for large and small caps, respectively), while value equities fell more than their growth peers across all capitalization categories.

A disciplined approach to investing

Despite market volatility, we remain committed to our goal of reducing portfolio risk through our investment approach that emphasizes style purity, informed and disciplined security selection, and diversification. Above all, we seek investments that we expect to “behave” as anticipated within your broader portfolios.

While it may be tempting to leave your account statements unopened, I would encourage you to take a good, hard look at your asset allocation to ensure that it provides an appropriate level of risk exposure with respect to your financial goals. Your financial advisor can help you assess your risk tolerance and ensure that your portfolio is appropriately diversified among stocks, bonds, cash and other investments and offers the stability to withstand volatile market conditions.

On behalf of everyone at J.P. Morgan Asset Management, thank you for your continued confidence and trust. We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch
President and CEO
J.P. Morgan Funds

FEBRUARY 28, 2009        J.P. MORGAN TAX FREE FUNDS   1

JPMorgan California Tax Free Bond Fund

FUND COMMENTARY
AS OF FEBRUARY 28, 2009 (Unaudited)

FUND FACTS

Fund Inception	December 23, 1996
Fiscal Year End	Last day of February
Net Assets as of 2/28/2009 (In Thousands)	$167,666
Primary Benchmark	Barclays Capital California Competitive Intermediate Bond (1–17 Year) Index (formerly Lehman Brothers California Competitive Intermediate Bond (1–17 Year) Index)
Average Credit Quality	AA3/A1
Duration	6.1 Years

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan California Tax Free Bond Fund, which seeks to provide high after-tax total return for California residents consistent with moderate risk of capital,* returned 5.68%** (Institutional Class Shares) for the 12 months ended February 28, 2009, compared to the 6.20% return for the Barclays Capital California Competitive Intermediate (1–17 Year) Index (formerly Lehman Brothers California Competitive Intermediate (1–17 Year) Index) for the same period.

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	The Fund underperformed its benchmark. The municipal market began the period on the upswing, rebounding from a historic interest rate rise in response to the failed auctions of adjustable-rate securities in February 2008. The sharp rally was immediately followed by a period of stable interest rates and credit spreads, as the economy slowly moderated and the Federal Reserve (Fed) held monetary policy steady. This calm abruptly ended late in the third quarter, as another round of turbulence in the financial sector surfaced. Market liquidity dramatically contracted and interest rates again surged upward. In addition, a flight-to-quality mentality re-emerged, and credit spreads widened once more. The Fed tempered the situation by cutting rates three times in the remainder of 2008. These moves placated the fixed income markets as rates stabilized, then slowly migrated downward for the rest of the period. The net results of these developments included lower interest rates, a yield curve steepening to near historic levels and wider credit spreads. (The yield curve is a curve that shows the relationship between yields and maturity dates for a set of similar bonds, usually Treasuries, at a given point in time). These market conditions and events impacted the Fund’s performance.

Underperformance for the period was primarily due to its high-yield holdings in areas such as healthcare, tobacco and gas purchase holdings, which are bonds used by municipalities to finance prepayments of future gas purchases. These securities came under pressure, as credit spreads widened during flight-to-quality intervals throughout the year. Generally, when credit spreads of a particular group of securities widen, prices fall, yields increase and total returns decline relative to comparable-duration U.S. Treasuries.

On a positive side, the Fund’s longer-than-benchmark duration (price sensitivity of a debt security or a portfolio of debt securities to relative changes in the interest rates) contributed to performance. In particular, holdings in the four- to 12-year maturity sector benefited from the drop in rates and the steepening of the yield curve.

Q:	HOW WAS THE FUND MANAGED?

A:	We moved to a slightly more aggressive interest rate strategy relative to the benchmark, extending the Fund’s duration to 6.07 years from 5.50 years. In comparison, the benchmark’s duration moved to 5.82 years from 5.55 years.

We also continued to favor high-quality, intermediate-term securities in light of the weak and uncertain economic environment. Given the Fund’s single-state nature, we held investments in most market sectors. Nevertheless, we remained very cautious about the corporate-related sector in this market environment.

CREDIT QUALITY ALLOCATIONS AT FEBRUARY 28, 2009***

AAA	19.5%
AA	31.6
A	36.9
BAA	10.1
Not Rated	1.9

*	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

**	The return shown is based on the net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

***	Percentages indicated are based upon total investments as of February 28, 2009. The Fund’s composition is subject to change.

2   J.P. MORGAN TAX FREE FUNDS        FEBRUARY 28, 2009

AVERAGE ANNUAL TOTAL RETURNS AS OF FEBRUARY 28, 2009

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	9/10/01
Without Sales Charge		5.49%	2.61%	3.89%
With Sales Charge*		1.56	1.83	3.50
CLASS C SHARES	2/19/05
Without CDSC		4.93	2.14	3.65
With CDSC**		3.93	2.14	3.65
SELECT CLASS SHARES	4/21/97	5.65	2.62	3.88
INSTITUTIONAL CLASS SHARES	12/23/96	5.68	2.75	4.05

*	Sales Charge for Class A Shares is 3.75%.

**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (2/28/99 TO 2/28/09)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date, month-end performance information please call 1-800-480-4111.

Returns for Class A Shares prior to their inception date are based on the performance of the Select Class Shares. The actual returns of Class A Shares would have been different than shown because Class A Shares have different expenses than Select Shares.

Returns for Class C Shares prior to their inception date are based on the performance of Class A Shares. The actual returns of Class C Shares would have been lower than shown because Class C Shares have higher expenses than Class A Shares.

The graph illustrates comparative performance for $3,000,000 invested in Institutional Class Shares of the JPMorgan California Tax Free Bond Fund, Barclays Capital California Competitive Intermediate Bond (1–17 Year) Index and Lipper California Intermediate Municipal Debt Funds Index from February 28, 1999 to February 28, 2009. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the Barclays Capital California Competitive Intermediate Bond (1–17 Year) Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper California Intermediate Municipal Debt Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The Barclays Capital California Competitive Intermediate Bond (1–17 Year) Index is used as a representation of California municipal securities with maturities from 1 to 17 years. The Lipper California Intermediate Municipal Debt Funds Index is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Capital gains distributions are subject to federal income tax; a portion of the Fund’s income distributions may be subject to the Alternative Minimum Tax and some investors may be subject to certain state and local taxes.

Institutional Class Shares have a $3,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

FEBRUARY 28, 2009        J.P. MORGAN TAX FREE FUNDS   3

JPMorgan Intermediate Tax Free Bond Fund

FUND COMMENTARY
AS OF FEBRUARY 28, 2009 (Unaudited)

FUND FACTS

Fund Inception	January 1, 1997
Fiscal Year End	Last day of February
Net Assets as of 2/28/2009 (In Thousands)	$4,278,651
Primary Benchmark	Barclays Capital Competitive Intermediate (1–17 Year) Maturities Index (formerly Lehman Brothers Competitive Intermediate (1–17 Year) Maturities Index)
Average Credit Quality	AA3/A1
Duration	5.1 Years

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan Intermediate Tax Free Bond Fund, which seeks to provide monthly dividends, which are excluded from gross income, and to protect the value of your investment by investing primarily in municipal obligations,* returned 6.20%** (Select Class Shares) for the 12 months ended February 28, 2009, compared to the 7.04% return for the Barclays Competitive Intermediate (1–17 Year) Maturities Index (formerly Lehman Brothers Competitive Intermediate (1–17 Year) Maturities Index) for the same period. For purposes of the Fund’s investment objective, “gross income” means gross income for federal tax purposes.

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	The Fund underperformed its benchmark for the period, which was characterized by a dramatic widening of credit spreads in the municipal market. Short-term rates fell faster than long-term rates, resulting in a much steeper municipal yield curve (a curve that shows the relationship between yields and maturity dates for a set of similar bonds, usually Treasuries, at a given point in time). Generally, when credit spreads of a particular group of securities widen, prices fall, yields increase and total returns decline relative to comparable-duration U.S. Treasuries. Meanwhile the global economic crisis pushed credit spreads to historically wide levels. These market conditions and events impacted the Fund’s performance. The Fund’s yield was below average due to its overweight in high-quality securities, which hindered performance. However, we maintained this strategy to protect the Fund’s total return in a very volatile environment.

On the positive side, an overweight in high-quality paper contributed to performance on a total return basis (yield plus price). The Fund’s yield curve strategy also aided results. We underweighted the long end of the curve, which was an effective strategy as the yield curve steepened. In addition, an underweight in California and New York paper helped returns.

Q:	HOW WAS THE FUND MANAGED?

A:	We maintained a slight underweight in the long end of the yield curve, which aided performance relative to the benchmark. We also maintained an underweight in California due to our belief that the deteriorating economy would have an adverse impact on the state. Credit spreads on California-issued securities continued to widen toward the end of the period. We continued to add zero-coupon securities and some AA-rated hospital paper during the market sell-off. Although these securities added yield, credit spreads widened toward the end of the period. In addition, we increased the Fund’s position in high-coupon callable bonds, which performed well due to the ability of municipalities to refinance their debt at lower rates. We focused new purchases in the 10- to 15-year part of the yield curve. As is consistent with our tax-advantaged strategy, we maintained relatively low exposure to securities subject to the alternative minimum tax.

CREDIT QUALITY ALLOCATIONS AT FEBRUARY 28, 2009***

AAA	39.4%
AA	28.0
A	19.5
BAA	5.2
Not Rated	7.9

*	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

**	The return shown is based on the net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

***	Percentages indicated are based upon total investments as of February 28, 2009. The Fund’s composition is subject to change.

4   J.P. MORGAN TAX FREE FUNDS        FEBRUARY 28, 2009

AVERAGE ANNUAL TOTAL RETURNS AS OF FEBRUARY 28, 2009

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	12/31/03
Without Sales Charge		6.08%	2.97%	4.17%
With Sales Charge*		2.11	2.18	3.77
CLASS B SHARES	12/31/03
Without CDSC		5.25	1.98	3.66
With CDSC**		0.25	1.61	3.66
CLASS C SHARES	12/31/03
Without CDSC		5.32	1.99	3.65
With CDSC***		4.32	1.99	3.65
SELECT CLASS SHARES	1/1/97	6.20	2.91	4.13
INSTITUTIONAL CLASS SHARES	9/10/01	6.31	2.99	4.22

*	Sales Charge for Class A Shares is 3.75%.

**	Assumes 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.

***	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (2/28/99 TO 2/28/09)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class A, Class B, Class C and Institutional Class Shares prior to their inception dates are based on the performance of the Select Class Shares. The actual returns of Class A, Class B and Class C Shares would have been lower than shown because Class A, Class B and Class C Shares have higher expenses than Select Class Shares. The actual returns of Institutional Class Shares would have been different than shown because Institutional Class Shares have different expenses than Select Class Shares.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Intermediate Tax Free Bond Fund, Barclays Capital Competitive Intermediate (1–17 Year) Maturities Index and Lipper Intermediate Municipal Debt Funds Index from February 28, 1999 to February 28, 2009. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the Barclays Capital Competitive Intermediate (1–17 Year) Maturities Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Intermediate Municipal Debt Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The Barclays Capital Competitive Intermediate (1–17 year) Maturities Index represents the performance of municipal bonds with maturities from 1 to 17 years. The Lipper Intermediate Municipal Debt Funds Index is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Capital gains distributions are subject to federal income tax; a portion of the Fund’s income distributions may be subject to the Alternative Minimum Tax and some investors may be subject to certain state and local taxes.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

FEBRUARY 28, 2009        J.P. MORGAN TAX FREE FUNDS   5

JPMorgan New York Tax Free Bond Fund

FUND COMMENTARY
AS OF FEBRUARY 28, 2009 (Unaudited)

FUND FACTS

Fund Inception	January 1, 1997
Fiscal Year End	Last day of February
Net Assets as of 2/28/2009 (In Thousands)	$706,662
Primary Benchmark	Barclays Capital New York Competitive Intermediate (1–17 Year) Maturities Index (formerly Lehman Brothers New York Competitive Intermediate (1–17 Year) Maturities Index)
Average Credit Quality	AA3/A1
Duration	5.2 Years

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan New York Tax Free Bond Fund, which seeks to provide monthly dividends that are excluded from gross income for federal income tax purposes and are exempt from New York State and New York City personal income taxes and also seeks to protect the value of your investment,* returned 6.31%** (Select Class Shares) for the 12 months ended February 28, 2009, compared to the 6.80% return for the Barclays Capital New York Competitive Intermediate (1–17 Year) Maturities Index (formerly Lehman Brothers New York Competitive Intermediate (1–17 Year) Maturities Index) for the same period.

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	The Fund underperformed its benchmark. The municipal market began the period on the upswing, rebounding from a historic interest rate rise in response to the failed auctions of adjustable-rate securities in February 2008. The sharp rally was immediately followed by a period of stable interest rates and credit spreads, as the economy slowly moderated and the Federal Reserve (Fed) held monetary policy steady. Generally, when credit spreads of a particular group of securities widen, prices fall, yields increase and total returns decline relative to comparable-duration U.S. Treasuries. This calm abruptly ended late in the third quarter, as another round of turbulence in the financial sector surfaced. Market liquidity dramatically contracted, and interest rates again surged upward. In addition, a flight-to-quality mentality re-emerged, and credit spreads widened once more. The Fed tempered the situation by cutting rates three times in the remainder of 2008. These moves placated the fixed income markets as rates stabilized, then slowly migrated downward for the rest of the period. The net results of these developments included lower interest rates, a yield curve steepening to near historic levels and wider credit spreads. (The yield curve is a curve that shows the relationship between yields and maturity dates for a set of similar bonds, usually Treasuries, at a given point in time). These market conditions and events impacted the Fund’s performance.

Underperformance for the period was due primarily to the Fund’s duration (price sensitivity of a debt security or a portfolio of debt securities to relative changes in the interest rates). Although we lengthened this duration, its interest-rate sensitivity remained shorter than that of the benchmark, as interest rates migrated downward during the year. Portfolios with longer durations typically experience greater price appreciation when rates decline.

On the positive side, higher-quality holdings contributed to the performance. In particular, escrowed-to-maturity and pre-refunded securities, as well as highly rated general obligation and essential service bonds buoyed results. These high-quality assets performed well, as credit spreads widened during flight-to-quality bouts.

Q:	HOW WAS THE FUND MANAGED?

A:	We maintained a slightly defensive interest rate strategy relative to the benchmark, extending the Fund’s duration to 5.21 years from 4.96 years. Nevertheless, the Fund’s duration remained shorter than that of its benchmark which extended to 5.86 years from 5.45 years over the period.

We also continued to favor high-quality, intermediate-term securities in light of the weak and uncertain economic environment. Given the Fund’s single-state nature, we held investments in most market sectors. Nevertheless, we remained very cautious about the corporate-related sector in this economic environment. We also continued to manage the Fund with shareholders’ tax status in mind, and the number of holdings subject to the alternative minimum tax remained relatively small.

CREDIT QUALITY ALLOCATIONS AT FEBRUARY 28, 2009***

AAA	29.3%
AA	36.3
A	20.8
BAA	8.5
Not Rated	5.1

*	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

**	The return shown is based on the net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

***	Percentages indicated are based upon total investments as of February 28, 2009. The Fund’s composition is subject to change.

6   J.P. MORGAN TAX FREE FUNDS        FEBRUARY 28, 2009

AVERAGE ANNUAL TOTAL RETURNS AS OF FEBRUARY 28, 2009

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	2/16/01
Without Sales Charge		6.25%	2.61%	3.92%
With Sales Charge*		2.25	1.84	3.53
CLASS B SHARES	2/16/01
Without CDSC		5.48	1.87	3.30
With CDSC**		0.48	1.49	3.30
CLASS C SHARES	1/31/03
Without CDSC		5.47	1.86	3.28
With CDSC***		4.47	1.86	3.28
SELECT CLASS SHARES	1/1/97	6.31	2.65	3.97
INSTITUTIONAL CLASS SHARES	9/10/01	6.52	2.86	4.13

*	Sales Charge for Class A Shares is 3.75%.

**	Assumes 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.

***	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (2/28/99 TO 2/28/09)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date, month-end performance information please call 1-800-480-4111.

Returns for Class A, Class B and Institutional Class Shares prior to their inception dates are based on the performance of the Select Class Shares. Returns for Class C Shares prior to the inception date is based on the performance of the Class B Shares. The actual returns of Class A, Class B and Class C Shares would have been lower than shown because Class A, Class B and Class C Shares have higher expenses than Select Class Shares. The actual returns of Institutional Class Shares would have been different than shown because Institutional Class Shares have different expenses than Select Class Shares.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan New York Tax Free Bond Fund, Barclays Capital New York Competitive Intermediate (1–17 Year) Maturities Index and Lipper Intermediate Municipal Debt Funds Index from February 28, 1999 to February 28, 2009. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the Barclays Capital New York Competitive Intermediate (1–17 Year) Maturities Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Intermediate Municipal Debt Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The Barclays Capital New York Competitive Intermediate (1–17 Year) Maturities Index represents the performance of New York municipal bonds with maturities from 1 to 17 years. The Lipper Intermediate Municipal Debt Funds Index is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Capital gains distributions are subject to federal income tax; a portion of the Fund’s income distributions may be subject to the Alternative Minimum Tax and some investors may be subject to certain state and local taxes.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

FEBRUARY 28, 2009        J.P. MORGAN TAX FREE FUNDS   7

JPMorgan California Tax Free Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2009

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION (t)	VALUE($)
Long-Term Investments — 96.3%
	Municipal Bonds — 96.3%
	Arkansas — 0.6%
1,000	City of Springdale, Sales & Use Tax, Rev., FSA, 4.125%, 07/01/13	973
	California — 87.8%
3,135	Anaheim Public Financing Authority, Distribution System, Second Lien, Rev., MBIA-RE, 5.250%, 10/01/14	3,409
1,000	Anaheim Public Financing Authority, Public Improvements Project, Capital Appreciation, Series C, Rev., FSA, Zero Coupon, 09/01/19	579
2,000	Bay Area Toll Authority, Toll Bridge, San Francisco Bay Area, Series F, Rev., 5.000%, 04/01/16	2,202
1,500	Beverly Hills Unified School District, Capital Appreciation, Election of 2008, GO, Zero Coupon, 08/01/23	705
260	Burlingame Financing Authority, Rev., 4.750%, 10/15/11	281
750	California Educational Facilities Authority, Stanford University, Series P, Rev., 5.250%, 12/01/13	862
1,000	California Health Facilities Financing Authority, Cedars Sinai Medical Center, Rev., 5.000%, 11/15/15	982
1,500	California Health Facilities Financing Authority, Providence Health & Services, Series C, Rev., 6.250%, 10/01/18	1,598
1,000	California Health Facilities Financing Authority, Sutter Health, Series A, Rev., 5.500%, 08/15/18	1,084
1,500	California Housing Finance Agency, Series B, Rev., 4.800%, 08/01/17	1,289
	California Housing Finance Agency, Home Mortgage,
1,000	Series B, Rev., 4.000%, 08/01/13	1,041
1,000	Series D, Rev., AMT, FGIC, 4.350%, 02/01/17	953
1,000	Series J, Rev., AMT, FSA, 4.750%, 08/01/15	1,016
500	California State Department of Transportation, Federal Highway, Series A, Rev., 4.000%, 02/01/12	527
	California State Department of Water Resources,
565	Series J-3, Rev., 7.000%, 12/01/12 (p)	678
	California State Department of Water Resources, Power Supply,
1,500	Series A, Rev., MBIA-RE, 5.250%, 05/01/12	1,627
1,000	Series H, Rev., 5.000%, 05/01/18	1,039
1,435	California State Department of Water Resources, Water Systems, Unrefunded Balance, Series J-3, Rev., 7.000%, 12/01/12	1,705
2,000	California State Public Works Board, California State University, Series A, Rev., MBIA-RE, FGIC, 5.250%, 10/01/17	2,114
1,000	California State Public Works Board, Department of Corrections & Rehabilitations, Series J, Rev., AMBAC, 5.250%, 01/01/16	1,066
100	California State Public Works Board, Department of Mental Health, Coalinga State Hospital, Series A, Rev., 5.250%, 06/01/12	106
1,675	California State Public Works Board, Lease, Department of Corrections, Series A, Rev., AMBAC, 5.250%, 06/01/11	1,761
1,500	California State Public Works Board, Regents University, Series A, Rev., 5.000%, 03/01/18	1,559
1,000	California State Public Works Board, Various Universities of California Projects, Series D, Rev., 5.000%, 05/01/15	1,052
1,000	California State University, Series C, Rev., FSA, 5.000%, 11/01/19	1,115
320	California Statewide Communities Development Authority, Catholic West, COP, 6.000%, 07/01/09 (p)	326
935	California Statewide Communities Development Authority, Poinsettia Apartments, Series B, Rev., VAR, LIQ : FNMA, 4.750%, 06/15/11	960
490	Carson Redevelopment Agency, Redevelopment Project Area No.1, Tax Allocation, MBIA-RE, 5.500%, 10/01/14	529
1,000	Center Unified School District, Election of 1991, Series D, GO, MBIA-RE, Zero Coupon, 08/01/17	391
5,110	City of Los Angeles, Sonnenblick Del Rio West Los Angeles, COP, AMBAC, 6.125%, 11/01/10	5,465
600	City of Pacifica, Street Improvement Project, COP, AMBAC, 5.750%, 11/01/09 (p)	616
35	City of Richmond, Wastewater, Rev., FGIC, 5.200%, 08/01/09 (p)	36
1,240	City of Sacramento Financing Authority, Capital Improvement, Series A, Rev., AMBAC, 5.000%, 12/01/16	1,310
900	City of San Bernardino, Single Family Mortgage, Series A, Rev., FHA,VA MTGS, GNMA COLL, 7.500%, 05/01/23 (p)	1,174
1,500	City of Santa Rosa, Capital Appreciation, Series B, Rev., FSA-CR AMBAC, Zero Coupon, 09/01/23	702
1,500	City of Vallejo, Water Revenue, Rev., MBIA-RE, 5.000%, 05/01/16	1,526
150	Coachella Valley Recreation & Park District, Improvement Board Act of 1915, Reassessment District 1, Special Assessment, MBIA-RE, 4.625%, 09/02/10	157

SEE NOTES TO FINANCIAL STATEMENTS.

8   J.P. MORGAN TAX FREE FUNDS        FEBRUARY 28, 2009

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	California — Continued
1,000	Colton Public Financing Authority, Tax Allocation, Series A, MBIA-RE, 5.000%, 03/19/09	996
1,500	County of Sacramento, Airport Systems, Series A, Rev., FSA, 5.000%, 07/01/18	1,565
2,000	Desert Sands Unified School District, GO, AMBAC, Zero Coupon, 06/01/14	1,704
1,000	Fallbrook Union High School District, San Diego County, GO, MBIA-RE, FGIC, 5.375%, 09/01/12	1,097
	Fullerton University Foundation, Auxiliary Organization, University & College Improvements,
100	Series A, Rev., MBIA-RE, 5.500%, 07/01/10	105
100	Series A, Rev., MBIA-RE, 5.500%, 07/01/10	105
1,000	Glendale Community College District, Capital Appreciation, Series A, GO, MBIA-RE, Zero Coupon, 10/01/17	725
	Golden State Tobacco Securitization Corp., Tobacco Settlement Funded, Enhanced Asset Backed,
1,000	Series A, Rev., 5.000%, 06/01/09	948
1,000	Series A-1, Rev., 5.000%, 06/01/13	948
2,000	Series B, Rev., FGIC-TCRS, 5.500%, 06/01/13 (p)	2,254
545	Golden West Schools Financing Authority, Series A, Rev., MBIA-RE, 5.800%, 02/01/16	591
1,000	Loma Linda University Medical Center, Series A, Rev., 5.000%, 12/01/15	859
1,500	Long Beach Bond Finance Authority, Natural Gas, Series A, Rev., 5.250%, 11/15/20	1,215
1,500	Los Angeles Community College District, Election of 2003, University & College Improvements, Series E, GO, FSA, 5.000%, 08/01/16	1,622
	Los Angeles County Community Facilities District No. 3, Improvement Area B, Special Tax,
500	Series A, AMBAC, 5.625%, 09/01/10	524
1,395	Series A, AMBAC, 5.625%, 09/01/10	1,456
2,000	Los Angeles County Metropolitan Transportation Authority, Proposition A, First Tier, Series A, Rev., AMBAC, 5.000%, 07/01/13	2,239
1,500	Los Angeles County Public Works Financing Authority, Regional Park & Open Space, Special Assessment, Series A, MBIA-RE, 5.000%, 10/01/19	1,681
	Los Angeles Department of Water & Power, Power Systems,
1,000	Series B, Rev., FSA, 5.125%, 07/01/13	1,101
1,000	Series B, Rev., FSA, 5.125%, 07/01/13	1,101
1,000	Sub Series A-1, Rev., AMBAC, 5.000%, 07/01/15	1,132
	Los Angeles Harbor Department,
1,500	Series A, Rev., AMT, MBIA-RE, 5.000%, 08/01/16	1,511
1,000	Series C, Rev., AMT, MBIA-RE, 5.000%, 08/01/15	1,007
	Los Angeles Unified School District,
125	Series A, GO, FGIC, 6.000%, 07/01/15	146
1,000	Series I, GO, 5.000%, 07/01/19	1,002
1,000	Los Angeles Unified School District, Election of 2004, Series G, GO, AMBAC, 5.000%, 07/01/16	1,090
1,115	Mendocino-Lake Community College District, Election of 2006, Series A, GO, MBIA-RE, 5.000%, 08/01/17	1,160
3,000	Monterey Peninsula Community College District, Capital Appreciation, Series C, FSA, Zero Coupon, 02/01/18	1,391
1,580	Moreland School District, Crossover, GO, FSA, 4.250%, 08/01/15	1,589
1,385	Mountain View/Santa Clara County, Capital Projects, COP, 5.250%, 08/01/13	1,509
1,000	Murrieta Valley Unified School District Public Financing Authority, School District Election of 2006, GO, Capital Appreciation, FSA, Zero Coupon, 09/01/24	408
1,500	Napa Valley Community College District, Election of 2002, Series C, GO, MBIA-RE, Zero Coupon, 08/01/17	814
1,500	Northern California Gas Authority No.1 , Series A, Rev., 5.000%, 07/01/11	1,400
560	Northern California Power Agency, Public Power, Unrefunded Balance, Series A, Rev., AMBAC-TCRS, 5.800%, 07/01/09	569
2,000	Orange County Public Financing Authority, Waste Management Systems, Rev., AMBAC, 5.750%, 12/01/09	2,058
1,500	Palomar Pomerado Health, Capital Appreciation, Series A, GO, MBIA-RE, Zero Coupon, 08/01/18	987
375	Pomona Public Financing Authority, Southwest Pomona Redevelopment Project, Unrefunded Balance, Series W, Rev., MBIA-RE, 5.000%, 04/03/09	380
1,500	Port of Oakland, Inter Lien, Series A, Rev., MBIA-RE, 5.000%, 11/01/14	1,489
360	Rancho Water District Financing Authority, Series A, Rev., FSA, 5.500%, 08/01/10	381
1,250	Riverside County Transportation Commission, Series A, Rev., MBIA-RE, FGIC, 6.000%, 06/01/09	1,259
1,835	Roseville Finance Authority, Special Tax, Senior Lien, Series A, AMBAC, 4.250%, 09/01/17	1,517
	Sacramento County Sanitation District,
1,500	Rev., MBIA-RE, FGIC, 5.000%, 06/01/16	1,585

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2009        J.P. MORGAN TAX FREE FUNDS   9

JPMorgan California Tax Free Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2009 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	California — Continued
250	Series A, Rev., 5.250%, 12/01/10	266
150	Series A, Rev., 5.750%, 12/01/10	161
1,500	San Bernardino City Unified School District, Election of 2004, Series B, GO, FSA, 5.000%, 08/01/15	1,527
1,000	San Diego Community College District, Election of 2006, Capital Appreciation, GO, FSA, Zero Coupon, 08/01/14	852
1,000	San Diego Public Facilities Financing Authority, Series A, Rev., 5.000%, 08/01/18	1,064
	San Francisco City & County Airports Commission, Second Series, Issue 32F,
1,000	Rev., MBIA-RE, FGIC, 5.000%, 05/01/14	1,073
1,000	Rev., MBIA-RE, FGIC, 5.250%, 05/01/18	1,083
1,500	San Francisco City & County Airports Commission, Second Series, Issue 34E, Rev., FSA, 5.750%, 05/01/18	1,501
1,500	San Francisco State Building Authority, California State & San Francisco Civic Center, Series A, Rev., MBIA-RE, FGIC, 5.000%, 12/01/15	1,463
1,500	San Jose Evergreen Community College District, Election of 2004, Series B, GO, FSA, 5.000%, 09/01/18	1,570
990	San Jose Redevelopment Agency, Merged Area Redevelopment Project, Tax Allocation, MBIA, 6.000%, 08/01/15 (p)	1,211
2,010	San Jose Redevelopment Agency, Merged Area Redevelopment Project, Unrefunded Balance, Tax Allocation, MBIA-RE, 6.000%, 08/01/15	2,171
715	San Marcos Public Facilities Authority, CR, Rev., Zero Coupon, 01/01/19 (p)	493
1,990	San Marcos Public Facilities Authority, CR, Rev., Zero Coupon, 03/01/14 (p)	1,736
585	San Mateo County Community College District, Election of 2001, Series A, GO, MBIA-RE, FGIC, 5.375%, 09/01/12	630
250	San Mateo County Joint Power Authority, Capital Projects Program, Rev., MBIA-RE, 6.500%, 07/01/15	296
1,500	Santa Ana Financing Authority, Police Administration & Holding Facility, Series A, Rev., MBIA-RE, 6.250%, 07/01/24	1,732
1,000	Santa Clara County Financing Authority, Series A, Rev., AMBAC, 5.750%, 11/15/13	1,141
2,000	Santa Monica Community College District, Election of 2002, Capital Appreciation, Series C, GO, MBIA-RE, Zero Coupon, 08/01/15	1,530
1,500	Santa Monica Community College District, Election of 2007, Series C, GO, MBIA-RE, FGIC, Zero Coupon, 08/01/12	1,379
1,565	Sierra View Local Health Care District, Rev., 5.100%, 07/01/17	1,356
1,850	South Bayside Waste Management Authority Solid Waste System, Rev., AMBAC, 6.125%, 03/01/09	1,894
1,310	South Orange County Public Financing Authority, Foothill Area, Special Tax, Series A, MBIA-RE, FGIC, 5.250%, 08/15/14	1,352
2,135	Southern California Public Power Authority, Project No.1, Series A, Rev., 5.000%, 11/01/18	1,664
	State of California,
1,500	GO, 5.000%, 03/01/16	1,583
1,000	GO, 5.000%, 09/01/16	1,025
2,000	GO, 5.000%, 02/01/17	2,054
3,000	GO, 5.000%, 02/01/17	2,989
3,500	GO, 5.000%, 11/01/17	3,505
2,729	GO, 5.055%, 03/15/14 (i)	2,804
1,500	GO, MBIA-RE, 4.000%, 09/01/14	1,531
120	GO, MBIA-RE-IBC, 6.250%, 10/01/09 (p)	120
2,000	State of California, Various Purpose, GO, 5.000%, 04/01/18	1,968
1,500	Torrance Unified School District, Election of 2008, GO, 5.375%, 08/01/19	1,579
	University of California Regents Medical Center,
1,000	Series A, Rev., MBIA-RE, 5.000%, 05/15/15	1,084
1,500	Series D, Rev., 5.000%, 05/15/16	1,593
3,906	Walnut Valley Unified School District, Series A, GO, MBIA-RE, 7.200%, 08/01/11	4,479
1,500	West Contra Costa Unified School District, GO, MBIA-RE, FGIC, Zero Coupon, 08/01/17	1,021
		147,242
	Illinois — 1.2%
2,000	Chicago O’Hare International Airport, Third Lien, Series A, Rev., AMBAC, 5.000%, 01/01/16	2,004
	Kentucky — 0.7%
1,000	Kentucky State Property & Buildings Commission, Project No. 82, Rev., FSA, 5.250%, 10/01/18	1,123
	Michigan — 1.2%
2,035	Michigan State Housing Development Authority, Series A, Rev., 4.125%, 12/01/10	2,066
	Ohio — 0.7%
1,160	Ohio Housing Finance Agency, Residential Mortgage-Backed Securities, Series A, Rev., AMT, GNMA COLL, 4.100%, 09/01/13	1,165

SEE NOTES TO FINANCIAL STATEMENTS.

10   J.P. MORGAN TAX FREE FUNDS        FEBRUARY 28, 2009

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Pennsylvania — 0.6%
1,000	Allegheny County Hospital Development Authority, University of Pittsburgh Medical Center, Series A, Rev., 5.000%, 09/01/17	1,047
	Puerto Rico — 2.4%
3,000	Puerto Rico Electric Power Authority, Series BB, Rev., MBIA-RE, 6.000%, 07/01/11	3,096
420	Puerto Rico Highway & Transportation Authority, Series W, Rev., MBIA-RE-IBC, 5.500%, 07/01/15	415
500	Puerto Rico Municipal Finance Agency, Series A, GO, FSA, 5.750%, 08/01/09 (p)	516
		4,027
	South Carolina — 0.3%
550	County of Charleston, GO, MBIA-RE-IBC, 3.000%, 09/01/14	570
	Texas — 0.7%
1,000	Texas State Transportation Commission, First Tier, Rev., 5.000%, 04/01/16	1,127
	Virgin Islands — 0.1%
125	Virgin Islands Public Finance Authority, Gross Receipts, Tax Lien Notes, Series A, Rev., 5.625%, 10/01/10	129
	Total Long-Term Investments (Cost $160,573)	161,473

SHARES
Short-Term Investment — 1.9%
	Investment Company — 1.9%
3,174	JPMorgan Tax Free Money Market Fund, Institutional Class Shares, 0.680% (b) (l) (Cost $3,174)	3,174
	Total Investments — 98.2% (Cost $163,747)	164,647
	Other Assets in Excess of Liabilities — 1.8%	3,019
	NET ASSETS — 100.0%	$167,666

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2009        J.P. MORGAN TAX FREE FUNDS   11

JPMorgan Intermediate Tax Free Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2009

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION (t)	VALUE($)
Long-Term Investments — 92.0%
	Municipal Bonds — 92.0%
	Alabama — 0.8%
10,000	Alabama Public School & College Authority, Capital Improvement, Rev., 5.000%, 12/01/16	11,388
1,790	City of Huntsville, Capital Improvement Works, Series A, GO, 5.000%, 09/01/18 (w)	1,936
	City of Huntsville, School, Capital Improvement Works,
1,000	Series B, GO, 5.000%, 09/01/18 (w)	1,081
1,000	Series B, GO, 5.000%, 09/01/18 (w)	1,039
4,675	City of Mobile, GO, AMBAC, 5.500%, 08/15/11	5,097
6,960	Jefferson County, Water & Sewer System, Capital Improvement, Rev., FGIC, 5.125%, 08/01/12 (p)	7,559
4,300	University of Alabama, Birmingham, Rev., FGIC, 5.500%, 10/01/09 (p)	4,423
		32,523
	Alaska — 0.5%
	Alaska Municipal Bond Bank Authority,
1,000	Rev., 5.250%, 09/01/18	1,026
1,000	Rev., 5.375%, 09/01/18	1,022
1,000	Rev., 5.500%, 09/01/18	1,017
	Alaska Student Loan Corp., Student Loan,
1,480	Series A, Rev., AMBAC, 5.100%, 07/01/09 (p)	1,494
1,560	Series A, Rev., AMBAC, 5.200%, 07/01/09 (p)	1,576
12,275	Boro of Matanuska-Susitna, Goose Creek Correctional Center, Rev., Assured Guaranty, Ltd., 5.500%, 09/01/19	13,219
	City of North Slope Boro, Capital Appreciation,
1,000	Series B, GO, MBIA-RE, Zero Coupon, 06/30/09	996
1,495	Series B, GO, MBIA-RE, Zero Coupon, 06/30/11	1,414
		21,764
	Arizona — 3.7%
	Arizona Health Facilities Authority, Banner Health,
3,000	Series D, Rev., 5.000%, 01/01/13	3,106
3,000	Series D, Rev., 5.000%, 01/01/14	3,095
5,000	Series D, Rev., 5.000%, 01/01/16	5,142
2,500	Series D, Rev., 5.000%, 01/01/18	2,343
5,000	Series D, Rev., 5.000%, 01/01/18	4,628
10,000	Series D, Rev., 5.500%, 01/01/18	10,339
470	Arizona Health Facilities Authority, Catholic Healthcare West, Series A, Rev., 6.125%, 07/01/09 (p)	479
5,000	Arizona Health Facilities Authority, Phoenix Children’s Hospital, Series A, Rev., VAR, 1.670%, 03/05/09	3,956
	Arizona School Facilities Board,
29,180	COP, 5.000%, 09/01/12	31,675
15,000	COP, 5.750%, 09/01/18	17,184
5,000	Series A-2, COP, FSA-CR, FGIC, 5.000%, 09/01/15	5,526
1,680	Series A-3, COP, FSA-CR, FGIC, 5.000%, 09/01/15	1,857
14,360	Arizona School Facilities Board, State School Trust, Series A, Rev., AMBAC 5.750%, 07/01/14 (p)	17,004
	Arizona State Transportation Board, Highway,
5,000	Rev., 5.000%, 07/01/16	5,675
3,000	Series A, Rev., 5.000%, 07/01/18	3,165
4,675	Series B, Rev., 5.000%, 01/01/16	5,321
1,100	Gila County IDA, Cobre Valley Community Hospital, Rev., ACA, 5.750%, 12/01/10	1,047
	Glendale Western Loop 101 Public Facilities Corp.,
5,000	Series A, Rev., 6.250%, 01/01/14	5,104
10,250	Series A, Rev., 7.000%, 01/01/14	10,864
5,000	Series A, Rev., 7.000%, 01/01/14	5,273
5,540	Maricopa County IDA, Capital Appreciation, Series 1983A, Rev., Zero Coupon, 12/31/14 (p)	4,685
905	Maricopa County Unified School District No 89-Dysart, GO, MBIA-RE, FGIC, 5.250%, 07/01/20	994
	Phoenix IDA, Government Office Lease, Capital Mall LLC Project,
2,975	Rev., AMBAC, 5.000%, 09/15/10 (p)	3,157
1,875	Rev., AMBAC, 5.100%, 09/15/10 (p)	1,992
1,000	Salt River Project Agricultural Improvement & Power District, Series A, Rev., 5.000%, 01/01/18	1,062
4,455	Tempe Union High School District No 213, GO, FSA, 5.000%, 07/01/13	5,009
		159,682
	California — 13.5%
5,000	Bay Area Governments Association, State Payment Acceleration Notes, Rev., MBIA-RE, FGIC, 5.000%, 08/01/12	5,323
2,000	Bay Area Toll Authority, Toll Bridge, San Francisco Bay Area, Series F, Rev., 5.000%, 04/01/16	2,202
2,000	California Educational Facilities Authority, University of Southern California, Series A, Rev., 5.000%, 10/01/18	1,991
	California Health Facilities Financing Authority, Providence Health & Services,
2,000	Series C, Rev., 6.250%, 10/01/18	2,086
2,450	Series C, Rev., 6.500%, 10/01/18	2,565
2,000	Series C, Rev., 6.500%, 10/01/18	2,094

SEE NOTES TO FINANCIAL STATEMENTS.

12   J.P. MORGAN TAX FREE FUNDS        FEBRUARY 28, 2009

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	California — Continued
500	California State Department of Water Resources, Central Valley Project, Water Systems, Series J-1, Rev., 7.000%, 12/01/12 (p)	600
1,840	California State Department of Water Resources, Central Valley Project, Water Systems, Unrefunded Balance, Series J-1, Rev., 7.000%, 12/01/12	2,186
	California State Department of Water Resources, Power Supply,
10,000	Series A, Rev., AMBAC, 5.500%, 05/01/12	10,776
8,000	Series A, Rev., XLCA, 5.375%, 05/01/12 (p)	9,043
	California State Public Works Board, California State University,
2,040	Series B, Rev., FSA, 5.000%, 04/01/16	2,116
2,245	Series B, Rev., FSA, 5.000%, 04/01/16	2,283
	California State Public Works Board, Department of Corrections & Rehabilitation,
3,720	Series C, Rev., 5.500%, 12/01/13	3,801
2,500	Series E, Rev., XLCA, 5.000%, 06/01/14	2,553
	California State Public Works Board, Department of Forestry & Fire Protection,
2,785	Series C, Rev., FSA, 5.000%, 04/01/16	2,861
2,105	Series C, Rev., FSA, 5.000%, 04/01/16	2,126
2,310	Series C, Rev., FSA, 5.000%, 04/01/16	2,294
1,000	California State Public Works Board, Department of General Services, Series A, Rev., AMBAC, 5.250%, 12/01/12	1,015
	California State Public Works Board, Department of General Services, Butterfield State,
2,400	Series A, Rev., 5.000%, 06/01/13	2,548
2,330	Series A, Rev., 5.000%, 06/01/14	2,468
3,500	Series A, Rev., 5.000%, 06/01/15	3,544
5,160	Series A, Rev., 5.000%, 06/01/15	5,047
5,000	Series A, Rev., 5.000%, 06/01/15	5,013
	California State Public Works Board, Department of Justice,
1,560	Series D, Rev., FSA, 5.000%, 04/01/16	1,564
1,285	Series D, Rev., FSA, 5.000%, 04/01/16	1,333
1,415	Series D, Rev., FSA, 5.000%, 04/01/16	1,439
	California State Public Works Board, Department of Mental Health, Coalinga State Hospital,
2,500	Series A, Rev., 5.500%, 06/01/14	2,595
2,500	Series A, Rev., 5.500%, 06/01/14	2,528
6,000	Series A, Rev., 5.500%, 06/01/14	6,018
3,360	California State Public Works Board, University Research Project, Series E, Rev., 5.250%, 10/01/16	3,581
	California State University, Systemwide,
1,000	Series C, Rev., FSA, 5.000%, 11/01/13	1,123
1,000	Series C, Rev., FSA, 5.000%, 11/01/14	1,130
1,820	California Statewide Communities Development Authority, Catholic West, COP, 6.000%, 07/01/09 (p)	1,854
	California Statewide Communities Development Authority, Insured Health Facilities, Los Angeles Jewish Home,
3,000	Rev., 5.000%, 11/15/13	3,042
1,000	Rev., 5.250%, 11/15/13	964
1,000	Capistrano Unified School District Community Facilities District No 87-1, Special Tax, AMBAC, 5.000%, 09/01/12	1,058
10,445	Castaic Lake Water Agency, Capital Appreciation, Water System Improvement Project, COP, AMBAC, Zero Coupon, 08/01/25	4,318
2,070	Center Unified School District, Election of 1991, Series D, GO, MBIA-RE, Zero Coupon, 08/01/17	809
785	City of Long Beach, Water System, Series A, Rev., MBIA-RE, 5.750%, 05/01/15	896
4,180	City of Riverside, Riverside Electric, Rev., FSA, 5.250%, 10/01/11	4,552
5,000	City of Santa Rosa, Capital Appreciation, Series B, Rev., FSA-CR AMBAC, Zero Coupon, 09/01/23	2,341
	City of Vallejo,
3,010	Rev., MBIA-RE, 5.000%, 05/01/16	3,031
3,160	Rev., MBIA-RE, 5.000%, 05/01/16	3,160
3,320	Rev., MBIA-RE, 5.000%, 05/01/16	3,282
3,490	Rev., MBIA-RE, 5.000%, 05/01/16	3,418
10,435	Contra Costa Water District, Series K, Rev., FSA, 5.500%, 10/01/11	11,292
5,415	Desert Sands Unified School District, GO, AMBAC, Zero Coupon, 06/01/12	5,003
2,390	Dublin Unified School District, Capital Appreciation, Election of 2004, Series C, GO, MBIA-RE, Zero Coupon, 08/01/17	522
1,700	Fontana Public Finance Authority, Rev., AMBAC, 5.250%, 09/01/14	1,754
22,205	Golden State Tobacco Securitization Corp., Series 2003 A-1, Rev., 6.750%, 06/01/13 (p)	26,137
	Golden State Tobacco Securitization Corp., Asset Backed,
31,795	Series A-1, Rev., 4.500%, 06/01/17	23,611
7,350	Series A-2, Rev., 7.900%, 06/01/13 (p)	8,973
3,305	Series A-4, Rev., 7.800%, 06/01/13 (p)	4,022

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2009        J.P. MORGAN TAX FREE FUNDS   13

JPMorgan Intermediate Tax Free Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2009 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	California — Continued
	Golden State Tobacco Securitization Corp., Enhanced Asset Backed,
10,000	Series A, Rev., AMBAC, 5.000%, 06/01/11	9,246
1,000	Series B, Rev., 5.000%, 06/01/12 (p)	1,088
5,000	Series B, Rev., AMBAC, 5.000%, 06/01/13 (p)	5,533
19,970	Grossmont-Cuyamaca Community College District, Capital Appreciation, Election of 2002, Series C, GO, Assured Guaranty, Ltd., Zero Coupon, 08/01/26	7,834
5,000	Huntington Park Redevelopment Agency, Capital Appreciation, Junior Lien Tax-Merged, TAN, Zero Coupon, 01/01/19 (p)	3,448
	Long Beach Bond Finance Authority, Natural Gas,
2,500	Series A, Rev., 5.250%, 11/15/21	2,006
9,545	Series A, Rev., 5.250%, 11/15/22	7,501
	Long Beach Community College District, Election of 2002, Capital Appreciation,
3,265	Series D, GO, MBIA-RE, FGIC, Zero Coupon, 05/01/20	1,915
4,365	Series D, GO, MBIA-RE, FGIC, Zero Coupon, 05/01/21	2,357
5,265	Series D, GO, MBIA-RE, FGIC, Zero Coupon, 05/01/22	2,634
5,265	Series D, GO, MBIA-RE, FGIC, Zero Coupon, 05/01/23	2,432
4,500	Los Angeles Convention & Exhibit Center Authority, Series A, Rev., MBIA-RE, 6.125%, 08/15/11	4,963
	Los Angeles Department of Airports, Ontario International,
3,230	Series A, Rev., AMT, MBIA-RE, 4.750%, 05/15/13	3,335
3,410	Series A, Rev., AMT, MBIA-RE, 4.750%, 05/15/14	3,491
3,575	Series A, Rev., AMT, MBIA-RE, 5.000%, 05/15/15	3,681
	Los Angeles Unified School District,
6,880	Series B, GO, FGIC, 4.750%, 07/01/16	7,016
7,750	Series B, GO, FSA, 4.750%, 07/01/16	8,261
6,120	Series I, GO, 5.250%, 07/01/19	6,355
	Los Angeles Unified School District, Election of 1997,
13,455	Series E, GO, MBIA, 5.125%, 07/01/12 (p)	15,044
11,755	Series F, GO, FGIC, 5.000%, 07/01/13 (p)	13,373
7,560	Los Angeles Wastewater System, Sub Series A, Rev., MBIA-RE, 4.200%, 06/01/13	7,737
2,925	Los Rios Community College District, Election of 2002, Series B, GO, MBIA-RE, 5.000%, 08/01/12	3,129
2,085	Napa Valley Unified School District, Election of 2002, GO, MBIA-RE, FGIC, 5.000%, 08/01/16	2,080
4,535	Natomas Unified School District, Election of 2006, GO, MBIA-RE, FGIC, 5.000%, 08/01/14	4,530
	Palomar Pomerado Health, Capital Appreciation,
3,140	GO, MBIA-RE, Zero Coupon, 08/01/15	2,465
3,615	Series A, GO, MBIA-RE, Zero Coupon, 08/01/18	2,380
1,245	Pasadena Area Community College District, Election of 2002, Series C, GO, AMBAC, Zero Coupon, 08/01/10	1,213
	Rancho Mirage Redevelopment Agency, Merged Redevelopment Whitewater, Tax Allocation,
1,365	Series A, MBIA-RE, 5.000%, 04/01/16	1,387
2,045	Series A, MBIA-RE, 5.000%, 04/01/16	2,022
2,250	Series A, MBIA-RE, 5.000%, 04/01/16	2,191
2,365	Series A, MBIA-RE, 5.000%, 04/01/16	2,270
2,480	Series A, MBIA-RE, 5.000%, 04/01/16	2,349
2,020	Rio Hondo Community College District, Series A, GO, MBIA, 5.250%, 08/01/14 (p)	2,357
3,110	San Diego Community College District, Election of 2006, Capital Appreciation, GO, FSA, Zero Coupon, 08/01/15	2,526
8,945	San Francisco City & County Unified School District, Election of 2003, Series B, GO, FSA, 5.000%, 06/15/12	9,179
1,000	San Luis Obispo County Financing Authority, Nacimiento Water Project, Series A, Rev., MBIA-RE, 5.000%, 09/01/17	1,046
	Santa Monica Community College District, Election of 2007,
2,880	Series B, GO, MBIA-RE, FGIC, Zero Coupon, 08/01/11	2,730
1,575	Series B, GO, MBIA-RE, FGIC, Zero Coupon, 08/01/13	1,397
545	Series B, GO, MBIA-RE, FGIC, Zero Coupon, 08/01/14	462
2,000	Series C, GO, MBIA-RE, FGIC, Zero Coupon, 08/01/14	1,693
	Simi Valley School Financing Authority, Unified School District,
1,250	Rev., FSA, 5.000%, 08/01/17	1,384
2,000	Rev., FSA, 5.000%, 08/01/17	2,172
2,000	Solano County, COP, MBIA, 5.250%, 11/01/12 (p)	2,267
5,000	Southern California Public Power Authority, San Juan Unit 3, Power Project, Series A, Rev., FSA, 5.500%, 01/01/13	5,603
	State of California,
8,545	GO, 5.000%, 08/01/13	8,573
2,065	GO, 5.000%, 02/01/14 (p)	2,362
2,960	GO, 5.000%, 08/01/15	3,164
3,150	GO, 5.000%, 08/01/15	3,138
6,875	GO, 5.000%, 11/01/15	7,350

SEE NOTES TO FINANCIAL STATEMENTS.

14   J.P. MORGAN TAX FREE FUNDS        FEBRUARY 28, 2009

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	California — Continued
4,655	GO, 5.000%, 03/01/16	4,710
5,000	GO, 5.000%, 08/01/16	5,330
1,400	GO, 5.000%, 10/01/16	1,455
5,000	GO, 5.125%, 04/01/14	5,007
3,000	GO, 5.250%, 02/01/13	3,098
2,885	GO, 5.750%, 05/01/10 (p)	3,080
5,000	GO, FGIC-TCRS, 5.250%, 08/01/13	5,296
1,300	GO, MBIA-RE, 5.000%, 06/01/15	1,304
3,590	GO, MBIA-RE, 5.250%, 02/01/13	3,578
	State of California, Economic Recovery,
12,750	Series A, GO, 5.000%, 07/01/14	13,540
23,300	Series A, GO, FGIC-TCRS, 5.000%, 07/01/11	24,419
25,860	Series A, GO, MBIA-RE, 5.000%, 07/01/14	27,463
6,000	Series A, GO, MBIA-RE, FGIC, 5.250%, 07/01/14	6,508
10,000	Series B, GO, 5.000%, 07/01/11	10,509
	State of California, Various Purpose,
20,000	GO, 5.000%, 03/01/14	21,330
700	GO, 5.000%, 04/01/18	723
1,990	GO, 5.000%, 04/01/18	2,026
6,580	Temple City Unified School District, GO, MBIA-RE, FGIC, 5.250%, 08/01/22	7,143
2,000	Torrance Unified School District, Election of 1998, Series B, GO, FSA, 5.000%, 08/01/11	2,131
4,270	Tustin Unified School District School Facilities Improvement District, Election of 2002, Series C, GO, FSA, 4.500%, 06/01/18	3,856
2,700	West Contra Costa Unified School District, Election of 2005, Series A, GO, FSA, 5.000%, 08/01/14	2,738
	West Valley-Mission Community College District, Election of 2004,
2,840	Series A, GO, FSA, 5.000%, 08/01/16	2,949
5,695	Series A, GO, FSA, 5.000%, 08/01/16	5,833
		578,580
	Colorado — 3.6%
23,470	Adams & Arapahoe Joint School District 28J Aurora, GO, 6.250%, 12/01/18 (m)	26,488
42,790	Adams County, Single Family Mortgage, Capital Appreciation, Series A, Rev., Zero Coupon, 06/01/16 (m) (p)	33,917
	Arapahoe County School District No. 5-Cherry Creek,
1,000	GO, 6.000%, 12/15/09 (p)	1,044
1,000	Series B, GO, 6.000%, 12/15/12	1,150
2,035	Arapahoe County School District No. 6-Littleton, GO, MBIA-RE, FGIC, 5.250%, 12/01/12	2,187
	Colorado Health Facilities Authority, Boulder Hospital,
1,000	Series B, Rev., MBIA, 6.000%, 10/01/12	1,083
710	Series C, Rev., MBIA, 6.000%, 10/01/11	727
615	Series C, Rev., MBIA, 6.000%, 10/01/12	633
825	Series C, Rev., MBIA, 6.000%, 10/01/13	844
585	Series C, Rev., MBIA, 6.000%, 10/01/14	597
1,350	Colorado Health Facilities Authority, Denver Options, Inc. Project, Rev., ACA, 5.000%, 02/01/12	1,054
5,000	Colorado Higher Education, Capital Construction, COP, 5.250%, 11/01/18	5,170
35	Colorado Housing & Finance Authority, Rev., 5.375%, 08/01/10	36
17,350	Colorado Housing & Finance Authority, Capital Appreciation, Series A, Rev., Zero Coupon, 09/01/14 (p)	14,841
3,410	Colorado Water Resources & Power Development Authority, Wastewater, Revolving Fund, Series A, Rev., AMBAC, 6.000%, 09/01/10	3,649
10,000	Dawson Ridge Metropolitan District No 1, Series A, GO, Zero Coupon, 10/01/22 (p)	5,428
	Denver City & County, Airport,
3,030	Series B, Rev., AMT, MBIA-RE, FGIC, 5.000%, 11/15/13	3,088
5,000	Series B, Rev., AMT, MBIA-RE, FGIC, 5.000%, 11/15/14	5,048
3,000	Series E, Rev., MBIA-RE, FGIC, 5.250%, 11/15/12	3,072
5,250	Denver City & County, Excise Tax, Series A, Rev., FSA, 5.375%, 09/01/09	5,336
1,610	Douglas County School District No. Re-1, Douglas & Elbert Counties, GO, MBIA-RE, FGIC, 5.750%, 12/15/14	1,845
1,690	Douglas County School District No. Re-1, Douglas & Elbert Counties, Buildings, Series B, GO, FSA, 5.750%, 12/15/12 (p)	1,943
5,000	Douglas County School District No. Re-1, Douglas & Elbert Counties, Capital Appreciation, Series B, GO, Zero Coupon, 12/15/14	4,258
1,000	El Paso County School District No. 11, Colorado Springs, GO, 7.100%, 04/03/09	1,253
2,000	El Paso County School District No. 49, Falcon, Series A, GO, FSA, 5.500%, 12/01/09 (p)	2,175
	Highlands Ranch Metropolitan District, Family and Children’s Fund Bonds,
1,295	GO, 5.000%, 12/01/12	1,436

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2009        J.P. MORGAN TAX FREE FUNDS   15

JPMorgan Intermediate Tax Free Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2009 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Colorado — Continued
1,240	GO, 5.000%, 12/01/13	1,390
	Jefferson County School District R-001,
4,800	GO, MBIA-RE, 6.500%, 12/15/10	5,238
3,720	GO, MBIA-RE, 6.500%, 12/15/11	4,211
	Metropolitan Football Stadium District, Sales Tax, Capital Appreciation,
2,400	Series A, Rev., MBIA-RE, Zero Coupon, 01/01/10	2,357
1,000	Series A, Rev., MBIA-RE, Zero Coupon, 01/01/11	950
5,000	Regional Transportation District, Fastracks Project, Series A, Rev., AMBAC, 5.000%, 11/01/16 (p)	5,825
	University of Colorado, Enterprise System,
1,480	Series A, Rev., 5.500%, 06/01/19	1,563
750	Series A, Rev., 5.750%, 06/01/19	798
1,000	Series B, Rev., FGIC, 5.250%, 06/01/13 (p)	1,140
250	University of Northern Colorado, Auxiliary Facilities System, Series A, Rev., FSA, 5.000%, 06/01/11	268
		152,042
	Connecticut — 1.3%
350	City of Greenwich, GO, 4.000%, 06/01/18	362
2,465	City of New Haven, Series B, GO, FSA, 6.000%, 11/01/09 (p)	2,582
3,425	City of Ridgefield, Series A, GO, 5.000%, 09/15/10 (p)	3,665
	City of Waterbury,
1,045	Series A, GO, FSA, 5.250%, 04/01/11	1,127
3,905	Series A, GO, FSA, 5.500%, 04/01/12 (p)	4,367
	Connecticut Housing Finance Authority, Next Steps 7,
835	Rev., FSA, 5.000%, 06/15/13	929
1,040	Rev., FSA, 5.000%, 06/15/15	1,174
1,200	Rev., FSA, 5.000%, 06/15/16	1,358
1,260	Rev., FSA, 5.000%, 06/15/17	1,427
1,320	Rev., FSA, 5.000%, 06/15/17	1,473
4,000	Connecticut State Health & Educational Facility Authority, Rev., VAR, 3.500%, 02/01/12	4,049
	Connecticut State Health & Educational Facility Authority, Eastern Connecticut Health,
1,040	Series A, Rev., RADIAN, 6.375%, 07/01/10 (p)	1,125
65	Series A, Rev., RADIAN, 6.375%, 07/01/10 (p)	70
	State of Connecticut,
7,000	Series A, GO, 5.000%, 04/15/18	7,618
7,240	Series B, GO, 5.875%, 06/15/10 (p)	7,703
3,000	Series C, GO, MBIA-RE, FGIC, 5.000%, 04/01/14	3,396
3,300	Series D, GO, 5.125%, 11/15/11 (p)	3,568
	State of Connecticut, Transportation Infrastructure,
2,250	Series A, Rev., MBIA-RE, FGIC, 5.500%, 10/01/12	2,521
1,400	Series B, Rev., MBIA-RE-IBC, 6.125%, 09/01/12	1,548
3,900	University of Connecticut, Series A, GO, FGIC, 5.750%, 03/01/10 (p)	4,136
		54,198
	District of Columbia — 0.9%
	District of Columbia,
2,000	COP, MBIA-RE, FGIC, 5.000%, 01/01/13	2,111
2,000	COP, MBIA-RE, FGIC, 5.250%, 01/01/15	2,133
2,500	COP, MBIA-RE, FGIC, 5.250%, 01/01/16	2,664
10,305	Series A, GO, MBIA-RE, 5.500%, 06/01/12	11,265
3,310	District of Columbia Tobacco Settlement Financing Corp., Asset Backed Bonds, Rev., 6.250%, 05/15/11	2,813
6,455	District of Columbia Water & Sewer Authority, Public Utilities, Rev., FSA, 5.500%, 10/01/10	6,868
1,500	District of Columbia, George Washington University, Series A, Rev., MBIA-RE , 6.000%, 09/15/09	1,549
7,015	District of Columbia, Unrefunded Balance, Series 2001-B, GO, FSA, 5.500%, 06/01/09	7,148
		36,551
	Florida — 3.3%
5,000	Brevard County School Board, COP, AMBAC, 5.000%, 07/01/12 (p)	5,541
	City of Gulf Breeze, Miami Beach Local Government,
1,435	Series C, Rev., FGIC, 5.000%, 12/01/11	1,491
1,500	Series E, Rev., FGIC, 5.125%, 12/01/15	1,551
9,650	Florida State Board of Education, Series A, GO, 5.000%, 06/01/11	10,330
5,800	Florida State Board of Education, Capital Outlay-2005, Series F, GO, 5.000%, 06/01/16	6,218
	Florida State Board of Education, Lottery,
2,145	Series A, Rev., AMBAC, 5.000%, 07/01/15	2,243
9,640	Series A, Rev., AMBAC, 5.000%, 07/01/15	9,704
7,060	Series B, Rev., MBIA-RE, FGIC, 5.250%, 07/01/11	7,270
1,495	Florida State Board of Education, Public Education, Capital Outlay, Series B, GO, 5.250%, 06/01/12	1,650
1,000	Florida State Turnpike Authority, Series C, Rev., 5.000%, 07/01/13	1,093
8,000	Highlands County Health Facilities Authority, Adventist Health Sunbelt, Rev., TRAN, 3.950%, 09/01/12	8,088
7,230	Highlands County Health Facilities Authority, Adventist Sunbelt, Series A, Rev., 6.000%, 11/15/11 (p)	8,006

SEE NOTES TO FINANCIAL STATEMENTS.

16   J.P. MORGAN TAX FREE FUNDS        FEBRUARY 28, 2009

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Florida — Continued
	Indian River County Hospital District,
1,185	Rev., FSA, 5.950%, 04/03/09	1,188
1,285	Rev., FSA, 6.000%, 04/03/09	1,289
4,885	Jacksonville Electric Authority, Waste & Sewer System, Series A, Rev., MBIA-RE, FGIC, 5.000%, 10/01/13	5,138
5,000	Lee County School Board, Series A, COP, FSA, 5.000%, 02/01/14	5,402
5,000	Lee County, Airport, Series B, Rev., FSA, 5.750%, 10/01/10 (p)	5,413
	Miami-Dade County,
2,225	Series CC, GO, AMBAC, 7.125%, 10/01/16	2,689
2,095	Series DD, GO, AMBAC, 7.750%, 10/01/18	2,755
775	Sub Series B, Rev., MBIA-RE, Zero Coupon, 04/03/09	152
2,605	Sub Series B, Rev., MBIA-RE, Zero Coupon, 04/03/09	477
2,655	Sub Series B, Rev., MBIA-RE, Zero Coupon, 04/03/09	420
2,800	Miami-Dade County School Board, Series B, COP, VAR, MBIA-RE, 5.000%, 05/01/11	2,971
1,865	Miami-Dade County, Capital Appreciation, Sub Series A, Rev., MBIA-RE, Zero Coupon, 10/01/15	360
2,750	Miami-Dade County, Health Facilities Authority, Miami Children’s Hospital, Series A, Rev., AMBAC, 5.625%, 08/15/11 (p)	3,037
3,700	Miami-Dade County, Miami International Airport, Series D, Rev., FSA, 5.250%, 10/01/17	3,710
8,200	Miami-Dade County, Water & Sewer System, Series B, Rev., FSA, 5.250%, 10/01/16	9,170
4,000	Palm Beach County Housing Finance Authority, Multi-Family Mortgage, Country Lake, Rev., VAR, LIQ: FNMA, 4.750%, 06/01/09	4,062
	Palm Beach County School Board,
10,000	Series B, COP, VAR, FGIC, 5.000%, 08/01/11	10,129
5,000	Series C, COP, FSA, 5.000%, 08/01/12 (p)	5,559
5,730	Reedy Creek Improvement District, Series 2, Rev., AMBAC, 5.000%, 10/01/15	6,209
990	Sunrise Excise Tax & Special Assessment, Utilities Systems, Series A, Rev., AMBAC, 5.500%, 10/01/15	1,106
	Tallahassee Blueprint 2000 Intergovernmental Agency,
1,500	Rev., MBIA-RE, 5.250%, 10/01/18	1,659
2,060	Rev., MBIA-RE, 5.250%, 10/01/19	2,259
3,065	Volusia County, Gas Tax, Rev., FSA, 5.000%, 10/01/14	3,374
		141,713
	Georgia — 2.2%
	De Kalb County, Water & Sewer Authority,
4,900	Series B, Rev., 5.250%, 10/01/22	5,534
8,660	Series B, Rev., 5.250%, 10/01/23	9,671
1,070	Forsyth County School District, GO, 5.000%, 07/01/11	1,166
	Fulton County School District,
2,780	GO, 6.375%, 05/01/13	3,242
2,630	GO, 6.375%, 05/01/14	3,122
	Georgia Municipal Electric Authority,
3,980	Series A, Rev., 6.500%, 01/01/12	4,204
55	Series Y, Rev., 10.000%, 01/01/10 (p)	59
945	Georgia Municipal Electric Authority, Unrefunded Balance, Series Y, Rev., 10.000%, 01/01/10	1,008
	Georgia State Road & Tollway Authority, Federal Highway Grant Bonds,
10,000	Series A, Rev., 5.000%, 06/01/13 (w)	11,050
2,465	Series A, Rev., FSA, 5.000%, 06/01/18	2,736
5,000	Series A, Rev., FSA, 5.000%, 06/01/18	5,458
2,950	Gwinnett County Development Authority, Public Schools Project, COP, MBIA-RE, 5.250%, 01/01/13	3,280
	Gwinnett County School District,
2,300	GO, 5.000%, 02/01/13	2,575
1,500	GO, 5.000%, 02/01/17	1,740
4,800	GO, 5.000%, 02/01/18	5,171
1,500	Henry County & Henry County Water & Sewerage Authority, Rev., FGIC, 5.625%, 02/01/10 (p)	1,584
3,980	Main Street Natural Gas, Inc., Series A, Rev., 5.500%, 09/15/21	3,184
2,500	Metropolitan Atlanta Rapid Transit Authority, Series N, Rev., MBIA-IBC, Bank of New York, 6.250%, 07/01/18	2,919
2,000	Peach County, Sales Tax, GO, 5.000%, 07/01/13	2,200
	State of Georgia,
1,350	Series B, GO, 5.000%, 07/01/13	1,481
5	Series B, GO, 6.300%, 03/01/10 (p)	5
9,300	Series D, GO, 5.000%, 08/01/12	10,269
1,900	Series E, GO, 6.750%, 12/01/10	2,082
10,695	State of Georgia, Unrefunded Balance, Series B, GO, 6.300%, 03/01/10	11,287
		95,027

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2009        J.P. MORGAN TAX FREE FUNDS   17

JPMorgan Intermediate Tax Free Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2009 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Hawaii — 0.5%
	State of Hawaii,
2,585	Series CM, GO, MBIA-RE, FGIC, 6.000%, 12/01/10	2,793
3,360	Series DD, GO, MBIA-RE, 5.250%, 05/01/14	3,574
	State of Hawaii, Highway,
1,195	Rev., 5.000%, 01/01/14	1,335
5,915	Rev., 5.000%, 01/01/19	6,534
520	Rev., 5.250%, 01/01/18	598
5,120	Rev., 5.250%, 01/01/19	5,654
2,450	Rev., 6.000%, 01/01/19	2,686
		23,174
	Idaho — 0.3%
12,000	Idaho Health Facilities Authority, Trinity Health Group, Series B, Rev., 6.000%, 12/01/18	12,558
	Illinois — 5.4%
6,915	Chicago Board of Education, Series A, GO, MBIA-RE, 5.250%, 06/01/13	7,676
6,345	Chicago Board of Education, Capital Appreciation, School Reform, Series B-1, GO, MBIA-RE, FGIC, Zero Coupon, 12/01/17	4,359
2,130	Chicago Board of Education, Depriest Elementary School Project, Series H, GO, MBIA-RE, 5.750%, 12/01/14 (p)	2,538
14,025	Chicago Metropolitan Water Reclamation District-Greater Chicago, GO, 5.500%, 12/01/09	14,541
	Chicago Metropolitan Water Reclamation District-Greater Chicago, Capital Improvement,
10,000	GO, 5.500%, 12/01/12 (p)	11,067
1,000	GO, 7.250%, 12/01/12 (p)	1,202
	Chicago O’Hare International Airport, Third Lien,
5,000	Series A, Rev., AGC-ICC, AMBAC, 5.000%, 01/01/16	5,092
11,955	Series A, Rev., AGC-ICC, FGIC, 5.250%, 01/01/16	12,223
990	Chicago Park District, Series B, GO, FGIC, 5.500%, 01/01/11 (p)	1,067
5,300	Chicago Public Building Commission Building, Series A, Rev., MBIA-RE, 5.250%, 12/01/11	5,711
	Chicago Transit Authority, Federal Transit Administration, Section 5307,
10,000	Rev., AMBAC, 5.000%, 12/01/16	10,761
2,145	Series A, Rev., AMBAC, 5.250%, 06/01/13	2,351
	City of Chicago,
7,500	Series A, GO, FSA, 5.000%, 01/01/15	7,963
5,000	Series C, GO, 5.000%, 01/01/19	5,117
10,020	Series J, GO, AMBAC, 5.000%, 12/01/16	10,369
	City of Chicago, Emergency Telephone System,
1,170	GO, MBIA-RE, FGIC, 5.250%, 01/01/13	1,287
1,000	GO, MBIA-RE, FGIC, 5.250%, 01/01/15	1,118
	Cook County,
4,075	Series A, GO, AMBAC, 5.000%, 11/15/14	4,535
4,700	Series A, GO, MBIA-RE, FGIC, 5.000%, 04/03/09	4,758
	Cook County High School District No 205-Thornton Township,
2,540	GO, Assured Guaranty, Ltd., 5.500%, 12/01/16	2,938
1,000	GO, Assured Guaranty, Ltd., 5.500%, 12/01/18	1,153
1,000	GO, Assured Guaranty, Ltd., 5.500%, 12/01/18	1,134
5,000	Cook County School District No. 122-Oak Lawn, Capital Appreciation, GO, FSA-CR, MBIA, Zero Coupon, 12/01/21	2,664
6,650	Du Page County, Forest Preservation District, Series A, GO, 3.500%, 11/01/15	5,855
2,585	Illinois Finance Authority, DePaul University, Series A, Rev., 5.375%, 10/01/15	2,824
1,665	Illinois Health Facilities Authority, Rev., 6.625%, 02/15/10 (p)	1,764
1,425	Illinois Health Facilities Authority, Riverside Health System, Rev., 6.750%, 11/15/10	1,500
13,110	Illinois State Toll Highway Authority, Senior Priority, Series A-1, Rev., FSA, 5.000%, 07/01/16	13,425
5,000	Illinois State, First Lien, GO, 5.500%, 08/01/10	5,233
	Lake County Community High School District No. 124, Grant School Building,
2,280	GO, 5.000%, 12/01/13	2,506
1,355	GO, 5.000%, 12/01/15	1,496
1,080	GO, 5.000%, 12/01/16	1,193
2,985	McHenry County Community Unit School District No. 20, Woodstock School Building, Series A, GO, MBIA-RE, FGIC, 8.000%, 01/15/15	3,791
	Regional Transportation Authority,
6,600	Series A, Rev., AMBAC , 6.400%, 06/01/12	7,197
1,000	Series B, GO, AMBAC , 6.400%, 06/01/12	1,091
7,730	Series B, Rev., MBIA-RE, FGIC, 5.375%, 06/01/12	8,422
	Southwestern Illinois Development Authority, Local Government Program, Triad School District No. 2,
1,000	Rev., MBIA-RE, 5.250%, 10/01/16	1,073
1,500	Rev., MBIA-RE, 5.250%, 10/01/16	1,593
	State of Illinois,
4,180	GO, 5.000%, 01/01/20	4,614
4,130	GO, 5.000%, 01/01/21	4,504
3,125	Rev., 5.000%, 06/15/13	3,476
8,885	Series A, GO, 5.000%, 03/01/14	9,457
2,060	Series P, Rev., 6.500%, 06/15/13	2,265

SEE NOTES TO FINANCIAL STATEMENTS.

18   J.P. MORGAN TAX FREE FUNDS        FEBRUARY 28, 2009

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Illinois — Continued
	Town of Cicero, Tax Increment,
5,530	Series A, GO, XLCA, 5.250%, 01/01/15	4,974
6,140	Series A, GO, XLCA, 5.250%, 01/01/15	5,341
2,195	Village of Bolingbrook, Capital Appreciation, Series C, GO, MBIA-RE, Zero Coupon, 01/01/23	1,041
1,025	Will County High School District No. 204-Joliet, Limited Tax, GO, FSA, 5.375%, 12/01/11 (p)	1,132
	Will Grundy Etc. Counties Community College District No 525, Joliet Junior College,
1,645	GO, 5.500%, 06/01/16	1,881
1,250	GO, 5.750%, 06/01/18	1,346
1,000	GO, 5.750%, 06/01/18	1,069
1,000	GO, 5.750%, 06/01/18	1,061
1,000	GO, 5.750%, 06/01/18	1,054
4,420	Winnebago County School District No. 122 Harlem-Loves Park, Capital Appreciation, GO, FSA, Zero Coupon, 01/01/13	3,912
4,320	Winnebago County, Public Safety, Alternative Revenue Source, Series A, GO, MBIA-RE, 5.000%, 12/30/15	4,375
		232,089
	Indiana — 0.7%
	Brownsburg 1999 School Building Corp., First Mortgage,
3,000	Series B, Rev., FSA, 5.000%, 07/15/15	3,149
1,630	Series B, Rev., FSA, 5.000%, 07/15/15	1,679
3,345	City of Indianapolis, Economic Development, Knob in the Woods Project, Rev., VAR, FNMA COLL, 3.450%, 12/01/09	3,399
1,702	City of Indianapolis, Multi-Family Housing, Braeburn, Series A, Rev., GNMA COLL, 5.350%, 04/01/11	1,753
	East Chicago Multi School Building Corp., First Mortgage,
1,100	Rev., 5.000%, 07/15/12	1,192
1,155	Rev., 5.000%, 07/15/13	1,261
990	Rev., 5.000%, 07/15/14	1,081
2,000	Indiana Bond Bank, Special Program, Series A, Rev., FSA, 5.000%, 08/01/16	2,100
1,000	Indiana Municipal Power Agency, Series B, Rev., MBIA-RE, 5.875%, 01/01/10	1,032
5,555	Indiana State Office Building Commission, Miami Correctional-Phase 1-A, Rev., AMBAC, 5.500%, 07/01/09 (p)	5,705
1,500	Indiana Transportation Finance Authority, Airport, Series A, Rev., AMBAC, 6.000%, 11/01/11 (p)	1,672
2,280	Indiana Transportation Finance Authority, Highway, Unrefunded Balance, Series A, Rev., AMBAC, 5.750%, 06/01/12	2,545
3,000	Indianapolis Airport Authority, Special Facilities, FedEx Corp. Project, Rev., 5.100%, 01/15/17	2,520
1,600	Indianapolis Local Public Improvement Bond Bank, Series B, Rev., 6.000%, 01/10/20	1,867
500	Pike County Multi-School Building Corp., First Mortgage, Series B, Rev., AMBAC, 5.200%, 01/15/10 (p)	521
		31,476
	Iowa — 0.4%
3,000	City of Muscatine, Series A, Rev., AMBAC, 5.500%, 01/01/10	3,097
6,920	Iowa Finance Authority, Hospital Facility, Rev., 6.750%, 02/15/10 (p)	7,347
1,000	Iowa Higher Education Loan Authority, Wartburg College Project, Rev., ACA, 5.750%, 10/01/12 (p)	1,139
5,000	Tobacco Settlement Authority of Iowa, Tobacco Settlement, Asset-Backed, Series B, Rev., 5.500%, 06/01/11 (p)	5,362
		16,945
	Kansas — 1.7%
	Butler County Public Building Commission, Community Improvement, Public Facilities Projects,
1,375	Rev., MBIA, 5.250%, 10/01/10	1,443
1,600	Rev., MBIA, 5.350%, 10/01/10	1,682
	Johnson County Unified School District 232,
1,000	GO, FSA, 3.000%, 09/01/10	1,029
1,175	GO, FSA, 5.000%, 09/01/10 (p)	1,246
1,865	GO, FSA, 5.250%, 09/01/10 (p)	1,985
4,500	GO, FSA, 5.500%, 09/01/10 (p)	4,807
5,000	Series A, GO, FSA, 5.250%, 09/01/15	5,195
	Junction City, Public Improvements,
1,625	Series DP, GO, AMBAC, 5.000%, 09/01/17	1,690
1,710	Series DP, GO, AMBAC, 5.000%, 09/01/17	1,758
1,715	Series DP, GO, AMBAC, 5.000%, 09/01/17	1,751
3,880	Kansas City, Single Family Mortgage, Municipal Multiplier, Series A, Rev., FHLMC COLL, Zero Coupon, 12/01/14 (p)	3,292
24,250	Reno County, Capital Accumulator, Rev., PRIV MTGS, Zero Coupon, 12/01/15 (p)	19,696
25,000	Reno Sedgwick Finney Counties, Capital Accumulator, Rev., MBIA, Zero Coupon, 04/01/16 (p)	19,949

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2009        J.P. MORGAN TAX FREE FUNDS   19

JPMorgan Intermediate Tax Free Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2009 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Kansas — Continued
825	Sedgwick County Unified School District No. 266-Maize, GO, MBIA-RE, 5.000%, 09/01/13	916
6,365	Wyandotte County School District No. 500, GO, FSA, 5.500%, 09/01/12 (p)	7,202
		73,641
	Kentucky — 0.4%
325	Greater Kentucky Housing Assistance Corp., Mortgage, Multi-Family Housing, Section 8 Assisted, Series A, Rev., FHA, 5.900%, 04/03/09	326
2,000	Kentucky Municipal Power Agency, Prairie State Project, Series A, Rev., MBIA-RE, 5.250%, 09/01/17	2,036
6,500	Kentucky State Property & Buildings Commission, Project No. 79, Rev., MBIA, 5.125%, 10/01/13 (p)	7,436
1,000	Kentucky State Property & Buildings Commission, Road Fund, Project No. 73, Rev., 5.500%, 11/01/11	1,080
4,655	Kentucky Turnpike Authority, Economic Development, Revitalization Projects, Series B, Rev., FSA, 5.000%, 07/01/12	5,117
		15,995
	Louisiana — 1.1%
2,780	City of New Orleans, Home Mortgage Authority, SO, 6.250%, 01/15/11 (p)	2,997
4,500	Jefferson County, Sales Tax District, Rev., AMBAC, 5.000%, 12/01/15	4,517
3,500	Louisiana Local Government Environmental Facilities & Community Development Authority, Capital Projects & Equipment Acquisition, Series A, Rev., AMBAC, 6.300%, 07/01/30	3,054
	Louisiana Local Government Environmental Facilities & Community Development Authority, Livingston Parish Road Project,
3,595	Rev., AMBAC, 5.000%, 03/01/16	3,441
3,565	Rev., AMBAC, 5.000%, 03/01/16	3,354
10,000	Louisiana Public Facilities Authority, CR, Series B, Rev., FNMA, Zero Coupon, 12/01/19 (p)	6,515
10,000	Louisiana Public Facilities Authority, CR, Multi-Family Housing, Series A, Rev., FHLMC, Zero Coupon, 02/01/20 (p)	6,351
2,500	Parish of East Baton Rouge, Rev., AMBAC, 5.000%, 02/01/15	2,556
	Parish of East Baton Rouge, Road and Street Improvements,
1,125	Rev., Assured Guaranty Ltd., 5.000%, 08/01/19	1,190
1,000	Rev., Assured Guaranty Ltd., 5.000%, 08/01/19	1,046
4,395	Rev., Assured Guaranty, Ltd., 5.000%, 08/01/19	4,723
4,640	Rev., Assured Guaranty, Ltd., 5.250%, 08/01/19	5,152
		44,896
	Maine — 0.1%
2,665	Maine Municipal Bond Bank, Series D, Rev., 5.125%, 11/01/11 (p)	2,923
	Maryland — 1.9%
10,000	Maryland State Transportation Authority, Rev., 5.000%, 03/01/17	11,378
8,175	Montgomery County, Public Improvements, CONS, Series A, GO, 5.000%, 05/01/14	9,306
5,838	State of Maryland, Rev., 5.187%, 07/01/16 (i)	6,026
10,000	State of Maryland, Capital Improvement, Series A, GO, 5.250%, 02/15/14	11,444
	State of Maryland, State & Local Facilities Loan, Second Series,
13,280	GO, 5.000%, 08/01/11	14,456
12,945	GO, 5.000%, 08/01/15	14,955
4,425	State of Maryland, State & Local Facilities, Capital Improvement, Series A, GO, 5.500%, 08/01/12	5,004
7,750	State of Maryland, State & Local Facilities, First Loan, Series B, GO, 5.250%, 02/15/11	8,352
		80,921
	Massachusetts — 3.3%
	Boston Housing Authority,
615	Rev., FSA, 4.500%, 04/01/18	586
3,260	Rev., FSA, 5.000%, 04/01/18	3,333
1,365	City of Brockton, GO, FSA, 4.500%, 04/01/14	1,503
	Commonwealth of Massachusetts, Consolidated Lien,
1,000	Series A, GO, 5.000%, 08/01/18	1,080
3,200	Series C, GO, 5.250%, 08/01/13 (p)	3,571
4,200	Series C, GO, 5.250%, 09/01/15 (p)	4,921
7,000	Series D, GO, 5.000%, 10/01/13	7,761
7,560	Series D, GO, MBIA-RE, 5.250%, 11/01/11 (p)	8,227
2,115	Series D, GO, MBIA-RE, 5.500%, 11/01/11 (p)	2,316
5,000	Series E, GO, AMBAC, 5.000%, 11/01/16 (p)	5,836
	Commonwealth of Massachusetts, Federal Highway,
3,500	Series A, Rev., GAN, 5.500%, 12/15/09	3,638
3,280	Series A, Rev., GAN, 5.750%, 06/15/09	3,331
18,545	Series A, Rev., GAN, FSA, 5.750%, 12/15/10	19,716
3,805	Commonwealth of Massachusetts, Federal Highway, Capital Appreciation, Series A, Rev., Zero Coupon, 06/15/15	3,119

SEE NOTES TO FINANCIAL STATEMENTS.

20   J.P. MORGAN TAX FREE FUNDS        FEBRUARY 28, 2009

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Massachusetts — Continued
3,400	Commonwealth of Massachusetts, Federal Highway, GAN, Series A, Rev., MBIA-RE-IBC, 5.750%, 12/15/10	3,615
5,000	Commonwealth of Massachusetts, Special Obligation, Rev., FGIC, 5.000%, 01/01/14 (p)	5,538
2,795	Massachusetts Bay Transportation Authority, Capital Appreciation, Series A-2, Rev., Zero Coupon, 07/01/17	1,560
2,045	Massachusetts Bay Transportation Authority, General Transportation System, Series A, Rev., MBIA-RE, 5.500%, 03/01/14	2,330
1,500	Massachusetts Development Finance Agency, Holy Cross College, Series B, Rev., 5.000%, 09/01/18	1,515
1,420	Massachusetts State College Building Authority, Series A, Rev., 7.500%, 05/01/11	1,598
9,415	Massachusetts State Turnpike Authority, Series A, Rev., 5.000%, 01/01/13 (p)	10,133
2,225	Massachusetts State Water Pollution Abatement, MWRA Program, Sub Series A, Rev., 6.000%, 08/01/09 (p)	2,299
7,275	Massachusetts State Water Pollution Abatement, MWRA Program, Unrefunded Balance, Sub Series A, Rev., 6.000%, 08/01/09	7,495
	Massachusetts Water Resources Authority,
2,000	Series A, Rev., FSA, 5.500%, 08/01/13 (p)	2,313
5,030	Series A, Rev., MBIA-RE, 5.250%, 08/01/16	5,779
2,850	Series C, Rev., FGIC-TCRS, 5.250%, 12/01/15	3,224
	University of Massachusetts Building Authority Project,
10,595	Series 04-1, Rev., AMBAC, 5.375%, 11/01/14 (p)	12,395
11,645	Series 4-A, Rev., MBIA, 5.125%, 11/01/14 (p)	13,469
		142,201
	Michigan — 2.6%
	City of Detroit, Sewer Systems, Senior Lien,
4,150	Series C, Rev., MBIA-RE, FGIC, 5.000%, 07/01/16	4,244
1,900	Series C, Rev., MBIA-RE, FGIC, 5.250%, 07/01/16	2,019
3,910	City of Grand Rapids, Water Supply, Rev., MBIA-RE, FGIC, 5.750%, 01/01/11	4,139
3,175	Clarkston Community Schools, GO, Q-SBLF, 5.375%, 05/01/13 (p)	3,613
8,000	Detroit Sewer Disposal Revenue, Second Lien, Series B, Rev., AGC-ICC, FGIC, 5.500%, 07/01/29	7,780
	Kalamazoo Public Schools,
1,410	GO, Assured Guaranty, Ltd., 5.000%, 05/01/15 (w)	1,547
895	GO, Assured Guaranty, Ltd., 5.000%, 05/01/16 (w)	981
7,000	Kent Hospital Finance Authority, Spectrum Health, Series A, Rev., VAR, 5.000%, 01/15/12	7,156
1,445	Lansing Board of Water & Light, Series A, Rev., 5.000%, 07/01/18	1,554
	Michigan Municipal Bond Authority, Clean Water State Revolving Fund,
3,000	Rev., 5.375%, 10/01/12	3,238
10,400	Rev., 5.500%, 10/01/14	12,057
2,500	Michigan State Building Authority, Facilities Program, Series I, Rev., 5.500%, 10/15/11	2,697
1,685	Michigan State Hospital Finance Authority, Henry Ford Health Systems, Rev., AMBAC, 6.000%, 09/01/11 (p)	1,873
	Michigan State Hospital Finance Authority, Trinity Health,
4,160	Series A, Rev., 6.000%, 12/01/10	4,383
4,405	Series A, Rev., 6.000%, 12/01/10	4,687
533	Michigan State Housing Development Authority, Huntley Villas Apartments, Series A, Rev., GNMA COLL, 4.800%, 08/20/12	550
16,000	Monroe County Economic Development Corp., Limited Obligation, Detroit Edison Co., Series CC, Rev., VAR, AMBAC, 4.650%, 04/01/11	16,585
3,000	Rochester Community School District, Series I, GO, Q-SBLF, 5.500%, 05/01/09	3,023
5,445	Royal Oak Hospital Finance Authority, William Beaumont Hospital, Rev., 6.250%, 01/01/11	5,578
10,750	State of Michigan, Trunk Line, Series A, Rev., 5.250%, 11/01/13	12,151
1,000	Sturgis Public School District, School Building & Site, GO, Q-SBLF, 5.625%, 05/01/10 (p)	1,056
1,200	Wayne County, COP, AMBAC, 5.625%, 05/01/11	1,250
	Wyoming Public Schools,
1,770	GO, FSA, Q-SBLF, 5.000%, 05/01/15	1,965
1,895	GO, FSA, Q-SBLF, 5.000%, 05/01/15	2,059
1,670	GO, FSA, Q-SBLF, 5.000%, 05/01/15	1,789
1,895	GO, FSA, Q-SBLF, 5.000%, 05/01/15	2,003
1,900	GO, FSA, Q-SBLF, 5.000%, 05/01/15	1,981
		111,958
	Minnesota — 1.9%
1,000	Minnesota State Municipal Power Agency, Electric, Series A, Rev., 5.250%, 10/01/14	1,040
	State of Minnesota,
5,790	GO, FSA, 5.000%, 08/01/13	6,071
1,900	Series B, GO, 3.000%, 12/01/12	1,996

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2009        J.P. MORGAN TAX FREE FUNDS   21

JPMorgan Intermediate Tax Free Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2009 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Minnesota — Continued
1,055	Series B, GO, 4.000%, 12/01/15	1,155
6,585	Series C, GO, 5.000%, 08/01/14	7,513
10,000	Series C, GO, 5.000%, 08/01/15	11,521
3,415	State of Minnesota, Public Safety Radio Communication System, Rev., MBIA-RE, 5.000%, 06/01/15	3,881
	State of Minnesota, Various Purpose,
11,295	Series A, GO, 5.000%, 12/01/17	13,146
10,000	Series A, GO, 5.000%, 12/01/18	11,634
	University of Minnesota,
5,000	Series A, Rev., 5.750%, 07/01/10 (p)	5,315
6,000	Series A, Rev., 5.750%, 07/01/11 (p)	6,595
8,000	Series A, Rev., 5.750%, 07/01/15 (p)	9,548
		79,415
	Mississippi — 0.9%
	Mississippi Development Bank Special Obligation,
1,250	Rev., 5.000%, 01/01/12	1,331
1,395	Rev., 5.000%, 01/01/13	1,497
1,465	Rev., 5.000%, 01/01/14	1,573
34,000	Mississippi Housing Finance Corp., Capital Appreciation, Rev., Zero Coupon, 09/15/16 (p)	26,599
7,945	Mississippi Housing Finance Corp., Short Term Appreciation, Rev., Zero Coupon, 06/01/15 (p)	6,569
2,000	State of Mississippi, GO, 5.750%, 12/01/12	2,278
		39,847
	Missouri — 0.6%
1,600	Cass County Reorganized School District No. R-2-Raymore, GO, 5.000%, 03/01/16	1,716
4,785	Clay County Public School District No. 53 Liberty, Direct Deposit Program, GO, FSA, 5.250%, 03/01/14	5,503
	Clay County Public School District No. 53 Liberty, Direct Deposit Program, Unrefunded Balance,
515	GO, FSA, 5.250%, 03/01/14	545
400	GO, FSA, 5.250%, 03/01/14	419
4,835	Missouri Housing Development Commission, Homeowner Loan Program, Series B-1, Rev., AMT, VAR, GNMA/FNMA COLL, 5.375%, 03/01/13	4,794
	Missouri Housing Development Commission, Homeowner Loan Program, Multi-Family Housing,
105	Series III, Rev., FHA, 4.700%, 12/01/11	111
115	Series III, Rev., FHA, 4.800%, 12/01/11	121
6,335	Missouri Housing Development Commission, Homeowner Loan Program, Single Family Mortgage, Series C-1, Rev., AMT, VAR, GNMA/FNMA, 4.800%, 03/01/12	5,614
1,105	Missouri State Environmental Improvement & Energy Resources Authority, Revolving Funds Program, Series B, Rev., 5.500%, 07/01/12	1,244
4,000	Missouri State Health & Educational Facilities Authority, BJC Health System, Series A, Rev., 6.750%, 05/15/12 (p)	4,644
		24,711
	Montana — 0.1%
	Montana Department of Transportation, Highway 93 Construction,
1,600	Rev., GAN, 5.000%, 06/01/18	1,729
1,500	Rev., GAN, 5.000%, 06/01/18	1,581
2,800	Montana State Board of Regents, University of Montana, Higher Education, Unrefunded Balance, Series F, Rev., MBIA, 5.750%, 05/15/10	2,977
		6,287
	Nebraska — 0.3%
5,000	City of Lincoln, Electrical Systems, Rev., 5.000%, 09/01/12	5,553
2,365	NEBHELP, Inc., Sub Series A-5B, Rev., MBIA, GTD Student Loans, 6.200%, 06/01/13	2,487
2,500	Nebraska Public Power District, Series C, Rev., MBIA-RE, FGIC, 5.000%, 01/01/16	2,706
		10,746
	Nevada — 0.3%
	Clark County School District,
910	Series A, GO, MBIA-RE, 7.000%, 06/01/10	974
8,200	Series A, GO, MBIA-RE, 7.000%, 06/01/11	9,120
2,750	Series D, GO, MBIA-RE, 5.000%, 12/15/13	2,974
		13,068
	New Hampshire — 0.0% (g)
705	New Hampshire Health & Education Facilities Authority, University System, Unrefunded Balance, Rev., AMBAC, 5.500%, 07/01/11	760
	New Jersey — 4.3%
	City of Harrison,
2,470	Series A, GO, FSA, Zero Coupon, 06/01/15	1,985
2,700	Series A, GO, FSA, Zero Coupon, 06/01/16	2,068
2,430	City of Jersey City, Public Improvement, Series A, GO, MBIA-RE, 5.250%, 09/01/14	2,625
890	Freehold Regional High School District, GO, MBIA-RE, FGIC, 5.000%, 03/01/19	1,003

SEE NOTES TO FINANCIAL STATEMENTS.

22   J.P. MORGAN TAX FREE FUNDS        FEBRUARY 28, 2009

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	New Jersey — Continued
	Garden State Preservation Trust, 2005,
6,000	Series A, Rev., FSA, 5.800%, 11/01/15	7,048
10,000	Series A, Rev., FSA, 5.800%, 11/01/15	11,442
8,000	Series A, Rev., FSA, 5.800%, 11/01/15	9,029
8,000	Series A, Rev., FSA, 5.800%, 11/01/15	8,853
145	Lindenwold Boro School District, GO, MBIA-RE, 5.000%, 06/01/14	163
	New Jersey EDA, Cigarette Tax,
410	Rev., 5.625%, 04/03/09	370
4,000	Rev., AGC-ICC, 5.375%, 06/15/14	3,907
4,500	Rev., FGIC, 5.000%, 06/15/09	4,495
3,350	New Jersey EDA, Kapkowski Road Landfill, Series A, Rev., 6.375%, 05/15/14 (p)	4,039
14,895	New Jersey EDA, Motor Vehicles, Series A, Rev., MBIA-RE, 5.250%, 07/01/14	15,990
	New Jersey EDA, School Facilities Construction,
4,000	Series O, Rev., 5.000%, 03/01/15	4,199
7,750	Series P, Rev., 5.250%, 09/01/15	8,097
5,000	New Jersey State Educational Facilities Authority, Princeton University, Series D, Rev., 5.250%, 07/01/17	5,898
	New Jersey State Transit Corp., Federal Transportation Administration Grants,
9,400	Series A, COP, MBIA-RE, FGIC, 5.000%, 09/15/15	9,885
7,825	Series B, COP, AMBAC, 5.500%, 09/15/11	8,345
	New Jersey State Turnpike Authority,
1,980	Rev., 5.700%, 04/03/09 (p)	2,136
6,025	Series C, Rev., AMBAC, TCRS-Bank of New York, 6.500%, 01/01/16 (p)	7,053
	New Jersey Transportation Trust Fund Authority, Transportation Systems,
4,570	Series A, Rev., 5.750%, 06/15/15 (p)	5,468
1,780	Series A, Rev., 5.750%, 06/15/16	1,999
10,000	Series B, Rev., MBIA-RE, FGIC, 5.250%, 12/15/14	10,902
11,085	Series C, Rev., 5.500%, 06/15/13 (p)	12,766
5,330	Series D, Rev., FSA, 5.000%, 06/15/15 (p)	6,135
	New Jersey Transportation Trust Fund Authority, Transportation Systems, Unrefunded Balance,
2,395	Series B, Rev., MBIA, 6.000%, 12/15/11 (p)	2,695
6,670	Series D, Rev., FSA, 5.000%, 06/15/15	7,095
4,520	State of New Jersey, Series E, GO, 6.000%, 07/15/09	4,611
	State of New Jersey, Equipment Lease Purchase,
2,500	Series A, COP, 5.000%, 06/15/18	2,609
3,300	Series A, COP, 5.000%, 06/15/18	3,400
	Sussex County Municipal Utilities Authority, Capital Appreciation,
1,290	Series B, Rev., FSA, Zero Coupon, 12/01/15	1,035
1,345	Series B, Rev., FSA, Zero Coupon, 12/01/16	1,032
1,510	Series B, Rev., FSA, Zero Coupon, 12/01/17	1,097
1,610	Series B, Rev., FSA, Zero Coupon, 12/01/18	1,101
1,845	Series B, Rev., FSA, Zero Coupon, 12/01/19	1,179
		181,754
	New Mexico — 1.1%
4,155	Albuquerque Municipal School District No. 12, Series C, GO, 5.000%, 08/01/14	4,711
6,000	New Mexico Finance Authority, Senior Lien, Series A, Rev., MBIA-RE, 5.250%, 06/15/14	6,460
	New Mexico Finance Authority, Senior Lien, Public Project Revolving,
1,775	Series B, Rev., 5.000%, 06/01/18	1,930
1,645	Series B, Rev., 5.000%, 06/01/18	1,762
1,890	Series B, Rev., 5.000%, 06/01/18	1,926
2,050	Series B, Rev., 5.000%, 06/01/18	2,058
1,145	New Mexico Mortgage Finance Authority, Single Family Mortgage Program, Series D, Rev., VAR, AMT, GNMA/FNMA/FHLMC COLL, 6.125%, 09/01/12	1,163
	State of New Mexico, Severance Tax,
14,350	Series A, Rev., 4.000%, 07/01/12	15,022
11,925	Series A, Rev., 4.000%, 07/01/12	12,398
1,115	University of New Mexico, Capital Appreciation, Sub Lien, Series B, Rev., MBIA-RE, Zero Coupon, 06/01/09	1,112
		48,542
	New York — 10.6%
12,405	Battery Park City Authority, Series A, Rev., 5.250%, 11/01/13	13,950
100	Brockport Central School District, GO, MBIA-RE, FGIC, 5.750%, 06/15/18	117
3,835	Erie County Industrial Development Agency, City of Buffalo Project, Rev., FSA, 5.000%, 05/01/13	4,128
	Erie County Tobacco Asset Securitization Corp., Asset Backed,
1,160	Class A, Rev., 5.375%, 07/15/10 (p)	1,230
1,005	Class A, Rev., 5.500%, 07/15/10 (p)	1,075
	Long Island Power Authority, Electric Systems,
10,000	Series A, Rev., 5.250%, 04/01/19	10,280
4,225	Series A, Rev., FSA, 5.500%, 12/01/12 (p)	4,796
1,500	Series A, Rev., FSA, 5.500%, 12/01/13 (p)	1,740
6,000	Series E, Rev., MBIA-RE, FGIC, 5.000%, 12/01/16	6,270

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2009        J.P. MORGAN TAX FREE FUNDS   23

JPMorgan Intermediate Tax Free Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2009 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	New York — Continued
	Metropolitan Transportation Authority,
11,205	Series A, Rev., AGC-ICC, 5.750%, 11/15/12	11,353
5,420	Series A, Rev., AMBAC, 5.500%, 11/15/14	5,925
1,500	Series A, Rev., MBIA-RE, FGIC, 5.000%, 11/15/12	1,607
12,630	Metropolitan Transportation Authority, Service Contract, Series A, Rev., 5.500%, 07/01/17	14,124
	New York City,
4,055	Series B, GO, 5.500%, 12/01/11 (p)	4,510
4,000	Series D, GO, MBIA-RE-IBC, 6.500%, 11/01/09	4,147
1,300	Series E, GO, 5.750%, 08/01/12	1,426
2,000	Series E, GO, MBIA-RE-IBC, 5.750%, 08/01/12	2,194
5,000	Series G, GO, 5.000%, 08/01/14	5,392
1,655	Series G, GO, 5.500%, 08/01/09 (p)	1,690
8,000	Series H, GO, MBIA-RE-IBC, 5.000%, 08/01/14	8,602
10,000	Series H, GO, XLCA-ICR, 5.250%, 03/15/11	10,682
4,000	Series J, Sub Series J-1, GO, 5.000%, 06/01/16	4,030
2,500	New York City Municipal Water Finance Authority, Water & Sewer System, Series D, Rev., 5.000%, 06/15/12	2,693
650	New York City Municipal Water Finance Authority, Water & Sewer System, Fiscal Year 2008, Series C, Rev., 5.000%, 06/15/13	722
	New York City Transitional Finance Authority,
1,500	Series A-1, Rev., 5.000%, 11/01/15	1,582
10,000	Series S-1, Rev., FGIC, 5.000%, 01/15/17	11,069
7,000	Series S-1, Rev., FGIC, 5.000%, 01/15/17	7,630
	New York City Transitional Finance Authority, Future Tax Secured,
4,000	Series A, Rev., FGIC, 6.000%, 08/15/09 (p)	4,142
33,700	Series A, Rev., VAR, 5.500%, 11/01/11	35,628
6,710	Series B, Rev., 5.250%, 08/01/13	7,174
5,525	Series C, Rev., AMBAC, 5.250%, 08/01/12	6,036
6,625	Series E, Rev., MBIA-RE, 5.250%, 02/01/13	7,105
9,845	New York City, Unrefunded Balance, Series G, GO, 5.500%, 08/01/09	10,033
4,000	New York Local Government Assistance Corp., Series C, Rev., 5.000%, 04/01/12	4,378
1,000	New York Local Government Assistance Corp., Senior Lien, Series A, Rev., 5.000%, 04/01/18	1,093
5,035	New York State Dormitory Authority, City University Systems, 4th Generation, Series A, Rev., FGIC-TCRS, 5.250%, 07/01/13	5,619
7,825	New York State Dormitory Authority, City University Systems, 5th Generation, Series B, Rev., 5.000%, 07/01/18	8,642
	New York State Dormitory Authority, Education,
5,000	Series A, Rev., 5.000%, 03/15/18	5,382
5,000	Series A, Rev., 5.000%, 03/15/19	5,190
10,000	Series D, Rev., 5.000%, 09/15/16	11,262
2,995	New York State Dormitory Authority, Mental Health Services Facilities Improvement, Series D, Rev., FSA, 5.000%, 08/15/15	3,337
1,500	New York State Dormitory Authority, North Shore University Hospital, Rev., MBIA-RE, 5.500%, 11/01/14	1,530
1,825	New York State Dormitory Authority, Siena College, Rev., MBIA-RE, 5.000%, 07/01/16	1,871
2,370	New York State Dormitory Authority, St. John’s University, Series C, Rev., MBIA-RE, 5.250%, 07/01/20	2,578
	New York State Dormitory Authority, State University Educational Facilities,
3,590	Rev., 5.375%, 07/01/12 (p)	4,045
3,925	Series A, Rev., FGIC-TCRS, 5.500%, 05/15/13	4,265
1,500	Series A, Rev., FSA-CR, 5.500%, 05/15/13	1,634
5,000	Series F, Rev., FSA, 5.000%, 03/15/14	5,582
7,265	New York State Environmental Facilities Corp., Environment, Series A, Rev., 5.250%, 12/15/19	8,256
2,055	New York State Environmental Facilities Corp., Municipal Water Financing Authority, Sub Series B, Rev., 5.000%, 06/15/14	2,298
	New York State Environmental Facilities Corp., State Revolving Funds, New York City Municipal Water Project, Clean Water & Drinking,
12,785	Series D, Rev., 5.375%, 06/15/12	13,937
8,325	Series D, Rev., 5.375%, 06/15/12	8,860
3,345	Sub Series E, Rev., 5.375%, 06/15/12	3,660
6,600	Sub Series E, Rev., 5.375%, 06/15/12	7,243
8,055	Sub Series E, Rev., 5.375%, 06/15/12	8,662
	New York State Thruway Authority,
2,050	Series A, Rev., 5.000%, 03/15/17	2,327
17,000	Series A, Rev., 5.250%, 03/15/19	19,375
3,850	New York State Thruway Authority, Highway & Bridge Trust Fund, Series A, Rev., FGIC, 5.250%, 04/01/10 (p)	4,043
	New York State Urban Development Corp.,
1,000	Series A-1, Rev., 5.000%, 12/15/17	1,136
1,500	Series A-1, Rev., 5.000%, 12/15/18	1,591
2,250	Series A-1, Rev., 5.000%, 12/15/18	2,354
5,100	New York State Urban Development Corp., Correctional Capital Facilities, Series A, Rev., FSA, 6.500%, 01/01/10	5,325
5,000	New York State Urban Development Corp., Service Contract, Series B, Rev., 5.250%, 07/01/18	5,062

SEE NOTES TO FINANCIAL STATEMENTS.

24   J.P. MORGAN TAX FREE FUNDS        FEBRUARY 28, 2009

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	New York — Continued
1,000	New York State Urban Development Corp., State Facilities, Rev., 5.600%, 04/01/15	1,138
2,500	Port Authority of New York & New Jersey, CONS, 93rd Series, Rev., 6.125%, 06/01/24	2,733
	Sales Tax Asset Receivables Corp.,
15,000	Series A, Rev., AMBAC, 5.250%, 10/15/14	15,516
3,850	Series A, Rev., FSA-CR MBIA, 5.000%, 10/15/14	4,153
3,000	Series A, Rev., MBIA-RE, 5.000%, 10/15/14	3,081
6,650	Series A, Rev., MBIA-RE, 5.250%, 10/15/14	7,427
4,840	State of New York, Unrefunded Balance, Series B, GO, 5.700%, 04/03/09	4,858
	Tobacco Settlement Financing Authority,
9,000	Series B-1C, Rev., 5.500%, 06/01/12	9,224
4,000	Series B-1C, Rev., 5.500%, 06/01/13	4,092
10,815	Tobacco Settlement Financing Authority, Asset-Backed, Series B, Rev., 5.000%, 06/01/11	11,264
10,000	Triborough Bridge & Tunnel Authority, General Purpose, Series B, Rev., 5.250%, 11/15/12	10,882
5,000	Westchester Tobacco Asset Securitization Corp., Capital Appreciation, Rev., Zero Coupon, 07/15/17 (p)	6,205
		454,192
	North Carolina — 1.1%
	Cabarrus County, Installment Financing Contract,
1,000	COP, 5.750%, 04/01/11	1,082
2,000	COP, 5.750%, 04/01/11	2,188
2,355	Series C, COP, 4.000%, 06/01/12	2,494
1,895	Series C, COP, 4.000%, 06/01/13	2,014
3,015	Durham County, Public Improvement, Series B, GO, 5.000%, 04/01/12	3,173
1,750	Gaston County, GO, FSA, 5.000%, 04/01/15	2,005
	Johnston County,
1,500	GO, MBIA-RE, 5.000%, 02/01/16	1,689
1,250	GO, MBIA-RE, 5.000%, 02/01/16	1,389
5,000	North Carolina Eastern Municipal Power Agency, Series A, Rev., Assured Guaranty, Ltd., 5.250%, 01/01/18	5,297
405	North Carolina Housing Finance Agency, Home Ownership, Series 1-B, Rev., 5.125%, 04/03/09	408
2,180	North Carolina Medical Care Commission, Mission Health Combined Group, Rev., 5.000%, 10/01/17	2,265
15,000	North Carolina Municipal Power Agency No 1, Catawba, Series A, Rev., 5.250%, 01/01/14	16,049
5,900	State of North Carolina, Highway, GO, 5.000%, 05/01/14	6,653
		46,706
	Ohio — 2.6%
3,000	American Municipal Power-Ohio, Inc., Series A, Rev., 5.000%, 02/01/11	2,994
35,485	Buckeye Tobacco Settlement Financing Authority, Asset-Backed, Turbo, Series A-2, Rev., 5.125%, 06/01/17	25,806
1,250	City of Cincinnati, GO, 5.375%, 12/01/10 (p)	1,343
3,000	City of Cleveland, Parking Facilities, Rev., FSA, 5.250%, 09/15/21	3,262
	City of Columbus,
1,800	Series 1, GO, 5.500%, 11/15/10 (p)	1,952
7,235	Series A, GO, 5.000%, 12/15/16	8,081
1,525	Cuyahoga Community College District, Series A, Rev., AMBAC, 5.000%, 12/01/12	1,629
1,510	Dublin City School District, Capital Appreciation Bonds, GO, MBIA-RE, FGIC, Zero Coupon, 12/01/15	1,190
1,115	Franklin County, Economic Development, Capitol South Community Urban, Rev., 5.500%, 06/01/09	1,116
5,510	Montgomery County, Catholic Health, Rev., 5.500%, 09/01/11 (p)	6,070
4,000	Montgomery County, Solid Waste, Rev., MBIA-RE, 5.500%, 04/03/09	4,011
355	Ohio Capital Corp. For Housing, Mortgage, Section 8 Assisted, Series M, Rev., FHA, 5.900%, 04/03/09	356
5,465	Ohio Housing Finance Agency, Residential Mortgage Backed Securities, Series A, Rev., AMT, 5.000%, 03/01/14	5,329
	Ohio State Building Authority, Adult Correctional Facilities,
4,000	Series A, Rev., 5.750%, 04/01/10 (p)	4,258
5,000	Series A, Rev., FSA, 5.500%, 10/01/11	5,444
305	Ohio State Water Development Authority, Rev., 9.375%, 06/01/09 (p)	328
1,530	Ohio State Water Development Authority, Water Quality, Rev., 5.000%, 06/01/11	1,655
	RiverSouth Authority, RiverFront Area Redevelopment,
1,745	Series A, Rev., 5.250%, 06/01/14	1,929
500	Series A, Rev., 5.250%, 06/01/14	548
2,490	Series A, Rev., 5.250%, 06/01/14	2,701
3,295	State of Ohio, Denison University 2007 Project, Rev., 5.000%, 11/01/17	3,666

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2009        J.P. MORGAN TAX FREE FUNDS   25

JPMorgan Intermediate Tax Free Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2009 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Ohio — Continued
9,000	State of Ohio, Highway Capital Improvements, Series H, GO, 5.000%, 05/01/12	10,011
	State of Ohio, Infrastructure Improvement,
3,200	Series D, GO, 5.000%, 03/01/14	3,503
3,360	Series D, GO, 5.000%, 03/01/14	3,640
1,530	Series D, GO, 5.000%, 03/01/14	1,641
2,060	Toledo-Lucas County Port Authority, Development, Northwest Bond Fund, Woodsage Project, Series B, Rev., 6.250%, 11/15/14	1,646
	Warrensville Height City School District, School Improvement,
1,000	GO, MBIA-RE, FGIC, 7.000%, 12/01/11	1,122
1,000	GO, MBIA-RE, FGIC, 7.000%, 12/01/12	1,156
1,075	GO, MBIA-RE, FGIC, 7.000%, 12/01/13	1,267
1,150	GO, MBIA-RE, FGIC, 7.000%, 12/01/14	1,373
		109,027
	Oklahoma — 0.0% (g)
1,470	Grand River Damn Authority, Series A, Rev., BHAC, 5.000%, 06/01/16	1,677
	Oregon — 0.6%
2,545	City of Portland, Sewer System, Second Lien, Series B, Rev., 5.000%, 06/15/18	2,636
3,000	Clackamas County Hospital Facility Authority, Legacy Health System, Rev., 5.375%, 08/15/09	3,019
	Lane County School District No. 40-Creswell,
5,405	GO, School Board Guaranty, 6.000%, 06/15/10 (p)	5,759
470	Oregon State Bond Bank, Economic & Community Development, Series B, Rev., MBIA-RE, 5.300%, 04/03/09	481
	Oregon State Department of Administrative Services,
1,685	COP, 5.000%, 05/01/19	1,727
2,200	COP, 5.000%, 05/01/19	2,240
3,000	Oregon State Department of Transportation, Highway User Tax, Series A, Rev., 5.500%, 11/15/12 (p)	3,417
	Polk Marion & Benton School District No. 13J,
2,405	GO, FSA, 5.750%, 06/15/10 (p)	2,555
1,845	Washington County, GO, 5.500%, 06/01/11 (p)	2,016
1,050	Washington County Unified Sewerage Agency, Sewer, Sub Lien, Series 1, Rev., MBIA-RE, FGIC, 5.750%, 10/01/11	1,139
		24,989
	Pennsylvania — 2.5%
8,070	Allegheny County, Series C-57, GO, MBIA-RE, FGIC, 5.250%, 11/01/13	8,903
	Allegheny County Hospital Development Authority, University of Pittsburgh Medical Center,
3,000	Series A, Rev., 4.000%, 09/01/11	3,053
5,000	Series A, Rev., 5.000%, 09/01/16	5,249
2,150	Series A, Rev., 5.000%, 09/01/18	2,236
5,000	Series B, Rev., 5.000%, 06/15/14	5,093
5,000	Allegheny County Sanitation Authority, Sewer, Rev., MBIA-RE, 5.375%, 12/01/11	5,214
	Altoona Area School District,
1,465	GO, FSA, 4.000%, 12/01/15	1,494
1,000	GO, FSA, 4.000%, 12/01/15	1,006
1,000	GO, FSA, 4.125%, 12/01/15	999
3,705	Commonwealth of Pennsylvania, Fourth Series, GO, 5.000%, 07/01/13	4,160
	Commonwealth of Pennsylvania, Second Series,
2,430	GO, 5.000%, 01/01/16	2,644
5,000	Series A, GO, 5.000%, 08/01/11	5,422
4,550	Delaware Valley Regional Financial Authority, Series A, Rev., AMBAC, 5.500%, 08/01/28	4,710
2,475	Delaware Valley School District, GO, FSA, 4.000%, 11/15/11	2,610
	Octorara Area School District,
3,620	Series B, GO, FSA, 4.000%, 06/01/19 (w)	3,673
3,905	Series B, GO, FSA, 4.000%, 06/01/19 (w)	3,890
3,780	Series B, GO, FSA, 4.250%, 06/01/19 (w)	3,775
3,230	Series B, GO, FSA, 4.250%, 06/01/19 (w)	3,175
1,415	Series B, GO, FSA, 5.000%, 06/01/16 (w)	1,604
505	Series B, GO, FSA, 5.000%, 06/01/17 (w)	573
1,635	Series B, GO, FSA, 5.000%, 06/01/18 (w)	1,848
210	Parkland School District, GO, MBIA-RE, FGIC, 5.375%, 09/01/15	234
	Pennsylvania Higher Education Assistance Agency,
1,793	Rev., 4.640%, 04/30/09 (i)	1,798
800	Rev., MBIA, 6.125%, 12/15/10 (p)	871
5,000	Pennsylvania Higher Educational Facilities Authority, Series A, Rev., 5.000%, 09/01/19 (w)	5,747
1,550	Pennsylvania Housing Finance Agency, Single Family Mortgage, Series 67-A, Rev., AMT, 5.500%, 09/01/09	1,563
	Pennsylvania Turnpike Commission,
4,730	Series A, Rev., Assured Guaranty, Ltd., 5.000%, 06/01/19	5,093
4,520	Series A, Rev., Assured Guaranty, Ltd., 5.000%, 06/01/19	4,792

SEE NOTES TO FINANCIAL STATEMENTS.

26   J.P. MORGAN TAX FREE FUNDS        FEBRUARY 28, 2009

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Pennsylvania — Continued
3,000	Philadelphia Authority for Industrial Development, Academy of National Sciences, Rev., 4.900%, 01/01/18 (i)	3,026
5,000	Sayre Health Care Facilities Authority, Guthrie Health, Rev., VAR, 2.256%, 06/01/09	2,425
	State Public School Building Authority, Delaware County Community College Project,
1,400	Rev., FSA, 5.000%, 04/01/18	1,465
1,065	Rev., FSA, 5.000%, 04/01/18	1,097
1,000	Rev., FSA, 5.000%, 04/01/18	1,022
	West Mifflin Area School District,
2,065	GO, FSA, 5.000%, 10/01/18	2,110
2,000	GO, FSA, 5.000%, 10/01/18	2,029
2,000	GO, FSA, 5.375%, 10/01/18	2,072
500	GO, FSA, 5.500%, 10/01/18	532
		107,207
	Puerto Rico — 1.0%
3,500	Children’s Trust Fund, Tobacco Settlement, Rev., 5.750%, 07/01/10 (p)	3,710
	Commonwealth of Puerto Rico,
4,800	GO, AMBAC-TCRS, 7.000%, 07/01/10	4,989
5,500	GO, MBIA-RE-IBC, 5.500%, 07/01/09	5,552
	Puerto Rico Highway & Transportation Authority,
2,500	Series AA, Rev., MBIA-RE, 5.500%, 07/01/18	2,382
3,000	Series AA, Rev., VAR, FSA, 5.000%, 07/01/10	2,990
1,935	Series G, Rev., 5.000%, 07/01/13 (p)	2,192
3,000	Puerto Rico Municipal Finance Agency, Series C, GO, CIFG, 5.250%, 08/01/20	2,804
5,000	Puerto Rico Public Buildings Authority, Rev., CIFG-TCRS, 5.250%, 07/01/12 (p)	5,474
10,000	Puerto Rico Public Finance Corp., Series E, Rev., CIFG-TCRS, FSA-CR, 6.000%, 08/01/26 (p)	11,600
		41,693
	South Carolina — 1.7%
2,810	Charleston County, Public Improvement, GO, 6.125%, 09/01/09	2,906
2,395	Charleston County, Transition Sales Tax, GO, 5.000%, 11/01/15	2,550
	Charleston Educational Excellence Finance Corp., Charleston County School District Project,
4,105	Rev., 5.000%, 12/01/14	4,434
5,500	Rev., 5.000%, 12/01/14	5,809
3,000	Rev., 5.000%, 12/01/14	3,145
2,500	Rev., 5.000%, 12/01/14	2,598
4,610	City of Charleston, Waterworks & Sewer, Refinancing & Capital Improvement, Series A, Rev., 5.000%, 01/01/16	4,797
5,560	Greenville County School District, Building Equity Sooner Tomorrow, Rev., 5.500%, 12/01/12 (p)	6,373
8,125	Piedmont Municipal Power Agency, Electric, Unrefunded Balance, Rev., FGIC, 6.750%, 01/01/20	9,388
	South Carolina Jobs & EDA, Hospital Facilities, Georgetown Memorial Hospital,
1,215	Rev., AMBAC, 5.500%, 11/01/09	1,231
825	Rev., RADIAN, 5.250%, 02/01/11	847
	South Carolina Jobs & EDA, Hospital Facilities, Improvement, Palmetto Health Alliance,
3,780	Series A, Rev., 7.000%, 12/15/10 (p)	4,037
3,000	Series A, Rev., 7.125%, 12/15/10 (p)	3,343
	State of South Carolina Public Service Authority,
4,795	Series A, Rev., AMBAC, 5.000%, 01/01/14	4,913
2,705	Series D, Rev., FSA, 5.000%, 01/01/13	2,918
10,310	State of South Carolina, State School Facilities, Series A, GO, 4.250%, 01/01/10	10,575
5,000	Tobacco Settlement Revenue Management Authority, Rev., 5.000%, 04/03/09	4,750
		74,614
	South Dakota — 0.0% (g)
1,058	Heartland Consumers Power District, Rev., 6.375%, 01/01/16 (p)	1,215
	Tennessee — 1.0%
1,910	City of Lawrenceburg, Electric, Rev., MBIA-RE, 6.625%, 07/01/18	2,316
	City of Memphis, General Improvement,
4,475	GO, MBIA-RE-IBC, 5.250%, 11/01/13	5,033
4,125	Series A, GO, MBIA-RE, 5.000%, 11/01/15	4,557
1,195	Municipal Energy Acquisition Corp., Gas, Rev., FSA, 4.125%, 03/01/09	1,195
10,000	Shelby County, Public Improvement, Series A, GO, 5.625%, 04/01/10 (p)	10,530
7,285	Tennergy Corp., Gas, Rev., MBIA, 5.000%, 06/01/09 (p)	7,369
12,000	Tennessee Energy Acquisition Corp., Series A, Rev., 5.000%, 09/01/13	10,428
		41,428
	Texas — 7.1%
2,000	Allen Independent School District, GO, PSF-GTD, 5.000%, 02/15/15	2,094
	Alvin Independent School District,
3,205	Rev., 3.600%, 02/15/22 (i)	3,239

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2009        J.P. MORGAN TAX FREE FUNDS   27

JPMorgan Intermediate Tax Free Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2009 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Texas — Continued
3,375	Rev., 3.600%, 02/15/23 (i)	3,411
4,000	Bell County, Limited Tax, GO, 5.000%, 02/15/12	4,281
440	Carroll Independent School District, Capital Appreciation, Unrefunded Balance, GO, PSF-GTD, Zero Coupon, 04/03/09	339
440	Cedar Hill Independent School District, Capital Appreciation, GO, PSF-GTD, Zero Coupon, 08/15/09 (p)	366
405	Cedar Hill Independent School District, Capital Appreciation, Unrefunded Balance, GO, PSF-GTD, Zero Coupon, 08/15/09	335
50	Central Texas Housing Finance Corp., Single Family Mortgage, GNMA Mortgage Program, Rev., GNMA COLL, FHA/VA, 8.200%, 04/01/22	52
1,285	City of Austin, Capital Appreciation, Rev., MBIA-RE, FGIC, Zero Coupon, 05/15/17	908
4,500	City of Austin, Electric Utilities System, Rev., MBIA-RE, 5.250%, 05/15/13	4,918
	City of Cedar Park,
1,055	GO, FSA, 4.125%, 02/15/17	1,077
1,055	GO, FSA, 4.250%, 02/15/17	1,068
1,055	GO, FSA, 4.375%, 02/15/17	1,063
1,175	GO, FSA, 4.500%, 02/15/17	1,168
1,055	GO, FSA, 4.700%, 02/15/17	1,048
1,430	GO, FSA, 4.700%, 02/15/17	1,407
3,595	City of Dallas, Waterworks & Sewer System, Rev., FSA, 5.375%, 04/01/13 (p)	4,098
1,405	City of Dallas, Waterworks & Sewer System, Unrefunded Balance, Rev., FSA, 5.375%, 04/01/13	1,526
1,975	City of El Paso, GO, MBIA-RE, 5.000%, 08/15/15	2,004
4,715	City of Garland, Series A, GO, 5.000%, 02/15/18	4,890
	City of Houston, Utilities Systems, First Lien,
1,000	Series A, Rev., FSA, 5.000%, 11/15/17	1,090
1,000	Series A, Rev., FSA, 5.000%, 11/15/17	1,072
3,000	Series A, Rev., MBIA-RE, 5.250%, 05/15/14	3,352
6,140	Series A, Rev., MBIA-RE, 5.250%, 05/15/14	6,228
	City of Sachse,
1,000	GO, Assured Guaranty, Ltd., 5.000%, 02/15/19	1,029
1,000	GO, Assured Guaranty, Ltd., 5.000%, 02/15/19	1,007
1,000	GO, Assured Guaranty, Ltd., 5.125%, 02/15/19	1,005
	City of Southlake,
2,050	GO, AMBAC, 5.000%, 02/15/13	2,184
1,695	GO, AMBAC, 5.000%, 02/15/13	1,789
2,740	GO, AMBAC, 5.000%, 02/15/13	2,845
2,340	GO, AMBAC, 5.000%, 02/15/13	2,427
5,000	Coastal Bend Health Facilities Development Corp., Rev., AMBAC, 5.929%, 11/15/13 (p)	5,889
3,645	Coppell Independent School District, Capital Appreciation, GO, PSF-GTD, Zero Coupon, 08/15/09 (p)	2,430
1,560	Coppell Independent School District, Capital Appreciation, Unrefunded Balance, GO, PSF-GTD, Zero Coupon, 08/15/09	1,037
	Dallas Area Rapid Transit, Senior Lien,
5,000	Rev., 5.000%, 12/01/18	5,449
10,000	Rev., AMBAC, 5.000%, 12/01/16	10,839
	Deer Park Independent School District, Limited Tax,
1,000	GO, FSA, 5.000%, 02/15/16	1,129
1,000	GO, FSA, 5.000%, 02/15/17	1,131
	El Paso County Community College District,
4,265	Rev., MBIA-RE, 5.000%, 04/01/17	4,516
3,380	Rev., MBIA-RE, 5.000%, 04/01/17	3,528
1,500	Granbury Independent School District, GO, PSF-GTD, 5.000%, 08/01/15	1,571
	Granbury Independent School District, Capital Appreciation,
2,610	GO, PSF-GTD, Zero Coupon, 08/01/11	2,488
2,625	GO, PSF-GTD, Zero Coupon, 08/01/12	2,433
	Harris County Flood Control District,
10,000	GO, 5.250%, 10/01/13 (p)	11,312
7,545	Series A, GO, 5.250%, 10/01/14 (p)	8,765
	Harris County Health Facilities Development Corp., Hermann Memorial Healthcare System,
5,000	Series B, Rev., 7.200%, 12/01/14	5,216
7,345	Series B, Rev., 7.200%, 12/01/14	7,627
5,000	Harris County Hospital District, Rev., MBIA, 6.000%, 08/15/10 (p)	5,326
4,115	Harris County, Houston Sports Authority, Capital Appreciation, Junior Lien, Series B, Rev., MBIA-RE, Zero Coupon, 04/03/09	3,389
1,250	Harris County, Toll Road, Sub Lien, Series A, GO, MBIA-RE, 6.500%, 08/15/13	1,474
1,100	Hays Consolidated Independent School District, Capital Appreciation, GO, PSF-GTD, Zero Coupon, 08/15/11 (p)	994
3,885	Houston Independent School District, Public Facilities Corp. Lease, Capital Appreciation, Cesar E. Chavez, Series A, Rev., AMBAC, Zero Coupon, 09/15/12	3,559
	Irving Independent School District,
2,000	GO, PSF-GTD, 5.250%, 02/15/13	2,249
2,000	GO, PSF-GTD, 5.250%, 02/15/14	2,274

SEE NOTES TO FINANCIAL STATEMENTS.

28   J.P. MORGAN TAX FREE FUNDS        FEBRUARY 28, 2009

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Texas — Continued
1,180	Katy Independent School District, Series A, GO, PSF-GTD, 5.000%, 02/15/11	1,264
1,900	La Joya Independent School District, GO, PSF-GTD, 5.000%, 02/15/16	2,120
6,720	Leander Independent School District, GO, PSF-GTD, Zero Coupon, 08/15/09	5,282
	Lewisville Independent School District,
1,000	GO, 5.000%, 08/15/17	1,131
1,000	GO, 5.000%, 02/15/19	1,111
3,000	GO, 5.000%, 02/15/19	3,274
2,530	Longview Independent School District, School Building, GO, PSF-GTD, 5.000%, 08/15/18	2,818
3,870	Longview Independent School District, School Building, Capital Appreciation, GO, PSF-GTD, Zero Coupon, 02/15/17	2,930
4,490	Lower Colorado River Authority, Transmission Services, Series A, Rev., MBIA-RE, 5.000%, 05/15/16	4,536
4,000	Lubbock Health Facilities Development Corp., Methodist Hospital, Series B, Rev., AMBAC, 6.750%, 12/01/10 (p)	4,388
2,400	Midland College District, GO, MBIA-RE, FGIC, 5.000%, 02/15/15	2,522
	North East Independent School District, Capital Appreciation, School Building,
7,500	Series A, GO, PSF-GTD, Zero Coupon, 08/01/12	6,950
5,000	Series A, GO, PSF-GTD, Zero Coupon, 08/01/13	4,483
7,850	Series A, GO, PSF-GTD, Zero Coupon, 08/01/15	6,442
2,290	North Texas Municipal Water District, Rev., 5.000%, 06/01/18	2,356
	Pasadena Independent School District, School Building,
1,000	GO, PSF-GTD, 4.750%, 02/15/17	1,058
3,080	GO, PSF-GTD, 4.750%, 02/15/17	3,214
1,105	GO, PSF-GTD, 5.000%, 02/15/17	1,270
	Pearland Independent School District,
7,500	Series 2001-B, Rev., 3.530%, 02/15/24 (i)	7,668
7,500	Series 2001-B, Rev., 3.530%, 02/15/25 (i)	7,668
2,505	Richardson Independent School District, GO, PSF-GTD, 5.000%, 02/15/14	2,629
7,500	State of Texas, Series A, GO, 6.000%, 10/01/09	7,739
	State of Texas, Public Finance Authority,
3,900	GO, 5.000%, 10/01/12	4,210
1,000	Series A, GO, 5.500%, 10/01/11	1,090
	Tarrant County Cultural Education Facilities Finance Corp., Health Resources,
3,500	Series A, Rev., 5.000%, 02/15/17	3,623
2,690	Series A, Rev., 5.000%, 02/15/17	2,756
5,000	Tarrant Regional Water District, Rev., FSA, 5.375%, 03/01/13	5,508
5,200	Texas Municipal Power Agency, Rev., MBIA-RE, 5.500%, 09/01/10	5,474
3,000	Texas Public Finance Authority, State Preservation Board Projects, Series B, Rev., AMBAC, 5.000%, 08/01/14	3,303
3,640	Texas State Turnpike Authority, Rev., MBIA-RE, FGIC, 5.500%, 04/03/09	3,683
1,700	Texas Tech University, Improvements, Financing System, Series 6, Unrefunded Balance, Rev., AMBAC, 5.250%, 04/03/09	1,709
	Texas Water Development Board, State Revolving Fund, Senior Lien,
3,000	Series A, Rev., 5.250%, 04/03/09	3,011
3,750	Series A, Rev., 5.625%, 07/15/10	3,933
3,390	University of North Texas, Financing System, Series A, Rev., MBIA-RE, FGIC, 5.000%, 04/15/12	3,446
	University of Texas,
12,000	Series A, Rev., 5.250%, 08/15/18	13,740
2,000	Series A, Rev., 5.250%, 08/15/18	2,248
5,000	Series B, Rev., 5.000%, 07/01/14 (p)	5,721
		304,253
	Utah — 0.3%
1,315	Davis County School District, School Building Guarantee Program, GO, 5.000%, 06/01/13	1,472
	Intermountain Power Agency, Utah Power Supply,
3,145	Series A, Rev., MBIA-IBC, 6.150%, 03/30/09 (p)	3,248
3,800	Series B, Rev., MBIA-RE, 6.500%, 07/01/10	4,029
2,840	Salt Lake City, GO, 5.500%, 06/15/10 (p)	3,008
1,700	Salt Lake City Municipal Building Authority, Series B, Rev., AMBAC, 5.500%, 10/15/09 (p)	1,771
10	Salt Lake City, Unrefunded Balance, GO, 5.500%, 06/15/10	11
		13,539
	Vermont — 0.1%
3,995	City of Burlington, Electric, Series A, Rev., MBIA-RE, 6.375%, 07/01/09	4,055
	Virgin Islands — 0.0% (g)
925	Virgin Islands Public Finance Authority, Gross Receipts, Tax Lien Notes, Series A, Rev., 5.625%, 10/01/10	955
	Virginia — 0.7%
	Loudoun County, Public Improvements,
4,300	Series A, GO, 5.000%, 11/01/12 (p)	4,818

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2009        J.P. MORGAN TAX FREE FUNDS   29

JPMorgan Intermediate Tax Free Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2009 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Virginia — Continued
2,425	Series B, GO, 5.000%, 12/01/15	2,811
	Virginia College Building Authority, Public Higher Education Financing Program,
1,555	Series A, Rev., 5.000%, 09/01/14	1,769
1,000	Series A, Rev., 5.000%, 09/01/15	1,146
500	Series A, Rev., 5.000%, 09/01/16	575
	Virginia Commonwealth Transportation Board, Oak Grove Connector,
1,465	Series A, Rev., 5.000%, 05/15/16	1,670
1,495	Series A, Rev., 5.000%, 05/15/16	1,683
1,835	Series A, Rev., 5.000%, 05/15/16	2,038
1,520	Series A, Rev., 5.000%, 05/15/16	1,663
2,015	Series A, Rev., 5.000%, 05/15/16	2,182
	Virginia Commonwealth Transportation Board, Transportation District Program,
1,305	Series B, Rev., 5.000%, 05/15/16	1,466
1,260	Series B, Rev., 5.000%, 05/15/16	1,397
5,265	Virginia Public School Authority, Series B, Rev., 5.000%, 08/01/13	5,946
		29,164
	Washington — 2.9%
21,835	Chelan County Public Utility District No 1, Capital Appreciation, Series A, Rev., MBIA-RE, Zero Coupon, 06/01/22	10,914
1,315	City of Seattle, GO, 5.000%, 12/01/13	1,484
10,000	City of Seattle, Improvements, Rev., FSA, 5.500%, 03/01/11	10,597
4,590	City of Seattle, Power, Rev., 5.625%, 12/01/10	4,868
	Cowlitz County Public Utility District No. 1, Electric Distribution System,
1,105	Rev., AMBAC, 5.000%, 09/01/10 (p)	1,170
490	Rev., AMBAC, 5.000%, 09/01/11 (p)	534
	Cowlitz County Public Utility District No. 1, Electric Distribution System, Unrefunded Balance,
1,240	Rev., AMBAC, 5.000%, 09/01/10	1,296
765	Rev., AMBAC, 5.000%, 09/01/11	816
41,000	Energy Northwest Electric, Columbia Generating Station, Series B, Rev., MBIA-RE, 5.500%, 07/01/09	41,669
3,800	Energy Northwest, Washington State Public Power Supply, Series A, Rev., 5.750%, 07/01/09	3,866
5,000	Energy Northwest, Washington State Public Power Supply, Capital Appreciation, Series B, Rev., Zero Coupon, 07/01/09	4,982
	Grant County Public Utility District No. 2-Priest Rapids,
1,230	Series G, Rev., MBIA, 5.250%, 04/03/09 (p)	1,319
13,995	Series H, Rev., FSA, 5.375%, 01/01/12	15,061
3,000	Kitsap County School District No. 400-North Kitsap, GO, School Board Guaranty, 5.000%, 06/01/11 (p)	3,243
1,300	Port Grays Harbor, Rev., 6.375%, 12/01/09	1,311
5,140	Snohomish County School District No. 6-Mukilteo, GO, MBIA-RE FGIC, 5.700%, 12/01/12	5,713
3,525	Spokane & Whitman Counties School District No. 360-316 Cheney, GO, School Board Guaranty, 5.600%, 12/01/10	3,747
	State of Washington,
4,500	Series B & AT-7, GO, 6.400%, 06/01/17	5,424
4,000	Series C, GO, 5.500%, 07/01/09	4,068
3,450	Washington Health Care Facilities Authority, Multicare Health System, Series A, Rev., FSA, 5.250%, 08/15/18	3,451
		125,533
	West Virginia — 0.2%
1,575	Harrison County, County Commission, Single Family Housing, Series A, SO, 6.250%, 05/15/10 (p)	1,647
4,000	Kanawha-Putnam County, Single Family Housing, Compound Interest-1984, Series A, Rev., Zero Coupon, 12/01/16 (p)	3,081
70	Monongalia County, Single Family Housing, Rev., 7.200%, 09/01/09 (p)	75
	West Virginia State Higher Education Interim Governing Board University, Marshall University,
1,235	Series A, Rev., MBIA-RE, FGIC, 5.250%, 05/01/11	1,298
1,000	Series A, Rev., MBIA-RE, FGIC, 5.250%, 05/01/11	1,042
1,020	Series A, Rev., MBIA-RE, FGIC, 5.250%, 05/01/11	1,060
		8,203
	Wisconsin — 1.9%
3,000	Fond Du Lac School District, GO, FGIC, 5.750%, 04/01/10 (p)	3,159
	Milwaukee County, Corporate Purpose,
5,150	Series A, GO, 5.625%, 09/01/09 (p)	5,284
	State of Wisconsin,
1,000	GO, 6.250%, 05/01/11	1,098
1,000	GO, 6.250%, 05/01/12	1,132
6,275	Series 1, GO, 5.500%, 11/01/11	6,913
24,500	Series 1, GO, MBIA-RE, 5.000%, 05/01/15	27,093
7,905	Series 1, GO, MBIA-RE, 5.250%, 05/01/14	8,954
5,000	Series 1, GO, MBIA-RE, 5.250%, 05/01/15	5,713
4,450	Series 3, GO, 5.200%, 11/01/09	4,587
3,200	State of Wisconsin, Clean Water, Series 1, Rev., 5.100%, 06/01/12	3,314

SEE NOTES TO FINANCIAL STATEMENTS.

30   J.P. MORGAN TAX FREE FUNDS        FEBRUARY 28, 2009

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Wisconsin — Continued
	Wisconsin Health & Educational Facilities Authority, Carthage College Project,
6,250	Rev., 5.700%, 05/01/14	6,602
6,250	Rev., 5.950%, 05/01/19	6,766
		80,615
	Total Long-Term Investments (Cost $3,827,018)	3,935,052

SHARES	SECURITY DESCRIPTION	VALUE($)
Short-Term Investment — 7.7%
	Investment Company — 7.7%
332,406	JPMorgan Tax Free Money Market Fund, Institutional Class Shares, 0.680% (b) (l) (Cost $332,406)	332,406
	Total Investments — 99.7% (Cost $4,159,424)	4,267,458
	Other Assets in Excess of Liabilities — 0.3%	11,193
	NET ASSETS — 100.0%	$4,278,651

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2009        J.P. MORGAN TAX FREE FUNDS   31

JPMorgan New York Tax Free Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2009

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION (t)	VALUE($)
Long-Term Investments — 94.2%
	Municipal Bonds — 94.2%
	Arizona — 0.1%
830	Arizona Health Facilities Authority, Catholic Healthcare West, Series A, Rev., 6.125%, 07/01/09 (p)	846
	California — 0.8%
1,500	Metropolitan Water District of Southern California, Series B, Rev., 5.000%, 07/01/18	1,640
2,000	Pasadena Area Community College District, Election of 2002, Series C, GO, AMBAC, Zero Coupon, 08/01/11	1,896
2,500	Santa Monica Community College District, Election of 2007, Series C, GO, MBIA-RE, FGIC, Zero Coupon, 08/01/13	2,217
		5,753
	Colorado — 0.4%
3,000	Denver City & County Apartments, Series B, Rev., AMT, MBIA-RE, FGIC, 5.000%, 11/15/11	3,080
	District of Columbia — 0.2%
1,500	District of Columbia, COP, MBIA-RE, FGIC, 5.000%, 01/01/16	1,546
	Florida — 0.2%
980	Sunrise Excise Tax & Special Assessment, Utilities Systems, Series A, Rev., AMBAC, 5.500%, 10/01/15	1,095
	Georgia — 0.2%
1,965	Main Street Natural Gas, Inc., Series A, Rev., 5.500%, 09/15/22	1,541
	Hawaii — 0.1%
800	Honolulu City & County Board of Water Supply, Series B, Rev., AMT, MBIA-RE, 5.250%, 07/01/16	785
	Louisiana — 0.2%
1,500	City of Shreveport, Series B, GO, MBIA-RE, 5.250%, 03/01/17	1,635
	Massachusetts — 1.0%
5,000	Massachusetts Bay Transportation Authority, Assessment, Series A, Rev., 5.000%, 07/01/14 (p)	5,724
2,000	Massachusetts Bay Transportation Authority, Capital Appreciation, Series A-2, Rev., Zero Coupon, 07/01/17	1,116
		6,840
	Michigan — 0.3%
2,115	Michigan State Housing Development Authority, Series A, Rev., AMT, 4.250%, 12/01/11	2,150
	New Jersey — 0.8%
	Hudson County Improvement Authority, Capital Appreciation,
1,105	Series A-1, Rev., MBIA-RE, Zero Coupon, 12/15/17	754
1,435	Series A-1, Rev., MBIA-RE, Zero Coupon, 12/15/18	919
3,500	New Jersey EDA, Motor Vehicle, Series A, Rev., MBIA-RE, 5.250%, 07/01/14	3,796
		5,469
	New York — 85.9%
1,020	Allegany County Industrial Development Agency, Alfred University, Civic Facilities, Rev., MBIA-RE, 5.250%, 04/03/09 (m)	1,043
	Amherst IDA, Faculty-Student Housing Corp.,
1,175	Series A, Rev., AMBAC, 5.500%, 08/01/11 (m)	1,267
1,000	Series B, Rev., AMBAC, 5.500%, 11/01/11	1,079
1,290	Series B, Rev., AMBAC, 5.750%, 08/01/10 (m)	1,351
150	Arkport Central School District, GO, FSA, 5.200%, 06/15/09	152
500	Attica Central School District, GO, FSA, 5.000%, 06/15/10	527
6,695	Babylon Industrial Development Agency, Winthrop S. Nassau University East, Inc. Project, Series A, Rev., AMBAC, 6.625%, 08/01/09 (p)	6,932
1,040	Beacon City School District, GO, MBIA, 5.500%, 07/15/09	1,070
650	Brentwood Union Free School District, GO, FSA, 5.625%, 06/15/09	667
	Brockport Central School District,
1,660	GO, MBIA-RE, FGIC, 5.500%, 06/15/13	1,889
1,100	GO, MBIA-RE, FGIC, 5.500%, 06/15/14	1,264
1,660	GO, MBIA-RE, FGIC, 5.500%, 06/15/15	1,931
685	GO, MBIA-RE, FGIC, 5.750%, 06/15/17	803
450	Bronxville Union Free School District, GO, 5.250%, 10/15/10	481
	Burnt Hills-Ballston Lake Central School District,
590	GO, MBIA-RE, FGIC, 5.400%, 07/15/09	604
305	GO, MBIA-RE, FGIC, 5.500%, 07/15/09	312
375	GO, MBIA-RE, FGIC, 5.500%, 07/15/09	385
1,450	Byram Hills Central School District, GO, 5.000%, 11/15/10 (p)	1,563
1,000	Canandaigua City School District, Series A, GO, FSA, 5.375%, 04/01/12	1,097
	Chenango Forks Central School District,
250	GO, FGIC, 5.625%, 06/15/09	256
850	GO, FGIC, 5.700%, 06/15/09	872

SEE NOTES TO FINANCIAL STATEMENTS.

32   J.P. MORGAN TAX FREE FUNDS        FEBRUARY 28, 2009

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	New York — Continued
	Clarkstown Central School District,
605	GO, FSA, 5.000%, 04/15/13	675
255	GO, FSA, 5.250%, 04/15/14	288
3,155	Cleveland Hill Union Free School District, GO, MBIA-RE, FGIC, 5.500%, 10/15/09	3,256
2,490	Erie County Industrial Development Agency, City of Buffalo Project, Rev., FSA, 5.000%, 05/01/13	2,680
2,500	Erie County Industrial Development Agency, City School District, Buffalo Project, Series A, Rev., FSA, 5.750%, 05/01/18	2,719
1,650	Erie County, Public Improvement, Series A, GO, MBIA-RE, FGIC, 5.000%, 09/01/12 (i)	1,671
285	Fayetteville-Manlius Central School District, GO, MBIA-RE, FGIC, 5.000%, 06/15/12	312
	Goshen Central School District,
1,050	GO, MBIA-RE, FGIC, 5.000%, 06/15/16	1,182
1,050	GO, MBIA-RE, FGIC, 5.000%, 06/15/17	1,180
1,000	GO, MBIA-RE, FGIC, 5.000%, 06/15/19	1,107
1,240	Half Hollow Hills Central School District, GO, XLCA, 5.000%, 06/15/18	1,385
1,000	Ilion Central School District, Series B, GO, MBIA-RE, FGIC, 5.000%, 06/15/12	1,083
70	Irvington Union Free School District, GO, FSA, 5.000%, 04/01/11	76
1,525	Lindenhurst Union Free School District, GO, FGIC, 5.250%, 07/15/09 (p)	1,568
	Long Island Power Authority, Electric Systems,
5,250	Series A, Rev., FSA, 5.500%, 12/01/12 (p)	5,960
1,875	Series A, Rev., FSA, 5.500%, 12/01/13 (p)	2,175
2,500	Series A, Rev., MBIA-RE, FGIC, 5.000%, 06/01/16	2,548
2,000	Series B, Rev., 5.625%, 04/01/19	2,085
1,000	Series D, Rev., MBIA-RE, 5.000%, 09/01/16	1,046
3,000	Series E, Rev., BHAC-CR, FGIC, 5.000%, 12/01/16	3,224
1,000	Series E, Rev., MBIA-RE, FGIC, 5.000%, 12/01/16	1,034
5,000	Long Island Power Authority, Electric Systems, Capital Appreciation, Series A, Rev., FSA, Zero Coupon, 06/01/21	2,841
805	Mahopac Central School District, Series B, GO, MBIA, 5.600%, 06/15/10	850
	Massapequa Union Free School District,
2,180	Series A, GO, FSA, 5.375%, 06/15/10	2,330
2,485	Series A, GO, FSA, 5.400%, 06/15/10	2,656
3,135	Series A, GO, FSA, 5.700%, 06/15/10	3,364
2,000	Metropolitan Transportation Authority, Series 2008C, Rev., 6.250%, 11/15/18	2,246
	Metropolitan Transportation Authority, Dedicated Tax Fund,
10,860	Series A, Rev., FGIC, 4.750%, 10/01/15 (p)	12,522
5,400	Series A, Rev., MBIA, 6.250%, 04/01/11 (p)	5,967
1,000	Series A, Rev., MBIA-RE, FGIC, 5.250%, 11/15/17	1,103
	Metropolitan Transportation Authority, Service Contract,
16,920	Series A, Rev., 5.750%, 07/01/16	19,178
4,750	Series A, Rev., FSA-CR, 5.750%, 01/01/18	5,448
1,000	Metropolitan Transportation Authority, Transportation Facilities, Series F, Rev., 5.000%, 11/15/15	1,069
	Monroe County, Public Improvement,
1,050	GO, 6.000%, 03/01/13	1,149
1,030	GO, MBIA-RE, FGIC, 5.000%, 03/01/12	1,063
100	GO, MBIA-RE, FGIC, 5.000%, 03/01/12	102
335	GO, MBIA-RE-IBC, 6.000%, 03/01/15	373
1,000	GO, MBIA-RE-IBC, 6.000%, 03/01/18	1,120
280	Monroe Woodbury Central School District, GO, FSA, 5.000%, 04/15/14	314
1,000	Nassau County, Series C, GO, FSA, 5.000%, 07/01/18	1,051
	Nassau County Sewer & Storm Water Finance Authority,
870	Series B, Rev., MBIA-RE, 5.000%, 10/01/14	909
700	Series B, Rev., MBIA-RE, 5.000%, 10/01/14	725
450	New Rochelle City School District, Series A, GO, FSA, 5.000%, 12/15/10	480
	New York City,
3,000	Series A-1, GO, 5.250%, 08/15/18	3,025
4,000	Series B, GO, FGIC-TCRS, 5.750%, 08/01/12	4,458
2,000	Series B, Sub Series B-1, GO, 5.250%, 09/01/18	1,999
3,000	Series C, GO, 5.000%, 01/01/17	3,060
5,000	Series D, GO, 5.000%, 02/01/17	5,308
5,000	Series E, GO, FSA, 5.000%, 11/01/14	5,530
2,640	Series E, GO, MBIA-RE-IBC, 5.750%, 08/01/12	2,895
2,500	Series G, GO, 5.000%, 12/01/14	2,557
3,000	Series G, GO, 5.000%, 02/01/16	3,046
3,000	Series H, GO, 5.000%, 08/01/14	3,152
5,000	Series J, GO, MBIA-RE, 5.250%, 05/15/14	5,217
1,000	Series J, Sub Series J-1, GO, FSA, 5.000%, 06/01/16	1,034
2,500	Series P, GO, MBIA-RE, 5.000%, 08/01/15	2,646
3,535	Sub Series F-1, GO, XLCA, 5.000%, 09/01/15	3,620

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2009        J.P. MORGAN TAX FREE FUNDS   33

JPMorgan New York Tax Free Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2009 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	New York — Continued
3,000	Sub Series L-1, GO, 5.000%, 04/01/18	2,996
4,330	Sub Series L-1, GO, 5.000%, 04/01/18	4,229
2,000	New York City Housing Development Corp., Capital Funding, Series A, Rev., MBIA-RE, FGIC, 5.000%, 07/01/15	2,055
	New York City Industrial Development Agency, Civic Facility Revenue, USTA National Tennis Center, Inc. Project,
1,640	Series A, Rev., FSA, 5.000%, 05/15/13	1,761
750	Series A, Rev., FSA, 5.000%, 05/15/13	806
	New York City Municipal Water Finance Authority,
3,000	Series AA, Rev., 5.000%, 06/15/18	3,131
7,355	Series B, Rev., 5.000%, 06/15/14	7,825
1,500	Series B, Rev., 5.000%, 06/15/14	1,613
5,330	New York City Municipal Water Finance Authority, 2nd Generation Resolution, Series BB, Rev., 5.000%, 06/15/16	5,720
3,000	New York City Municipal Water Finance Authority, Water & Sewer System, Series A, Rev., FGIC, 5.750%, 06/15/09 (p)	3,075
1,000	New York City Transit Authority, Metropolitan Transportation Authority, Triborough Bridge & Tunnel, Series A, COP, AMBAC, 5.625%, 01/01/10	1,035
3,000	New York City Transitional Finance Authority, Fiscal Year 2007, Series S-1, Rev., FGIC, FSA-CR, 5.000%, 01/15/17	3,111
1,500	New York City Transitional Finance Authority, Fiscal Year 2009, Series S-3, Rev., 5.000%, 01/15/19	1,520
	New York City Transitional Finance Authority, Future Tax Secured,
4,700	Series A, Rev., VAR, 5.500%, 11/01/11	4,969
1,000	Series B, Rev., 5.000%, 05/01/17	1,107
3,000	Series B, Rev., 5.000%, 05/01/17	3,219
8,000	Series B, Rev., 6.125%, 05/15/10 (p)	8,589
5,000	Sub Series C-1, Rev., 5.000%, 11/01/17	5,478
475	New York City Transitional Finance Authority, Future Tax Secured, Unrefunded Balance, Series B, Rev., 5.500%, 02/01/11	509
4,000	New York City, Fiscal Year 2008, Series A-1, GO, 5.000%, 08/01/17	4,198
	New York Local Government Assistance Corp.,
5,000	Series C, Rev., 5.000%, 04/01/14	5,600
2,000	Series E, Rev., FSA-CR, 6.000%, 04/01/14	2,254
	New York Local Government Assistance Corp., Senior Lien,
3,000	Series A, Rev., 5.000%, 04/01/17	3,359
2,500	Series A, Rev., 5.000%, 04/01/18	2,734
	New York Mortgage Agency, Homeowner Mortgage,
1,000	Series 143, Rev., AMT, 4.750%, 04/01/17	950
2,485	Series 156, Rev., 5.000%, 10/01/18	2,421
2,500	New York Power Authority, Series C, Rev., MBIA-RE, 5.000%, 11/15/17	2,687
	New York State Dormitory Authority,
1,230	Series A, Rev., MBIA-RE, FGIC, 5.000%, 07/01/13	1,325
225	Series C, Rev., 7.375%, 05/15/10 (p)	228
115	New York State Dormitory Authority, Canisius College, Rev., MBIA-RE, 4.950%, 07/01/11	114
	New York State Dormitory Authority, City University System, 5th Generation,
2,500	Rev., MBIA-RE-IBC, 5.000%, 07/01/16	2,661
3,415	Series B, Rev., 6.000%, 07/01/14	3,690
	New York State Dormitory Authority, City University System, CONS,
13,000	Series A, Rev., AMBAC-TCRS, 5.750%, 07/01/13	13,978
3,565	Series A, Rev., FSA-CR, 5.750%, 07/01/13	3,844
2,160	Series A, Rev., MBIA-IBC, Bank of New York, 6.000%, 07/01/20	2,546
4,770	New York State Dormitory Authority, Columbia University, Series A, Rev., 5.250%, 07/01/11 (p)	5,262
	New York State Dormitory Authority, Education,
2,000	Series B, Rev., 5.000%, 03/15/19	2,195
3,100	Series C, Rev., 5.000%, 03/15/18	3,216
3,000	New York State Dormitory Authority, FHA Insured Mortgage Montefiore Hospital, Rev., 5.000%, 02/01/18	3,094
420	New York State Dormitory Authority, FHA Insured Mortgage Nursing Home, Series A, Rev., MBIA-RE, 5.500%, 08/01/10	425
1,000	New York State Dormitory Authority, Fordham University, Rev., AMBAC, 5.000%, 07/01/14	1,080
2,305	New York State Dormitory Authority, Long Island Jewish Medical Center, Series A, Rev., 5.000%, 11/01/16	2,363
5	New York State Dormitory Authority, Long Island University, Rev., RADIAN, 5.000%, 09/01/09 (p)	5
95	New York State Dormitory Authority, Long Island University, Unrefunded Balance, Rev., RADIAN, 5.000%, 09/01/09	95
	New York State Dormitory Authority, Manhattan College,
1,895	Rev., RADIAN, 5.500%, 07/01/09	1,908
1,770	Rev., RADIAN, 5.500%, 07/01/10	1,802

SEE NOTES TO FINANCIAL STATEMENTS.

34   J.P. MORGAN TAX FREE FUNDS        FEBRUARY 28, 2009

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	New York — Continued
1,295	New York State Dormitory Authority, Master Boces Program, Series A, Rev., FSA, 5.000%, 08/15/11	1,401
	New York State Dormitory Authority, Memorial Sloan Kettering Cancer Center,
1,000	Series C, Rev., MBIA-RE, 5.500%, 07/01/23	1,083
370	Series C, Rev., MBIA-RE, 5.750%, 07/01/19	408
5	New York State Dormitory Authority, Mental Health Services, Series B, Rev., 6.000%, 08/15/16 (p)	6
2,335	New York State Dormitory Authority, Mental Health Services, Unrefunded Balance, Series B, Rev., 6.000%, 08/15/16	2,698
3,000	New York State Dormitory Authority, Municipal Health Facility, Series 2, Sub Series 2, Rev., 5.000%, 01/15/18	3,133
	New York State Dormitory Authority, New York University,
500	Series 1, Rev., AMBAC, 5.500%, 07/01/14	568
1,455	Series 1, Rev., AMBAC, 5.500%, 07/01/18	1,675
1,730	Series 1, Rev., AMBAC, 5.500%, 07/01/21	1,947
1,000	Series 1, Rev., AMBAC, 5.500%, 07/01/22	1,134
2,900	Series 1, Rev., AMBAC, 5.500%, 07/01/23	3,255
1,570	Series 1, Rev., AMBAC, 5.500%, 07/01/24	1,756
2,280	Series 1, Rev., AMBAC, 5.500%, 07/01/25	2,539
8,360	Series A, Rev., AMBAC, 5.750%, 07/01/13	9,486
1,200	Series A, Rev., MBIA-RE, 5.750%, 07/01/11	1,310
1,000	Series A, Rev., MBIA-RE, 5.750%, 07/01/15	1,160
3,500	Series A, Rev., MBIA-RE, 5.750%, 07/01/16	4,089
5,000	New York State Dormitory Authority, Personal Income Tax, Series A, Rev., 5.000%, 03/15/19	5,321
3,450	New York State Dormitory Authority, Pratt Institute, Rev., RADIAN, 6.250%, 07/01/09	3,508
950	New York State Dormitory Authority, School Districts Financing Program, Series F, Rev., MBIA-RE, 6.500%, 10/01/20	1,116
1,520	New York State Dormitory Authority, Service Contract, Child Care Facilities, Series A, Rev., 5.375%, 04/01/12	1,654
1,235	New York State Dormitory Authority, Siena College, Rev., MBIA-RE, 5.000%, 07/01/11	1,312
605	New York State Dormitory Authority, Special Act School Districts Program, Rev., MBIA-RE, 5.300%, 07/01/09	617
1,825	New York State Dormitory Authority, State University Additional Facilities, Series C, Rev., FSA, 5.750%, 05/15/17	2,139
1,830	New York State Dormitory Authority, State University Dormitory Facilities, Rev., 5.000%, 07/01/17	2,003
	New York State Dormitory Authority, State University Educational Facilities,
2,250	Rev., MBIA-RE, 6.000%, 05/15/10	2,383
6,725	Series A, Rev., FGIC-TCRS, 5.500%, 05/15/13	7,309
5,000	Series A, Rev., MBIA-RE-IBC, 5.250%, 05/15/15	5,664
4,800	Series A, Rev., MBIA-RE-IBC, 5.500%, 05/15/10	5,054
1,050	Series A, Rev., MBIA-RE-IBC, Bank of New York, 5.250%, 05/15/21	1,137
450	New York State Dormitory Authority, Unrefunded Balance, Series C, Rev., 7.375%, 05/15/10	475
	New York State Environmental Facilities Corp.,
1,725	Series A, Rev., 5.000%, 12/15/16	1,936
1,000	Series A, Rev., 5.250%, 12/15/17	1,152
2,000	Series A, Rev., 5.250%, 12/15/18	2,291
	New York State Environmental Facilities Corp., PCR, State Water Revolving Fund,
1,590	Series A, Rev., 5.750%, 06/15/11 (p)	1,754
1,000	Series A, Rev., 5.750%, 06/15/12 (p)	1,137
2,950	Series NYC-02, Rev., 5.750%, 06/15/11 (p)	3,249
	New York State Environmental Facilities Corp., PCR, State Water Revolving Fund, Unrefunded Balance,
425	Series B, Rev., 5.200%, 05/15/14	463
460	Series NYC-02, Rev., 5.750%, 06/15/11	503
700	Series NYC-02, Rev., 5.750%, 06/15/12	784
2,000	New York State Environmental Facilities Corp., State Clean Water & Drinking, New York City Municipal Project, Revolving Funds, Series E, Rev., 5.375%, 06/15/12	2,180
420	New York State Environmental Facilities Corp., State Clean Water & Drinking, Revolving Funds, Series B, Rev., 5.625%, 07/15/09 (p)	433
4,175	New York State Environmental Facilities Corp., State Clean Water & Drinking, Revolving Funds, Pooled Financing, Series B, Rev., 5.500%, 10/15/25	4,803
3,125	New York State Environmental Facilities Corp., State Clean Water & Drinking, Revolving Funds, Second Resolution, Series I, Rev., 5.000%, 06/15/13	3,451
5,315	New York State Environmental Facilities Corp., State Water Revolving Fund, Series E, Rev., MBIA-RE, 6.000%, 06/15/12	5,917
	New York State Environmental Facilities Corp., State Water Revolving Fund, Unrefunded Balance,

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2009        J.P. MORGAN TAX FREE FUNDS   35

JPMorgan New York Tax Free Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2009 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	New York — Continued
4,425	Series B, Rev., 5.625%, 07/15/09	4,536
9,140	Series B, Rev., 5.700%, 07/15/09	9,372
	New York State Thruway Authority, Secondary General Highway & Bridge Trust Fund,
2,500	Series A, Rev., 5.000%, 04/01/17	2,670
1,500	Series A, Rev., 5.000%, 04/01/18	1,571
2,500	Series A, Rev., AMBAC, 5.000%, 04/01/16	2,625
1,000	Series A, Rev., MBIA-RE, 5.000%, 04/01/15	1,069
2,500	Series B, Rev., 5.000%, 10/01/17	2,604
2,875	Series B, Rev., MBIA-RE, FGIC, 5.000%, 10/01/15	3,180
5,000	Series B, Rev., MBIA-RE, FGIC, 5.000%, 10/01/15	5,467
2,000	Series H, Rev., MBIA-RE, 5.000%, 01/01/18	2,126
3,000	Series H, Rev., MBIA-RE, 5.000%, 01/01/18	3,151
585	New York State Thruway Authority, Service Contract, Local Highway & Bridge, Rev., MBIA-RE, 5.500%, 04/01/10	612
1,500	New York State Urban Development Corp., Series D, Rev., 5.375%, 01/01/19	1,605
3,045	New York State Urban Development Corp., Correctional Capital Facilities, Series A, Rev., FSA, 5.250%, 01/01/14	3,363
2,000	New York State Urban Development Corp., Correctional Facilities, Series A, Rev., AMBAC-TCRS, 5.500%, 01/01/14	2,184
	New York State Urban Development Corp., Personal Income Tax, State Facilities,
5,500	Series A, Rev., 5.375%, 03/15/12 (p)	6,123
5,045	Series A-1, Rev., 5.000%, 12/15/17	5,390
1,500	Series A-2, Rev., MBIA-RE, 5.500%, 03/15/19	1,731
5,000	Series D, Rev., 5.000%, 12/15/17	5,184
	New York State Urban Development Corp., Service Contract,
3,500	Series A, Rev., FSA, 5.000%, 01/01/18	3,810
2,000	Series B, Rev., 5.250%, 07/01/18	2,050
7,000	Series C, Rev., 5.000%, 07/01/18	6,947
	New York State Urban Development Corp., State Facilities,
1,000	Rev., 5.600%, 04/01/15	1,138
5,450	Rev., MBIA-RE-IBC, 5.750%, 04/01/11	5,910
1,345	New York State Urban Development Corp., Unrefunded Balance, Series A, Rev., 5.500%, 01/01/11	1,394
45	New York State Urban Development Corp., Youth Facilities Services Contract, Series B, Rev., 5.875%, 04/01/10 (p)	48
440	Niagara County, Public Improvement, GO, MBIA-RE, 5.750%, 07/15/14	512
1,940	Niagara Falls Bridge Commission, Tolls, Series B, Rev., MBIA-RE, FGIC, 5.250%, 10/01/15	2,060
545	Ogdensburg Enlarged City School District, GO, MBIA-RE, 4.500%, 06/15/11	575
1,010	Oneida County, GO, MBIA-RE, FGIC, 5.500%, 03/15/11	1,091
1,000	Oneida-Herkimer Solid Waste Management Authority, Solid Waste Systems, Rev., FSA, 5.500%, 04/01/11	1,075
	Onondaga County,
4,630	GO, 5.250%, 05/15/11	4,992
200	Series A, GO, 5.000%, 05/01/11 (p)	216
510	Series A, GO, 5.000%, 05/01/12 (p)	566
3,050	Series A, GO, 5.000%, 03/01/19 (w)	3,222
	Onondaga County, Unrefunded Balance,
975	Series A, GO, 5.000%, 05/01/11	1,051
580	Series A, GO, 5.000%, 05/01/12	639
1,960	Series A, GO, 5.000%, 05/01/12	2,138
890	Series A, GO, 5.250%, 05/15/11	960
515	Series A, GO, 5.250%, 05/15/11	549
160	Series A, GO, 5.250%, 05/15/11	172
	Port Authority of New York & New Jersey, CONS,
3,000	147th Series, Rev., MBIA-RE, FGIC, 5.000%, 04/15/17	2,954
1,500	149th Series, Rev., 5.000%, 11/15/17	1,673
3,000	151st Series, Rev., 5.250%, 03/15/18	2,983
5,000	152nd Series, Rev., 5.000%, 05/01/18	4,891
775	Red Creek Central School District, GO, FSA, 5.500%, 06/15/12	842
	Rondout Valley Central School District,
195	GO, FSA, 5.125%, 03/01/10	206
1,795	GO, FSA, 5.250%, 03/01/10	1,896
1,025	Scotia Glenville Central School District, GO, FGIC, 5.500%, 06/15/09	1,051
275	Shenendehowa Central School District, Clifton Park, GO, FSA, 5.500%, 07/15/11	303
4,000	State of New York, Series C, GO, 5.000%, 04/15/15	4,409
500	Stillwater Central School District, GO, MBIA, 5.200%, 06/15/09	507
1,250	Suffolk County Judicial Facilities Agency, John P. Cohalan Complex, Rev., AMBAC, 5.500%, 04/15/09	1,258
	Suffolk County, Public Improvement,
1,550	Series C, GO, MBIA-RE, 5.250%, 07/15/12	1,700
1,215	Series C, GO, MBIA-RE, 5.250%, 07/15/12	1,327
1,155	Syracuse IDA, Syracuse City School District, Series A, Rev., FSA, 5.000%, 05/01/18	1,213

SEE NOTES TO FINANCIAL STATEMENTS.

36   J.P. MORGAN TAX FREE FUNDS        FEBRUARY 28, 2009

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	New York — Continued
5,000	Tobacco Settlement Financing Authority, Asset Backed, Series A-1, Rev., AMBAC, 5.250%, 06/01/13	5,034
1,000	Town of Brookhaven, Public Improvement, GO, AMBAC, 5.300%, 11/15/10 (p)	1,083
	Triborough Bridge & Tunnel Authority, General Purpose,
100	Series A, Rev., 4.750%, 01/01/16 (p)	115
6,305	Series A, Rev., 5.000%, 11/15/17	6,731
1,500	Series A-2, Rev., 5.000%, 11/15/18	1,568
5,000	Series D, Rev., 5.000%, 11/15/18	5,228
4,640	Series SR, Rev., 5.500%, 01/01/12 (p)	4,957
3,595	Series X, Rev., 6.625%, 01/01/12 (p)	4,001
5,565	Series Y, Rev., 6.000%, 01/01/12 (p)	6,009
1,600	TSASC, Inc., Series 1, Rev., 4.750%, 06/01/16	1,190
565	Warwick Valley Central School District, GO, FSA, 5.500%, 01/15/10	595
	Watertown City School District,
1,845	GO, FSA, 5.625%, 06/15/09	1,890
1,085	Webster Central School District, Series B, GO, FSA, 4.250%, 10/01/14	1,177
	Westchester County Healthcare Corp., County Guaranteed,
2,870	Sub Series B, Rev., 5.200%, 11/01/10	3,011
8,115	Sub Series B, Rev., 5.250%, 11/01/10	8,524
1,820	Windsor Central School District, GO, FGIC, 5.500%, 06/15/09	1,866
		607,251
	Ohio — 0.5%
2,880	Buckeye Tobacco Settlement Financing Authority, Asset-Backed, Turbo, Series A-2, Rev., 5.125%, 06/01/17	2,094
1,310	Ohio Housing Finance Agency, Residential Mortgage-Backed Securities, Series A, Rev., AMT, GNMA COLL, 4.300%, 03/01/16	1,281
		3,375
	Puerto Rico — 1.8%
4,000	Commonwealth of Puerto Rico, GO, MBIA-RE, 5.750%, 07/01/11	4,073
	Commonwealth of Puerto Rico, Public Improvement,
1,120	GO, FSA-CR, 5.500%, 07/01/12	1,182
210	Series A, GO, 5.500%, 07/01/18	202
475	Puerto Rico Electric Power Authority, Series KK, Rev., FSA, 5.250%, 07/01/13	497
	Puerto Rico Highway & Transportation Authority,
3,000	Series AA, Rev., MBIA-RE, 5.500%, 07/01/18	2,859
1,105	Series Z, Rev., FSA, 6.250%, 07/01/16	1,179
1,400	Puerto Rico Municipal Finance Agency, Series A, GO, FSA, 6.000%, 08/01/09 (p)	1,447
1,470	Puerto Rico Public Buildings Authority, Government Facilities, Commonwealth Guaranteed, Unrefunded Balance, Series C, Rev., 5.500%, 07/01/12	1,486
		12,925
	Texas — 0.5%
1,750	Grand Prairie Independent School District, Capital Appreciation, GO, PSF-GTD, Zero Coupon, 02/15/17	1,325
3,000	Lewisville Independent School District, Capital Appreciation, School Building, GO, PSF-GTD, Zero Coupon, 08/15/15	2,455
		3,780
	Virgin Islands — 0.6%
4,000	Virgin Islands Public Finance Authority, Gross Receipts, Tax Loan Notes, Series A, Rev., 6.375%, 10/01/10	4,008
	Wisconsin — 0.6%
2,500	State of Wisconsin, Series 1, GO, MBIA-RE, 5.000%, 05/01/15	2,792
1,250	State of Wisconsin, Health & Education, Rev., 4.780%, 05/01/29 (i)	1,231
		4,023
	Total Long-Term Investments (Cost $644,656)	666,102
SHARES
Short-Term Investment — 5.1%
	Investment Company — 5.1%
35,979	JPMorgan Tax Free Money Market Fund, Institutional Class Shares, 0.680% (b) (l) (Cost $35,979)	35,979
	Total Investments — 99.3% (Cost $680,635)	702,081
	Other Assets in Excess of Liabilities — 0.7%	4,581
	NET ASSETS — 100.0%	$706,662

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2009        J.P. MORGAN TAX FREE FUNDS   37

JPMorgan Tax Free Funds

NOTES TO SCHEDULES OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2009

ACA—	American Capital Access

AGC—	American Guarantee Corp.

AMBAC—	American Municipal Bond Assurance Corp.

AMT—	Alternative Minimum Tax

BHAC—	Berkshire Hathaway Assurance Corp.

CIFG—	CDC IXIS Financial Guaranty

COLL—	Collateral

CONS—	Consolidated Bonds

COP—	Certificate of Participation

CR—	Custodial Receipts

EDA—	Economic Development Authority

FGIC—	Financial Guaranty Insurance Co.

FHA—	Federal Housing Administration

FHLMC—	Federal Home Loan Mortgage Corp.

FNMA—	Federal National Mortgage Association

FSA—	Financial Security Assurance, Inc.

GAN —	Grant Anticipation Note

GNMA—	Government National Mortgage Association

GO—	General Obligation

GTD—	Guaranteed

IBC—	Insured Bond Certificates

ICC—	Insured Custody Certificates

ICR—	Insured Custodial Receipts

IDA—	Industrial Development Authority

LIQ—	Liquidity Agreement

MBIA—	Municipal Bond Insurance Association Corp.

MTGS—	Mortgages

PCR—	Pollution Control Revenue

PRIV —	Private

PSF—	Permanent School Fund

Q-SBLF—	Qualified School Bond Loan Fund

RADIAN—	Radian Asset Assurance

RE—	Reinsured

Rev.—	Revenue Bond

SO—	Special Obligation

TAN—	Tax Anticipation Note

TCRS—	Transferable Custodial Receipts

TRAN—	Tax & Revenue Anticipation Note

VA—	Veterans Administration

VAR—	Variable Rate Security. The interest rate shown is the rate in effect as of February 28, 2009.

XLCA—	XL Capital Assurance

(b)—	Investment in affiliate. Money market fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.

(i)—	Security has been deemed illiquid pursuant to procedures approved by the Board of Trustees and may be difficult to sell.

(g)—	Amount rounds to less than 0.1%.

(l)—	The rate shown is the current yield as of February 28, 2009.

(m)—	All or a portion of this security is reserved for current or potential holdings of futures, swaps, options, TBAs, when-issued securities, delayed delivery securities, reverse repurchase agreements, and forward foreign currency contracts.

(p)—	Security is prerefunded or escrowed to maturity.

(t)—	The date shown represents the earliest of the next reset date, next call date, prerefunded date, next put date or final maturity date.

(w)—	When-issued security.

SEE NOTES TO FINANCIAL STATEMENTS.

38   J.P. MORGAN TAX FREE FUNDS        FEBRUARY 28, 2009

THIS PAGE IS INTENTIONALLY LEFT BLANK

FEBRUARY 28, 2009        J.P. MORGAN TAX FREE FUNDS   39

STATEMENTS OF ASSETS AND LIABILITIES
AS OF FEBRUARY 28, 2009

(Amounts in thousands, except per share amounts)

	California Tax Free Bond Fund	Intermediate Tax Free Bond Fund	New York Tax Free Bond Fund
ASSETS:
Investments in non-affiliates, at value	$161,473	$3,935,052	$666,102
Investments in affiliates, at value	3,174	332,406	35,979
Total investment securities, at value	164,647	4,267,458	702,081
Cash	1	44	—
Receivables:
Investment securities sold	—	2,777	—
Fund shares sold	1,667	25,400	4,580
Interest and dividends	1,967	44,291	8,065
Total Assets	168,282	4,339,970	714,726

LIABILITIES:
Payables:
Due to custodian	—	—	1
Dividends	423	9,666	1,151
Investment securities purchased	—	46,889	3,224
Fund shares redeemed	62	2,653	3,175
Accrued liabilities:
Investment advisory fees	30	979	162
Administration fees	8	384	64
Shareholder servicing fees	15	411	97
Distribution fees	4	55	63
Custodian and accounting fees	11	41	20
Trustees’ and Chief Compliance Officer’s fees	1	21	9
Other	62	220	98
Total Liabilities	616	61,319	8,064
Net Assets	$167,666	$4,278,651	$706,662

SEE NOTES TO FINANCIAL STATEMENTS.

40   J.P. MORGAN TAX FREE FUNDS        FEBRUARY 28, 2009

	California Tax Free Bond Fund	Intermediate Tax Free Bond Fund	New York Tax Free Bond Fund
NET ASSETS:
Paid in capital	$167,274	$4,168,451	$687,194
Accumulated undistributed (distributions in excess of) net investment income	3	1,933	51
Accumulated net realized gains (losses)	(511)	233	(2,029)
Net unrealized appreciation (depreciation)	900	108,034	21,446
Total Net Assets	$167,666	$4,278,651	$706,662

Net Assets:
Class A	$15,708	$169,717	$154,737
Class B	—	6,214	7,938
Class C	3,290	39,511	56,567
Select Class	92,558	3,202,634	420,069
Institutional Class	56,110	860,575	67,351
Total	$167,666	$4,278,651	$706,662

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	1,534	15,704	21,904
Class B	—	584	1,120
Class C	323	3,724	8,012
Select Class	9,041	300,197	59,274
Institutional Class	5,568	80,722	9,503

Net Asset Value:
Class A — Redemption price per share	$10.24	$10.81	$7.06
Class B — Offering price per share (a)	—	10.64	7.09
Class C — Offering price per share (a)	10.18	10.61	7.06
Select Class — Offering and redemption price per share	10.24	10.67	7.09
Institutional Class — Offering and redemption price per share	10.08	10.66	7.09
Class A maximum sales charge	3.75%	3.75%	3.75%
Class A maximum public offering price per share [net asset value per share/(100% – maximum sales charge)]	$10.64	$11.23	$7.34

Cost of investments in non-affiliates	$160,573	$3,827,018	$644,656
Cost of investments in affiliates	3,174	332,406	35,979

(a)	Redemption price for Class B and Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2009        J.P. MORGAN TAX FREE FUNDS   41

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED FEBRUARY 28, 2009

(Amounts in thousands)

	California Tax Free Bond Fund	Intermediate Tax Free Bond Fund	New York Tax Free Bond Fund
INVESTMENT INCOME:
Interest income	$7,219	$147,433	$29,264
Dividend income from affiliates (a)	69	3,236	295
Total investment income	7,288	150,669	29,559

EXPENSES:
Investment advisory fees	498	10,821	2,012
Administration fees	175	3,819	707
Distribution fees:
Class A	30	249	314
Class B	—	43	64
Class C	14	154	225
Shareholder servicing fees:
Class A	30	249	314
Class B	—	15	21
Class C	5	52	75
Select Class	265	6,941	1,105
Institutional Class	46	705	64
Custodian and accounting fees	44	224	81
Interest expense to affiliates	1	—	3
Professional fees	56	111	50
Trustees’ and Chief Compliance Officer’s fees	2	39	7
Printing and mailing costs	—	97	8
Registration and filing fees	28	145	34
Transfer agent fees	35	303	106
Other	10	37	25
Total expenses	1,239	24,004	5,215
Less amounts waived	(332)	(2,973)	(291)
Less earnings credits	— (b)	(3)	(1)
Net expenses	907	21,028	4,923
Net investment income (loss)	6,381	129,641	24,636

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from investments in non-affiliates	(50)	(408)	634
Change in net unrealized appreciation (depreciation) of investments in non-affiliates	1,698	92,869	12,221
Net realized/unrealized gains (losses)	1,648	92,461	12,855
Change in net assets resulting from operations	$8,029	$222,102	$37,491

(a)	Includes reimbursements of investment advisory, administration and shareholder servicing fees. Please see Fees and Other Transactions with Affiliates in the Notes to Financial Statements.

(b)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

42   J.P. MORGAN TAX FREE FUNDS        FEBRUARY 28, 2009

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED

(Amounts in thousands)

	California Tax Free Bond Fund		Intermediate Tax Free Bond Fund
	Year Ended 2/28/2009	Year Ended 2/29/2008	Year Ended 2/28/2009	Year Ended 2/29/2008
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$6,381	$5,733	$129,641	$112,450
Net realized gain (loss)	(50)	(95)	(408)	2,182
Change in net unrealized appreciation (depreciation)	1,698	(4,918)	92,869	(69,682)
Change in net assets resulting from operations	8,029	720	222,102	44,950

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(453)	(334)	(3,483)	(2,301)
Class B
From net investment income	—	—	(158)	(195)
Class C
From net investment income	(64)	(18)	(604)	(171)
Select Class
From net investment income	(4,024)	(3,957)	(99,454)	(91,033)
Institutional Class
From net investment income	(1,831)	(1,421)	(26,076)	(18,797)
Total distributions to shareholders	(6,372)	(5,730)	(129,775)	(112,497)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	3,957	17,680	1,134,661	206,698

NET ASSETS:
Change in net assets	5,614	12,670	1,226,988	139,151
Beginning of period	162,052	149,382	3,051,663	2,912,512
End of period	$167,666	$162,052	$4,278,651	$3,051,663
Accumulated undistributed (distributions in excess of) net investment income	$3	$(6)	$1,933	$953

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2009        J.P. MORGAN TAX FREE FUNDS   43

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	New York Tax Free Bond Fund
	Year Ended 2/28/2009	Year Ended 2/29/2008
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$24,636	$23,515
Net realized gain (loss)	634	(173)
Change in net unrealized appreciation (depreciation)	12,221	(13,333)
Change in net assets resulting from operations	37,491	10,009

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(4,613)	(2,883)
Class B
From net investment income	(246)	(290)
Class C
From net investment income	(954)	(96)
Select Class
From net investment income	(16,275)	(16,948)
Institutional Class
From net investment income	(2,510)	(3,294)
Total distributions to shareholders	(24,598)	(23,511)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	69,046	6,789

NET ASSETS:
Change in net assets	81,939	(6,713)
Beginning of period	624,723	631,436
End of period	$706,662	$624,723
Accumulated undistributed (distributions in excess of) net investment income	$51	$13

SEE NOTES TO FINANCIAL STATEMENTS.

44   J.P. MORGAN TAX FREE FUNDS        FEBRUARY 28, 2009

	California Tax Free Bond Fund		Intermediate Tax Free Bond Fund
	Year Ended 2/28/2009	Year Ended 2/29/2008	Year Ended 2/28/2009	Year Ended 2/29/2008
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$9,965	$6,688	$135,517	$30,445
Dividends and distributions reinvested	318	206	2,608	1,684
Cost of shares redeemed	(5,058)	(4,048)	(39,501)	(17,060)
Change in net assets from Class A capital transactions	$5,225	$2,846	$98,624	$15,069
Class B
Proceeds from shares issued	$—	$—	$1,125	$81
Dividends and distributions reinvested	—	—	85	94
Cost of shares redeemed	—	—	(1,234)	(1,498)
Change in net assets from Class B capital transactions	$—	$—	$(24)	$(1,323)
Class C
Proceeds from shares issued	$2,349	$1,136	$36,607	$5,518
Dividends and distributions reinvested	40	16	439	104
Cost of shares redeemed	(328)	(54)	(6,091)	(1,194)
Change in net assets from Class C capital transactions	$2,061	$1,098	$30,955	$4,428
Select Class
Proceeds from shares issued	$28,383	$32,110	$1,298,545	$632,360
Dividends and distributions reinvested	566	738	8,304	9,200
Cost of shares redeemed	(42,504)	(33,231)	(603,617)	(533,496)
Change in net assets from Select Class capital transactions	$(13,555)	$(383)	$703,232	$108,064
Institutional Class
Proceeds from shares issued	$21,345	$23,871	$416,342	$207,527
Dividends and distributions reinvested	423	545	4,167	6,278
Cost of shares redeemed	(11,542)	(10,297)	(118,635)	(133,345)
Change in net assets from Institutional Class capital transactions	$10,226	$14,119	$301,874	$80,460

Total change in net assets from capital transactions	$3,957	$17,680	$1,134,661	$206,698

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2009        J.P. MORGAN TAX FREE FUNDS   45

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	California Tax Free Bond Fund		Intermediate Tax Free Bond Fund
	Year Ended 2/28/2009	Year Ended 2/29/2008	Year Ended 2/28/2009	Year Ended 2/29/2008
SHARE TRANSACTIONS:
Class A
Issued	968	649	12,701	2,828
Reinvested	31	20	245	158
Redeemed	(507)	(395)	(3,717)	(1,596)
Change in Class A Shares	492	274	9,229	1,390
Class B
Issued	—	—	106	8
Reinvested	—	—	8	9
Redeemed	—	—	(117)	(142)
Change in Class B Shares	—	—	(3)	(125)
Class C
Issued	230	110	3,476	523
Reinvested	4	2	42	10
Redeemed	(32)	(5)	(586)	(113)
Change in Class C Shares	202	107	2,932	420
Select Class
Issued	2,786	3,103	123,518	59,705
Reinvested	56	72	790	872
Redeemed	(4,241)	(3,217)	(57,530)	(50,377)
Change in Select Class Shares	(1,399)	(42)	66,778	10,200
Institutional Class
Issued	2,147	2,345	39,762	19,549
Reinvested	42	54	396	595
Redeemed	(1,180)	(1,016)	(11,358)	(12,644)
Change in Institutional Class Shares	1,009	1,383	28,800	7,500

SEE NOTES TO FINANCIAL STATEMENTS.

46   J.P. MORGAN TAX FREE FUNDS        FEBRUARY 28, 2009

	New York Tax Free Bond Fund
	Year Ended 2/28/2009	Year Ended 2/29/2008
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$107,288	$71,241
Dividends and distributions reinvested	3,120	2,357
Cost of shares redeemed	(57,456)	(23,180)
Change in net assets from Class A capital transactions	$52,952	$50,418
Class B
Proceeds from shares issued	$1,195	$391
Dividends and distributions reinvested	180	207
Cost of shares redeemed	(2,510)	(2,783)
Change in net assets from Class B capital transactions	$(1,135)	$(2,185)
Class C
Proceeds from shares issued	$57,776	$6,274
Dividends and distributions reinvested	721	71
Cost of shares redeemed	(9,870)	(403)
Change in net assets from Class C capital transactions	$48,627	$5,942
Select Class
Proceeds from shares issued	$105,658	$77,415
Dividends and distributions reinvested	2,345	2,522
Cost of shares redeemed	(145,230)	(96,961)
Change in net assets from Select Class capital transactions	$(37,227)	$(17,024)
Institutional Class
Proceeds from shares issued	$23,626	$10,650
Dividends and distributions reinvested	1,130	2,021
Cost of shares redeemed	(18,927)	(43,033)
Change in net assets from Institutional Class capital transactions	$5,829	$(30,362)
Total change in net assets from capital transactions	$69,046	$6,789

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2009        J.P. MORGAN TAX FREE FUNDS   47

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	New York Tax Free Bond Fund
	Year Ended 2/28/2009	Year Ended 2/29/2008
SHARE TRANSACTIONS:
Class A
Issued	15,321	10,131
Reinvested	448	337
Redeemed	(8,373)	(3,305)
Change in Class A Shares	7,396	7,163
Class B
Issued	170	55
Reinvested	26	30
Redeemed	(361)	(397)
Change in Class B Shares	(165)	(312)
Class C
Issued	8,249	887
Reinvested	104	10
Redeemed	(1,444)	(57)
Change in Class C Shares	6,909	840
Select Class
Issued	15,076	10,984
Reinvested	336	359
Redeemed	(20,872)	(13,805)
Change in Select Class Shares	(5,460)	(2,462)
Institutional Class
Issued	3,379	1,515
Reinvested	162	288
Redeemed	(2,751)	(6,107)
Change in Institutional Class Shares	790	(4,304)

SEE NOTES TO FINANCIAL STATEMENTS.

48   J.P. MORGAN TAX FREE FUNDS        FEBRUARY 28, 2009

THIS PAGE IS INTENTIONALLY LEFT BLANK

FEBRUARY 28, 2009        J.P. MORGAN TAX FREE FUNDS   49

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

						Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Total distributions
California Tax Free Bond Fund
Class A
Year Ended February 28, 2009	$10.07	$0.38	(g)	$0.17	$0.55	$(0.38)	$—	$(0.38)
Year Ended February 29, 2008	10.38	0.38	(g)	(0.32)	0.06	(0.37)	—	(0.37)
Year Ended February 28, 2007	10.38	0.39		(0.02)	0.37	(0.37)	—	(0.37)
September 1, 2005 to February 28, 2006 (e)	10.48	0.18		(0.08)	0.10	(0.18)	(0.02)	(0.20)
Year Ended August 31, 2005	10.77	0.37		(0.14)	0.23	(0.36)	(0.16)	(0.52)
Year Ended August 31, 2004	10.80	0.37		0.22	0.59	(0.38)	(0.24)	(0.62)

Class C
Year Ended February 28, 2009	10.02	0.33	(g)	0.16	0.49	(0.33)	—	(0.33)
Year Ended February 29, 2008	10.34	0.33	(g)	(0.32)	0.01	(0.33)	—	(0.33)
Year Ended February 28, 2007	10.34	0.32		0.01	0.33	(0.33)	—	(0.33)
September 1, 2005 to February 28, 2006 (e)	10.44	0.16		(0.09)	0.07	(0.15)	(0.02)	(0.17)
February 19, 2005 (f) to August 31, 2005	10.55	0.17		(0.09)	0.08	(0.19)	—	(0.19)

Select Class
Year Ended February 28, 2009	10.07	0.39	(g)	0.17	0.56	(0.39)	—	(0.39)
Year Ended February 29, 2008	10.38	0.38	(g)	(0.31)	0.07	(0.38)	—	(0.38)
Year Ended February 28, 2007	10.38	0.37		— (h)	0.37	(0.37)	—	(0.37)
September 1, 2005 to February 28, 2006 (e)	10.48	0.18		(0.09)	0.09	(0.17)	(0.02)	(0.19)
Year Ended August 31, 2005	10.77	0.36		(0.13)	0.23	(0.36)	(0.16)	(0.52)
Year Ended August 31, 2004	10.80	0.36		0.22	0.58	(0.37)	(0.24)	(0.61)

Institutional Class
Year Ended February 28, 2009	9.92	0.39	(g)	0.16	0.55	(0.39)	—	(0.39)
Year Ended February 29, 2008	10.22	0.38	(g)	(0.29)	0.09	(0.39)	—	(0.39)
Year Ended February 28, 2007	10.23	0.39		(0.02)	0.37	(0.38)	—	(0.38)
September 1, 2005 to February 28, 2006 (e)	10.33	0.17		(0.07)	0.10	(0.18)	(0.02)	(0.20)
Year Ended August 31, 2005	10.61	0.42		(0.17)	0.25	(0.37)	(0.16)	(0.53)
Year Ended August 31, 2004	10.64	0.39		0.21	0.60	(0.39)	(0.24)	(0.63)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.

(e)	The Fund changed its fiscal year end from August 31 to the last day of February.

(f)	Commencement of offering of class of shares.

(g)	Calculated based upon average shares outstanding.

(h)	Amount rounds to less than $0.01.

SEE NOTES TO FINANCIAL STATEMENTS.

50   J.P. MORGAN TAX FREE FUNDS        FEBRUARY 28, 2009

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)

$ 10.24	5.59%	$15,708	0.60%	3.78%	1.01%	14%
10.07	0.60	10,493	0.60	3.67	1.02	19
10.38	3.68	7,968	0.60	3.65	1.02	22
10.38	0.91	13,372	0.60	3.50	1.09	4
10.48	2.21	14,547	0.60	3.47	1.12	40
10.77	5.62	17,070	0.60	3.47	1.19	43

10.18	5.03	3,290	1.10	3.29	1.51	14
10.02	0.07	1,211	1.10	3.16	1.52	19
10.34	3.22	147	1.10	3.16	1.51	22
10.34	0.68	147	1.10	2.99	1.59	4
10.44	0.76	107	1.10	2.89	1.53	40

10.24	5.65	92,558	0.55	3.83	0.76	14
10.07	0.65	105,137	0.59	3.69	0.77	19
10.38	3.65	108,793	0.65	3.60	0.76	22
10.38	0.90	88,688	0.65	3.45	0.85	4
10.48	2.18	80,959	0.65	3.42	0.81	40
10.77	5.57	40,234	0.65	3.42	0.88	43

10.08	5.68	56,110	0.50	3.88	0.61	14
9.92	0.83	45,211	0.50	3.78	0.62	19
10.22	3.75	32,474	0.50	3.77	0.62	22
10.23	0.97	38,042	0.50	3.66	0.71	4
10.33	2.42	26,100	0.50	3.62	0.67	40
10.61	5.76	71,759	0.50	3.62	0.70	43

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2009        J.P. MORGAN TAX FREE FUNDS   51

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Total distributions
Intermediate Tax Free Bond Fund
Class A
Year Ended February 28, 2009	$10.54	$0.36	(g)	$0.27	$0.63	$(0.36)	$—	$(0.36)
Year Ended February 29, 2008	10.77	0.39	(g)	(0.24)	0.15	(0.38)	—	(0.38)
Year Ended February 28, 2007	10.77	0.39	(g)	— (h)	0.39	(0.39)	— (h)	(0.39)
September 1, 2005 to February 28, 2006 (e)	10.94	0.20		(0.14)	0.06	(0.19)	(0.04)	(0.23)
Year Ended August 31, 2005	11.11	0.39		(0.13)	0.26	(0.39)	(0.04)	(0.43)
December 31, 2003 (f) to August 31, 2004	11.10	0.27	(g)	0.01	0.28	(0.27)	—	(0.27)

Class B
Year Ended February 28, 2009	10.38	0.29	(g)	0.26	0.55	(0.29)	—	(0.29)
Year Ended February 29, 2008	10.61	0.31	(g)	(0.23)	0.08	(0.31)	—	(0.31)
Year Ended February 28, 2007	10.62	0.32	(g)	(0.01)	0.31	(0.32)	— (h)	(0.32)
September 1, 2005 to February 28, 2006 (e)	10.79	0.16		(0.13)	0.03	(0.16)	(0.04)	(0.20)
Year Ended August 31, 2005	10.98	0.31		(0.15)	0.16	(0.31)	(0.04)	(0.35)
December 31, 2003 (f) to August 31, 2004	11.10	0.21	(g)	(0.12)	0.09	(0.21)	—	(0.21)

Class C
Year Ended February 28, 2009	10.36	0.29	(g)	0.25	0.54	(0.29)	—	(0.29)
Year Ended February 29, 2008	10.59	0.31	(g)	(0.22)	0.09	(0.32)	—	(0.32)
Year Ended February 28, 2007	10.60	0.32	(g)	(0.01)	0.31	(0.32)	— (h)	(0.32)
September 1, 2005 to February 28, 2006 (e)	10.77	0.16		(0.13)	0.03	(0.16)	(0.04)	(0.20)
Year Ended August 31, 2005	11.01	0.31		(0.19)	0.12	(0.32)	(0.04)	(0.36)
December 31, 2003 (f) to August 31, 2004	11.10	0.21	(g)	(0.09)	0.12	(0.21)	—	(0.21)

Select Class
Year Ended February 28, 2009	10.41	0.38	(g)	0.25	0.63	(0.37)	—	(0.37)
Year Ended February 29, 2008	10.64	0.40	(g)	(0.23)	0.17	(0.40)	—	(0.40)
Year Ended February 28, 2007	10.65	0.41	(g)	(0.01)	0.40	(0.41)	— (h)	(0.41)
September 1, 2005 to February 28, 2006 (e)	10.82	0.20		(0.13)	0.07	(0.20)	(0.04)	(0.24)
Year Ended August 31, 2005	11.00	0.40		(0.14)	0.26	(0.40)	(0.04)	(0.44)
Year Ended August 31, 2004	10.93	0.41	(g)	0.15	0.56	(0.41)	(0.08)	(0.49)

Institutional Class
Year Ended February 28, 2009	10.40	0.39	(g)	0.25	0.64	(0.38)	—	(0.38)
Year Ended February 29, 2008	10.63	0.41	(g)	(0.23)	0.18	(0.41)	—	(0.41)
Year Ended February 28, 2007	10.64	0.42	(g)	(0.01)	0.41	(0.42)	— (h)	(0.42)
September 1, 2005 to February 28, 2006 (e)	10.81	0.20		(0.12)	0.08	(0.21)	(0.04)	(0.25)
Year Ended August 31, 2005	10.99	0.43		(0.16)	0.27	(0.41)	(0.04)	(0.45)
Year Ended August 31, 2004	10.93	0.43	(g)	0.14	0.57	(0.43)	(0.08)	(0.51)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.

(e)	The Fund changed its fiscal year end from August 31 to the last day of February.

(f)	Commencement of offering of class of shares.

(g)	Calculated based upon average shares outstanding.

(h)	Amount rounds to less than $0.01.

(i)	Includes a gain incurred resulting from a payment by affiliate. The effect was less than 0.01% on total return.

(j)	Due to the size of net assets and fixed expenses, ratios may appear disproportionate with other classes.

SEE NOTES TO FINANCIAL STATEMENTS.

52   J.P. MORGAN TAX FREE FUNDS        FEBRUARY 28, 2009

	Ratios/Supplemental data
				Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)		Net assets end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits		Portfolio turnover rate (b)

$10.81	6.08%		$169,717	0.75%	3.40%	0.93%		15%
10.54	1.42	(i)	68,249	0.75	3.62	0.93		18
10.77	3.73		54,750	0.75	3.67	0.93		19
10.77	0.53		57,348	0.75	3.62	0.94		6
10.94	2.35		60,474	0.75	3.56	0.97		28
11.11	2.55		726	0.75	3.52	9.03	(j)	65

10.64	5.36		6,214	1.42	2.75	1.43		15
10.38	0.74	(i)	6,091	1.43	2.94	1.43		18
10.61	2.99		7,550	1.43	3.02	1.43		19
10.62	0.20		10,023	1.43	3.01	1.44		6
10.79	1.47		10,845	1.43	2.95	1.43		28
10.98	0.85		22	1.50	2.86	13.40	(j)	65

10.61	5.32		39,511	1.43	2.72	1.43		15
10.36	0.81	(i)	8,199	1.43	2.93	1.43		18
10.59	3.01		3,939	1.43	3.00	1.43		19
10.60	0.23		2,508	1.43	3.00	1.44		6
10.77	1.05		1,774	1.45	2.82	2.21		28
11.01	1.13		82	1.50	2.83	14.81	(j)	65

10.67	6.20		3,202,634	0.59	3.58	0.68		15
10.41	1.61	(i)	2,429,113	0.59	3.78	0.68		18
10.64	3.84		2,374,148	0.59	3.85	0.68		19
10.65	0.63		2,302,094	0.59	3.84	0.69		6
10.82	2.42		1,668,674	0.62	3.74	0.70		28
11.00	5.19		1,103,996	0.66	3.71	0.73		65

10.66	6.31		860,575	0.50	3.67	0.53		15
10.40	1.69	(i)	540,011	0.50	3.87	0.53		18
10.63	3.94		472,125	0.50	3.92	0.53		19
10.64	0.67		308,125	0.50	3.93	0.54		6
10.81	2.52		247,373	0.50	3.85	0.56		28
10.99	5.26		384,851	0.50	3.87	0.59		65

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2009        J.P. MORGAN TAX FREE FUNDS   53

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

						Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Total distributions
New York Tax Free Bond Fund
Class A
Year Ended February 28, 2009	$6.90	$0.25	(f)	$0.16	$0.41	$(0.25)	$—	$(0.25)
Year Ended February 29, 2008	7.05	0.26	(f)	(0.15)	0.11	(0.26)	—	(0.26)
Year Ended February 28, 2007	7.08	0.26	(f)	(0.03)	0.23	(0.26)	—	(0.26)
September 1, 2005 to February 28, 2006 (e)	7.19	0.12		(0.10)	0.02	(0.12)	(0.01)	(0.13)
Year Ended August 31, 2005	7.40	0.25		(0.12)	0.13	(0.23)	(0.11)	(0.34)
Year Ended August 31, 2004	7.35	0.25		0.15	0.40	(0.24)	(0.11)	(0.35)

Class B
Year Ended February 28, 2009	6.92	0.21	(f)	0.16	0.37	(0.20)	—	(0.20)
Year Ended February 29, 2008	7.06	0.21	(f)	(0.14)	0.07	(0.21)	—	(0.21)
Year Ended February 28, 2007	7.09	0.21	(f)	(0.03)	0.18	(0.21)	—	(0.21)
September 1, 2005 to February 28, 2006 (e)	7.20	0.10		(0.10)	—	(0.10)	(0.01)	(0.11)
Year Ended August 31, 2005	7.41	0.19		(0.12)	0.07	(0.17)	(0.11)	(0.28)
Year Ended August 31, 2004	7.36	0.20		0.15	0.35	(0.19)	(0.11)	(0.30)

Class C
Year Ended February 28, 2009	6.90	0.20	(f)	0.17	0.37	(0.21)	—	(0.21)
Year Ended February 29, 2008	7.05	0.21	(f)	(0.14)	0.07	(0.22)	—	(0.22)
Year Ended February 28, 2007	7.08	0.21	(f)	(0.03)	0.18	(0.21)	—	(0.21)
September 1, 2005 to February 28, 2006 (e)	7.19	0.09		(0.09)	—	(0.10)	(0.01)	(0.11)
Year Ended August 31, 2005	7.41	0.18		(0.11)	0.07	(0.18)	(0.11)	(0.29)
Year Ended August 31, 2004	7.36	0.19		0.16	0.35	(0.19)	(0.11)	(0.30)

Select Class
Year Ended February 28, 2009	6.92	0.26	(f)	0.17	0.43	(0.26)	—	(0.26)
Year Ended February 29, 2008	7.06	0.27	(f)	(0.14)	0.13	(0.27)	—	(0.27)
Year Ended February 28, 2007	7.09	0.26	(f)	(0.03)	0.23	(0.26)	—	(0.26)
September 1, 2005 to February 28, 2006 (e)	7.20	0.12		(0.10)	0.02	(0.12)	(0.01)	(0.13)
Year Ended August 31, 2005	7.42	0.23		(0.11)	0.12	(0.23)	(0.11)	(0.34)
Year Ended August 31, 2004	7.37	0.25		0.16	0.41	(0.25)	(0.11)	(0.36)

Institutional Class
Year Ended February 28, 2009	6.92	0.27	(f)	0.17	0.44	(0.27)	—	(0.27)
Year Ended February 29, 2008	7.06	0.28	(f)	(0.14)	0.14	(0.28)	—	(0.28)
Year Ended February 28, 2007	7.09	0.27	(f)	(0.02)	0.25	(0.28)	—	(0.28)
September 1, 2005 to February 28, 2006 (e)	7.20	0.13		(0.10)	0.03	(0.13)	(0.01)	(0.14)
Year Ended August 31, 2005	7.41	0.26		(0.10)	0.16	(0.26)	(0.11)	(0.37)
Year Ended August 31, 2004	7.36	0.26		0.16	0.42	(0.26)	(0.11)	(0.37)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.

(e)	The Fund changed its fiscal year end from August 31 to the last day of February.

(f)	Calculated based upon average shares outstanding.

(g)	Includes interest expense of 0.01%.

SEE NOTES TO FINANCIAL STATEMENTS.

54   J.P. MORGAN TAX FREE FUNDS        FEBRUARY 28, 2009

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets end of period (000’s)	Net expenses (d)		Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)

$7.06	6.10%	$154,737	0.75%		3.65%	0.95%	10%
6.90	1.62	100,067	0.76	(g)	3.72	0.95	17
7.05	3.34	51,749	0.76	(g)	3.65	0.95	11
7.08	0.24	59,428	0.75		3.34	0.97	5
7.19	1.84	64,005	0.75		3.18	1.04	25
7.40	5.57	84,997	0.75		3.32	1.12	30

7.09	5.48	7,938	1.45		2.95	1.45	10
6.92	1.01	8,889	1.45		3.02	1.45	17
7.06	2.60	11,273	1.45		2.95	1.45	11
7.09	(0.10)	16,125	1.47		2.62	1.47	5
7.20	1.08	18,416	1.50		2.42	1.53	25
7.41	4.73	22,699	1.55		2.52	1.62	30

7.06	5.47	56,567	1.45		2.93	1.45	10
6.90	0.94	7,609	1.46		3.01	1.46	17
7.05	2.62	1,854	1.45		2.96	1.45	11
7.08	(0.10)	2,197	1.47		2.61	1.47	5
7.19	1.00	2,032	1.50		2.42	1.53	25
7.41	4.73	1,922	1.55		2.52	1.61	30

7.09	6.31	420,069	0.70		3.70	0.70	10
6.92	1.78	447,877	0.70		3.77	0.70	17
7.06	3.36	474,620	0.70		3.70	0.70	11
7.09	0.25	565,582	0.72		3.38	0.73	5
7.20	1.76	429,803	0.71		3.21	0.72	25
7.42	5.60	394,144	0.72		3.35	0.76	30

7.09	6.52	67,351	0.50		3.90	0.55	10
6.92	2.00	60,281	0.50		3.98	0.55	17
7.06	3.55	91,940	0.51	(g)	3.90	0.55	11
7.09	0.35	112,897	0.50		3.58	0.57	5
7.20	2.11	132,939	0.50		3.42	0.58	25
7.41	5.82	174,207	0.50		3.57	0.61	30

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2009        J.P. MORGAN TAX FREE FUNDS   55

NOTES TO FINANCIAL STATEMENTS
AS OF FEBRUARY 28, 2009

1. Organization

JPMorgan Trust I (the “Trust”) was formed on November 12, 2004, as a Delaware statutory trust, pursuant to a Declaration of Trust dated November 5, 2004 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are 3 separate funds of the Trust (collectively, the “Funds”) covered by this report:

Classes offered
California Tax Free Bond Fund	Class A, Class C, Select Class and Institutional Class
Intermediate Tax Free Bond Fund	Class A, Class B, Class C, Select Class and Institutional Class
New York Tax Free Bond Fund	Class A, Class B, Class C, Select Class and Institutional Class

Class A Shares generally provide for a front-end sales charge while Class B and Class C Shares provide for a contingent deferred sales charge (“CDSC”). Class B Shares automatically convert to Class A Shares after eight years. No sales charges are assessed with respect to the Select Class and Institutional Class Shares. All classes of shares have equal rights as to earnings, assets and voting privileges except that each class may bear different distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Funds’ prospectus.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Trust in preparation of its financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

A. Valuation of Investments — Fixed income securities (other than certain short-term investments maturing in less than 61 days) are valued each day based on readily available market quotations received from third party broker-dealers of comparable securities or independent or affiliated pricing services approved by the Board of Trustees. Such pricing services and broker-dealers will generally provide bid-side quotations. Generally, short-term investments (other than certain high yield securities) maturing in less than 61 days are valued at amortized cost, which approximates market value. Certain investments of the Funds may, depending upon market conditions, trade in relatively thin markets and/or in markets that experience significant volatility. As a result of these conditions, the prices used by the Funds to value securities may differ from the value that would be realized if these securities were sold and the differences could be material. Futures and options shall generally be valued on the basis of available market quotations. Swaps and other derivatives are valued daily primarily using independent or affiliated pricing services approved by the Board of Trustees. If valuations are not available from such services or values received are deemed not representative of market value, values will be obtained from a third party broker-dealer or counterparty. Investments in other open-end investment companies are valued at such investment company’s current day closing net asset value per share. Equity securities listed on a North American, Central American, South American or Caribbean securities exchange shall generally be valued at the last sale price on the exchange on which the security is principally traded that is reported before the time when the net assets of the Funds are valued. The value of securities listed on The NASDAQ Stock Market LLC shall generally be the NASDAQ Official Closing Price.

Securities or other assets for which market quotations are not readily available or for which market quotations do not represent the value at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could have been material.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to significant market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

During the period, the Funds adopted Statement of Financial Accounting Standards No. 157 — Fair Value Measurements — (“SFAS 157”). SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. SFAS 157 requires disclosure surrounding the various inputs that are used in determining the fair value of the Funds’ investments. These inputs are summarized into the three broad levels listed below.

•	Level 1 — quoted prices in active markets for identical securities

•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

56   J.P. MORGAN TAX FREE FUNDS        FEBRUARY 28, 2009

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of February 28, 2009 in valuing the Funds’ assets and liabilities carried at fair value (amounts in thousands):

Valuation Inputs	Investments in Securities	Other Financial Instruments*
California Tax Free Bond Fund
Level 1 — Quoted prices	$3,174	$—
Level 2 — Other significant observable inputs	161,473	—
Level 3 — Significant unobservable inputs	—	—
Total	$164,647	$—
Intermediate Tax Free Bond Fund
Level 1 — Quoted prices	$332,406	$—
Level 2 — Other significant observable inputs	3,935,052	—
Level 3 — Significant unobservable inputs	—	—
Total	$4,267,458	$—
New York Tax Free Bond Fund
Level 1 — Quoted prices	$35,979	$—
Level 2 — Other significant observable inputs	666,102	—
Level 3 — Significant unobservable inputs	—	—
Total	$702,081	$—

*	Other financial instruments may include futures, forwards and swap contracts.

B. Restricted and Illiquid Securities — The Funds may invest in securities that are subject to legal or contractual restrictions on resale or are illiquid. Restricted securities generally may be resold in transactions exempt from registration. An illiquid security is a security which cannot be disposed of promptly (within seven days) and in the usual course of business at approximately its fair value and includes, but is not limited to, repurchase agreements maturing in excess of seven days, time deposits with a withdrawal penalty, non-negotiable instruments and instruments for which no market exists. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at the current valuation may be difficult.

The following is the value and percentage of net assets of illiquid securities as of February 28, 2009 (amounts in thousands):

	Value	Percentage
California Tax Free Bond Fund	$2,804	1.7%
Intermediate Tax Free Bond Fund	32,836	0.8
New York Tax Free Bond Fund	2,902	0.4

C. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method adjusted for amortization of premiums and accretion of discounts. Dividend income less foreign taxes withheld, if any, is recorded on the ex-dividend date or when the Funds first learn of the dividend.

Purchases of to be announced (“TBA”), when-issued or delayed delivery securities may be settled a month or more after the trade date; interest income is not accrued until settlement date. It is the Funds’ policy to reserve assets with a current value at least equal to the amount of their TBA, when-issued or delayed delivery purchase commitments.

D. Allocation of Income and Expenses — In calculating the net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Expenses directly attributable to a fund are charged directly to that fund while the expenses attributable to more than one fund of the Trust are allocated among the respective funds. Each class of shares bears its pro-rata portion of expenses attributable to its Fund, except that each class separately bears expenses related specifically to that class, such as distribution and shareholder servicing fees.

E. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. Accordingly, no provision for Federal income tax is necessary.

FEBRUARY 28, 2009        J.P. MORGAN TAX FREE FUNDS   57

NOTES TO FINANCIAL STATEMENTS
AS OF FEBRUARY 28, 2009 (continued)

Financial Accounting Standards Board (the “FASB”) Interpretation No. 48, “Accounting for Uncertainty in Income Taxes — an Interpretation of FASB Statement No. 109” (the “Interpretation”) establishes for all entities, including pass-through entities such as the Funds, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. The Funds have recorded no tax liabilities pursuant to the Interpretation. However, the conclusions regarding the Interpretation may be subject to review and adjustment at a later date based on factors including, but not limited to, further interpretation from FASB, new tax laws, regulations and interpretations thereof. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Each of the Funds’ federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

F. Dividends and Distributions to Shareholders — Dividends from net investment income are declared and paid monthly. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed at least annually. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

The following amounts were reclassified within the capital accounts (amounts in thousands):

	Paid-in-capital	Accumulated Undistributed/ (Overdistributed) Net Investment Income	Accumulated Net Realized Gain (Loss) on Investments
Intermediate Tax Free Bond Fund	$—	$1,114	$(1,114)

The reclassifications for Intermediate Tax Free Bond Fund relates primarily to distribution reclassifications.

G. Recent Accounting Pronouncement — In March 2008, Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“SFAS 161”) was issued and is effective for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about a fund’s derivative and hedging activities. Management is currently evaluating the impact the adoption of SFAS 161 will have on the Funds’ financial statement disclosures.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to the Investment Advisory Agreement, J.P. Morgan Investment Management Inc. (the “Advisor”) acts as the investment advisor to the Funds. The Advisor is a wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”). The Advisor supervises the investments of each respective Fund and for such services is paid a fee. The fee is accrued daily and paid monthly at an annual rate equal to 0.30% of each Fund’s respective average daily net assets.

The Advisor waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F.

The Funds may invest in one or more money market funds advised by the Advisor or its affiliates. The Advisor, Administrator and Shareholder Servicing Agent reimburse to the Funds an amount sufficient to offset the respective fees each charges to the affiliated money market fund on the Funds’ investment in such affiliated money market fund. A portion of the reimbursement is voluntary.

The amounts of these waivers/reimbursements resulting from investments in the money market funds for the year ended February 28, 2009 were as follows (amounts in thousands):

California Tax Free Bond Fund	$6
Intermediate Tax Free Bond Fund	362
New York Tax Free Bond Fund	28

B. Administration Fee — Pursuant to an Administration Agreement, JPMorgan Funds Management, Inc. (the “Administrator”), an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Funds. In consideration of these services, the Administrator receives a fee computed daily and paid monthly at the annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the JPMorgan Fund Complex (excluding funds of funds other than JPMorgan International Markets Fund and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the year ended February 28, 2009, the annual effective rate was 0.10% of each Fund’s average daily net assets.

The Administrator waived Administration fees as outlined in Note 3.F.

58   J.P. MORGAN TAX FREE FUNDS        FEBRUARY 28, 2009

J.P. Morgan Investor Services, Co. (“JPMIS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as the Funds’ Sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMIS receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trust’s exclusive underwriter and promotes and arranges for the sale of each Fund’s shares.

The Board of Trustees has adopted a Distribution Plan (the “Distribution Plan”) for Class A, Class B and Class C Shares of the Funds in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that each Fund shall pay distribution fees, including payments to the Distributor, at annual rates of the average daily net assets as shown in the table below:

	Class A	Class B	Class C
California Tax Free Bond Fund	0.25%	n/a	0.75%
Intermediate Tax Free Bond Fund	0.25	0.75%	0.75
New York Tax Free Bond Fund	0.25	0.75	0.75

The Distributor waived Distribution fees as outlined in Note 3.F.

In addition, the Distributor is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class B and Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the year ended February 28, 2009, the Distributor retained the following amounts (in thousands):

	Front-End Sales Charge	CDSC
California Tax Free Bond Fund	$5	$—	(a)
Intermediate Tax Free Bond Fund	83	67
New York Tax Free Bond Fund	133	240

(a)	Amount rounds to less than $1,000.

D. Shareholder Servicing Fees — The Trust, on behalf of the Funds, has entered into a Shareholder Servicing Agreement with the Distributor under which the Distributor provides certain support services to the shareholders. For performing these services, the Distributor receives a fee that is computed daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

	Class A	Class B	Class C	Select Class	Institutional Class
California Tax Free Bond Fund	0.25%	n/a	0.25%	0.25%	0.10%
Intermediate Tax Free Bond Fund	0.25	0.25%	0.25	0.25	0.10
New York Tax Free Bond Fund	0.25	0.25	0.25	0.25	0.10

The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds under which the Distributor will pay all or a portion of such fees earned to financial intermediaries for performing such services.

The Distributor waived Shareholder Servicing fees as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMorgan Chase Bank, N.A. (“JPMCB”), an affiliate of the Funds, provides portfolio custody and accounting services for the Funds. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in Custodian and accounting fees in the Statements of Operations. The custodian fees may be reduced by credits earned by each Fund, based on uninvested cash balances held by the custodian. Such earnings credits are presented separately in the Statements of Operations.

Interest expense, if any, paid to the custodian related to cash overdrafts is included in Interest expense to affiliates in the Statements of Operations.

FEBRUARY 28, 2009        J.P. MORGAN TAX FREE FUNDS   59

NOTES TO FINANCIAL STATEMENTS
AS OF FEBRUARY 28, 2009 (continued)

F. Waivers and Reimbursements — The Advisor, Administrator and Distributor have contractually agreed to waive fees and/or reimburse the Funds to the extent that total annual operating expenses (excluding acquired fund fees and expenses, dividend expense related to short sales, interest, taxes, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed the percentages of the Funds’ respective average daily net assets as shown in the table below:

	Class A	Class B	Class C	Select Class	Institutional Class
California Tax Free Bond Fund	0.60%	n/a	1.10%	0.55%	0.50%
Intermediate Tax Free Bond Fund	0.75	1.43%	1.43	0.59	0.50
New York Tax Free Bond Fund	0.75	1.55	1.55	0.72	0.50

The contractual expense limitation agreements were in effect for the year ended February 28, 2009. The expense limitation percentages in the table above are in place until at least June 30, 2009.

For the year ended February 28, 2009, the Funds’ service providers waived fees and/or reimbursed expenses for each of the Funds as follows (amounts in thousands). None of these parties expects the Funds to repay any such waived fees and reimbursed expenses in future years.

	Contractual Waivers
	Investment Advisory	Administration	Shareholder Servicing	Distribution	Total
California Tax Free Bond Fund	$106	$78	$141	$7	$332
Intermediate Tax Free Bond Fund	—	44	2,929	—	2,973
New York Tax Free Bond Fund	—	—	291	—	291

G. Other — Certain officers of the Trust are affiliated with the Advisor, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.

The Board of Trustees appointed a Chief Compliance Officer to the Funds in accordance with federal securities regulations. Each Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees in the Statements of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as a Trustee. The deferred fees are invested in various JPMorgan Funds until distribution in accordance with the Plan.

During the year ended February 28, 2009, certain Funds may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Advisor.

The Funds may use related party brokers/dealers. For the year ended February 28, 2009, the Funds did not incur any brokerage commissions with brokers/dealers affiliated with the Advisor.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments subject to certain conditions.

4. Investment Transactions

During the year ended February 28, 2009, purchases and sales of investments (excluding short-term investments) were as follows (amounts in thousands):

	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
California Tax Free Bond Fund	$31,506	$21,927
Intermediate Tax Free Bond Fund	1,449,517	525,048
New York Tax Free Bond Fund	119,261	66,390

During the year ended February 28, 2009, there were no purchases or sales of U.S. Government securities.

60   J.P. MORGAN TAX FREE FUNDS        FEBRUARY 28, 2009

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of the investment securities at February 28, 2009, were as follows (amounts in thousands):

	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
California Tax Free Bond Fund	$163,747	$4,295	$3,395	$900
Intermediate Tax Free Bond Fund	4,158,155	154,013	44,710	109,303
New York Tax Free Bond Fund	680,544	25,904	4,367	21,537

The difference between book and tax basis appreciation (depreciation) on investments is primarily attributed to market premium (Intermediate Tax Free Bond Fund and New York Tax Free Bond Fund).

The tax character of distributions paid during the fiscal year ended February 28, 2009 was as follows (amounts in thousands):

	Total Distributions Paid From:
	Ordinary Income	Tax Exempt Income	Net Long Term Capital Gains	Total Distributions Paid
California Tax Free Bond Fund	$42	$6,330	$—	$6,372
Intermediate Tax Free Bond Fund	—	128,661	1,114	129,775
New York Tax Free Bond Fund	—	24,598	—	24,598

The tax character of distributions paid during the fiscal year ended February 29, 2008 was as follows (amounts in thousands):

	Total Distributions Paid From:
	Ordinary Income	Tax Exempt Income	Total Distributions Paid
California Tax Free Bond Fund	$24	$5,706	$5,730
Intermediate Tax Free Bond Fund	247	112,250	112,497
New York Tax Free Bond Fund	—	23,511	23,511

At February 28, 2009, the components of net assets (excluding paid in capital) on a tax basis were as follows (amounts in thousands):

	Current Distributable Ordinary Income	Current Distributable Tax Exempt Income	Current Distributable Long Term Capital Gain or (Tax Basis Capital Loss Carryover)	Unrealized Appreciation (Depreciation)
California Tax Free Bond Fund	$—	$430	$(513)	$900
Intermediate Tax Free Bond Fund	217	10,796	(381)	109,303
New York Tax Free Bond Fund	—	1,223	(2,120)	21,537

For the Funds, the cumulative timing differences primarily consist of distributions payable.

As of February 28, 2009, the following Funds had net capital loss carryforwards, expiring during the years indicated, which are available to offset future realized gains (amounts in thousands):

	2015	2016	2017	Total
California Tax Free Bond Fund	$367	$95	$51	$513
Intermediate Tax Free Bond Fund	—	—	381	381
New York Tax Free Bond Fund	1,641	479	—	2,120

During the year ended February 28, 2009, the Funds utilized capital loss carryforwards as follows (amounts in thousands):

New York Tax Free Bond Fund	$650

FEBRUARY 28, 2009        J.P. MORGAN TAX FREE FUNDS   61

NOTES TO FINANCIAL STATEMENTS
AS OF FEBRUARY 28, 2009 (continued)

6. Borrowings

The Funds rely upon an exemptive order (“Order”) permitting the establishment and operation of an Interfund Lending Facility (“Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. The Interfund Loan Rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPMorgan Trust II (“JPM II”) and may be relied upon by the Funds because they are investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

In addition, the Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the JPMorgan Funds including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 17, 2009. ..

The Funds had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility at February 28, 2009. The average borrowings from the Facility for the year ended February 28, 2009, were as follows (amounts in thousands):

	Average Borrowings	Number of Days Used	Interest Paid
New York Tax Free Bond Fund	$8,049	3	—(a)

(a)	Amount rounds to less than $1,000.

Interest expense paid, if any, as a result of borrowings from another fund or from the unsecured, uncommitted credit facility is included in Interest expense to affiliates in the Statements of Operations.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against each Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

For the Funds, one or more affiliates of the Funds’ investment advisor has investment discretion with respect to their clients’ holdings in the Funds, which collectively represent a significant portion of the Funds’ assets. Significant shareholder transactions, if any, may impact the Funds’ performance.

The Funds invest substantially all of their assets in a diversified portfolio of debt obligations issued by states, territories and possessions of the United States and by the District of Columbia, and by their political subdivisions and duly constituted authorities. California Tax Free Bond Fund and New York Tax Free Bond Fund primarily invest in issuers in the States of California and New York, respectively. An issuer’s ability to meet their payment obligations may be affected by economic or political developments in a specific state or region.

These debt obligations may be insured by private insurers who guarantee the payment of principal and interest in the event of issuer default. The value of these investments may be impacted by changes to bond insurers’ ratings and a Fund’s ability to collect principal and interest in the event of an issuer’s default may be limited if the private insurer does not have the wherewithal to satisfy its obligation.

As of February 28, 2009, companies that insured greater than 20% of the total investments of the respective funds were as follows:

MBIA Insurance Corp:
California Tax Free Bond Fund	31%
New York Tax Free Bond Fund	20%

The concentration percentages presented above do not include insured bonds that have been pre-refunded as of February 28, 2009.

8. Legal Matters

Prior to becoming an affiliate of JPMorgan, on June 29, 2004, Bank One Investment Advisors Corporation (“BOIA”), now known as JPMIA, entered into agreements with the SEC and the New York Attorney General (“NYAG”) in resolution of investigations conducted by the SEC and the NYAG into market timing of certain mutual funds advised by BOIA which were series of One Group Mutual Funds, possible late trading of certain of these funds and related matters. In its settlement with the SEC, BOIA consented to the entry of an order by the SEC (the “SEC Order”) instituting and settling administrative and cease-and-desist proceedings against it. Under the terms of the SEC Order and the NYAG settlement agreement, BOIA agreed to

62   J.P. MORGAN TAX FREE FUNDS        FEBRUARY 28, 2009

pay disgorgement of $10 million and a civil money penalty of $40 million for a total payment of $50 million, which is being distributed to certain current and former shareholders of certain funds. Pursuant to the settlement agreement with the NYAG, BOIA reduced its management fee for certain funds which were series of One Group Mutual Funds (now known as JPM II) in the aggregate amount of approximately $8 million annually over a five-year period commencing September, 2004.

In addition to the matters involving the SEC and NYAG, various lawsuits were filed by private plaintiffs in connection with these circumstances in various state and federal courts. These actions were transferred to the United States District Court for the District of Maryland for coordinated or consolidated pretrial proceedings by the orders of the Judicial Panel on Multidistrict Litigation, a federal judicial body that assists in the administration of such actions. The plaintiffs filed consolidated amended complaints, naming as defendants, among others, BOIA, Bank One Corporation and JPMorgan (the former and current corporate parent of BOIA), the Distributor, One Group Services Company (the former distributor of One Group Mutual Funds), certain officers of One Group Mutual Funds and BOIA, and certain current and former Trustees of One Group Mutual Funds. These complaints alleged, among other things, that various defendants (i) violated various antifraud and other provisions of federal securities laws, (ii) breached their fiduciary duties, (iii) unjustly enriched themselves, (iv) breached Fund-related contracts, and (v) conspired to commit unlawful acts.

As of June 14, 2006, all claims against One Group Mutual Funds and current and former trustees were dismissed by the United States District Court in Maryland. Certain claims against BOIA and its affiliates have also been dismissed, and a settlement in principle has been reached for the purpose of resolving all remaining claims in the litigation in Maryland. The settlement is subject to court approval.

JPMorgan Intermediate Tax Free Bond Fund will be reimbursed for all costs associated with these matters to ensure that they incur no expense as it relates to the matters described above. A portion of these reimbursements may be from related parties.

FEBRUARY 28, 2009        J.P. MORGAN TAX FREE FUNDS   63

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of JPMorgan Trust I and the Shareholders of
JPMorgan California Tax Free Bond Fund, JPMorgan Intermediate Tax Free Bond Fund and
JPMorgan New York Tax Free Bond Fund:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of JPMorgan California Tax Free Bond Fund, JPMorgan Intermediate Tax Free Bond Fund and JPMorgan New York Tax Free Bond Fund (each a separate fund of JPMorgan Trust I) (hereafter collectively referred to as the “Funds”) at February 28, 2009, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2009 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
April 28, 2009

64   J.P. MORGAN TAX FREE FUNDS        FEBRUARY 28, 2009

TRUSTEES
(Unaudited)

The Funds’ Statement of Additional Information includes additional information about the Funds’ Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the JPMorgan Funds’ website at www.jpmorganfunds.com.

Name (Year of Birth); Positions With the Funds (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex
Independent Trustees
William J. Armstrong (1941); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 1987.	Retired; CFO and Consultant, EduNeering, Inc. (internet business education supplier) (2000–2001); Vice President and Treasurer, Ingersoll–Rand Company (manufacturer of industrial equipment) (1972–2000).	138	None.
John F. Finn (1947); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1998.	President and Chief Executive Officer, Gardner, Inc. (wholesale distributor to outdoor power equipment industry) (1979–present).	138	Director, Cardinal Health, Inc. (CAH) (1994–present); Chairman, Greif, Inc. (GEF) (packaging manufacturer) (2007–present).
Dr. Matthew Goldstein (1941); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 2003.	Chancellor, City University of New York (1999–present); President, Adelphi University (New York) (1998–1999).	138	Director, Bronx-Lebanon Hospital Center; Director, United Way of New York City (2002–present).
Robert J. Higgins (1945); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 2002.	Retired; Director of Administration of the State of Rhode Island (2003–2004); President — Consumer Banking and Investment Services, Fleet Boston Financial (1971–2001).	138	None.
Peter C. Marshall (1942); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1985.	Self-employed business consultant (2000–present); Senior Vice President, W.D. Hoard, Inc. (corporate parent of DCI Marketing, Inc.) (2000–2002); President, DCI Marketing, Inc. (1992–2000).	138	Director, Center for Deaf and Hard of Hearing (1990–present).
Marilyn McCoy (1948); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1999.	Vice President of Administration and Planning, Northwestern University (1985–present).	138	Trustee, Carleton College (2003–present).
William G. Morton, Jr. (1937); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 2003.	Retired; Chairman Emeritus (2001–2002), and Chairman and Chief Executive Officer, Boston Stock Exchange (1985–2001).	138	Trustee, Stratton Mountain School (2001–present)

FEBRUARY 28, 2009        J.P. MORGAN TAX FREE FUNDS   65

TRUSTEES
(Unaudited) (continued)

Name (Year of Birth); Positions With the Funds (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex
Independent Trustees
Robert A. Oden, Jr. (1946); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1997.	President, Carleton College (2002–present); President, Kenyon College (1995–2002).	138	Trustee, American University in Cairo (1999–present); Trustee, Carleton College (2002–present).
Fergus Reid, III (1932); Trustee of Trust (Chairman) since 2005; Trustee (Chairman) of heritage JPMorgan Funds since 1987.	Chairman, Joe Pietryka, Inc. (formerly Lumelite Corporation) (plastics manufacturing) (2003–present); Chairman and Chief Executive Officer, Lumelite Corporation (1985–2002).	138	Trustee, Morgan Stanley Funds (164 portfolios) (1992–present).
Frederick W. Ruebeck (1939); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1994.	Advisor, Jerome P. Green & Associates, LLC (broker-dealer) (2000–present); Chief Investment Officer, Wabash College (2004–present); self-employed consultant (2000–present); Director of Investments, Eli Lilly and Company (pharmaceuticals) (1988–1999).	138	Trustee, Wabash College (1988–present); Chairman, Indianapolis Symphony Orchestra Foundation (1994–present).
James J. Schonbachler (1943); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 2001.	Retired; Managing Director of Bankers Trust Company (financial services) (1968–1998).	138	None.
Interested Trustees
Frankie D. Hughes* (1952), Trustee of Trust since 2008.	Principal and Chief Investment Officer, Hughes Capital Management, Inc. (fixed income asset management) (1993–present).	138	None.
Leonard M. Spalding, Jr.** (1935); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 1998.	Retired; Chief Executive Officer, Chase Mutual Funds (investment company) (1989–1998); President and Chief Executive Officer, Vista Capital Management (investment management) (1990–1998); Chief Investment Executive, Chase Manhattan Private Bank (investment management) (1990–1998).	138
Director, Glenview Trust Company, LLC (2001–present); Trustee, St. Catherine College (1998–present); Trustee, Bellarmine University (2000–present); Director, Springfield-Washington County Economic Development Authority (1997–present); Trustee, Catholic Education Foundation (2005–present).

(1)	Each Trustee serves for an indefinite term, subject to the Trust’s current retirement policy, which is age 75 for all Trustees, except Mr. Reid for whom it is age 78.

(2)	A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The JPMorgan Funds Complex for which the Board of Trustees serves currently includes eight registered investment companies (138 funds).

*	Ms. Hughes is treated as an “interested person” based on the portfolio holdings of clients of Hughes Capital Management, Inc.

**	Mr. Spalding is treated as an “interested person” due to his ownership of JPMorgan Chase stock.

The contact address for each of the Trustees is 245 Park Avenue, New York, NY 10167.

66   J.P. MORGAN TAX FREE FUNDS        FEBRUARY 28, 2009

OFFICERS
(Unaudited)

Name (Year of Birth), Positions Held with the Trust (Since)	Principal Occupations During Past 5 Years
George C.W. Gatch (1962), President (2005)
Managing Director, J.P. Morgan Investment Management Inc.; Director and President, JPMorgan Distribution Services, Inc. and JPMorgan Funds Management, Inc. since 2005. Mr. Gatch is CEO and President of the JPMorgan Funds. Mr. Gatch has been an employee of JPMorgan since 1986 and has held positions such as President and CEO of DKB Morgan, a Japanese mutual fund company, which was a joint venture between J.P. Morgan and Dai-Ichi Kangyo Bank, as well as positions in business management, marketing, and sales.

Robert L. Young (1963), Senior Vice President (2005)*
Director and Vice President, JPMorgan Distribution Services, Inc. and JPMorgan Funds Management, Inc.; Chief Operating Officer, JPMorgan Funds since 2005, and One Group Mutual Funds from 2001 until 2005. Mr. Young was Vice President and Treasurer, JPMorgan Funds Management, Inc. (formerly One Group Administrative Services), and Vice President and Treasurer, JPMorgan Distribution Services, Inc. (formerly One Group Dealer Services, Inc.) from 1999 to 2005.

Patricia A. Maleski (1960), Vice President and Chief Administrative Officer (2005), Treasurer and Principal Financial Officer (2008)	Managing Director, JPMorgan Funds Management, Inc.; Head of Funds Administration and Board Liaison, JPMorgan Funds. Ms. Maleski has been with JPMorgan Chase & Co. since 2001.
Frank J. Nasta (1964), Secretary (2008)
Managing Director and Associate General Counsel, JPMorgan Chase since 2008; Previously, Director, Managing Director, General Counsel and Corporate Secretary, J & W Seligman & Co. Incorporated; Secretary of each of the investment companies of the Seligman Group of Funds and Seligman Data Corp.; Director and Corporate Secretary, Seligman Advisors, Inc. and Seligman Services, Inc.

Stephen M. Ungerman (1953), Chief Compliance Officer (2005)	Managing Director, JPMorgan Chase & Co.; Mr. Ungerman was head of Fund Administration — Pooled Vehicles from 2000 to 2004. Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.
Paul L. Gulinello (1950), AML Compliance Officer (2005)
Vice President and Anti Money Laundering Compliance Officer for JPMorgan Asset Management Americas, additionally responsible for personal trading and compliance testing since 2004; Treasury Services Operating Risk Management and Compliance Executive supporting all JPMorgan Treasury Services business units from July 2000 to 2004.

Michael J. Tansley (1964), Controller (2008)
Vice President, JPMorgan Funds Management, Inc. since July 2008; prior to joining JPMorgan Chase, Mr. Tansley worked for General Electric, as Global eFinance Leader in GE Money from 2004 through 2008 and Vice President and Controller of GE Asset Management from 1998.

Elizabeth A. Davin (1964), Assistant Secretary (2008)*
Vice President and Assistant General Counsel, JPMorgan Chase since 2005; Senior Counsel, JPMorgan Chase (formerly Bank One Corporation) from 2004 to 2005; Assistant General Counsel and Associate General Counsel and Vice President, Gartmore Global Investments, Inc. from 1999 to 2004.

Jessica K. Ditullio (1962), Assistant Secretary (2005)*	Vice President and Assistant General Counsel, JPMorgan Chase since 2005; Ms. Ditullio has served as an attorney with various titles for JPMorgan Chase (formerly Bank One Corporation) since 1990.
John T. Fitzgerald (1975), Assistant Secretary (2008)	Vice President and Assistant General Counsel, JPMorgan Chase since 2005; Associate, Willkie Farr & Gallagher LLP (law firm) from 2002 to 2005.
Brian L. Duncan (1965), Assistant Treasurer (2008)*
Vice President, JPMorgan Funds Management, Inc. since June 2007; prior to joining JPMorgan Chase, Mr. Duncan worked for Penn Treaty American Corporation as Vice President and Controller from 2004 through 2007 and Assistant Vice President of Financial Reporting from 2003–2004.

Jeffrey D. House (1972), Assistant Treasurer (2006)*	Vice President, JPMorgan Funds Management, Inc. since July 2006; formerly, Senior Manager of Financial Services of BISYS Fund Services, Inc. from December 1995 until July 2006.
Laura S. Melman (1966), Assistant Treasurer (2006)	Vice President, JPMorgan Funds Management, Inc. since August, 2006, responsible for Taxation; Vice President of Structured Products at The Bank of New York Co., Inc. from 2001 until 2006.
Francesco Tango (1971), Assistant Treasurer (2007)	Vice President, JPMorgan Funds Management, Inc. since January 2003: Associate, JPMorgan Funds Management, Inc. since 1999.

The contact address for each of the officers, unless otherwise noted, is 245 Park Avenue, New York, NY 10167.

*	The contact address for the officer is 1111 Polaris Parkway, Columbus, OH 43240.

FEBRUARY 28, 2009        J.P. MORGAN TAX FREE FUNDS   67

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees and (2) ongoing costs, including investment advisory, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, September 1, 2008, and continued to hold your shares at the end of the reporting period, February 28, 2009.

Actual Expenses

For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value, September 1, 2008	Ending Account Value, February 28, 2009	Expenses Paid During September 1, 2008 to February 28, 2009*	Annualized Expense Ratio
California Tax Free Bond Fund
Class A
Actual	$1,000.00	$1,015.20	$3.00	0.60%
Hypothetical	1,000.00	1,021.82	3.01	0.60
Class C
Actual	1,000.00	1,013.00	5.49	1.10
Hypothetical	1,000.00	1,019.34	5.51	1.10
Select Class
Actual	1,000.00	1,016.50	2.75	0.55
Hypothetical	1,000.00	1,022.07	2.76	0.55
Institutional Class
Actual	1,000.00	1,016.10	2.50	0.50
Hypothetical	1,000.00	1,022.32	2.51	0.50

Intermediate Tax Free Bond Fund
Class A
Actual	1,000.00	1,022.40	3.76	0.75
Hypothetical	1,000.00	1,021.08	3.76	0.75
Class B
Actual	1,000.00	1,018.30	7.16	1.43
Hypothetical	1,000.00	1,017.70	7.15	1.43
Class C
Actual	1,000.00	1,018.50	7.16	1.43
Hypothetical	1,000.00	1,017.70	7.15	1.43

68   J.P. MORGAN TAX FREE FUNDS        FEBRUARY 28, 2009

	Beginning Account Value, September 1, 2008	Ending Account Value, February 28, 2009	Expenses Paid During September 1, 2008 to February 28, 2009*	Annualized Expense Ratio
Intermediate Tax Free Bond Fund (continued)
Select Class
Actual	$1,000.00	$1,022.40	$2.96	0.59%
Hypothetical	1,000.00	1,021.87	2.96	0.59
Institutional Class
Actual	1,000.00	1,022.90	2.51	0.50
Hypothetical	1,000.00	1,022.32	2.51	0.50

New York Tax Free Bond Fund
Class A
Actual	1,000.00	1,022.60	3.76	0.75
Hypothetical	1,000.00	1,021.08	3.76	0.75
Class B
Actual	1,000.00	1,020.40	7.31	1.46
Hypothetical	1,000.00	1,017.55	7.30	1.46
Class C
Actual	1,000.00	1,019.50	7.31	1.46
Hypothetical	1,000.00	1,017.55	7.30	1.46
Select Class
Actual	1,000.00	1,024.20	3.56	0.71
Hypothetical	1,000.00	1,021.27	3.56	0.71
Institutional Class
Actual	1,000.00	1,025.40	2.51	0.50
Hypothetical	1,000.00	1,022.32	2.51	0.50

*	Expenses are equal to the Funds’ annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

FEBRUARY 28, 2009        J.P. MORGAN TAX FREE FUNDS   69

TAX LETTER
(Unaudited)

Certain tax information for the Funds is required to be provided to shareholders based upon the Funds’ income and distributions for the taxable year ended February 28, 2009. The information and distributions reported in this letter may differ from the information and taxable distributions reported to the shareholders for the calendar year ending December 31, 2009. The information necessary to complete your income tax returns for the calendar year ending December 31, 2009 will be received under separate cover.

Long Term Capital Gain Designation — 15%

The Intermediate Tax Free Bond Fund hereby designates approximately $1,114,000 as long-term capital gain distributions for the purpose of the dividend paid deduction on its respective tax return for the fiscal year ended February 28, 2009.

Tax-Exempt Income

The following represents the percentage of distributions paid from net investment income that are exempt from federal income tax for the fiscal year ended February 28, 2009:

Exempt Distributions Paid
California Tax Free Bond Fund	99.34%
Intermediate Tax Free Bond Fund	100.00
New York Tax Free Bond Fund	100.00

70   J.P. MORGAN TAX FREE FUNDS        FEBRUARY 28, 2009

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JPMorgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Funds Distribution Services at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the JPMorgan Funds’ website at www.jpmorganfunds.com.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s holdings is available in the Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and a description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Advisor. A copy of the Funds’ voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. The Funds’ proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

© JPMorgan Chase & Co., 2009 All rights reserved. February 2009.	AN-TF-209

Annual Report

J.P. Morgan Income Funds

February 28, 2009

JPMorgan Bond Fund
JPMorgan Emerging Markets Debt Fund
JPMorgan Enhanced Income Fund
JPMorgan Real Return Fund
JPMorgan Short Term Bond Fund
JPMorgan Short Term Bond Fund II

CONTENTS

President’s Letter	1
Fund Commentaries:
JPMorgan Bond Fund	2
JPMorgan Emerging Markets Debt Fund	4
JPMorgan Enhanced Income Fund	7
JPMorgan Real Return Fund	9
JPMorgan Short Term Bond Fund	11
JPMorgan Short Term Bond Fund II	13
Schedules of Portfolio Investments	16
Financial Statements	40
Financial Highlights	56
Notes to Financial Statements	64
Report of Independent Registered Public Accounting Firm	79
Trustees	80
Officers	82
Schedule of Shareholder Expenses	83
Tax Letter	85

Investments in a Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on current market conditions and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Funds’ prospectus for a discussion of the Funds’ investment objectives, strategies and risks. Call JPMorgan Funds Service Center at (800) 480-4111 for a prospectus containing more complete information about a Fund including management fees and other expenses. Please read it carefully before investing.

PRESIDENT’S LETTER
MARCH 20, 2009 (Unaudited)

Dear Shareholder:

Just when some may have hoped that the arrival of spring would carry with it the promise of an early economic recovery, daily headlines remind us that we are still experiencing the chill of an extraordinary financial crisis having a significant impact on the real economy. Dismal unemployment reports, continued pressure on housing markets, and declines in gross domestic product presented a number of risks to our economy. Although there were a few modest signs of recovery, we have a long way to go before we fully emerge from this crisis.

“While it’s difficult to provide much evidence that the financial markets and the economy are stabilizing, some financial stresses that originally triggered this economic slide have abated somewhat.”

The federal government acted boldly to jump start our economy by passing a broad monetary stimulus package, but it is likely that additional measures, including actions to increase the transparency of financial losses and to remove toxic assets from banks’ balance sheets, will be necessary to move closer to recovery. As investor Warren Buffet remarked recently, “We’re in an economic war, and we’ve got to focus all of our resources to win it.”

While it’s difficult to provide much evidence that the financial markets and the economy are stabilizing, some financial stresses that originally triggered this economic slide have abated somewhat. For example, although the stock market is down very sharply from the start of 2009, volatility — while still double its normal levels — is about half as intense as it was three months after the Lehman Brothers collapse. Thanks in part to intensive government intervention, the spread between LIBOR and Treasury rates has narrowed, showing a measure of increased confidence among market participants. There were other signs of improvement in the commercial paper and credit markets.

Government bond buying pushes yields even lower

In an effort to lower long-term interest rates, the Federal Reserve (Fed) announced plans to buy an additional $750 billion in agency mortgage-backed securities, $100 billion in agency debt and, most notably, $300 billion in longer-term U.S. Treasury bonds. In response, the yield on 10-year Treasuries fell to 2.51% from above 3% the day before — the biggest one-day decline since the 1987 stock market crash.

Prior to the Fed’s announcement, U.S. Treasuries had already begun to lose some of their luster, due mainly to rising supply and a modest, yet gathering enthusiasm for non-government fixed income securities. For the year-to-date period ended February 28, 2009, U.S. Treasury bonds lost 3.43%, after gaining 13.74% last year. From December 31, 2008 to February 28, 2009, they underperformed U.S. mortgage-backed securities, which returned 0.77%, and municipal bonds, with a return of 4.21%. As of February 28, the 30-year Treasury bond closed at 3.71%, the 10-year Treasury bond closed at 3.02%, and the 3-year note closed at 1.40%.

Equity indexes continue to tumble

U.S. equities continued their record of substantial declines for the 12-months ended February 28, 2009. Among U.S. benchmarks, the Dow Jones Industrial Average, the S&P 500 Index and NASDAQ Composite Index returned –41%, –43% and –39% for the same period, respectively. According to the Russell Indexes, mid-cap stocks underperformed their small and large-cap stock counterparts (–47%, compared to –44% and –42% for large and small caps, respectively), while value equities fell more than their growth peers across all capitalization categories.

A disciplined approach to investing

Despite market volatility, we remain committed to our goal of reducing portfolio risk through our investment approach that emphasizes style purity, informed and disciplined security selection, and diversification. Above all, we seek investments that we expect to “behave” as anticipated within your broader portfolios.

While it may be tempting to leave your account statements unopened, I would encourage you to take a good, hard look at your asset allocation to ensure that it provides an appropriate level of risk exposure with respect to your financial goals. Your financial advisor can help you assess your risk tolerance and ensure that your portfolio is appropriately diversified among stocks, bonds, cash and other investments and offers the stability to withstand volatile market conditions.

On behalf of everyone at J.P. Morgan Asset Management, thank you for your continued confidence and trust. We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch
President and CEO
J.P. Morgan Funds

FEBRUARY 28, 2009        J.P. MORGAN INCOME FUNDS   1

JPMorgan Bond Fund

FUND COMMENTARY
AS OF FEBRUARY 28, 2009 (Unaudited)

FUND FACTS

Fund Inception	July 26, 1993
Fiscal Year End	Last Day of February
Net Assets as of 2/28/2009 (In Thousands)	$126,899
Primary Benchmark	Barclays Capital U.S. Aggregate Index (formerly Lehman Brothers U.S. Aggregate Index)
Average Credit Quality	AA–
Duration	4.9

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan Bond Fund, which seeks to provide high total return consistent with moderate risk of capital and maintenance of liquidity*, returned –23.49%** (Institutional Class Shares) for the 12 months ended February 28, 2009, compared to the 2.06% return for the Barclays Capital U.S. Aggregate Index (formerly Lehman Brothers U.S. Aggregate Index) for the same period.

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	The Fund underperformed its benchmark for the period. Fixed income markets experienced much volatility and credit spread widening due primarily to the deleveraging of large market participants and wide-ranging rating agency actions. Generally, when credit spreads of a particular group of securities widen, prices fall, yields increase and total returns decline, relative to comparable-duration U.S. Treasuries. Weak conditions within many financial firms aggravated investor concerns about financial firms’ capitalization. Throughout this turmoil, credit markets became more volatile and more illiquid, as investors lost confidence. Central banks globally responded by pouring enormous amounts of liquidity into the financial system. The liquidity that was provided to the system by central banks prevented a complete financial meltdown, but did not fully alleviate the selling pressures in the market. These pressures accelerated after the Lehman bankruptcy, which led to the Fund’s significant underperformance from September 2008 through December 2008. The Fund did not anticipate the size and longevity of the deleveraging that occurred in 2008.

The Fund’s underperformance was due primarily to mortgage-backed securities (MBS) and asset-backed securities (ABS), and in particular, our holdings in non-agency backed collateralized mortgage obligations (CMOs) and home equity loans. The market came under significant pressure due to liquidity concerns, deleveraging by banks and hedge funds and deteriorating fundamentals. Rating downgrades also accelerated, resulting in forced selling by market participants, generally due to their guideline restrictions. These sales accelerated the credit spread-widening of the Fund’s non-agency positions which further hindered returns. In addition, significant spread-widening in the Fund’s agency MBS position detracted from the Fund’s performance. The Fund invested cash, which was held in support of certain delayed delivery security purchases outstanding, in floating-rate positions to increase the Fund’s yield. However, this strategy, which had helped the Fund’s performance in earlier credit environments by adding to the Fund’s spread duration, now cost the Fund, when, due to extreme spread-widening, the floating rate positions lost significant value. Spread duration is a measure of expected price sensitivity to changes in the market spreads. Similarly, investment-grade corporate securities hurt performance due primarily to the Fund’s financial-related holdings, which experienced volatility due to market concerns. Lastly, high-yield (junk bonds) securities detracted from performance as credit spreads moved to all-time wide levels.

On the positive side, non-callable mortgages and agencies contributed to performance. The Fund’s bias toward higher-coupon mortgages and its tactical trading modestly aided the performance of agency mortgages. The Fund’s yield curve positioning (a curve that shows the relationship between yields and maturity dates for a set of similar bonds, usually Treasuries, at a given point in time) and duration (price sensitivity of a debt security or a portfolio of debt securities to relative changes in the interest rates) also helped returns.

Q:	HOW WAS THE FUND MANAGED?

A:	The portfolio management team balanced top-down macroeconomic themes with bottom-up security selection and interest-rate management. The Fund also allocated its investments to extended sectors, such as emerging market and high-yield debt. The Fund was generally overweight spread duration vs. its benchmark during this time period. The overweighted sectors were generally mortgages, high yield and investment-grade credit. In addition, the Fund experienced significant redemptions during the reporting period, which presented additional challenges in managing the Fund and resulted in the need to sell securities during periods of extreme market volatility.

PORTFOLIO COMPOSITION***

Mortgage Pass-Through Securities	25.6%
Corporate Bonds	23.6
U.S. Treasury Obligations	10.4
Collateralized Mortgage Obligations	9.5
Private Placements	8.1
U.S. Government Agency Securities	8.0
Asset-Backed Securities	5.0
Others (each less than 1.0%)	2.2
Short-Term Investment	7.6

*	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

**	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflect adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

***	Percentages indicated are based upon total investments as of February 28, 2009. The Fund’s composition is subject to change.

2   J.P. MORGAN INCOME FUNDS        FEBRUARY 28, 2009

AVERAGE ANNUAL TOTAL RETURNS AS OF FEBRUARY 28, 2009

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	9/10/01
Without Sales Charge		(23.77)%	(3.28)%	1.58%
With Sales Charge*		(26.66)	(4.01)	1.19
CLASS B SHARES	9/10/01
Without CDSC		(24.23)	(3.90)	0.98
With CDSC**		(29.23)	(4.37)	0.98
CLASS C SHARES	3/31/03
Without CDSC		(24.20)	(3.91)	1.03
With CDSC***		(25.20)	(3.91)	1.03
SELECT CLASS SHARES	9/10/01	(23.63)	(3.16)	1.59
INSTITUTIONAL CLASS SHARES	7/26/93	(23.49)	(3.00)	1.76
ULTRA SHARES	9/10/01	(23.43)	(2.92)	1.87

*	Sales Charge for Class A Shares is 3.75%.

**	Assumes 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.

***	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (2/28/99 TO 2/28/09)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on July 26, 1993 and prior to September 7, 2001 operated in a master feeder structure. The returns for the Institutional Class Shares prior to September 7, 2001 reflect the performance of the institutional feeder of the U.S. Fixed Income Portfolio, whose historical expenses were substantially similar to those of the Institutional Class Shares. The returns for the Select Class, Class A and Class B Shares prior to their inception date reflect the performance of the retail feeder. The historical expenses of the retail feeder are substantially similar to those of the Select Class Shares and lower than the expenses of the Class A and Class B Shares (during this period, therefore, the performance of Class A and Class B Shares would have been lower). The returns for the Ultra Shares prior to their inception date reflect the performance of the Ultra feeder. The historical expenses of the Ultra feeder were similar to those of the Ultra Shares. The returns for Class C Shares prior to inception reflect the historical performance of Class B Shares which has expenses substantially similar to those of Class C Shares.

The graph illustrates comparative performance for $3,000,000 invested in the Institutional Class Shares of the JPMorgan Bond Fund, the Barclays Capital U.S. Aggregate Index and the Lipper Intermediate Investment Grade Debt Funds Index from February 28, 1999 to February 28, 2009. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the Barclays Capital U.S. Aggregate Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Intermediate Investment Grade Debt Funds Index includes expenses associated with mutual funds, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The Barclays Capital U.S. Aggregate Index is an unmanaged index that represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. The Lipper Intermediate Investment Grade Debt Funds Index is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Institutional Class Shares have a $3,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

FEBRUARY 28, 2009        J.P. MORGAN INCOME FUNDS   3

JPMorgan Emerging Markets Debt Fund

FUND COMMENTARY
AS OF FEBRUARY 28, 2009 (Unaudited)

FUND FACTS

Fund Inception	April 17, 1997
Fiscal Year End	Last Day of February
Net Assets as of 2/28/2009 (In Thousands)	$199,533
Primary Benchmark	JPMorgan Emerging Markets Bond Index Global
Average Credit Quality	BB–
Duration	6.0 Years

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan Emerging Markets Debt Fund, which seeks to provide high total return from a portfolio of fixed income securities of emerging markets issuers,* returned –29.67%** (Select Class Shares) for the 12 months ended February 28, 2009, compared to the –11.82% return for the JP Morgan Emerging Markets Bond Index Global for the same period.

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	The Fund underperformed its benchmark for the period. Emerging market credit spreads widened to record levels, along with significant volatility not witnessed in some time. Generally, when credit spreads of a particular group of securities widen, prices fall, yields increase and total returns decline relative to comparable-duration U.S. Treasuries. Financials continued to weaken, with liquidity in debt markets worsening dramatically. Many countries were also impacted by the rapid drop in commodity prices, although agricultural products and metals dropped less than energy. The rating agencies also reacted to concerns over funding and global economic weakening.

In Venezuela and the Ukraine, we held part of our exposure through credit default swaps (CDS) as well as bonds. The CDS positions in these countries detracted from performance as CDS spreads widened more than government bond spreads due to the increased default risk in the weaker economic environment. Holding the equivalent amount of bonds in place of CDS would have also detracted from performance, but less so. The Fund’s holdings in Venezuela also suffered as lower oil prices meant reduced revenues for the government and political volatility increased due to threats by President Hugo Chavez to withdraw from the International Monetary Fund (IMF) and a constitutional referendum to remove term limits.

The Fund’s holdings in Russia and the Ukraine detracted due to reoccurring arguments over natural gas transit prices. Positions held by the Fund within both of these countries were also hit by concerns about corporate rollover risk (risk that a company will be unable to refinance maturing debt), further detracting from performance. Holdings of Brazilian local security debt detracted during the period as the currency, the Brazilian real, sold off as a flight to the U.S. dollar caused most currencies to underperform versus the U.S. The CDS position in Kazakhstan underperformed due to concerns that the government would have to issue debt to support the banking sector. A small overweight in Argentine bonds weighed on returns as higher-beta credits (credits with higher spread sensitivity than the market) underperformed and tensions between the government and farmers over export taxes were renewed.

On the positive side, positions in Guatemalan debt and an underweight to Pakistani bonds contributed to performance. The overweight in Guatemala, an out-of index credit, helped performance as bonds outperformed the broader market despite the worsening global economic outlook. The underweight in Pakistan helped due to a spike in political volatility. Security selection in Chile and Egypt also benefited performance.

Q:	HOW WAS THE FUND MANAGED?

A:	The Fund was managed with a focus on weighted spread-duration contribution versus the underlying index. Spread duration is a measure of expected price sensitivity to changes in the market spreads. The Fund entered September with an underweight in overall spread duration, but with an overweight to the higher-beta countries. While remaining optimistic toward the long-term outlook of emerging markets countries, we pursued our fundamental investment process focusing on those countries that we believed were appropriately priced and able to withstand potential market volatility. The top-five overweights in weighted spread duration versus the index as of August 2008 were Brazil, Russia, the Ukraine, Venezuela and Kazakhstan. The overweights were through a combination of bonds and credit default swaps to manage the overall spread-duration exposure in the Fund. We favored commodity-exporting countries and those with trade balance surpluses. The top underweights in weighted spread duration in the Fund were Turkey, Mexico, the Philippines, Panama and Indonesia. As the period progressed, we reduced the exposure to the top-five countries as the volatility in the market increased, and to create a more defensive position during the crisis. Additionally, the Fund added defensive trades, such as in Austria, purchasing protection, using CDS, to hedge the Portfolio with fixed costs. Austria, specifically the banking sector, is highly exposed to the Eastern European emerging countries and vulnerable to a shock as a result of the crisis. The Fund moved to a further underweight in spread duration later in the reporting period and also reduced exposure to certain countries by cash bond sales and/or purchases of protection via CDS.

4   J.P. MORGAN INCOME FUNDS        FEBRUARY 28, 2009

As of February 28, 2009, the top-five over- and underweights based on the weighted spread duration versus the index are summarized in the table below.

Country	Weighted Spread Duration
Overweights:
Brazil	.44
Venezuela	.30
Russia	.16
Kazakhstan	.13
Guatemala	.11
Underweights:
Turkey	–.66
Mexico	–.38
Bulgaria	–.26
Austria	–.24
Panama	–.20

PORTFOLIO COMPOSITION***

Foreign Government Securities	71.5%
Corporate Bonds	19.5
U.S. Treasury Notes	5.4
Others (each less than 1.0%)	0.4
Short-Term Investment	3.2

SUMMARY OF INVESTMENTS BY COUNTRY***

Brazil	21.3%
Russia	16.8
Venezuela	11.5
United States	8.6
Mexico	6.9
Philippines	5.2
Peru	2.9
Indonesia	2.9
Ukraine	2.6
Dominican Republic	2.4
Netherlands	2.3
Guatemala	2.1
Uruguay	2.0
Turkey	1.7
Colombia	1.7
Costa Rica	1.5
Trinidad & Tobago	1.3
Gabon	1.2
Argentina	1.0
Others (each less than 1.0%)	4.1

*	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

**	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflect adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

***	Percentages indicated are based upon total investments as of February 28, 2009. The Fund’s composition is subject to change.

FEBRUARY 28, 2009        J.P. MORGAN INCOME FUNDS   5

JPMorgan Emerging Markets Debt Fund

FUND COMMENTARY
AS OF FEBRUARY 28, 2009 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF FEBRUARY 28, 2009

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	6/30/06
Without Sales Charge		(29.80)%	1.61%	9.48%
With Sales Charge*		(32.45)	0.84	9.06
CLASS C SHARES	6/30/06
Without CDSC		(30.18)	1.33	9.33
With CDSC**		(31.18)	1.33	9.33
CLASS R5 SHARES	5/15/06	(29.54)	1.85	9.61
SELECT CLASS SHARES	4/17/97	(29.67)	1.74	9.55

*	Sales Charge for Class A Shares is 3.75%.

**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (2/28/99 TO 2/28/09)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The returns for the Class A and Class C Shares prior to their inception date are based on the performance of the Select Class Shares. The actual returns of the Class A and Class C Shares would have been lower than shown because Class A and Class C Shares have higher expenses than Select Class Shares.

Returns for Class R5 Shares prior to their inception date are based on the performance of the Select Class Shares. The actual returns of Class R5 Shares would have been different than shown because Class R5 Shares have different expenses than Select Class Shares.

The graph illustrates comparative performance for $1,000,000 invested in the Select Class Shares of the JPMorgan Emerging Markets Debt Fund, the JPMorgan Emerging Markets Bond Index Global and the Lipper Emerging Markets Debt Funds Index from February 28, 1999 to February 28, 2009. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the JPMorgan Emerging Markets Bond Index Global does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Emerging Markets Debt Funds Index includes expenses associated with mutual funds, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The JPMorgan Emerging Markets Bond Index Global is a broad-based, unmanaged index which tracks total return for external currency denominated debt (Brady bonds, loans, Eurobonds and U.S. dollar-denominated local market instruments) in emerging markets. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. The index is administered by JPMorgan Securities Inc., an affiliate of the advisor. The Lipper Emerging Markets Debt Funds Index is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

The Select Class Shares have a minimum investment of $1,000,000 and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations. The Fund is also subject to the additional risk of nondiversified “regional” fund investing.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

6   J.P. MORGAN INCOME FUNDS        FEBRUARY 28, 2009

JPMorgan Enhanced Income Fund

FUND COMMENTARY
AS OF FEBRUARY 28, 2009 (Unaudited)

FUND FACTS

Fund Inception	November 30, 2001
Fiscal Year End	Last Day of February
Net Assets as of 2/28/2009 (In Thousands)	$7,491
Primary Benchmark	Merrill Lynch USD LIBOR 3 Month Constant Maturity Index
Average Credit Quality	AA
Duration	–0.1 Years

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan Enhanced Income Fund, which seeks to provide high current income consistent with principal preservation,* returned –24.74%** (Institutional Class Shares) for the 12 months ended February 28, 2009, compared to the 3.05% return for the Merrill Lynch USD LIBOR 3 Month Constant Maturity Index for the same period.

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	The Fund underperformed its benchmark for the period. Fixed income markets experienced much volatility and credit spread-widening due primarily to the deleveraging of large market participants and wide-ranging rating agency actions. Generally, when credit spreads of a particular group of securities widen, prices fall, yields increase and total returns decline, relative to comparable-duration U.S. Treasuries. Weak conditions within many financial firms aggravated investor concerns about financial firms’ capitalization. Throughout this turmoil, credit markets became more volatile and more illiquid, as investors lost confidence. Central banks globally responded by pouring enormous amounts of liquidity into the financial system. The liquidity that was provided to the system by central banks prevented a complete financial meltdown, but did not fully alleviate the selling pressures in the market.

The Fund’s underperformance was due primarily to asset-backed securities, the majority of which came from the Fund’s positions in sub-prime and other lower-quality Alt-A mortgage securities, which were at the center of the bursting of the housing bubble. The Fund’s performance was hurt by its position in structured investment vehicles (SIVs). The SIVs were shut off from short-term financing as a consequence of the credit crisis and forced to sell assets, which severely depressed the value of these holdings. In addition, the Fund’s position in corporate financial bonds also detracted from performance as the capitalization of these firms was compromised due to significant volatility in the overall market and industry. The Fund held a large portion of certain floating-rate notes, which also contributed to negative performance.

The Fund’s yield curve positioning (a curve that shows the relationship between yields and maturity dates for a set of similar bonds, usually Treasuries, at a given point in time) and duration (price sensitivity of a debt security or a portfolio of debt securities to relative changes in the interest rates) also detracted from performance.

Q:	HOW WAS THE FUND MANAGED?

A:	The focus was to manage the risk and liquidity in the Fund as the illiquidity in the market spread. Specifically the focus was on reducing risk by selling credit securities that we believed would fare the worst in a continued downturn while maintaining securities that we believed to have longer term value. The proceeds from the sale of these securities were kept in cash. In addition, the Fund experienced significant redemptions during the reporting period, which presented additional challenges in managing the Fund and resulted in the need to sell securities during periods of extreme market volatility.

PORTFOLIO COMPOSITION***

Asset-Backed Securities	47.3%
Collateralized Mortgage Obligations	15.9
Mortgage Pass-Through Securities	15.9
Corporate Bond	5.7
Others (each less than 1.0%)	0.1
Short-Term Investment	15.1

*	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

**	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflect adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

***	Percentages indicated are based upon total investments as of February 28, 2009. The Fund’s composition is subject to change.

FEBRUARY 28, 2009        J.P. MORGAN INCOME FUNDS   7

JPMorgan Enhanced Income Fund

FUND COMMENTARY
AS OF FEBRUARY 28, 2009 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF FEBRUARY 28, 2009

	INCEPTION DATE	1 YEAR	5 YEAR	SINCE INCEPTION
INSTITUTIONAL CLASS SHARES	11/30/01	(24.74)%	(4.03)%	(2.35)%

LIFE OF FUND PERFORMANCE (11/30/01 TO 2/28/09)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on November 30, 2001.

The graph illustrates comparative performance for $3,000,000 invested in the Institutional Class Shares of the JPMorgan Enhanced Income Fund and the Merrill Lynch USD LIBOR 3 Month Constant Maturity Index from November 30, 2001 to February 28, 2009. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the Merrill Lynch USD LIBOR 3 Month Constant Maturity Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of securities included in the benchmark. The Merrill Lynch USD LIBOR 3 Month Constant Maturity Index is an unmanaged index of 3 month constant maturity dollar-denominated deposits derived from interest rates on the most recent available dollar denominated deposits. LIBOR is an abbreviation for the “London Interbank Offered Rate”. Similar to the Fed Funds Rate, it represents the rate at which banks are willing to loan each other reserves. The LIBOR is an average of the rate charged on dollar-denominated deposits traded between banks in London. Investors cannot invest directly in an index.

Institutional Class Shares have a $3,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

8   J.P. MORGAN INCOME FUNDS        FEBRUARY 28, 2009

JPMorgan Real Return Fund

FUND COMMENTARY
AS OF FEBRUARY 28, 2009 (Unaudited)

FUND FACTS

Fund Inception	September 1, 2005
Fiscal Year End	Last Day of February
Net Assets as of 2/28/2009 (In Thousands)	$80,266
Primary Benchmark	Barclays Capital U.S. TIPS Index (formerly Lehman Brothers U.S. TIPS Index)
Average Credit Quality	AAA
Duration	7.5 Years

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan Real Return Fund, which seeks to maximize inflation protected return,* returned –11.20%** (Select Class Shares) for the 12 months ended February 28, 2009, compared to the –7.50% return for the Barclays U.S. Capital TIPS Index (formerly Lehman Brothers U.S. TIPS Index) for the same period.

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	The Fund underperformed its benchmark for the period. Fixed income markets experienced much volatility and credit spread-widening due primarily to the deleveraging of large market participants and wide-ranging rating agency actions. Generally, when credit spreads of a particular group of securities widen, prices fall, yields increase and total returns decline relative to comparable-duration U.S. Treasuries. Weak conditions within many financial firms aggravated investor concerns about financial firms’ capitalization. Throughout this turmoil, credit markets became more volatile and more illiquid, as investors lost confidence. Central banks globally responded by pouring enormous amounts of liquidity into the financial system.

Inflation expectations stayed firm until July 2008 as oil and commodity prices were at their highs. As the economy weakened, oil and commodity prices fell dramatically. The yield spread between a nominal Treasury bond and a Treasury Inflation Protected Security (“TIPS”) of equal maturity (also referred to as TIPS breakeven) fell from highs reached in July 2008 to lows reached in November and December 2008. During January and February of 2009, TIPS rallied back as inflation expectations rose due to the stimulus programs taking hold and the market realizing TIPS were oversold.

The majority of the Fund’s underperformance came from non-Treasury/TIPS strategies including mortgage holdings, which hurt results as credit spreads widened sharply due to liquidity concerns, deleveraging by banks and hedge funds and deteriorating fundamentals. Similarly, due to credit spread-widening, the Fund’s emerging-market debt securities also detracted from performance. The Fund’s international yield curve positioning (a curve that shows the relationship between yields and maturity dates for a set of similar bonds, usually Treasuries, at a given point in time) and duration (price sensitivity of a debt security or a portfolio of debt securities to relative changes in the interest rates) primarily related to international securities also detracted from performance.

With regard to TIPS, these securities contributed to the Fund’s negative performance, as inflation fell sharply in the fourth quarter of 2008, which negatively impacted the values of these positions. However, the value of these positions rallied to help performance during January and February 2009.

Q:	HOW WAS THE FUND MANAGED?

A:	We repositioned the Fund late in the fourth quarter of 2008 to focus primarily on TIPS strategies and got long TIPS breakevens (by purchasing TIPS and selling nominal Treasuries) in late fall of 2008 as prices continued to fall. As the level of the TIPS breakeven got close to the nominal Treasury yield, we further increased the long positions in TIPS, which helped performance. We continued to seek those opportunistic, relative-value investments. We balanced top-down macroeconomic themes with bottom-up security selection. In addition, we employed interest rate management as part of our investment and risk management strategy.

PORTFOLIO COMPOSITION***

U.S. Treasury Obligations	97.1%
Others (each less than 1.0%)	1.0
Short-Term Investment	1.9

*	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

**	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflect adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

***	Percentages indicated are based upon total investments as of February 28, 2009. The Fund’s composition is subject to change.

FEBRUARY 28, 2009        J.P. MORGAN INCOME FUNDS   9

JPMorgan Real Return Fund

FUND COMMENTARY
AS OF FEBRUARY 28, 2009 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF FEBRUARY 28, 2009

	INCEPTION DATE OF CLASS	1 YEAR	3 YEAR	SINCE INCEPTION
CLASS A SHARES	9/1/05
Without Sales Charge		(11.38)%	0.41%	0.02%
With Sales Charge*		(14.74)	(0.87)	(1.07)
CLASS C SHARES	9/1/05
Without CDSC		(11.72)	(0.09)	(0.46)
With CDSC**		(12.72)	(0.09)	(0.46)
SELECT CLASS SHARES	9/1/05	(11.20)	0.62	0.27
INSTITUTIONAL CLASS SHARES	9/1/05	(10.99)	0.81	0.45

*	Sales Charge for Class A Shares is 3.75%.

**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (9/1/05 TO 2/28/09)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on September 1, 2005.

The graph illustrates comparative performance for $1,000,000 invested in the Select Class Shares of the JPMorgan Real Return Fund, Barclays Capital U.S. TIPS Index and Lipper Treasury Inflation-Protected Securities Funds Index from September 1, 2005 to February 28, 2009. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the indices reflects an initial investment at the end of the month preceding the Fund’s inception. The performance of the Barclays Capital U.S. TIPS Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Treasury Inflation-Protected Securities Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The Barclays Capital U.S. TIPS Index is an unmanaged market index comprised of all U.S. Treasury Inflation-Protected Securities rated investment grade (Baa3 or better), have at least one year to final maturity, and at least $250 million par amount outstanding. The Lipper Treasury Inflation-Protected Securities Funds Index is an index based on total returns of the 30 largest mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

The Select Class Shares have a minimum investment of $1,000,000 and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

10   J.P. MORGAN INCOME FUNDS        FEBRUARY 28, 2009

JPMorgan Short Term Bond Fund

FUND COMMENTARY
AS OF FEBRUARY 28, 2009 (Unaudited)

FUND FACTS

Fund Inception	September 13, 1993
Fiscal Year End	Last Day of February
Net Assets as of 2/28/2009 (In Thousands)	$18,837
Primary Benchmark	Merrill Lynch 1–3 Year Treasury Index
Average Credit Quality	AAA
Duration	1.8 Years

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan Short Term Bond Fund, which seeks to provide high total return, consistent with low volatility of principal,* returned –27.07%** (Institutional Class Shares) for the 12 months ended February 28, 2009, compared to the 3.30% return for the Merrill Lynch 1–3 Year Treasury Index for the same period.

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	The Fund underperformed its benchmark for the period. Fixed income markets experienced much volatility and credit spread-widening due primarily to the deleveraging of large market participants and wide-ranging rating agency actions. Generally, when credit spreads of a particular group of securities widen, prices fall, yields increase and total returns decline, relative to comparable-duration U.S. Treasuries. Weak conditions within many financial firms aggravated investor concerns about financial firms’ capitalization. Throughout this turmoil, credit markets became more volatile and more illiquid, as investors lost confidence. Central banks globally responded by pouring enormous amounts of liquidity into the financial system. The liquidity that was provided to the system by central banks prevented a complete financial meltdown, but did not fully alleviate selling pressures in the market. These pressures accelerated after the Lehman bankruptcy, which led to the Fund’s significant underperformance in September 2008. The Fund did not anticipate the size and longevity of the deleveraging that occurred in 2008.

The Fund’s underperformance was due primarily to asset-backed securities, in particular a holding in Sigma Finance Corporation, of a structured investment vehicle (SIV), which rapidly deteriorated in the aftermath of the Lehman bankruptcy. Investment-grade corporate securities also hurt performance due primarily to the Fund’s financial-related holdings, which experienced significant volatility due to market concerns. The Fund’s yield-curve positioning (a curve that shows the relationship between yields and maturity dates for a set of similar bonds, usually Treasuries, at a given point in time) and duration (price sensitivity of a debt security or a portfolio of debt securities to relative changes in the interest rates) also detracted from performance.

Q:	HOW WAS THE FUND MANAGED?

A:	The focus was to manage the risk in the Fund as the illiquidity in the market spread. Specifically, the focus was on reducing risk by selling credit securities that we believed would fare the worst in a continued downturn while maintaining securities that we believed to have longer-term value. The proceeds from the sale of these securities were used to purchase U.S. Treasury securities as the flight to quality continued. In addition, the Fund experienced significant redemptions during the reporting period, which presented additional challenges in managing the Fund and resulted in the need to sell securities during periods of extreme market volatility.

PORTFOLIO COMPOSITION***

U.S. Treasury Obligations	31.1%
Collateralized Mortgage Obligations	7.7
Asset-Backed Securities	7.4
Foreign Government Securities	2.0
Corporate Bonds	2.0
Short-Term Investments	49.8

*	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

**	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflect adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

***	Percentages indicated are based upon total investments as of February 28, 2009. The Fund’s composition is subject to change.

FEBRUARY 28, 2009        J.P. MORGAN INCOME FUNDS   11

JPMorgan Short Term Bond Fund

FUND COMMENTARY
AS OF FEBRUARY 28, 2009 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF FEBRUARY 28, 2009

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	9/10/01
Without Sales Charge		(27.54)%	(4.64)%	(0.02)%
With Sales Charge*		(29.16)	(5.07)	(0.25)
SELECT CLASS SHARES	9/10/01	(27.36)	(4.42)	0.14
INSTITUTIONAL CLASS SHARES	9/13/93	(27.07)	(4.18)	0.41

*	Sales Charge for Class A Shares is 2.25%

TEN YEAR PERFORMANCE (2/28/99 TO 2/28/09)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on September 13, 1993 and prior to September 7, 2001 operated in a master feeder structure. The returns for the Institutional Class Shares prior to September 7, 2001 reflect the performance of the institutional feeder of the Short Term Bond Portfolio, whose historical expenses were substantially similar to those of the Institutional Class Shares. The returns for the Select Class and Class A Shares prior to their inception date reflect the performance of the retail feeder. The historical expenses of the retail feeder are substantially similar to those of the Select Class Shares and lower than the expenses of the Class A Shares (during this period, therefore, the performance of Class A Shares would have been lower).

The graph illustrates comparative performance for $3,000,000 invested in the Institutional Class Shares of the JPMorgan Short Term Bond Fund, the Merrill Lynch 1–3 Year Treasury Index and the Lipper Short Investment Grade Debt Funds Index from February 28, 1999 to February 28, 2009. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the Merrill Lynch 1–3 Year Treasury Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Short Investment Grade Debt Funds Index includes expenses associated with mutual funds, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The Merrill Lynch 1–3 Year Treasury Index is an unmanaged index that measures the return of Treasury notes and bonds with maturities of one to three years. The Lipper Short Investment Grade Debt Funds Index is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Institutional Class Shares have a $3,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

12   J.P. MORGAN INCOME FUNDS        FEBRUARY 28, 2009

JPMorgan Short Term Bond Fund II

FUND COMMENTARY
AS OF FEBRUARY 28, 2009 (Unaudited)

FUND FACTS

Fund Inception	November 30, 1990
Fiscal Year End	Last Day of February
Net Assets as of 2/28/2009 (In Thousands)	$125,895
Primary Benchmark	Barclays Capital 1–3 Year U.S. Government Bond Index (formerly Lehman Brothers 1–3 Year U.S. Government Bond Index)
Average Credit Quality	AA+
Duration	1.7 Years

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan Short Term Bond Fund II, which seeks a high level of income, consistent with preservation of capital,* returned –5.96%** (Select Class Shares) for the 12 months ended February 28, 2009, compared to the 3.68% return for the Barclays Capital 1–3 Year U.S. Government Bond Index (formerly Lehman Brothers 1–3 Year U.S. Government Bond Index) for the same period.

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	The Fund underperformed its benchmark for the period. Fixed income markets experienced much volatility and credit spread-widening due primarily to the deleveraging of large market participants and wide-ranging rating agency actions. Generally, when credit spreads of a particular group of securities widen, prices fall, yields increase and total returns decline, relative to comparable-duration U.S. Treasuries. Weak conditions within many financial firms aggravated investor concerns about financial firms’ capitalization. Throughout this turmoil, credit markets became more volatile and more illiquid, as investors lost confidence. Central banks globally responded by pouring enormous amounts of liquidity into the financial system. The liquidity that was provided to the system by central banks prevented a complete financial meltdown, but did not fully alleviate the selling pressures in the market. These pressures accelerated after the Lehman bankruptcy, which led to the Fund’s significant underperformance in September 2008. The Fund did not anticipate the size and longevity of the deleveraging that occurred in 2008.

The Fund’s underperformance was due primarily to asset-backed securities that were backed by sub-prime mortgages, which were at the center of the bursting of the housing bubble. In addition, the Fund’s performance was hurt by its position in structured investment vehicles (SIVs). The SIVs were shut off from short-term financing as a consequence of the credit crisis and forced to sell their assets, which severely depressed the value of these holdings. The Fund’s position in corporate financial bonds also detracted from performance as the capitalization of these firms was compromised due to significant volatility within the overall market and industry. The Fund’s yield curve positioning (a curve that shows the relationship between yields and maturity dates for a set of similar bonds, usually Treasuries, at a given point in time) and duration (price sensitivity of a debt security or a portfolio of debt securities to relative changes in the interest rates) also detracted from performance.

Q:	HOW WAS THE FUND MANAGED?

A:	The focus was to manage the risk in the Fund as the illiquidity in the market spread. Specifically, the focus was on reducing risk by selling credit securities that we believed would fare the worst in a continued downturn while maintaining securities that we believed to have longer-term value. The proceeds from the sale of these securities were used to purchase U.S. Treasury securities as the flight to quality continued. In addition, the Fund experienced significant redemptions during the reporting period, which presented additional challenges in managing the Fund and resulted in the need to sell securities during periods of extreme market volatility.

PORTFOLIO COMPOSITION***

U.S. Government Agency Securities	29.7%
Corporate Bonds	16.5
U.S. Treasury Obligations	12.2
Collateralized Mortgage Obligations	9.1
Commercial Mortgage-Backed Securities	3.3
Asset-Backed Securities	2.4
Short-Term Investments	26.8

*	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

**	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflect adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

***	Percentages indicated are based upon total investments as of February 28, 2009. The Fund’s composition is subject to change.

FEBRUARY 28, 2009        J.P. MORGAN INCOME FUNDS   13

JPMorgan Short Term Bond Fund II

FUND COMMENTARY
AS OF FEBRUARY 28, 2009 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF FEBRUARY 28, 2009

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	5/6/96
Without Sales Charge		(6.02)%	0.58%	2.66%
With Sales Charge*		(8.11)	0.12	2.43
CLASS M SHARES	7/1/99
Without Sales Charge		(6.25)	0.35	2.42
With Sales Charge**		(7.68)	0.04	2.26
SELECT CLASS SHARES	11/30/90	(5.96)	0.84	2.93

*	Sales Charge for Class A Shares is 2.25%.

**	Sales Charge for Class M Shares is 1.50%.

TEN YEAR PERFORMANCE (2/28/99 TO 2/28/09)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class M Shares prior to their inception date are based on the performance of the Class A Shares. The actual returns of the Class M Shares would have been lower than shown because Class M Shares have higher expenses than Class A Shares.

The graph illustrates comparative performance for $1,000,000 invested in the Select Class Shares of the JPMorgan Short Term Bond Fund II, the Barclays Capital 1–3 Year U.S. Government Bond Index and the Lipper Short Investment Grade Debt Funds Index from February 28, 1999 to February 28, 2009. The performance of the Fund assumes reinvestments of all dividends and capital gains, if any, and does not include a sales charge. The performance of the Barclays Capital 1–3 Year U.S. Government Bond Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Short Investment Grade Debt Funds Index includes expenses associated with mutual funds, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The Barclays Capital 1–3 Year U.S. Government Bond Index is an unmanaged index composed of securities in the U.S. Government Bond Index with maturities of one to three years. The Lipper Short Investment Grade Debt Funds Index is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

14   J.P. MORGAN INCOME FUNDS        FEBRUARY 28, 2009

THIS PAGE IS INTENTIONALLY LEFT BLANK

FEBRUARY 28, 2009        J.P. MORGAN INCOME FUNDS   15

JPMorgan Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2009

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — 125.7%
	Asset-Backed Securities — 6.8%
84	American Express Credit Account Master Trust, Series 2004-C, Class C, VAR, 0.961%, 02/15/12 (e) (i)	77
	Countrywide Asset-Backed Certificates,
1,073	Series 2003-5, Class MF1, VAR, 5.413%, 01/25/34 (m)	566
8	Series 2004-1, Class 3A, VAR, 0.754%, 04/25/34 (m)	2
590	Series 2004-1, Class M1, VAR, 0.974%, 03/25/34 (m)	242
480	Series 2004-1, Class M2, VAR, 1.024%, 03/25/34 (m)	300
116	Series 2005-3, Class AF3, VAR, 4.823%, 08/25/35 (i)	109
420	Series 2005-11, Class AF3, VAR, 4.778%, 02/25/36 (f) (i)	252
	Countrywide Home Equity Loan Trust,
105	Series 2004-1, Class A, VAR, 0.745%, 02/15/34 (f)(m)	21
126	Series 2004-K, Class 2A, VAR, 0.755%, 02/15/34 (m)	47
374	Granite Master Issuer plc, (United Kingdom), Series 2006-2, Class A4, VAR, 0.510%, 12/20/54 (m)	232
227	GSAMP Trust, Series 2005-WMC2, Class A2B, VAR, 0.734%, 11/25/35 (m)	211
5,112	Helios Finance LP, (Cayman Islands), Series 2007-S1, Class B1, VAR, 1.170%, 10/20/14 (e) (f) (i)	2,403
	K2 (USA) LLC,
2,500	VAR, 0.00%, 02/15/10 (d) (f) (i) (s)	—
8,000	Series 2, VAR, 0.000%, 02/15/10 (d) (f) (i) (s)	—
9,000	Series 2007-2D, VAR, 0.000%, 02/15/10 (d) (f) (i) (s)	—
8,500	Series 2007-2I, VAR, 0.000%, 02/15/10 (d) (f) (i) (s)	—
9,000	Series 2007-2J, VAR, 0.000%, 02/15/11 (d) (f) (i) (s)	—
3,100	Links Finance LLC, VAR, 0.000%, 12/31/09 (d) (e) (f) (i) (s)	—
	Long Beach Mortgage Loan Trust,
910	Series 2004-1, Class M1, VAR, 0.974%, 02/25/34 (m)	472
610	Series 2004-1, Class M2, VAR, 1.024%, 02/25/34 (m)	343
670	Series 2004-3, Class M1, VAR, 1.044%, 07/25/34 (m)	248
114	MASTR Asset Backed Securities Trust, Series 2006-AB1, Class A1, VAR, 0.614%, 02/25/36 (m)	113
610	New Century Home Equity Loan Trust, Series 2005-1, Class M1, VAR, 0.924%, 03/25/35 (m)	135
345	Newcastle Mortgage Securities Trust, Series 2006-1, Class A2, VAR, 0.594%, 03/25/36 (m)	340
201	Option One Mortgage Loan Trust, Series 2003-1, Class A2, VAR, 1.314%, 02/25/33 (m)	95
	RESI Finance LP, (Cayman Islands),
2,672	Series 2003-C, Class B3, VAR, 1.849%, 09/10/35 (e) (m)	1,069
566	Series 2003-D, Class B3, VAR, 1.749%, 12/10/35 (e) (m)	212
820	Series 2003-D, Class B4, VAR, 1.949%, 12/10/35 (e) (m)	303
1,009	Series 2005-A, Class B3, VAR, 1.029%, 03/10/37 (e) (m)	247
579	Residential Asset Mortgage Products, Inc., Series 2006-RS1, Class AI2, VAR, 0.704%, 01/25/36 (m)	451
	Wachovia Asset Securitization, Inc.,
219	Series 2002-HE2, Class A, VAR, 0.904%, 12/25/32 (f)	83
135	Series 2003-HE3, Class A, VAR, 0.724%, 11/25/33	67
	Total Asset-Backed Securities (Cost $58,280)	8,640
	Collateralized Mortgage Obligations — 13.0%
	Agency CMO — 3.4%
	Federal Home Loan Mortgage Corp. REMICS,
68	Series 2508, Class PE, 5.500%, 05/15/28 (m)	68
3,833	Series 2701, Class ST, IF, IO, 6.545%, 08/15/21 (m)	239
323	Series 2772, Class GI, IO, 5.000%, 11/15/22 (m)	2
2,295	Series 2779, Class SM, IF, IO, 6.695%, 10/15/18 (m)	168
199	Series 2781, Class PI, IO, 5.000%, 10/15/23 (m)	1
4,586	Series 2861, Class GS, IF, IO, 6.745%, 01/15/21 (m)	145
1,262	Series 2891, Class LI, IO, 5.000%, 06/15/24 (m)	19
1,591	Series 2931, Class GA, 5.000%, 11/15/28 (m)	1,632
1,144	Series 2971, Class PI, IO, 5.500%, 03/15/26 (m)	36
224	Series 2980, Class QB, 6.500%, 05/15/35 (m)	237
2,267	Series 3149, Class IU, IO, 6.000%, 09/15/25 (m)	78
1,387	Federal National Mortgage Association REMICS, Series 2004-87, Class JI, IO, 5.000%, 11/25/30 (m)	99

SEE NOTES TO FINANCIAL STATEMENTS.

16   J.P. MORGAN INCOME FUNDS        FEBRUARY 28, 2009

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Agency CMO — Continued
6,591	Federal National Mortgage Association STRIPS, Series 378, Class 5, IO, 5.000%, 07/01/36 (m)	770
	Federal National Mortgage Association Whole Loan,
59	Series 2003-W3, Class 2A5, 5.356%, 06/25/42 (m)	59
822	Series 2003-W6, Class 1A41, 5.398%, 10/25/42 (m)	840
288	Government National Mortgage Association, Series 2004-44, Class PK, IO, 5.500%, 10/20/27 (m)	2
		4,395
	Non-Agency CMO — 9.6%
	Adjustable Rate Mortgage Trust,
95	Series 2005-4, Class 7A2, VAR, 0.704%, 08/25/35 (m)	40
464	Series 2005-5, Class 6A21, VAR, 0.704%, 09/25/35 (m)	224
90	Series 2005-6A, Class 2A1, VAR, 0.784%, 11/25/35 (m)	40
867	Citigroup Mortgage Loan Trust, Inc., Series 2007-12, Class 2A1, 6.500%, 10/25/36 (e) (i)	388
1,990	CitiMortgage Alternative Loan Trust, Series 2006-A6, Class 1A4, 6.000%, 11/25/36 (m)	1,175
1,643	Countrywide Alternative Loan Trust, Series 2004-28CB, Class 3A1, 6.000%, 01/25/35 (i)	1,318
	Countrywide Home Loan Mortgage Pass-Through Trust,
783	Series 2002-22, Class A20, 6.250%, 10/25/32 (m)	684
376	Series 2006-10, Class 1A10, 5.850%, 05/25/36 (i)	308
	CS First Boston Mortgage Securities Corp.,
164	Series 2003-29, Class 7A1, 6.500%, 12/25/33 (m)	139
489	Series 2004-5, Class 1A8, 6.000%, 09/25/34 (m)	489
1,690	Deutsche ALT-A Securities, Inc., Alternate Loan Trust, Series 2006-AR1, Class 1A2, VAR, 0.684%, 02/25/36 (m)	1,307
2,464	Residential Accredit Loans, Inc., Series 2006-QS11, Class 1A1, 6.500%, 08/25/36 (m)	1,066
157	SACO I, Inc. (Bear Stearns), Series 1997-2, Class 1A5, 7.000%, 08/25/36 (e) (i)	146
404	Structured Asset Mortgage Investments, Inc., Series 2005-AR2, Class 2A1, VAR, 0.704%, 05/25/45	181
271	WaMu Mortgage Pass-Through Certificates, Series 2005-AR2, Class 2A21, VAR, 0.804%, 01/25/45	117
	Wells Fargo Mortgage Backed Securities Trust,
504	Series 2003-2, Class A6, 5.250%, 02/25/18	494
2,109	Series 2003-M, Class A1, VAR, 4.709%, 12/25/33 (i)	1,717
1,160	Series 2006-AR3, Class A1, VAR, 5.704%, 03/25/36	657
3,085	Series 2007-AR4, Class A1, VAR, 5.997%, 08/25/37 (i)	1,621
		12,111
	Total Collateralized Mortgage Obligations (Cost $23,797)	16,506
	Commercial Mortgage-Backed Securities — 0.6%
785	Morgan Stanley Dean Witter Capital I, Series 2003-HQ2, Class A2, 4.920%, 03/12/35 (m)	681
170	Wachovia Bank Commercial Mortgage Trust, Series 2005-C17, Class A4, VAR, 5.083%, 03/15/42	129
	Total Commercial Mortgage-Backed Securities (Cost $955)	810
	Corporate Bonds — 32.2%
	Aerospace & Defense — 0.2%
210	Hawker Beechcraft Acquisition Co. LLC/Hawker Beechcraft Notes Co., PIK, 8.875%, 04/01/15 (m)	18
265	L-3 Communications Corp., 5.875%, 01/15/15 (m)	245
		263
	Auto Components — 0.2%
210	Goodyear Tire & Rubber Co. (The), 9.000%, 07/01/15 (m)	159
285	Tenneco, Inc., 8.125%, 11/15/15	48
365	TRW Automotive, Inc., 7.250%, 03/15/17 (e)	102
		309
	Beverages — 0.6%
280	Anheuser-Busch InBev Worldwide, Inc., 7.200%, 01/15/14 (e) (m)	291
330	Constellation Brands, Inc., 7.250%, 09/01/16 (m)	311
250	Dr. Pepper Snapple Group, Inc., 6.820%, 05/01/18 (m)	233
		835
	Capital Markets — 1.1%
415	Goldman Sachs Group, Inc. (The), 6.750%, 10/01/37 (m)	295
1,645	Lehman Brothers Holdings Capital Trust VII, 5.857%, 05/31/12 (d) (i) (x)	—	(h)

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2009        J.P. MORGAN INCOME FUNDS   17

JPMorgan Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2009 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Capital Markets — Continued
	Lehman Brothers Holdings, Inc.,
650	VAR, 0.000%, 08/21/09 (d)	80
690	VAR, 0.000%, 05/25/10 (d)	84
	Morgan Stanley,
125	5.450%, 01/09/17 (m)	108
810	5.625%, 01/09/12 (m)	781
		1,348
	Chemicals — 1.1%
480	Huntsman LLC, 11.500%, 07/15/12 (m)	378
580	Ineos Group Holdings plc, (United Kingdom), 8.500%, 02/15/16 (e) (m)	35
450	Nalco Co., 8.875%, 11/15/13 (m)	435
255	PolyOne Corp., 8.875%, 05/01/12 (m)	105
490	Terra Capital, Inc., 7.000%, 02/01/17	446
		1,399
	Commercial Banks — 0.4%
670	Glitnir Banki HF, (Iceland), 0.000%, 10/15/08 (d) (e) (i)	7
2,535	Shinsei Finance II, (Cayman Islands), VAR, 7.160%, 07/25/16 (e) (i) (x)	261
320	Woori Bank, (South Korea), VAR, 5.750%, 03/13/14 (e) (i)	260
		528
	Commercial Services & Supplies — 0.5%
190	ACCO Brands Corp., 7.625%, 08/15/15 (m)	77
475	Allied Waste North America, Inc., 7.250%, 03/15/15 (m)	463
72	Corrections Corp. of America, 6.250%, 03/15/13 (m)	69
		609
	Consumer Finance — 0.8%
545	Ford Motor Credit Co. LLC, 7.800%, 06/01/12 (m)	296
202	GMAC LLC, 6.875%, 08/28/12 (e) (m)	116
650	John Deere Capital Corp., 5.350%, 04/03/18 (m)	600
		1,012
	Diversified Consumer Services — 0.4%
150	Service Corp. International, 7.375%, 10/01/14	143
445	Stewart Enterprises, Inc., 6.250%, 02/15/13	390
		533
	Diversified Financial Services — 2.5%
370	General Electric Capital Corp., 5.875%, 01/14/38 (m)	263
3,220	Xstrata Finance Dubai Ltd., (United Arab Emirates), VAR, 1.581%, 11/13/09 (e) (m)	2,894
		3,157
	Diversified Telecommunication Services — 3.6%
850	AT&T, Inc., 5.800%, 02/15/19 (m)	826
195	Digicel Group Ltd., (Bermuda), 8.875%, 01/15/15 (e) (m)	145
665	Nordic Telephone Co. Holdings ApS, (Denmark), 8.875%, 05/01/16 (e) (m)	605
385	Qwest Communications International, Inc., 7.250%, 02/15/11 (m)	366
1,000	Telefonica Emisiones S.A.U., (Spain), 5.855%, 02/04/13	1,025
	Verizon Wireless Capital LLC,
825	5.550%, 02/01/14 (e)	820
240	8.500%, 11/15/18 (e)	270
490	Wind Acquisition Finance S.A., (Luxembourg), 10.750%, 12/01/15 (e)	491
		4,548
	Electric Utilities — 1.5%
195	EDF S.A., (France), 6.950%, 01/26/39 (e) (m)	196
560	Indiana Michigan Power Co., 7.000%, 03/15/19 (m)	546
270	Mirant Americas Generation LLC, 8.300%, 05/01/11 (m)	260
200	Nevada Power Co., 7.125%, 03/15/19 (m)	200
450	Spectra Energy Capital LLC, 7.500%, 09/15/38	394
235	Texas Competitive Electric Holdings Co. LLC, 10.250%, 11/01/15	119
235	Virginia Electric & Power Co., 6.350%, 11/30/37	237
		1,952
	Electrical Equipment — 0.1%
100	Baldor Electric Co., 8.625%, 02/15/17 (m)	79

	Electronic Equipment, Instruments & Components — 0.0% (g)
260	NXP BV / NXP Funding LLC, (Netherlands), 9.500%, 10/15/15 (m)	22
	FDIC Guaranteed Securities (˜) — 1.8%
735	Bank of America Corp., 3.125%, 06/15/12 (m)	754
735	Citigroup, Inc., 2.875%, 12/09/11 (m)	751
750	Goldman Sachs Group, Inc. (The), 3.250%, 06/15/12 (m)	776
		2,281
	Food & Staples Retailing — 0.1%
160	Wal-Mart Stores, Inc., 5.250%, 09/01/35	149
	Food Products — 0.1%
185	Del Monte Corp., 6.750%, 02/15/15 (m)	177
	Gas Utilities — 0.8%
830	NGPL PipeCo LLC, 7.119%, 12/15/17 (e) (m)	770
270	Sonat, Inc., 7.625%, 07/15/11	258
		1,028

SEE NOTES TO FINANCIAL STATEMENTS.

18   J.P. MORGAN INCOME FUNDS        FEBRUARY 28, 2009

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Health Care Equipment & Supplies — 0.8%
360	Biomet, Inc., PIK, 10.375%, 10/15/17 (m)	314
735	Cooper Cos., Inc. (The), 7.125%, 02/15/15 (m)	657
		971
	Health Care Providers & Services — 1.0%
400	CHS/Community Health Systems, Inc., 8.875%, 07/15/15 (m)	378
570	HCA, Inc., PIK, 9.625%, 11/15/16 (m)	476
400	Roche Holdings, Inc., 6.000%, 03/01/19 (e)	404
		1,258
	Hotels, Restaurants & Leisure — 0.8%
530	Host Hotels & Resorts LP, 7.125%, 11/01/13 (m)	420
545	MGM Mirage, 5.875%, 02/27/14 (m)	226
455	Vail Resorts, Inc., 6.750%, 02/15/14	382
		1,028
	Household Durables — 0.4%
	Beazer Homes USA, Inc.,
205	6.500%, 11/15/13 (m)	56
70	6.875%, 07/15/15 (m)	19
320	Jarden Corp., 7.500%, 05/01/17 (m)	249
355	Sealy Mattress Co., 8.250%, 06/15/14	144
330	Simmons Co., SUB, 10.000%, 12/15/14	3
		471
	Household Products — 0.6%
	Visant Holding Corp.,
510	8.750%, 12/01/13	469
340	SUB, 10.250%, 12/01/13 (m)	310
		779
	Independent Power Producers & Energy Traders — 0.2%
335	NRG Energy, Inc., 7.375%, 02/01/16 (m)	309
	Insurance — 3.1%
190	Metropolitan Life Global Funding I, 5.125%, 04/10/13 (e) (m)	181
1,790	Nationwide Life Global Funding I, VAR, 1.448%, 10/09/09 (e) (m)	1,770
395	Principal Life Income Funding Trusts, 5.300%, 04/24/13 (m)	376
518	QBE Insurance Group Ltd., (Australia), 9.750%, 03/14/14 (e) (i)	510
1,790	StanCorp Financial Group, Inc., VAR, 6.900%, 05/29/67 (i)	858
1,705	Stingray Pass-Through Trust, (Cayman Islands), 5.902%, 01/12/15 (e) (i)	205
		3,900
	IT Services — 0.1%
200	SunGard Data Systems, Inc., 10.250%, 08/15/15	137
	Leisure Equipment & Products — 0.2%
450	Steinway Musical Instruments, Inc., 7.000%, 03/01/14 (e)	297
	Machinery — 0.3%
445	Terex Corp., 8.000%, 11/15/17	358
	Media — 1.6%
575	CCO Holdings LLC/CCO Holdings Capital Corp., 8.750%, 11/15/13 (d) (m)	448
640	Dex Media West LLC/Dex Media West Finance Co., 9.875%, 08/15/13 (m)	98
870	Dex Media, Inc., SUB, 9.000%, 11/15/13 (m)	56
285	DirecTV Holdings LLC/DirecTV Financing Co., 6.375%, 06/15/15 (m)	259
530	DISH DBS Corp., 7.125%, 02/01/16 (m)	478
320	Quebecor Media, Inc., (Canada), 7.750%, 03/15/16 (m)	261
335	Time Warner Cable, Inc., 7.300%, 07/01/38	306
125	Videotron Ltee, (Canada), 6.875%, 01/15/14	117
		2,023
	Metals & Mining — 0.7%
225	Arch Western Finance LLC, 6.750%, 07/01/13 (m)	210
255	Freeport-McMoRan Copper & Gold, Inc., 8.250%, 04/01/15 (m)	227
490	Rio Tinto Finance USA Ltd., (Australia), 5.875%, 07/15/13 (m)	446
		883
	Multiline Retail — 0.4%
185	Neiman-Marcus Group, Inc. (The), PIK, 9.000%, 10/15/15 (m)	73
415	Target Corp., 6.500%, 10/15/37	374
		447
	Multi-Utilities — 0.4%
505	Mirant North America LLC, 7.375%, 12/31/13 (m)	462
	Oil, Gas & Consumable Fuels — 2.3%
890	Canadian Natural Resources Ltd., (Canada), 6.250%, 03/15/38 (m)	664
430	Chesapeake Energy Corp., 6.500%, 08/15/17 (m)	339
740	EnCana Corp., (Canada), 6.625%, 08/15/37 (m)	617
700	Enterprise Products Operating LLC, 6.300%, 09/15/17 (m)	642
225	Hess Corp., 8.125%, 02/15/19 (m)	229
460	XTO Energy, Inc., 6.375%, 06/15/38	389
		2,880
	Paper & Forest Products — 0.3%
345	Georgia-Pacific LLC, 7.000%, 01/15/15 (e) (m)	321

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2009        J.P. MORGAN INCOME FUNDS   19

JPMorgan Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2009 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Pharmaceuticals — 0.6%
300	GlaxoSmithKline Capital, Inc., 6.375%, 05/15/38 (m)	315
435	Novartis Capital Corp., 4.125%, 02/10/14 (m)	439
		754
	Road & Rail — 0.1%
105	Hertz Corp. (The), 8.875%, 01/01/14 (m)	52
195	RSC Equipment Rental, Inc., 9.500%, 12/01/14 (m)	104
		156
	Semiconductors & Semiconductor Equipment — 0.2%
265	Freescale Semiconductor, Inc., PIK, 9.125%, 12/15/14 (m)	17
780	Sensata Technologies BV, (Netherlands), 8.000%, 05/01/14	203
		220
	Software — 0.0% (g)
310	Open Solutions, Inc., 9.750%, 02/01/15 (e) (m)	49
	Specialty Retail — 0.1%
160	Sally Holdings LLC/Sally Capital, Inc., 9.250%, 11/15/14	152
	Textiles, Apparel & Luxury Goods — 0.1%
250	Hanesbrands, Inc., VAR, 5.698%, 12/15/14 (m)	165
	Thrifts & Mortgage Finance — 0.2%
185	Countrywide Financial Corp., VAR, 1.686%, 03/24/09 (m)	185
	Tobacco — 0.8%
595	Altria Group, Inc., 9.700%, 11/10/18 (m)	623
405	Philip Morris International, Inc., 6.375%, 05/16/38 (m)	398
		1,021
	Wireless Telecommunication Services — 1.1%
215	Cricket Communications, Inc., 9.375%, 11/01/14 (m)	196
260	MetroPCS Wireless, Inc., 9.250%, 11/01/14 (m)	246
985	Rogers Communications, Inc., (Canada), 6.800%, 08/15/18	986
		1,428
	Total Corporate Bonds (Cost $58,023)	40,883
	Foreign Government Security — 0.5%
646	National Agricultural Cooperative Federation, (South Korea), VAR, 5.750%, 06/18/14 (f) (Cost $656)	580
	Loan Participations & Assignments — 0.7%
	Independent Power Producers & Energy Traders — 0.5%
	TXU (Texas Competitive Electric), Initial Tranche B-2 Term Loan,
5	3.909%, 10/10/14	3
975	3.948%, 10/10/14	601
8	4.451%, 10/10/14	5
		609
	IT Services — 0.2%
	First Data Corp., Initial Tranche B1 Term Loan,
437	3.223%, 09/24/14	288
28	3.229%, 09/24/14	18
		306
	Total Loan Participations & Assignments (Cost $1,438)	915
	Mortgage Pass-Through Securities — 35.0%
	Federal Home Loan Mortgage Corp., Gold Pool, 15 Year, Single Family,
57	6.000%, 02/01/11 – 04/01/11 (m)	59
	Federal Home Loan Mortgage Corp., Gold Pool, 30 Year, Single Family,
82	6.000%, 01/01/35 (m)	85
25	7.000%, 12/01/25 – 02/01/26 (m)	27
57	7.500%, 10/01/26 – 02/01/27 (m)	61
42	8.000%, 04/01/26 – 07/01/26 (m)	44
3,650	TBA, 6.500%, 03/15/39	3,817
	Federal National Mortgage Association, 15 Year, Single Family,
3,350	TBA, 4.500%, 03/25/24	3,409
1,140	TBA, 5.500%, 03/25/24	1,182
650	TBA, 6.000%, 03/25/24	678
	Federal National Mortgage Association, 30 Year, Single Family,
663	6.000%, 10/01/23 – 01/01/29 (m)	691
60	6.500%, 04/01/29 – 11/01/29 (m)	64
77	7.000%, 02/01/35 (m)	82
26	7.500%, 03/01/35 (m)	27
— (h)	8.000%, 08/01/22 (m)	—	(h)
— (h)	8.500%, 10/01/25 (m)	—	(h)
5,600	TBA, 4.500%, 03/25/39	5,610
6,800	TBA, 5.000%, 03/25/39	6,917
17,035	TBA, 5.500%, 03/25/39	17,450
	Government National Mortgage Association, 30 Year, Single Family,
— (h)	9.000%, 04/15/11 (m)	—	(h)
1,100	TBA, 5.000%, 03/15/39	1,122
2,100	TBA, 6.000%, 03/15/39	2,170
900	TBA, 6.500%, 03/15/39	938
	Total Mortgage Pass-Through Securities (Cost $44,258)	44,433

SEE NOTES TO FINANCIAL STATEMENTS.

20   J.P. MORGAN INCOME FUNDS        FEBRUARY 28, 2009

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Private Placements — 11.1%
2,823	81 Irving Place, Irving Tenants Corp., Secured by First Mortgage and Agreement on Co-op Apartment Building in New York City, 6.950%, 01/01/29 (f) (i)	2,851
10,235	200 East 57th St., 200 East Tenants Corp., Secured by First Mortgage and Agreement on Co-op Apartment Building in New York City, 6.500%, 01/01/14 (f) (i)	10,498
708	200 East 57th St., 200 East Tenants Corp., Secured by Second Mortgage and Agreement on Co-op Apartment Building in New York City, 6.720%, 01/01/13 (f) (i)	733
		14,082
	Total Private Placements (Cost $13,766)	14,082
	U.S. Government Agency Securities — 10.8%
7,565	Federal Home Loan Mortgage Corp., 4.500%, 01/15/14 (m)	8,194
5,545	Federal National Mortgage Association, 1.750%, 03/23/11 (m)	5,551
	Total U.S. Government Agency Securities (Cost $13,232)	13,745
	U.S. Treasury Obligations — 14.3%
	U.S. Treasury Bonds,
555	4.375%, 02/15/38 (m)	612
2,375	4.500%, 05/15/38 (m)	2,696
100	7.250%, 05/15/16 (k)	127
	U.S. Treasury Notes,
6,000	0.875%, 01/31/11 (m)	5,987
1,260	1.500%, 10/31/10 (k) (m)	1,271
330	1.750%, 03/31/10 (k) (m)	333
1,330	1.750%, 01/31/14 (m)	1,316
225	2.000%, 02/28/10 (k) (m)	228
610	2.000%, 11/30/13 (m)	611
335	2.125%, 04/30/10 (k) (m)	340
1,040	2.750%, 07/31/10 (k) (m)	1,068
1,385	2.750%, 10/31/13 (m)	1,437
5	2.750%, 02/15/19 (m)	5
105	2.875%, 06/30/10 (m)	108
175	3.375%, 10/15/09 (m)	178
485	3.500%, 02/15/10 (k) (m)	498
450	3.875%, 05/15/09 (k) (m)	453
320	4.000%, 02/15/15 (k)	351
85	4.500%, 09/30/11 (k) (m)	92
85	4.625%, 07/31/09 (k) (m)	87
265	4.875%, 08/15/09 (k) (m)	270
	Total U.S. Treasury Obligations (Cost $18,056)	18,068

SHARES	SECURITY DESCRIPTION	VALUE($)
	Preferred Stocks — 0.7%
	Insurance — 0.7%
2,000	Axis Capital Holdings Ltd., (Bermuda), Series B, VAR, 7.500%, 12/01/15 (Cost $2,029) (f) (i) (x)	900
	Total Long-Term Investments (Cost $234,490)	159,562

NOTIONAL AMOUNT($)	SECURITY DESCRIPTION	VALUE
Options Purchased — 0.4%
	Call Option Purchased — 0.3%
	Receiver Option Purchased on Interest Rate Swap:
35,630	Expiring 03/16/09. If exercised the Fund receives semi-annually 2.510% and pays quarterly floating 3 month LIBOR expiring 03/18/10, European Style. Counterparty: Barclays Bank plc (r)	385
	Put Option Purchased — 0.1%
	Payer Option Purchased on Interest Rate Swap:
4,250	Expiring 07/08/09. If exercised the Fund pays semi-annually 3.713% and receives quarterly floating 3 month LIBOR expiring 07/10/19, European Style. Counterparty: Credit Suisse International (r)	107
	Total Options Purchased (Cost $147)	492

SHARES
Short-Term Investment — 10.4%
	Investment Company — 10.4%
13,208	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.830% (b) (l) (m) (Cost $13,208)	13,208
	Total Investments — 136.5% (Cost $247,845)	173,262
	Liabilities in Excess of Other Assets — (36.5)%	(46,363)
	NET ASSETS — 100.0%	$126,899

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2009        J.P. MORGAN INCOME FUNDS   21

JPMorgan Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2009 (continued)

(Amounts in thousands, except number of contracts)

Futures Contracts

NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT 02/28/09	UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
2	Eurodollar	03/16/09	$494	$8
15	30 Day Federal Funds	03/30/09	6,235	61
2	Eurodollar	06/15/09	493	5
64	10 Year U.S. Treasury Note	06/19/09	7,682	(94)
10	30 Year U.S. Treasury Bond	06/19/09	1,233	(29)
14	30 Day Federal Funds	06/30/09	5,817	48
28	2 Year U.S. Treasury Note	06/30/09	6,065	(8)
10	30 Day Federal Funds	07/31/09	4,153	34
2	Eurodollar	09/14/09	493	6
5	30 Day Federal Funds	11/30/09	2,073	11
2	Eurodollar	12/14/09	492	6
2	Eurodollar	03/15/10	492	6
2	Eurodollar	06/14/10	491	6
97	Eurodollar	09/13/10	23,740	74
2	Eurodollar	12/13/10	488	— (h)

	Short Futures Outstanding
(14)	10 Year U.S. Treasury Note	06/19/09	(1,680)	19
(23)	2 Year U.S. Treasury Note	06/30/09	(4,982)	(6)
(167)	5 Year U.S. Treasury Note	06/30/09	(19,470)	73
				$220

Options Written
Receiver Option Written on Interest Rate Swap*

COUNTERPARTY	EXERCISE RATE** (r)	OPTION EXPIRATION DATE	SWAP TERMINATION DATE	NOTIONAL AMOUNT	VALUE
Barclays Bank plc	2.010% semi-annually	03/16/09	03/18/10	$35,630	$(209)
(Premiums received of $50.)
*European Style.
** The Fund would pay quarterly a floating rate based on 3 month LIBOR, if exercised.

Credit Default Swaps — Buy Protection [1]
Corporate and Sovereign Issuers:

SWAP COUNTERPARTY/ REFERENCE OBLIGATION	FUND PAYS FIXED RATE (r)	TERMINATION DATE	IMPLIED CREDIT SPREAD AS OF 02/28/09 [3]	NOTIONAL AMOUNT [4]	VALUE	UPFRONT PREMIUMS (PAID)/ RECEIVED [5]
Credit Suisse International:
Kingdom of Sweden, 3.875%, 12/29/09	1.420% quarterly	03/20/14	1.411%	$625	$(1)	$—
Kingdom of Sweden, 3.875%, 12/29/09	1.540% quarterly	03/20/14	1.411	375	(2)	—
Deutsche Bank AG, New York:
Aetna, Inc., 6.625%, 06/15/36	1.280% quarterly	03/20/14	0.992	1,000	(15)	—
Royal Bank of Scotland:
Republic of Korea, 4.250%, 06/01/13	3.400% quarterly	03/20/14	4.339	1,000	37	—
Republic of Slovenia, 5.375%, 04/11/11	2.050% semi-annually	02/20/14	2.051	150	— (h)	—
Republic of Slovenia, 5.375%, 04/11/11	2.080% semi-annually	02/20/14	2.051	60	— (h)	—
Republic of Slovenia, 5.375%, 04/11/11	2.197% semi-annually	02/20/14	2.051	60	(1)	—
Republic of Slovenia, 5.375%, 04/11/11	2.250% semi-annually	02/20/14	2.051	30	— (h)	—
					$18	$—

SEE NOTES TO FINANCIAL STATEMENTS.

22   J.P. MORGAN INCOME FUNDS        FEBRUARY 28, 2009

Credit Indices:

SWAP COUNTERPARTY/ REFERENCE OBLIGATION	FUND PAYS FIXED RATE (r)	TERMINATION DATE	IMPLIED CREDIT SPREAD AS OF 02/28/09 [3]	NOTIONAL AMOUNT [4]	VALUE	UPFRONT PREMIUMS (PAID)/ RECEIVED [5]
Deutsche Bank AG, New York:
CDX.EM.10	3.350% semi-annually	12/20/13	8.602%	$250	$42	$(41)
Royal Bank of Scotland:
ABX.HE.PENAAA.06.2	0.110% monthly	05/25/46	40.740	2,500	844	(461)
CDX.EM.10	3.350% semi-annually	12/20/13	8.602	500	85	(82)
					$971	$(584)

Credit Default Swaps — Sell Protection [2]
Corporate and Sovereign Issuers:

SWAP COUNTERPARTY/ REFERENCE OBLIGATION	FUND RECEIVES FIXED RATE (r)	TERMINATION DATE	IMPLIED CREDIT SPREAD AS OF 02/28/09 [3]	NOTIONAL AMOUNT [4]	VALUE	UPFRONT PREMIUMS (PAID)/ RECEIVED [5]
Deutsche Bank AG, New York:
Canadian Natural Resources, Ltd., 5.450%, 10/01/12	5.600% quarterly	03/20/14	5.804%	$300	$(2)	$—
Petroleos de Venezuela S.A., 5.375%, 04/12/27	2.585% semi-annually	05/20/12	26.476	1,410	(627)	—
					$(629)	$—

Credit Indices:

SWAP COUNTERPARTY/ REFERENCE OBLIGATION	FUND RECEIVES FIXED RATE (r)	TERMINATION DATE	IMPLIED CREDIT SPREAD AS OF 02/28/09 [3]	NOTIONAL AMOUNT [4]	VALUE	UPFRONT PREMIUMS (PAID)/ RECEIVED [5]
Citibank, N.A.:
CDX.EM.10*	3.350% semi-annually	12/20/13	8.602%	$1,450	$(246)	$223
Deutsche Bank AG, New York:
CDX.NA.HY.11.2	5.000% quarterly	12/20/13	15.677	1,350	(358)	350
CDX.NA.HY.11.2	5.000% quarterly	12/20/13	15.677	1,800	(478)	429
Royal Bank of Scotland:
ABX.HE.PENAAA.07.2	0.760% monthly	01/25/38	43.048	2,500	(1,725)	1,346
					$(2,807)	$2,348

[1]	The Fund, as a buyer of credit protection, is generally obligated to make periodic payments and may also pay an upfront premium to the protection seller, in exchange for the right to receive a contingent payment, upon occurrence of a credit event with respect to an underlying reference obligation, as defined under the terms of individual swap contracts.

[2]	The Fund, as a seller of credit protection, receives periodic payments and any upfront premium from the protection buyer, and is obligated to make a contingent payment, upon occurrence of a credit event with respect to an underlying reference obligation, as defined under the terms of individual swap contracts.

[3]	Implied credit spreads are an indication of the seller’s performance risk, related to the likelihood of a credit event occurring that would require a seller to make payment to a buyer. Implied credit spreads are used to determine the value of swap contracts and reflect the cost of buying/selling protection, which may include upfront payments made to enter into the contract. Therefore, higher spreads would indicate a greater likelihood that a seller will be obligated to perform (i.e., make payment) under the swap contract. Increasing values, in absolute terms and relative to notional amounts, are also indicative of greater performance risk. Implied credit spreads for credit default swaps on credit indexes are linked to the weighted average spread across the underlying reference obligations included in a particular index.

[4]	The notional amount is the maximum amount that a seller of a credit default swap would be obligated to make and a buyer of credit protection would receive, upon occurrence of a credit event.

[5]	Upfront premiums generally relate to payments made or received at the initiation of the agreement in lieu of all or a portion of future periodic payments.

*	The Fund has purchased credit default swaps with identical underlying reference obligations; net amounts received by the Fund from settlement of purchased protection would offset potential amounts paid at a credit event for protection sold.

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2009        J.P. MORGAN INCOME FUNDS   23

JPMorgan Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2009 (continued)

(Amounts in thousands)

Interest Rate Swaps

	RATE TYPE (r)
SWAP COUNTERPARTY	PAYMENTS MADE BY THE FUND	PAYMENTS RECEIVED BY THE FUND	TERMINATION DATE	NOTIONAL AMOUNT	VALUE	UPFRONT PREMIUMS (PAID)/ RECEIVED [1]
Credit Suisse International	2.670% semi-annually	3 month LIBOR quarterly	01/16/39	$100	$15	$—
Deutsche Bank AG, New York	3 month LIBOR quarterly	2.565% semi-annually	02/17/10	37,560	440	—
Deutsche Bank AG, New York	4.238% semi-annually	3 month LIBOR quarterly	10/23/38	980	(155)	—
					$300	$—

[1]	Upfront premiums generally relate to payments made or received at the initiation of the agreement in lieu of all or a portion of future periodic payments.

Price Lock Swaps

SWAP COUNTERPARTY	REFERENCED OBLIGATION	PRICE LOCK	TERMINATION DATE	NOTIONAL AMOUNT	VALUE	UPFRONT PREMIUMS (PAID)/ RECEIVED [1]
Citibank, N.A. (†)	FNMA, 30 Year, Single Family, TBA, 6.000%	$102.66	03/05/09	$4,065	$26	$—
Credit Suisse International (†)	FHLB, 5.375%, 05/18/16	112.29	03/11/09	1,685	(14)	—
Credit Suisse International (†)	U.S. Treasury Bond, 4.500%, 05/15/38	118.46	03/12/09	965	(49)	—
Deutsche Bank AG, New York (†)	FHLMC Gold, 30 Year, Single Family, TBA, 5.000%	101.25	03/05/09	5,800	17	—
Deutsche Bank AG, New York (†)	FHLMC Gold, 30 Year, Single Family, TBA, 5.500%	101.94	03/05/09	6,350	27	—
Deutsche Bank AG, New York (†)	FHLMC Gold, 30 Year, Single Family, TBA, 6.000%	103.09	03/05/09	4,000	17	—
Deutsche Bank AG, New York (†)	FNMA, 15 Year, Single Family, TBA, 5.000%	102.01	03/10/09	2,435	20	—
Deutsche Bank AG, New York (†)	GNMA, 30 Year, Single Family, TBA, 5.500%	102.31	03/11/09	2,500	9	—
					$53	$—

[1]	Upfront premiums generally relate to payments made or received at the initiation of the agreement in lieu of all or a portion of future periodic payments.

†	Fund pays the excess of the price lock over the market price or receives the excess of the market price over the price lock at termination.

SEE NOTES TO FINANCIAL STATEMENTS.

24   J.P. MORGAN INCOME FUNDS        FEBRUARY 28, 2009

JPMorgan Emerging Markets Debt Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2009

(Amounts in U.S. dollars, unless otherwise noted)
(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Long-Term Investments — 102.7%
	Corporate Bonds — 20.7%
	Brazil — 1.1%
BRL 10,055	Lehman Brothers Holdings, Inc., CLN, 10.000%, 01/03/12 (linked to Brazilian Real Notes, 10.000%, 01/03/12; credit rating BBB+) (d) (e) (f) (i) (o)	450
3,950	Morgan Stanley & Co., Inc., CLN, linked to Brazilian Real 12.150%, 01/05/22 (linked to Brazil Government Bonds; credit rating BBB+) (e) (m)	1,654
		2,104
	Kazakhstan — 2.4%
	KazMunaiGaz Finance Sub BV,
5,540	9.125%, 07/02/18 (e) (m)	3,573
2,000	9.125%, 07/02/18 (m)	1,290
		4,863
	Mexico — 0.4%
MXN 40,000	Depfa Bank plc, Zero Coupon, 06/15/15	814
	Russia — 9.4%
1,590	Gaz Capital S.A., 6.212%, 11/22/16 (e) (m)	1,065
6,985	Gazprom International S.A., 7.201%, 02/01/20	5,675
	Gazstream S.A. for Gazprom OAO,
2,122	5.625%, 07/22/13 (e) (m)	1,867
1,635	5.625%, 07/22/13	1,439
	RSHB Capital S.A. for OJSC Russian Agricultural Bank,
3,230	7.125%, 01/14/14 (e) (m)	2,180
720	7.175%, 05/16/13	533
4,610	7.750%, 05/29/18 (e) (m)	2,743
2,980	TransCapitalInvest Ltd. for OJSC AK Transneft, 5.670%, 03/05/14 (e)	2,190
1,600	VTB Capital S.A. for Vneshtorgbank, 6.250%, 06/30/35	944
		18,636
	Trinidad & Tobago — 1.1%
3,452	National Gas Co. of Trinidad & Tobago Ltd., 6.050%, 01/15/36	2,195
	Ukraine — 1.6%
	Credit Suisse First Boston International for CJSC The EXIM of Ukraine,
320	6.800%, 10/04/12	128
7,855	7.650%, 09/07/11	2,082
1,695	Dresdner Kleinwort Wasserstein for CJSC The EXIM of Ukraine, 7.750%, 09/23/09	1,017
		3,227
	Venezuela — 4.7%
	Petroleos de Venezuela S.A.,
23,309	5.250%, 04/12/17	8,741
2,100	5.375%, 04/12/27	672
		9,413
	Total Corporate Bonds (Cost $74,547)	41,252
	Foreign Government Securities — 75.8%
	Argentina — 1.1%
	Republic of Argentina,
ARS 8,480	VAR, 0.630%, 12/31/38 (m)	263
7,104	VAR, 1.683%, 08/03/12 (m)	1,887
		2,150
	Barbados — 0.2%
	Government of Barbados,
390	6.625%, 12/05/35 (e) (m)	282
239	6.625%, 12/05/35 (m)	173
		455
	Brazil — 21.6%
5,500	Banco Nacional de Desenvolvimento Economico e Social, 6.369%, 06/16/18 (e) (m)	5,094
	Federal Republic of Brazil,
1,879	7.125%, 01/20/37 (m)	1,846
15,467	8.000%, 01/15/18 (m)	16,674
3,459	8.250%, 01/20/34 (m)	3,753
2,230	8.750%, 02/04/25 (m)	2,520
800	8.875%, 10/14/19 (m)	914
7,188	12.250%, 03/06/30 (m)	10,818
BRL 3,540	12.500%, 01/05/22 (m)	1,469
		43,088
	Colombia — 1.8%
	Republic of Colombia,
1,030	7.375%, 01/27/17 (m)	1,036
1,640	7.375%, 09/18/37 (m)	1,501
575	11.750%, 02/25/20 (m)	717
COP 616,000	12.000%, 10/22/15	270
		3,524
	Costa Rica — 1.6%
2,798	Republic of Costa Rica, 9.995%, 08/01/20	3,232
	Dominican Republic — 2.5%
	Citigroup Funding, Inc., CLN,
2,065	13.000%, 01/11/13 (linked to Dominican Republic Government Bond, 13.000%, 01/11/13; credit rating B) (e) (i)	1,563
3,565	15.000%, 03/12/12 (linked to Dominican Republic Government Bond, 15.000%, 03/12/12; credit rating B) (e) (i)	2,580
1,205	22.000%, 10/03/11 (linked to Dominican Republic Government Bond, 22.000%, 10/03/11; credit rating B) (e) (i)	860

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2009        J.P. MORGAN INCOME FUNDS   25

JPMorgan Emerging Markets Debt Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2009 (continued)

(Amounts in U.S. dollars, unless otherwise noted)
(Amounts in thousands, except number of contracts)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Long-Term Investments — Continued
	Dominican Republic — Continued
30	Government of Dominican Republic, 9.500%, 09/27/11	28
		5,031
	Egypt — 0.6%
EGP 7,800	Arab Republic of Egypt, 8.750%, 07/18/12 (e) (m)	1,212
	El Salvador — 0.9%
2,360	Republic of El Salvador, 8.250%, 04/10/32 (e) (m)	1,770
	Gabon — 1.3%
3,945	Republic of Gabon, 8.200%, 12/12/17 (e) (m)	2,564
	Ghana — 0.8%
1,550	Barclays Bank plc, CLN, 13.500%, 04/07/10 (linked to Government of Ghana 3-Year Bond, 13.500%, 03/30/10; credit rating B+) (e) (i)	830
2,000	Citigroup Funding, Inc., CLN, 15.000%, 06/20/12 (linked to Government of Ghana Treasury Bond, 15.000%, 06/20/12; credit rating B+) (e) (i)	713
		1,543
	Guatemala — 2.3%
	Republic of Guatemala,
1,521	8.125%, 10/06/34	1,460
2,930	9.250%, 08/01/13	3,077
		4,537
	Indonesia — 3.0%
2,070	Deutsche Bank AG, London Branch, CLN, 15.000%, 07/20/18 (linked to Indonesia Government Bond, 15.000%, 07/15/18; credit rating BB+) (e) (i)	1,921
	Republic of Indonesia,
3,320	6.875%, 01/17/18 (e) (m)	2,556
1,575	11.625%, 03/04/19 (e)	1,564
		6,041
	Iraq — 0.7%
	Republic of Iraq,
1,250	5.800%, 01/15/28 (e)	550
2,109	5.800%, 01/15/28	928
		1,478
	Mexico — 6.9%
	United Mexican States,
2,060	5.875%, 02/17/14	2,091
5,000	5.950%, 03/19/19	4,800
1,800	6.050%, 01/11/40	1,485
MXN 22,000	7.500%, 06/03/27 (m)	1,273
MXN 39,500	9.000%, 12/20/12 (m)	2,701
1,085	11.375%, 09/15/16 (m)	1,419
		13,769
	Nigeria — 0.5%
1,490	Citigroup Funding, Inc., CLN, 9.000%, 12/17/10 (linked to Republic of Nigeria Treasury Bond, 9.000%, 12/14/10; credit rating BB) (e) (i)	1,098
	Peru — 3.1%
5,744	IIRSA Norte Finance Ltd., 8.750%, 05/30/24 (i)	4,039
	Republic of Peru,
482	6.550%, 03/14/37	440
600	8.375%, 05/03/16 (m)	669
844	9.875%, 02/06/15 (m)	1,000
		6,148
	Philippines — 5.6%
	Republic of Philippines,
4,590	7.750%, 01/14/31	4,452
5,449	8.250%, 01/15/14	5,872
750	8.375%, 06/17/19	794
		11,118
	Russia — 8.5%
	Russian Federation,
15,656	SUB, 7.500%, 03/31/30	13,757
2,568	12.750%, 06/24/28	3,197
		16,954
	Trinidad & Tobago — 0.2%
446	Republic of Trinidad & Tobago, 9.750%, 07/01/20	493
	Turkey — 1.8%
	Republic of Turkey,
2,150	6.875%, 03/17/36	1,607
2,000	12.375%, 06/15/09	2,050
		3,657
	Uganda — 0.5%
1,280	Citigroup Funding, Inc., CLN, 10.250%, 03/07/11 (linked to Republic of Uganda Treasury Bond, 10.250%, 03/03/11; credit rating B+) (e) (i)	905
	Ukraine — 1.1%
1,840	CS International for City of Kiev Ukraine, 8.250%, 11/26/12 (e) (i)	708
	Government of Ukraine,
20	6.580%, 11/21/16	7
4,230	6.750%, 11/14/17	1,502
		2,217
	Uruguay — 1.7%
	Republic of Uruguay,
UYU 40,949	3.700%, 06/26/37	577
UYU 48,033	5.000%, 09/14/18 (m)	1,701
465	7.500%, 03/15/15	470
270	7.625%, 03/21/36	223
379	8.000%, 11/18/22	350
		3,321

SEE NOTES TO FINANCIAL STATEMENTS.

26   J.P. MORGAN INCOME FUNDS        FEBRUARY 28, 2009

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Long-Term Investments — Continued
	Venezuela — 7.5%
	Republic of Venezuela,
3,380	7.650%, 04/21/25	1,487
3,505	8.500%, 10/08/14	1,998
5,210	9.250%, 05/07/28	2,566
1,160	9.375%, 01/13/34	574
9,127	10.750%, 09/19/13	6,253
3,149	13.625%, 08/15/18	2,078
		14,956
	Total Foreign Government Securities (Cost $184,849)	151,261
	Supranational — 0.4%
UYU 29,370	International Bank for Reconstruction & Development, 3.400%, 04/15/17 (m) (Cost $1,491)	908
	U.S. Treasury Obligations — 5.8%
	U.S. Treasury Notes,
11,000	0.875%, 01/31/11 (m)	10,976
530	3.250%, 12/31/09 (k)	541
	Total U.S. Treasury Obligations (Cost $11,513)	11,517
	Total Long-Term Investments (Cost 272,400)	$204,938

Short-Term Investment — 3.4%
SHARES	SECURITY DESCRIPTION	VALUE
	Investment Company — 3.4%
6,767	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.830% (b) (l) (m) (Cost $6,767)	6,767
	Total Investments — 106.1% (Cost $279,167)	211,705
	Liabilities in Excess of Other Assets — (6.1)%	(12,172)
	NET ASSETS — 100.0%	$199,533

Percentages indicated are based on net assets.

Futures Contracts

NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT 02/28/09	UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
72	10 Year U.S. Treasury Note	06/19/09	8,642	(110)
100	30 Year U.S. Treasury Bond	06/19/09	12,334	(363)
	Short Futures Outstanding
(65)	2 Year U.S. Treasury Note	06/30/09	(14,080)	3
(102)	5 Year U.S. Treasury Note	06/30/09	(11,892)	45
				(425)

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2009        J.P. MORGAN INCOME FUNDS   27

JPMorgan Emerging Markets Debt Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2009 (continued)

(Amounts in U.S. dollars, unless otherwise noted)
(Amounts in thousands, except number of contracts)

Credit Default Swaps — Buy Protection [1]
Corporate and Sovereign Issuers:

SWAP COUNTERPARTY/REFERENCE OBLIGATION	FUND PAYS FIXED RATE (r)	TERMINATION DATE	IMPLIED CREDIT SPREAD AS OF 02/28/09 [3]	NOTIONAL AMOUNT [4]	VALUE	UPFRONT PREMIUMS (PAID)/RECEIVED [5]
Barclays Bank plc:
Kingdom of Sweden, 3.875%, 12/29/09	1.100% quarterly	03/20/14	1.411%	4,790	66	—
Republic of Austria, 5.250%, 01/04/11	0.493% quarterly	12/20/13	2.358	3,070	240	—
Republic of Kazakhstan, 11.125%, 05/11/07	10.920% semi-annually	11/20/13	14.457	1,750	115	—
Russian Federation, 7.500%, 03/31/30	0.475% semi-annually	04/20/12	8.631	530	110	—
Citibank, N.A.:
Petroleos Mexicanos, 9.500%, 09/15/27	1.250% semi-annually	06/20/10	4.158	1,000	35	—
Republic of Brazil, 12.250%, 03/06/30	0.695% semi-annually	06/20/12	3.624	720	63	—
Republic of Poland, 5.250%, 01/15/14	1.750% semi-annually	10/20/13	3.643	2,880	200	—
Republic of Romania, 8.500%, 05/08/12	5.900% semi-annually	10/20/13	7.196	2,880	71	—
Credit Suisse International:
Republic of Austria, 5.250%, 01/04/11	0.520% quarterly	12/20/13	2.358	1,020	78	—
Russian Federation, 7.500%, 03/31/30	0.300% semi-annually	03/20/09	9.203	120	— (h)	—
Deutsche Bank AG, New York:
Republic of Austria, 5.250%, 01/04/11	0.52% quarterly	12/20/13	2.358%	5,910	455	—
Republic of Brazil, 12.250%, 03/06/30	0.810% semi-annually	04/20/12	3.593	230	18	—
Republic of Brazil, 12.250%, 03/06/30	0.732% semi-annually	06/20/12	3.642	1,140	99	—
Republic of Brazil, 12.250%, 03/06/30	0.660% semi-annually	07/20/12	3.664	830	76	—
Republic of Brazil, 12.250%, 03/06/30	0.713% semi-annually	07/20/12	3.664	1,450	131	—
Republic of Bulgaria, 8.250%, 01/15/15	5.000% semi-annually	10/20/13	6.018	12,880	238	—
Republic of Colombia, 10.375%, 01/28/33	0.914% semi-annually	04/20/12	4.325	410	38	—
Republic of Korea, 4.250%, 06/01/13	3.450% quarterly	03/20/14	4.339	2,480	84	—
Republic of Turkey, 11.875%, 01/15/30	5.800% semi-annually	11/20/13	4.880	3,490	(182)	—
Russian Federation, 7.500%, 03/31/30	0.495% semi-annually	04/20/12	8.631	350	72	—
United Mexican States, 7.500%, 04/08/33	0.810% semi-annually	08/20/10	4.011	70	3	—
Morgan Stanley Capital Services:
Republic of Argentina, 8.280%, 12/31/33	2.620% semi-annually	07/20/12	38.378	870	490	—
Republic of Brazil, 12.250%, 03/06/30	2.900% semi-annually	10/20/10	2.992	400	(4)	—
Republic of Brazil, 12.250%, 03/06/30	0.690% semi-annually	06/20/12	3.664	1,430	126	—
Republic of Colombia, 10.375%, 01/28/33	1.000% semi-annually	04/20/12	4.325	750	68	—
Republic of Venezuela, 9.250%, 09/15/27	2.570% semi-annually	07/20/12	24.711	960	423	—
Russian Federation, 7.500%, 03/31/30	0.900% semi-annually	07/20/10	9.562	500	55	—
Russian Federation, 7.500%, 03/31/30	0.750% semi-annually	08/20/10	9.528	750	88	—
Russian Federation, 7.500%, 03/31/30	0.530% semi-annually	08/20/11	9.030	660	118	—
Russian Federation, 7.500%, 03/31/30	0.500% semi-annually	11/20/11	8.873	740	141	—
Russian Federation, 12.750%, 06/24/28	0.640% semi-annually	09/20/10	9.499	400	49	—
United Mexican States, 7.500%, 04/08/33	0.960% semi-annually	07/20/10	3.987	2,000	79	—
Royal Bank of Scotland:
Republic of Slovenia, 5.375%, 04/11/11	2.250% semi-annually	02/20/14	2.051	190	(2)	—
Republic of Slovenia, 5.375%, 04/11/11	2.197% semi-annually	02/20/14	2.051	310	(2)	—
Republic of Slovenia, 5.375%, 04/11/11	2.080% semi-annually	02/20/14	2.051	510	(1)	—
Republic of Slovenia, 5.375%, 04/11/11	2.050% semi-annually	02/20/14	2.051	1,410	(2)	—
Republic of Slovenia, 5.375%, 04/11/11	1.900% semi-annually	02/20/14	2.051	2,340	12	—

SEE NOTES TO FINANCIAL STATEMENTS.

28   J.P. MORGAN INCOME FUNDS        FEBRUARY 28, 2009

SWAP COUNTERPARTY/REFERENCE OBLIGATION	FUND PAYS FIXED RATE (r)	TERMINATION DATE	IMPLIED CREDIT SPREAD AS OF 02/28/09 [3]	NOTIONAL AMOUNT [4]	VALUE	UPFRONT PREMIUMS (PAID)/RECEIVED [5]
Union Bank of Switzerland AG:
Republic of Argentina, 8.280%, 12/31/33	2.620% semi-annually	07/20/12	38.378	520	293	—
Republic of Venezuela, 9.250%, 09/15/27	2.030% semi-annually	06/20/12	24.721	510	227	—
Republic of Venezuela, 9.250%, 09/15/27	2.550% semi-annually	07/20/12	24.711	770	340	—
Russian Federation, 7.500%, 03/31/30	0.900% semi-annually	08/20/10	9.528	300	35	—
					4,543	—

Credit Default Swaps — Sell Protection [2]
Corporate and Sovereign Issuers:

REFERENCE OBLIGATION	FUND RECEIVES FIXED RATE (r)	TERMINATION DATE	IMPLIED CREDIT SPREAD AS OF 02/28/09 [3]	NOTIONAL AMOUNT [4]	VALUE	UPFRONT PREMIUMS (PAID)/RECEIVED [5]
Barclays Bank plc:
Government of Ukraine, 7.650%, 06/11/13	1.560% semi-annually	04/20/12	38.207%	530	(292)	—
Republic of Kazakhstan, 11.125%, 05/11/07*	0.680% semi-annually	08/20/12	15.161	1,510	(533)	—
Republic of Venezuela, 9.250%, 09/15/27*	1.721% semi-annually	03/20/12	24.746	1,520	(658)	—
Citibank, N.A.:						—
Government of Ukraine, 7.650%, 06/11/13	1.890% semi-annually	10/20/11	38.740%	1,670	(855)	—
Government of Ukraine, 7.650%, 06/11/13	1.750% semi-annually	10/20/11	38.740	3,030	(1,559)	—
Government of Ukraine, 7.650%, 06/11/13	1.378% semi-annually	06/20/12	38.010	2,860	(1,620)	—
Republic of Argentina, 8.280%, 12/31/33*	2.160% semi-annually	06/20/12	38.655	720	(409)	—
Republic of Kazakhstan, 11.125%, 05/11/07*	0.630% semi-annually	05/20/11	15.559	1,600	(421)	—
Republic of Kazakhstan, 11.125%, 05/11/07*	0.600% semi-annually	03/20/12	15.366	870	(285)	—
United Mexican States, 7.500%, 04/08/33*	1.050% semi-annually	06/20/10	3.960	1,000	(35)	—
Credit Suisse International:						—
RSHB Capital S.A. for OJSC Russian Agricultural Bank, 7.175%, 05/16/13	0.720% semi-annually	03/20/09	12.227	120	— (h)	—
Deutsche Bank AG, New York:						—
Government of Ukraine, 7.650%, 06/11/13	1.580% semi-annually	04/20/12	38.207	350	(193)	—
Republic of Argentina, 8.280%, 12/31/33*	1.960% semi-annually	04/20/12	39.279	230	(129)	—
Republic of Argentina, 8.280%, 12/31/33*	2.140% semi-annually	06/20/12	38.655	1,140	(647)	—
Republic of Argentina, 8.280%, 12/31/33*	2.080% semi-annually	07/20/12	38.378	830	(475)	—
Republic of Argentina, 8.280%, 12/31/33*	2.327% semi-annually	07/20/12	38.378	1,450	(825)	—
Republic of Kazakhstan, 11.125%, 05/11/07*	0.535% semi-annually	03/20/12	15.366	1,510	(497)	—
Republic of Kazakhstan, 11.125%, 05/11/07*	0.610% semi-annually	03/20/12	15.366	620	(203)	—
Republic of Kazakhstan, 11.125%, 05/11/07*	0.655% semi-annually	08/20/12	15.161	2,210	(781)	—
Republic of Kazakhstan, 11.125%, 05/11/07*	0.710% semi-annually	08/20/12	15.161	1,090	(383)	—
Republic of Venezuela, 9.250%, 09/15/27*	1.620% semi-annually	04/20/12	24.736	410	(180)	—
Republic of Venezuela, 9.250%, 09/15/27*	1.604% semi-annually	04/20/12	24.736	870	(382)	—
Russian Federation, 7.500%, 03/31/30*	0.770% semi-annually	08/20/10	9.528	70	(8)	—
Russian Federation, 7.500%, 03/31/30*	0.525% semi-annually	12/20/11	8.827	1,360	(263)	—
Russian Federation, 7.500%, 03/31/30*	0.510% semi-annually	12/20/11	8.827	1,580	(306)	—

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2009        J.P. MORGAN INCOME FUNDS   29

JPMorgan Emerging Markets Debt Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2009 (continued)

REFERENCE OBLIGATION	FUND RECEIVES FIXED RATE (r)	TERMINATION DATE	IMPLIED CREDIT SPREAD AS OF 02/28/09 [3]	NOTIONAL AMOUNT [4]	VALUE	UPFRONT PREMIUMS (PAID)/RECEIVED [5]
Morgan Stanley Capital Services:						—
Government of Ukraine, 7.650%, 06/11/13	1.900% semi-annually	07/20/10	40.580	500	(188)	—
Government of Ukraine, 7.650%, 06/11/13	1.700% semi-annually	08/20/10	40.390	750	(295)	—
Government of Ukraine, 7.650%, 06/11/13	1.760% semi-annually	09/20/10	40.263	400	(159)	—
Government of Ukraine, 7.650%, 06/11/13	2.030% semi-annually	08/20/11	38.934	660	(332)	—
Government of Ukraine, 7.650%, 06/11/13	1.620% semi-annually	11/20/11	38.643	740	(388)	—
Petroleos de Venezuela S.A., 5.375%, 04/12/27	3.400% semi-annually	07/20/12	26.245	870	(386)	—
Petroleos de Venezuela S.A., 5.375%, 04/12/27	3.550% semi-annually	07/20/12	26.422	960	(411)	—
Republic of Argentina, 8.280%, 12/31/33*	3.380% semi-annually	10/20/10	44.397	400	(172)	—
Republic of Argentina, 8.280%, 12/31/33*	2.160% semi-annually	06/20/12	38.655	1,430	(812)	—
Republic of Venezuela, 9.250%, 09/15/27*	1.690% semi-annually	04/20/12	24.736	750	(328)	—
Republic of Venezuela, 9.250%, 09/15/27*	3.400% semi-annually	08/20/12	24.698	90	(39)	—
Russian Federation, 7.500%, 03/31/30*	1.010% semi-annually	07/20/10	9.562	2,000	(216)	—
Union Bank of Switzerland AG:						—
Government of Ukraine, 7.650%, 06/11/13	1.840% semi-annually	08/20/10	40.390	300	(117)	—
Petroleos de Venezuela S.A., 5.250%, 04/12/17	2.780% semi-annually	06/20/12	26.451	510	(229)	—
Petroleos de Venezuela S.A., 5.250%, 04/12/17	3.440% semi-annually	07/20/12	26.425	520	(230)	—
Petroleos de Venezuela S.A., 5.250%, 04/12/17	3.550% semi-annually	07/20/12	26.425	770	(339)	—
Republic of Venezuela, 9.250%, 09/15/27*	2.510% semi-annually	07/20/12	24.711	1,550	(685)	—
					(17,265)	—

[1]	The Fund, as a buyer of a credit default swap, is generally obligated to make periodic payments and may also pay an upfront premium to the protection seller, in exchange for the right to receive a contingent payment, upon occurrence of a credit event with respect to an underlying reference obligation, as defined under the terms of individual swap contracts.

[2]	The Fund, as a seller of credit protection, receives periodic payments and any upfront premium from the protection buyer, and is obligated to make a contingent payment, upon occurrence of a credit event with respect to an underlying reference obligation, as defined under the terms of individual swaps contracts.

[3]	Implied credit spreads are an indication of the seller’s performance risk, related to the likelihood of a credit event occurring that would require a seller to make payment to a buyer. Implied credit spreads are used to determine the value of swap contracts and reflect the cost of buying/selling protection, which may include upfront payments made to enter into the contract. Therefore, higher spreads would indicate a greater likelihood that a seller will be obligated to perform (i.e., make payment) under the swap contract. Increasing values, in absolute terms and relative to notional amounts, are also indicative of greater performance risk. Implied credit spreads for credit default swaps on credit indexes are linked to the weighted average spread across the underlying reference obligations included in a particular index.

[4]	The notional amount is the maximum amount that a seller of a credit default swap would be obligated to make and a buyer of credit protection would receive, upon occurrence of a credit event.

[5]	Upfront premiums generally relate to payments made or received at the initiation of the agreement in lieu of all or a portion of future periodic payments.

*	The Fund has purchased credit default swaps with identical underlying reference obligations; net amounts received by the Fund from settlement of purchased protection would offset potential amounts paid at a credit event for protection sold.

SEE NOTES TO FINANCIAL STATEMENTS.

30   J.P. MORGAN INCOME FUNDS        FEBRUARY 28, 2009

JPMorgan Enhanced Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2009

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — 93.1%
	Asset-Backed Securities — 51.9%
88	American Express Credit Account Master Trust, Series 2004-C, Class C, VAR, 0.961%, 02/15/12 (e)	81
400	Asset Backed Funding Certificates, Series 2005-HE1, Class M2, VAR, 0.914%, 03/25/35	177
126	Bear Stearns Asset Backed Securities Trust, Series 2005-HE3, Class M1, VAR, 0.904%, 03/25/35	119
750	Capital One Auto Finance Trust, Series 2007-B, Class A4, VAR, 0.491%, 04/15/14	525
256	Carrington Mortgage Loan Trust, Series 2006-OPT1, Class A3, VAR, 0.654%, 02/25/36	189
	Countrywide Asset-Backed Certificates,
113	Series 2004-6, Class 2A4, VAR, 0.924%, 11/25/34	81
29	Series 2005-BC1, Class M2, VAR, 0.914%, 05/25/35	28
468	Countrywide Home Equity Loan Trust, Series 2003-C, Class A, VAR, 0.731%, 05/15/29	258
369	Fleet Home Equity Loan Trust, Series 2003-1, Class A, VAR, 0.720%, 01/20/33	229
800	HSI Asset Securitization Corp. Trust, Series 2006-OPT3, Class 3A3, VAR, 0.654%, 02/25/36 (f)	471
1,500	K2 (USA) LLC, Series 2007-2D, VAR, 0.000%, 02/15/10 (d) (f) (i) (s)	—
2,100	Links Finance LLC, VAR, 0.000%, 12/31/09 (d) (e) (f) (i) (s)	—
150	Morgan Stanley ABS Capital I, Series 2005-HE2, Class M3, VAR, 0.954%, 01/25/35	94
413	New Century Home Equity Loan Trust, Series 2004-3, Class M1, VAR, 1.094%, 11/25/34	164
	Option One Mortgage Loan Trust,
70	Series 2002-1, Class A, VAR, 1.054%, 02/25/32	47
300	Series 2005-2, Class M1, VAR, 0.914%, 05/25/35	84
123	Residential Funding Mortgage Securities II, Inc., Series 2003-HS4, Class AIB, VAR, 0.734%, 01/25/29	60
	Securitized Asset Backed Receivables LLC Trust,
500	Series 2005-OP1, Class M2, VAR, 0.924%, 01/25/35	197
62	Series 2006-OP1, Class A2B, VAR, 0.674%, 10/25/35	62
335	Wachovia Asset Securitization, Inc., Series 2004-HE1, Class A, VAR, 0.694%, 06/25/34	140
1,000	William Street Funding Corp., Series 2005-1, Class A, VAR, 1.395%, 01/23/11 (e) (i)	883
	Total Asset-Backed Securities (Cost $9,955)	3,889
	Collateralized Mortgage Obligations — 17.5%
	Agency CMO — 1.5%
	Federal Home Loan Mortgage Corp. REMICS,
981	Series 2638, Class KI, IO, 5.000%, 11/15/27	56
703	Series 2975, Class IO, IO, 5.500%, 06/15/26	23
	Federal National Mortgage Association REMICS,
843	Series 2005-51, Class KI, IO, 5.500%, 01/25/25	25
463	Series 2005-63, Class PK, IO, 5.500%, 10/25/24	8
		112
	Non-Agency CMO — 16.0%
774	Countrywide Alternative Loan Trust, Series 2006-OA21, Class A1, VAR, 0.660%, 03/20/47	313
881	Countrywide Home Loan Mortgage Pass Through Trust, Series 2005-2, Class 2A3, VAR, 0.814%, 03/25/35	301
276	Thornburg Mortgage Securities Trust, Series 2003-2, Class A1, VAR, 1.154%, 04/25/43	241
706	WaMu Mortgage Pass Through Certificates, Series 2005-AR13, Class A1A1, VAR, 0.764%, 10/25/45	342
		1,197
	Total Collateralized Mortgage Obligations (Cost $2,788)	1,309
	Commercial Mortgage-Backed Security — 0.1%
6	LB-UBS Commercial Mortgage Trust, Series 2003-C5, Class A2, 3.478%, 07/15/27 (Cost $6)	6

	Corporate Bond — 6.2%
	Electric Utilities — 6.2%
500	Pepco Holdings, Inc., VAR, 2.828%, 06/01/10 (Cost $500)	464
	Mortgage Pass-Through Securities — 17.4%
	Federal National Mortgage Association, 30 Year, Single Family,
572	5.500%, 10/01/38	587
700	TBA, 5.500%, 03/25/39	717
	Total Mortgage Pass-Through Securities (Cost $1,287)	1,304
	Total Long-Term Investments (Cost $14,536)	6,972

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2009        J.P. MORGAN INCOME FUNDS   31

JPMorgan Enhanced Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2009 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Short-Term Investment — 16.5%
	Investment Company — 16.5%
1,241	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.830% (b) (l) (m) (Cost $1,241)	1,241
	Total Investments — 109.6% (Cost $15,777)	8,213
	Liabilities in Excess of Other Assets — (9.6)%	(722)
	NET ASSETS — 100.0%	$7,491

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

32   J.P. MORGAN INCOME FUNDS        FEBRUARY 28, 2009

JPMorgan Real Return Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2009

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — 97.0%
	Asset-Backed Securities — 0.6%
253	GSAMP Trust, Series 2005-WMC2, Class A2B, VAR, 0.734%, 11/25/35 (m)	235
325	Residential Asset Securities Corp., Series 2005-KS10, Class 1A2, VAR, 0.724%, 11/25/35 (m)	280
	Total Asset-Backed Securities (Cost $578)	515
	Collateralized Mortgage Obligations — 0.3%
	Non-Agency CMO — 0.3%
168	Adjustable Rate Mortgage Trust, Series 2005-12, Class 5A1, VAR, 0.724%, 03/25/36 (m)	78
333	Harborview Mortgage Loan Trust, Series 2005-11, Class 2A1A, VAR, 0.776%, 08/19/45 (m)	148
	Total Collateralized Mortgage Obligations (Cost $500)	226
	U.S. Treasury Obligations — 96.1%
	U.S. Treasury Inflation Indexed Bonds,
1,760	1.750%, 01/15/28	1,541
925	2.000%, 01/15/26	889
3,585	2.375%, 01/15/25	3,833
1,820	2.375%, 01/15/27	1,823
2,095	2.500%, 01/15/29	2,038
1,320	3.375%, 04/15/32 (m)	1,849
1,095	3.625%, 04/15/28 (m)	1,618
975	3.875%, 04/15/29 (m)	1,470
	U.S. Treasury Inflation Indexed Notes,
1,965	0.625%, 04/15/13	1,896
6,275	0.875%, 04/15/10	6,865
4,305	1.375%, 07/15/18	3,904
3,195	1.625%, 01/15/15	3,378
3,620	1.625%, 01/15/18	3,450
6,365	1.875%, 07/15/13	7,242
2,150	1.875%, 07/15/15	2,261
2,085	2.000%, 04/15/12	2,169
3,365	2.000%, 01/15/14	3,809
3,883	2.000%, 07/15/14	4,305
3,605	2.000%, 01/15/16	3,710
1,600	2.125%, 01/15/19	1,574
3,050	2.375%, 04/15/11	3,260
2,005	2.375%, 01/15/17	2,075
1,215	2.500%, 07/15/16	1,268
2,920	2.625%, 07/15/17	3,017
4,500	3.000%, 07/15/12 (k)	5,449
855	3.375%, 01/15/12	1,055
1,075	3.500%, 01/15/11	1,341
	Total U.S. Treasury Obligations (Cost $78,146)	77,089
	Total Long-Term Investments (Cost $79,224)	$77,830

SHARES	SECURITY DESCRIPTION	VALUE ($)
Short-Term Investment — 1.9%
	Investment Company — 1.9%
1,536	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.830% (b) (l) (m) (Cost $1,536)	1,536
	Total Investments — 98.9% (Cost $80,760)	79,366
	Other Assets in Excess of Liabilities — 1.1%	900
	NET ASSETS — 100.0%	$80,266

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2009        J.P. MORGAN INCOME FUNDS   33

JPMorgan Real Return Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2009 (continued)

(Amounts in thousands, except number of contracts)

Futures Contracts

NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT 02/28/09	UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
4	2 Year U.S. Treasury Note	06/30/09	$866	$1
9	Eurodollar	09/13/10	2,203	(1)
	Short Futures Outstanding
(23)	10 Year U.S. Treasury Note	06/19/09	(2,761)	32
(2)	U.S. Treasury Bond	06/19/09	(247)	8
(3)	2 Year U.S. Treasury Note	06/30/09	(650)	1
(26)	5 Year U.S. Treasury Note	06/30/09	(3,031)	11
				$52

Price Lock Swaps

SWAP COUNTERPARTY	REFERENCED OBLIGATION	PRICE LOCK	TERMINATION DATE	NOTIONAL AMOUNT	VALUE	UPFRONT PREMIUMS (PAID)/ RECEIVED
Credit Suisse International †	U.S. Treasury Inflation Indexed Bond, 3.875%, 04/15/29	$119.69	03/24/09	$5,000	$(104)	$—

†	Fund pays the excess of the price lock over the market price or receives the excess of the market price over the price lock at termination.

SEE NOTES TO FINANCIAL STATEMENTS.

34   J.P. MORGAN INCOME FUNDS        FEBRUARY 28, 2009

JPMorgan Short Term Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2009

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — 50.5%
	Asset-Backed Securities — 7.4%
	Countrywide Asset-Backed Certificates,
449	Series 2006-3, Class 2A2, VAR, 0.654%, 06/25/36	362
1,380	Series 2006-11, Class 1AF2, VAR, 6.017%, 09/25/46	808
	K2 (USA) LLC,
1,000	VAR, 0.000%, 02/15/10 (d) (f) (i) (s)	—
7,500	Series 2, VAR, 0.000%, 02/15/10 (d) (f) (i) (s)	—
9,500	Series 2007-2D, VAR, 0.000%, 02/15/10 (d) (f) (i) (s)	—
16,200	Links Finance LLC, VAR, 0.000%, 12/31/09 (d) (e) (f) (i) (s)	—
610	Long Beach Mortgage Loan Trust, Series 2004-3, Class M1, VAR, 1.044%, 07/25/34	226
11,900	Sigma Finance Corp., (Cayman Islands), VAR, 0.000%, 08/15/11 (d) (f) (i) (s)	—
	Total Asset-Backed Securities (Cost $48,546)	1,396
	Collateralized Mortgage Obligations — 7.7%
	Agency CMO — 0.0% (g)
	Federal Home Loan Mortgage Corp. REMICS,
10	Series 2750, Class IQ, IO, 5.000%, 10/15/21	—	(h)
28	Series 2781, Class PI, IO, 5.000%, 10/15/23	—	(h)
239	Government National Mortgage Association, Series 2004-44, Class PK, IO, 5.500%, 10/20/27	2
		2
	Non-Agency CMO — 7.7%
595	Banc of America Funding Corp., Series 2005-6, Class 2A8, 5.500%, 10/25/35	493
221	Citicorp Mortgage Securities, Inc., Series 2005-6, Class 1A6, 5.500%, 09/25/35	191
550	First Horizon Asset Securities, Inc., Series 2005-6, Class 1A1, 5.500%, 11/25/35	487
	Wells Fargo Mortgage Backed Securities Trust,
145	Series 2003-N, Class 1A4, VAR, 4.595%, 12/25/33	141
149	Series 2004-F, Class A8, VAR, 4.740%, 06/25/34	135
		1,447
	Total Collateralized Mortgage Obligations (Cost $1,657)	1,449
	Corporate Bonds — 2.0%
	Diversified Telecommunication Services — 2.0%
360	Telefonica Emisiones S.A.U., (Spain), 5.984%, 06/20/11	373
	Insurance — 0.0% (g)
1,600	Two-Rock Pass Through Trust, (Bermuda), VAR, 2.168%, 12/31/49 (e) (i) (x)	—	(h)
	Total Corporate Bonds (Cost $1,961)	373
	Foreign Government Security — 2.1%
428	National Agricultural Cooperative Federation, (South Korea), VAR, 5.750%, 06/18/14 (f) (Cost $443)	384
	U.S. Treasury Obligations — 31.3%
	U.S. Treasury Notes,
3,000	2.375%, 08/31/10 (m)	3,068
2,000	4.875%, 07/31/11 (m)	2,177
600	5.125%, 06/30/11 (m)	654
	Total U.S. Treasury Obligations (Cost $5,772)	5,899
	Total Long-Term Investments (Cost $58,379)	9,501

SHARES
Short-Term Investments — 50.1%
Investment Company — 49.5%
9,321	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.830% (b) (l) (m) (Cost $9,321)	9,321

PRINCIPAL AMOUNT($)
	U.S. Treasury Obligation — 0.6%
120	U.S. Treasury Bill, 0.261%, 04/09/09 (k) (n) (Cost $120)	120
	Total Short-Term Investments (Cost $9,441)	9,441
	Total Investments — 100.6% (Cost $67,820)	18,942
	Liabilities in Excess of Other Assets — (0.6)%	(105)
	NET ASSETS — 100.0%	$18,837

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2009        J.P. MORGAN INCOME FUNDS   35

JPMorgan Short Term Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2009 (continued)

(Amounts in thousands, except number of contracts)

Futures Contracts

NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT 02/28/09	UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
40	2 Year U.S. Treasury Note	06/30/09	$8,664	$(9)

SEE NOTES TO FINANCIAL STATEMENTS.

36   J.P. MORGAN INCOME FUNDS        FEBRUARY 28, 2009

JPMorgan Short Term Bond Fund II

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2009

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — 71.8%
	Asset-Backed Securities — 2.3%
426	Countrywide Asset-Backed Certificates, Series 2005-4, Class AF3, VAR, 4.456%, 10/25/35	357
631	GSAMP Trust, Series 2006-NC1, Class A2, VAR, 0.654%, 02/25/36	432
800	Home Equity Asset Trust, Series 2006-3, Class 2A3, VAR, 0.654%, 07/25/36	627
4,000	K2 (USA) LLC, Series 2007-2D, VAR, 0.000%, 02/15/10 (d) (f) (i) (s)	—
3,800	Links Finance LLC, VAR, 0.000%, 12/31/09 (d) (e) (f) (i) (s)	—
604	Residential Asset Mortgage Products, Inc., Series 2006-EFC1, Class A2, VAR, 0.674%, 02/25/36	508
652	Residential Asset Securities Corp., Series 2006-KS2, Class A3, VAR, 0.664%, 03/25/36	523
537	Securitized Asset Backed Receivables LLC Trust, Series 2006-WM1, Class A2B, VAR, 0.654%, 12/25/35	494
2,900	Sigma Finance Corp., (Cayman Islands), 0.000%, 08/15/11 (d) (f) (i) (s)	—
	Total Asset-Backed Securities (Cost $14,350)	2,941
	Collateralized Mortgage Obligations — 8.9%
	Agency CMO — 6.0%
272	Federal Home Loan Mortgage Corp. REMICS, Series 2781, Class PI, IO, 5.000%, 10/15/23	1
	Federal National Mortgage Association REMICS,
2,107	Series 2006-43, Class G, 6.500%, 09/25/33	2,163
3,199	Series 2006-63, Class AB, 6.500%, 10/25/33	3,279
2,061	Series 2006-63, Class AE, 6.500%, 10/25/33	2,113
	Government National Mortgage Association,
8	Series 2002-24, Class FA, VAR, 0.955%, 04/16/32	8
392	Series 2004-44, Class PK, IO, 5.500%, 10/20/27	2
		7,566
	Non-Agency CMO — 2.9%
3,126	Countrywide Home Loan Mortgage Pass Through Trust, Series 2005-J4, Class A4, 5.500%, 11/25/35	2,448
1,242	Residential Asset Securitization Trust, Series 2006-A8, Class 1A1, 6.000%, 08/25/36	634
583	Wells Fargo Mortgage Backed Securities Trust, Series 2003-N, Class 1A4, VAR, 4.595%, 12/25/33	564
		3,646
	Total Collateralized Mortgage Obligations (Cost $12,404)	11,212
	Commercial Mortgage-Backed Securities — 3.2%
1,033	Banc of America Commercial Mortgage, Inc., Series 2004-5, Class A2, 4.176%, 11/10/41	1,009
	CS First Boston Mortgage Securities Corp.,
575	Series 2001-CP4, Class A4, 6.180%, 12/15/35	560
659	Series 2004-C3, Class A3, 4.302%, 07/15/36	648
666	Greenwich Capital Commercial Funding Corp., Series 2003-C1, Class A2, 3.285%, 07/05/35	632
	LB-UBS Commercial Mortgage Trust,
25	Series 2003-C5, Class A2, 3.478%, 07/15/27	24
1,202	Series 2004-C2, Class A2, 3.246%, 03/15/29	1,199
	Total Commercial Mortgage-Backed Securities (Cost $4,157)	4,072
	Corporate Bonds — 16.2%
	Automobiles — 1.0%
1,300	Daimler Finance North America LLC, 5.750%, 05/18/09 (m)	1,297
	Beverages — 0.8%
1,050	Coca-Cola Enterprises, Inc., 4.250%, 09/15/10	1,063
	Capital Markets — 1.4%
600	Goldman Sachs Group, Inc. (The), 5.300%, 02/14/12	580
1,175	Morgan Stanley, 4.250%, 05/15/10	1,147
		1,727
	Commercial Banks — 0.8%
1,000	Hana Bank, (South Korea), 4.125%, 03/11/09	1,000
	Diversified Telecommunication Services — 0.8%
950	Telefonica Emisiones S.A.U., (Spain), 5.984%, 06/20/11	983
	Electric Utilities — 1.5%
	Appalachian Power Co.,
650	5.550%, 04/01/11	648
200	5.650%, 08/15/12	196
1,000	PSEG Power LLC, 3.750%, 04/01/09	1,001
		1,845
	FDIC Guaranteed Securities (˜) — 5.2%
600	Bank of America Corp., 3.125%, 06/15/12	615
600	Citigroup, Inc., 2.875%, 12/09/11	613
	General Electric Capital Corp.,
700	1.625%, 01/07/11	701
800	3.000%, 12/09/11	818
300	Goldman Sachs Group, Inc. (The), 3.250%, 06/15/12	310
600	HSBC USA, Inc., 3.125%, 12/16/11	616
400	John Deere Capital Corp., 2.875%, 06/19/12	407

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2009        J.P. MORGAN INCOME FUNDS   37

JPMorgan Short Term Bond Fund II

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2009 (continued)

(Amounts in thousands, except number of contracts)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	FDIC Guaranteed Securities (˜) — Continued
1,300	Morgan Stanley, 2.900%, 12/01/10	1,331
400	SunTrust Bank, 3.000%, 11/16/11	409
700	Wells Fargo & Co., 3.000%, 12/09/11	719
		6,539
	Food & Staples Retailing — 0.6%
700	CVS/Caremark Corp., 4.000%, 09/15/09 (m)	699
	Food Products — 0.5%
600	Kraft Foods, Inc., 6.000%, 02/11/13	625
	Insurance — 0.7%
900	Allstate Corp. (The), 7.200%, 12/01/09 (m)	920
	Media — 1.4%
1,000	Comcast Cable Communications LLC, 6.750%, 01/30/11	1,036
725	Time Warner, Inc., 5.500%, 11/15/11	718
		1,754
	Multi-Utilities — 0.9%
1,150	Midamerican Energy Co., 5.650%, 07/15/12	1,186
	Oil, Gas & Consumable Fuels — 0.6%
778	Qatar Petroleum, (Qatar), 5.579%, 05/30/11 (e)	742
	Total Corporate Bonds (Cost $20,201)	20,380
	U.S. Government Agency Securities — 29.2%
	Federal Home Loan Mortgage Corp.,
3,250	3.125%, 10/25/10	3,334
7,000	3.250%, 07/16/10	7,171
18,050	5.250%, 07/18/11	19,562
6,100	Federal National Mortgage Association, 6.625%, 11/15/10	6,620
	Total U.S. Government Agency Securities (Cost $35,425)	36,687
	U.S. Treasury Obligations — 12.0%
	U.S. Treasury Notes,
10,500	1.125%, 01/15/12 (m)	10,425
4,650	1.750%, 11/15/11 (m)	4,705
	Total U.S. Treasury Obligations (Cost $15,128)	15,130
	Total Long-Term Investments (Cost $101,665)	$90,422

SHARES
Short-Term Investments — 26.3%
Investment Company — 26.0%
32,758	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.830% (b) (l) (m) (Cost $32,758)	$32,758

PRINCIPAL AMOUNT($)
	U.S. Treasury Obligations — 0.3%
	U.S. Treasury Bills,
40	0.054%, 03/05/09 (k) (n)	40
35	0.113%, 04/09/09 (k) (n)	35
265	0.232%, 04/09/09 (k) (n)	264
	(Cost $ 339)	339
	Total Short-Term Investments (Cost $33,097)	33,097
	Total Investments — 98.1% (Cost $134,762)	123,519
	Other Assets in Excess of Liabilities — 1.9%	2,376
	NET ASSETS — 100.0%	$125,895

Percentages indicated are based on net assets.

Futures Contracts

NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT 02/28/09	UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
106	2 Year U.S. Treasury Note	06/30/09	$22,961	$(28)

SEE NOTES TO FINANCIAL STATEMENTS.

38   J.P. MORGAN INCOME FUNDS        FEBRUARY 28, 2009

JPMorgan Income Funds

NOTES TO SCHEDULES OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2009

ARS—	Argentine Peso

BRL—	Brazilian Real

CLN—	Credit Linked Notes. The credit ratings disclosed for the underlying referenced obligations, provide an indication of the likelihood or risk that the underlying sovereign issuer will default on payment of principal and interest. The credit ratings on these securities represent the rating from a national statistical rating organization and are as of February 28, 2009. Credit ratings are generally considered to be lagging indicators, and as such, credit risk could be greater than the current ratings would indicate.

CMO—	Collateralized Mortgage Obligation

COP—	Colombian Peso

EGP—	Egyptian Pound

FHLB—	Federal Home Loan Bank

FHLMC—	Federal Home Loan Mortgage Corp.

FNMA—	Federal National Mortgage Association

GNMA—	Government National Mortgage Association

IF—	Inverse Floaters represent securities that pay interest at a rate that increases (decreases) with a decline (incline) in a specified index. The interest rate shown is the rate in effect as of February 28, 2009. The rate may be subject to a cap and floor.

IO—	Interest Only represents the right to receive the monthly interest payments on an underlying pool of mortgage loans. The principal amount shown represents the par value on the underlying pool. The yields on these securities are subject to accelerated principal paydowns as a result of prepayment or refinancing of the underlying pool of mortgage instruments. As a result, interest income may be reduced considerably.

LIBOR—	London Interbank Offered Rate

MXN—	Mexican Peso

PIK—	Payment-in-kind

REMICS—	Real Estate Mortgage Investment Conduits

STRIPS—	Separate Trading of Registered Interest and Principal Securities. The STRIPS Program lets investors hold and trade individual interest and principal components of eligible notes and bonds as separate securities.

SUB—	Step-Up Bond. The interest rate shown is the rate in effect as of February 28, 2009.

TBA—	To Be Announced

UYU—	Uruguayan Peso

VAR—	Variable Rate Security. The interest rate shown is the rate in effect as of February 28, 2009.

˜—	Securities are guaranteed by the Federal Deposit Insurance Corporation (FDIC) under its Temporary Liquidity Guarantee Program (TLGP). Under this program, the FDIC guarantees, with the full faith and credit of the U.S. government, the payment of principal and interest. The expiration of the FDIC’s guarantee is the earlier of the maturity date of the debt or June 30, 2012.

(b)—	Investment in affiliate. Money market fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.

(d)—	Defaulted Security.

(e)—	Security is exempt from registration under Rule 144A of the Securities Act of 1933. Unless otherwise indicated, this security has been determined to be liquid under procedures established by the Board of Trustees and may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(f)—	Security is fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. The following approximates the value and percentage of these investments based on total investments (amounts in thousands):

	Value	Percentage
Bond Fund	$18,321	10.6%
Emerging Markets Debt Fund	450	0.2
Enhanced Income Fund	471	5.7
Short Term Bond Fund	384	2.0
Short Term Bond Fund II	—	—

(g)—	Amount rounds to less than 0.1%.

(h)—	Amount rounds to less than one thousand (shares or dollars).

(i)—	Security has been deemed illiquid pursuant to procedures approved by the Board of Trustees and may be difficult to sell.

(k)—	Security is fully or partially segregated with the broker as collateral for futures or with brokers as initial margin for futures contracts.

(l)—	The rate shown is the current yield as of February 28, 2009.

(m)—	All or a portion of this security is reserved for current or potential holdings of futures, swaps, options, TBAs, when-issued securities, delayed delivery securities, reverse repurchase agreements and forward foreign currency contracts.

(n)—	The rate shown is the effective yield at the date of purchase.

(o)—	CLN issuer is in bankruptcy.

(r)—	Rates shown are per annum and payments are as described.

(s)—	These holdings represent investments in structured investment vehicles (SIVs). The value of SIVs may be affected by, among other things, changes in: interest rates, the quality of the underlying assets or the market’s assessment thereof, factors concerning interests in and structure of the issuer or the originator of the receivables, or the creditworthiness of the entities that provide credit enhancements. SIVs have experienced decreased liquidity primarily resulting from declines in the market value of certain categories of collateral underlying the SIVs. These holdings were previously determined to be liquid at the time of acquisition of such investments and have since been deemed to be illiquid due to the changes in market conditions.

(x)—	Security is perpetual and, thus, does not have a predetermined maturity date. The coupon rate for this security is fixed for a period of time and may be structured to adjust thereafter. The date shown reflects the next call date. The coupon rate shown is the rate in effect as of February 28, 2009.

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2009        J.P. MORGAN INCOME FUNDS   39

STATEMENTS OF ASSETS AND LIABILITIES
AS OF FEBRUARY 28, 2009

(Amounts in thousands, except per share amounts)

	Bond Fund	Emerging Markets Debt Fund		Enhanced Income Fund
ASSETS:
Investments in non-affiliates, at value	$160,054	$204,938		$6,972
Investments in affiliates, at value	13,208	6,767		1,241
Total investment securities, at value	173,262	211,705		8,213
Cash	8	—		—
Foreign currency, at value	7	56		—
Deposits at broker for foreign futures contracts	342	—		—
Receivables:
Investment securities sold	18,532	3,284		—
Fund shares sold	104	69		3
Interest and dividends	1,253	6,751		23
Variation margin on futures contracts	29	24		—
Outstanding swap contracts, at value	1,579	4,736		—
Due from Advisor	24	—		20
Total Assets	195,140	226,625		8,259

LIABILITIES:
Payables:
Due to custodian	—	—	(b)	—
Dividends	69	908		3
Investment securities purchased	63,732	7,135		715
Fund shares redeemed	202	1,172		—
Variation margin on futures contracts	56	183		—
Outstanding options written, at value	209	—		—
Outstanding swap contracts, at value	3,673	17,458		—
Accrued liabilities:
Investment advisory fees	5	112		—
Administration fees	9	6		—
Shareholder servicing fees	12	29		—
Distribution fees	6	2		—
Custodian and accounting fees	16	31		6
Trustees’ and Chief Compliance Officer’s fees	3	3		2
Other	249	53		42
Total Liabilities	68,241	27,092		768
Net Assets	$126,899	$199,533		$7,491

SEE NOTES TO FINANCIAL STATEMENTS.

40   J.P. MORGAN INCOME FUNDS        FEBRUARY 28, 2009

	Bond Fund	Emerging Markets Debt Fund	Enhanced Income Fund
NET ASSETS:
Paid in capital	$416,456	$317,471	$39,413
Accumulated undistributed (distributions in excess of) net investment income	(3,176)	37	(127)
Accumulated net realized gains (losses)	(211,480)	(37,360)	(24,231)
Net unrealized appreciation (depreciation)	(74,901)	(80,615)	(7,564)
Total Net Assets	$126,899	$199,533	$7,491

Net Assets:
Class A	$11,780	$4,025	$—
Class B	2,279	—	—
Class C	4,285	2,253	—
Class R5	—	15,046	—
Select Class	45,314	178,209	—
Institutional Class	17,873	—	7,491
Ultra	45,368	—	—
Total	$126,899	$199,533	$7,491

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	1,870	725	—
Class B	365	—	—
Class C	682	406	—
Class R5	—	2,706	—
Select Class	7,275	32,062	—
Institutional Class	2,871	—	1,150
Ultra	7,286	—	—

Net Asset Value:
Class A — Redemption price per share	$6.30	$5.56	$—
Class B — Offering price per share (a)	6.25	—	—
Class C — Offering price per share (a)	6.29	5.55	—
Class R5 — Offering and redemption price per share	—	5.56	—
Select Class — Offering and redemption price per share	6.23	5.56	—
Institutional Class — Offering and redemption price per share	6.23	—	6.52
Ultra — Offering and redemption price per share	6.23	—	—
Class A maximum sales charge	3.75%	3.75%	—
Class A maximum public offering price per share [net asset value per share/(100% – maximum sales charge)]	$6.55	$5.78	$—

Cost of investments in non-affiliates	$234,637	$272,400	$14,536
Cost of investments in affiliates	13,208	6,767	1,241
Cost of foreign currency	10	57	—
Premiums received from options written	50	—	—
Premiums paid on swaps	584	—	—
Premiums received from swaps	2,348	—	—

(a)	Redemption price for Class B and Class C Shares varies based upon length of time the shares are held.

(b)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2009        J.P. MORGAN INCOME FUNDS   41

STATEMENTS OF ASSETS AND LIABILITIES
AS OF FEBRUARY 28, 2009 (continued)

(Amounts in thousands, except per share amounts)

	Real Return Fund	Short Term Bond Fund		Short Term Bond Fund II
ASSETS:
Investments in non-affiliates, at value	$77,830	$9,621		$90,761
Investments in affiliates, at value	1,536	9,321		32,758
Total investment securities, at value	79,366	18,942		123,519
Cash	—	—	(b)	—
Foreign currency, at value	2	—	(b)	—
Deposits at broker for foreign futures contracts	—	—		—	(b)
Receivables:
Investment securities sold	—	—		2,419
Fund shares sold	1,389	103		17
Interest and dividends	289	82		656
Variation margin on futures contracts	7	11		35
Due from Advisor	6	18		—
Total Assets	81,059	19,156		126,646

LIABILITIES:
Payables:
Due to custodian	68	—		5
Due to custodian for foreign currency	—	—		—	(b)
Dividends	—	94		329
Fund shares redeemed	471	67		76
Variation margin on futures contracts	7	—		—
Outstanding swap contracts, at value	104	—		—
Accrued liabilities:
Investment advisory fees	—	—		21
Administration fees	—	7		7
Shareholder servicing fees	6	2		13
Distribution fees	6	1		33
Custodian and accounting fees	52	8		9
Trustees’ and Chief Compliance Officer’s fees	—	7		7
Other	79	133		251
Total Liabilities	793	319		751
Net Assets	$80,266	$18,837		$125,895

SEE NOTES TO FINANCIAL STATEMENTS.

42   J.P. MORGAN INCOME FUNDS        FEBRUARY 28, 2009

	Real Return Fund	Short Term Bond Fund	Short Term Bond Fund II
NET ASSETS:
Paid in capital	$88,857	$143,193	$186,233
Accumulated undistributed (distributions in excess of) net investment income	1	(812)	(374)
Accumulated net realized gains (losses)	(7,148)	(74,657)	(48,693)
Net unrealized appreciation (depreciation)	(1,444)	(48,887)	(11,271)
Total Net Assets	$80,266	$18,837	$125,895

Net Assets:
Class A	$9,090	$2,657	$6,456
Class C	7,848	—	—
Class M	—	—	113,828
Select Class	38,458	6,232	5,611
Institutional Class	24,870	9,948	—
Total	$80,266	$18,837	$125,895

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	1,054	428	737
Class C	915	—	—
Class M	—	—	13,000
Select Class	4,439	1,004	640
Institutional Class	2,866	1,602	—

Net Asset Value:
Class A — Redemption price per share	$8.63	$6.21	$8.76
Class C — Offering price per share (a)	8.58	—	—
Class M — Offering price per share	—	—	8.76
Select Class — Offering and redemption price per share	8.66	6.21	8.77
Institutional Class — Offering and redemption price per share	8.68	6.21	—
Class A maximum sales charge	3.75%	2.25%	2.25%
Class A maximum public offering price per share [net asset value per share/(100% – maximum sales charge)]	$8.97	$6.35	$8.96
Class M maximum sales charge	—	—	1.50%
Class M maximum public offering price per share [net asset value per share/(100% – maximum sales charge)]	$—	$—	$8.90

Cost of investments in non-affiliates	$79,224	$58,499	$102,004
Cost of investments in affiliates	1,536	9,321	32,758
Cost of foreign currency	— (b)	— (b)	— (b)

(a)	Redemption price for Class C Shares varies based upon length of time the shares are held.

(b)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2009        J.P. MORGAN INCOME FUNDS   43

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED FEBRUARY 28, 2009

(Amounts in thousands)

	Bond Fund	Emerging Markets Debt Fund	Enhanced Income Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$40,205	$23,236	$1,609
Dividend income from non-affiliates	93	—	—
Interest income from affiliates	16	—	—
Dividend income from affiliates (a)	484	423	293
Foreign taxes withheld	—	38	—
Total investment income	40,798	23,697	1,902

EXPENSES:
Investment advisory fees	1,929	1,893	134
Administration fees	660	283	55
Distribution fees:
Class A	43	22	—
Class B	23	—	—
Class C	41	30	—
Shareholder servicing fees:
Class A	43	22	—
Class B	8	—	—
Class C	14	10	—
Class R5	—	10	—
Select Class	895	595	—
Institutional Class	151	—	53
Custodian and accounting fees	157	137	31
Interest expense to affiliates	10	—	—
Professional fees	148	99	76
Trustees’ and Chief Compliance Officer’s fees	10	4	1
Printing and mailing costs	75	20	3
Registration and filing fees	92	61	11
Transfer agent fees	230	114	3
Other	85	30	10
Total expenses	4,614	3,330	377
Less amounts waived	(796)	(49)	(234)
Less earnings credits	(4)	(1)	— (b)
Less expense reimbursements	(55)	—	(36)
Net expenses	3,759	3,280	107
Net investment income (loss)	37,039	20,417	1,795

SEE NOTES TO FINANCIAL STATEMENTS.

44   J.P. MORGAN INCOME FUNDS        FEBRUARY 28, 2009

	Bond Fund	Emerging Markets Debt Fund	Enhanced Income Fund
REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	$(191,705)	$(26,011)	$(12,962)
Investments in affiliates	(778)	—	—
Securities sold short	(2,405)	—	(56)
Futures	(8,330)	3,197	115
Foreign currency transactions	(75)	(3,267)	—
Written options	207	—	—
Swaps	(10,718)	(11,755)	(82)
Payments by affiliates (See Note 3)	249	—	—
Net realized gain (loss)	(213,555)	(37,836)	(12,985)
Change in net unrealized appreciation (depreciation) of:
Investments in non-affiliates	11,348	(69,104)	8
Investments in affiliates	585	—	—
Futures	(2,718)	(1,070)	(69)
Foreign currency translations	462	375	—
Written options	4,594	—	—
Securities sold short	224	—	(7)
Swaps	(406)	(7,819)	(121)
Change in net unrealized appreciation (depreciation)	14,089	(77,618)	(189)
Net realized/unrealized gains (losses)	(199,466)	(115,454)	(13,174)
Change in net assets resulting from operations	$(162,427)	$(95,037)	$(11,379)

(a)	Includes reimbursements of investment advisory, administration and shareholder servicing fees. Please see Fees and Other Transactions with Affiliates in the Notes to Financial Statements.

(b)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2009        J.P. MORGAN INCOME FUNDS   45

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED FEBRUARY 28, 2009 (continued)

(Amounts in thousands)

	Real Return Fund	Short Term Bond Fund	Short Term Bond Fund II
INVESTMENT INCOME:
Interest income from non-affiliates	$1,748	$18,299	$7,570
Interest income from affiliates	—	51	9
Dividend income from affiliates (a)	89	384	422
Total investment income	1,837	18,734	8,001

EXPENSES:
Investment advisory fees	281	917	469
Administration fees	85	374	196
Distribution fees:
Class A	20	17	38
Class C	69	—	—
Class M	—	—	451
Shareholder servicing fees:
Class A	20	17	38
Class C	23	—	—
Class M	—	—	322
Select Class	133	707	108
Institutional Class	10	77	—
Custodian and accounting fees	132	51	56
Interest expense to affiliates	2	1	—
Professional fees	112	110	119
Trustees’ and Chief Compliance Officer’s fees	1	4	3
Printing and mailing costs	5	37	88
Registration and filing fees	56	22	39
Transfer agent fees	58	48	62
Other	61	47	80
Total expenses	1,068	2,429	2,069
Less amounts waived	(436)	(529)	(448)
Less earnings credits	(1)	(3)	(1)
Less expense reimbursements	(27)	(59)	—
Net expenses	604	1,838	1,620
Net investment income (loss)	1,233	16,896	6,381

SEE NOTES TO FINANCIAL STATEMENTS.

46   J.P. MORGAN INCOME FUNDS        FEBRUARY 28, 2009

	Real Return Fund	Short Term Bond Fund	Short Term Bond Fund II
REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	$(1,497)	$(53,052)	$(18,969)
Investments in affiliates	—	(802)	(144)
Securities sold short	311	1,845	—
Futures	(737)	(4,015)	1,040
Foreign currency transactions	28	(14)	—
Written options	(1,575)	1,796	145
Swaps	(1,878)	3,326	(255)
Net realized gain (loss)	(5,348)	(50,916)	(18,183)
Change in net unrealized appreciation (depreciation) of:
Investments in non-affiliates	(6,075)	(10,557)	867
Investments in affiliates	—	(63)	(5)
Futures	4	(411)	(329)
Foreign currency translations	(9)	(6)	—
Written options	278	2,156	374
Securities sold short	(59)	(1,942)	—
Swaps	123	(9,720)	(1,382)
Change in net unrealized appreciation (depreciation)	(5,738)	(20,543)	(475)
Net realized/unrealized gains (losses)	(11,086)	(71,459)	(18,658)
Change in net assets resulting from operations	$(9,853)	$(54,563)	$(12,277)

(a)	Includes reimbursements of investment advisory, administration and shareholder servicing fees. Please see Fees and Other Transactions with Affiliates in the Notes to Financial Statements.

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2009        J.P. MORGAN INCOME FUNDS   47

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED

(Amounts in thousands)

	Bond Fund		Emerging Markets Debt Fund		Enhanced Income Fund
	Year Ended 2/28/2009	Year Ended 2/29/2008	Year Ended 2/28/2009	Year Ended 2/29/2008	Year Ended 2/28/2009	Year Ended 2/29/2008
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$37,039	$117,741	$20,417	$17,161	$1,795	$8,234
Net realized gain (loss)	(213,555)	(12,726)	(37,836)	513	(12,985)	(3,805)
Change in net unrealized appreciation (depreciation)	14,089	(116,371)	(77,618)	(8,893)	(189)	(7,554)
Change in net assets resulting from operations	(162,427)	(11,356)	(95,037)	8,781	(11,379)	(3,125)

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(1,164)	(1,302)	(547)	(543)	—	—
From net realized gains	—	—	—	(205)	—	—
Class B
From net investment income	(191)	(173)	—	—	—	—
Class C
From net investment income	(338)	(306)	(224)	(217)	—	—
From net realized gains	—	—	—	(79)	—	—
Class R5
From net investment income	—	—	(1,261)	(1,294)	—	—
From net realized gains	—	—	—	(363)	—	—
Select Class
From net investment income	(20,800)	(82,232)	(15,199)	(14,385)	—	—
From net realized gains	—	—	—	(4,326)	—	—
Institutional Class
From net investment income	(9,762)	(21,498)	—	—	(1,743)	(8,070)
From net realized gains	—	—	—	—	—	(189)
Ultra
From net investment income	(7,508)	(9,393)	—	—	—	—
Total distributions to shareholders	(39,763)	(114,904)	(17,231)	(21,412)	(1,743)	(8,259)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	(1,350,461)	(244,149)	11,079	175,875	(82,565)	(68,540)

NET ASSETS:
Change in net assets	(1,552,651)	(370,409)	(101,189)	163,244	(95,687)	(79,924)
Beginning of period	1,679,550	2,049,959	300,722	137,478	103,178	183,102
End of period	$126,899	$1,679,550	$199,533	$300,722	$7,491	$103,178
Accumulated undistributed (distributions in excess of) net investment income	$(3,176)	$8,104	$37	$970	$(127)	$(173)

SEE NOTES TO FINANCIAL STATEMENTS.

48   J.P. MORGAN INCOME FUNDS        FEBRUARY 28, 2009

	Real Return Fund		Short Term Bond Fund		Short Term Bond Fund II
	Year Ended 2/28/2009	Year Ended 2/29/2008	Year Ended 2/28/2009	Year Ended 2/29/2008	Year Ended 2/28/2009	Year Ended 2/29/2008
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$1,233	$3,897	$16,896	$85,886	$6,381	$14,171
Net realized gain (loss)	(5,348)	585	(50,916)	(28,575)	(18,183)	3,124
Change in net unrealized appreciation (depreciation)	(5,738)	4,183	(20,543)	(32,299)	(475)	(8,617)
Change in net assets resulting from operations	(9,853)	8,665	(54,563)	25,012	(12,277)	8,678
Net equalization credits (debits)	—	—	—	—	(147)	(204)

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(345)	(63)	(419)	(548)	(558)	(1,177)
Class C
From net investment income	(383)	(23)	—	—	—	—
Class M
From net investment income	—	—	—	—	(4,395)	(6,753)
Select Class
From net investment income	(2,440)	(3,530)	(11,005)	(63,417)	(1,629)	(6,250)
Institutional Class
From net investment income	(320)	(359)	(3,630)	(21,722)	—	—
Total distributions to shareholders	(3,488)	(3,975)	(15,054)	(85,687)	(6,582)	(14,180)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	15,912	4,482	(983,540)	(520,629)	(104,896)	(96,618)

NET ASSETS:
Change in net assets	2,571	9,172	(1,053,157)	(581,304)	(123,902)	(102,324)
Beginning of period	77,695	68,523	1,071,994	1,653,298	249,797	352,121
End of period	$80,266	$77,695	$18,837	$1,071,994	$125,895	$249,797
Accumulated undistributed (distributions in excess of) net investment income	$1	$338	$(812)	$2,585	$(374)	$(144)

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2009        J.P. MORGAN INCOME FUNDS   49

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Bond Fund		Emerging Markets Debt Fund		Enhanced Income Fund
	Year Ended 2/28/2009	Year Ended 2/29/2008	Year Ended 2/28/2009	Year Ended 2/29/2008	Year Ended 2/28/2009	Year Ended 2/29/2008
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$6,387	$20,591	$8,860	$15,321	$—	$—
Dividends and distributions reinvested	964	1,043	444	579	—	—
Cost of shares redeemed	(15,363)	(14,713)	(9,554)	(9,276)	—	—
Redemption fees	—	—	1	1	—	—
Change in net assets from Class A capital transactions	$(8,012)	$6,921	$(249)	$6,625	$—	$—
Class B
Proceeds from shares issued	$513	$2,256	$—	$—	$—	$—
Dividends and distributions reinvested	132	124	—	—	—	—
Cost of shares redeemed	(1,435)	(1,593)	—	—	—	—
Change in net assets from Class B capital transactions	$(790)	$787	$—	$—	$—	$—
Class C
Proceeds from shares issued	$2,667	$6,191	$1,025	$4,511	$—	$—
Dividends and distributions reinvested	231	186	171	237	—	—
Cost of shares redeemed	(4,406)	(3,436)	(2,502)	(710)	—	—
Redemption fees	—	—	— (a)	1	—	—
Change in net assets from Class C capital transactions	$(1,508)	$2,941	$(1,306)	$4,039	$—	$—
Class R5
Proceeds from shares issued	$—	$—	$4,330	$14,037	$—	$—
Dividends and distributions reinvested	—	—	1,261	1,657	—	—
Cost of shares redeemed	—	—	(4,485)	(935)	—	—
Redemption fees	—	—	2	4	—	—
Change in net assets from Class R5 capital transactions	$—	$—	$1,108	$14,763	$—	$—
Select Class
Proceeds from shares issued	$65,691	$716,798	$114,105	$198,351	$—	$—
Dividends and distributions reinvested	9,713	26,966	2,475	6,144	—	—
Cost of shares redeemed	(676,824)	(995,991)	(105,074)	(54,085)	—	—
Redemptions in-kind (Note 8)	(359,837)	—	—	—	—	—
Redemption fees	—	—	20	38	—	—
Change in net assets from Select Class capital transactions	$(961,257)	$(252,227)	$11,526	$150,448	$—	$—
Institutional Class
Proceeds from shares issued	$25,244	$166,454	$—	$—	$313	$94,077
Dividends and distributions reinvested	7,819	13,089	—	—	1,140	5,748
Cost of shares redeemed	(265,784)	(205,895)	—	—	(84,018)	(168,365)
Redemptions in-kind (Note 8)	(51,776)	—	—	—	—	—
Change in net assets from Institutional Class capital transactions	$(284,497)	$(26,352)	$—	$—	$(82,565)	$(68,540)
Ultra
Proceeds from shares issued	$25,798	$46,145	$—	$—	$—	$—
Dividends and distributions reinvested	5,553	5,205	—	—	—	—
Cost of shares redeemed	(78,541)	(27,569)	—	—	—	—
Redemptions in-kind (Note 8)	(47,207)	—	—	—	—	—
Change in net assets from Ultra capital transactions	$(94,397)	$23,781	$—	$—	$—	$—

Total change in net assets from capital transactions	$(1,350,461)	$(244,149)	$11,079	$175,875	$(82,565)	$(68,540)

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

50   J.P. MORGAN INCOME FUNDS        FEBRUARY 28, 2009

	Bond Fund		Emerging Markets Debt Fund		Enhanced Income Fund
	Year Ended 2/28/2009	Year Ended 2/29/2008	Year Ended 2/28/2009	Year Ended 2/29/2008	Year Ended 2/28/2009	Year Ended 2/29/2008
SHARE TRANSACTIONS:
Class A
Issued	859	2,226	1,093	1,738	—	—
Reinvested	130	114	61	68	—	—
Redeemed	(2,004)	(1,611)	(1,397)	(1,085)	—	—
Change in Class A Shares	(1,015)	729	(243)	721	—	—
Class B
Issued	73	247	—	—	—	—
Reinvested	18	14	—	—	—	—
Redeemed	(193)	(176)	—	—	—	—
Change in Class B Shares	(102)	85	—	—	—	—
Class C
Issued	355	675	131	515	—	—
Reinvested	31	21	23	28	—	—
Redeemed	(570)	(378)	(361)	(83)	—	—
Change in Class C Shares	(184)	318	(207)	460	—	—
Class R5
Issued	—	—	623	1,586	—	—
Reinvested	—	—	177	193	—	—
Redeemed	—	—	(748)	(106)	—	—
Change in Class R5 Shares	—	—	52	1,673	—	—
Select Class
Issued	7,936	78,063	16,293	22,695	—	—
Reinvested	1,240	2,987	337	717	—	—
Redeemed	(82,575)	(110,580)	(16,058)	(6,279)	—	—
Redemptions in-kind (Note 8)	(46,611)	—	—	—	—	—
Change in Select Class Shares	(120,010)	(29,530)	572	17,133	—	—
Institutional Class
Issued	3,033	18,319	—	—	37	9,634
Reinvested	989	1,449	—	—	141	602
Redeemed	(34,265)	(22,790)	—	—	(10,507)	(17,529)
Redemptions in-kind (Note 8)	(6,707)	—	—	—	—	—
Change in Institutional Class Shares	(36,950)	(3,022)	—	—	(10,329)	(7,293)
Ultra
Issued	3,216	5,126	—	—	—	—
Reinvested	754	576	—	—	—	—
Redeemed	(10,620)	(3,082)	—	—	—	—
Redemptions in-kind (Note 8)	(6,115)	—	—	—	—	—
Change in Ultra Shares	(12,765)	2,620	—	—	—	—

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2009        J.P. MORGAN INCOME FUNDS   51

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Real Return Fund		Short Term Bond Fund		Short Term Bond Fund II
	Year Ended 2/28/2009	Year Ended 2/29/2008	Year Ended 2/28/2009	Year Ended 2/29/2008	Year Ended 2/28/2009	Year Ended 2/29/2008
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$11,505	$4,834	$2,048	$10,776	$1,537	$6,310
Dividends and distributions reinvested	316	49	375	514	533	1,118
Cost of shares redeemed	(6,496)	(481)	(7,941)	(8,426)	(16,779)	(8,955)
Change in net assets from Class A capital transactions	$5,325	$4,402	$(5,518)	$2,864	$(14,709)	$(1,527)
Class C
Proceeds from shares issued	$13,575	$3,908	$—	$—	$—	$—
Dividends and distributions reinvested	283	20	—	—	—	—
Cost of shares redeemed	(8,381)	(26)	—	—	—	—
Change in net assets from Class C capital transactions	$5,477	$3,902	$—	$—	$—	$—
Class M
Proceeds from shares issued	$—	$—	$—	$—	$9	$1
Dividends and distributions reinvested	—	—	—	—	— (a)	— (a)
Cost of shares redeemed	—	—	—	—	(17,482)	(28,875)
Change in net assets from Class M capital transactions	$—	$—	$—	$—	$(17,473)	$(28,874)
Select Class
Proceeds from shares issued	$4,476	$4,331	$61,453	$500,278	$211	$8,986
Dividends and distributions reinvested	2,438	3,530	884	3,886	73	272
Cost of shares redeemed	(21,227)	(12,106)	(563,135)	(816,136)	(72,998)	(75,475)
Redemptions in-kind (Note 8)	—	—	(275,799)	—	—	—
Change in net assets from Select Class capital transactions	$(14,313)	$(4,245)	$(776,597)	$(311,972)	$(72,714)	$(66,217)
Institutional Class
Proceeds from shares issued	$20,317	$363	$30,453	$128,940	$—	$—
Dividends and distributions reinvested	83	60	2,213	11,725	—	—
Cost of shares redeemed	(977)	—	(175,293)	(352,186)	—	—
Redemptions in-kind (Note 8)	—	—	(58,798)	—	—	—
Change in net assets from Institutional Class capital transactions	$19,423	$423	$(201,425)	$(211,521)	$—	$—

Total change in net assets from capital transactions	$15,912	$4,482	$(983,540)	$(520,629)	$(104,896)	$(96,618)

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

52   J.P. MORGAN INCOME FUNDS        FEBRUARY 28, 2009

	Real Return Fund		Short Term Bond Fund		Short Term Bond Fund II
	Year Ended 2/28/2009	Year Ended 2/29/2008	Year Ended 2/28/2009	Year Ended 2/29/2008	Year Ended 2/28/2009	Year Ended 2/29/2008
SHARE TRANSACTIONS:
Class A
Issued	1,209	490	265	1,148	164	642
Reinvested	33	5	48	55	58	115
Redeemed	(699)	(50)	(1,076)	(906)	(1,830)	(916)
Change in Class A Shares	543	445	(763)	297	(1,608)	(159)
Class C
Issued	1,394	397	—	—	—	—
Reinvested	30	2	—	—	—	—
Redeemed	(908)	(3)	—	—	—	—
Change in Class C Shares	516	396	—	—	—	—
Class M
Issued	—	—	—	—	— (a)	— (a)
Reinvested	—	—	—	—	— (a)	— (a)
Redeemed	—	—	—	—	(1,910)	(2,950)
Change in Class M Shares	—	—	—	—	(1,910)	(2,950)
Select Class
Issued	458	460	7,091	52,766	23	914
Reinvested	255	372	106	415	8	28
Redeemed	(2,334)	(1,244)	(64,673)	(87,596)	(7,969)	(7,736)
Redemptions in-kind (Note 8)	—	—	(32,032)	—	—	—
Change in Select Class Shares	(1,621)	(412)	(89,508)	(34,415)	(7,938)	(6,794)
Institutional Class
Issued	2,283	38	3,536	13,637	—	—
Reinvested	9	7	271	1,250	—	—
Redeemed	(110)	—	(20,249)	(37,736)	—	—
Redemptions in-kind (Note 8)	—	—	(6,837)	—	—	—
Change in Institutional Class Shares	2,182	45	(23,279)	(22,849)	—	—

(a)	Amount rounds to less than 1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2009        J.P. MORGAN INCOME FUNDS   53

STATEMENT OF CASH FLOWS
FOR THE YEAR ENDED FEBRUARY 28, 2009

(Amounts in thousands)

Bond Fund
INCREASE (DECREASE) IN CASH
Cash flows provided (used) by operating activities:
Net decrease in net assets from operations	$(162,427)
Adjustments to reconcile net increase/decrease in net assets from operations to net cash provided (used) by operating activities:
Purchase of investment securities	(10,301,817)
Proceeds from disposition of investment securities	13,175,112
Covers of investment securities sold short	(10,866,308)
Proceeds from disposition of investment securities sold short	9,123,532
Sales of short-term investments, net	20,182
Decrease in premiums received on written options	(25,090)
Decrease in premiums paid/received on swaps	(2,468)
Unrealized appreciation/depreciation on swap contracts	406
Unrealized appreciation/depreciation on investments	(11,933)
Unrealized appreciation/depreciation on securities sold short	(224)
Unrealized appreciation/depreciation on foreign currency translations	(462)
Unrealized appreciation/depreciation on written options	(4,594)
Realized gain/loss on investments	192,483
Realized gain/loss on investment securities sold short	2,405
Realized gain/loss on swap contracts	10,718
Realized gain/loss on written options	(207)
Decrease in deposits with broker for futures contracts	(160)
Increase in due from Advisor and Affiliates	(24)
Decrease in receivable for investments sold	3,154,774
Decrease in interest and dividends receivable	13,291
Decrease in variation margin receivable	10,439
Decrease in payable for investments purchased	(3,299,066)
Decrease in dividends and distributions payable	(2,665)
Decrease in variation margin payable	(7,653)
Decrease in accrued expenses and other liabilities	(801)
Net (amortization)/accretion of income	(11)
Net cash provided (used) by operating activities	1,017,432

Cash flows provided (used) by financing activities:
Net proceeds from shares issued	130,346
Net cost of shares redeemed	(1,135,229)
Cash distributions paid to shareholders (net of reinvestments of $24,412)	(15,351)
Net cash provided (used) by financing activities	(1,020,234)
Net decrease in cash	(2,802)

Cash:
Beginning of period (including foreign currency of $891)	2,817
End of period (including foreign currency of $7)	$15

Supplemental disclosure of cash flow information:

Non cash operating and financing activities not included herein consist of a redemption in-kind of approximately $390,196,000.

For purposes of reporting the Statement of Cash Flows, the Fund considers all cash accounts that are not subject to withdrawal restrictions or penalties to be cash equivalents.

SEE NOTES TO FINANCIAL STATEMENTS.

54   J.P. MORGAN INCOME FUNDS        FEBRUARY 28, 2009

THIS PAGE IS INTENTIONALLY LEFT BLANK

FEBRUARY 28, 2009        J.P. MORGAN INCOME FUNDS   55

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

						Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Tax return of capital		Total distributions
Bond Fund
Class A
Year Ended February 28, 2009	$8.87	$0.43	(f)	$(2.47)	$(2.04)	$(0.53)	$—	$—		$(0.53)
Year Ended February 29, 2008	9.40	0.47		(0.54)	(0.07)	(0.46)	—	—		(0.46)
September 1, 2006 through February 28, 2007 (e)	9.29	0.22		0.12	0.34	(0.23)	—	—		(0.23)
Year Ended August 31, 2006	9.85	0.41		(0.28)	0.13	(0.42)	(0.27)	—		(0.69)
Year Ended August 31, 2005	10.05	0.36		0.13	0.49	(0.39)	(0.30)	—		(0.69)
Year Ended August 31, 2004	10.03	0.32		0.32	0.64	(0.32)	(0.30)	—		(0.62)
Class B
Year Ended February 28, 2009	8.80	0.37	(f)	(2.44)	(2.07)	(0.48)	—	—		(0.48)
Year Ended February 29, 2008	9.34	0.41		(0.55)	(0.14)	(0.40)	—	—		(0.40)
September 1, 2006 through February 28, 2007 (e)	9.23	0.19		0.12	0.31	(0.20)	—	—		(0.20)
Year Ended August 31, 2006	9.78	0.36		(0.28)	0.08	(0.36)	(0.27)	—		(0.63)
Year Ended August 31, 2005	9.97	0.29		0.12	0.41	(0.30)	(0.30)	—		(0.60)
Year Ended August 31, 2004	9.95	0.25		0.32	0.57	(0.25)	(0.30)	—	(g)	(0.55)
Class C
Year Ended February 28, 2009	8.85	0.37	(f)	(2.45)	(2.08)	(0.48)	—	—		(0.48)
Year Ended February 29, 2008	9.39	0.42		(0.56)	(0.14)	(0.40)	—	—		(0.40)
September 1, 2006 through February 28, 2007 (e)	9.27	0.19		0.13	0.32	(0.20)	—	—		(0.20)
Year Ended August 31, 2006	9.83	0.32		(0.25)	0.07	(0.36)	(0.27)	—		(0.63)
Year Ended August 31, 2005	10.03	0.28		0.12	0.40	(0.30)	(0.30)	—		(0.60)
Year Ended August 31, 2004	10.01	0.24		0.33	0.57	(0.25)	(0.30)	—		(0.55)
Select Class
Year Ended February 28, 2009	8.78	0.47	(f)	(2.49)	(2.02)	(0.53)	—	—		(0.53)
Year Ended February 29, 2008	9.31	0.48		(0.54)	(0.06)	(0.47)	—	—		(0.47)
September 1, 2006 through February 28, 2007 (e)	9.20	0.23		0.12	0.35	(0.24)	—	—		(0.24)
Year Ended August 31, 2006	9.76	0.42		(0.28)	0.14	(0.43)	(0.27)	—		(0.70)
Year Ended August 31, 2005	9.97	0.36		0.13	0.49	(0.40)	(0.30)	—		(0.70)
Year Ended August 31, 2004	9.94	0.33		0.33	0.66	(0.33)	(0.30)	—		(0.63)
Institutional Class
Year Ended February 28, 2009	8.77	0.46	(f)	(2.45)	(1.99)	(0.55)	—	—		(0.55)
Year Ended February 29, 2008	9.31	0.50		(0.56)	(0.06)	(0.48)	—	—		(0.48)
September 1, 2006 through February 28, 2007 (e)	9.19	0.22		0.14	0.36	(0.24)	—	—		(0.24)
Year Ended August 31, 2006	9.75	0.46		(0.31)	0.15	(0.44)	(0.27)	—		(0.71)
Year Ended August 31, 2005	9.96	0.38		0.13	0.51	(0.42)	(0.30)	—		(0.72)
Year Ended August 31, 2004	9.94	0.35		0.32	0.67	(0.35)	(0.30)	—		(0.65)
Ultra
Year Ended February 28, 2009	8.77	0.46	(f)	(2.45)	(1.99)	(0.55)	—	—		(0.55)
Year Ended February 29, 2008	9.31	0.51		(0.56)	(0.05)	(0.49)	—	—		(0.49)
September 1, 2006 through February 28, 2007 (e)	9.20	0.24		0.12	0.36	(0.25)	—	—		(0.25)
Year Ended August 31, 2006	9.76	0.48		(0.32)	0.16	(0.45)	(0.27)	—		(0.72)
Year Ended August 31, 2005	9.97	0.32		0.20	0.52	(0.43)	(0.30)	—		(0.73)
Year Ended August 31, 2004	9.95	0.36		0.32	0.68	(0.36)	(0.30)	—		(0.66)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.

(e)	The Fund changed its fiscal year end from August 31 to the last day in February.

(f)	Calculated based on average shares outstanding.

(g)	Amount rounds to less than $0.01.

(h)	An affiliate of JPMorgan Chase & Co. reimbursed the Fund for losses incurred from an operational error. Without this payment, the total return for Class A, Class B, Class C, Select Class, Institutional Class and Ultra would have been (23.81)%, (24.27)%, (24.24)%, (23.75)%, (23.65)% and (23.59)%, respectively, and the net realized and unrealized gains (losses) on investments per share for Class B, Class C, Institutional Class and Ultra would have been $(2.45), $(2.46), $(2.47) and $(2.46), respectively. There was no impact to the net realized and unrealized gains (losses) on investments per share for Class A and Select Class.

SEE NOTES TO FINANCIAL STATEMENTS.

56   J.P. MORGAN INCOME FUNDS        FEBRUARY 28, 2009

	Ratios/Supplemental data
				Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)		Net assets end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)

$6.30	(23.69	)%(h)	$11,780	0.75%	5.57%	1.12%	744%
8.87	(0.82)		25,579	0.75	5.22	0.97	821
9.40	3.72		20,271	0.75	4.89	0.95	357
9.29	1.42		13,632	0.75	4.55	0.97	711
9.85	5.06		5,963	0.75	3.63	1.31	559
10.05	6.61		3,004	0.75	3.19	1.88	571

6.25	(24.14	)(h)	2,279	1.40	4.92	1.62	744
8.80	(1.58)		4,113	1.40	4.56	1.47	821
9.34	3.42		3,564	1.40	4.23	1.45	357
9.23	0.90		2,814	1.40	3.99	1.47	711
9.78	4.23		2,283	1.44	2.93	1.90	559
9.97	5.89		1,972	1.50	2.48	2.36	571

6.29	(24.12	)(h)	4,285	1.40	4.91	1.62	744
8.85	(1.54)		7,659	1.40	4.57	1.47	821
9.39	3.53		5,146	1.40	4.26	1.45	357
9.27	0.87		2,574	1.39	3.90	1.46	711
9.83	4.13		425	1.42	2.96	1.82	559
10.03	5.84		211	1.50	2.45	2.36	571

6.23	(23.63	)(h)	45,314	0.65	5.74	0.76	744
8.78	(0.71)		1,116,991	0.65	5.31	0.71	821
9.31	3.81		1,459,959	0.65	4.97	0.70	357
9.20	1.55		1,310,157	0.65	4.69	0.71	711
9.76	5.12		202,659	0.66	3.72	0.74	559
9.97	6.88		188,775	0.66	3.33	0.78	571

6.23	(23.40	)(h)	17,873	0.49	5.75	0.62	744
8.77	(0.68)		349,342	0.49	5.47	0.56	821
9.31	3.99		398,771	0.49	5.15	0.55	357
9.19	1.70		265,279	0.49	4.91	0.58	711
9.75	5.33		259,697	0.49	3.85	0.59	559
9.96	6.96		318,100	0.49	3.51	0.62	571

6.23	(23.34	)(h)	45,368	0.40	5.88	0.58	744
8.77	(0.56)		175,866	0.40	5.56	0.47	821
9.31	3.95		162,248	0.40	5.23	0.45	357
9.20	1.80		145,624	0.40	5.00	0.48	711
9.76	5.45		126,272	0.40	3.90	0.51	559
9.97	7.05		380,794	0.40	3.59	0.56	571

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2009        J.P. MORGAN INCOME FUNDS   57

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

					Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Tax return of capital	Total distributions
Emerging Markets Debt Fund
Class A
Year Ended February 28, 2009	$8.41	$0.55	$(2.97)	$(2.42)	$(0.43)	$—	$—	$(0.43)
Year Ended February 29, 2008	8.73	0.54	(0.18)	0.36	(0.53)	(0.15)	—	(0.68)
September 1, 2006 through February 28, 2007 (e)	8.39	0.21	0.37	0.58	(0.21)	(0.03)	—	(0.24)
June 30, 2006 (f) through August 31, 2006	7.93	0.08	0.46	0.54	(0.08)	—	—	(0.08)

Class C
Year Ended February 28, 2009	8.40	0.50	(2.95)	(2.45)	(0.40)	—	—	(0.40)
Year Ended February 29, 2008	8.73	0.50	(0.19)	0.31	(0.49)	(0.15)	—	(0.64)
September 1, 2006 through February 28, 2007 (e)	8.39	0.20	0.36	0.56	(0.19)	(0.03)	—	(0.22)
June 30, 2006 (f) through August 31, 2006	7.93	0.07	0.47	0.54	(0.08)	—	—	(0.08)

Class R5
Year Ended February 28, 2009	8.42	0.56	(2.96)	(2.40)	(0.46)	—	—	(0.46)
Year Ended February 29, 2008	8.73	0.60	(0.19)	0.41	(0.57)	(0.15)	—	(0.72)
September 1, 2006 through February 28, 2007 (e)	8.39	0.24	0.36	0.60	(0.23)	(0.03)	—	(0.26)
May 15, 2006 (f) through August 31, 2006	8.07	0.14	0.33	0.47	(0.15)	—	—	(0.15)

Select Class
Year Ended February 28, 2009	8.42	0.54	(2.95)	(2.41)	(0.45)	—	—	(0.45)
Year Ended February 29, 2008	8.74	0.56	(0.18)	0.38	(0.55)	(0.15)	—	(0.70)
September 1, 2006 through February 28, 2007 (e)	8.39	0.21	0.39	0.60	(0.22)	(0.03)	—	(0.25)
Year Ended August 31, 2006	9.29	0.45	0.42	0.87	(0.46)	(1.35)	—	(1.81)
Year Ended August 31, 2005	9.58	0.61	1.08	1.69	(0.67)	(1.31)	—	(1.98)
Year Ended August 31, 2004	9.02	0.67	0.60	1.27	(0.71)	—	—	(0.71)

Enhanced Income Fund
Institutional Class
Year Ended February 28, 2009	8.99	0.22	(2.38)	(2.16)	(0.31)	—	—	(0.31)
Year Ended February 29, 2008	9.75	0.53	(0.76)	(0.23)	(0.51)	—	(0.02)	(0.53)
September 1, 2006 through February 28, 2007 (e)	9.76	0.27	(0.01)	0.26	(0.27)	—	—	(0.27)
Year Ended August 31, 2006	9.82	0.50	(0.06)	0.44	(0.50)	—	—	(0.50)
Year Ended August 31, 2005	9.84	0.28	(0.02)	0.26	(0.28)	—	—	(0.28)
Year Ended August 31, 2004	9.86	0.14	(0.02)	0.12	(0.14)	—	—	(0.14)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.

(e)	The Fund changed its fiscal year end from August 31 to the last day in February.

(f)	Commencement of offering of class of shares.

(g)	Amount rounds to less than $0.01.

(h)	Voluntary contribution from Advisor. The total return without the voluntary contribution would have been 10.46%.

(i)	Includes interest expense of 0.01%.

SEE NOTES TO FINANCIAL STATEMENTS.

58   J.P. MORGAN INCOME FUNDS        FEBRUARY 28, 2009

					Ratios/Supplemental data
							Ratios to average net assets (a)
Contribution from affiliate		Redemption fees		Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets end of period (000’s)	Net expenses (d)		Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)

$—		$—	(g)	$5.56	(29.80)%	$4,025	1.45%		7.18%	1.46%	63%
—		—	(g)	8.41	4.22	8,140	1.47		7.22	1.47	80
—		—	(g)	8.73	6.96	2,154	1.50		5.20	1.59	68
—		—	(g)	8.39	6.82	41	1.50		6.17	1.71	270

—		—	(g)	5.55	(30.18)	2,253	1.95		6.60	1.96	63
—		—	(g)	8.40	3.63	5,154	1.97		6.50	1.98	80
—		—	(g)	8.73	6.73	1,332	2.00		4.66	2.09	68
—		—	(g)	8.39	6.77	27	2.00		5.87	2.20	270

—		—	(g)	5.56	(29.54)	15,046	1.01		7.77	1.03	63
—		—	(g)	8.42	4.79	22,347	1.02		7.25	1.03	80
—		—	(g)	8.73	7.15	8,571	1.05		5.42	1.14	68
—		—	(g)	8.39	5.88	2,426	1.05		7.23	1.23	270

—		—	(g)	5.56	(29.67)	178,209	1.21		7.55	1.23	63
—		—	(g)	8.42	4.48	265,081	1.22		7.10	1.23	80
—		—	(g)	8.74	7.17	125,421	1.25		4.98	1.35	68
0.04	(h)	—	(g)	8.39	10.99 (h)	117,423	1.26	(i)	5.77	1.42	270
—		—	(g)	9.29	19.87	34,448	1.25		6.56	1.72	337
—		—		9.58	14.56	36,145	1.26	(i)	7.01	1.65	166

—		—		6.52	(24.51)	7,491	0.20		3.36	0.70	151
—		—		8.99	(2.53)	103,178	0.20		5.37	0.56	269
—		—		9.75	2.66	183,102	0.20		5.53	0.55	44
—		—		9.76	4.61	131,238	0.20		5.04	0.57	264
—		—		9.82	2.69	163,344	0.20		2.66	0.56	128
—		—		9.84	1.28	293,752	0.20		1.47	0.56	156

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2009        J.P. MORGAN INCOME FUNDS   59

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

				Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income
Real Return Fund
Class A
Year Ended February 28, 2009	$10.13	$0.22		$(1.33)	$(1.11)	$(0.39)
Year Ended February 29, 2008	9.52	0.54		0.58	1.12	(0.51)
September 1, 2006 through February 28, 2007 (e)	9.51	0.04		0.03	0.07	(0.06)
Year Ended August 31, 2006 (f)	10.00	0.42		(0.46)	(0.04)	(0.45)

Class C
Year Ended February 28, 2009	10.08	0.16		(1.30)	(1.14)	(0.36)
Year Ended February 29, 2008	9.49	0.50		0.57	1.07	(0.48)
September 1, 2006 through February 28, 2007 (e)	9.50	0.02		0.02	0.04	(0.05)
Year Ended August 31, 2006 (f)	10.00	0.41		(0.50)	(0.09)	(0.41)

Select Class
Year Ended February 28, 2009	10.16	0.19		(1.29)	(1.10)	(0.40)
Year Ended February 29, 2008	9.54	0.52		0.63	1.15	(0.53)
September 1, 2006 through February 28, 2007 (e)	9.53	0.06		0.02	0.08	(0.07)
Year Ended August 31, 2006 (f)	10.00	0.48		(0.49)	(0.01)	(0.46)

Institutional Class
Year Ended February 28, 2009	10.17	0.07		(1.15)	(1.08)	(0.41)
Year Ended February 29, 2008	9.55	0.54		0.63	1.17	(0.55)
September 1, 2006 through February 28, 2007 (e)	9.53	0.06		0.03	0.09	(0.07)
Year Ended August 31, 2006 (f)	10.00	0.49		(0.49)	—	(0.47)

Short Term Bond Fund
Class A
Year Ended February 28, 2009	9.19	0.41	(g)	(2.85)	(2.44)	(0.54)
Year Ended February 29, 2008	9.52	0.44		(0.32)	0.12	(0.45)
September 1, 2006 through February 28, 2007 (e)	9.50	0.22		0.03	0.25	(0.23)
Year Ended August 31, 2006	9.64	0.42		(0.15)	0.27	(0.41)
Year Ended August 31, 2005	9.84	0.31		(0.19)	0.12	(0.32)
Year Ended August 31, 2004	9.85	0.20		(0.01)	0.19	(0.20)

Select Class
Year Ended February 28, 2009	9.20	0.40	(g)	(2.84)	(2.44)	(0.55)
Year Ended February 29, 2008	9.53	0.46		(0.32)	0.14	(0.47)
September 1, 2006 through February 28, 2007 (e)	9.51	0.23		0.03	0.26	(0.24)
Year Ended August 31, 2006	9.64	0.44		(0.14)	0.30	(0.43)
Year Ended August 31, 2005	9.84	0.32		(0.17)	0.15	(0.35)
Year Ended August 31, 2004	9.86	0.22		(0.02)	0.20	(0.22)

Institutional Class
Year Ended February 28, 2009	9.19	0.42	(g)	(2.83)	(2.41)	(0.57)
Year Ended February 29, 2008	9.53	0.52		(0.37)	0.15	(0.49)
September 1, 2006 through February 28, 2007 (e)	9.51	0.24		0.03	0.27	(0.25)
Year Ended August 31, 2006	9.64	0.48		(0.15)	0.33	(0.46)
Year Ended August 31, 2005	9.85	0.36		(0.19)	0.17	(0.38)
Year Ended August 31, 2004	9.86	0.25		(0.02)	0.23	(0.24)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.

(e)	The Fund changed its fiscal year end from August 31 to the last day in February.

(f)	Commencement of operations was September 1, 2005.

(g)	Calculated based on average shares outstanding.

(h)	Includes interest expense of 0.01%.

SEE NOTES TO FINANCIAL STATEMENTS.

60   J.P. MORGAN INCOME FUNDS        FEBRUARY 28, 2009

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets end of period (000’s)	Net expenses (d)		Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)

$8.63	(11.29)%	$9,090	0.91	%(h)	2.26%	1.48%	335%
10.13	12.30	5,171	0.90		4.60	1.92	494
9.52	0.78	630	0.90		0.85	1.34	154
9.51	(0.33)	584	0.90		3.96	1.45	223

8.58	(11.64)	7,848	1.41	(h)	2.39	1.97	335
10.08	11.71	4,023	1.40		3.36	2.75	494
9.49	0.48	27	1.40		0.41	1.85	154
9.50	(0.80)	24	1.40		4.58	1.95	223

8.66	(11.11)	38,458	0.66	(h)	2.66	1.23	335
10.16	12.63	61,551	0.65		5.50	1.31	494
9.54	0.83	61,757	0.65		1.18	1.09	154
9.53	0.01	58,882	0.65		5.20	1.21	223

8.68	(10.90)	24,870	0.51	(h)	(5.77)	1.11	335
10.17	12.79	6,950	0.50		5.60	1.18	494
9.55	0.96	6,109	0.50		1.22	0.94	154
9.53	0.12	944	0.50		7.35	0.98	223

6.21	(27.35)	2,657	0.75		5.00	1.12	420
9.19	1.26	10,944	0.75		4.69	0.90	506
9.52	2.64	8,510	0.75		4.77	0.89	143
9.50	2.93	5,819	0.75		4.49	0.91	540
9.64	1.29	3,393	0.75		3.20	1.21	194
9.84	1.92	3,000	0.75		2.00	1.17	261

6.21	(27.28)	6,232	0.55		4.52	0.67	420
9.20	1.47	832,289	0.55		4.94	0.65	506
9.53	2.72	1,190,100	0.55		4.96	0.64	143
9.51	3.22	640,217	0.55		4.73	0.65	540
9.64	1.52	159,035	0.56		3.48	0.68	194
9.84	1.99	94,681	0.58		2.22	0.73	261

6.21	(26.99)	9,948	0.30		4.86	0.57	420
9.19	1.62	228,761	0.30		5.20	0.50	506
9.53	2.84	454,688	0.30		5.19	0.49	143
9.51	3.47	380,233	0.30		4.87	0.51	540
9.64	1.75	471,460	0.30		3.60	0.53	194
9.85	2.38	641,869	0.30		2.49	0.55	261

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2009        J.P. MORGAN INCOME FUNDS   61

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

					Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Tax return of capital		Total distributions
Short Term Bond Fund II
Class A
Year Ended February 28, 2009	$9.66	$0.34	(f)	$(0.90)	$(0.56)	$(0.34)	$—		$(0.34)
Year Ended February 29, 2008	9.84	0.45		(0.18)	0.27	(0.45)	—		(0.45)
September 1, 2006 through February 28, 2007 (e)	9.84	0.22	(f)	0.02	0.24	(0.24)	—		(0.24)
Year Ended August 31, 2006	10.02	0.45		(0.20)	0.25	(0.43)	—		(0.43)
Year Ended August 31, 2005	10.21	0.31		(0.20)	0.11	(0.30)	—		(0.30)
Year Ended August 31, 2004	10.23	0.21	(f)	(0.02)	0.19	(0.21)	—	(g)	(0.21)

Class M
Year Ended February 28, 2009	9.66	0.29	(f)	(0.88)	(0.59)	(0.31)	—		(0.31)
Year Ended February 29, 2008	9.85	0.41		(0.18)	0.23	(0.42)	—		(0.42)
September 1, 2006 through February 28, 2007 (e)	9.84	0.21	(f)	0.02	0.23	(0.22)	—		(0.22)
Year Ended August 31, 2006	10.02	0.41		(0.19)	0.22	(0.40)	—		(0.40)
Year Ended August 31, 2005	10.21	0.28		(0.20)	0.08	(0.27)	—		(0.27)
Year Ended August 31, 2004	10.23	0.18	(f)	(0.02)	0.16	(0.18)	—	(g)	(0.18)

Select Class
Year Ended February 28, 2009	9.68	0.37	(f)	(0.92)	(0.55)	(0.36)	—		(0.36)
Year Ended February 29, 2008	9.86	0.51		(0.22)	0.29	(0.47)	—		(0.47)
September 1, 2006 through February 28, 2007 (e)	9.86	0.23	(f)	0.02	0.25	(0.25)	—		(0.25)
Year Ended August 31, 2006	10.03	0.47		(0.19)	0.28	(0.45)	—		(0.45)
Year Ended August 31, 2005	10.22	0.32		(0.18)	0.14	(0.33)	—		(0.33)
Year Ended August 31, 2004	10.25	0.23	(f)	(0.03)	0.20	(0.23)	—	(g)	(0.23)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.

(e)	The Fund changed its fiscal year end from August 31 to the last day in February.

(f)	Calculated based on average shares outstanding.

(g)	Amount rounds to less than $0.01.

SEE NOTES TO FINANCIAL STATEMENTS.

62   J.P. MORGAN INCOME FUNDS        FEBRUARY 28, 2009

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)

$8.76	(5.93)%	$6,456	0.75%	3.61%	1.09%	91%
9.66	2.78	22,655	0.75	4.51	1.01	338
9.84	2.42	24,652	0.75	4.53	0.98	246
9.84	2.56	32,557	0.75	4.46	0.95	479
10.02	1.09	41,311	0.75	2.94	1.00	201
10.21	1.85	55,000	0.75	2.03	1.10	253

8.76	(6.15)	113,828	1.00	3.19	1.19	91
9.66	2.42	144,078	1.00	4.26	1.11	338
9.85	2.39	175,836	1.00	4.29	1.08	246
9.84	2.30	209,284	1.00	4.19	1.05	479
10.02	0.83	371,756	1.00	2.67	1.03	201
10.21	1.58	643,278	1.00	1.75	1.04	253

8.77	(5.76)	5,611	0.50	3.92	0.83	91
9.68	3.02	83,064	0.50	4.76	0.75	338
9.86	2.54	151,633	0.50	4.75	0.72	246
9.86	2.91	375,097	0.50	4.71	0.70	479
10.03	1.35	432,056	0.50	3.21	0.68	201
10.22	2.01	492,178	0.50	2.26	0.70	253

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2009        J.P. MORGAN INCOME FUNDS   63

NOTES TO FINANCIAL STATEMENTS
AS OF FEBRUARY 28, 2009

1. Organization

JPMorgan Trust I (“JPM I”) was formed on November 12, 2004, as a Delaware statutory trust, pursuant to a Declaration of Trust dated November 5, 2004. J.P. Morgan Mutual Fund Group (“MFG”) was organized as a Massachusetts business trust on May 11, 1987. JPM I and MFG (the “Trusts”) are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as open-end management investment companies.

The following are 6 separate funds of the Trusts (collectively, the “Funds”) covered by this report:

	Classes Offered	Trust
Bond Fund	Class A, Class B, Class C, Select Class, Institutional Class and Ultra	JPM I
Emerging Markets Debt Fund	Class A, Class C, Class R5 and Select Class	JPM I
Enhanced Income Fund	Institutional Class	JPM I
Real Return Fund	Class A, Class C, Select Class and Institutional Class	JPM I
Short Term Bond Fund	Class A, Select Class and Institutional Class	JPM I
Short Term Bond Fund II	Class A, Class M and Select Class	MFG

Class A and Class M Shares generally provide for a front-end sales charge while Class B and Class C Shares provide for a contingent deferred sales charge (“CDSC”). Class B Shares automatically convert to Class A Shares after eight years. No sales charges are assessed with respect to the Class R5, Select Class, Institutional Class and Ultra Shares. All classes of shares have equal rights as to earnings, assets and voting privileges except that each class may bear different distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Funds’ prospectus.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Trusts in preparation of their financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

A.  Valuation of Investments — Fixed income securities (other than certain short-term investments maturing in less than 61 days) are valued each day based on readily available market quotations received from third party broker-dealers of comparable securities or independent or affiliated pricing services approved by the Board of Trustees. Such pricing services and broker-dealers will generally provide bid-side quotations. Generally, short-term investments (other than certain high yield securities) maturing in less than 61 days are valued at amortized cost, which approximates market value. Certain investments of the Funds may, depending upon market conditions, trade in relatively thin markets and/or in markets that experience significant volatility. As a result of these conditions, the prices used by the Funds to value securities may differ from the value that would be realized if these securities were sold and the differences could be material. Futures and options shall generally be valued on the basis of available market quotations. Swaps and other derivatives are valued daily primarily using independent or affiliated pricing services approved by the Board of Trustees. If valuations are not available from such services or values received are deemed not representative of market value, values will be obtained from a third party broker-dealer or counterparty. Investments in other open-end investment companies are valued at such investment company’s current day closing net asset value per share. Equity securities listed on a North American, Central American, South American or Caribbean securities exchange shall generally be valued at the last sale price on the exchange on which the security is principally traded that is reported before the time when the net assets of the Funds are valued. The value of securities listed on The NASDAQ Stock Market LLC shall generally be the NASDAQ Official Closing Price.

Securities or other assets for which market quotations are not readily available or for which market quotations do not represent the value at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could have been material.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to significant market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

During the period, the Funds adopted Statement of Financial Accounting Standards No. 157 — Fair Value Measurements — (“SFAS 157”). SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. SFAS 157 requires disclosure surrounding the various inputs that are used in determining the fair value of the Funds’ investments. These inputs are summarized into the three broad levels listed below.

•	Level 1 — quoted prices in active markets for identical securities

•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

64   J.P. MORGAN INCOME FUNDS        FEBRUARY 28, 2009

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of February 28, 2009 in valuing the Funds’ assets and liabilities carried at fair value (amounts in thousands):

Valuation Inputs	Investments in Securities		Liabilities in Securities Sold Short†	Appreciation in Other Financial Instruments*	Depreciation in Other Financial Instruments
Bond Fund
Level 1 — Quoted Prices	$13,208		$—	$357	$(137)
Level 2 — Other significant observable inputs	141,733		(209)	995	(1,325)
Level 3 — Significant unobservable inputs	18,321		—	—	—
Total	$173,262		$(209)	$1,352	$(1,462)
Emerging Markets Debt Fund
Level 1 — Quoted Prices	$6,767		$—	$48	$(473)
Level 2 — Other significant observable inputs	204,488		—	4,736	(17,458)
Level 3 — Significant unobservable inputs	450		—	—	—
Total	$211,705		$—	$4,784	$(17,931)
Enhanced Income Fund
Level 1 — Quoted Prices	$1,241		$—	$—	$—
Level 2 — Other significant observable inputs	6,501		—	—	—
Level 3 — Significant unobservable inputs	471		—	—	—
Total	$8,213		$—	$—	$—
Real Return Fund
Level 1 — Quoted Prices	$1,536		$—	$53	$(1)
Level 2 — Other significant observable inputs	77,830		—	—	(104)
Level 3 — Significant unobservable inputs	—		—	—	—
Total	$79,366		$—	$53	$(105)
Short Term Bond Fund
Level 1 — Quoted Prices	$9,321		$—	$—	$(9)
Level 2 — Other significant observable inputs	9,237		—	—	—
Level 3 — Significant unobservable inputs	384		—	—	—
Total	$18,942		$—	$—	$(9)
Short Term Bond Fund II
Level 1 — Quoted Prices	$32,758		$—	$—	$(28)
Level 2 — Other significant observable inputs	90,761		—	—	—
Level 3 — Significant unobservable inputs	—	(a)	—	—	—
Total	$123,519		$—	$—	$(28)

†	Liabilities in securities sold short may include written options.

*	Other financial instruments may include futures, forwards and swap contracts.

(a)	Security has a zero value.

SFAS 157 also requires a reconciliation of assets and liabilities for which significant unobservable inputs (Level 3) were used in determining fair value (amounts in thousands):

	Investments in Securities		Other Financial Instruments*
Bond Fund
Balance as of 02/29/08	$24,117		$—
Realized Gain (loss)	—	(a)	—
Change in unrealized appreciation (depreciation)	(6,765)		—
Net amortization/accretion	—	(a)	—
Net purchases (sales)	(3,270)		—
Net transfers in (out) of Level 3	4,239		—
Balance as of 02/28/09	$18,321		$—

FEBRUARY 28, 2009        J.P. MORGAN INCOME FUNDS   65

NOTES TO FINANCIAL STATEMENTS
AS OF FEBRUARY 28, 2009 (continued)

	Investments in Securities	Other Financial Instruments*
Emerging Markets Debt Fund
Balance as of 02/29/08	$—	$—
Realized Gain (loss)	—	—
Change in unrealized appreciation (depreciation)	—	—
Net amortization/accretion	—	—
Net purchases (sales)	450	—
Net transfers in (out) of Level 3	—	—
Balance as of 02/28/09	$450	$—

Enhanced Income Fund
Balance as of 02/29/08	$1,199	$—
Realized Gain (loss)	—	—
Change in unrealized appreciation (depreciation)	1,201	—
Net amortization/accretion	—	—
Net purchases (sales)	(2,400)	—
Net transfers in (out) of Level 3	471	—
Balance as of 02/28/09	$471	$—

Short Term Bond Fund
Balance as of 02/29/08	$19,202	$—
Realized gain (loss)	—	—
Change in unrealized appreciation (depreciation)	(1,400)	—
Net amortization/accretion	5	—
Net purchases (sales)	(17,807)	—
Net transfers in (out) of Level 3	384	—
Balance as of 02/28/09	$384	$—

Short Term Bond Fund II
Balance as of 02/29/08	$2,033	$—
Realized gain (loss)	—	—
Change in unrealized appreciation (depreciation)	(1,133)	—
Net amortization/accretion	—	—
Net purchases (sales)	(900)	—
Net transfers in (out) of Level 3	—	—
Balance as of 02/28/09	$— (b)	$—

*	Other financial instruments may include futures, forwards and swap contracts.

(a)	Amount rounds to less than $1,000.

(b)	Security has a zero value.

The change in unrealized appreciation (depreciation) attributable to securities owned at February 28, 2009, which were valued using significant unobservable inputs (Level 3), was as follows (amounts in thousands):

Bond Fund	$(12,945)
Emerging Markets Debt Fund	(5,035)
Enhanced Income Fund	(1,168)
Short Term Bond Fund	(18,009)
Short Term Bond Fund II	(4,247)

These amounts are included in Change in net unrealized appreciation (depreciation) of investments in non-affiliates on the Statements of Operations and Statements of Changes in Net Assets.

Transfers into Level 3 are valued utilizing values as of the end of the year and transfers out of Level 3 are valued utilizing values as of the beginning of the year.

B.  Restricted and Illiquid Securities — The Funds may invest in securities that are subject to legal or contractual restrictions on resale or are illiquid. Restricted securities generally may be resold in transactions exempt from registration. An illiquid security is a security which cannot be disposed

66   J.P. MORGAN INCOME FUNDS        FEBRUARY 28, 2009

of promptly (within seven days) and in the usual course of business at approximately its fair value and includes, but is not limited to, repurchase agreements maturing in excess of seven days, time deposits with a withdrawal penalty, non-negotiable instruments and instruments for which no market exists. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at the current valuation may be difficult.

The following is the value and percentage of net assets of illiquid securities as of February 28, 2009 (amounts in thousands):

	Value		Percentage
Bond Fund	$25,422		20.0%
Emerging Markets Debt Fund	15,667		7.9
Enhanced Income Fund	883		11.8
Short Term Bond Fund	—	(a)	—	(a)
Short Term Bond Fund II	—	(b)	—

(a)	Amount rounds to less than $1,000 and 0.1%.

(b)	Security has a zero value.

C.  Loan Participations and Assignments — Certain Funds may invest in loan participations and assignments of all or a portion of loans. When the Funds purchase a loan participation, the Funds typically enter into a contractual relationship with the lender or third party selling such participations (“Selling Participant”), but not the borrower. In contrast, the Funds have direct rights against the borrower on a loan when it purchases an assignment. As a result, the Funds assume the credit risk of the borrower, and with respect to loan participations, the Selling Participant and any other persons interpositioned between the Funds and the borrower (“Intermediate Participants”). The Funds may not benefit directly from the collateral supporting the loan in which it has purchased the loan participations or assignments.

D.  Futures Contracts — The Funds may enter into futures contracts as substitutes for securities in which the Funds can invest. The Funds may also use such futures to hedge various investments, for risk management and to increase income or gain. These contracts provide for the delayed delivery of securities at a fixed price at some future date or for the change in the value of a specified financial index over a predetermined time period. Upon entering into a futures contract, the Funds are required to pledge to the broker an amount of cash, U.S. government securities, or other assets, equal to a certain percentage of the contract amount. This is known as the initial margin deposit. Subsequent payments, known as variation margin, are made or received by the Funds periodically, depending on the fluctuations in fair value of the position. Variation margin is recorded as unrealized appreciation or depreciation until the contract is closed out, at which time the Funds realize a gain or loss.

Use of long futures contracts subjects the Funds to risk of loss in excess of the amounts shown on the Statements of Assets and Liabilities, up to the notional value of the futures contracts. Use of short futures contracts subjects the Funds to unlimited risk of loss. The Funds may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Funds’ credit risk is limited to failure of the exchange or board of trade.

As of February 28, 2009, the Funds had outstanding futures contracts as listed on their Schedules of Portfolio Investments.

E.  Transactions with Affiliates — An issuer which is under common control with the Funds may be considered an affiliate. For purposes of the report, the Funds assume the following to be affiliated issuers (amounts in thousands):

Affiliate	Value at February 29, 2008	Purchase Cost	Sales Proceeds	Realized Gain/ (Loss)	Dividend*/ Interest Income	Shares/ Principal Amount ($) at February 28, 2009	Value at February 28, 2009
Bond Fund
Bear Stearns Cos., Inc. (The), VAR, 3.19%, 05/18/10**	$6,485	$—	$6,292	$(778)	$16	—	$—
JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.830%	18,180	642,898	647,870	—	448	13,208	13,208
Total	$24,665			$(778)	$464		$13,208
Emerging Markets Debt Fund
JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.830%	$9,742	$205,995	$208,970	$—	$390	6,767	$6,767
Enhanced Income Fund
JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.830%	$21,994	$75,131	$95,884	$—	$273	1,241	$1,241

FEBRUARY 28, 2009        J.P. MORGAN INCOME FUNDS   67

NOTES TO FINANCIAL STATEMENTS
AS OF FEBRUARY 28, 2009 (continued)

Affiliate	Value at February 29, 2008	Purchase Cost	Sales Proceeds	Realized Gain/ (Loss)	Dividend*/ Interest Income	Shares/ Principal Amount ($) at February 28, 2009	Value at February 28, 2009
Real Return Fund
JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.830%	$3,362	$65,848	$67,674	$—	$82	1,536	$1,536
Short Term Bond Fund
Bear Stearns Cos., Inc. (The), 4.55%, 06/23/10**	$5,614	$—	$5,273	$(358)	$19	—	$—
Bear Stearns Cos., Inc. (The), 5.85%, 07/19/10**	7,572	—	7,050	(444)	32	—	—
JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.830%	26,684	563,644	581,007	—	357	9,321	9,321
Total	$39,870			$(802)	$408		$9,321
Short Term Bond Fund II
Bear Stearns Cos., Inc. (The), 4.55%, 06/23/10**	$1,478	$—	$1,388	$(94)	$5	—	$—
Bear Stearns Cos., Inc. (The), 5.85%, 07/19/10**	858	—	799	(50)	4	—	—
JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.830%	23,371	170,659	161,272	—	392	32,758	32,758
Total	$25,707			$(144)	$401		$32,758

*	Does not include the reimbursement of advisory, administration and shareholder servicing fees resulting from investments in money market funds as disclosed in note 3.A.

**	Security was purchased prior to its affiliation with JPMorgan Chase & Co.

F.  Foreign Currency Translation — The books and records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates of such currencies against the U.S. dollar. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions.

Although the net assets of the Funds are presented at the foreign exchange rates and market values at the close of the year, the Funds do not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held or sold during the year. Accordingly, such foreign currency gains (losses) are included in the reported net realized and unrealized gains (losses) on investment transactions.

Reported realized foreign currency gains or losses arise from the disposition of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on each Fund’s books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. Unrealized foreign exchange gains and losses arise from changes (due to the changes in the exchange rate) in the value of foreign currency and other assets and liabilities denominated in foreign currencies, which are held at year end.

G.  Forward Foreign Currency Exchange Contracts — The Funds may enter into forward foreign currency exchange contracts (obligations to purchase or sell foreign currency in the future on a date and price fixed at the time the contracts are entered into) to manage the Fund’s exposure to foreign currency exchange fluctuations. The Funds may also enter into non-deliverable forwards (obligations to deliver in US dollars the difference between the prevailing market rate for the reference currency and the agreed upon exchange rate.) The Funds may also enter into forward foreign currency exchange contracts to hedge against interest rate and currency risk to generate gains to the Fund and/or as part of its risk management process. The values of the forward foreign currency exchange contracts are adjusted daily by reference to the applicable exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized appreciation or depreciation until the contract settlement date. When the forward contract is closed, the Funds record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Funds’ basis in the contract. The Funds are subject to off-balance sheet risk to the extent of the value of the contracts for purchases of foreign currency and in an unlimited amount for sales of foreign currency. In addition, the Funds could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts.

H. Written Options — When a Fund writes an option, an amount equal to the premium received by the Fund is included in the Fund’s Statement of Assets and Liabilities as an asset and corresponding liability. The amount of the liability is adjusted daily to reflect the current market value of the written option and the change is recorded as an unrealized gain or loss. When a written option expires on its stipulated expiration date, or when a

68   J.P. MORGAN INCOME FUNDS        FEBRUARY 28, 2009

closing transaction is entered into, the related liability is extinguished and the Fund realizes a gain or loss contingent on whether the cost of the closing transaction exceeds the premium received when the option was written. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether there has been a realized gain or loss. If a put option is exercised, the premium reduces the cost basis of the security.

The Funds write options on securities, futures and interest rate swaps (“swaptions”). These options are settled for cash. Uncovered call options subject the Funds to unlimited risk of loss. Covered call options limit the upside potential of a security above the exercise price. Put options subject the Funds to loss only to the extent of the value of the underlying security. The Funds, however, are not subject to credit risk on written options as the counterparty has already performed its obligation by paying the premium at the inception of the contract.

As of February 28, 2009, the Funds had written options contracts outstanding as listed on their Schedules of Portfolio Investments. Transactions in written options during the year ended February 28, 2009 were as follows (amounts in thousands, except number of contracts):

	Bond Fund
	Number of Contracts	Premiums Received	Notional Value	Premiums Received
Options outstanding at February 29, 2008	12,066	$10,207	$1,272,426	$14,933
Options written	7,075	3,277	4,964,727	24,112
Options expired	(24)	(4)	(451,952)	(3,234)
Options terminated in closing purchase transactions	(19,117)	(13,480)	(5,749,571)	(35,761)
Options outstanding at February 28, 2009	—	$—	$35,630	$50

	Real Return Fund
	Number of Contracts	Premiums Received	Notional Value	Notional Value	Premiums Received
Options outstanding at February 29, 2008	488	$470	$19,479	AUD 19,460	$419
Options written	771	337	405,479	—	2,040
Options expired	—	—	—	AUD (19,460)	(18)
Options terminated in closing purchase transactions	(1,259)	(807)	(424,958)	—	(2,441)
Options outstanding at February 28, 2009	—	$—	$—	$—	$—

	Short Term Bond Fund
	Number of Contracts	Premiums Received	Notional Value	Premiums Received
Options outstanding at February 29, 2008	3,112	$2,997	$405,925	$4,488
Options written	2,855	1,574	76,408	4,162
Options expired	—	—	—	—
Options terminated in closing purchase transactions	(5,967)	(4,571)	(482,333)	(8,650)
Options outstanding at February 28, 2009	—	$—	$—	$—

	Short Term Bond Fund II
	Number of Contracts	Premiums Received	Notional Value	Premiums Received
Options outstanding at February 29, 2008	711	$687	$34,095	$630
Options written	874	420	18,156	974
Options expired	—	—	—	—
Options terminated in closing purchase transactions	(1,585)	(1,107)	(52,251)	(1,604)
Options outstanding at February 28, 2009	—	$—	$—	$—

I.  Swaps — The Funds may engage in various swap transactions, including forward rate agreements, interest rate, currency, credit default, index, price lock and total return swaps, to manage credit, currency, duration and yield curve risks, or as alternatives to direct investments. Swap transactions are negotiated contracts between a Fund and a counterparty to exchange swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals.

The value of a swap agreement is recorded as either an asset or a liability on the Statements of Assets and Liabilities at the beginning of the measurement period. Any upfront payments made or received upon entering a swap are recorded as an asset or liability, respectively. The change in value of swaps, including accruals of periodic amounts of interest to be paid or received on swaps, is reported as unrealized gain or loss in the Statements of Operations. A realized gain or loss is recorded upon payment or receipt of a periodic payment or termination of a swap agreement.

FEBRUARY 28, 2009        J.P. MORGAN INCOME FUNDS   69

NOTES TO FINANCIAL STATEMENTS
AS OF FEBRUARY 28, 2009 (continued)

Upfront payments made or received are recorded as a realized gain or loss upon termination of the agreement. The value of swap agreements is recognized in the Statements of Assets and Liabilities; the risk of loss may exceed such amounts. The Funds may be exposed to market risk related to unfavorable changes in interest rates or in the price or return of underlying instruments; counterparty credit risk related to the swap counterparty’s failure to perform under contract terms; liquidity risk related to the lack of a liquid market for these contracts allowing the fund to close out its position; and, documentation risk related to disagreement on the meaning of contract terms. Notional amounts of swap agreements, presented in the Schedules of Portfolio Investments, are used to express the extent of involvement in these transactions

Credit Default Swaps

The Funds enter into credit default swaps to simulate long and short bond positions or to take an active long or short position with respect to the likelihood of a default or credit event by the issuer of the underlying reference obligation. Credit default swaps are also used to hedge against the risk of default where the Funds have exposure in their investment portfolios.

The underlying reference obligation may be a single issuer of corporate or sovereign debt, a basket of issuers or a credit index. A credit index is list of credit instruments or exposures that reference a fixed number of obligors with shared characteristics that represents some part of the credit market as a whole. Index credit default swap have standardized terms including a fixed spread and standard maturity dates. The composition of the obligations within a particular index changes periodically.

Credit default swaps involve one party, the protection buyer, making a stream of payments, to another party, the protection seller, in exchange for the right to receive a contingent payment if there is a credit event related to the underlying reference obligation. In the event that the reference obligation matures prior to the termination date of the contract, a similar security will be substituted for the duration of the contract term. Credit events are defined under individual swap agreements and generally include bankruptcy, failure to pay, restructuring, repudiation/moratorium, obligation acceleration and obligation default.

If a credit event occurs, the Funds, as protection sellers, would be obligated to make a payment, which may be either: (i) a net cash settlement equal to the notional amount of the swap less the anticipated recovery value of the reference obligation or (ii) the notional amount of the swap in exchange for the delivery of the reference obligation. Selling protection effectively adds leverage to the Fund’s portfolio up to the notional amount of swap agreements. The notional amount represents the maximum potential liability under a contract and is not reflected in the Statements of Assets and Liabilities. Potential liabilities under these contracts may be reduced by anticipated recovery rates of the underlying reference obligations, upfront payments received at the inception of a swap and net amounts received from credit default swaps purchased with the identical reference obligation.

Price Lock Swaps

Price lock swap agreements involve the exchange of cash flows by the Funds with another party based on the price differential between the market price at termination and a fixed forward price (the “price lock”) of a debt obligation. Both parties agree to exchange a payment for the price differential on the debt obligation with respect to the notional amount. At inception, the price lock is generally designed such that the fair value of the swap is zero. At the termination date, a net cash flow is exchanged, where the payoff amount is equivalent to the difference between the realized price differential of the market price of the debt obligation and the price lock multiplied by the notional amount. As a receiver of the realized price differential, a Fund would receive the payoff amount when the realized price differential of the debt obligation is greater than the price lock and would owe the payoff amount when the differential is less than the price lock. As a payer of the realized price differential, a Fund would owe the payoff amount when the realized price differential of the debt obligation is greater than the price lock and would receive the payoff amount when the differential is less than the price lock.

Interest Rate Swaps

Interest rate swap agreements involve the exchange by the Funds with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to the notional amount of principal. The types of interest rate swap agreements the Funds may invest in are: (1) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate or “cap”, (2) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate or “floor”, (3) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (4) callable interest rate swaps, under which a counterparty may terminate the swap transaction in whole at zero cost by a predetermined date and time prior to expiration date.

Total Return Swaps

Total return swap agreements involve commitments to pay interest in exchange for a market-linked return, both based on notional amounts. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Funds will receive a payment from or make a payment to the counterparty.

Spread Lock Swaps

Spread-lock swap agreements involve commitments to pay or receive a settlement amount calculated as the difference between the swap spread and a fixed spread, multiplied by the notional amount times the duration of the swap. The swap spread is the difference between the benchmark swap rate (market rate) and a reference rate.

70   J.P. MORGAN INCOME FUNDS        FEBRUARY 28, 2009

As of February 28, 2009, the Funds had outstanding swap agreements as listed on their Schedules of Portfolio Investments.

J. Short Sales — Certain Funds may engage in short sales (selling securities they do not own in anticipation of a decline in the market value of the security) as part of their normal investment activities. These short sales are collateralized by cash deposits and securities. The collateral required is determined daily by reference to the market value of the short positions. The Fund is subject to risk of loss if the applicable counterparty broker were to fail to perform its obligations under the contractual terms. Dividend or interest expense on securities sold short is treated as an expense on the Statements of Operations. Liabilities for securities sold short are reported at market value in the financial statements. Short sale transactions result in off-balance sheet risk because the ultimate obligation may exceed the related amount shown in the accompanying Statements of Assets and Liabilities. The Fund will incur a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund’s loss on a short sale is potentially unlimited because there is no upward limit on the price a borrowed security could attain. The Fund will realize a gain if the price of the security declines between those dates.

K. Dollar Rolls — Certain Funds may enter into dollar rolls, principally using To Be Announced (“TBA”) securities, in which the Funds purchase or sell mortgage-backed securities for delivery in the current month and simultaneously contracts to sell or purchase similar, but not identical, securities at an agreed-upon price on a delayed delivery basis at a fixed date in the future. For delayed delivery purchases outstanding, the Funds designate liquid securities having a value not less than the purchase price (including accrued interest). The Fund assumes the rights and risks of ownership for securities purchased on a delayed delivery basis, including the risk of price and yield fluctuations. A Fund may dispose of or renegotiate a delayed delivery transaction after it is entered into, and may sell TBA securities before they are delivered, which may result in a realized capital gain or loss.

The Funds had TBA dollar rolls outstanding as of February 28, 2009, which are included in Receivable for Investment Securities Sold and Payable for Investment Securities Purchased on the Statements of Assets and Liabilities.

L. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method adjusted for amortization of premiums and accretion of discounts. Dividend income and expense on securities sold short less foreign taxes withheld, if any, and distributions of realized gains from the Underlying Funds are recorded on the ex-dividend date or when the Funds first learn of the dividend.

Purchases of TBA, when-issued or delayed delivery securities may be settled a month or more after the trade date; interest income is not accrued until settlement date. It is the Funds’ policy to reserve assets with a current value at least equal to the amount of their TBA, when-issued or delayed delivery purchase commitments.

M. Allocation of Income and Expenses — In calculating the net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Expenses directly attributable to a fund are charged directly to that fund while the expenses attributable to more than one fund of the Trusts are allocated among the respective funds. Each class of shares bears its pro-rata portion of expenses attributable to its Fund, except that each class separately bears expenses related specifically to that class, such as distribution and shareholder servicing fees.

N. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. Accordingly, no provision for Federal income tax is necessary.

Financial Accounting Standards Board (the “FASB”) Interpretation No. 48, “Accounting for Uncertainty in Income Taxes — an Interpretation of FASB Statement No. 109” (the “Interpretation”) establishes for all entities, including pass-through entities such as the Funds, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. The determination has been made that the implementation of the Interpretation did not have an impact on the Funds’ financial statements. However, the conclusions regarding the Interpretation may be subject to review and adjustment at a later date based on factors including, but not limited to, further interpretation from FASB, new tax laws, regulations and interpretations thereof. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Each of the Funds’ federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

O. Foreign Taxes — The Funds may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Funds will accrue such taxes and recoveries as applicable, based upon their current interpretation of tax rules and regulations that exist in the markets in which they invest.

P. Dividends and Distributions to Shareholders — Dividends from net investment income are declared and paid monthly. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed at least annually. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from accounting principles generally

FEBRUARY 28, 2009        J.P. MORGAN INCOME FUNDS   71

NOTES TO FINANCIAL STATEMENTS
AS OF FEBRUARY 28, 2009 (continued)

accepted in the United States of America. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

The following amounts were reclassified within the capital accounts (amounts in thousands):

	Paid-in-capital	Accumulated Undistributed/ (Overdistributed) Net Investment Income	Accumulated Net Realized Gain (Loss) on Investments
Bond Fund	$(49,809)	$(8,556)	$58,365
Emerging Markets Debt Fund	890	(4,119)	3,229
Enhanced Income Fund	—	(6)	6
Real Return Fund	(2,236)	1,918	318
Short Term Bond Fund	(27,963)	(5,239)	33,202
Short Term Bond Fund II	— (a)	(29)	29

(a)	Amount rounds to less than $1,000.

The reclassifications for the Funds relate primarily to investments in foreign futures contracts, redemption in-kinds, periodic payment from swaps, foreign currency gains or losses, dirty priced bonds adjustments, interest only/high coupon reclasses, partnerships termination, payments on swaps, foreign option contracts and tax returns of capital.

Q. Equalization — Short Term Bond Fund II uses the accounting practice known as equalization by which a portion of the proceeds from sales and costs of redemptions of Fund shares of beneficial interest equivalent, on a per-share basis, to the amount of undistributed net investment income on the date of the transaction, is credited or charged to undistributed net investment income. As a result, undistributed net investment income per share is unaffected by sales or redemptions of Fund shares.

R. Redemption Fees — Generally, shares of the Emerging Markets Debt Fund held for less than 60 days are subject to a redemption fee of 2.00%, based on the redeemed share’s market value. Redemption fees are paid directly to the applicable Fund and are credited to paid in capital.

S. Recent Accounting Pronouncement — In March 2008, Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“SFAS 161”) was issued and is effective for fiscal years and interim years beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about a fund’s derivative and hedging activities. Management is currently evaluating the impact the adoption of SFAS 161 will have on the Funds’ financial statement disclosures.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to the Investment Advisory Agreement, J.P. Morgan Investment Management Inc. (the “Advisor”) acts as the investment advisor to the Funds. The Advisor is a wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”). The Advisor supervises the investments of each respective Fund and for such services is paid a fee. The fee is accrued daily and paid monthly based on each Fund’s respective average daily net assets. The annual fee rate for each Fund is as follows:

Bond Fund	0.30%
Emerging Markets Debt Fund	0.70
Enhanced Income Fund	0.25
Real Return Fund	0.35
Short Term Bond Fund	0.25
Short Term Bond Fund II	0.25

The Advisor waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F.

The Funds may invest in one or more money market funds advised by the Advisor or its affiliates. The Advisor, Administrator and Shareholder Servicing Agent reimburse to the Funds an amount sufficient to offset the respective fees each charges to the affiliated money market fund on the Funds’ investment in such affiliated money market fund. A portion of the reimbursement is voluntary.

72   J.P. MORGAN INCOME FUNDS        FEBRUARY 28, 2009

The amounts of these waivers/reimbursements resulting from investments in the money market funds for the year ended February 28, 2009 were as follows (amounts in thousands):

Bond Fund	$36
Emerging Markets Debt Fund	33
Enhanced Income Fund	20
Real Return Fund	7
Short Term Bond Fund	27
Short Term Bond Fund II	30

B.  Administration Fee — Pursuant to an Administration Agreement, JPMorgan Funds Management, Inc. (the “Administrator”), an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Funds. In consideration of these services, the Administrator receives a fee computed daily and paid monthly at the annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the JPMorgan Fund Complex (excluding funds of funds other than JPMorgan International Markets Fund and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the year ended February 28, 2009, the annual effective rate was 0.10% of each Fund’s average daily net assets.

The Administrator waived Administration fees as outlined in Note 3.F.

J.P. Morgan Investor Services, Co. (“JPMIS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as the Funds’ Sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMIS receives a portion of the fees payable to the Administrator.

C.  Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trusts’ exclusive underwriter and promotes and arranges for the sale of each Fund’s shares.

The Board of Trustees has adopted a Distribution Plan (the “Distribution Plan”) for Class A, Class B, Class C and Class M Shares of the Funds in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that each Fund shall pay distribution fees, including payments to the Distributor, at annual rates of the average daily net assets as shown in the table below:

	Class A	Class B	Class C	Class M
Bond Fund	0.25%	0.75%	0.75%	n/a
Emerging Markets Debt Fund	0.25	n/a	0.75	n/a
Real Return Fund	0.25	n/a	0.75	n/a
Short Term Bond Fund	0.25	n/a	n/a	n/a
Short Term Bond Fund II	0.25	n/a	n/a	0.35%

In addition, the Distributor is entitled to receive the front-end sales charges from purchases of Class A and Class M Shares and the CDSC from redemptions of Class B and Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the year ended February 28, 2009, the Distributor retained the following amounts (in thousands):

	Front-End Sales Charge	CDSC
Bond Fund	$4	$20
Emerging Markets Debt Fund	3	2
Real Return Fund	14	16
Short Term Bond Fund	1	1
Short Term Bond Fund II	1	—

D.  Shareholder Servicing Fees — The Trusts, on behalf of the Funds, have entered into a Shareholder Servicing Agreement with the Distributor under which the Distributor provides certain support services to the shareholders. For performing these services, the Distributor receives a fee that is computed daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

	Class A	Class B	Class C	Class M	Class R5	Select Class	Institutional Class
Bond Fund	0.25%	0.25%	0.25%	n/a	n/a	0.25%	0.10%
Emerging Markets Debt Fund	0.25	n/a	0.25	n/a	0.05%	0.25	n/a
Enhanced Income Fund	n/a	n/a	n/a	n/a	n/a	n/a	0.10
Real Return Fund	0.25	n/a	0.25	n/a	n/a	0.25	0.10
Short Term Bond Fund	0.25	n/a	n/a	n/a	n/a	0.25	0.10
Short Term Bond Fund II	0.25	n/a	n/a	0.25%	n/a	0.25	n/a

The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds under which the Distributor will pay all or a portion of such fees earned to financial intermediaries for performing such services.

FEBRUARY 28, 2009        J.P. MORGAN INCOME FUNDS   73

NOTES TO FINANCIAL STATEMENTS
AS OF FEBRUARY 28, 2009 (continued)

The Distributor waived Shareholder Servicing fees as outlined in Note 3.F.

E.  Custodian and Accounting Fees — JPMorgan Chase Bank, N.A. (“JPMCB”), an affiliate of the Funds, provides portfolio custody and accounting services for the Funds. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in Custodian and accounting fees in the Statements of Operations. The custodian fees may be reduced by credits earned by each Fund, based on uninvested cash balances held by the custodian. Such earnings credits are presented separately in the Statements of Operations.

Interest expense, if any, paid to the custodian related to cash overdrafts is included in Interest expense to affiliates in the Statements of Operations.

F.  Waivers and Reimbursements — The Advisor, Administrator and Distributor have contractually agreed to waive fees and/or reimburse the Funds to the extent that total operating expenses (excluding acquired fund fees and expenses, dividend expense related to short sales, interest, taxes, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed the percentages of the Funds’ respective average daily net assets as shown in the table below:

	Class A	Class B	Class C	Class M	Class R5	Select Class	Institutional Class	Ultra
Bond Fund	0.75%	1.50%	1.50%	n/a	n/a	0.69%	0.49%	0.40%
Emerging Markets Debt Fund	1.50	n/a	2.00	n/a	1.05%	1.25	n/a	n/a
Enhanced Income Fund	n/a	n/a	n/a	n/a	n/a	n/a	0.25	n/a
Real Return Fund	0.90	n/a	1.40	n/a	n/a	0.65	0.50	n/a
Short Term Bond Fund	0.75	n/a	n/a	n/a	n/a	0.60	0.30	n/a
Short Term Bond Fund II	0.75	n/a	n/a	1.00%	n/a	0.50	n/a	n/a

The contractual expense limitation agreements were in effect for the year ended February 28, 2009. The expense limitation percentages in the table above are in place until at least June 30, 2009.

For the year ended February 28, 2009, the Funds’ service providers waived fees and/or reimbursed expenses for each of the Funds as follows (amounts in thousands). None of these parties expect the Funds to repay any such waived fees and reimbursed expenses in future years.

	Contractual Waivers
	Investment Advisory	Administration	Shareholder Servicing	Total	Contractual Reimbursements
Bond Fund	$412	$192	$41	$645	$55
Emerging Markets Debt Fund	—	23	26	49	—
Enhanced Income Fund	129	29	53	211	36
Real Return Fund	270	85	81	436	27
Short Term Bond Fund	264	43	81	388	59
Short Term Bond Fund II	71	121	256	448	—

	Voluntary Waivers
	Investment Advisory	Administration	Total
Bond Fund	$5	$146	$151
Enhanced Income Fund	—	23	23
Short Term Bond Fund	22	119	141

G.  Other — Certain officers of the Trusts are affiliated with the Advisor, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.

The Board of Trustees appointed a Chief Compliance Officer to the Funds in accordance with federal securities regulations. Each Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees in the Statements of Operations.

The Trusts adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as a Trustee. The deferred fees are invested in various JPMorgan Funds until distribution in accordance with the Plan.

During the year ended February 28, 2009, certain Funds may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Advisor.

The Funds may use related party broker/dealers. For the year ended February 28, 2009, the Short Term Bond Fund incurred approximately $2,000 in brokerage commissions with broker/dealers affiliated with the Advisor.

74   J.P. MORGAN INCOME FUNDS        FEBRUARY 28, 2009

The Securities and Exchange Commission has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments subject to certain conditions.

Affiliates of JPMorgan Chase & Co. made a payment to the Bond Fund of approximately $249,000 relating to an operational error.

4. Investment Transactions

During the year ended February 28, 2009, purchases and sales of investments (excluding short-term investments) were as follows (amounts in thousands):

	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)	Purchases of U.S. Government	Sales of U.S. Government
Bond Fund	$10,142,041	$13,009,119	$158,635	$166,468
Emerging Markets Debt Fund	173,641	157,910	11,829	6,628
Enhanced Income Fund	61,557	120,832	594	1,291
Real Return Fund	182,571	223,458	120,223	96,355
Short Term Bond Fund	1,501,447	2,610,707	475,891	629,606
Short Term Bond Fund II	92,242	224,883	60,682	47,573

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of the investment securities at February 28, 2009, were as follows (amounts in thousands):

	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Bond Fund	$248,321	$1,918	$76,977	$(75,059)
Emerging Markets Debt Fund	283,178	555	72,028	(71,473)
Enhanced Income Fund	15,777	17	7,581	(7,564)
Real Return Fund	80,817	639	2,090	(1,451)
Short Term Bond Fund	67,821	136	49,015	(48,879)
Short Term Bond Fund II	135,111	1,639	13,231	(11,592)

For all of the Funds, the difference between book and tax basis appreciation (depreciation) on investments is primarily attributed to wash sale loss deferrals and interest only/high coupon bond adjustment.

The tax character of distributions paid during the fiscal year ended February 28, 2009 was as follows (amounts in thousands):

	Total Distributions Paid From:
	Ordinary Income	Total Distributions Paid
Bond Fund	$39,763	$39,763
Emerging Markets Debt Fund	17,231	17,231
Enhanced Income Fund	1,743	1,743
Real Return Fund	3,488	3,488
Short Term Bond Fund	15,054	15,054
Short Term Bond Fund II	6,582	6,582

The tax character of distributions paid during the fiscal year ended February 29, 2008 was as follows (amounts in thousands):

	Total Distributions Paid From:
	Ordinary Income	Net Long Term Capital Gains	Return of Capital	Total Distributions Paid
Bond Fund	$114,904	$—	$—	$114,904
Emerging Markets Debt Fund	19,112	2,300	—	21,412
Enhanced Income Fund	8,070	—	189	8,259
Real Return Fund	3,975	—	—	3,975
Short Term Bond Fund	85,687	—	—	85,687
Short Term Bond Fund II	14,180	—	—	14,180

FEBRUARY 28, 2009        J.P. MORGAN INCOME FUNDS   75

NOTES TO FINANCIAL STATEMENTS
AS OF FEBRUARY 28, 2009 (continued)

At February 28, 2009 the components of net assets (excluding paid in capital) on a tax basis were as follows (amounts in thousands):

	Current Distributable Ordinary Income	Current Distributable Long Term Capital Gain or (Tax Basis Capital Loss Carryover)	Unrealized Appreciation (Depreciation)
Bond Fund	$284	$(198,201)	$(75,579)
Emerging Markets Debt Fund	1,127	(25,857)	(84,202)
Enhanced Income Fund	25	(17,020)	(7,564)
Real Return Fund	—	(5,901)	(1,553)
Short Term Bond Fund	811	(68,581)	(48,879)
Short Term Bond Fund II	662	(36,594)	(11,592)

For the Funds, the cumulative timing differences primarily consist of mark to market of futures contracts, wash sale loss deferrals, defaulted bond interest accruals, distributions payable, interest only accruals and post October currency and capital loss deferrals.

As of February 28, 2009, the following Funds had net capital loss carryforwards, expiring during the year indicated, which are available to offset future realized gains (amounts in thousands):

	2010	2011	2012	2013	2014	2015	2016	2017	Total
Bond Fund	$—	$—	$—	$—	$6,292	$14,908	$26,467	$150,534	$198,201
Emerging Markets Debt Fund	—	—	—	—	—	—	—	25,857	25,857
Enhanced Income Fund	1,180	792	3,941	526	680	420	3,401	6,080	17,020
Real Return Fund	—	—	—	—	160	1,305	—	4,436	5,901
Short Term Bond Fund	—	—	1,803	1,217	8,476	6,394	27,215	23,476	68,581
Short Term Bond Fund II	—	—	1,675	657	14,799	10,312	2,292	6,859	36,594

Net capital and currency losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of the Funds’ next taxable year. For the year ended February 28, 2009, the Funds deferred to March 1, 2009 post October losses of (amounts in thousands):

	Capital Losses	Currency Losses
Bond Fund	$12,892	$—
Emerging Markets Debt Fund	7,915	176
Enhanced Income Fund	7,210	—
Real Return Fund	1,135	—
Short Term Bond Fund	6,058	1
Short Term Bond Fund II	12,125	—

6. Borrowings

The Funds rely upon an exemptive order (“Order”) permitting the establishment and operation of an Interfund Lending Facility (“Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. The Interfund Loan Rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPMorgan Trust II and may be relied upon by the Funds because they are investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

In addition, the Trusts and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the JPMorgan Funds including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 17, 2009.

The Funds had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility at February 28, 2009. Average borrowings from another fund for the year ended February 28, 2009, were as follows (amounts in thousands):

	Average Borrowings	Number of Days Used	Interest Paid
Bond Fund	$14,381	3	$3

76   J.P. MORGAN INCOME FUNDS        FEBRUARY 28, 2009

Interest expense paid, if any, as a result of borrowings from another fund or from the unsecured, uncommitted credit facility is included in Interest expense to affiliates in the Statements of Operations.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against each Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

For Short Term Bond Fund, one or more affiliates of the Fund’s investment advisor has investment discretion with respect to their clients’ holdings in the Fund, which collectively represent a significant portion of the Fund’s assets. Significant shareholder transactions, if any, may impact the Fund’s performance.

The Funds are subject to interest rate and credit risk. The value of debt securities may decline as interest rates increase. The Funds could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it is due. The ability of the issuers of debt to meet their obligations may be affected by the economic and political developments in a specific industry or region.

The Funds are also subject to counterparty credit risk, which is the risk that a counterparty fails to perform on agreements with the Funds such as swap and option contracts, credit linked notes and TBA securities.

The Funds are subject to risks associated with securities with contractual cash flows including asset backed and mortgage related securities such as collateralized mortgage obligations, mortgage pass through securities and commercial mortgage backed securities, including securities backed by sub-prime mortgage loans. The value, liquidity and related income of these securities are sensitive to changes in economic conditions, including real estate value, pre-payments, delinquencies and/or defaults, and may be adversely affected by shifts in the market’s perception of the issuers and changes in interest rates.

A significant portion of the Bond and Enhanced Income Funds’ investments is comprised of asset backed or mortgage related securities, including securities backed by sub-prime mortgages.

The Funds are subject to the risk that should the Funds decide to sell an illiquid investment when a ready buyer is not available at a price the Funds deem to be representative of its value, the value of the Funds’ net assets could be adversely affected.

Certain Funds may invest in lower-quality debt securities, i.e., “junk bonds”. Investments in lower-rated securities or unrated securities of comparable quality tend to be more sensitive to economic conditions than higher rated securities. Junk bonds involve a greater risk of default by the issuer because such securities are generally unsecured and are often subordinated to other creditors’ claims.

The Emerging Market Debt Fund’s investments in sovereign and corporate debt obligations within emerging market countries may be subject to potentially higher risks than investments in more developed markets and the prices of such investments may be volatile. The yields of emerging market debt obligations reflect, among other things, perceived credit risk. The consequences of less political, social or economic instability in these markets may have disruptive effects on the market prices of the Emerging Market Debt Fund’s investments and the income they generate, as well as the Emerging Market Debt Fund’s ability to repatriate such amounts. As of February 28, 2009, Emerging Markets Debt Fund invested 21.3% of its total investments in issuers in Brazil.

The Funds are party to various derivative contracts governed by International Swaps and Derivatives Association Master Agreements (ISDA agreements). The Funds’ ISDA agreements, which are separately negotiated with each dealer counterparty, typically contain provisions allowing, absent other considerations, a counterparty to exercise rights, to the extent not otherwise waived, against the Funds in the event the Funds’ net assets decline over time by a pre-determined percentage or fall below a pre-determined floor. Such rights often include the ability to terminate (i.e., close out) open contracts at prices which may favor the counterparty, which could have an adverse impact on the Funds.

8. Transfers-In-Kind

Pursuant to procedures approved by the Board of Trustees, on July 25, 2008, certain shareholders of the Bond Fund redeemed Select Class Shares, Institutional Class Shares and Ultra Shares and the Fund paid the redemption proceeds primarily by means of a redemption in-kind of the Fund’s portfolio securities.

Bond Fund	Value (000’s)	Realized Losses (000’s)	Type
Select Class	$359,837	$(39,311)	Redemption in-kind
Institutional Class	51,776	(5,659)	Redemption in-kind
Ultra	47,207	(5,158)	Redemption in-kind

Pursuant to procedures approved by the Board of Trustees, on July 25, 2008, certain shareholders of the Short Term Bond Fund redeemed Select Class Shares and Institutional Class Shares and the Fund paid the redemption proceeds primarily by means of a redemption in-kind of the Fund’s portfolio securities.

FEBRUARY 28, 2009        J.P. MORGAN INCOME FUNDS   77

NOTES TO FINANCIAL STATEMENTS
AS OF FEBRUARY 28, 2009 (continued)

Short Term Bond Fund	Value (000’s)	Realized Losses (000’s)	Type
Select Class	$275,799	$(23,050)	Redemption in-kind
Institutional Class	58,798	(4,913)	Redemption in-kind

9. Reorganization

On February 18, 2009, the Board of Trustees of JPM I approved the reorganization of the Bond Fund into JPMorgan Core Plus Bond Fund, a fund of JPMorgan Trust II, and the reorganization of the Short Term Bond Fund into the JPMorgan Short Duration Bond Fund, a fund of JPMorgan Trust II. Completion of each individual reorganization is subject to a number of conditions, including approval by the shareholders of the Bond Fund and the Short Term Bond Fund. These approvals will be sought at a shareholder meeting to be held on June 15, 2009. If approved by shareholders, the reorganizations are expected to occur on or about June 26, 2009.

10. Subsequent Event

Subsequent to February 28, 2009, certain shareholders of Emerging Markets Debt Fund redeemed shares of the Select Class and Emerging Markets Debt Fund paid the redemptions primarily with proceeds resulting from disposing of portfolio securities. The proceeds from these redemptions amounted to approximately 40% of the net assets of the Emerging Markets Debt Fund.

78   J.P. MORGAN INCOME FUNDS        FEBRUARY 28, 2009

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of J.P. Morgan Mutual Fund Group and JPMorgan Trust I and the Shareholders of JPMorgan Bond Fund,
JPMorgan Enhanced Income Fund, JPMorgan Emerging Markets Debt Fund, JPMorgan Real Return Fund,
JPMorgan Short Term Bond Fund and JPMorgan Short Term Bond Fund II :

In our opinion, the accompanying statements of assets and liabilities, including the schedules of portfolio investments, and the related statements of operations and of changes in net assets and of cash flows (for JPMorgan Bond Fund), and the financial highlights present fairly, in all material respects, the financial position of JPMorgan Short Term Bond Fund II (a separate fund of J.P. Morgan Mutual Fund Group) and JPMorgan Bond Fund, JPMorgan Enhanced Income Fund, JPMorgan Emerging Markets Debt Fund, JPMorgan Real Return Fund and JPMorgan Short Term Bond Fund (each a separate fund of JPMorgan Trust I) (hereafter collectively referred to as the “Funds”) at February 28, 2009, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended, the cash flows (for JPMorgan Bond Fund) and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2009 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
April 28, 2009

FEBRUARY 28, 2009        J.P. MORGAN INCOME FUNDS   79

TRUSTEES
(Unaudited)

The Funds’ Statement of Additional Information includes additional information about the Funds’ Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the JPMorgan Funds’ website at www.jpmorganfunds.com.

Name (Year of Birth); Positions With the Funds (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex
Independent Trustees
William J. Armstrong (1941); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 1987.	Retired; CFO and Consultant, EduNeering, Inc. (internet business education supplier) (2000–2001); Vice President and Treasurer, Ingersoll–Rand Company (manufacturer of industrial equipment) (1972–2000).	138	None.
John F. Finn (1947); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1998.	President and Chief Executive Officer, Gardner, Inc. (wholesale distributor to outdoor power equipment industry) (1979–present).	138	Director, Cardinal Health, Inc. (CAH) (1994–present); Chairman, Greif, Inc. (GEF) (packaging manufacturer) (2007–present).
Dr. Matthew Goldstein (1941); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 2003.	Chancellor, City University of New York (1999–present); President, Adelphi University (New York) (1998–1999).	138	Director, Bronx-Lebanon Hospital Center; Director, United Way of New York City (2002–present).
Robert J. Higgins (1945); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 2002.	Retired; Director of Administration of the State of Rhode Island (2003–2004); President — Consumer Banking and Investment Services, Fleet Boston Financial (1971–2001).	138	None.
Peter C. Marshall (1942); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1985.	Self-employed business consultant (2000–present); Senior Vice President, W.D. Hoard, Inc. (corporate parent of DCI Marketing, Inc.) (2000–2002); President, DCI Marketing, Inc. (1992–2000).	138	Director, Center for Deaf and Hard of Hearing (1990–present).
Marilyn McCoy* (1948); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1999.	Vice President of Administration and Planning, Northwestern University (1985–present).	138	Trustee, Carleton College (2003–present).
William G. Morton, Jr. (1937); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 2003.	Retired; Chairman Emeritus (2001–2002), and Chairman and Chief Executive Officer, Boston Stock Exchange (1985–2001).	138	Trustee, Stratton Mountain School (2001–present)

80   J.P. MORGAN INCOME FUNDS        FEBRUARY 28, 2009

Name (Year of Birth); Positions With the Funds (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex
Independent Trustees (continued)
Robert A. Oden, Jr. (1946); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1997.	President, Carleton College (2002–present); President, Kenyon College (1995–2002).	138	Trustee, American University in Cairo (1999–present); Trustee, Carleton College (2002–present).
Fergus Reid, III (1932); Trustee of Trust (Chairman) since 2005; Trustee (Chairman) of heritage JPMorgan Funds since 1987.	Chairman, Joe Pietryka, Inc. (formerly Lumelite Corporation) (plastics manufacturing) (2003–present); Chairman and Chief Executive Officer, Lumelite Corporation (1985–2002).	138	Trustee, Morgan Stanley Funds (164 portfolios) (1992–present).
Frederick W. Ruebeck (1939); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1994.	Advisor, Jerome P. Green & Associates, LLC (broker-dealer) (2000–present); Chief Investment Officer, Wabash College (2004–present); self-employed consultant (2000–present); Director of Investments, Eli Lilly and Company (pharmaceuticals) (1988–1999).	138	Trustee, Wabash College (1988–present); Chairman, Indianapolis Symphony Orchestra Foundation (1994–present).
James J. Schonbachler (1943); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 2001.	Retired; Managing Director of Bankers Trust Company (financial services) (1968–1998).	138	None.
Interested Trustees
Frankie D. Hughes** (1952), Trustee of Trust since 2008.	Principal and Chief Investment Officer, Hughes Capital Management, Inc. (fixed income asset management) (1993–present).	138	None.
Leonard M. Spalding, Jr.*** (1935); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 1998.	Retired; Chief Executive Officer, Chase Mutual Funds (investment company) (1989–1998); President and Chief Executive Officer, Vista Capital Management (investment management) (1990–1998); Chief Investment Executive, Chase Manhattan Private Bank (investment management) (1990–1998).	138
Director, Glenview Trust Company, LLC (2001–present); Trustee, St. Catherine College (1998–present); Trustee, Bellarmine University (2000–present); Director, Springfield-Washington County Economic Development Authority (1997–present); Trustee, Catholic Education Foundation (2005–present).

(1)	Each Trustee serves for an indefinite term, subject to the Trust’s current retirement policy, which is age 75 for all Trustees, except Mr. Reid for whom it is age 78.

(2)	A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The JPMorgan Funds Complex for which the Board of Trustees serves currently includes eight registered investment companies (138 funds).

*	Ms. McCoy has served as Vice President of Administration and Planning for Northwestern University since 1985. William M. Daley, Head of Corporate Responsibility for JPMorgan Chase & Co., has served as a member of the Board of Trustees of Northwestern University since 2005. The Funds’ investment adviser is a wholly-owned subsidiary of JPMorgan Chase & Co.

**	Ms. Hughes is treated as an “interested person” based on the portfolio holdings of clients of Hughes Capital Management, Inc.

***	Mr. Spalding is treated as an “interested person” due to his ownership of JPMorgan Chase stock.

The contact address for each of the Trustees is 245 Park Avenue, New York, NY 10167.

FEBRUARY 28, 2009        J.P. MORGAN INCOME FUNDS   81

OFFICERS
(Unaudited)

Name (Year of Birth), Positions Held with the Trust (Since)	Principal Occupations During Past 5 Years
George C.W. Gatch (1962), President (2005)
Managing Director, J.P. Morgan Investment Management Inc.; Director and President, JPMorgan Distribution Services, Inc. and JPMorgan Funds Management, Inc. since 2005. Mr. Gatch is CEO and President of the JPMorgan Funds. Mr. Gatch has been an employee of JPMorgan since 1986 and has held positions such as President and CEO of DKB Morgan, a Japanese mutual fund company, which was a joint venture between J.P. Morgan and Dai-Ichi Kangyo Bank, as well as positions in business management, marketing, and sales.

Robert L. Young (1963), Senior Vice President (2005)*
Director and Vice President, JPMorgan Distribution Services, Inc. and JPMorgan Funds Management, Inc.; Chief Operating Officer, JPMorgan Funds since 2005, and One Group Mutual Funds from 2001 until 2005. Mr. Young was Vice President and Treasurer, JPMorgan Funds Management, Inc. (formerly One Group Administrative Services), and Vice President and Treasurer, JPMorgan Distribution Services, Inc. (formerly One Group Dealer Services, Inc.) from 1999 to 2005.

Patricia A. Maleski (1960), Vice President and Chief Administrative Officer (2005), Treasurer and Principal Financial Officer (2008)	Managing Director, JPMorgan Funds Management, Inc.; Head of Funds Administration and Board Liaison, JPMorgan Funds. Ms. Maleski has been with JPMorgan Chase & Co. since 2001.
Frank J. Nasta (1964), Secretary (2008)
Managing Director and Associate General Counsel, JPMorgan Chase since 2008; Previously, Director, Managing Director, General Counsel and Corporate Secretary, J & W Seligman & Co. Incorporated; Secretary of each of the investment companies of the Seligman Group of Funds and Seligman Data Corp.; Director and Corporate Secretary, Seligman Advisors, Inc. and Seligman Services, Inc.

Stephen M. Ungerman (1953), Chief Compliance Officer (2005)	Managing Director, JPMorgan Chase & Co.; Mr. Ungerman was head of Fund Administration — Pooled Vehicles from 2000 to 2004. Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.
Paul L. Gulinello (1950), AML Compliance Officer (2005)
Vice President and Anti Money Laundering Compliance Officer for JPMorgan Asset Management Americas, additionally responsible for personal trading and compliance testing since 2004; Treasury Services Operating Risk Management and Compliance Executive supporting all JPMorgan Treasury Services business units from July 2000 to 2004.

Michael J. Tansley (1964), Controller (2008)
Vice President, JPMorgan Funds Management, Inc. since July 2008; prior to joining JPMorgan Chase, Mr. Tansley worked for General Electric, as Global eFinance Leader in GE Money from 2004 through 2008 and Vice President and Controller of GE Asset Management from 1998.

Elizabeth A. Davin (1964), Assistant Secretary (2008)*
Vice President and Assistant General Counsel, JPMorgan Chase since 2005; Senior Counsel, JPMorgan Chase (formerly Bank One Corporation) from 2004 to 2005; Assistant General Counsel and Associate General Counsel and Vice President, Gartmore Global Investments, Inc. from 1999 to 2004.

Jessica K. Ditullio (1962), Assistant Secretary (2005)*	Vice President and Assistant General Counsel, JPMorgan Chase since 2005; Ms. Ditullio has served as an attorney with various titles for JPMorgan Chase (formerly Bank One Corporation) since 1990.
John T. Fitzgerald (1975), Assistant Secretary (2008)	Vice President and Assistant General Counsel, JPMorgan Chase since 2005; Associate, Willkie Farr & Gallagher LLP (law firm) from 2002 to 2005.
Brian L. Duncan (1965), Assistant Treasurer (2008)*
Vice President, JPMorgan Funds Management, Inc. since June 2007; prior to joining JPMorgan Chase, Mr. Duncan worked for Penn Treaty American Corporation as Vice President and Controller from 2004 through 2007 and Assistant Vice President of Financial Reporting from 2003–2004.

Jeffrey D. House (1972), Assistant Treasurer (2006)*	Vice President, JPMorgan Funds Management, Inc. since July 2006; formerly, Senior Manager of Financial Services of BISYS Fund Services, Inc. from December 1995 until July 2006.
Laura S. Melman (1966), Assistant Treasurer (2006)	Vice President, JPMorgan Funds Management, Inc. since August, 2006, responsible for Taxation; Vice President of Structured Products at The Bank of New York Co., Inc. from 2001 until 2006.
Francesco Tango (1971), Assistant Treasurer (2007)	Vice President, JPMorgan Funds Management, Inc. since January 2003: Associate, JPMorgan Funds Management, Inc. since 1999.

The contact address for each of the officers, unless otherwise noted, is 245 Park Avenue, New York, NY 10167.

*	The contact address for the officer is 1111 Polaris Parkway, Columbus, OH 43240.

82   J.P. MORGAN INCOME FUNDS        FEBRUARY 28, 2009

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees and (2) ongoing costs, including investment advisory, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, September 1, 2008, and continued to hold your shares at the end of the reporting period, February 28, 2009.

Actual Expenses

For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value, September 1, 2008	Ending Account Value, February 28, 2009	Expenses Paid During September 1, 2008 to February 28, 2009*	Annualized Expense Ratio
Bond Fund
Class A
Actual	$1,000.00	$837.80	$3.42	0.75%
Hypothetical	1,000.00	1,021.08	3.76	0.75
Class B
Actual	1,000.00	835.10	6.37	1.40
Hypothetical	1,000.00	1,017.85	7.00	1.40
Class C
Actual	1,000.00	836.00	6.37	1.40
Hypothetical	1,000.00	1,017.85	7.00	1.40
Select Class
Actual	1,000.00	838.00	2.96	0.65
Hypothetical	1,000.00	1,021.57	3.26	0.65
Institutional Class
Actual	1,000.00	839.60	2.23	0.49
Hypothetical	1,000.00	1,022.36	2.46	0.49
Ultra
Actual	1,000.00	840.00	1.82	0.40
Hypothetical	1,000.00	1,022.81	2.01	0.40

Emerging Markets Debt Fund
Class A
Actual	1,000.00	710.10	6.28	1.48
Hypothetical	1,000.00	1,017.46	7.40	1.48

FEBRUARY 28, 2009        J.P. MORGAN INCOME FUNDS   83

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited) (continued)

Hypothetical $1,000 Investment

	Beginning Account Value, September 1, 2008	Ending Account Value, February 28, 2009	Expenses Paid During September 1, 2008 to February 28, 2009*	Annualized Expense Ratio
Emerging Markets Debt Fund (continued)
Class C
Actual	$1,000.00	$1,291.80	$11.25	1.98%
Hypothetical	1,000.00	1,014.98	9.89	1.98
Class R5
Actual	1,000.00	711.10	4.41	1.04
Hypothetical	1,000.00	1,019.64	5.21	1.04
Select Class
Actual	1,000.00	710.60	5.26	1.24
Hypothetical	1,000.00	1,018.65	6.21	1.24

Enhanced Income Fund
Institutional Class
Actual	1,000.00	793.30	0.89	0.20
Hypothetical	1,000.00	1,023.80	1.00	0.20

Real Return Fund
Class A
Actual	1,000.00	908.50	4.35	0.92
Hypothetical	1,000.00	1,020.23	4.61	0.92
Class C
Actual	1,000.00	906.20	6.71	1.42
Hypothetical	1,000.00	1,017.75	7.10	1.42
Select Class
Actual	1,000.00	909.20	3.17	0.67
Hypothetical	1,000.00	1,021.47	3.36	0.67
Institutional Class
Actual	1,000.00	910.50	2.42	0.51
Hypothetical	1,000.00	1,022.27	2.56	0.51

Short Term Bond Fund
Class A
Actual	1,000.00	771.40	3.29	0.75
Hypothetical	1,000.00	1,021.08	3.76	0.75
Select Class
Actual	1,000.00	771.90	2.46	0.56
Hypothetical	1,000.00	1,022.02	2.81	0.56
Institutional Class
Actual	1,000.00	773.30	1.32	0.30
Hypothetical	1,000.00	1,023.31	1.51	0.30

Short Term Bond Fund II
Class A
Actual	1,000.00	967.10	3.66	0.75
Hypothetical	1,000.00	1,021.08	3.76	0.75
Class M
Actual	1,000.00	966.00	4.87	1.00
Hypothetical	1,000.00	1,019.84	5.01	1.00
Select Class
Actual	1,000.00	967.50	2.44	0.50
Hypothetical	1,000.00	1,022.32	2.51	0.50

*	Expenses are equal to the Funds’ annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period).

84   J.P. MORGAN INCOME FUNDS        FEBRUARY 28, 2009

TAX LETTER
(Unaudited)

Certain tax information for the Funds is required to be provided to shareholders based upon the Funds’ income and distributions for the taxable year ended February 28, 2009. The information and distributions reported is this letter may differ from the information and taxable distributions reported to the shareholders for the calendar year ending December 31, 2009. The information necessary to complete your income tax returns for the calendar year ending December 31, 2009 will be received under separate cover.

Qualified Interest Income (QII)

For the fiscal year ended February 28, 2009, the Funds designated the following amounts of ordinary distributions paid during the Funds’ fiscal year that are from qualified interest income (amounts in thousands):

Qualified Interest Income
Bond Fund	$28,674
Short Term Bond Fund	15,135
Short Term Bond Fund II	5,727

Treasury Income

The following represents the percentage of income earned from direct U.S. Treasury Obligations for the fiscal year ended February 28, 2009:

Income from U.S. Treasury Obligations
Bond Fund	3.09%
Emerging Markets Debt Fund	16.49
Enhanced Income Fund	4.01
Real Return Fund	97.19
Short Term Bond Fund	23.64
Short Term Bond Fund II	7.00

FEBRUARY 28, 2009        J.P. MORGAN INCOME FUNDS   85

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JPMorgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Funds Distribution Services at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the JPMorgan Funds’ website at www.jpmorganfunds.com.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s holdings is available in the Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and a description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Advisor. A copy of the Funds’ voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. The Funds’ proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

© JPMorgan Chase & Co., 2009 All rights reserved. February 2009.	AN-INC-209

Annual Report

J.P. Morgan Tax Aware Funds

February 28, 2009

JPMorgan Tax Aware High Income Fund

CONTENTS

President’s Letter	1
Fund Commentary	2
Schedule of Portfolio Investments	4
Financial Statements	8
Financial Highlights	14
Notes to Financial Statements	16
Report of Independent Registered Public Accounting Firm	22
Trustees	23
Officers	25
Schedule of Shareholder Expenses	26
Tax Letter	27

Investments in the Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on current market conditions and are subject to change without notice. These views are not intended to predict the future performance of the Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of the Fund.

Prospective investors should refer to the Fund’s prospectus for a discussion of the Fund’s investment objective, strategies and risks. Call JPMorgan Funds Service Center at (800) 480-4111 for a prospectus containing more complete information about the Fund including management fees and other expenses. Please read it carefully before investing.

PRESIDENT’S LETTER
MARCH 20, 2009 (Unaudited)

Dear Shareholder:

Just when some may have hoped that the arrival of spring would carry with it the promise of an early economic recovery, daily headlines remind us that we are still experiencing the chill of an extraordinary financial crisis having a significant impact on the real economy. Dismal unemployment reports, continued pressure on housing markets, and declines in gross domestic product presented a number of risks to our economy. Although there were a few modest signs of recovery, we have a long way to go before we fully emerge from this crisis.

“While it’s difficult to provide much evidence that the financial markets and the economy are stabilizing, some financial stresses that originally triggered this economic slide have abated somewhat.”

The federal government acted boldly to jump start our economy by passing a broad monetary stimulus package, but it is likely that additional measures, including actions to increase the transparency of financial losses and to remove toxic assets from banks’ balance sheets, will be necessary to move closer to recovery. As investor Warren Buffet remarked recently, “We’re in an economic war, and we’ve got to focus all of our resources to win it.”

While it’s difficult to provide much evidence that the financial markets and the economy are stabilizing, some financial stresses that originally triggered this economic slide have abated somewhat. For example, although the stock market is down very sharply from the start of 2009, volatility — while still double its normal levels — is about half as intense as it was three months after the Lehman Brothers collapse. Thanks in part to intensive government intervention, the spread between LIBOR and Treasury rates has narrowed, showing a measure of increased confidence among market participants. There were other signs of improvement in the commercial paper and credit markets.

Government bond buying pushes yields even lower

In an effort to lower long-term interest rates, the Federal Reserve (Fed) announced plans to buy an additional $750 billion in agency mortgage-backed securities, $100 billion in agency debt and, most notably, $300 billion in longer-term U.S. Treasury bonds. In response, the yield on 10-year Treasuries fell to 2.51% from above 3% the day before — the biggest one-day decline since the 1987 stock market crash.

Prior to the Fed’s announcement, U.S. Treasuries had already begun to lose some of their luster, due mainly to rising supply and a modest, yet gathering enthusiasm for non-government fixed income securities. For the year-to-date period ended February 28, 2009, U.S. Treasury bonds lost 3.43%, after gaining 13.74% last year. From December 31, 2008 to February 28, 2009, they underperformed U.S. mortgage-backed securities, which returned 0.77%, and municipal bonds, with a return of 4.21%. As of February 28, the 30-year Treasury bond closed at 3.71%, the 10-year Treasury bond closed at 3.02%, and the 3-year note closed at 1.40%.

Equity indexes continue to tumble

U.S. equities continued their record of substantial declines for the 12-months ended February 28, 2009. Among U.S. benchmarks, the Dow Jones Industrial Average, the S&P 500 Index and NASDAQ Composite Index returned –41%, –43% and –39% for the same period, respectively. According to the Russell Indexes, mid-cap stocks underperformed their small and large-cap stock counterparts (–47%, compared to –44% and –42% for large and small caps, respectively), while value equities fell more than their growth peers across all capitalization categories.

A disciplined approach to investing

Despite market volatility, we remain committed to our goal of reducing portfolio risk through our investment approach that emphasizes style purity, informed and disciplined security selection, and diversification. Above all, we seek investments that we expect to “behave” as anticipated within your broader portfolios.

While it may be tempting to leave your account statements unopened, I would encourage you to take a good, hard look at your asset allocation to ensure that it provides an appropriate level of risk exposure with respect to your financial goals. Your financial advisor can help you assess your risk tolerance and ensure that your portfolio is appropriately diversified among stocks, bonds, cash and other investments and offers the stability to withstand volatile market conditions.

On behalf of everyone at J.P. Morgan Asset Management, thank you for your continued confidence and trust. We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch
President and CEO
J.P. Morgan Funds

FEBRUARY 28, 2009        J.P. MORGAN TAX AWARE FUNDS   1

JPMorgan Tax Aware High Income Fund

FUND COMMENTARY
AS OF FEBRUARY 28, 2009 (Unaudited)

FUND FACTS

Fund Inception	September 17, 2007
Fiscal Year End	Last day of February
Net Assets as of 2/28/2009 (In Thousands)	$10,179
Primary Benchmark	Barclays Capital Municipal Bond Index (formerly Lehman Brothers Municipal Bond Index)
Average Credit Quality	A2/A3
Duration	5.37 Years

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan Tax Aware High Income Fund, which seeks to provide a high level of after-tax income from a portfolio of fixed income investments,* returned –0.14%** (Select Class Shares) for the 12 months ended February 28, 2009, compared to the 5.18% return for the Barclays Capital Municipal Bond Index (formerly Lehman Brothers Municipal Bond Index) over the same period.

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	The Fund underperformed its benchmark for the period. During the 12 months, the municipal market was characterized by significant yield curve steepening, as short-term rates fell much faster than long-term rates, leading to a dramatic widening of credit spreads. Generally, when credit spreads of a particular group of securities widen, prices fall, yields increase and total returns decline relative to comparable-duration U.S. Treasuries. The municipal yield curve (a curve that shows the relationship between yields and maturity dates for a set of similar bonds, usually Treasuries, at a given point in time) also became much steeper, while the global economic crisis pushed credit spreads to historically wide levels.

Primarily as a result of the global credit crisis, the leveraged loan market experienced a period of unprecedented volatility, with credit spreads widening and loan prices dropping to unprecedented levels. The Fund invested in taxable, high-yield, floating-rate leveraged loans, which in turn detracted from the Fund’s performance. The Fund also invested in tax-exempt securities rated below investment grade, which also were negatively affected by credit spread-widening. High quality outperformed its lower quality counterpart, which also led the Fund’s below-investment-grade bonds to hinder performance.

On the positive side, the Fund’s duration (price sensitivity of a debt security or a portfolio of debt securities to relative changes in the interest rates) was shorter than that of its benchmark, which contributed to performance. An underweight in insured bonds also aided results. As the crisis in the monoline insurance industry worsened and insurers suffered credit-rating downgrades, credit spreads on bonds insured by monoline insurers widened in the last six months of the period.

Q:	HOW WAS THE FUND MANAGED?

A:	The Fund’s investments were allocated among various sectors, including both high-grade and high-yield sectors. Sector allocations were determined by input from analyst teams organized by sector, who assess relative value and risk, among other factors. The Fund’s investment allocations were approximately 80% in municipal securities and 20% in taxable securities during the period.

PORTFOLIO COMPOSITION***

Municipal Bonds	82.4%
Loan Participations & Assignments	13.2
Corporate Bonds	2.6
Short-Term Investment	1.8

*	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

**	The return shown is based on the net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

***	Percentages indicated are based upon total investments as of February 28, 2009. The Fund’s composition is subject to change.

2   J.P. MORGAN TAX AWARE FUNDS        FEBRUARY 28, 2009

TOTAL RETURNS AS OF FEBRUARY 28, 2009

	INCEPTION DATE OF CLASS	1 YEAR	SINCE INCEPTION
CLASS A SHARES	9/17/07
Without Sales Charge		(0.25)%	(1.71)%
With Sales Charge*		(3.95)	(4.28)
CLASS C SHARES	9/17/07
Without CDSC		(0.73)	(2.20)
With CDSC**		(1.73)	(2.20)
SELECT CLASS SHARES	9/17/07	(0.14)	(1.64)

*	Sales Charge for Class A Shares is 3.75%.

**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (9/17/07 TO 2/28/09)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on September 17, 2007.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Tax Aware High Income Fund, the Barclays Capital Municipal Bond Index, the Barclays Capital High Yield Municipal Bond Index and the Lipper General Municipal Debt Funds Index from September 17, 2007 to February 28, 2009. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the indices reflects an initial investment at the end of month closest to the Fund’s inception. The performance of the Barclays Capital Municipal Bond Index and the Barclays Capital High Yield Municipal Bond Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of securities included in the benchmark. The performance of the Lipper General Municipal Debt Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The Barclays Capital Municipal Bond Index is a total return performance benchmark for the long-term, investment-grade tax-exempt bond market. The Barclays Capital High Yield Municipal Bond Index is an unmanaged index made up of bonds that are non-investment grade, unrated, or rated below Ba1 by Moody’s Investors Service with a remaining maturity of at least one year. The Lipper General Municipal Debt Funds Index represents total returns of the funds in the indicated category as defined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

FEBRUARY 28, 2009        J.P. MORGAN TAX AWARE FUNDS   3

JPMorgan Tax Aware High Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2009

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — 97.7%
	Corporate Bonds — 2.5%
	Consumer Finance — 0.5%
100	Ford Motor Credit Co. LLC, VAR, 4.010%, 01/13/12	49
	Containers & Packaging — 0.6%
100	Constar International, Inc., VAR, 4.652%, 02/15/12	58
	Electronic Equipment & Instruments — 0.4%
49	Sanmina-SCI Corp., VAR, 4.746%, 06/15/10 (e)	42
	Hotels, Restaurants & Leisure — 0.4%
100	Seminole Hard Rock Entertainment, Inc., VAR, 4.496%, 03/15/14 (e)	47
	Road & Rail — 0.4%
100	Quality Distribution LLC/QD Capital Corp., VAR, 5.594%, 01/15/12 (i)	40
	Semiconductors & Semiconductor Equipment — 0.2%
100	Spansion, Inc., VAR, 0.000%, 06/01/13 (d)(e)	24
	Total Corporate Bonds (Cost $534)	260
	Municipal Bonds — 82.0% (t)
	Arizona — 14.1%
	Arizona School Facilities Board, State School Trust,
300	Rev., AMBAC, 5.000%, 07/01/18	306
200	Series A, Rev., AMBAC, 5.750%, 07/01/14 (p)	237
190	City of Phoenix, Series A, GO, 6.250%, 07/01/17	236
500	City of Scottsdale, Water & Sewer, Rev., 5.250%, 07/01/21	579
90	Pima County IDA, American Charter Schools Foundation, Series A, Rev., 5.125%, 07/01/15	80
		1,438
	Arkansas — 4.0%
235	Arkansas Development Finance Authority, Single Family Mortgage, Series D, Rev., AMT, GNMA/FNMA, 5.500%, 01/01/17	234
170	City of Fayetteville, Sales & Use Tax, Rev., FSA, 4.250%, 11/01/15	175
		409
	California — 2.1%
420	Foothill Eastern Transportation Corridor Agency, Series A, Zero Coupon, 01/01/24 (p)	217
	Colorado — 3.4%
245	El Paso County, Single Family Mortgage, Southern Front Range, Series E, Rev., AMT, GNMA/FNMA/FHLMC, 5.850%, 10/01/17	245
100	Platte River Power Authority, Series EE, Rev., 5.250%, 06/01/10	105
		350
	Delaware — 4.4%
150	Delaware State Housing Authority, Single Family Mortgage, Series D-1, Rev., AMT, 4.625%, 07/01/17	146
270	Delaware Transportation Authority Motor Fuel Tax Revenue, Rev., MBIA, 5.000%, 07/01/13	303
		449
	Florida — 1.1%
100	Palm Beach County, Public Improvement, Convention Center Project, Rev., VAR, MBIA-RE, FGIC, 5.000%, 11/01/11	108
	Georgia — 1.9%
100	Downtown Smyrna Development Authority, Rev., 5.250%, 02/01/28	105
100	Main Street Natural Gas, Inc., Series A, Rev., 5.000%, 09/15/14	86
		191
	Kansas — 5.3%
210	City of Salina, Hospital Improvement, Salina Regional Health, Rev., 5.000%, 04/01/16	210
300	City of Wichita, Water & Sewer Utilities, Rev., MBIA-RE, FGIC, 5.000%, 10/01/13	327
		537
	Massachusetts — 6.0%
145	Commonwealth of Massachusetts, Consolidated Loan, Series B, GO, 5.750%, 06/01/10	154
300	Massachusetts Bay Transportation Authority, Series B, Rev., MBIA, 5.500%, 07/01/28	335
150	Massachusetts Development Finance Agency, Evergreen Center, Inc., Rev., 5.500%, 01/01/15	119
		608
	Minnesota — 1.7%
200	Meeker County, Gross Revenue, Hospital Facilities, Memorial Hospital Project, Rev., 5.250%, 11/01/17	170
	Missouri — 5.2%
400	Bi-State Development Agency, Metropolitan District, St. Clair County Metrolink Project, Rev., FSA, 5.250%, 07/01/25	429

SEE NOTES TO FINANCIAL STATEMENTS.

4   J.P. MORGAN TAX AWARE FUNDS        FEBRUARY 28, 2009

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Missouri — Continued
100	Kansas City, Manicor Project, Tax Allocation, Series A, 5.000%, 03/01/12	96
		525
	New Hampshire — 1.1%
100	City of Manchester, School Facilities, Rev., MBIA-RE, 5.500%, 06/01/27	112
	New Jersey — 4.6%
300	New Jersey EDA, Motor Vehicle Surplus, Series A, Rev., MBIA, 5.250%, 07/01/24	307
200	Tobacco Settlement Financing Corp., Series 1A, Rev., 5.000%, 06/01/17	167
		474
	New Mexico — 0.8%
90	New Mexico Mortgage Finance Authority, Single Family Mortgage, Series I-D-3, Class E, Rev., AMT, GNMA/FNMA/FHLMC, 4.500%, 07/01/38	78
	New York — 5.1%
115	New York City Transitional Finance Authority, Future Tax Secured, Series B, Rev., VAR, 5.250%, 02/01/11	120
200	New York State Dormitory Authority, School District Building Financing Project, Series B, Rev., MBIA, 5.000%, 10/01/15	219
200	Ulster County IDA, Series A, Rev., 5.100%, 09/15/13	180
		519
	North Carolina — 3.7%
75	North Carolina Eastern Municipal Power Agency, Series C, Rev., 5.375%, 01/01/17	77
295	North Carolina Housing Finance Agency, Series 30-A, Rev., AMT, 5.500%, 01/01/17	296
		373
	Ohio — 2.1%
80	Belmont County Health Systems, East Ohio Regional Hospital, Rev., 5.700%, 01/01/13	70
200	Buckeye Tobacco Settlement Financing Authority, Asset-Backed, Turbo, Series A-2, Rev., 5.125%, 06/01/17	145
		215
	Oklahoma — 0.8%
100	Chickasawa Nation, Health Systems, Rev., 5.375%, 12/01/17 (e)	86
	Pennsylvania — 0.7%
70	Pennsylvania Higher Educational Facilities Authority, LaSalle University, Series A, Rev., 5.000%, 05/01/12	69
	Puerto Rico — 2.0%
200	Children’s Trust Fund, Asset-Backed Bonds, Rev., 5.000%, 05/15/09	200
	Rhode Island — 0.8%
85	Rhode Island Housing & Mortgage Finance Corp., Homeownership Opportunity, Series 28-A, Rev., 4.650%, 10/01/20	84
	Texas — 8.1%
95	Austin Independent School District, Series B, GO, PSF-GTD, 5.000%, 08/01/15	109
190	Lufkin Health Facilities Development Corp., Memorial Health System, East Texas, Rev., 5.000%, 02/15/13	175
340	State of Texas, Water Financial Assistance, Series D, GO, AMT, 5.000%, 08/01/17	354
185	Texas State Affordable Housing Corp., Single Family Mortgage, Series D, Rev., AMT, GNMA/FNMA/FHLMC, 5.850%, 10/01/17	185
		823
	Washington — 1.1%
220	State of Washington Motor Vehicle Fuel Tax, Series F, GO, AMBAC, Zero Coupon, 12/01/22	114
	Wisconsin — 1.9%
200	Wisconsin Health & Education Facilities, 4.420%, 10/01/27 (i)	197
	Total Municipal Bonds (Cost $8,634)	8,346
	Loan Participations & Assignments — 13.2%
	Airlines — 0.7%
	Delta Airlines, Inc., 1st Lien,
5	0.269%, 04/30/14	4
94	2.445%, 04/30/14	70
		74
	Automobiles — 0.2%
50	Ford Motor Co., Term Loan B, 5.000%, 12/15/13	16
	Chemicals — 0.3%
	Lyondell Chemical Co., Tranche A Term Loan,
4	4.959%, 12/20/13	1
12	5.750%, 12/20/13	4
	Lyondell Chemical Co., Tranche B-1 Term Loan,
5	5.163%, 12/20/14	1
21	7.000%, 12/20/14	7

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2009        J.P. MORGAN TAX AWARE FUNDS   5

JPMorgan Tax Aware High Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2009 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Chemicals — Continued
	Lyondell Chemical Co., Tranche B-2 Term Loan,
5	5.163%, 12/20/14	1
21	7.000%, 12/20/14	7
	Lyondell Chemical Co., Tranche B-3 Term Loan,
5	5.163%, 12/20/14	1
21	7.000%, 12/20/14	7
6	Lyondell Chemical Co., Tranche Primary Revolving Credit Loan, 5.750%, 12/20/14	2
2	Lyondell Chemical Co., Tranche Revolving Credit Loan, 5.750%, 12/20/13	1
		32
	Diversified Telecommunication Services — 1.1%
	Time Warner Telecom, Term Loan B,
82	2.480%, 11/30/10	73
41	4.200%, 11/30/10	36
		109
	Electrical Equipment — 0.7%
	Baldor Electric Co., Term Loan,
41	2.938%, 01/31/14	36
42	2.250%, 01/31/14	38
		74
	Food Products — 1.2%
125	WM Wrigley Jr. Co., Term Loan B, 6.500%, 10/06/14	124
	Health Care Providers & Services — 3.8%
3	Community Health Systems, Inc., Delayed Draw, 2.729%, 07/25/14	2
	Community Health Systems, Inc., Term Loan,
7	2.729%, 07/25/14	6
50	3.506%, 07/25/14	42
145	HCA, Inc., Term Loan B, 3.709%, 11/18/13	121
10	IASIS Healthcare Corp., Letter of Credit, 0.396%, 03/15/14	9
113	IASIS Healthcare Corp., Term Loan, 2.409%, 03/14/14	96
	Vanguard Health Holding Co., Replacement Term Loan,
51	2.729%, 09/23/11	47
72	3.709%, 09/23/11	67
		390
	Household Products — 0.9%
	Spectrum Brands, Inc., Term Loan B,
34	5.398%, 03/30/13 (d)	22
112	6.250%, 03/30/13 (d)	72
		94
	Independent Power Producers & Energy Traders — 2.7%
124	Calpine Corp., 1st Priority Lien, 4.335%, 03/29/14	89
44	NRG Energy, Inc. (Opco), Credit-Linked Deposit, 1.359%, 02/01/13	41
	NRG Energy, Inc. (Opco), Term Loan B,
25	1.979%, 02/01/13	23
64	2.959%, 02/01/13	59
	TXU, Initial Tranche B-3 Term Loan,
1	3.909%, 10/10/14	—	(h)
98	3.948%, 10/10/14	60
1	4.451%, 10/10/14	1
		273
	IT Services — 0.2%
	First Data Corp., Initial Tranche B3,
13	3.223%, 09/24/14	8
11	3.223%, 09/24/14	7
1	3.229%, 09/24/14	1
		16
	Semiconductors & Semiconductor Equipment — 0.4%
99	Freescale Semiconductor, Inc., Term Loan, 3.931%, 11/29/13	42
	Textiles, Apparel & Luxury Goods — 1.0%
	Polymer Group, Inc., Term Loan B,
47	2.730%, 11/22/12	34
89	3.720%, 11/22/12	65
		99
	Total Loan Participations & Assignments (Cost 1,691)	1,343
	Total Long-Term Investments (Cost $10,859)	9,949

SHARES
Short-Term Investment — 1.8%
	Investment Company — 1.8%
183	JPMorgan Tax Free Money Market Fund, Institutional Class Shares, 0.680% (b) (l) (Cost $183)	183
	Total Investments — 99.5% (Cost $11,042)	10,132
	Other Assets in Excess of Liabilities — 0.5%	47
	NET ASSETS — 100.0%	$10,179

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

6   J.P. MORGAN TAX AWARE FUNDS        FEBRUARY 28, 2009

NOTES TO SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2009

AMBAC	—	American Municipal Bond Assurance Corp.

AMT	—	Alternative Minimum Tax

EDA	—	Economic Development Authority

FGIC	—	Financial Guaranty Insurance Co.

FHLMC	—	Federal Home Loan Mortgage Corp.

FNMA	—	Federal National Mortgage Association

FSA	—	Financial Security Assurance

GNMA	—	Government National Mortgage Association

GO	—	General Obligation

GTD	—	Guaranteed

IDA	—	Industrial Development Authority

MBIA	—	Municipal Bond Insurance Association Corp.

PSF	—	Permanent School Fund

RE	—	Reinsured

Rev.	—	Revenue Bond

VAR	—	Variable Rate Security. The interest rate shown is the rate in effect as of February 28, 2009.

(b)	—	Investment in affiliate. Money market fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.

(d)	—	Defaulted Security.

(e)	—	Security is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. Unless otherwise indicated, this security has been determined to be liquid under procedures established by the Board of Trustees and may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(h)	—	Amount rounds to less than one thousand (shares or dollars).

(i)	—	Security has been deemed illiquid pursuant to procedures approved by the Board of Trustees and may be difficult to sell.

(l)	—	The rate shown is the current yield as of February 28, 2009.

(p)	—	Security is prerefunded or escrowed to maturity.

(t)	—	The date shown represents the earliest of the next reset date, next call date, prerefunded date, next put date or final maturity date.

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2009        J.P. MORGAN TAX AWARE FUNDS   7

STATEMENT OF ASSETS AND LIABILITIES
AS OF FEBRUARY 28, 2009

(Amounts in thousands, except per share amounts)

	Tax Aware High Income Fund
ASSETS:
Investments in non-affiliates, at value	$9,949
Investments in affiliates, at value	183
Total investment securities, at value	10,132
Cash	6
Receivables:
Fund shares sold	—	(b)
Interest and dividends	99
Due from Advisor	14
Total Assets	10,251

LIABILITIES:
Payables:
Dividends	1
Accrued liabilities:
Administration fees	—	(b)
Shareholder servicing fees	1
Distribution fees	—	(b)
Custodian and accounting fees	6
Trustees’ and Chief Compliance Officer’s fees	—	(b)
Other	64
Total Liabilities	72
Net Assets	$10,179

SEE NOTES TO FINANCIAL STATEMENTS.

8   J.P. MORGAN TAX AWARE FUNDS        FEBRUARY 28, 2009

Tax Aware High Income Fund
NET ASSETS:
Paid in capital	$11,100
Accumulated undistributed (distributions in excess of) net investment income	— (b)
Accumulated net realized gains (losses)	(11)
Net unrealized appreciation (depreciation)	(910)
Total Net Assets	$10,179

Net Assets:
Class A	$255
Class C	349
Select Class	9,575
Total	$10,179

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	28
Class C	38
Select Class	1,046

Net Asset Value:
Class A — Redemption price per share	$9.15
Class C — Offering price per share (a)	9.15
Select Class — Offering and redemption price per share	9.15
Class A maximum sales charge	3.75%
Class A maximum public offering price per share [net asset value per share/100% – maximum sales charge)]	$9.51

Cost of investments in non-affiliates	$10,859
Cost of investments in affiliates	183

(a)	Redemption price for Class C Shares varies based upon length of time the shares are held.

(b)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2009        J.P. MORGAN TAX AWARE FUNDS   9

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED FEBRUARY 28, 2009

(Amounts in thousands)

Tax Aware High Income Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$511
Dividend income from affiliates (a)	4
Total investment income	515

EXPENSES:
Investment advisory fees	35
Administration fees	11
Distribution fees:
Class A	1
Class C	2
Shareholder servicing fees:
Class A	1
Class C	1
Select Class	24
Custodian and accounting fees	26
Professional fees	66
Trustees’ and Chief Compliance Officer’s fees	— (b)
Printing and mailing costs	27
Registration and filing fees	42
Transfer agent fees	15
Other	6
Total expenses	257
Less amounts waived	(57)
Less earnings credits	— (b)
Less expense reimbursements	(143)
Net expenses	57
Net investment income (loss)	458

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from investments in non-affiliates	(8)
Change in net unrealized appreciation (depreciation) of:
Investments in non-affiliates	(451)
Unfunded commitments	13
Change in net unrealized appreciation (depreciation)	(438)
Net realized/unrealized gains (losses)	(446)
Change in net assets resulting from operations	$12

(a)	Includes reimbursements of investment advisory, administration and shareholder servicing fees. Please see Fees and Other Transactions with Affiliates in the Notes to Financial Statements.

(b)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

10   J.P. MORGAN TAX AWARE FUNDS        FEBRUARY 28, 2009

STATEMENT OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED

(Amounts in thousands)

	Tax Aware High Income Fund
	Year Ended 2/28/2009	Period Ended 2/29/2008 (a)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$458	$201
Net realized gain (loss)	(8)	(3)
Change in net unrealized appreciation (depreciation)	(438)	(472)
Change in net assets resulting from operations	12	(274)

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(13)	(8)
Class C
From net investment income	(9)	(2)
Select Class
From net investment income	(436)	(191)
Total distributions to shareholders	(458)	(201)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	(146)	11,246

NET ASSETS:
Change in net assets	(592)	10,771
Beginning of period	10,771	—
End of period	$10,179	$10,771
Accumulated undistributed (distributions in excess of) net investment income	$— (b)	$— (b)

(a)	Commencement of operations was September 17, 2007.

(b)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2009        J.P. MORGAN TAX AWARE FUNDS   11

STATEMENT OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Tax Aware High Income Fund
	Year Ended 2/28/2009	Period Ended 2/29/2008 (a)
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$83	$1,063
Dividends and distributions reinvested	13	8
Cost of shares redeemed	(864)	—
Change in net assets from Class A capital transactions	$(768)	$1,071
Class C
Proceeds from shares issued	$258	$181
Dividends and distributions reinvested	7	2
Cost of shares redeemed	(82)	—
Change in net assets from Class C capital transactions	$183	$183
Select
Proceeds from shares issued	$4	$9,801
Dividends and distributions reinvested	435	191
Change in net assets from Select Class capital transactions	$439	$9,992

Total change in net assets from capital transactions	$(146)	$11,246
SHARE TRANSACTIONS:
Class A
Issued	9	105
Reinvested	1	1
Redeemed	(88)	—
Change in Class A Shares	(78)	106
Class C
Issued	28	18
Reinvested	1	—	(b)
Redeemed	(9)	—
Change in Class C Shares	20	18
Select
Issued	— (b)	980
Reinvested	47	19
Change in Select Class Shares	47	999

(a)	Commencement of operations was September 17, 2007.

(b)	Amount rounds to less than 1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

12   J.P. MORGAN TAX AWARE FUNDS        FEBRUARY 28, 2009

THIS PAGE IS INTENTIONALLY LEFT BLANK

FEBRUARY 28, 2009        J.P. MORGAN TAX AWARE FUNDS   13

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

					Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income
Tax Aware High Income Fund
Class A
Year Ended February 28, 2009	$9.59	$0.42	(f)	$(0.44)	$(0.02)	$(0.42)
September 17, 2007 (e) through February 29, 2008	10.00	0.19	(f)	(0.41)	(0.22)	(0.19)

Class C
Year Ended February 28, 2009	9.59	0.37	(f)	(0.44)	(0.07)	(0.37)
September 17, 2007 (e) through February 29, 2008	10.00	0.17	(f)	(0.41)	(0.24)	(0.17)

Select Class
Year Ended February 28, 2009	9.59	0.43	(f)	(0.44)	(0.01)	(0.43)
September 17, 2007 (e) through February 29, 2008	10.00	0.19	(f)	(0.41)	(0.22)	(0.19)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense each of which is less than 0.01%, if applicable or unless otherwise noted.

(e)	Commencement of operations.

(f)	Calculated based on average shares outstanding.

SEE NOTES TO FINANCIAL STATEMENTS.

14   J.P. MORGAN TAX AWARE FUNDS        FEBRUARY 28, 2009

		Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (b)(c)	Net assets end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)

$ 9.15	(0.25)%	$255	0.65%	4.38%	2.69%	15%
9.59	(2.23)	1,013	0.65	4.21	4.59	8

9.15	(0.73)	349	1.15	3.89	3.30	15
9.59	(2.46)	176	1.15	3.76	5.23	8

9.15	(0.14)	9,575	0.55	4.52	2.51	15
9.59	(2.22)	9,582	0.55	4.31	4.51	8

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2009        J.P. MORGAN TAX AWARE FUNDS   15

NOTES TO FINANCIAL STATEMENTS
AS OF FEBRUARY 28, 2009

1. Organization

JPMorgan Trust I (the “Trust”) was formed on November 12, 2004, as a Delaware statutory trust, pursuant to a Declaration of Trust dated November 5, 2004 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following is a separate fund of the Trust (the “Fund”) covered by this report:

Classes Offered
Tax Aware High Income Fund	Class A, Class C and Select Class

The Fund commenced operations on September 17, 2007.

Class A Shares generally provide for a front-end sales charge while Class C Shares provide for a contingent deferred sales charge (“CDSC”). No sales charges are assessed with respect to the Select Class Shares. All classes of shares have equal rights as to earnings, assets and voting privileges except that each class may bear different distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Fund’s prospectus.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Trust in preparation of its financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

A.  Valuation of Investments — Fixed income securities (other than certain short-term investments maturing in less than 61 days) are valued each day based on readily available market quotations received from third party broker-dealers of comparable securities or independent or affiliated pricing services approved by the Board of Trustees. Such pricing services and broker-dealers will generally provide bid-side quotations. Generally, short-term investments (other than certain high yield securities) maturing in less than 61 days are valued at amortized cost, which approximates market value. Certain investments of the Fund may, depending upon market conditions, trade in relatively thin markets and/or in markets that experience significant volatility. As a result of these conditions, the prices used by the Fund to value securities may differ from the value that would be realized if these securities were sold and the differences could be material. Futures and options shall generally be valued on the basis of available market quotations. Swaps and other derivatives are valued daily primarily using independent or affiliated pricing services approved by the Board of Trustees. If valuations are not available from such services or values received are deemed not representative of market value, values will be obtained from a third party broker-dealer or counterparty. Investments in other open-end investment companies are valued at such investment company’s current day closing net asset value per share. Equity securities listed on a North American, Central American, South American or Caribbean securities exchange shall generally be valued at the last sale price on the exchange on which the security is principally traded that is reported before the time when the net assets of the Fund are valued. The value of securities listed on The NASDAQ Stock Market LLC shall generally be the NASDAQ Official Closing Price.

Securities or other assets for which market quotations are not readily available or for which market quotations do not represent the value at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could have been material.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to significant market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

During the period, the Fund adopted Statement of Financial Accounting Standards No. 157 — Fair Value Measurements — (“SFAS 157”). SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. SFAS 157 requires disclosure surrounding the various inputs that are used in determining the fair value of the Fund’s investments. These inputs are summarized into the three broad levels listed below.

• Level 1 —	quoted prices in active markets for identical securities

• Level 2 —	other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

• Level 3 —	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

16   J.P. MORGAN TAX AWARE FUNDS        FEBRUARY 28, 2009

The following is a summary of the inputs used as of February 28, 2009 in valuing the Fund’s assets and liabilities carried at fair value (amounts in thousands):

Valuation Inputs	Investments in Securities	Other Financial Instruments*
Level 1 — Quoted prices	$183	$—
Level 2 — Other significant observable inputs	9,949	—
Level 3 — Significant unobservable inputs	—	—
Total	$10,132	$—

*	Other financial instruments may include futures, forwards and swap contracts.

B.  Restricted and Illiquid Securities — The Fund may invest in securities that are subject to legal or contractual restrictions on resale or are illiquid. Restricted securities generally may be resold in transactions exempt from registration. An illiquid security is a security which cannot be disposed of promptly (within seven days) and in the usual course of business at approximately its fair value and includes, but is not limited to, repurchase agreements maturing in excess of seven days, time deposits with a withdrawal penalty, non-negotiable instruments and instruments for which no market exists. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at the current valuation may be difficult.

The value and percentage of net assets of illiquid securities as of February 28, 2009 were approximately $237,000 and 2.3% respectively.

C.  Loan Participations and Assignments — The Fund may invest in loan participations and assignments of all or a portion of loans. When the Fund purchases a loan participation, the Fund typically enters into a contractual relationship with the lender or third party selling such participations (“Selling Participant”), but not the borrower. In contrast, the Fund has direct rights against the borrower on a loan when it purchases an assignment. As a result, the Fund assumes the credit risk of the borrower, and with respect to loan participations, the Selling Participant and any other persons interpositioned between the Fund and the borrower (“Intermediate Participants”). The Fund may not benefit directly from the collateral supporting the loan in which it has purchased the loan participations or assignments.

D.  Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method adjusted for amortization of premiums and accretion of discounts. Dividend income less foreign taxes withheld, if any, is recorded on the ex-dividend date or when the Fund first learns of the dividend.

E.  Allocation of Income and Expenses — In calculating the net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Expenses directly attributable to a fund are charged directly to that fund while the expenses attributable to more than one fund of the Trust are allocated among the respective funds. Each class of shares bears its pro-rata portion of expenses attributable to the Fund, except that each class separately bears expenses related specifically to that class, such as distribution and shareholder servicing fees.

F.  Federal Income Taxes — The Fund is treated as a separate taxable entity for Federal income tax purposes. The Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. Accordingly, no provision for Federal income tax is necessary.

Financial Accounting Standards Board (the “FASB”) Interpretation No. 48, “Accounting for Uncertainty in Income Taxes — an Interpretation of FASB Statement No. 109” (the “Interpretation”) establishes for all entities, including pass-through entities such as the Fund, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. The Fund has recorded no tax liabilities pursuant to the Interpretation. However, the conclusions regarding the Interpretation may be subject to review and adjustment at a later date based on factors including, but not limited to, further interpretation from FASB, new tax laws, regulations and interpretations thereof. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund’s federal tax returns for the prior three fiscal years, or since inception if shorter, remain subject to examination by the Internal Revenue Service.

G.  Dividends and Distributions to Shareholders — Dividends from net investment income are declared and paid monthly. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed at least annually. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

FEBRUARY 28, 2009        J.P. MORGAN TAX AWARE FUNDS   17

NOTES TO FINANCIAL STATEMENTS
AS OF FEBRUARY 28, 2009 (continued)

H.  Recent Accounting Pronouncement — In March 2008, Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“SFAS 161”) was issued and is effective for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about a fund’s derivative and hedging activities. Management is currently evaluating the impact the adoption of SFAS 161 will have on the Fund’s financial statement disclosures.

3. Fees and Other Transactions with Affiliates

A.  Investment Advisory Fee — Pursuant to the Investment Advisory Agreement, J.P. Morgan Investment Management Inc. (the “Advisor”) acts as the investment advisor to the Fund. The Advisor is a wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”). The Advisor supervises the investments of the Fund and for such services is paid a fee. The fee is accrued daily and paid monthly at an annual fee rate of 0.35% of the Fund’s average daily net assets.

The Advisor waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F.

The Fund may invest in one or more money market funds advised by the Advisor or its affiliates. The Advisor, Administrator and Shareholder Servicing Agent reimburse to the Fund an amount sufficient to offset the respective fees each charges to the affiliated money market fund on the Fund’s investment in such affiliated money market fund. A portion of the reimbursement is voluntary.

The amount of these waivers/reimbursements resulting from investments in the money market funds for the year ended February 28, 2009 was $451.

B.  Administration Fee — Pursuant to an Administration Agreement, JPMorgan Funds Management, Inc. (the “Administrator”), an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Fund. In consideration of these services, the Administrator receives a fee computed daily and paid monthly at the annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the JPMorgan Fund Complex (excluding funds of funds other than JPMorgan International Markets Fund and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the year ended February 28, 2009, the annual effective rate was 0.11% of the Fund’s average daily net assets.

The Administrator waived Administration fees as outlined in Note 3.F.

J.P. Morgan Investor Services, Co. (“JPMIS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as the Fund’s Sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMIS receives a portion of the fees payable to the Administrator.

C.  Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trust’s exclusive underwriter and promotes and arranges for the sale of the Fund’s shares.

The Board of Trustees has adopted a Distribution Plan (the “Distribution Plan”) for Class A and Class C Shares of the Fund in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that the Fund shall pay distribution fees, including payments to the Distributor, at annual rates of 0.25% and 0.75% of the average daily net assets of Class A and Class C Shares, respectively.

In addition, the Distributor is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the year ended February 28, 2009, the Distributor did not retain a front-end sales charge or CDSC.

D.  Shareholder Servicing Fees — The Trust, on behalf of the Fund, has entered into a Shareholder Servicing Agreement with the Distributor under which the Distributor provides certain support services to the shareholders. For performing these services, the Distributor receives a fee that is computed daily and paid monthly equal to 0.25% of the average daily net assets of each class.

The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Fund under which the Distributor will pay all or a portion of such fees earned to financial intermediaries for performing such services.

The Distributor waived Shareholder Servicing fees as outlined in Note 3.F.

E.  Custodian and Accounting Fees — JPMorgan Chase Bank, N.A. (“JPMCB”), an affiliate of the Fund, provides portfolio custody and accounting services for the Fund. The amounts paid directly to JPMCB by the Fund for custody and accounting services are included in Custodian and accounting fees in the Statement of Operations. The custodian fees may be reduced by credits earned by the Fund, based on uninvested cash balances held by the custodian. Such earnings credits are presented separately in the Statement of Operations.

Interest expense, if any, paid to the custodian related to cash overdrafts is included in Interest expense to affiliates in the Statement of Operations.

F.  Waivers and Reimbursements — The Advisor, Administrator and Distributor have contractually agreed to waive fees and/or reimburse the Fund to the extent that total annual operating expenses (excluding acquired fund fees and expenses, dividend expense related to short sales, interest,

18   J.P. MORGAN TAX AWARE FUNDS        FEBRUARY 28, 2009

taxes, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed the percentages of the Fund’s respective average daily net assets as shown in the table below:

Class A	Class C	Select Class
0.65%	1.15%	0.55%

The contractual expense limitation agreements were in effect for the year ended February 28, 2009. The expense limitation percentages in the table above are in place until at least June 30, 2009.

For the year ended February 28, 2009, the Fund’s service providers waived fees and/or reimbursed expenses for the Fund as follows (amounts in thousands). None of these parties expect the Fund to repay any such waived fees and reimbursed expenses in future years.

Contractual Waivers
Investment Advisory	Administration	Shareholder Servicing	Total	Contractual Reimbursements
$35	$11	$11	$57	$143

G.  Other — Certain officers of the Trust are affiliated with the Advisor, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Fund for serving in their respective roles.

The Board of Trustees appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees in the Statement of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as a Trustee. The deferred fees are invested in various JPMorgan Funds until distribution in accordance with the Plan.

During the year ended February 28, 2009, the Fund may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Advisor.

The Fund may use related party broker/dealers. For the year ended February 28, 2009, the Fund did not incur any brokerage commissions with broker/dealers affiliated with the Advisor.

The Securities and Exchange Commission has granted an exemptive order permitting the Fund to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments subject to certain conditions.

4. Investment Transactions

During the year ended February 28, 2009, purchases and sales of investments (excluding short-term investments) were as follows (amounts in thousands):

Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
$1,481	$1,468

During the year ended February 28, 2009, there were no purchases or sales of U.S. Government securities.

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of the investment securities at February 28, 2009, were as follows (amounts in thousands):

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$11,042	$121	$1,031	$(910)

FEBRUARY 28, 2009        J.P. MORGAN TAX AWARE FUNDS   19

NOTES TO FINANCIAL STATEMENTS
AS OF FEBRUARY 28, 2009 (continued)

The tax character of distributions paid during the fiscal year ended February 28, 2009 was as follows (amounts in thousands):

Total Distributions Paid From:
Ordinary Income	Tax Exempt Income	Total Distributions Paid
$116	$342	$458

The tax character of distributions paid during the fiscal year ended February 29, 2008 was as follows (amounts in thousands):

Total Distributions Paid From:
Ordinary Income	Tax Exempt Income	Total Distributions Paid
$50	$151	$201

At February 28, 2009, the components of net assets (excluding paid in capital) on a tax basis were as follows (amounts in thousands):

Current Distributable Ordinary Income		Current Distributable Long Term Capital Gain or (Tax Basis Capital Loss Carryover)	Unrealized Appreciation (Depreciation)
$—	(a)	$(10)	$(910)

(a)	Amount rounds to less than $1,000.

The cumulative timing differences primarily consist of post-October losses.

As of February 28, 2009, the Fund had the following net capital loss carryforwards, expiring during the year indicated, which are available to offset future realized gains (amount in thousands):

2017
$10

Net capital losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of the Fund’s next taxable year. For the period ended February 28, 2009, the Fund deferred to March 1, 2009 post-October capital losses of approximately $1,000.

6. Borrowings

The Fund relies upon an exemptive order (“Order”) permitting the establishment and operation of an Interfund Lending Facility (“Facility”). The Facility allows the Fund to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The Interfund Loan Rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPMorgan Trust II and may be relied upon by the Fund because it is an investment company in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

In addition, the Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the JPMorgan Funds including the Fund. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 17, 2009.

The Fund had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility at February 28, 2009, or at any time during the year then ended.

Interest expense paid, if any, as a result of borrowings from another fund or from the unsecured, uncommitted credit facility is included in Interest expense to affiliates in the Statement of Operations.

7. Concentrations and Indemnifications

In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

20   J.P. MORGAN TAX AWARE FUNDS        FEBRUARY 28, 2009

The Fund is subject to interest rate and credit risk. The value of debt securities may decline as interest rates increase. The Fund could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it is due. The ability of the issuers of debt to meet their obligations may be affected by the economic and political developments in a specific industry or region.

The Fund invests substantially all of its assets in a diversified portfolio of debt obligations issued by states, territories and possessions of the United States and by the District of Columbia, and by their political subdivisions and duly constituted authorities. An issuer’s ability to meet their payment obligations may be affected by economic or political developments in a specific state or region. These debt obligations may be insured by private insurers who guarantee the payment of principal and interest in the event of issuer default. The value of these investments may be impacted by changes to bond insurers’ ratings and the Fund’s ability to collect principal and interest in the event of an issuer’s default may be limited if the private insurer does not have the wherewithal to satisfy its obligation.

FEBRUARY 28, 2009        J.P. MORGAN TAX AWARE FUNDS   21

Report of Independent Registered Public Accounting Firm

To the Trustees of JPMorgan Trust I and the
Shareholders of JPMorgan Tax Aware High Income Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of JPMorgan Tax Aware High Income Fund (a separate fund of JPMorgan Trust I) (hereafter referred to as the “Fund”) at February 28, 2009, the results of its operations for the period then ended and the changes in its net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2009 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
April 28, 2009

22   J.P. MORGAN TAX AWARE FUNDS        FEBRUARY 28, 2009

TRUSTEES
(Unaudited)

The Fund’s Statement of Additional Information includes additional information about the Fund’s Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the JPMorgan Funds’ website at www.jpmorganfunds.com.

Name (Year of Birth); Positions With the Fund (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex
Independent Trustees
William J. Armstrong (1941); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 1987.	Retired; CFO and Consultant, EduNeering, Inc. (internet business education supplier) (2000–2001); Vice President and Treasurer, Ingersoll–Rand Company (manufacturer of industrial equipment) (1972–2000).	138	None.
John F. Finn (1947); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1998.	President and Chief Executive Officer, Gardner, Inc. (wholesale distributor to outdoor power equipment industry) (1979–present).	138	Director, Cardinal Health, Inc. (CAH) (1994–present); Chairman, Greif, Inc. (GEF) (packaging manufacturer) (2007–present).
Dr. Matthew Goldstein (1941); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 2003.	Chancellor, City University of New York (1999–present); President, Adelphi University (New York) (1998–1999).	138	Director, Bronx-Lebanon Hospital Center; Director, United Way of New York City (2002–present).
Robert J. Higgins (1945); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 2002.	Retired; Director of Administration of the State of Rhode Island (2003–2004); President — Consumer Banking and Investment Services, Fleet Boston Financial (1971–2001).	138	None.
Peter C. Marshall (1942); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1985.	Self-employed business consultant (2000–present); Senior Vice President, W.D. Hoard, Inc. (corporate parent of DCI Marketing, Inc.) (2000–2002); President, DCI Marketing, Inc. (1992–2000).	138	Director, Center for Deaf and Hard of Hearing (1990–present).
Marilyn McCoy* (1948); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1999.	Vice President of Administration and Planning, Northwestern University (1985–present).	138	Trustee, Carleton College (2003–present).
William G. Morton, Jr. (1937); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 2003.	Retired; Chairman Emeritus (2001–2002), and Chairman and Chief Executive Officer, Boston Stock Exchange (1985–2001).	138	Trustee, Stratton Mountain School (2001–present).

FEBRUARY 28, 2009        J.P. MORGAN TAX AWARE FUNDS   23

TRUSTEES
(Unaudited) (continued)

Name (Year of Birth); Positions With the Fund (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex
Independent Trustees
Robert A. Oden, Jr. (1946); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1997.	President, Carleton College (2002–present); President, Kenyon College (1995–2002).	138	Trustee, American University in Cairo (1999–present); Trustee, Carleton College (2002–present).
Fergus Reid, III (1932); Trustee of Trust (Chairman) since 2005; Trustee (Chairman) of heritage JPMorgan Funds since 1987.	Chairman, Joe Pietryka, Inc. (formerly Lumelite Corporation) (plastics manufacturing) (2003–present); Chairman and Chief Executive Officer, Lumelite Corporation (1985–2002).	138	Trustee, Morgan Stanley Funds (164 portfolios) (1992–present).
Frederick W. Ruebeck (1939); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1994.	Advisor, Jerome P. Green & Associates, LLC (broker-dealer) (2000–present); Chief Investment Officer, Wabash College (2004–present); self-employed consultant (2000–present); Director of Investments, Eli Lilly and Company (pharmaceuticals) (1988–1999).	138	Trustee, Wabash College (1988–present); Chairman, Indianapolis Symphony Orchestra Foundation (1994–present).
James J. Schonbachler (1943); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 2001.	Retired; Managing Director of Bankers Trust Company (financial services) (1968–1998).	138	None.
Interested Trustees
Frankie D. Hughes** (1952), Trustee of Trust since 2008.	Principal and Chief Investment Officer, Hughes Capital Management, Inc. (fixed income asset management) (1993–present).	138	None.
Leonard M. Spalding, Jr.*** (1935); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 1998.	Retired; Chief Executive Officer, Chase Mutual Funds (investment company) (1989–1998); President and Chief Executive Officer, Vista Capital Management (investment management) (1990–1998); Chief Investment Executive, Chase Manhattan Private Bank (investment management) (1990–1998).	138
Director, Glenview Trust Company, LLC (2001–present); Trustee, St. Catherine College (1998–present); Trustee, Bellarmine University (2000–present); Director, Springfield-Washington County Economic Development Authority (1997–present); Trustee, Catholic Education Foundation (2005–present).

(1)	Each Trustee serves for an indefinite term, subject to the Trust’s current retirement policy, which is age 75 for all Trustees, except Mr. Reid for whom it is age 78.

(2)	A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The JPMorgan Funds Complex for which the Board of Trustees serves currently includes eight registered investment companies (138 funds).

*	Ms. McCoy has served as Vice President of Administration and Planning for Northwestern University since 1985. William M. Daley, Head of Corporate Responsibility for JPMorgan Chase & Co., has served as a member of the Board of Trustees of Northwestern University since 2005. The Funds’ investment adviser is a wholly-owned subsidiary of JPMorgan Chase & Co.

**	Ms. Hughes is treated as an “interested person” based on the portfolio holdings of clients of Hughes Capital Management, Inc.

***	Mr. Spalding is treated as an “interested person” due to his ownership of JPMorgan Chase stock.

The contact address for each of the Trustees is 245 Park Avenue, New York, NY 10167.

24   J.P. MORGAN TAX AWARE FUNDS        FEBRUARY 28, 2009

OFFICERS
(Unaudited)

Name (Year of Birth), Positions Held with the Trust (Since)	Principal Occupations During Past 5 Years
George C.W. Gatch (1962), President (2005)
Managing Director, J.P. Morgan Investment Management Inc.; Director and President, JPMorgan Distribution Services, Inc. and JPMorgan Funds Management, Inc. since 2005. Mr. Gatch is CEO and President of the JPMorgan Funds. Mr. Gatch has been an employee of JPMorgan since 1986 and has held positions such as President and CEO of DKB Morgan, a Japanese mutual fund company, which was a joint venture between J.P. Morgan and Dai-Ichi Kangyo Bank, as well as positions in business management, marketing, and sales.

Robert L. Young (1963), Senior Vice President (2005)*
Director and Vice President, JPMorgan Distribution Services, Inc. and JPMorgan Funds Management, Inc.; Chief Operating Officer, JPMorgan Funds since 2005, and One Group Mutual Funds from 2001 until 2005. Mr. Young was Vice President and Treasurer, JPMorgan Funds Management, Inc. (formerly One Group Administrative Services), and Vice President and Treasurer, JPMorgan Distribution Services, Inc. (formerly One Group Dealer Services, Inc.) from 1999 to 2005.

Patricia A. Maleski (1960), Vice President and Chief Administrative Officer (2005), Treasurer and Principal Financial Officer (2008)	Managing Director, JPMorgan Funds Management, Inc.; Head of Funds Administration and Board Liaison, JPMorgan Funds. Ms. Maleski has been with JPMorgan Chase & Co. since 2001.
Frank J. Nasta (1964), Secretary (2008)
Managing Director and Associate General Counsel, JPMorgan Chase since 2008; Previously, Director, Managing Director, General Counsel and Corporate Secretary, J & W Seligman & Co. Incorporated; Secretary of each of the investment companies of the Seligman Group of Funds and Seligman Data Corp.; Director and Corporate Secretary, Seligman Advisors, Inc. and Seligman Services, Inc.

Stephen M. Ungerman (1953), Chief Compliance Officer (2005)	Managing Director, JPMorgan Chase & Co.; Mr. Ungerman was head of Fund Administration — Pooled Vehicles from 2000 to 2004. Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.
Paul L. Gulinello (1950), AML Compliance Officer (2005)
Vice President and Anti Money Laundering Compliance Officer for JPMorgan Asset Management Americas, additionally responsible for personal trading and compliance testing since 2004; Treasury Services Operating Risk Management and Compliance Executive supporting all JPMorgan Treasury Services business units from July 2000 to 2004.

Michael J. Tansley (1964), Controller (2008)
Vice President, JPMorgan Funds Management, Inc. since July 2008; prior to joining JPMorgan Chase, Mr. Tansley worked for General Electric, as Global eFinance Leader in GE Money from 2004 through 2008 and Vice President and Controller of GE Asset Management from 1998.

Elizabeth A. Davin (1964), Assistant Secretary (2008)*
Vice President and Assistant General Counsel, JPMorgan Chase since 2005; Senior Counsel, JPMorgan Chase (formerly Bank One Corporation) from 2004 to 2005; Assistant General Counsel and Associate General Counsel and Vice President, Gartmore Global Investments, Inc. from 1999 to 2004.

Jessica K. Ditullio (1962), Assistant Secretary (2005)*	Vice President and Assistant General Counsel, JPMorgan Chase since 2005; Ms. Ditullio has served as an attorney with various titles for JPMorgan Chase (formerly Bank One Corporation) since 1990.
John T. Fitzgerald (1975), Assistant Secretary (2008)	Vice President and Assistant General Counsel, JPMorgan Chase since 2005; Associate, Willkie Farr & Gallagher LLP (law firm) from 2002 to 2005.
Brian L. Duncan (1965), Assistant Treasurer (2008)*
Vice President, JPMorgan Funds Management, Inc. since June 2007; prior to joining JPMorgan Chase, Mr. Duncan worked for Penn Treaty American Corporation as Vice President and Controller from 2004 through 2007 and Assistant Vice President of Financial Reporting from 2003–2004.

Jeffrey D. House (1972), Assistant Treasurer (2006)*	Vice President, JPMorgan Funds Management, Inc. since July 2006; formerly, Senior Manager of Financial Services of BISYS Fund Services, Inc. from December 1995 until July 2006.
Laura S. Melman (1966), Assistant Treasurer (2006)	Vice President, JPMorgan Funds Management, Inc. since August, 2006, responsible for Taxation; Vice President of Structured Products at The Bank of New York Co., Inc. from 2001 until 2006.
Francesco Tango (1971), Assistant Treasurer (2007)	Vice President, JPMorgan Funds Management, Inc. since January 2003: Associate, JPMorgan Funds Management, Inc. since 1999.

The contact address for each of the officers, unless otherwise noted, is 245 Park Avenue, New York, NY 10167.

*	The contact address for the officer is 1111 Polaris Parkway, Columbus, OH 43240.

FEBRUARY 28, 2009        J.P. MORGAN TAX AWARE FUNDS   25

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees and (2) ongoing costs, including investment advisory, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, September 1, 2008, and continued to hold your shares at the end of the reporting period, February 28, 2009.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value, September 1, 2008	Ending Account Value, February 28, 2009	Expenses Paid During September 1, 2008 to February 28, 2009*	Annualized Expense Ratio
Tax Aware High Income Fund
Class A
Actual	$1,000.00	$961.20	$3.16	0.65%
Hypothetical	1,000.00	1,021.57	3.26	0.65
Class C
Actual	1,000.00	958.90	5.59	1.15
Hypothetical	1,000.00	1,019.09	5.76	1.15
Select Class
Actual	1,000.00	961.70	2.68	0.55
Hypothetical	1,000.00	1,022.07	2.76	0.55

*	Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

26   J.P. MORGAN TAX AWARE FUNDS        FEBRUARY 28, 2009

TAX LETTER
(Unaudited)

Certain tax information for the Fund is required to be provided to shareholders based upon the Fund’s income and distributions for the taxable year ended February 28, 2009. The information and distributions reported in this letter may differ from the information and taxable distributions reported to the shareholders for the calendar year ending December 31, 2009. The information necessary to complete your income tax returns for the calendar year ending December 31, 2009 will be received under separate cover.

Tax Exempt Income

The percentage of distributions paid from net investment income that are exempt from federal income tax for the fiscal year ended February 28, 2009, was 74.57%.

FEBRUARY 28, 2009        J.P. MORGAN TAX AWARE FUNDS   27

THIS PAGE IS INTENTIONALLY LEFT BLANK

JPMorgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Funds Distribution Services at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

The Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the JPMorgan Funds’ website at www.jpmorganfunds.com.

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s holdings is available in the Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and a description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Fund to the Advisor. A copy of the Fund’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Fund’s website at www.jpmorganfunds.com no later than August 31 of each year. The Fund’s proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

© JPMorgan Chase & Co., 2009 All rights reserved. February 2009.	AN-TAHI-209

Annual Report

J.P. Morgan Income Funds

February 28, 2009

JPMorgan Strategic Income Opportunities Fund

CONTENTS

President’s Letter	1
Fund Commentary	2
Schedule of Portfolio Investments	4
Financial Statements	14
Financial Highlights	20
Notes to Financial Statements	22
Report of Independent Registered Public Accounting Firm	31
Trustees	32
Officers	34
Schedule of Shareholder Expenses	35

Investments in the Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on current market conditions and are subject to change without notice. These views are not intended to predict the future performance of the Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of the Fund.

Prospective investors should refer to the Fund’s prospectus for a discussion of the Fund’s investment objective, strategies and risks. Call JPMorgan Funds Service Center at (800) 480-4111 for a prospectus containing more complete information about the Fund including management fees and other expenses. Please read it carefully before investing.

PRESIDENT’S LETTER
MARCH 20, 2009 (Unaudited)

Dear Shareholder:

Just when some may have hoped that the arrival of spring would carry with it the promise of an early economic recovery, daily headlines remind us that we are still experiencing the chill of an extraordinary financial crisis having a significant impact on the real economy. Dismal unemployment reports, continued pressure on housing markets, and declines in gross domestic product presented a number of risks to our economy. Although there were a few modest signs of recovery, we have a long way to go before we fully emerge from this crisis.

“While it’s difficult to provide much evidence that the financial markets and the economy are stabilizing, some financial stresses that originally triggered this economic slide have abated somewhat.”

The federal government acted boldly to jump start our economy by passing a broad monetary stimulus package, but it is likely that additional measures, including actions to increase the transparency of financial losses and to remove toxic assets from banks’ balance sheets, will be necessary to move closer to recovery. As investor Warren Buffet remarked recently, “We’re in an economic war, and we’ve got to focus all of our resources to win it.”

While it’s difficult to provide much evidence that the financial markets and the economy are stabilizing, some financial stresses that originally triggered this economic slide have abated somewhat. For example, although the stock market is down very sharply from the start of 2009, volatility — while still double its normal levels — is about half as intense as it was three months after the Lehman Brothers collapse. Thanks in part to intensive government intervention, the spread between LIBOR and Treasury rates has narrowed, showing a measure of increased confidence among market participants. There were other signs of improvement in the commercial paper and credit markets.

Government bond buying pushes yields even lower

In an effort to lower long-term interest rates, the Federal Reserve (Fed) announced plans to buy an additional $750 billion in agency mortgage-backed securities, $100 billion in agency debt and, most notably, $300 billion in longer-term U.S. Treasury bonds. In response, the yield on 10-year Treasuries fell to 2.51% from above 3% the day before—the biggest one-day decline since the 1987 stock market crash.

Prior to the Fed’s announcement, U.S. Treasuries had already begun to lose some of their luster, due mainly to rising supply and a modest, yet gathering enthusiasm for non-government fixed income securities. For the year-to-date period ended February 28, 2009, U.S. Treasury bonds lost 3.43%, after gaining 13.74% last year. From December 31, 2008 to February 28, 2009, they underperformed U.S. mortgage-backed securities, which returned 0.77%, and municipal bonds, with a return of 4.21%. As of February 28, the 30-year Treasury bond closed at 3.71%, the 10-year Treasury bond closed at 3.02%, and the 3-year note closed at 1.40%.

Equity indexes continue to tumble

U.S. equities continued their record of substantial declines for the 12-months ended February 28, 2009. Among U.S. benchmarks, the Dow Jones Industrial Average, the S&P 500 Index and NASDAQ Composite Index returned –41%, –43% and –39% for the same period, respectively. According to the Russell Indexes, mid-cap stocks underperformed their small and large-cap stock counterparts (–47%, compared to –44% and –42% for large and small caps, respectively), while value equities fell more than their growth peers across all capitalization categories.

A disciplined approach to investing

Despite market volatility, we remain committed to our goal of reducing portfolio risk through our investment approach that emphasizes style purity, informed and disciplined security selection, and diversification. Above all, we seek investments that we expect to “behave” as anticipated within your broader portfolios.

While it may be tempting to leave your account statements unopened, I would encourage you to take a good, hard look at your asset allocation to ensure that it provides an appropriate level of risk exposure with respect to your financial goals. Your financial advisor can help you assess your risk tolerance and ensure that your portfolio is appropriately diversified among stocks, bonds, cash and other investments and offers the stability to withstand volatile market conditions.

On behalf of everyone at J.P. Morgan Asset Management, thank you for your continued confidence and trust. We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch
President and CEO
J.P. Morgan Funds

FEBRUARY 28, 2009        J.P. MORGAN INCOME FUNDS   1

JPMorgan Strategic Income Opportunities Fund

FUND COMMENTARY
AS OF FEBRUARY 28, 2009 (Unaudited)

FUND FACTS
Fund Commencement of Operations	October 13, 2008
Fiscal Year End	Last day of February
Net Assets as of 2/28/2009 (In Thousands)	$345,755
Primary Benchmark	Barclays Capital U.S. Universal Index
Secondary Benchmark	Strategic Income Opportunities Fund Custom Benchmark
Average Credit Quality	AA–
Duration	1.0 Year

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan Strategic Income Opportunities Fund, which seeks to provide high total return,* returned 2.65%** (Select Class Shares) for the period October 13, 2008, (commencement of operations) through February 28, 2009. The Fund’s performance is compared to both the Barclays Capital U.S. Universal Index (formerly Lehman Brothers U.S. Universal Index), which returned 3.83% and the Fund’s customized benchmark, which returned 0.43% for the same period. The customized benchmark is comprised of 33% Barclays Capital U.S. Government Bond Index (formerly Lehman Brothers U.S. Government Bond Index), 33% Merrill Lynch High Yield Master II Index and 33% Barclays Capital Global Aggregate Index (ex-USD) (formerly Lehman Brothers Global aggregate Index (ex-USD)).

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	The Fund underperformed its primary benchmark and outperformed its customized benchmark for the period. The fixed income market experienced much volatility and spread widening, which was primarily driven by the deleveraging of large market participants and wide-ranging rating agency actions. Generally, when credit spreads of a particular group of securities widen, prices fall, yields increase and total returns decline, relative to a comparable-duration U.S. Treasuries. Weak conditions within many financial firms have aggravated investor concerns around their capitalization. Throughout all of this turmoil, credit markets have become more volatile and more illiquid as investors have lost confidence. Central banks globally responded by pouring enormous amounts of liquidity into the financial system.

The Fund’s short positions in emerging markets debt (EMD) via CDS (credit default swaps) and CDX (CDS index) hurt performance, as spreads tightened due to increased prices of certain commodities (e.g., gold, metals) and improved sentiment toward riskier assets. However, the Fund’s performance was aided by its bond positions in investment-grade, high-yield (junk bonds) and crossover securities (assigned different ratings, e.g., investment grade and high yield, by multiple rating agencies). Non-agency mortgages helped performance as spreads narrowed from wide levels and flows trickled back into impacted sectors. The Fund’s duration exposure was slightly positive for the period as rates continued to rise from their all-time lows in the long end of the yield curve (a curve that shows the relationship between yields and maturity dates for a set of similar bonds, usually Treasuries, at a given point in time). Duration measures the expected price sensitivity of a debt security or a portfolio of debt securities to relative changes in the interest rates. Lastly, the Fund’s large holdings in money market instruments helped to preserve capital during this extremely volatile period.

Q:	HOW WAS THE FUND MANAGED?

A:	The Fund is a multi-sector absolute return-oriented Fund. The Fund opportunistically looked for best ideas across multiple fixed income strategies and asset sectors, including the ultra conservative (cash) to moderate (government and high-quality corporate securities), to the more aggressive (high yield and emerging markets). The Fund used security selection and derivatives to adjust allocations among these strategies and sectors. The Fund held a large liquidity position during the period as it looked for investment opportunities. When the Fund used derivatives as a substitute for securities, it kept cash invested in money market instruments to support those positions; at February 28, 2009, this was approximately 22% of the money market exposure.

The Fund’s economic exposure, based on total net assets as of February 28, 2009, to credit instruments was slightly under 40%, with approximately 26% invested in high yield, 5% invested in non-agency mortgage backed securities and home equity loans and 6% invested in consumer-related, asset-backed securities. The Fund also had an 8% exposure to U.S. government securities.

PORTFOLIO COMPOSITION***

Corporate Bonds	10.3%
Collateralized Mortgage Obligations	4.0
Asset-Backed Securities	1.5
Investment Companies	1.2
Commercial Mortgage-Backed Securities	1.0
Short-Term Investments	81.6
Others (each less than 1.0%)	0.4

*	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

**	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflect adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

***	Percentages indicated are based upon total investments as of February 28, 2009. The Fund’s composition is subject to change.

2   J.P. MORGAN INCOME FUNDS        FEBRUARY 28, 2009

TOTAL RETURNS AS OF FEBRUARY 28, 2009

	COMMENCEMENT OF OPERATIONS DATE OF CLASS	SINCE INCEPTION
CLASS A SHARES	10/13/08
Without Sales Charge		2.46%
With Sales Charge*		(1.39)
CLASS C SHARES	10/13/08
Without CDSC		2.29
With CDSC**		1.29
CLASS R5 SHARES	10/13/08	2.71
SELECT CLASS SHARES	10/13/08	2.65

*	Sales Charge for Class A Shares is 3.75%.

**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period.

LIFE OF FUND PERFORMANCE (10/13/08 TO 2/28/09)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on October 13, 2008.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Strategic Income Opportunities Fund, the Barclays Capital U.S. Universal Index, the Strategic Income Opportunities Fund Custom Benchmark and the Lipper Multi-Sector Income Funds Index from October 13, 2008 to February 28, 2009. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the Lipper Multi-Sector Income Funds Index reflects an initial investment at the end of the month closest to the Fund’s inception. The performance of the Barclays Capital U.S. Universal Index and the Strategic Income Opportunities Fund Custom Benchmark do not reflect the deduction of expenses or a sales charge associated with a mutual fund and have been adjusted to reflect reinvestment of all dividends and capital gains of securities included in the benchmark. The performance of the Lipper Multi-Sector Income Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses changed by the Fund. The Barclays Capital U.S. Universal Index represents the union of the U.S. Aggregate Index, the U.S. High-Yield Corporate Index, the 144A Index, the Eurodollar Index, the Emerging Markets Index, and the non-ERISA portion of the CMBS Index. Municipal debt, private placements, and non-dollar-denominated issues are excluded from the Universal Index. The only constituent of the index that includes floating-rate debt is the Emerging Markets Index. The Strategic Income Opportunities Fund Custom Benchmark is comprised of 33% Barclays Capital U.S. Government Bond Index, 33% Merrill Lynch High Yield Master II Index and 33% Barclays Capital Global Aggregate Index (ex-USD). The Lipper Multi-Sector Income Funds Index represents the total returns of the funds in the indicated category as defined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the commencement of operations date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

FEBRUARY 28, 2009        J.P. MORGAN INCOME FUNDS   3

JPMorgan Strategic Income Opportunities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2009

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — 16.5%
	Asset-Backed Securities — 1.4%
900	American Express Credit Account Master Trust, Series 2005-1, Class A, VAR, 0.491%, 10/15/12	872
1,200	Capital One Multi-Asset Execution Trust, Series 2006-A2, Class A, 4.850%, 11/15/13	1,187
600	Citibank Credit Card Issuance Trust, Series 2007-A6, Class A6, VAR, 1.344%, 07/12/12	577
107	Credit-Based Asset Servicing and Securitization LLC, Series 2006-CB3, Class AV2, VAR, 0.584%, 03/25/36	104
900	MBNA Credit Card Master Note Trust, Series 2003-A8, Class A8, VAR, 0.651%, 12/17/12	858
1,200	Nissan Auto Receivables Owner Trust, Series 2007-A, Class A4, VAR, 0.461%, 06/17/13	1,138
80	Soundview Home Equity Loan Trust, Series 2006-EQ2, Class A1, VAR, 0.554%, 01/25/37	77
	Total Asset-Backed Securities (Cost $4,804)	4,813
	Collateralized Mortgage Obligations — 3.6%
	Agency CMO — 0.4%
	Federal Home Loan Mortgage Corp. REMICS,
1,093	Series 3171, Class ST, IF, IO, 6.030%, 06/15/36	91
1,092	Series 3218, Class AS, IF, IO, 6.125%, 09/15/36	83
4,784	Series 3236, Class IS, IF, IO, 6.195%, 11/15/36	401
3,548	Series 3419, Class SD, IF, IO, 5.775%, 02/15/38	279
	Federal National Mortgage Association REMICS,
1,266	Series 2004-41, Class SA, IF, IO, 6.676%, 02/25/32	114
6,400	Series 2006-69, Class KI, IF, IO, 6.826%, 08/25/36	613
		1,581
	Non-Agency CMO — 3.2%
	Countrywide Alternative Loan Trust,
4,336	Series 2004-5CB, Class 2A1, 5.000%, 05/25/19 (f)	3,382
3,719	Series 2006-J3, Class 2A1, 4.750%, 12/25/20	2,929
	Countrywide Home Loan Mortgage Pass Through Trust,
200	Series 2006-10, Class 1A10, 5.850%, 05/25/36	164
2,749	Series 2006-15, Class A1, 6.250%, 10/25/36	2,192
3,231	WaMu Mortgage Pass Through Certificates, Series 2005-8, Class 1A8, 5.500%, 10/25/35	2,350
		11,017
	Total Collateralized Mortgage Obligations (Cost $11,974)	12,598
	Commercial Mortgage-Backed Security — 0.9%
3,125	LB-UBS Commercial Mortgage Trust, Series 2004-C7, Class A2, 3.992%, 10/15/29 (Cost $3,070)	3,034
	Corporate Bonds — 9.2%
	Aerospace & Defense — 0.1%
100	Hawker Beechcraft Acquisition Co. LLC/Hawker Beechcraft Notes Co., PIK, 8.875%, 04/01/15	8
	L-3 Communications Corp.,
235	6.125%, 01/15/14	224
100	6.375%, 10/15/15	95
		327
	Airlines — 1.0%
2,000	American Airlines Pass Through Trust 2001-02, Series 01-2, Assured Guaranty Corp., 7.858%, 10/01/11	1,730
3,000	Northwest Airlines, Inc., 7.027%, 11/01/19	1,890
		3,620
	Auto Components — 0.0% (g)
50	ArvinMeritor, Inc., 8.750%, 03/01/12	12
100	TRW Automotive, Inc., 7.250%, 03/15/17 (e)	28
40	United Components, Inc., 9.375%, 06/15/13	16
		56
	Chemicals — 0.0% (g)
300	PolyOne Corp., 8.875%, 05/01/12	123
	Commercial Services & Supplies — 0.3%
530	ACCO Brands Corp., 7.625%, 08/15/15	215
1,500	Cenveo Corp., 10.500%, 08/15/16 (e)	915
		1,130
	Consumer Finance — 0.2%
1,185	Ford Motor Credit Co. LLC, 7.800%, 06/01/12	642
	Containers & Packaging — 0.1%
	Graham Packaging Co., Inc.,
525	8.500%, 10/15/12	407
100	9.875%, 10/15/14	63
		470
	Diversified Consumer Services — 0.1%
150	Service Corp. International, 6.750%, 04/01/15	138
50	Stewart Enterprises, Inc., 6.250%, 02/15/13	44
		182

SEE NOTES TO FINANCIAL STATEMENTS.

4   J.P. MORGAN INCOME FUNDS        FEBRUARY 28, 2009

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Diversified Financial Services — 0.3%
1,910	Deluxe Corp., 5.125%, 10/01/14	1,189
	Diversified Telecommunication Services — 0.7%
250	Digicel Group Ltd., (Bermuda), 8.875%, 01/15/15 (e)	186
25	Frontier Communications Corp., 6.625%, 03/15/15	22
100	Nordic Telephone Co. Holdings ApS, (Denmark), 8.875%, 05/01/16 (e)	91
80	PAETEC Holding Corp., 9.500%, 07/15/15	56
145	Qwest Communications International, Inc., 7.500%, 02/15/14	123
	Qwest Corp.,
150	7.500%, 10/01/14	133
710	8.875%, 03/15/12	700
740	Sprint Capital Corp., 6.900%, 05/01/19	481
100	Wind Acquisition Finance S.A., (Luxembourg), 10.750%, 12/01/15 (e)	100
360	Windstream Corp., 8.625%, 08/01/16	346
		2,238
	Electronic Equipment, Instruments & Components — 0.1%
	Flextronics International Ltd., (Singapore),
25	6.250%, 11/15/14	21
325	6.500%, 05/15/13	287
175	NXP BV/NXP Funding LLC, (Netherlands), 7.875%, 10/15/14	35
		343
	Food Products — 0.0% (g)
60	Chiquita Brands International, Inc., 8.875%, 12/01/15	46
	Gas Utilities — 0.2%
245	Boardwalk Pipelines LP, 5.200%, 06/01/18	183
50	Copano Energy LLC/Copano Energy Finance Corp., 7.750%, 06/01/18 (e)	39
15	El Paso Corp., 8.250%, 02/15/16	14
100	MarkWest Energy Partners LP/MarkWest Energy Finance Corp., 8.750%, 04/15/18	71
345	Tennessee Gas Pipeline Co., 8.000%, 02/01/16 (e)	339
		646
	Health Care Equipment & Supplies — 0.3%
880	Biomet, Inc., PIK, 10.375%, 10/15/17	768
100	Cooper Cos., Inc. (The), 7.125%, 02/15/15	89
120	DJO Finance LLC / DJO Finance Corp., 10.875%, 11/15/14	91
		948
	Health Care Providers & Services — 0.8%
630	CHS/Community Health Systems, Inc., 8.875%, 07/15/15	596
2,075	HCA, Inc., PIK, 9.625%, 11/15/16	1,733
50	Surgical Care Affiliates, Inc., PIK, 8.875%, 07/15/15 (e)	30
435	Tenet Healthcare Corp., 9.875%, 07/01/14	345
100	United Surgical Partners International, Inc., PIK, 9.250%, 05/01/17	68
		2,772
	Hotels, Restaurants & Leisure — 1.1%
75	Boyd Gaming Corp., 7.125%, 02/01/16	38
1,265	Host Hotels & Resorts LP, 6.375%, 03/15/15	911
730	MGM Mirage, 7.500%, 06/01/16	294
	Royal Caribbean Cruises Ltd., (Liberia),
50	6.875%, 12/01/13	27
395	7.250%, 06/15/16	197
3,000	Six Flags, Inc., 12.250%, 07/15/16 (d) (e)	1,665
	Starwood Hotels & Resorts Worldwide, Inc.,
590	6.750%, 05/15/18	404
10	7.875%, 05/01/12	9
150	Vail Resorts, Inc., 6.750%, 02/15/14	126
		3,671
	Household Durables — 0.2%
100	ALH Finance LLC/ALH Finance Corp., 8.500%, 01/15/13	82
55	Ames True Temper, Inc., VAR, 5.094%, 01/15/12	36
150	Jarden Corp., 7.500%, 05/01/17	117
610	Sealy Mattress Co., 8.250%, 06/15/14	247
525	Simmons Co., 7.875%, 01/15/14	71
		553
	Household Products — 0.1%
185	Central Garden and Pet Co., 9.125%, 02/01/13	138
150	Visant Holding Corp., SUB, 10.250%, 12/01/13	136
		274

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2009        J.P. MORGAN INCOME FUNDS   5

JPMorgan Strategic Income Opportunities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2009 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Independent Power Producers & Energy Traders — 0.2%
	Energy Future Holdings Corp.,
245	10.875%, 11/01/17 (e)	140
645	10.875%, 11/01/17	367
40	11.250%, 11/01/17 (e)	18
		525
	Industrial Conglomerates — 0.4%
2,000	Harland Clarke Holdings Corp., VAR, 5.984%, 05/15/15	695
1,193	JB Poindexter & Co., Inc., 8.750%, 03/15/14	679
		1,374
	Industrial Machinery — 0.0% (g)
100	RBS Global, Inc./Rexnord LLC, 8.875%, 09/01/16	75
	IT Services — 0.3%
415	First Data Corp., 9.875%, 09/24/15	228
1,110	SunGard Data Systems, Inc., 10.250%, 08/15/15	761
		989
	Machinery — 0.1%
175	Terex Corp., 8.000%, 11/15/17	141
100	Titan International, Inc., 8.000%, 01/15/12	80
		221
	Media — 1.2%
960	CCO Holdings LLC/CCO Holdings Capital Corp., 8.750%, 11/15/13 (d)	749
100	Charter Communications Operating LLC/Charter Communications Operating Capital, 8.000%, 04/30/12 (e)	89
10	CSC Holdings, Inc./United States, 8.625%, 02/15/19 (e)	9
	DirecTV Holdings LLC/DirecTV Financing Co.,
630	6.375%, 06/15/15	572
335	7.625%, 05/15/16	321
	DISH DBS Corp.,
325	7.125%, 02/01/16	293
1,215	7.750%, 05/31/15	1,121
	Intelsat Jackson Holdings Ltd., (Bermuda),
365	9.500%, 06/15/16 (e)	338
100	11.250%, 06/15/16	94
10	Intelsat Subsidiary Holding Co., Ltd., (Bermuda), 8.875%, 01/15/15 (e)	10
150	Quebecor Media, Inc., (Canada), 7.750%, 03/15/16	122
1,500	Valassis Communications, Inc., 8.250%, 03/01/15	536
		4,254
	Metals & Mining — 0.2%
370	Arch Western Finance LLC, 6.750%, 07/01/13	346
75	FMG Finance Pty Ltd., (Australia), 10.625%, 09/01/16 (e)	64
	Freeport-McMoRan Copper & Gold, Inc.,
20	8.250%, 04/01/15	18
100	8.375%, 04/01/17	86
50	Noranda Aluminum Acquisition Corp., PIK, 6.595%, 05/15/15	12
		526
	Multiline Retail — 0.0% (g)
130	Neiman-Marcus Group, Inc. (The), PIK, 9.000%, 10/15/15	51
	Oil, Gas & Consumable Fuels — 0.3%
	Chesapeake Energy Corp.,
510	6.500%, 08/15/17	402
50	6.875%, 01/15/16	41
15	9.500%, 02/15/15	14
100	Denbury Resources, Inc., 7.500%, 12/15/15	86
50	Forest Oil Corp., 7.250%, 06/15/19	40
75	Newfield Exploration Co., 6.625%, 04/15/16	65
	PetroHawk Energy Corp.,
10	7.875%, 06/01/15 (e)	9
145	9.125%, 07/15/13	137
75	Petroplus Finance Ltd., (Bermuda), 7.000%, 05/01/17 (e)	56
100	Quicksilver Resources, Inc., 8.250%, 08/01/15	81
90	Tesoro Corp., 6.625%, 11/01/15	73
		1,004
	Paper & Forest Products — 0.3%
1,500	Abitibi-Consolidated Co. of Canada, (Canada), 13.750%, 04/01/11 (d) (e)	1,065
150	Georgia-Pacific LLC, 7.000%, 01/15/15 (e)	139
		1,204
	Road & Rail — 0.3%
100	Ashtead Capital, Inc., 9.000%, 08/15/16 (e)	58
590	Hertz Corp. (The), 8.875%, 01/01/14	289
100	RSC Equipment Rental, Inc., 9.500%, 12/01/14	54
1,000	United Rentals North America, Inc., 6.500%, 02/15/12	785
		1,186
	Semiconductors & Semiconductor Equipment — 0.0% (g)
100	Sensata Technologies BV, (Netherlands), 8.000%, 05/01/14	26

SEE NOTES TO FINANCIAL STATEMENTS.

6   J.P. MORGAN INCOME FUNDS        FEBRUARY 28, 2009

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Specialty Retail — 0.0% (g)
150	Sally Holdings LLC/Sally Capital, Inc., 9.250%, 11/15/14	143
	Textiles, Apparel & Luxury Goods — 0.1%
475	Hanesbrands, Inc., VAR, 5.697%, 12/15/14	313
	Wireless Telecommunication Services — 0.2%
375	Cricket Communications, Inc., 9.375%, 11/01/14	342
20	Crown Castle International Corp., 9.000%, 01/15/15	20
100	iPCS, Inc., PIK, 4.420%, 05/01/14	59
400	MetroPCS Wireless, Inc., 9.250%, 11/01/14	378
		799
	Total Corporate Bonds (Cost $32,831)	31,920

SHARES
	Investment Companies — 1.0%
161	Advent Claymore Global Convertible Securities & Income Fund	846
51	First Trust/Four Corners Senior Floating Rate Income Fund	382
163	ING Prime Rate Trust	569
246	Nuveen Multi-Strategy Income and Growth Fund 2	958
30	SPDR Barclays Capital High Yield Bond ETF	855
	Total Investment Companies (Cost $3,911)	3,610

PRINCIPAL AMOUNT($)
	Loan Participations & Assignments — 0.1%
	Chemicals — 0.0% (g)
50	INEOS Holdings, Term B2 Advances, 8.202%, 12/14/13	19
50	INEOS Holdings, Term C2 Advances, 8.702%, 12/14/14	20
		39
	Independent Power Producers & Energy Traders — 0.0% (g)
	TXU (Texas Competitive Electric), Initial Tranche B-2 Term Loan,
1	3.909%, 10/10/14	—	(h)
99	3.948%, 10/10/14	61
1	4.451%, 10/10/14	1
		62
	IT Services — 0.1%
	First Data Corp., Initial Tranche B-2 Term Loan,
94	3.223%, 09/24/14	62
6	3.229%, 09/24/14	4
		66
	Total Loan Participations & Assignments (Cost $189)	167
	Mortgage Pass-Through Security — 0.3%
900	Federal National Mortgage Association, 30 Year, Single Family, TBA, 4.500%, 03/25/39 (Cost $904)	902
	Total Long-Term Investments (Cost $57,683)	57,044

NOTIONAL AMOUNT($)
Option Purchased — 0.0% (g)
Put Option Purchased — 0.0% (g)
Payer Option Purchased on Interest Rate Swap:
6,700	Expiring 07/08/09. If exercised the Fund receives semi-annually 3.713% and pays quarterly floating 3 month LIBOR expiring 07/10/19, European Style. Counterparty: Credit Suisse International (r) (Cost $73)	170

SHARES
Short-Term Investments — 73.4%
Investment Company — 73.3%
253,394	JPMorgan Liquid Assets Money Market Fund, Institutional Class Shares, 0.910% (b) (l) (m) (Cost $253,394)	253,394

PRINCIPAL AMOUNT($)
	U.S. Treasury Obligation — 0.1%
395	U.S. Treasury Bill, 0.202%, 04/09/09 (k) (n) (Cost $395)	395
	Total Short-Term Investments (Cost $253,789)	253,789
	Total Investments — 89.9% (Cost $311,545)	311,003
	Other Assets in Excess of Liabilities — 10.1%	34,752
	NET ASSETS — 100.0%	$345,755

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2009        J.P. MORGAN INCOME FUNDS   7

JPMorgan Strategic Income Opportunities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2009 (continued)

(Amounts in thousands, except number of contracts)

Futures Contracts

NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT 02/28/09	UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
23	Eurodollar	03/16/09	$5,676	$57
82	Eurodollar	06/15/09	20,232	(13)
261	Eurodollar	09/13/10	63,876	(8)
	Short Futures Outstanding
(7)	30 Day Federal Funds	04/30/09	(2,910)	(29)
(7)	30 Day Federal Funds	05/29/09	(2,909)	(31)
(9)	2 Year U.S. Treasury Note	06/30/09	(1,949)	(2)
				$(26)

SEE NOTES TO FINANCIAL STATEMENTS.

8   J.P. MORGAN INCOME FUNDS        FEBRUARY 28, 2009

Credit Default Swaps — Buy Protection [1]

Corporate and Sovereign Issuers:

SWAP COUNTERPARTY/ REFERENCE OBLIGATION	FUND PAYS FIXED RATE (r)	TERMINATION DATE	IMPLIED CREDIT SPREAD AS OF 02/28/09 [3]	NOTIONAL AMOUNT [4]	VALUE	UPFRONT PREMIUMS (PAID)/RECEIVED [5]
Credit Suisse International:
Kingdom of Sweden, 3.875%, 12/29/09	1.540% quarterly	03/20/14	1.411%	$1,650	$(10)	$—
Kingdom of Sweden, 3.875%, 12/29/09	1.420% quarterly	03/20/14	1.411	3,350	(3)	—
Deutsche Bank AG, New York:
Aetna, Inc., 6.625%, 06/15/36	1.280% quarterly	03/20/14	0.992	550	(8)	—
Federal Republic of Brazil, 12.250%, 03/06/30	4.020% semi-annually	03/20/14	3.989	5,000	(10)	—
Kingdom of Sweden, 3.875%,12/29/09	1.580% quarterly	03/20/14	1.411	2,500	(20)	—
Republic of Slovenia, 5.375%, 04/11/11	2.250% semi-annually	03/20/14	2.053	5,000	(45)	—
Royal Bank of Scotland:
Aetna, Inc., 6.625%, 06/15/36	1.220% quarterly	12/20/13	0.981	1,650	(28)	—
Aetna, Inc., 6.625%, 06/15/36	0.950% quarterly	03/20/14	0.992	7,800	12	—
Republic of Korea, 4.250%, 06/01/13	3.400% quarterly	03/20/14	4.339	1,500	55	—
Republic of Korea, 4.250%, 06/01/13	3.520% quarterly	03/20/14	4.339	2,000	64	—
Republic of Slovenia, 5.375%, 04/11/11	2.250% semi-annually	02/20/14	2.051	160	(2)	—
Republic of Slovenia, 5.375%, 04/11/11	2.197% semi-annually	02/20/14	2.051	230	(2)	—
Republic of Slovenia, 5.375%, 04/11/11	2.080% semi-annually	02/20/14	2.051	260	(1)	—
Republic of Slovenia, 5.375%, 04/11/11	2.050% semi-annually	02/20/14	2.051	1,050	(1)	—
					$1	$—

Credit Indices:

SWAP COUNTERPARTY/ REFERENCE OBLIGATION	FUND PAYS FIXED RATE (r)	TERMINATION DATE	IMPLIED CREDIT SPREAD AS OF 02/28/09 [3]	NOTIONAL AMOUNT [4]	VALUE	UPFRONT PREMIUMS (PAID)/RECEIVED [5]
Credit Suisse International:
CMBX.NA.AAA.1	0.100% monthly	10/12/52	4.186%	$2,500	$541	$(508)
CMBX.NA.AAA.1	0.100% monthly	10/12/52	4.186	2,500	541	(547)
Deutsche Bank AG, New York:
CDX.EM.10	3.350% semi-annually	12/20/13	8.602	750	127	(123)
Royal Bank of Scotland:
ABX.HE.PENAAA.06.2	0.110% monthly	05/25/46	40.740	1,500	506	(277)
CDX.EM.10	3.350% semi-annually	12/20/13	8.602	1,500	254	(245)
					$1,969	$(1,700)

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2009        J.P. MORGAN INCOME FUNDS   9

JPMorgan Strategic Income Opportunities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2009 (continued)

(Amounts in thousands)

Credit Default Swaps — Sell Protection [2]

Credit Indices:

SWAP COUNTERPARTY/ REFERENCE OBLIGATION	FUND RECEIVES FIXED RATE (r)	TERMINATION DATE	IMPLIED CREDIT SPREAD AS OF 02/28/09 [3]	NOTIONAL AMOUNT [4]	VALUE	UPFRONT PREMIUMS (PAID)/RECEIVED [5]
Credit Suisse International:
CDX.NA.HY.11.2	5.000% quarterly	12/20/13	15.677%	$4,000	$(1,062)	$982
CDX.NA.HY.11.2	5.000% quarterly	12/20/13	15.677	12,500	(3,318)	3,176
CDX.NA.HY.11.4	5.000% quarterly	12/20/13	15.677	10,000	(2,655)	2,495
Deutsche Bank AG, New York:
CDX.NA.HY.11.1	5.000% quarterly	12/20/13	15.677	800	(212)	188
CDX.NA.HY.11.1	5.000% quarterly	12/20/13	15.677	800	(212)	215
CDX.NA.HY.11.1	5.000% quarterly	12/20/13	15.677	800	(212)	222
CDX.NA.HY.11.1	5.000% quarterly	12/20/13	15.677	950	(252)	202
CDX.NA.HY.11.1	5.000% quarterly	12/20/13	15.677	1,000	(266)	212
CDX.NA.HY.11.1	5.000% quarterly	12/20/13	15.677	1,300	(345)	250
CDX.NA.HY.11.1	5.000% quarterly	12/20/13	15.677	1,550	(412)	269
CDX.NA.HY.11.1	5.000% quarterly	12/20/13	15.677	1,600	(425)	346
CDX.NA.HY.11.2	5.000% quarterly	12/20/13	15.677	1,300	(345)	337
CDX.NA.HY.11.2	5.000% quarterly	12/20/13	15.677	1,750	(464)	417
CDX.NA.HY.11.2	5.000% quarterly	12/20/13	15.677	7,500	(1,991)	1,953
CDX.NA.HY.11.2	5.000% quarterly	12/20/13	15.677	7,500	(1,991)	1,957
CDX.NA.HY.11.2	5.000% quarterly	12/20/13	15.677	12,500	(3,318)	3,068
Royal Bank of Scotland:
ABX.HE.PENAAA.07.2	0.760% monthly	01/25/38	43.048	1,500	(1,035)	808
					$(18,515)	$17,097

[1]	The Fund, as a buyer of credit protection, is generally obligated to make periodic payments and may also pay an upfront premium to the protection seller, in exchange for the right to receive a contingent payment, upon occurrence of a credit event with respect to an underlying reference obligation, as defined under the terms of individual swap contracts.

[2]	The Fund, as a seller of credit protection, receives periodic payments and any upfront premium from the protection buyer, and is obligated to make a contingent payment, upon occurrence of a credit event with respect to an underlying reference obligation, as defined under the terms of individual swap contracts.

[3]	Implied credit spreads are an indication of the seller’s performance risk, related to the likelihood of a credit event occurring that would require a seller to make payment to a buyer. Implied credit spreads are used to determine the value of swap contracts and reflect the cost of buying/selling protection, which may include upfront payments made to enter into the contract. Therefore, higher spreads would indicate a greater likelihood that a seller will be obligated to perform (i.e., make payment) under the swap contract. Increasing values, in absolute terms and relative to notional amounts, are also indicative of greater performance risk. Implied credit spreads for credit default swaps on credit indexes are linked to the weighted average spread across the underlying reference obligations included in a particular index.

[4]	The notional amount is the maximum amount that a seller of a credit default swap would be obligated to make and a buyer of credit protection would receive, upon occurrence of a credit event.

[5]	Upfront premiums generally relate to payments made or received at the initiation of the agreement in lieu of all or a portion of future periodic payments.

SEE NOTES TO FINANCIAL STATEMENTS.

10   J.P. MORGAN INCOME FUNDS        FEBRUARY 28, 2009

Interest Rate Swaps

	RATE TYPE (r)
SWAP COUNTERPARTY	PAYMENTS MADE BY THE FUND	PAYMENTS RECEIVED BY THE FUND	TERMINATION DATE	NOTIONAL AMOUNT	VALUE	UPFRONT PREMIUMS (PAID)/RECEIVED [1]
Credit Suisse International	3 month LIBOR quarterly	1.233% semi-annually	02/10/10	$14,000	$(21)	$—
Credit Suisse International	3 month LIBOR quarterly	1.360% semi-annually	05/05/10	10,370	(13)	—
Credit Suisse International	3 month LIBOR quarterly	1.365% semi-annually	05/05/10	20,500	(25)	—
Credit Suisse International	3 month LIBOR quarterly	1.390% semi-annually	05/05/10	26,890	(26)	—
Credit Suisse International	3 month LIBOR quarterly	1.470% semi-annually	05/05/10	20,460	—	—
Credit Suisse International	2.670% semi-annually	3 month LIBOR quarterly	01/16/39	725	105	—
Credit Suisse International	3.308% semi-annually	3 month LIBOR quarterly	02/03/39	1,440	39	—
Credit Suisse International	3.329% semi-annually	3 month LIBOR quarterly	02/12/39	7,445	173	—
Deutsche Bank AG, New York	4.238% semi-annually	3 month LIBOR quarterly	10/23/38	3,000	(474)	—
					$(242)	$—

[1]	Upfront premiums generally relate to payments made or received at the initiation of the agreement in lieu of all or a portion of future periodic payments.

Price Lock Swaps

SWAP COUNTERPARTY	REFERENCE OBLIGATION	PRICE LOCK	TERMINATION DATE	NOTIONAL AMOUNT	VALUE	UPFRONT PREMIUMS (PAID)/RECEIVED [1]
Credit Suisse International (†)	U.S. Treasury Bond, 4.500%, 5/15/38	$ 118.46	03/12/09	$12,049	$(614)	$—

(†)	Fund pays the excess of the price lock over the market price or receives the excess of the market price over the price lock at termination.

[1]	Upfront premiums generally relate to payments made or received at the initiation of the agreement in lieu of all or a portion of future periodic payments.

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2009        J.P. MORGAN INCOME FUNDS   11

JPMorgan Strategic Income Opportunities Fund

NOTES TO SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2009

CMO—	Collateralized Mortgage Obligation

ETF—	Exchange Traded Fund

IF—	Inverse Floaters represent securities that pay interest at a rate that increases (decreases) with a decline (incline) in a specified index. The interest rate shown is the rate in effect as of February 28, 2009. The rate may be subject to a cap and floor.

IO—	Interest Only represents the right to receive the monthly interest payments on an underlying pool of mortgage loans. The principal amount shown represents the par value on the underlying pool. The yields on these securities are subject to accelerated principal paydowns as a result of prepayment or refinancing of the underlying pool of mortgage instruments. As a result, interest income may be reduced considerably.

LIBOR—	London Interbank Offered Rate

PIK—	Payment-In-Kind

REMICS—	Real Estate Mortgage Investment Conduits

SPDR—	Standard & Poor’s Depository Receipts

SUB—	Step-Up Bond. The interest rate shown is the rate in effect as of February 28, 2009.

TBA—	To Be Announced

VAR—	Variable Rate Security. The interest rate shown is the rate in effect as of February 28, 2009.

(b)—	Investment in affiliate. Money market fund registered under the Investment Company Act of 1940, as amended, and advised by JPMorgan Investment Advisors Inc.

(d)—	Defaulted security.

(e)—	Security is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. Unless otherwise indicated, this security has been determined to be liquid under procedures established by the Board of Trustees and may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(f)—	Security is fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. The Fund owns fair valued securities with a value of approximately $3,382,000 which amounts to 1.1% of total investments.

(g)—	Amount rounds to less than 0.1%.

(h)—	Amount rounds to less than one thousand (shares or dollars).

(k)—	Security is fully or partially segregated with the broker as collateral for futures or with brokers as initial margin for futures contracts.

(l)—	The rate shown is the current yield as of February 28, 2009.

(m)—	All or a portion of this security is reserved for current or potential holdings of futures, swaps, options, TBAs, when-issued securities, delayed delivery securities, reverse repurchase agreements, and forward foreign currency contracts.

(n)—	The rate shown is the effective yield at the date of purchase.

(r)—	Rates shown are per annum and payments are as described.

SEE NOTES TO FINANCIAL STATEMENTS.

12   J.P. MORGAN INCOME FUNDS        FEBRUARY 28, 2009

THIS PAGE IS INTENTIONALLY LEFT BLANK

FEBRUARY 28, 2009        J.P. MORGAN INCOME FUNDS   13

STATEMENT OF ASSETS AND LIABILITIES
AS OF FEBRUARY 28, 2009

(Amounts in thousands, except per share amounts)

	Strategic Income Opportunities Fund
ASSETS:
Investments in non-affiliates, at value	$57,609
Investments in affiliates, at value	253,394
Total investment securities, at value	311,003
Cash	43
Foreign currency, at value	—	(a)
Receivables:
Investment securities sold	850
Fund shares sold	62,380
Interest and dividends	1,277
Variation margin on futures contracts	35
Unrealized appreciation on unfunded commitments	13
Outstanding swap contracts, at value	2,417
Due from Advisor	1
Total Assets	378,019

LIABILITIES:
Payables:
Dividends	172
Investment securities purchased	9,430
Fund shares redeemed	2,353
Unrealized depreciation on unfunded commitments	347
Outstanding swap contracts, at value	19,818
Accrued liabilities:
Shareholder servicing fees	26
Distribution fees	1
Custodian and accounting fees	8
Trustees’ and Chief Compliance Officer’s fees	—	(a)
Other	109
Total Liabilities	32,264
Net Assets	$345,755

SEE NOTES TO FINANCIAL STATEMENTS.

14   J.P. MORGAN INCOME FUNDS        FEBRUARY 28, 2009

Strategic Income Opportunities Fund
NET ASSETS:
Paid in capital	$348,995
Accumulated undistributed (distributions in excess of) net investment income	133
Accumulated net realized gains (losses)	(467)
Net unrealized appreciation (depreciation)	(2,906)
Total Net Assets	$345,755

Net Assets:
Class A	$4,084
Class C	958
Class R5	51
Select Class	340,662
Total	$345,755

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	410
Class C	96
Class R5	5
Select Class	34,176

Net Asset Value:
Class A — Redemption price per share	$9.96
Class C — Offering price per share (b)	9.96
Class R5 — Offering and redemption price per share	9.97
Select Class — Offering and redemption price per share	9.97
Class A maximum sales charge	3.75%
Class A maximum public offering price per share [net asset value per share/(100% – maximum sales charge)]	$10.35

Cost of investments in non-affiliates	$58,151
Cost of investments in affiliates	253,394
Cost of foreign currency	— (a)
Premiums paid on swaps	1,700
Premiums received on swaps	17,097

(a)	Amount rounds to less than $1,000.

(b)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2009        J.P. MORGAN INCOME FUNDS   15

STATEMENT OF OPERATIONS
FOR THE PERIOD ENDED FEBRUARY 28, 2009 (a)

(Amounts in thousands)

Strategic Income Opportunities Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$503
Dividend income from non-affiliates	22
Dividend income from affiliates (b)	368
Total investment income	893

EXPENSES:
Investment advisory fees	108
Administration fees	27
Distribution fees:
Class A	— (c)
Class C	— (c)
Shareholder servicing fees:
Class A	— (c)
Class C	— (c)
Class R5	— (c)
Select Class	59
Custodian and accounting fees	12
Professional fees	113
Trustees’ and Chief Compliance Officer’s fees	— (c)
Printing and mailing costs	18
Registration and filing fees	70
Transfer agent fees	7
Other	8
Total expenses	422
Less amounts waived	(140)
Less earnings credits	— (c)
Less expense reimbursements	(102)
Net expenses	180
Net investment income (loss)	713

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	$122
Futures	462
Options written	5
Swaps	(438)
Net realized gain (loss)	151
Change in net unrealized appreciation (depreciation) of:
Investments in non-affiliates	(542)
Futures	(26)
Foreign currency translations	— (c)
Swaps	(2,004)
Unfunded commitments	(334)
Change in net unrealized appreciation (depreciation)	(2,906)
Net realized/unrealized gains (losses)	(2,755)
Change in net assets resulting from operations	$(2,042)

(a)	Commencement of operations was October 13, 2008.

(b)	Includes reimbursements of investment advisory, administration and shareholder servicing fees. Please see Fees and Other Transactions with Affiliates in the Notes to Financial Statements.

(c)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

16   J.P. MORGAN INCOME FUNDS        FEBRUARY 28, 2009

STATEMENT OF CHANGES IN NET ASSETS
FOR THE PERIOD INDICATED

(Amounts in thousands)

Strategic Income Opportunities Fund
Period Ended 2/28/2009(a)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$713
Net realized gain (loss)	151
Change in net unrealized appreciation (depreciation)	(2,906)
Change in net assets resulting from operations	(2,042)

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(3)
From net realized gains	(1)
Class C
From net investment income	(1)
From net realized gains	(1)
Class R5
From net investment income	(1)
From net realized gains	(1)
Select Class
From net investment income	(602)
From net realized gains	(588)
Total distributions to shareholders	(1,198)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	348,995

NET ASSETS:
Change in net assets	345,755
Beginning of period	—
End of period	$345,755
Accumulated undistributed (distributions in excess of) net investment income	$133

(a)	Commencement of operations was October 13, 2008.

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2009        J.P. MORGAN INCOME FUNDS   17

STATEMENT OF CHANGES IN NET ASSETS
FOR THE PERIOD INDICATED (continued)

(Amounts in thousands)

	Strategic Income Opportunities Fund
	Period Ended 2/28/2009(a)
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$4,125
Dividends and distributions reinvested	3
Cost of shares redeemed	(2)
Change in net assets from Class A capital transactions	$4,126
Class C
Proceeds from shares issued	$967
Dividends and distributions reinvested	2
Cost of shares redeemed	—	(b)
Change in net assets from Class C capital transactions	$969
Class R5
Proceeds from shares issued	$50
Dividends and distributions reinvested	1
Change in net assets from Class R5 capital transactions	$51
Select Class
Proceeds from shares issued	$345,451
Dividends and distributions reinvested	1,021
Cost of shares redeemed	(2,623)
Change in net assets from Select Class capital transactions	$343,849

Total change in net assets from capital transactions	$348,995

SHARE TRANSACTIONS:
Class A
Issued	410
Reinvested	—	(c)
Redeemed	—	(c)
Change in Class A Shares	410
Class C
Issued	96
Reinvested	—	(c)
Redeemed	—	(c)
Change in Class C Shares	96
Class R5
Issued	5
Reinvested	—	(c)
Change in Class R5 Shares	5
Select Class
Issued	34,335
Reinvested	104
Redeemed	(263)
Change in Select Class Shares	34,176

(a)	Commencement of operations was October 13, 2008.

(b)	Amount rounds to less than $1,000.

(c)	Amount rounds to less than 1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

18   J.P. MORGAN INCOME FUNDS        FEBRUARY 28, 2009

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FEBRUARY 28, 2009        J.P. MORGAN INCOME FUNDS   19

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

					Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Total distributions
Strategic Income Opportunities Fund
Class A
October 13, 2008 (e) through February 28, 2009	$10.00	$0.09	(f)	$0.15	$0.24	$(0.11)	$(0.17)	$(0.28)

Class C
October 13, 2008 (e) through February 28, 2009	10.00	0.08	(f)	0.15	0.23	(0.10)	(0.17)	(0.27)

Class R5
October 13, 2008 (e) through February 28, 2009	10.00	0.14	(f)	0.13	0.27	(0.13)	(0.17)	(0.30)

Select Class
October 13, 2008 (e) through February 28, 2009	10.00	0.11	(f)	0.15	0.26	(0.12)	(0.17)	(0.29)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.

(e)	Commencement of operations.

(f)	Calculated based on average shares outstanding.

SEE NOTES TO FINANCIAL STATEMENTS.

20   J.P. MORGAN INCOME FUNDS        FEBRUARY 28, 2009

		Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (b)(c)	Net assets end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)

$ 9.96	2.46%	$4,084	1.00%	2.24%	1.68%	60%

9.96	2.29	958	1.50	2.00	2.34	60

9.97	2.71	51	0.55	3.69	1.89	60

9.97	2.65	340,662	0.75	2.99	1.76	60

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2009        J.P. MORGAN INCOME FUNDS   21

NOTES TO FINANCIAL STATEMENTS
AS OF FEBRUARY 28, 2009

1. Organization

JPMorgan Trust I (the “Trust”) was formed on November 12, 2004, as a Delaware statutory trust, pursuant to a Declaration of Trust dated November 5, 2004 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following is a separate fund of the Trust (the “Fund”) covered by this report:

Classes Offered
Strategic Income Opportunities Fund	Class A, Class C, Class R5 and Select Class

The Fund commenced operations on October 13, 2008.

Class A Shares generally provide for a front-end sales charge while Class C Shares provide for a contingent deferred sales charge (“CDSC”). No sales charges are assessed with respect to Class R5 and Select Class Shares. All classes of shares have equal rights as to earnings, assets and voting privileges except that each class may bear different distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Fund’s prospectus.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Trust in preparation of its financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

A.  Valuation of Investments — Fixed income securities (other than certain short-term investments maturing in less than 61 days) are valued each day based on readily available market quotations received from third party broker-dealers of comparable securities or independent or affiliated pricing services approved by the Board of Trustees. Such pricing services and broker-dealers will generally provide bid-side quotations. Generally, short-term investments (other than certain high yield securities) maturing in less than 61 days are valued at amortized cost, which approximates market value. Certain investments of the Fund may, depending upon market conditions, trade in relatively thin markets and/or in markets that experience significant volatility. As a result of these conditions, the prices used by the Fund to value securities may differ from the value that would be realized if these securities were sold and the differences could be material. Futures and options shall generally be valued on the basis of available market quotations. Swaps and other derivatives are valued daily primarily using independent or affiliated pricing services approved by the Board of Trustees. If valuations are not available from such services or values received are deemed not representative of market value, values will be obtained from a third party broker-dealer or counterparty. Investments in other open-end investment companies are valued at such investment company’s current day closing net asset value per share. Equity securities listed on a North American, Central American, South American or Caribbean securities exchange shall generally be valued at the last sale price on the exchange on which the security is principally traded that is reported before the time when the net assets of the Fund are valued. The value of securities listed on The NASDAQ Stock Market LLC shall generally be the NASDAQ Official Closing Price.

Securities or other assets for which market quotations are not readily available or for which market quotations do not represent the value at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could have been material.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to significant market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

Statement of Financial Accounting Standards No. 157 — Fair Value Measurements — (“SFAS 157”) defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. SFAS 157 requires disclosure surrounding the various inputs that are used in determining the fair value of the Fund’s investments. These inputs are summarized into the three broad levels listed below.

•	Level 1 — quoted prices in active markets for identical securities

•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

22   J.P. MORGAN INCOME FUNDS        FEBRUARY 28, 2009

The following is a summary of the inputs used as of February 28, 2009 in valuing the Fund’s assets and liabilities carried at fair value (amounts in thousands):

Valuation Inputs	Investments in Securities	Appreciation in Other Financial Instruments*	Depreciation in Other Financial Instruments*
Level 1 — Quoted prices	$257,004	$57	$(83)
Level 2 — Other significant observable inputs	50,617	736	(2,740)
Level 3 — Significant unobservable inputs	3,382	—	—
Total	$311,003	$793	$(2,823)

SFAS 157 also requires a reconciliation of assets and liabilities for which significant unobservable inputs (Level 3) were used in determining fair value (amounts in thousands):

	Investments in Securities	Other Financial Instruments*
Balance as of 10/13/08	$—	$—
Realized gain (loss)	—	—
Change in unrealized appreciation (depreciation)	—	—
Net amortization/accretion	—	—
Net purchases (sales)	3,382	—
Net transfers in (out) of Level 3	—	—
Balance as of 02/28/09	$3,382	$—

*	Other financial instruments may include futures, forwards and swap contracts.

The change in unrealized appreciation (depreciation) attributable to the security owned at February 28, 2009, which was valued using significant unobservable inputs (Level 3) amounted to approximately $(1,000). This amount is included in Change in net unrealized appreciation (depreciation) of investments in non-affiliates on the Statement of Operations and Statement of Changes in Net Assets.

Transfers into Level 3 are valued utilizing values as of the end of the period and transfers out of Level 3 are valued utilizing values as of the beginning of the period.

B.  Loan Participations and Assignments — The Fund may invest in loan participations and assignments of all or a portion of loans. When the Fund purchases a loan participation, the Fund typically enters into a contractual relationship with the lender or third party selling such participations (“Selling Participant”), but not the borrower. In contrast, the Fund has direct rights against the borrower on a loan when it purchases an assignment. As a result, the Fund assumes the credit risk of the borrower, and with respect to loan participations, the Selling Participant and any other persons interpositioned between the Fund and the borrower (“Intermediate Participants”). The Fund may not benefit directly from the collateral supporting the senior loan in which it has purchased the loan participation.

C.  Unfunded Commitments —The Fund may enter into commitments to buy and sell investments including commitments to buy loan assignments and participations to settle on future dates as part of its normal investment activities. The unrealized appreciation/depreciation from unfunded commitments is reported in the financial statements. Credit risks exist on these commitments to the extent of any difference between the sales price and current market value of the underlying securities sold. Market risk exists on these commitments to buy to the same extent as if the securities were owned on a settled basis and gains and losses are recorded and reported in the same manner. However, during the commitment period, these investments earn no interest or dividends.

At February 28, 2009, the Fund had the following unfunded loan commitments which could be extended at the option of the borrower (amounts in thousands):

				Commitments
Security Description	Term	Maturity Date	Rate	Amount	Value
Abitibi	Term Loan	03/30/09	11.500%	$713	$706
Calpine Corp.	First Priority Lien	03/29/14	4.335	1,455	1,440
CCO Holdings LLC	Third Lien	09/06/14	3.959	1,920	1,755
Claire’s Stores	Term Loan B	05/29/14	3.221	51	49
Claire’s Stores	Term Loan B	05/29/14	4.209	22	22

FEBRUARY 28, 2009        J.P. MORGAN INCOME FUNDS   23

NOTES TO FINANCIAL STATEMENTS
AS OF FEBRUARY 28, 2009 (continued)

				Commitments
Security Description	Term	Maturity Date	Rate	Amount	Value
Clarke American Corp.	Term Loan B	06/27/14	2.979	$294	$ 287
Clarke American Corp.	Term Loan B	06/27/14	3.935	51	50
Clarke American Corp.	Term Loan B	06/27/14	3.959	259	253
Christal Inorganic Chemicals (Millennium)	First Lien	05/15/14	3.709	1,280	1,227
Fontainebleau Las Vegas	Initial Term Loan	06/06/14	5.443	450	463
Smurfit Stone Container Enterprise	DIP	01/28/10	10.000	1,003	992
Smurfit Stone Container Enterprise	Term Loan	11/01/11	3.123	680	670
Spectrum Brands	Term Loan B	03/30/13	5.398	1,350	1,280
				$9,528	$9,194

D.  Futures Contracts —The Fund may enter into futures contracts as substitutes for securities in which the Fund can invest. The Fund may also use such futures to hedge various investments, for risk management and to increase income or gain. These contracts provide for the delayed delivery of securities at a fixed price at some future date or for the change in the value of a specified financial index over a predetermined time period. Upon entering into a futures contract, the Fund is required to pledge to the broker an amount of cash, U.S. government securities, or other assets, equal to a certain percentage of the contract amount. This is known as the initial margin deposit. Subsequent payments, known as variation margin, are made or received by the Fund periodically, depending on the fluctuations in fair value of the position. Variation margin is recorded as unrealized appreciation or depreciation until the contract is closed out, at which time the Fund realizes a gain or loss.

Use of long futures contracts subjects the Fund to risk of loss in excess of the amounts shown on the Statement of Assets and Liabilities, up to the notional value of the futures contracts. Use of short futures contracts subjects the Fund to unlimited risk of loss. The Fund may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Fund’s credit risk is limited to failure of the exchange or board of trade.

As of February 28, 2009, the Fund had outstanding futures contracts as listed on its Schedule of Portfolio Investments.

E.  Foreign Currency Translation — The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates of such currencies against the U.S. dollar. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held or sold during the period. Accordingly, such foreign currency gains (losses) are included in the reported net realized and unrealized gains (losses) on investment transactions.

Reported realized foreign currency gains or losses arise from the disposition of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. Unrealized foreign exchange gains and losses arise from changes (due to the changes in the exchange rate) in the value of foreign currency and other assets and liabilities denominated in foreign currencies, which are held at period end.

F.  Forward Foreign Currency Exchange Contracts — The Fund may enter into forward foreign currency exchange contracts (obligations to purchase or sell foreign currency in the future on a date and price fixed at the time the contracts are entered into) to manage the Fund’s exposure to foreign currency exchange fluctuations. The Fund may also enter into non-deliverable forwards (obligations to deliver in US dollars the difference between the prevailing market rate for the reference currency and the agreed upon exchange rate). The Fund may also enter into forward foreign currency exchange contracts to hedge against interest rate and currency risk, to generate gains for the Fund and/or as part of its risk management process. The values of the forward foreign currency exchange contracts are adjusted daily by reference to the applicable exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized appreciation or depreciation until the contract settlement date. When the forward contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract. The Fund is subject to off-balance sheet risk to the extent of the value of the contracts for purchases of foreign currency and in an unlimited amount for sales of foreign currency. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts.

G.  Written Options — When the Fund writes an option, an amount equal to the premium received by the Fund is included in the Fund’s Statement of Assets and Liabilities as an asset and corresponding liability. The amount of the liability is adjusted daily to reflect the current market value of the written option and the change is recorded as an unrealized gain or loss. When a written option expires on its stipulated expiration date, or when a closing transaction is entered into, the related liability is extinguished and the Fund realizes a gain or loss contingent on whether the cost of the

24   J.P. MORGAN INCOME FUNDS        FEBRUARY 28, 2009

closing transaction exceeds the premium received when the option was written. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether there has been a realized gain or loss. If a put option is exercised, the premium reduces the cost basis of the security.

The Fund writes options on securities, futures and interest rate swaps (“swaptions”). These options are settled for cash. Uncovered call options subject the Fund to unlimited risk of loss. Covered call options limit the upside potential of a security above the exercise price. Put options subject the Fund to loss only to the extent of the value of the underlying security. The Fund, however, is not subject to credit risk on written options as the counterparty has already performed its obligation by paying the premium at the inception of the contract.

Transactions in written options during the period ended February 28, 2009 were as follows (amounts in thousands, except number of contracts):

	Number of Contracts	Premiums Received
Options outstanding at October 13, 2008	—	$—
Options written	38	7
Options expired	(16)	(3)
Options terminated in closing purchase transactions	(22)	(4)
Options outstanding at February 28, 2009	—	$—

H.  Swaps — The Fund may engage in various swap transactions, including forward rate agreements, interest rate, currency, credit default, index, price lock and total return swaps, to manage credit, currency, duration and yield curve risks, or as alternatives to direct investments. Swap transactions are negotiated contracts between a Fund and a counterparty to exchange swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals.

The value of a swap agreement is recorded as either an asset or a liability on the Statement of Assets and Liabilities at the beginning of the measurement period. Any upfront payments made or received upon entering a swap are recorded as an asset or liability, respectively. The change in value of swaps, including accruals of periodic amounts of interest to be paid or received on swaps, is reported as unrealized gain or loss in the Statement of Operations. A realized gain or loss is recorded upon payment or receipt of a periodic payment or termination of a swap agreement. Upfront payments made or received are recorded as a realized gain or loss upon termination of the agreement. The value of swap agreements is recognized in the Statement of Assets and Liabilities; the risk of loss may exceed such amounts. The Fund may be exposed to market risk related to unfavorable changes in interest rates or in the price or return of underlying instruments; counterparty credit risk related to the swap counterparty’s failure to perform under contract terms; liquidity risk related to the lack of a liquid market for these contracts allowing the fund to close out its position; and, documentation risk related to disagreement on the meaning of contract terms. Notional amounts of swap agreements, presented in the Schedule of Portfolio Investments, are used to express the extent of involvement in these transactions.

Credit Default Swaps

The Fund enters into credit default swaps to simulate long and short bond positions or to take an active long or short position with respect to the likelihood of a default or credit event by the issuer of the underlying reference obligation. Credit default swaps are also used to hedge against the risk of default where the Fund has exposure in its investment portfolio.

The underlying reference obligation may be a single issuer of corporate or sovereign debt, a basket of issuers or a credit index. A credit index is a list of credit instruments or exposures that reference a fixed number of obligors with shared characteristics that represents some part of the credit market as a whole. Index credit default swap have standardized terms including a fixed spread and standard maturity dates. The composition of the obligations within a particular index changes periodically.

Credit default swaps involve one party, the protection buyer, making a stream of payments, to another party, the protection seller, in exchange for the right to receive a contingent payment if there is a credit event related to the underlying reference obligation. In the event that the reference obligation matures prior to the termination date of the contract, a similar security will be substituted for the duration of the contract term. Credit events are defined under individual swap agreements and generally include bankruptcy, failure to pay, restructuring, repudiation/moratorium, obligation acceleration and obligation default.

If a credit event occurs, the Fund, as a protection seller, would be obligated to make a payment, which may be either: (i) a net cash settlement equal to the notional amount of the swap less the anticipated recovery value of the reference obligation or (ii) the notional amount of the swap in exchange for the delivery of the reference obligation. Selling protection effectively adds leverage to a fund’s portfolio up to the notional amount of swap agreements. The notional amount represents the maximum potential liability under a contract and is not reflected in the Statement of Assets and Liabilities. Potential liabilities under these contracts may be reduced by anticipated recovery rates of the underlying reference obligations, upfront payments received at the inception of a swap and net amounts received from credit default swaps purchased with the identical reference obligation.

FEBRUARY 28, 2009        J.P. MORGAN INCOME FUNDS   25

NOTES TO FINANCIAL STATEMENTS
AS OF FEBRUARY 28, 2009 (continued)

Price Lock Swaps

Price lock swap agreements involve the exchange of cash flows by the Fund with another party based on the price differential between the market price at termination and a fixed forward price (the “price lock”) of a debt obligation. Both parties agree to exchange a payment for the price differential on the debt obligation with respect to the notional amount. At inception, the price lock is generally designed such that the fair value of the swap is zero. At the termination date, a net cash flow is exchanged, where the payoff amount is equivalent to the difference between the realized price differential of the market price of the debt obligation and the price lock multiplied by the notional amount. As a receiver of the realized price differential, the Fund would receive the payoff amount when the realized price differential of the debt obligation is greater than the price lock and would owe the payoff amount when the differential is less than the price lock. As a payer of the realized price differential, the Fund would owe the payoff amount when the realized price differential of the debt obligation is greater than the price lock and would receive the payoff amount when the differential is less than the price lock.

Interest Rate Swaps

Interest rate swap agreements involve the exchange by the Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to the notional amount of principal. The types of interest rate swap agreements the Fund may invest in are: (1) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate or “cap”, (2) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate or “floor”, (3) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (4) callable interest rate swaps, under which a counterparty may terminate the swap transaction in whole at zero cost by a predetermined date and time prior to expiration date.

As of February 28, 2009, the Fund had outstanding swap agreements as listed on its Schedule of Portfolio Investments.

I. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method adjusted for amortization of premiums and accretion of discounts. Dividend income less foreign taxes withheld, if any, is recorded on the ex-dividend date or when the Fund first learns of the dividend.

Purchases of TBA, when-issued or delayed delivery securities may be settled a month or more after the trade date; interest income is not accrued until settlement date. It is the Fund’s policy to reserve assets with a current value at least equal to the amount of its TBA, when-issued or delayed delivery purchase commitments.

J.  Allocation of Income and Expenses — In calculating the net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Expenses directly attributable to a fund are charged directly to that fund while the expenses attributable to more than one fund of the Trust are allocated among the respective funds. Each class of shares bears its pro-rata portion of expenses attributable to the Fund, except that each class separately bears expenses related specifically to that class, such as distribution and shareholder servicing fees.

K.  Federal Income Taxes — The Fund is treated as a separate taxable entity for Federal income tax purposes. The Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. Accordingly, no provision for Federal income tax is necessary.

Financial Accounting Standards Board (the “FASB”) Interpretation No. 48, “Accounting for Uncertainty in Income Taxes — an Interpretation of FASB Statement No. 109” (the “Interpretation”) establishes for all entities, including pass-through entities such as the Fund, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. The Fund has recorded no tax liabilities pursuant to the Interpretation. However, the conclusions regarding the Interpretation may be subject to review and adjustment at a later date based on factors including, but not limited to, further interpretation from FASB, new tax laws, regulations and interpretations thereof. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund’s federal tax returns for the prior three fiscal years, or since inception if shorter, remain subject to examination by the Internal Revenue Service.

L.  Dividends and Distributions to Shareholders — Dividends from net investment income are declared and paid monthly. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed at least annually. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

26   J.P. MORGAN INCOME FUNDS        FEBRUARY 28, 2009

The following amounts were reclassified within the capital accounts (amounts in thousands):

Paid-in-capital		Accumulated Undistributed/ (Overdistributed) Net Investment Income	Accumulated Net Realized Gain (Loss) on Investments
$—	(a)	$27	$(27)

(a)	Amount rounds to less than $1,000.

The reclassifications for the Fund relate primarily to periodic payments from swap contracts.

M.  Recent Accounting Pronouncement — In March 2008, Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“SFAS 161”) was issued and is effective for fiscal years and interim years beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about a fund’s derivative and hedging activities. Management is currently evaluating the impact the adoption of SFAS 161 will have on the Fund’s financial statement disclosures.

3. Fees and Other Transactions with Affiliates

A.  Investment Advisory Fee — Pursuant to the Investment Advisory Agreement, JPMorgan Investment Management Inc. (the “Advisor”) acts as the investment advisor to the Fund. The Advisor is a wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”). The Advisor supervises the investments of the Fund and for such services is paid a fee. The fee is accrued daily and paid monthly based on the Fund’s average daily net assets at an annual fee rate of 0.45%.

The Advisor waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F.

The Fund may invest in one or more money market funds advised by the Advisor or its affiliates. The Advisor, Administrator and Shareholder Servicing Agent reimburse to the Fund an amount sufficient to offset the respective fees each charges to the affiliated money market fund on the Fund’s investment in such affiliated money market fund. A portion of the reimbursement is voluntary.

The amount of these waivers/reimbursements resulting from investments in the money market funds for the period ended February 28, 2009 was approximately $39,000.

B.  Administration Fee — Pursuant to an Administration Agreement, JPMorgan Funds Management, Inc. (the “Administrator”), an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Fund. In consideration of these services, the Administrator receives a fee computed daily and paid monthly at the annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the JPMorgan Fund Complex (excluding funds of funds other than JPMorgan International Markets Fund and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the period ended February 28, 2009, the annualized effective rate was 0.11% of the Fund’s average daily net assets.

The Administrator waived Administration fees as outlined in Note 3.F.

J.P. Morgan Investor Services, Co. (“JPMIS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as the Fund’s Sub-administrator (the “Subadministrator”). For its services as Sub-administrator, JPMIS receives a portion of the fees payable to the Administrator.

C.  Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trust’s exclusive underwriter and promotes and arranges for the sale of the Fund’s shares.

The Board of Trustees has adopted a Distribution Plan (the “Distribution Plan”) for Class A and Class C Shares of the Fund in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that the Fund shall pay distribution fees, including payments to the Distributor, at annual rates of 0.25% and 0.75% of the average daily net assets of Class A and Class C Shares, respectively.

In addition, the Distributor is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the period ended February 28, 2009, the Distributor did not retain a CDSC and retained a front-end sales charge of approximately $3,000.

D.  Shareholder Servicing Fees — The Trust, on behalf of the Fund, has entered into a Shareholder Servicing Agreement with the Distributor under which the Distributor provides certain support services to the shareholders. For performing these services, the Distributor receives a fee that is computed daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

Class A	Class C	Class R5	Select Class
0.25%	0.25%	0.05%	0.25%

FEBRUARY 28, 2009        J.P. MORGAN INCOME FUNDS   27

NOTES TO FINANCIAL STATEMENTS
AS OF FEBRUARY 28, 2009 (continued)

The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Fund under which the Distributor will pay all or a portion of such fees earned to financial intermediaries for performing such services.

The Distributor waived Shareholder Servicing fees as outlined in Note 3.F.

E.  Custodian and Accounting Fees — JPMorgan Chase Bank, N.A. (“JPMCB”), an affiliate of the Fund, provides portfolio custody and accounting services for the Fund. The amounts paid directly to JPMCB by the Fund for custody and accounting services are included in Custodian and accounting fees in the Statement of Operations. The custodian fees may be reduced by credits earned by the Fund, based on uninvested cash balances held by the custodian. Such earnings credits are presented separately in the Statement of Operations.

Interest expense, if any, paid to the custodian related to cash overdrafts is included in Interest expense to affiliates in the Statement of Operations.

F.  Waivers and Reimbursements — The Advisor, Administrator and Distributor have contractually agreed to waive fees and/or reimburse the Fund to the extent that total annual operating expenses (excluding acquired fund fees and expenses, dividend expense related to short sales, interest, taxes, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed the percentages of the Fund’s respective average daily net assets as shown in the table below:

Class A	Class C	Class R5	Select Class
1.00%	1.50%	0.55%	0.75%

The contractual expense limitation agreement was in effect for the period ended February 28, 2009. The expense limitation percentages in the table above are in place until at least August 10, 2009.

For the period ended February 28, 2009, the Fund’s service providers waived fees and/or reimbursed expenses for the Fund as follows (amounts in thousands). None of these parties expect the Fund to repay any such waived fees and reimbursed expenses in future years.

Contractual Waivers
Investment Advisory	Administration	Shareholder Servicing	Total	Contractual Reimbursements
$101	$27	$12	$140	$102

G.  Other — Certain officers of the Trust are affiliated with the Advisor, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Fund for serving in their respective roles.

The Board of Trustees appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees in the Statement of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as a Trustee. The deferred fees are invested in various JPMorgan Funds until distribution in accordance with the Plan.

During the period ended February 28, 2009, the Fund may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Advisor.

The Securities and Exchange Commission has granted an exemptive order permitting the Fund to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments subject to certain conditions.

4. Investment Transactions

During the period ended February 28, 2009, purchases and sales of investments (excluding short-term investments) were as follows (amounts in thousands):

Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)	Purchases of U.S. Government	Sales of U.S. Government
$60,323	$2,724	$7,479	$7,495

28   J.P. MORGAN INCOME FUNDS        FEBRUARY 28, 2009

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of the investment securities at February 28, 2009, were as follows (amounts in thousands):

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$311,545	$1,184	$1,726	$(542)

The tax character of distributions paid during the period ended February 28, 2009 was as follows (amounts in thousands):

Total Distributions Paid From:
Ordinary Income	Total Distributions Paid
$1,198	$1,198

At February 28, 2009, the components of net assets (excluding paid in capital) on a tax basis were as follows (amounts in thousands):

Current Distributable Ordinary Income	Current Distributable Long Term Capital Gain or (Tax Basis Capital Loss Carryover)	Unrealized Appreciation (Depreciation)
$286	$—	$(2,860)

The cumulative timing differences primarily consist of mark to market of futures contracts, post-October loss deferrals and distribution payable.

Net capital losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of the Fund’s next taxable year. For the period ended February 28, 2009, the Fund deferred to March 1, 2009 post October losses of (amounts in thousands):

Capital Losses	Currency Losses
$493	$—

(a)	Amount rounds to less than $1,000.

6. Borrowings

The Fund relies upon an exemptive order (“Order”) permitting the establishment and operation of an Interfund Lending Facility (“Facility”). The Facility allows the Fund to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The Interfund Loan Rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPMorgan Trust II and may be relied upon by the Fund because it is an investment company in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

In addition, the Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the JPMorgan Funds including the Fund. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 17, 2009.

The Fund had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility at February 28, 2009, or at any time during the period.

Interest expense paid, if any, as a result of borrowings from another fund or from the unsecured, uncommitted credit facility is included in Interest expense to affiliates in the Statement of Operations.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against each Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

FEBRUARY 28, 2009        J.P. MORGAN INCOME FUNDS   29

NOTES TO FINANCIAL STATEMENTS
AS OF FEBRUARY 28, 2009 (continued)

One or more affiliates of the Fund’s investment advisor have investment discretion with respect to their clients’ holdings in the Fund, which collectively represent a significant portion of the Fund’s assets. Significant shareholder transactions, if any, may impact the Fund’s performance.

The Fund is subject to interest rate and credit risk. The value of debt securities may decline as interest rates increase. The Fund could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it is due. The ability of the issuers of debt to meet their obligations may be affected by the economic and political developments in a specific industry or region.

The Fund is also subject to counterparty credit risk, which is the risk that a counterparty fails to perform on agreements with the Fund such as swap and option contracts, credit linked notes and TBA securities.

The Fund is subject to risks associated with securities with contractual cash flows including asset backed and mortgage related securities such as collateralized mortgage obligations, mortgage pass through securities and commercial mortgage backed securities, including securities backed by sub-prime mortgage loans. The value, liquidity and related income of these securities are sensitive to changes in economic conditions, including real estate value, pre-payments, delinquencies and/or defaults, and may be adversely affected by shifts in the market’s perception of the issuers and changes in interest rates.

The Fund is party to various derivative contracts governed by International Swaps and Derivatives Association Master Agreements (ISDA agreements). The Fund’s ISDA agreements, which are separately negotiated with each dealer counterparty, may contain provisions allowing, absent other considerations, a counterparty to exercise rights, to the extent not otherwise waived, against the Fund in the event the Fund’s net assets decline over time by a pre-determined percentage or fall below a pre-determined floor. Such rights often include the ability to terminate (i.e., close out) open contracts at prices which may favor the counterparty, which could have an adverse impact on the Fund.

30   J.P. MORGAN INCOME FUNDS        FEBRUARY 28, 2009

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of JPMorgan Trust I and the Shareholders of
JPMorgan Strategic Income Opportunities Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of JPMorgan Strategic Income Opportunities Fund (a separate fund of JPMorgan Trust I) (hereafter referred to as the “Fund”) at February 28, 2009, and the results of its operations, the changes in its net assets and the financial highlights for the period October 13, 2008 (commencement of operations) through February 28, 2009, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at February 28, 2009 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
April 28, 2009

FEBRUARY 28, 2009        J.P. MORGAN INCOME FUNDS   31

TRUSTEES
(Unaudited)

The Fund’s Statement of Additional Information includes additional information about the Fund’s Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the JPMorgan Funds’ website at www.jpmorganfunds.com.

Name (Year of Birth); Positions With the Fund (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex
Independent Trustees
William J. Armstrong (1941); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 1987.	Retired; CFO and Consultant, EduNeering, Inc. (internet business education supplier) (2000–2001); Vice President and Treasurer, Ingersoll–Rand Company (manufacturer of industrial equipment) (1972–2000).	138	None.
John F. Finn (1947); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1998.	President and Chief Executive Officer, Gardner, Inc. (wholesale distributor to outdoor power equipment industry) (1979–present).	138	Director, Cardinal Health, Inc. (CAH) (1994–present); Chairman, Greif, Inc. (GEF) (packaging manufacturer) (2007–present).
Dr. Matthew Goldstein (1941); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 2003.	Chancellor, City University of New York (1999–present); President, Adelphi University (New York) (1998–1999).	138	Director, Bronx-Lebanon Hospital Center; Director, United Way of New York City (2002–present).
Robert J. Higgins (1945); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 2002.	Retired; Director of Administration of the State of Rhode Island (2003–2004); President — Consumer Banking and Investment Services, Fleet Boston Financial (1971–2001).	138	None.
Peter C. Marshall (1942); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1985.	Self-employed business consultant (2000–present); Senior Vice President, W.D. Hoard, Inc. (corporate parent of DCI Marketing, Inc.) (2000–2002); President, DCI Marketing, Inc. (1992–2000).	138	Director, Center for Deaf and Hard of Hearing (1990–present).
Marilyn McCoy* (1948); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1999.	Vice President of Administration and Planning, Northwestern University (1985–present).	138	Trustee, Carleton College (2003–present).
William G. Morton, Jr. (1937); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 2003.	Retired; Chairman Emeritus (2001–2002), and Chairman and Chief Executive Officer, Boston Stock Exchange (1985–2001).	138	Trustee, Stratton Mountain School (2001–present).

32   J.P. MORGAN INCOME FUNDS        FEBRUARY 28, 2009

Name (Year of Birth); Positions With the Fund (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex
Independent Trustees (continued)
Robert A. Oden, Jr. (1946); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1997.	President, Carleton College (2002–present); President, Kenyon College (1995–2002).	138	Trustee, American University in Cairo (1999–present); Trustee, Carleton College (2002–present).
Fergus Reid, III (1932); Trustee of Trust (Chairman) since 2005; Trustee (Chairman) of heritage JPMorgan Funds since 1987.	Chairman, Joe Pietryka, Inc. (formerly Lumelite Corporation) (plastics manufacturing) (2003–present); Chairman and Chief Executive Officer, Lumelite Corporation (1985–2002).	138	Trustee, Morgan Stanley Funds (164 portfolios) (1992–present).
Frederick W. Ruebeck (1939); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1994.	Advisor, Jerome P. Green & Associates, LLC (broker-dealer) (2000–present); Chief Investment Officer, Wabash College (2004–present); self-employed consultant (2000–present); Director of Investments, Eli Lilly and Company (pharmaceuticals) (1988–1999).	138	Trustee, Wabash College (1988–present); Chairman, Indianapolis Symphony Orchestra Foundation (1994–present).
James J. Schonbachler (1943); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 2001.	Retired; Managing Director of Bankers Trust Company (financial services) (1968–1998).	138	None.
Interested Trustees
Frankie D. Hughes** (1952), Trustee of Trust since 2008.	Principal and Chief Investment Officer, Hughes Capital Management, Inc. (fixed income asset management) (1993–present).	138	None.
Leonard M. Spalding, Jr.*** (1935); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 1998.	Retired; Chief Executive Officer, Chase Mutual Funds (investment company) (1989–1998); President and Chief Executive Officer, Vista Capital Management (investment management) (1990–1998); Chief Investment Executive, Chase Manhattan Private Bank (investment management) (1990–1998).	138
Director, Glenview Trust Company, LLC (2001–present); Trustee, St. Catherine College (1998–present); Trustee, Bellarmine University (2000–present); Director, Springfield-Washington County Economic Development Authority (1997–present); Trustee, Catholic Education Foundation (2005–present).

(1)	Each Trustee serves for an indefinite term, subject to the Trust’s current retirement policy, which is age 75 for all Trustees, except Mr. Reid for whom it is age 78.

(2)	A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The JPMorgan Funds Complex for which the Board of Trustees serves currently includes eight registered investment companies (138 funds).

*	Ms. McCoy has served as Vice President of Administration and Planning for Northwestern University since 1985. William M. Daley, Head of Corporate Responsibility for JPMorgan Chase & Co., has served as a member of the Board of Trustees of Northwestern University since 2005. The Funds’ investment adviser is a wholly-owned subsidiary of JPMorgan Chase & Co.

**	Ms. Hughes is treated as an “interested person” based on the portfolio holdings of clients of Hughes Capital Management, Inc.

***	Mr. Spalding is treated as an “interested person” due to his ownership of JPMorgan Chase stock.

The contact address for each of the Trustees is 245 Park Avenue, New York, NY 10167.

FEBRUARY 28, 2009        J.P. MORGAN INCOME FUNDS   33

OFFICERS
(Unaudited)

Name (Year of Birth), Positions Held with the Trust (Since)	Principal Occupations During Past 5 Years
George C.W. Gatch (1962), President (2005)
Managing Director, J.P. Morgan Investment Management Inc.; Director and President, JPMorgan Distribution Services, Inc. and JPMorgan Funds Management, Inc. since 2005. Mr. Gatch is CEO and President of the JPMorgan Funds. Mr. Gatch has been an employee of JPMorgan since 1986 and has held positions such as President and CEO of DKB Morgan, a Japanese mutual fund company, which was a joint venture between J.P. Morgan and Dai-Ichi Kangyo Bank, as well as positions in business management, marketing, and sales.

Robert L. Young (1963), Senior Vice President (2005)*
Director and Vice President, JPMorgan Distribution Services, Inc. and JPMorgan Funds Management, Inc.; Chief Operating Officer, JPMorgan Funds since 2005, and One Group Mutual Funds from 2001 until 2005. Mr. Young was Vice President and Treasurer, JPMorgan Funds Management, Inc. (formerly One Group Administrative Services), and Vice President and Treasurer, JPMorgan Distribution Services, Inc. (formerly One Group Dealer Services, Inc.) from 1999 to 2005.

Patricia A. Maleski (1960), Vice President and Chief Administrative Officer (2005), Treasurer and Principal Financial Officer (2008)	Managing Director, JPMorgan Funds Management, Inc.; Head of Funds Administration and Board Liaison, JPMorgan Funds. Ms. Maleski has been with JPMorgan Chase & Co. since 2001.
Frank J. Nasta (1964), Secretary (2008)
Managing Director and Associate General Counsel, JPMorgan Chase since 2008; Previously, Director, Managing Director, General Counsel and Corporate Secretary, J & W Seligman & Co. Incorporated; Secretary of each of the investment companies of the Seligman Group of Funds and Seligman Data Corp.; Director and Corporate Secretary, Seligman Advisors, Inc. and Seligman Services, Inc.

Stephen M. Ungerman (1953), Chief Compliance Officer (2005)	Managing Director, JPMorgan Chase & Co.; Mr. Ungerman was head of Fund Administration — Pooled Vehicles from 2000 to 2004. Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.
Paul L. Gulinello (1950), AML Compliance Officer (2005)
Vice President and Anti Money Laundering Compliance Officer for JPMorgan Asset Management Americas, additionally responsible for personal trading and compliance testing since 2004; Treasury Services Operating Risk Management and Compliance Executive supporting all JPMorgan Treasury Services business units from July 2000 to 2004.

Michael J. Tansley (1964), Controller (2008)
Vice President, JPMorgan Funds Management, Inc. since July 2008; prior to joining JPMorgan Chase, Mr. Tansley worked for General Electric, as Global eFinance Leader in GE Money from 2004 through 2008 and Vice President and Controller of GE Asset Management from 1998.

Elizabeth A. Davin (1964), Assistant Secretary (2008)*
Vice President and Assistant General Counsel, JPMorgan Chase since 2005; Senior Counsel, JPMorgan Chase (formerly Bank One Corporation) from 2004 to 2005; Assistant General Counsel and Associate General Counsel and Vice President, Gartmore Global Investments, Inc. from 1999 to 2004.

Jessica K. Ditullio (1962), Assistant Secretary (2005)*	Vice President and Assistant General Counsel, JPMorgan Chase since 2005; Ms. Ditullio has served as an attorney with various titles for JPMorgan Chase (formerly Bank One Corporation) since 1990.
John T. Fitzgerald (1975), Assistant Secretary (2008)	Vice President and Assistant General Counsel, JPMorgan Chase since 2005; Associate, Willkie Farr & Gallagher LLP (law firm) from 2002 to 2005.
Brian L. Duncan (1965), Assistant Treasurer (2008)*
Vice President, JPMorgan Funds Management, Inc. since June 2007; prior to joining JPMorgan Chase, Mr. Duncan worked for Penn Treaty American Corporation as Vice President and Controller from 2004 through 2007 and Assistant Vice President of Financial Reporting from 2003–2004.

Jeffrey D. House (1972), Assistant Treasurer (2006)*	Vice President, JPMorgan Funds Management, Inc. since July 2006; formerly, Senior Manager of Financial Services of BISYS Fund Services, Inc. from December 1995 until July 2006.
Laura S. Melman (1966), Assistant Treasurer (2006)	Vice President, JPMorgan Funds Management, Inc. since August, 2006, responsible for Taxation; Vice President of Structured Products at The Bank of New York Co., Inc. from 2001 until 2006.
Francesco Tango (1971), Assistant Treasurer (2007)	Vice President, JPMorgan Funds Management, Inc. since January 2003: Associate, JPMorgan Funds Management, Inc. since 1999.

The contact address for each of the officers, unless otherwise noted, is 245 Park Avenue, New York, NY 10167.

*	The contact address for the officer is 1111 Polaris Parkway, Columbus, OH 43240.

34   J.P. MORGAN INCOME FUNDS        FEBRUARY 28, 2009

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees and (2) ongoing costs, including investment advisory, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, October 13, 2008, and continued to hold your shares at the end of the reporting period, February 28, 2009.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value, October 13, 2008	Ending Account Value, February 28, 2009	Expenses Paid During Period October 13, 2008 to February 28, 2009	Annualized Expense Ratio
Strategic Income Opportunities Fund
Class A
Actual *	$1,000.00	$1,024.60	$3.86	1.00%
Hypothetical **	1,000.00	1,019.84	5.01	1.00
Class C
Actual *	1,000.00	1,022.90	5.78	1.50
Hypothetical **	1,000.00	1,017.36	7.50	1.50
Class R5
Actual *	1,000.00	1,027.10	2.12	0.55
Hypothetical **	1,000.00	1,022.07	2.76	0.55
Select Class
Actual *	1,000.00	1,026.50	2.89	0.75
Hypothetical **	1,000.00	1,021.08	3.76	0.75

*	Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 139/365 (to reflect the actual period). The Fund commenced operations on October 13, 2008.

**	Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

FEBRUARY 28, 2009        J.P. MORGAN INCOME FUNDS   35

THIS PAGE IS INTENTIONALLY LEFT BLANK

JPMorgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Funds Distribution Services at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

The Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the JPMorgan Funds’ website at www.jpmorganfunds.com.

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s holdings is available in the Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and a description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Fund to the Advisor. A copy of the Fund’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Fund’s website at www.jpmorganfunds.com no later than August 31 of each year. The Fund’s proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

© JPMorgan Chase & Co., 2009 All rights reserved. February 2009.	AN-SIOPP-209

Annual Report

J.P. Morgan Income Funds

February 28, 2009

JPMorgan Total Return Fund

CONTENTS

President’s Letter	1
Fund Summary	2
Schedule of Portfolio Investments	4
Financial Statements	18
Financial Highlights	24
Notes to Financial Statements	26
Report of Independent Registered Public Accounting Firm	35
Trustees	36
Officers	38
Schedule of Shareholder Expenses	39
Tax Letter	40

Investments in the Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on current market conditions and are subject to change without notice. These views are not intended to predict the future performance of the Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of the Fund.

Prospective investors should refer to the Fund’s prospectus for a discussion of the Fund’s investment objective, strategies and risks. Call JPMorgan Funds Service Center at (800) 480-4111 for a prospectus containing more complete information about the Fund including management fees and other expenses. Please read it carefully before investing.

PRESIDENT’S LETTER
MARCH 20, 2009 (Unaudited)

Dear Shareholder:

Just when some may have hoped that the arrival of spring would carry with it the promise of an early economic recovery, daily headlines remind us that we are still experiencing the chill of an extraordinary financial crisis having a significant impact on the real economy. Dismal unemployment reports, continued pressure on housing markets, and declines in gross domestic product presented a number of risks to our economy. Although there were a few modest signs of recovery, we have a long way to go before we fully emerge from this crisis.

“While it’s difficult to provide much evidence that the financial markets and the economy are stabilizing, some financial stresses that originally triggered this economic slide have abated somewhat.”

The federal government acted boldly to jump start our economy by passing a broad monetary stimulus package, but it is likely that additional measures, including actions to increase the transparency of financial losses and to remove toxic assets from banks’ balance sheets, will be necessary to move closer to recovery. As investor Warren Buffet remarked recently, “We’re in an economic war, and we’ve got to focus all of our resources to win it.”

While it’s difficult to provide much evidence that the financial markets and the economy are stabilizing, some financial stresses that originally triggered this economic slide have abated somewhat. For example, although the stock market is down very sharply from the start of 2009, volatility — while still double its normal levels — is about half as intense as it was three months after the Lehman Brothers collapse. Thanks in part to intensive government intervention, the spread between LIBOR and Treasury rates has narrowed, showing a measure of increased confidence among market participants. There were other signs of improvement in the commercial paper and credit markets.

Government bond buying pushes yields even lower

In an effort to lower long-term interest rates, the Federal Reserve (Fed) announced plans to buy an additional $750 billion in agency mortgage-backed securities, $100 billion in agency debt and, most notably, $300 billion in longer-term U.S. Treasury bonds. In response, the yield on 10-year Treasuries fell to 2.51% from above 3% the day before — the biggest one-day decline since the 1987 stock market crash.

Prior to the Fed’s announcement, U.S. Treasuries had already begun to lose some of their luster, due mainly to rising supply and a modest, yet gathering enthusiasm for non-government fixed income securities. For the year-to-date period ended February 28, 2009, U.S. Treasury bonds lost 3.43%, after gaining 13.74% last year. From December 31, 2008 to February 28, 2009, they underperformed U.S. mortgage-backed securities, which returned 0.77%, and municipal bonds, with a return of 4.21%. As of February 28, the 30-year Treasury bond closed at 3.71%, the 10-year Treasury bond closed at 3.02%, and the 3-year note closed at 1.40%.

Equity indexes continue to tumble

U.S. equities continued their record of substantial declines for the 12-months ended February 28, 2009. Among U.S. benchmarks, the Dow Jones Industrial Average, the S&P 500 Index and NASDAQ Composite Index returned –41%, –43% and –39% for the same period, respectively. According to the Russell Indexes, mid-cap stocks underperformed their small and large-cap stock counterparts (–47%, compared to –44% and –42% for large and small caps, respectively), while value equities fell more than their growth peers across all capitalization categories.

A disciplined approach to investing

Despite market volatility, we remain committed to our goal of reducing portfolio risk through our investment approach that emphasizes style purity, informed and disciplined security selection, and diversification. Above all, we seek investments that we expect to “behave” as anticipated within your broader portfolios.

While it may be tempting to leave your account statements unopened, I would encourage you to take a good, hard look at your asset allocation to ensure that it provides an appropriate level of risk exposure with respect to your financial goals. Your financial advisor can help you assess your risk tolerance and ensure that your portfolio is appropriately diversified among stocks, bonds, cash and other investments and offers the stability to withstand volatile market conditions.

On behalf of everyone at J.P. Morgan Asset Management, thank you for your continued confidence and trust. We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch
President and CEO
J.P. Morgan Funds

FEBRUARY 28, 2009        J.P. MORGAN INCOME FUNDS   1

JPMorgan Total Return Fund

FUND SUMMARY
AS OF FEBRUARY 28, 2009 (Unaudited)

FUND FACTS

Fund Inception	June 16, 2008
Fiscal Year End	Last day of February
Net Assets as of 2/28/2009 (In Thousands)	$650,661
Primary Benchmark	Barclays Capital U.S. Aggregate Index (formerly Lehman Brothers U.S. Aggregate Index)
Average Credit Quality	AA
Duration	4.6 Years

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan Total Return Fund, which seeks to provide high total return,* returned –4.64%** (Select Class Shares) for the period June 16, 2008 (inception date) through February 28, 2009, compared to the 4.02% return for the Barclays Capital U.S. Aggregate Index (formerly Lehman Brothers U.S. Aggregate Index) for the same period.

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	The Fund underperformed its benchmark for the period. Fixed income markets experienced much volatility and credit spread-widening due primarily to the deleveraging of large market participants and wide-ranging rating agency actions. Generally, when credit spreads of a particular group of securities widen, prices fall, yields increase and total returns decline, relative to comparable-duration U.S. Treasuries. Weak conditions within many financial firms aggravated investor concerns about financial firms’ capitalization. Throughout this turmoil, credit markets became more volatile and more illiquid, as investors lost confidence. Central banks globally responded by pouring enormous amounts of liquidity into the financial system. The liquidity that was provided to the system by central banks prevented a complete financial meltdown, but did not fully alleviate the selling pressures in the market. These pressures accelerated after the Lehman bankruptcy, which led to the Fund’s significant underperformance from September 2008 through November 2008.

The Fund’s underperformance was due primarily to mortgage-backed securities (MBS) and asset-backed securities (ABS), and in particular, our holdings in non-agency collateralized mortgage obligations (CMOs) and home equity loans. The market came under significant pressure due to liquidity concerns, deleveraging by banks and hedge funds and deteriorating fundamentals. Rating downgrades also accelerated, resulting in forced selling by market participants, generally due to their guideline restrictions. These sales accelerated credit spread-widening of the Fund’s non-agency positions significantly hindering returns. Similarly, credit spread-widening and continued volatility in the markets caused the Fund’s high-yield (junk bond) holdings to detract from performance, as spreads moved to all-time wide levels. Lastly, investment-grade corporate securities hurt performance due primarily to the Fund’s financial-related holdings, which experienced significant volatility given market concerns.

On the positive side, non-callable mortgages and agencies contributed to performance. The Fund’s bias toward higher-coupon mortgages and its tactical trading modestly aided the performance of agency mortgages. The Fund’s yield curve positioning (a curve that shows the relationship between yields and maturity dates for a set of similar bonds, usually Treasuries, at a given point in time) and duration (price sensitivity of a debt security or a portfolio of debt securities to relative changes in the interest rates) also helped returns.

Q:	HOW WAS THE FUND MANAGED?

A:	The portfolio management team balanced top-down macroeconomic themes with bottom-up security selection and interest rate management. The Fund also allocated its investments to extended sectors, such as emerging-market and high-yield debt. Although the Fund attempted to take advantage of market dislocations in order to provide positive total return versus its benchmark, the Fund was generally overweight in spread duration versus its index during the period, hurting the Fund’s performance. Spread duration is a measure of expected price sensitivity to changes in market spreads.

PORTFOLIO COMPOSITION***

Mortgage Pass-Through Securities	30.4%
Corporate Bonds	26.9
Collateralized Mortgage Obligations	7.4
U.S. Government Agency Securities	6.5
Asset-Backed Securities	5.7
U.S. Treasury Obligations	4.5
Commercial Mortgage-Backed Securities	1.4
Short-Term Investment	16.5
Others (each less than 1.0%)	0.7

*	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

**	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflect adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

***	Percentages indicated are based upon total long investments as of February 28, 2009. The Fund’s composition is subject to change.

2   J.P. MORGAN INCOME FUNDS        FEBRUARY 28, 2009

TOTAL RETURNS AS OF FEBRUARY 28, 2009

	INCEPTION DATE OF CLASS	SINCE INCEPTION
CLASS A SHARES
Without Sales Charge	6/16/08	(4.80)%
With Sales Charge*		(8.37)
CLASS C SHARES	6/16/08
Without CDSC		(5.17)
With CDSC**		(6.17)
CLASS R5 SHARES	6/16/08	(4.56)
SELECT CLASS SHARES	6/16/08	(4.64)

*	Sales Charge for Class A Shares is 3.75%.

**	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (6/16/08 TO 2/28/09)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on June 16, 2008.

The graph illustrates comparative performance for $1,000,000 invested in the Select Class Shares of the JPMorgan Total Return Fund, the Barclays Capital U.S. Aggregate Index and the Lipper Intermediate Investment Grade Index from June 16, 2008 to February 28, 2009. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the Lipper Intermediate Investment Grade Index reflects an initial investment at the end of the month closest to the Fund’s inception. The performance of the Barclays Capital U.S. Aggregate Index (formerly Lehman Brothers U.S. Aggregate Index) does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Intermediate Investment Grade Index includes expenses associated with mutual funds, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The Barclays Capital U.S. Aggregate Index is an unmanaged index that represents securities that are SEC registered, taxable and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. The Lipper Intermediate Investment Grade Index is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

FEBRUARY 28, 2009        J.P. MORGAN INCOME FUNDS   3

JPMorgan Total Return Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2009

(Amounts in thousands, except number of contracts)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — 115.4%
	Asset-Backed Securities — 7.7%
104	American Express Credit Account Master Trust, Series 2004-C, Class C, VAR, 0.961%, 02/15/12 (e)	95
1,450	Bank of America Credit Card Trust, Series 2006-C4, Class C4, VAR, 0.685%, 11/15/11 (m)	1,314
693	Capital One Prime Auto Receivables Trust, Series 2005-1, Class A4, VAR, 0.475%, 04/15/11 (m)	674
	Citigroup Mortgage Loan Trust, Inc.,
4,075	Series 2005-WF2, Class AF4, SUB, 4.964%, 08/25/35 (m)	2,909
7,168	Series 2006-WFH2, Class A2A, VAR, 0.624%, 08/25/36 (m)	4,381
	Countrywide Asset-Backed Certificates,
1,315	Series 2003-5, Class MF1, VAR, 5.413%, 01/25/34 (m)	694
10	Series 2004-1, Class 3A, VAR, 0.754%, 04/25/34 (m)	3
730	Series 2004-1, Class M1, VAR, 0.974%, 03/25/34 (m)	299
600	Series 2004-1, Class M2, VAR, 1.024%, 03/25/34 (m)	375
142	Series 2005-3, Class AF3, VAR, 4.823%, 08/25/35	133
1,766	Series 2005-4, Class AF3, VAR, 4.456%, 10/25/35 (m)	1,480
520	Series 2005-11, Class AF3, VAR, 4.778%, 02/25/36 (f)	313
2,504	Series 2006-3, Class 2A2, VAR, 0.654%, 06/25/36 (m)	2,020
7,620	Series 2006-11, Class 1AF2, VAR, 6.017%, 09/25/46 (m)	4,459
	Countrywide Home Equity Loan Trust,
130	Series 2004-1, Class A, VAR, 0.745%, 05/15/29 (f) (m)	26
155	Series 2004-K, Class 2A, VAR, 0.755%, 02/15/34 (m)	58
905	Credit-Based Asset Servicing and Securitization LLC, Series 2006-CB3, Class AV2, VAR, 0.584%, 03/25/36 (m)	876
3,356	First Franklin Mortgage Loan Asset Backed Certificates, Series 2006-FF4, Class A2, VAR, 0.664%, 03/25/36 (f)	1,980
594	Ford Credit Auto Owner Trust, Series 2007-A, Class A2A, 5.420%, 04/15/10	594
1,302	Granite Master Issuer plc, (United Kingdom), Series 2006-2, Class A4, VAR, 0.510%, 12/20/54	807
7,620	GSAA Trust, Series 2006-11, Class 2A2, VAR, 0.634%, 07/25/36	1,256
278	GSAMP Trust, Series 2005-WMC2, Class A2B, VAR, 0.734%, 11/25/35	258
5,550	Home Equity Asset Trust, Series 2006-3, Class 2A3, VAR, 0.654%, 07/25/36	4,353
	Long Beach Mortgage Loan Trust,
1,120	Series 2004-1, Class M1, VAR, 0.974%, 02/25/34	581
750	Series 2004-1, Class M2, VAR, 1.024%, 02/25/34	421
4,220	Series 2004-3, Class M1, VAR, 1.044%, 07/25/34	1,564
7,490	Series 2006-2, Class 2A3, VAR, 0.664%, 03/25/36	2,870
140	MASTR Asset Backed Securities Trust, Series 2006-AB1, Class A1, VAR, 0.614%, 02/25/36	139
740	New Century Home Equity Loan Trust, Series 2005-1, Class M1, VAR, 0.924%, 03/25/35	164
426	Newcastle Mortgage Securities Trust, Series 2006-1, Class A2, VAR, 0.594%, 03/25/36	420
248	Option One Mortgage Loan Trust, Series 2003-1, Class A2, VAR, 1.314%, 02/25/33	118
1,749	Peco Energy Transition Trust, Series 2000-A, Class A3, 7.625%, 03/01/10	1,750
1,460	PSE&G Transition Funding LLC, Series 2001-1, Class A6, 6.610%, 06/15/15	1,578
	Residential Asset Mortgage Products, Inc.,
2,115	Series 2006-EFC1, Class A2, VAR, 0.674%, 02/25/36	1,779
708	Series 2006-RS1, Class AI2, VAR, 0.704%, 01/25/36	552
5,733	Residential Asset Securities Corp., Series 2006-KS2, Class A3, VAR, 0.664%, 03/25/36	4,597
	RESI Finance LP, (Cayman Islands),
3,296	Series 2003-C, Class B3, VAR, 1.849%, 09/10/35 (e)	1,318
705	Series 2003-D, Class B3, VAR, 1.749%, 12/10/35 (e)	264
1,019	Series 2003-D, Class B4, VAR, 1.949%, 12/10/35 (e)	377
1,248	Series 2005-A, Class B3, VAR, 1.029%, 03/10/37 (e)	306
1,898	Securitized Asset Backed Receivables LLC Trust, Series 2006-WM1, Class A2B, VAR, 0.654%, 12/25/35	1,747
	Wachovia Asset Securitization, Inc.,
269	Series 2002-HE2, Class A, VAR, 0.904%, 12/25/32 (f)	102

SEE NOTES TO FINANCIAL STATEMENTS.

4   J.P. MORGAN INCOME FUNDS        FEBRUARY 28, 2009

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Asset-Backed Securities — Continued
167	Series 2003-HE3, Class A, VAR, 0.724%, 11/25/33	83
	Total Asset-Backed Securities (Cost $67,657)	50,087
	Collateralized Mortgage Obligations — 10.2%
	Agency CMO — 0.8%
	Federal Home Loan Mortgage Corp. REMICS,
84	Series 2508, Class PE, 5.500%, 05/15/28 (m)	84
4,717	Series 2701, Class ST, IF, IO, 6.545%, 08/15/21 (m)	295
55	Series 2750, Class IQ, IO, 5.000%, 10/15/21 (m)	—	(h)
398	Series 2772, Class GI, IO, 5.000%, 11/15/22 (m)	2
2,821	Series 2779, Class SM, IF, IO, 6.695%, 10/15/18 (m)	207
398	Series 2781, Class PI, IO, 5.000%, 10/15/23 (m)	1
5,645	Series 2861, Class GS, IF, IO, 6.745%, 01/15/21 (m)	178
1,554	Series 2891, Class LI, IO, 5.000%, 06/15/24 (m)	23
1,963	Series 2931, Class GA, 5.000%, 11/15/28 (m)	2,013
1,411	Series 2971, Class PI, IO, 5.500%, 03/15/26 (m)	45
275	Series 2980, Class QB, 6.500%, 05/15/35 (m)	291
2,796	Series 3149, Class IU, IO, 6.000%, 09/15/25 (m)	96
1,711	Federal National Mortgage Association REMICS, Series 2004-87, Class JI, IO, 5.000%, 11/25/30 (m)	122
8,104	Federal National Mortgage Association STRIPS, Series 378, Class 5, IO, 5.000%, 07/01/36 (m)	947
	Federal National Mortgage Association Whole Loan,
76	Series 2003-W3, Class 2A5, 5.356%, 06/25/42 (m)	76
1,017	Series 2003-W6, Class 1A41, 5.398%, 10/25/42 (m)	1,039
1,674	Government National Mortgage Association, Series 2004-44, Class PK, IO, 5.500%, 10/20/27	12
		5,431
	Non-Agency CMO — 9.4%
	Adjustable Rate Mortgage Trust,
118	Series 2005-4, Class 7A2, VAR, 0.704%, 08/25/35 (m)	49
571	Series 2005-5, Class 6A21, VAR, 0.704%, 09/25/35 (m)	276
110	Series 2005-6A, Class 2A1, VAR, 0.784%, 11/25/35 (m)	49
3,298	Banc of America Funding Corp., Series 2005-6, Class 2A8, 5.500%, 10/25/35 (m)	2,734
1,238	Citicorp Mortgage Securities, Inc., Series 2005-6, Class 1A6, 5.500%, 09/25/35 (m)	1,071
2,392	Citigroup Mortgage Loan Trust, Inc., Series 2007-12, Class 2A1, 6.500%, 10/25/36 (e)	1,070
13,578	CitiMortgage Alternative Loan Trust, Series 2006-A6, Class 1A4, 6.000%, 11/25/36 (m)	8,008
	Countrywide Alternative Loan Trust,
2,019	Series 2004-28CB, Class 3A1, 6.000%, 01/25/35	1,621
10,377	Series 2005-J14, Class A3, 5.500%, 12/25/35 (m)	6,084
3,506	Countrywide Home Loan Mortgage Pass Through Trust, Series 2006-10, Class 1A10, 5.850%, 05/25/36	2,872
4,244	Countrywide Home Loan Mortgage Pass-Through Trust, Series 2002-22, Class A20, 6.250%, 10/25/32 (m)	3,706
	CS First Boston Mortgage Securities Corp.,
203	Series 2003-29, Class 7A1, 6.500%, 12/25/33 (m)	171
603	Series 2004-5, Class 1A8, 6.000%, 09/25/34 (m)	603
3,310	Deutsche ALT-A Securities, Inc., Alternate Loan Trust, Series 2006-AR1, Class 1A2, VAR, 0.684%, 02/25/36 (m)	2,560
3,045	First Horizon Asset Securities, Inc., Series 2005-6, Class 1A1, 5.500%, 11/25/35	2,699
	Harborview Mortgage Loan Trust,
1,784	Series 2005-3, Class 2A1A, VAR, 0.706%, 06/19/35	790
2,535	Series 2005-13, Class 2A11, VAR, 0.746%, 02/19/36	1,035
1,110	Series 2006-8, Class 2A1A, VAR, 0.663%, 08/21/36	458
6,682	Lehman Mortgage Trust, Series 2007-8, Class 2A1, 6.500%, 09/25/37	3,846
520	Lehman XS Trust, Series 2005-7N, Class 1A1A, VAR, 0.744%, 12/25/35	208
3,036	Residential Accredit Loans, Inc., Series 2006-QS11, Class 1A1, 6.500%, 08/25/36	1,314
3,973	Residential Funding Mortgage Securities I, Series 2005-S7, Class A5, 5.500%, 11/25/35	3,219

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2009        J.P. MORGAN INCOME FUNDS   5

JPMorgan Total Return Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2009 (continued)

(Amounts in thousands, except number of contracts)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Non-Agency CMO — Continued
1,235	Structured Adjustable Rate Mortgage Loan Trust, Series 2004-6, Class 5A1, VAR, 4.965%, 06/25/34	1,202
501	Structured Asset Mortgage Investments, Inc., Series 2005-AR2, Class 2A1, VAR, 0.704%, 05/25/45	224
	WaMu Mortgage Pass-Through Certificates,
335	Series 2005-AR2, Class 2A21, VAR, 0.804%, 01/25/45	144
522	Series 2005-AR9, Class A1A, VAR, 0.794%, 07/25/45	255
581	Series 2005-AR15, Class A1A1, VAR, 0.734%, 11/25/45	276
345	Series 2005-AR17, Class A1A1, VAR, 0.744%, 12/25/45	155
352	Washington Mutual Alternative Mortgage Pass-Through Certificates, Series 2006-AR6, Class 1A, VAR, 0.664%, 07/25/46	155
	Wells Fargo Mortgage Backed Securities Trust,
621	Series 2003-2, Class A6, 5.250%, 02/25/18	609
9,330	Series 2003-M, Class A1, VAR, 4.709%, 12/25/33	7,600
804	Series 2003-N, Class 1A4, VAR, 4.595%, 12/25/33	778
831	Series 2004-F, Class A8, VAR, 4.740%, 06/25/34	752
1,430	Series 2006-AR3, Class A1, VAR, 5.704%, 03/25/36	810
6,868	Series 2007-AR4, Class A1, VAR, 5.997%, 08/25/37	3,607
		61,010
	Total Collateralized Mortgage Obligations (Cost $81,815)	66,441
	Commercial Mortgage-Backed Securities — 2.1%
	Bear Stearns Commercial Mortgage Securities,
2,570	Series 2005-PWR9, Class A4A, 4.871%, 09/11/42 (m)	1,940
2,290	Series 2005-T18, Class A4, VAR, 4.933%, 02/13/42 (m)	1,734
1,390	Series 2005-T20, Class A4A, VAR, 5.151%, 10/12/42 (m)	1,065
	Greenwich Capital Commercial Funding Corp.,
2,980	Series 2005-GG3, Class A4, VAR, 4.799%, 08/10/42	2,226
2,980	Series 2005-GG3, Class AJ, VAR, 4.859%, 08/10/42	1,412
	LB-UBS Commercial Mortgage Trust,
1,200	Series 2006-C1, Class A4, 5.156%, 02/15/31	822
2,240	Series 2006-C4, Class A4, VAR, 5.883%, 06/15/38	1,561
1,240	Lehman Brothers Floating Rate Commercial Mortgage Trust, Series 2006-LLFA, Class A2, VAR, 0.575%, 09/15/21 (e)	793
1,440	Merrill Lynch Mortgage Trust, Series 2006-C1, Class A4, VAR, 5.657%, 05/12/39	936
970	Morgan Stanley Dean Witter Capital I, Series 2003-HQ2, Class A2, 4.920%, 03/12/35	841
200	Wachovia Bank Commercial Mortgage Trust, Series 2005-C17, Class A4, VAR, 5.083%, 03/15/42	152
	Total Commercial Mortgage-Backed Securities (Cost $18,179)	13,482
	Corporate Bonds — 30.4%
	Aerospace & Defense — 0.2%
1,350	Hawker Beechcraft Acquisition Co. LLC/Hawker Beechcraft Notes Co., PIK, 8.875%, 04/01/15	115
970	L-3 Communications Corp., 5.875%, 01/15/15	895
		1,010
	Auto Components — 0.2%
455	Goodyear Tire & Rubber Co. (The), 9.000%, 07/01/15	344
	Tenneco, Inc.,
1,010	8.125%, 11/15/15	171
1,260	Series B, 10.250%, 07/15/13	731
	TRW Automotive, Inc.,
800	7.000%, 03/15/14 (e)	224
460	7.250%, 03/15/17 (e)	129
		1,599
	Beverages — 0.6%
1,300	Anheuser-Busch InBev Worldwide, Inc., 7.200%, 01/15/14 (e) (m)	1,349
1,520	Constellation Brands, Inc., 7.250%, 09/01/16 (m)	1,432
1,190	Dr Pepper Snapple Group, Inc., 6.820%, 05/01/18 (m)	1,108
		3,889
	Capital Markets — 1.1%
1,660	Credit Suisse Guernsey Ltd., (Switzerland), Series 1, VAR, 1.928%, 05/15/17 (m) (x)	677
1,945	Goldman Sachs Group, Inc. (The), 6.750%, 10/01/37	1,383
3,795	Lehman Brothers Holdings Capital Trust VII, 0.000%, 05/31/12 (d) (i) (x)	—	(h)

SEE NOTES TO FINANCIAL STATEMENTS.

6   J.P. MORGAN INCOME FUNDS        FEBRUARY 28, 2009

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Capital Markets — Continued
	Lehman Brothers Holdings, Inc.,
1,350	0.000%, 08/21/09 (d)	166
850	0.000%, 05/25/10 (d)	104
	Merrill Lynch & Co., Inc.,
175	6.050%, 08/15/12	155
1,240	VAR, 1.370%, 11/01/11	1,034
	Morgan Stanley,
1,045	5.450%, 01/09/17	902
990	5.625%, 01/09/12	955
1,380	VAR, 1.341%, 05/07/10	1,274
770	VAR, 3.338%, 05/14/10	743
		7,393
	Chemicals — 0.9%
3,720	Huntsman LLC, 11.500%, 07/15/12	2,929
720	Ineos Group Holdings plc, (United Kingdom), 8.500%, 02/15/16 (e)	43
	Nalco Co.,
960	7.750%, 11/15/11	951
550	8.875%, 11/15/13	532
1,310	PolyOne Corp., 8.875%, 05/01/12	537
610	Terra Capital, Inc., 7.000%, 02/01/17	555
		5,547
	Commercial Banks — 0.6%
830	Glitnir Banki HF, (Iceland) 10/15/08 (d) (e) (i)	8
1,890	HSBC Bank USA N.A., 7.000%, 01/15/39	1,789
2,760	Lloyds Banking Group plc, (United Kingdom), 5.920%, 10/01/15 (e) (x)	464
1,880	Royal Bank of Scotland Group plc, (United Kingdom), VAR, 7.640%, 09/29/17 (x)	244
3,130	Shinsei Finance II, (Cayman Islands), VAR, 7.160%, 07/25/16 (e) (x)	323
1,290	Woori Bank, (South Korea), VAR, 5.750%, 03/13/14 (e)	1,046
		3,874
	Commercial Services & Supplies — 0.5%
1,130	ACCO Brands Corp., 7.625%, 08/15/15 (m)	458
	Allied Waste North America, Inc.,
590	7.250%, 03/15/15 (m)	575
495	Series B, 7.375%, 04/15/14 (m)	488
230	Corrections Corp. of America, 6.250%, 03/15/13 (m)	220
1,260	Iron Mountain, Inc., 6.625%, 01/01/16	1,172
		2,913
	Computers & Peripherals — 0.4%
2,255	International Business Machines Corp., 7.625%, 10/15/18	2,551
	Consumer Finance — 0.4%
2,285	Ford Motor Credit Co. LLC, 7.800%, 06/01/12	1,238
642	GMAC LLC, 6.875%, 08/28/12 (e)	370
800	John Deere Capital Corp., 5.350%, 04/03/18 (m)	739
		2,347
	Containers & Packaging — 0.0% (g)
300	Graham Packaging Co., Inc., 9.875%, 10/15/14	189
	Diversified Consumer Services — 0.1%
630	Service Corp. International, 7.375%, 10/01/14	601
170	Stewart Enterprises, Inc., 6.250%, 02/15/13	149
		750
	Diversified Financial Services — 3.0%
3,840	Bank of America Corp., 5.650%, 05/01/18 (m)	3,252
4,000	Citigroup, Inc., 6.000%, 08/15/17 (m)	3,406
1,880	General Electric Capital Corp., 5.875%, 01/14/38	1,337
1,370	National Rural Utilities Cooperative Finance Corp., 10.375%, 11/01/18	1,622
10,780	Xstrata Finance Dubai Ltd., (United Arab Emirates), VAR, 1.581%, 11/13/09 (e) (m)	9,688
		19,305
	Diversified Telecommunication Services — 3.6%
	AT&T, Inc.,
1,935	5.800%, 02/15/19 (m)	1,879
125	6.400%, 05/15/38 (m)	114
3,230	6.700%, 11/15/13 (m)	3,417
1,260	Deutsche Telekom International Finance BV, (Netherlands), 8.750%, 06/15/30 (m)	1,433
230	Digicel Group Ltd., (Bermuda), 8.875%, 01/15/15 (e) (m)	171
810	Nordic Telephone Co. Holdings ApS, (Denmark), 8.875%, 05/01/16 (e)	737
315	PAETEC Holding Corp., 9.500%, 07/15/15	221
565	Qwest Communications International, Inc., 7.250%, 02/15/11	537
	Qwest Corp.,
2,098	7.875%, 09/01/11	2,066
340	8.875%, 03/15/12	335
1,395	Sprint Capital Corp., 6.900%, 05/01/19	907

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2009        J.P. MORGAN INCOME FUNDS   7

JPMorgan Total Return Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2009 (continued)

(Amounts in thousands, except number of contracts)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Diversified Telecommunication Services — Continued
2,300	Telecom Italia Capital S.A., (Luxembourg), 7.721%, 06/04/38	1,980
	Telefonica Emisiones S.A.U., (Spain),
1,990	5.855%, 02/04/13	2,040
3,940	5.984%, 06/20/11	4,076
	Verizon Communications, Inc.,
1,140	6.400%, 02/15/38	1,069
1,690	8.750%, 11/01/18	1,933
610	Wind Acquisition Finance S.A., (Luxembourg), 10.750%, 12/01/15 (e)	612
		23,527
	Electric Utilities — 1.5%
	Appalachian Power Co.,
1,230	5.550%, 04/01/11 (m)	1,225
3,010	5.650%, 08/15/12 (m)	2,956
1,100	E.ON International Finance BV, (Netherlands), 5.800%, 04/30/18 (e) (m)	1,052
925	EDF S.A., (France), 6.950%, 01/26/39 (e) (m)	930
200	Energy Future Holdings Corp., 11.250%, 11/01/17 (m)	88
330	Mirant Americas Generation LLC, 8.300%, 05/01/11	318
1,010	Nevada Power Co., 7.125%, 03/15/19	1,009
1,030	Spectra Energy Capital LLC, 7.500%, 09/15/38	901
290	Texas Competitive Electric Holdings Co. LLC, 10.250%, 11/01/15	147
900	Virginia Electric & Power Co., 6.350%, 11/30/37	908
		9,534
	Electrical Equipment — 0.1%
395	Baldor Electric Co., 8.625%, 02/15/17 (m)	313
	Electronic Equipment, Instruments & Components — 0.0% (g)
275	Flextronics International Ltd., (Singapore), 6.250%, 11/15/14	231
925	NXP BV / NXP Funding LLC, (Netherlands), 9.500%, 10/15/15	79
		310
	Energy Equipment & Services — 0.3%
	Transocean, Inc., (Cayman Islands),
1,500	6.000%, 03/15/18	1,416
710	6.800%, 03/15/38	649
		2,065
	FDIC Guaranteed Securities (˜) — 1.6%
3,335	Bank of America Corp., 3.125%, 06/15/12 (m)	3,420
3,335	Citigroup, Inc., 2.875%, 12/09/11 (m)	3,405
3,300	Goldman Sachs Group, Inc. (The), 3.250%, 06/15/12	3,416
		10,241
	Food & Staples Retailing — 0.9%
1,652	CVS Pass-Through Trust, 6.036%, 12/10/28 (e)	1,261
1,930	CVS/Caremark Corp., VAR, 2.503%, 06/01/10 (m)	1,871
1,690	Kroger Co. (The), 6.400%, 08/15/17	1,713
145	Safeway, Inc., 6.350%, 08/15/17	148
740	Wal-Mart Stores, Inc., 5.250%, 09/01/35	687
		5,680
	Food Products — 0.1%
1,005	Del Monte Corp., 6.750%, 02/15/15 (m)	960
	Gas Utilities — 0.4%
200	El Paso Corp., 8.250%, 02/15/16 (m)	186
250	MarkWest Energy Partners LP/MarkWest Energy Finance Corp., 8.750%, 04/15/18	177
1,105	NGPL PipeCo LLC, 7.119%, 12/15/17 (e)	1,025
1,440	Sonat, Inc., 7.625%, 07/15/11	1,377
50	Tennessee Gas Pipeline Co., 8.000%, 02/01/16 (e)	49
		2,814
	Health Care Equipment & Supplies — 0.4%
2,000	Biomet, Inc., PIK, 10.375%, 10/15/17 (m)	1,745
910	Cooper Cos., Inc. (The), 7.125%, 02/15/15 (m)	814
320	DJO Finance LLC / DJO Finance Corp., 10.875%, 11/15/14 (m)	243
		2,802
	Health Care Providers & Services — 1.4%
1,825	CHS/Community Health Systems, Inc., 8.875%, 07/15/15 (m)	1,727
2,875	HCA, Inc., PIK, 9.625%, 11/15/16	2,401
2,060	Roche Holdings, Inc., 6.000%, 03/01/19 (e)	2,080
530	Tenet Healthcare Corp., 9.875%, 07/01/14	420
350	United Surgical Partners International, Inc., PIK, 9.250%, 05/01/17	238
2,000	UnitedHealth Group, Inc., VAR, 1.705%, 06/21/10	1,922
		8,788

SEE NOTES TO FINANCIAL STATEMENTS.

8   J.P. MORGAN INCOME FUNDS        FEBRUARY 28, 2009

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Hotels, Restaurants & Leisure — 1.0%
	Host Hotels & Resorts LP,
855	6.375%, 03/15/15	616
660	7.125%, 11/01/13	523
185	McDonald’s Corp., 6.300%, 10/15/37	194
	MGM Mirage,
930	5.875%, 02/27/14	386
830	6.750%, 04/01/13	355
3,400	MGM Mirage, Inc., 6.000%, 10/01/09	2,490
	Royal Caribbean Cruises Ltd., (Liberia),
560	6.875%, 12/01/13	302
25	7.250%, 06/15/16	13
	Starwood Hotels & Resorts Worldwide, Inc.,
480	6.750%, 05/15/18	329
130	7.875%, 05/01/12	112
990	Vail Resorts, Inc., 6.750%, 02/15/14	832
		6,152
	Household Durables — 0.3%
150	ALH Finance LLC/ALH Finance Corp., 8.500%, 01/15/13 (m)	123
150	Ames True Temper, Inc., VAR, 5.094%, 01/15/12 (m)	97
	Beazer Homes USA, Inc.,
260	6.500%, 11/15/13 (m)	70
80	6.875%, 07/15/15 (m)	22
1,220	Jarden Corp., 7.500%, 05/01/17	952
1,440	Sealy Mattress Co., 8.250%, 06/15/14	583
	Simmons Co.,
600	7.875%, 01/15/14	81
1,290	SUB, 0.000%, 12/15/14	13
		1,941
	Household Products — 0.2%
220	Central Garden and Pet Co., 9.125%, 02/01/13 (m)	164
	Visant Holding Corp.,
630	8.750%, 12/01/13	580
410	SUB, 10.250%, 12/01/13	373
		1,117
	Independent Power Producers & Energy Traders — 0.3%
1,345	Energy Future Holdings Corp., 10.875%, 11/01/17 (m)	767
1,540	NRG Energy, Inc., 7.375%, 02/01/16	1,420
		2,187
	Industrial Machinery — 0.1%
500	RBS Global, Inc./Rexnord LLC, 8.875%, 09/01/16	376
	Insurance — 1.2%
700	Liberty Mutual Group, Inc., 7.500%, 08/15/36 (e)	433
1,675	Lincoln National Corp., VAR, 7.000%, 05/17/66	618
965	Metropolitan Life Global Funding I, 5.125%, 04/10/13 (e)	922
2,210	Nationwide Life Global Funding I, VAR, 1.448%, 10/09/09 (e) (m)	2,185
1,760	Principal Life Income Funding Trusts, 5.300%, 04/24/13	1,677
637	QBE Insurance Group Ltd., (Australia), 9.750%, 03/14/14 (e)	627
2,210	StanCorp Financial Group, Inc., VAR, 6.900%, 06/01/67	1,059
4,210	Stingray Pass-Through Trust, (Cayman Islands), 5.902%, 01/12/15 (e)	505
		8,026
	IT Services — 0.2%
450	First Data Corp., 9.875%, 09/24/15	247
1,400	SunGard Data Systems, Inc., 10.250%, 08/15/15	959
		1,206
	Leisure Equipment & Products — 0.1%
550	Steinway Musical Instruments, Inc., 7.000%, 03/01/14 (e)	363
	Machinery — 0.2%
1,550	Terex Corp., 8.000%, 11/15/17	1,248
200	Titan International, Inc., 8.000%, 01/15/12	160
		1,408
	Media — 1.9%
710	CCO Holdings LLC/CCO Holdings Capital Corp., 8.750%, 11/15/13 (m)	554
485	Charter Communications Operating LLC/Charter Communications Operating Capital, 8.000%, 04/30/12 (e) (m)	431
1,140	Comcast Corp., 6.950%, 08/15/37 (m)	1,044
50	CSC Holdings, Inc./United States, 8.625%, 02/15/19 (e) (m)	46
2,360	Dex Media West LLC/Dex Media West Finance Co., 9.875%, 08/15/13 (m)	360
1,080	Dex Media, Inc., SUB, 9.000%, 11/15/13 (m)	70
1,890	DirecTV Holdings LLC/DirecTV Financing Co., 6.375%, 06/15/15 (m)	1,715
2,350	DISH DBS Corp., 7.125%, 02/01/16 (m)	2,121
	Intelsat Jackson Holdings Ltd., (Bermuda),
465	9.500%, 06/15/16 (e)	430
280	11.250%, 06/15/16	264

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2009        J.P. MORGAN INCOME FUNDS   9

JPMorgan Total Return Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2009 (continued)

(Amounts in thousands, except number of contracts)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Media — Continued
75	Intelsat Subsidiary Holding Co., Ltd., (Bermuda), 8.875%, 01/15/15 (e)	71
1,585	Quebecor Media, Inc., (Canada), 7.750%, 03/15/16	1,292
	Time Warner Cable, Inc.,
1,000	6.550%, 05/01/37	841
550	7.300%, 07/01/38	502
2,230	Time Warner, Inc., VAR, 1.461%, 11/13/09 (m)	2,188
435	Videotron Ltee, (Canada), 6.875%, 01/15/14	407
		12,336
	Metals & Mining — 0.8%
1,675	Arch Western Finance LLC, 6.750%, 07/01/13 (m)	1,566
450	FMG Finance Pty Ltd., (Australia), 10.625%, 09/01/16 (e) (m)	382
1,145	Freeport-McMoRan Copper & Gold, Inc., 8.250%, 04/01/15	1,019
2,750	Rio Tinto Finance USA Ltd., (Australia), 5.875%, 07/15/13	2,500
		5,467
	Multiline Retail — 0.1%
830	Neiman-Marcus Group, Inc. (The), PIK, 9.000%, 10/15/15	328
500	Target Corp., 6.500%, 10/15/37	450
		778
	Multi-Utilities — 0.5%
2,050	MidAmerican Energy Holdings Co., 6.500%, 09/15/37	1,977
630	Mirant North America LLC, 7.375%, 12/31/13	576
740	Veolia Environnement, (France), 6.000%, 06/01/18	691
		3,244
	Oil, Gas & Consumable Fuels — 2.5%
	Anadarko Petroleum Corp.,
970	6.450%, 09/15/36 (m)	741
2,760	VAR, 2.396%, 09/15/09 (m)	2,730
1,090	Canadian Natural Resources Ltd., (Canada), 6.250%, 03/15/38 (m)	814
	Chesapeake Energy Corp.,
530	6.500%, 08/15/17 (m)	417
610	7.000%, 08/15/14 (m)	522
175	9.500%, 02/15/15 (m)	163
750	Denbury Resources, Inc., 7.500%, 12/15/15 (m)	641
910	EnCana Corp., (Canada), 6.625%, 08/15/37 (m)	758
1,780	Enterprise Products Operating LLC, 6.300%, 09/15/17 (m)	1,632
310	Forest Oil Corp., 7.250%, 06/15/19	248
1,065	Hess Corp., 8.125%, 02/15/19	1,086
500	Newfield Exploration Co., 6.625%, 04/15/16	435
820	Nexen, Inc., (Canada), 6.400%, 05/15/37	579
1,315	ONEOK Partners LP, 5.900%, 04/01/12	1,281
	PetroHawk Energy Corp.,
110	7.875%, 06/01/15 (e)	95
300	9.125%, 07/15/13	283
250	Petroplus Finance Ltd., (Bermuda), 7.000%, 05/01/17 (e)	185
350	Quicksilver Resources, Inc., 8.250%, 08/01/15	285
1,535	Suncor Energy, Inc., (Canada), 6.850%, 06/01/39	1,117
515	Tesoro Corp., 6.625%, 11/01/15	420
	XTO Energy, Inc.,
1,275	5.750%, 12/15/13	1,268
1,190	6.375%, 06/15/38	1,006
		16,706
	Paper & Forest Products — 0.2%
	Georgia-Pacific LLC,
420	7.000%, 01/15/15 (e)	390
945	7.700%, 06/15/15	832
895	Stone Container Corp., 8.375%, 07/01/12 (d)	72
		1,294
	Pharmaceuticals — 0.6%
1,280	GlaxoSmithKline Capital, Inc., 6.375%, 05/15/38	1,345
2,240	Novartis Capital Corp., 4.125%, 02/10/14	2,261
		3,606
	Road & Rail — 0.1%
200	Ashtead Capital, Inc., 9.000%, 08/15/16 (e) (m)	116
625	Hertz Corp. (The), 8.875%, 01/01/14	306
530	RSC Equipment Rental, Inc., 9.500%, 12/01/14	284
		706

SEE NOTES TO FINANCIAL STATEMENTS.

10   J.P. MORGAN INCOME FUNDS        FEBRUARY 28, 2009

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Semiconductors & Semiconductor Equipment — 0.0% (g)
420	Freescale Semiconductor, Inc., PIK, 9.125%, 12/15/14	27
970	Sensata Technologies BV, (Netherlands), 8.000%, 05/01/14	252
		279
	Soft Drinks — 0.4%
2,185	Coca-Cola Enterprises, Inc., 7.375%, 03/03/14 (m)	2,459
	Software — 0.1%
390	Open Solutions, Inc., 9.750%, 02/01/15 (e)	62
710	Oracle Corp., 6.500%, 04/15/38	705
		767
	Specialty Retail — 0.1%
615	Sally Holdings LLC, 9.250%, 11/15/14	586
	Textiles, Apparel & Luxury Goods — 0.1%
1,200	Hanesbrands, Inc., VAR, 5.698%, 12/15/14	792
	Thrifts & Mortgage Finance — 0.0% (g)
220	Countrywide Financial Corp., VAR, 1.686%, 03/24/09 (m)	220
	Tobacco — 0.5%
2,640	Altria Group, Inc., 9.700%, 11/10/18 (m)	2,764
730	Philip Morris International, Inc., 6.375%, 05/16/38	718
		3,482
	Wireless Telecommunication Services — 0.6%
1,020	Cricket Communications, Inc., 9.375%, 11/01/14 (m)	931
250	Crown Castle International Corp., 9.000%, 01/15/15 (m)	244
30	iPCS, Inc., PIK, 4.420%, 05/01/14	17
1,000	MetroPCS Wireless, Inc., 9.250%, 11/01/14	945
2,000	Rogers Communications, Inc., (Canada), 6.800%, 08/15/18	2,002
		4,139
	Total Corporate Bonds (Cost $230,962)	198,038
	Foreign Government Security — 0.4%
2,762	National Agricultural Cooperative Federation, (South Korea), VAR, 5.750%, 06/18/14 (f) (Cost $2,765)	2,480
	Mortgage Pass-Through Securities — 42.1%
	Federal Home Loan Mortgage Corp., Gold Pool, 15 Year, Single Family,
70	6.000%, 02/01/11 – 04/01/11 (m)	73
	Federal Home Loan Mortgage Corp., Gold Pool, 30 Year, Single Family,
101	6.000%, 01/01/35 (m)	104
29	7.000%, 12/01/25 – 02/01/26 (m)	31
70	7.500%, 10/01/26 – 02/01/27 (m)	75
51	8.000%, 04/01/26 – 07/01/26 (m)	55
27,125	TBA, 5.000%, 03/15/39	27,540
35,940	TBA, 5.500%, 03/15/39	36,805
18,965	TBA, 6.000%, 03/15/39	19,629
16,950	TBA, 6.500%, 03/15/39	17,724
	Federal National Mortgage Association, 15 Year, Single Family,
15,365	TBA, 4.500%, 03/25/24	15,634
11,185	TBA, 5.000%, 03/25/24	11,499
5,250	TBA, 5.500%, 03/25/24	5,442
2,895	TBA, 6.000%, 03/25/24	3,022
	Federal National Mortgage Association, 30 Year, Single Family,
1,091	6.000%, 10/01/23 – 01/01/29 (m)	1,137
926	6.500%, 04/01/29 – 03/01/35 (m)	971
282	7.000%, 02/01/35 – 03/01/35	298
30	7.500%, 03/01/35	33
32,165	TBA, 4.500%, 03/25/39	32,225
12,420	TBA, 5.000%, 03/25/39	12,633
27,385	TBA, 5.500%, 03/25/39	28,053
27,550	TBA, 6.000%, 03/25/39	28,454
535	TBA, 6.500%, 03/25/39	559
	Government National Mortgage Association, 30 Year, Single Family,
537	7.000%, 09/15/31	581
—(h)	9.000%, 04/15/11	—	(h)
5,000	TBA, 5.000%, 03/15/39	5,099
11,500	TBA, 5.500%, 03/15/39	11,809
9,865	TBA, 6.000%, 03/15/39	10,195
3,800	TBA, 6.500%, 03/15/39	3,960
	Total Mortgage Pass-Through Securities (Cost $272,626)	273,640
	Supranational — 0.4%
2,760	European Investment Bank, 4.875%, 02/16/16 (m) (Cost $2,811)	2,941
	U.S. Government Agency Securities — 15.9%
	Federal Home Loan Mortgage Corp.,
37,080	2.125%, 03/23/12 (m)	37,050
9,360	3.250%, 07/16/10 (m)	9,588
7,310	4.875%, 06/13/18 (m)	7,885

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2009        J.P. MORGAN INCOME FUNDS   11

JPMorgan Total Return Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2009 (continued)

(Amounts in thousands, except number of contracts)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	U.S. Government Agency Securities — Continued
1,800	5.125%, 10/18/16 (m)	1,976
	Federal National Mortgage Association,
44,525	1.750%, 03/23/11 (m)	44,574
185	2.750%, 02/05/14 (m)	185
2,140	4.875%, 12/15/16 (m)	2,334
50	6.625%, 11/15/30 (m)	65
	Total U.S. Government Agency Securities (Cost $102,386)	103,657
	U.S. Treasury Obligations — 6.2%
	U.S. Treasury Bonds,
4,460	4.375%, 02/15/38 (m)	4,919
355	4.500%, 05/15/38 (m)	403
310	5.500%, 08/15/28 (m)	372
300	6.250%, 08/15/23 (m)	376
750	Zero Coupon, 11/15/16 (m)	968
6,500	U.S. Treasury Inflation Indexed Notes, 0.625%, 04/15/13	6,273
	U.S. Treasury Notes,
1,252	1.375%, 02/15/12 (m)	1,251
1,005	1.500%, 10/31/10 (k) (m)	1,014
5,800	1.750%, 11/15/11 (m)	5,869
2,030	1.750%, 01/31/14 (m)	2,008
3,015	2.000%, 11/30/13 (m)	3,022
1,620	2.625%, 05/31/10 (k) (m)	1,657
1,000	2.750%, 07/31/10 (k) (m)	1,027
1,880	2.750%, 10/31/13 (m)	1,951
1,570	2.750%, 02/15/19 (m)	1,531
2,510	2.875%, 06/30/10 (k) (m)	2,578
1,060	3.125%, 08/31/13 (m)	1,118
735	3.125%, 09/30/13 (m)	774
500	3.375%, 07/31/13 (m)	533
575	3.500%, 02/15/18 (m)	598
1,360	3.750%, 11/15/18 (m)	1,441
620	3.875%, 05/15/18 (m)	664
	Total U.S. Treasury Obligations (Cost $39,852)	40,347

SHARES	SECURITY DESCRIPTION	VALUE($)
Preferred Stock — 0.0% (g)
	Diversified Financial Services — 0.0% (g)
— (h)	Preferred Blocker, Inc., 7.000%, 12/31/11 (Cost $43)	23
	Total Long-Term Investments (Cost $819,096)	751,136

NOTIONAL AMOUNT($)	SECURITY DESCRIPTION	VALUE
Options Purchased — 0.2%
	Call Option Purchased — 0.2%
	Receiver Option Purchased on Interest Rate Swap:
82,530	Expiring 03/16/09. If exercised the Fund receives semi-annually 2.510% and pays quarterly floating 3 month LIBOR terminating 03/18/10, European Style. Counterparty: Barclays Bank plc (r)	892
	Put Option Purchased — 0.0% (g)
	Payer Option Purchased on Interest Rate Swap:
11,350	Expiring 07/08/09. If exercised the Fund pays semi-annually 3.713% and receives quarterly floating 3 month LIBOR terminating 07/10/19, European Style. Counterparty: Credit Suisse International (r)	287
	Total Options Purchased (Cost $352)	1,179

SHARES	SECURITY DESCRIPTION	VALUE ($)
Short-Term Investment — 22.9%
	Investment Company — 22.9%
148,792	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.830% (b) (l) (m) (Cost $148,792)	148,792
	Total Investments — 138.5% (Cost $968,240)	901,107
	Liabilities in Excess of Other Assets — (38.5)%	(250,446)
	NET ASSETS — 100.0%	$650,661

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

12   J.P. MORGAN INCOME FUNDS        FEBRUARY 28, 2009

Futures Contracts

NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT 02/28/09	UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
8	Eurodollar	03/16/09	$1,974	$33
124	30 Day Federal Funds	03/30/09	51,545	501
8	Eurodollar	06/15/09	1,974	20
228	10 Year U.S. Treasury Note	06/19/09	27,367	(328)
220	30 Year U.S. Treasury Bond	06/19/09	27,136	(766)
100	2 Year U.S. Treasury Note	06/30/09	21,661	(27)
65	30 Day Federal Funds	06/30/09	27,010	223
43	30 Day Federal Funds	07/31/09	17,859	147
8	Eurodollar	09/14/09	1,973	22
24	30 Day Federal Funds	11/30/09	9,952	53
8	Eurodollar	12/14/09	1,969	22
8	Eurodollar	03/15/10	1,967	22
8	Eurodollar	06/14/10	1,962	23
440	Eurodollar	09/13/10	107,685	330
8	Eurodollar	12/13/10	1,953	— (h)

	Short Futures Outstanding
(48)	30 Year U.S. Treasury Bond	06/19/09	(5,921)	200
(138)	5 Year U.S. Treasury Note	06/30/09	(16,089)	60
				$535

OPTIONS WRITTEN

Call Options Written

Receiver Option Written on Interest Rate Swap*

COUNTERPARTY	EXERCISE RATE** (r)	OPTION EXPIRATION DATE	SWAP TERMINATION DATE	NOTIONAL AMOUNT	VALUE
Barclays Bank plc	2.010% semi-annually	03/16/09	03/18/10	$82,530	$(484)
(Premiums received of $116.)

*	European Style

**	The Fund would receive quarterly a floating rate based on 3 month LIBOR, if exercised.

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2009        J.P. MORGAN INCOME FUNDS   13

JPMorgan Total Return Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2009 (continued)

(Amounts in thousands)

Credit Default Swaps — Buy Protection [1]

Corporate and Sovereign Issuers:

SWAP COUNTERPARTY/ REFERENCE OBLIGATION	FUND PAYS FIXED RATE (r)	TERMINATION DATE	IMPLIED CREDIT SPREAD AS OF 02/28/09 [3]	NOTIONAL AMOUNT [4]	VALUE	UPFRONT PREMIUMS (PAID)/RECEIVED [5]
Credit Suisse International:
Kingdom of Sweden, 3.875%, 12/29/09	1.420% quarterly	03/20/14	1.411%	$2,350	$(2)	$—
Kingdom of Sweden, 3.875%, 12/29/09	1.540% quarterly	03/20/14	1.411	1,150	(7)	—
Deutsche Bank AG, New York:
Aetna, Inc,. 6.625%, 06/15/36	1.280% quarterly	03/20/14	0.992	2,000	(30)	—
Royal Bank of Scotland:
Aetna, Inc,. 6.625%, 06/15/36	1.220% quarterly	12/20/13	0.981	6,000	(101)	—
Republic of Korea, 4.250%, 06/01/13	3.400% quarterly	03/20/14	4.339	2,000	73	—
Republic of Slovenia, 5.375%, 04/11/11	2.250% semi-annually	02/20/14	2.051	320	(3)	—
Republic of Slovenia, 5.375%, 04/11/11	2.200% semi-annually	02/20/14	2.051	520	(4)	—
Republic of Slovenia, 5.375%, 04/11/11	2.080% semi-annually	02/20/14	2.051	560	(1)	—
Republic of Slovenia, 5.375%, 04/11/11	2.050% semi-annually	02/20/14	2.051	1,900	(2)	—
					$(77)	$—

Credit Indices:

SWAP COUNTERPARTY/ REFERENCE OBLIGATION	FUND PAYS FIXED RATE (r)	TERMINATION DATE	IMPLIED CREDIT SPREAD AS OF 02/28/09 [3]	NOTIONAL AMOUNT [4]	VALUE	UPFRONT PREMIUMS (PAID)/RECEIVED [5]
Deutsche Bank AG, New York:
CDX.EM.10	3.350% semi-annually	12/20/13	8.602%	$1,000	$169	$(163)
Royal Bank of Scotland:
ABX.HE.PENAAA.06.2	0.110% monthly	05/25/46	40.740	11,375	3,838	(2,098)
CDX.EM.10	3.350% semi-annually	12/20/13	8.602	2,000	339	(327)
					$4,346	$(2,588)

Credit Default Swaps — Sell Protection [2]

Corporate and Sovereign Issuers:

SWAP COUNTERPARTY/ REFERENCE OBLIGATION	FUND RECEIVES FIXED RATE (r)	TERMINATION DATE	IMPLIED CREDIT SPREAD AS OF 02/28/09 [3]	NOTIONAL AMOUNT [4]	VALUE	UPFRONT PREMIUMS (PAID)/RECEIVED [5]
Deutsche Bank AG, New York:
Canadian Natural Resources Ltd., 5.450%, 10/01/12	5.600% quarterly	03/20/14	5.804%	$1,700	$(9)	$—

SEE NOTES TO FINANCIAL STATEMENTS.

14   J.P. MORGAN INCOME FUNDS        FEBRUARY 28, 2009

Credit Indices:

SWAP COUNTERPARTY/ REFERENCE OBLIGATION	FUND RECEIVES FIXED RATE (r)	TERMINATION DATE	IMPLIED CREDIT SPREAD AS OF 02/28/09 [3]	NOTIONAL AMOUNT [4]	VALUE	UPFRONT PREMIUMS (PAID)/RECEIVED [5]
Barclays Bank plc:
CDX.EM.10*	3.350% semi-annually	12/20/13	8.602%	$10,400	$(1,763)	$1,589
Deutsche Bank AG, New York:
CDX.NA.HY.11.1	5.000% quarterly	12/20/13	15.677	1,850	(491)	435
CDX.NA.HY.11.1	5.000% quarterly	12/20/13	15.677	1,850	(491)	497
CDX.NA.HY.11.1	5.000% quarterly	12/20/13	15.677	1,850	(491)	513
CDX.NA.HY.11.1	5.000% quarterly	12/20/13	15.677	3,700	(982)	801
CDX.NA.HY.11.1	5.000% quarterly	12/20/13	15.677	3,750	(996)	650
CDX.NA.HY.11.2	5.000% quarterly	12/20/13	15.677	2,600	(690)	673
CDX.NA.HY.11.2	5.000% quarterly	12/20/13	15.677	3,400	(903)	811
Royal Bank of Scotland:
ABX.HE.PENAAA.07.2	0.760% monthly	01/25/38	43.048	11,375	(7,848)	6,126
					$(14,655)	$12,095

[1]	The Fund, as a buyer of credit protection, is generally obligated to make periodic payments and may also pay an upfront premium to the protection seller, in exchange for the right to receive a contingent payment, upon occurrence of a credit event with respect to an underlying reference obligation, as defined under the terms of individual swap contracts.

[2]	The Fund, as a seller of credit protection, receives periodic payments and any upfront premium from the protection buyer, and is obligated to make a contingent payment, upon occurrence of a credit event with respect to an underlying reference obligation, as defined under the terms of individual swap contracts.

[3]	Implied credit spreads are an indication of the seller’s performance risk, related to the likelihood of a credit event occurring that would require a seller to make payment to a buyer. Implied credit spreads are used to determine the value of swap and reflect the cost of buying/selling protection, which may include upfront payments made to enter into the contract. Therefore, higher spreads would indicate a greater likelihood that a seller will be obligated to perform (i.e., make payment) under the swap contract. Increasing values, in absolute terms and relative to notional amounts, are also indicative of greater performance risk. Implied credit spreads for credit default swaps on credit indexes are linked to the weighted average spread across the underlying reference obligations included in a particular index.

[4]	The notional amount is the maximum amount that a seller of a credit default swap would be obligated to make and a buyer of credit protection would receive, upon occurrence of a credit event.

[5]	Upfront premiums generally relate to payments made or received at the initiation of the agreement in lieu of all or a portion of future periodic payments.

*	The Fund has purchased credit default swaps with identical underlying reference obligations; net amounts received by the Fund from settlement of purchased protection would offset potential amounts paid at a credit event for protection sold.

Interest Rate Swaps

	RATE TYPE (r)
SWAP COUNTERPARTY	PAYMENTS MADE BY THE FUND	PAYMENTS RECEIVED BY THE FUND	TERMINATION DATE	NOTIONAL AMOUNT	VALUE	UPFRONT PREMIUMS (PAID)/RECEIVED [1]
Credit Suisse International	3 month LIBOR quarterly	1.360% semi-annually	05/05/10	$103,710	$(131)	$—
Credit Suisse International	3 month LIBOR quarterly	1.470% semi-annually	05/05/10	29,490	—	—
Credit Suisse International	3.308% semi-annually	3 month LIBOR quarterly	02/03/39	160	4	—
Deutsche Bank AG, New York	4.298% semi-annually	3 month LIBOR quarterly	10/09/38	3,600	(611)	—
Deutsche Bank AG, New York	4.238% semi-annually	3 month LIBOR quarterly	10/23/38	1,430	(226)	—
					$(964)	$—

[1]	Upfront premiums generally relate to payments made or received at the initiation of the agreement in lieu of all or a portion of future periodic payments.

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2009        J.P. MORGAN INCOME FUNDS   15

JPMorgan Total Return Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2009 (continued)

(Amounts in thousands)

Price Lock Swaps

SWAP COUNTERPARTY	REFERENCE OBLIGATION	PRICE LOCK	TERMINATION DATE	NOTIONAL AMOUNT	VALUE	UPFRONT PREMIUMS (PAID)/RECEIVED [1]
Credit Suisse International (†)	U.S. Treasury Bond, 4.500%, 05/15/38	$118.46	03/12/09	$4,860	$(248)	$—

(†)	Fund pays the excess of the price lock over the market price or receives the excess of the market price over the price lock at termination.

[1]	Upfront premiums generally relate to payments made or received at the initiation of the agreement in lieu of all or a portion of future periodic payments.

SEE NOTES TO FINANCIAL STATEMENTS.

16   J.P. MORGAN INCOME FUNDS        FEBRUARY 28, 2009

NOTES TO SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2009

CMO—	Collateralized Mortgage Obligation

IF—	Inverse Floaters represent securities that pay interest at a rate that increases (decreases) with a decline (incline) in a specified index. The interest rate shown is the rate in effect as of February 28, 2009. The rate may be subject to a cap and floor.

IO—	Interest Only represents the right to receive the monthly interest payments on an underlying pool of mortgage loans. The principal amount shown represents the par value on the underlying pool. The yields on these securities are subject to accelerated principal paydowns as a result of prepayment or refinancing of the underlying pool of mortgage instruments. As a result, interest income may be reduced considerably.

LIBOR—	London Interbank Offered Rate

PIK—	Payment-In-Kind

REMICS—	Real Estate Mortgage Investment Conduit

STRIPS—	Separate Trading of Registered Interest and Principal of Securities. The STRIPS Program lets investors hold and trade individual interest and principal components of eligible notes and bonds as separate securities.

SUB—	Step-Up Bond. The interest rate shown is the rate in effect as of February 28, 2009.

TBA—	To Be Announced

VAR—	Variable Rate Security. The interest rate shown is the rate in effect as of February 28, 2009.

˜—	Securities are guaranteed by the Federal Deposit Insurance Corporation (FDIC) under its Temporary Liquidity Guarantee Program (TLGP). Under this program, the FDIC guarantees, with the full faith and credit of the U.S. government, the payment of principal and interest. The expiration of the FDIC’s guarantee is the earlier of the maturity date of the debt or June 30, 2012.

(b)—	Investment in affiliate. Money market fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.

(d)—	Defaulted Security.

(e)—	Security is exempt from registration under Rule 144A of the Securities Act of 1933. Unless otherwise indicated, this security has been determined to be liquid under procedures established by the Board of Trustees and may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(f)—	Security is fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. The Fund owns fair valued securities with a value of approximately $4,901,000 which amounts to 0.5% of total investments.

(g)—	Amount rounds to less than 0.1%.

(h)—	Amount rounds to less than one thousand (shares or dollars).

(i)—	Security has been deemed illiquid pursuant to procedures approved by the Board of Trustees and may be difficult to sell.

(k)—	Security is fully or partially segregated with the broker as collateral for futures or with brokers as initial margin for futures contracts.

(l)—	The rate shown is the current yield as of February 28, 2009.

(m)—	All or a portion of this security is reserved for current or potential holdings of futures, swaps, options, TBAs, when-issued securities, delayed delivery securities, reverse repurchase agreements, and forward currency contracts.

(r)—	Rates shown are per annum and payments are as described.

(x)—	Security is perpetual and, thus, does not have a predetermined maturity date. The coupon rate for this security is fixed for a period of time and may be structured to adjust thereafter. The date shown reflects the next call date. The coupon rate shown is the rate in effect as of February 28, 2009.

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2009        J.P. MORGAN INCOME FUNDS   17

STATEMENT OF ASSETS AND LIABILITIES
AS OF FEBRUARY 28, 2009

(Amounts in thousands, except per share amounts)

	Total Return Fund
ASSETS:
Investments in non-affiliates, at value	$752,315
Investments in affiliates, at value	148,792
Total investment securities, at value	901,107
Cash	23,882
Deposits at broker for foreign futures contracts	652
Receivables:
Investment securities sold	128,162
Fund shares sold	383
Interest and dividends	5,023
Outstanding swap contracts, at value	4,423
Total Assets	1,063,632

LIABILITIES:
Payables:
Dividends	2,374
Investment securities purchased	393,149
Fund shares redeemed	240
Variation margin on futures contracts	131
Outstanding options written, at value	484
Outstanding swap contracts, at value	16,030
Accrued liabilities:
Investment advisory fees	144
Administration fees	58
Shareholder servicing fees	102
Distribution fees	—	(b)
Custodian and accounting fees	16
Trustees’ and Chief Compliance Officer’s fees	1
Other	242
Total Liabilities	412,971
Net Assets	$650,661

SEE NOTES TO FINANCIAL STATEMENTS.

18   J.P. MORGAN INCOME FUNDS        FEBRUARY 28, 2009

Total Return Fund
NET ASSETS:
Paid in capital	$720,743
Accumulated undistributed (distributions in excess of) net investment income	1,829
Accumulated net realized gains (losses)	(2,824)
Net unrealized appreciation (depreciation)	(69,087)
Total Net Assets	$650,661

Net Assets:
Class A	$48
Class C	47
Class R5	48
Select Class	650,518
Total	$650,661

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	5
Class C	5
Class R5	5
Select Class	71,059

Net Asset Value:
Class A — Redemption price per share	$9.15
Class C — Offering price per share (a)	9.15
Class R5 — Offering and redemption price per share	9.16
Select Class — Offering and redemption price per share	9.15
Class A maximum sales charge	3.75%
Class A maximum public offering price per share [net asset value per share/(100% – maximum sales charge)]	$9.51

Cost of investments in non-affiliates	$819,448
Cost of investments in affiliates	148,792
Premiums paid on swaps	2,588
Premiums received on swaps	12,095
Premiums received from options written	116

(a)	Redemption price for Class C Shares varies based upon length of time the shares are held.

(b)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2009        J.P. MORGAN INCOME FUNDS   19

STATEMENT OF OPERATIONS
FOR THE PERIOD ENDED FEBRUARY 28, 2009 (a)

(Amounts in thousands)

Total Return Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$25,581
Dividend income from non-affiliates	2
Interest income from affiliates	6
Dividend income from affiliates (b)	1,337
Total investment income	26,926
EXPENSES:
Investment advisory fees	1,270
Administration fees	456
Distribution fees:
Class A	— (c)
Class C	— (c)
Shareholder servicing fees:
Class A	— (c)
Class C	— (c)
Class R5	— (c)
Select Class	1,058
Custodian and accounting fees	56
Interest expense to affiliates	— (c)
Professional fees	192
Trustees’ and Chief Compliance Officer’s fees	5
Printing and mailing costs	75
Registration and filing fees	114
Transfer agent fees	49
Other	58
Total expenses	3,333
Less amounts waived	(449)
Less expense reimbursements	(132)
Less earnings credits	— (c)
Net expenses	2,752
Net investment income (loss)	24,174

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	(3,555)
Securities sold short	(999)
Futures	9,265
Foreign currency transactions	(228)
Options written	(5,789)
Swaps	3,448
Net realized gain (loss)	2,142
Change in net unrealized appreciation (depreciation) of:
Investments in non-affiliates	(67,133)
Futures	535
Foreign currency translations	(21)
Options written	(368)
Swaps	(2,100)
Change in net unrealized appreciation (depreciation)	(69,087)
Net realized/unrealized gains (losses)	(66,945)
Change in net assets resulting from operations	$(42,771)

(a)	Commencement of operations was June 16, 2008.

(b)	Includes reimbursements of investment advisory, administration and shareholder servicing fees. Please see Fees and Other Transactions with Affiliates in the Notes to Financial Statements.

(c)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

20   J.P. MORGAN INCOME FUNDS        FEBRUARY 28, 2009

STATEMENT OF CHANGES IN NET ASSETS
FOR THE PERIOD ENDED FEBRUARY 28, 2009 (a)

(Amounts in thousands)

Total Return Fund
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$24,174
Net realized gain (loss)	2,142
Change in net unrealized appreciation (depreciation)	(69,087)
Change in net assets resulting from operations	(42,771)

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(2)
From net realized gains	— (b)
Class C
From net investment income	(2)
From net realized gains	— (b)
Class R5
From net investment income	(2)
From net realized gains	— (b)
Select Class
From net investment income	(23,774)
From net realized gains	(3,531)
Total distributions to shareholders	(27,311)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	720,743

NET ASSETS:
Change in net assets	650,661
Beginning of period	—
End of period	$650,661
Accumulated undistributed (distributions in excess of) net investment income	$1,829

(a)	Commencement of operations was June 16, 2008.

(b)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2009        J.P. MORGAN INCOME FUNDS   21

STATEMENT OF CHANGES IN NET ASSETS
FOR THE PERIOD ENDED FEBRUARY 28, 2009 (a) (continued)

(Amounts in thousands)

	Total Return Fund
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$50
Dividends and distributions reinvested	2
Change in net assets from Class A capital transactions	$52
Class C
Proceeds from shares issued	$50
Dividends and distributions reinvested	2
Change in net assets from Class C capital transactions	$52
Class R5
Proceeds from shares issued	$50
Dividends and distributions reinvested	2
Change in net assets from Class R5 capital transactions	$52
Select Class
Proceeds from shares issued	$123,686
Subscription in-kind (See Note 8)	793,417
Dividends and distributions reinvested	2,636
Cost of shares redeemed	(199,152)
Change in net assets from Select Class capital transactions	$720,587

Total change in net assets from capital transactions	$720,743

SHARE TRANSACTIONS:
Class A
Issued	5
Reinvested	—	(b)
Change in Class A Shares	5
Class C
Issued	5
Reinvested	—	(b)
Change in Class C Shares	5
Class R5
Issued	5
Reinvested	—	(b)
Change in Class R5 Shares	5
Select Class
Issued	12,994
Subscription in-kind (See Note 8)	78,634
Reinvested	264
Redeemed	(20,833)
Change in Select Class Shares	71,059

(a)	Commencement of operations was June 16, 2008.

(b)	Amount rounds to less than 1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

22   J.P. MORGAN INCOME FUNDS        FEBRUARY 28, 2009

THIS PAGE IS INTENTIONALLY LEFT BLANK

FEBRUARY 28, 2009        J.P. MORGAN INCOME FUNDS   23

FINANCIAL HIGHLIGHTS
FOR THE PERIOD INDICATED

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Total distributions
Class A
June 16, 2008 (e) through February 28, 2009	$10.00	$0.35	$(0.82)	$(0.47)	$(0.33)	$(0.05)	$(0.38)

Class C
June 16, 2008 (e) through February 28, 2009	10.00	0.31	(0.82)	(0.51)	(0.29)	(0.05)	(0.34)

Class R5
June 16, 2008 (e) through February 28, 2009	10.00	0.37	(0.82)	(0.45)	(0.34)	(0.05)	(0.39)

Select Class
June 16, 2008 (e) through February 28, 2009	10.00	0.34	(0.81)	(0.47)	(0.33)	(0.05)	(0.38)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.

(e)	Commencement of operations.

(f)	Due to size of net assets and fixed expenses, ratios may appear to be disproportionate.

SEE NOTES TO FINANCIAL STATEMENTS.

24   J.P. MORGAN INCOME FUNDS        FEBRUARY 28, 2009

	Ratios/Supplemental data:
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits		Portfolio turnover rate (b)

$9.15	(4.80)%	$48	0.75%	5.19%	2.76	%(f)	353%

9.15	(5.17)	47	1.40	4.54	3.26	(f)	353

9.16	(4.56)	48	0.52	5.42	2.31	(f)	353

9.15	(4.74)	650,518	0.65	5.70	0.79	(f)	353

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2009        J.P. MORGAN INCOME FUNDS   25

NOTES TO FINANCIAL STATEMENTS
AS OF FEBRUARY 28, 2009

1. Organization

JPMorgan Trust I (the “Trust”) was formed on November 12, 2004, as a Delaware statutory trust, pursuant to a Declaration of Trust dated November 5, 2004 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following is a separate fund of the Trust (the “Fund”) covered by this report:

Classes Offered
Total Return Fund	Class A, Class C, Class R5 and Select Class

The Fund commenced operations on June 16, 2008. Currently, Class A, Class C and Class R5 Shares are not publicly offered for investment.

Class A Shares generally provide for a front-end sales charge while Class C Shares provide for a contingent deferred sales charge (“CDSC”). No sales charges are assessed with respect to the Class R5 or Select Class Shares. All classes of shares have equal rights as to earnings, assets and voting privileges except that each class may bear different distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Fund’s prospectus.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Trust in preparation of its financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

A.  Valuation of Investments — Fixed income securities (other than certain short-term investments maturing in less than 61 days) are valued each day based on readily available market quotations received from third party broker-dealers of comparable securities or independent or affiliated pricing services approved by the Board of Trustees. Such pricing services and broker-dealers will generally provide bid-side quotations. Generally, short-term investments (other than certain high yield securities) maturing in less than 61 days are valued at amortized cost, which approximates market value. Certain investments of the Fund may, depending upon market conditions, trade in relatively thin markets and/or in markets that experience significant volatility. As a result of these conditions, the prices used by the Fund to value securities may differ from the value that would be realized if these securities were sold and the differences could be material. Futures and options shall generally be valued on the basis of available market quotations. Swaps and other derivatives are valued daily primarily using independent or affiliated pricing services approved by the Board of Trustees. If valuations are not available from such services or values received are deemed not representative of market value, values will be obtained from a third party broker-dealer or counterparty. Investments in other open-end investment companies are valued at such investment company’s current day closing net asset value per share. Equity securities listed on a North American, Central American, South American or Caribbean securities exchange shall generally be valued at the last sale price on the exchange on which the security is principally traded that is reported before the time when the net assets of the Fund are valued. The value of securities listed on The NASDAQ Stock Market LLC shall generally be the NASDAQ Official Closing Price.

Securities or other assets for which market quotations are not readily available or for which market quotations do not represent the value at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could have been material.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to significant market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

During the period, the Fund adopted Statement of Financial Accounting Standards No. 157 — Fair Value Measurements — (“SFAS 157”). SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. SFAS 157 requires disclosure surrounding the various inputs that are used in determining the fair value of the Fund’s investments. These inputs are summarized into the three broad levels listed below.

•	Level 1 — quoted prices in active markets for identical securities

•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

26   J.P. MORGAN INCOME FUNDS        FEBRUARY 28, 2009

The following is a summary of the inputs used as of February 28, 2009 in valuing the Fund’s assets and liabilities fair value (amounts in thousands):

Valuation Inputs	Investments in Securities	Liabilities in Securities Sold Short†	Appreciation in Other Financial Instruments*	Depreciation in Other Financial Instruments*
Level 1 — Quoted prices	$148,792	$—	$1,656	$(1,121)
Level 2 — Other significant observable inputs	747,414	(484)	1,863	(3,963)
Level 3 — Significant unobservable inputs	4,901	—	—	—
Total	$901,107	$(484)	$3,519	$(5,084)

†	Liabilities in securities sold short may include written options.

*	Other financial instruments may include futures, forwards and swap contracts.

SFAS 157 also requires a reconciliation of assets and liabilities for which significant unobservable inputs (Level 3) were used in determining fair value (amounts in thousands):

	Investments in Securities	Other Financial Instruments*
Balance as of 02/29/08	$—	$—
Realized gain (loss)	—	—
Change in unrealized appreciation (depreciation)	—	—
Net amortization/accretion	—	—
Net purchases (sales)	—	—
Net transfers in (out) of Level 3	4,901	—
Balance as of 02/28/09	$4,901	$—

*	Other financial instruments may include futures, forwards and swap contracts.

The change in unrealized appreciation (depreciation) attributable to securities owned at February 28, 2009, which were valued using significant unobservable inputs (Level 3) amounted to approximately $(1,693,000). This amount is included in Change in net unrealized appreciation (depreciation) of investments in non-affiliates on the Statement of Operations and the Statement of Changes in Net Assets.

Transfers into Level 3 are valued utilizing values as of the end of the period and transfers out of Level 3 are valued utilizing values as of the beginning of the period.

B.  Restricted and Illiquid Securities — The Fund may invest in securities that are subject to legal or contractual restrictions on resale or are illiquid. Restricted securities generally may be resold in transactions exempt from registration. An illiquid security is a security which cannot be disposed of promptly (within seven days) and in the usual course of business at approximately its fair value and includes, but is not limited to, repurchase agreements maturing in excess of seven days, time deposits with a withdrawal penalty, non-negotiable instruments and instruments for which no market exists. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at the current valuation may be difficult.

The value and percentage of net assets of illiquid securities as of February 28, 2009 were approximately $8,000 and 0.0%, respectively.

C.  Futures Contracts — The Fund may enter into futures contracts as substitutes for securities in which the Fund can invest. The Fund may also use such futures to hedge various investments, for risk management and to increase income or gain. These contracts provide for the delayed delivery of securities at a fixed price at some future date or for the change in the value of a specified financial index over a predetermined time period. Upon entering into a futures contract, the Fund is required to pledge to the broker an amount of cash, U.S. government securities, or other assets, equal to a certain percentage of the contract amount. This is known as the initial margin deposit. Subsequent payments, known as variation margin, are made or received by the Fund periodically, depending on the fluctuations in fair value of the position. Variation margin is recorded as unrealized appreciation or depreciation until the contract is closed out, at which time the Fund realizes a gain or loss.

Use of long futures contracts subjects the Fund to risk of loss in excess of the amounts shown on the Statement of Assets and Liabilities, up to the notional value of the futures contracts. Use of short futures contracts subjects the Fund to unlimited risk of loss. The Fund may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Fund’s credit risk is limited to failure of the exchange or board of trade.

As of February 28, 2009, the Fund had outstanding futures contracts as listed on its Schedule of Portfolio Investments.

D.  Foreign Currency Translation — The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates of such currencies against the U.S. dollar. The market value of investment securities and other assets

FEBRUARY 28, 2009        J.P. MORGAN INCOME FUNDS   27

NOTES TO FINANCIAL STATEMENTS
AS OF FEBRUARY 28, 2009 (continued)

and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held or sold during the year. Accordingly, such foreign currency gains (losses) are included in the reported net realized and unrealized gains (losses) on investment transactions.

Reported realized foreign currency gains or losses arise from the disposition of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. Unrealized foreign exchange gains and losses arise from changes (due to the changes in the exchange rate) in the value of foreign currency and other assets and liabilities denominated in foreign currencies, which are held at year end.

E.  Written Options — When the Fund writes an option, an amount equal to the premium received by the Fund is included in the Fund’s Statement of Assets and Liabilities as an asset and corresponding liability. The amount of the liability is adjusted daily to reflect the current market value of the written option and the change is recorded as an unrealized gain or loss. When a written option expires on its stipulated expiration date, or when a closing transaction is entered into, the related liability is extinguished and the Fund realizes a gain or loss contingent on whether the cost of the closing transaction exceeds the premium received when the option was written. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether there has been a realized gain or loss. If a put option is exercised, the premium reduces the cost basis of the security.

The Fund writes options on securities, futures and interest rate swaps (“swaptions”). These options are settled for cash. Uncovered call options subject the Fund to unlimited risk of loss. Covered call options limit the upside potential of a security above the exercise price. Put options subject the Fund to loss only to the extent of the value of the underlying security. The Fund, however, is not subject to credit risk on written options as the counterparty has already performed its obligation by paying the premium at the inception of the contract.

As of February 28, 2009, the Fund had written options contracts outstanding as listed on its Schedule of Portfolio Investments. Transactions in written options during the period ended February 28, 2009 were as follows (amounts in thousands, except number of contracts):

	Number of Contracts	Premiums Received	Notional Value	Premiums Received
Options outstanding at June 16, 2008 (a)	—	$—	$—	$—
Options written	543	350	1,260,198	1,610
Options expired	(62)	(10)	—	—
Options terminated in closing purchase transactions	(481)	(340)	(1,177,668)	(1,494)
Options outstanding at February 28, 2009	—	$—	$82,530	$116

(a)	Commencement of operations.

F.  Swaps — The Fund may engage in various swap transactions, including forward rate agreements, interest rate, currency, credit default, index, price lock and total return swaps, to manage credit, currency, duration and yield curve risks, or as alternatives to direct investments. Swap transactions are negotiated contracts between a Fund and a counterparty to exchange swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals.

The value of a swap agreement is recorded as either an asset or a liability on the Statement of Assets and Liabilities at the beginning of the measurement period. Any upfront payments made or received upon entering a swap are recorded as an asset or liability, respectively. The change in value of swaps, including accruals of periodic amounts of interest to be paid or received on swaps, is reported as unrealized gain or loss in the Statement of Operations. A realized gain or loss is recorded upon payment or receipt of a periodic payment or termination of a swap agreement. Upfront payments made or received are recorded as a realized gain or loss upon termination of the agreement. The value of swap agreements is recognized in the Statement of Assets and Liabilities; the risk of loss may exceed such amounts. The Fund may be exposed to market risk related to unfavorable changes in interest rates or in the price or return of underlying instruments; counterparty credit risk related to the swap counterparty’s failure to perform under contract terms; liquidity risk related to the lack of a liquid market for these contracts allowing the Fund to close out its position; and, documentation risk related to disagreement on the meaning of contract terms. Notional amounts of swap agreements, presented in the Schedule of Portfolio Investments, are used to express the extent of involvement in these transactions.

Credit Default Swaps

The Fund enters into credit default swaps to simulate long and short bond positions or to take an active long or short position with respect to the likelihood of a default or credit event by the issuer of the underlying reference obligation. Credit default swaps are also used to hedge against the risk of default where the Fund has exposure in its investment portfolio.

28   J.P. MORGAN INCOME FUNDS        FEBRUARY 28, 2009

The underlying reference obligation may be a single issuer of corporate or sovereign debt, a basket of issuers or a credit index. A credit index is a list of credit instruments or exposures that reference a fixed number of obligors with shared characteristics that represents some part of the credit market as a whole. Index credit default swap have standardized terms including a fixed spread and standard maturity dates. The composition of the obligations within a particular index changes periodically.

Credit default swaps involve one party, the protection buyer, making a stream of payments, to another party, the protection seller, in exchange for the right to receive a contingent payment if there is a credit event related to the underlying reference obligation. In the event that the reference obligation matures prior to the termination date of the contract, a similar security will be substituted for the duration of the contract term. Credit events are defined under individual swap agreements and generally include bankruptcy, failure to pay, restructuring, repudiation/moratorium, obligation acceleration and obligation default.

If a credit event occurs, the Fund, as a protection seller, would be obligated to make a payment, which may be either: (i) a net cash settlement equal to the notional amount of the swap less the anticipated recovery value of the reference obligation or (ii) the notional amount of the swap in exchange for the delivery of the reference obligation. Selling protection effectively adds leverage to the Fund’s portfolio up to the notional amount of swap agreements. The notional amount represents the maximum potential liability under a contract and is not reflected in the Statement of Assets and Liabilities. Potential liabilities under these contracts may be reduced by anticipated recovery rates of the underlying reference obligations, upfront payments received at the inception of a swap and net amounts received from credit default swaps purchased with the identical reference obligation.

Price Lock Swaps

Price lock swap agreements involve the exchange of cash flows by the Fund with another party based on the price differential between the market price at termination and a fixed forward price (the “price lock”) of a debt obligation. Both parties agree to exchange a payment for the price differential on the debt obligation with respect to the notional amount. At inception, the price lock is generally designed such that the fair value of the swap is zero. At the termination date, a net cash flow is exchanged, where the payoff amount is equivalent to the difference between the realized price differential of the market price of the debt obligation and the price lock multiplied by the notional amount. As a receiver of the realized price differential, a Fund would receive the payoff amount when the realized price differential of the debt obligation is greater than the price lock and would owe the payoff amount when the differential is less than the price lock. As a payer of the realized price differential, a Fund would owe the payoff amount when the realized price differential of the debt obligation is greater than the price lock and would receive the payoff amount when the differential is less than the price lock.

Interest Rate Swaps

Interest rate swap agreements involve the exchange by the Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to the notional amount of principal. The types of interest rate swap agreements the Fund may invest in are: (1) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate or “cap”, (2) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate or “floor”, (3) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (4) callable interest rate swaps, under which a counterparty may terminate the swap transaction in whole at zero cost by a predetermined date and time prior to expiration date.

As of February 28, 2009, the Fund had outstanding swap agreements as listed on its Schedule of Portfolio Investments.

G.  Short Sales — The Fund may engage in short sales (selling securities it does not own in anticipation of a decline in the market value of the security) as part of its normal investment activities. These short sales are collateralized by cash deposits and securities. The collateral required is determined daily by reference to the market value of the short positions. The Fund is subject to risk of loss if the applicable counterparty broker were to fail to perform its obligations under the contractual terms. Dividend or interest expense on securities sold short is treated as an expense on the Statement of Operations. Liabilities for securities sold short are reported at market value in the financial statements. Short sale transactions result in off-balance sheet risk because the ultimate obligation may exceed the related amount shown in the accompanying Statement of Assets and Liabilities. The Fund will incur a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund’s loss on a short sale is potentially unlimited because there is no upward limit on the price a borrowed security could attain. The Fund will realize a gain if the price of the security declines between those dates.

H.  Dollar Rolls — The Fund may enter into dollar rolls, principally using To Be Announced (“TBA”) securities, in which the Fund purchases or sells mortgage-backed securities for delivery in the current month and simultaneously contracts to sell or purchase similar, but not identical, securities at an agreed-upon price on a delayed delivery basis at a fixed date in the future. For delayed delivery purchases outstanding, the Fund designates liquid securities having a value not less than the purchase price (including accrued interest). The Fund assumes the rights and risks of ownership for securities purchased on a delayed delivery basis, including the risk of price and yield fluctuations. A Fund may dispose of or renegotiate a delayed delivery transaction after it is entered into, and may sell TBA securities before they are delivered, which may result in a realized capital gain or loss.

The Fund had TBA dollar rolls outstanding as of February 28, 2009, which are included in Receivable for Investment Securities Sold and Payable for Investment Securities Purchased on the Statement of Assets and Liabilities.

FEBRUARY 28, 2009        J.P. MORGAN INCOME FUNDS   29

NOTES TO FINANCIAL STATEMENTS
AS OF FEBRUARY 28, 2009 (continued)

I.  Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method adjusted for amortization of premiums and accretion of discounts. Dividend income less foreign taxes withheld, if any, is recorded on the ex-dividend date or when the Fund first learns of the dividend.

Purchases of TBA, when-issued or delayed delivery securities may be settled a month or more after the trade date; interest income is not accrued until settlement date. It is the Fund’s policy to reserve assets with a current value at least equal to the amount of its TBA, when-issued or delayed delivery purchase commitments.

J.  Allocation of Income and Expenses — In calculating the net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Expenses directly attributable to a fund are charged directly to that fund while the expenses attributable to more than one fund of the Trust are allocated among the respective funds. Each class of shares bears its pro-rata portion of expenses attributable to the Fund, except that each class separately bears expenses related specifically to that class, such as distribution and shareholder servicing fees.

K.  Federal Income Taxes — The Fund is treated as a separate taxable entity for Federal income tax purposes. The Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. Accordingly, no provision for Federal income tax is necessary.

Financial Accounting Standards Board (the “FASB”) Interpretation No. 48, “Accounting for Uncertainty in Income Taxes — an Interpretation of FASB Statement No. 109” (the “Interpretation”) establishes for all entities, including pass-through entities such as the Fund, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. The Fund has recorded no tax liabilities pursuant to the Interpretation. However, the conclusions regarding the Interpretation may be subject to review and adjustment at a later date based on factors including, but not limited to, further interpretation from FASB, new tax laws, regulations and interpretations thereof. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund’s federal tax returns for the prior three fiscal years, or since inception if shorter, remain subject to examination by the Internal Revenue Service.

L.  Foreign Taxes — The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

M.  Dividends and Distributions to Shareholders — Dividends from net investment income are declared and paid monthly. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed at least annually. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

The following amounts were reclassified within the capital accounts (amounts in thousands):

	Paid-in-capital		Accumulated Undistributed/ (Overdistributed) Net Investment Income	Accumulated Net Realized Gain (Loss) on Investments
Total Return Fund	$	—(a)	$1,435	$(1,435)

(a)	Amount rounds to less than $1,000.

The reclassifications for the Fund relate primarily to foreign currency gains or losses and futures contracts payments.

N. Recent Accounting Pronouncement — In March 2008, Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“SFAS 161”) was issued and is effective for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about a fund’s derivative and hedging activities. Management is currently evaluating the impact the adoption of SFAS 161 will have on the Fund’s financial statement disclosures.

3. Fees and Other Transactions with Affiliates

A.  Investment Advisory Fee — Pursuant to the Investment Advisory Agreement, J.P. Morgan Investment Management Inc. (the “Advisor”) acts as the investment advisor to the Fund. The Advisor is a wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”). The Advisor supervises the investments of the Fund and for such services is paid a fee. The fee is accrued daily and paid monthly at an annual rate of 0.30% of the Fund’s average daily net assets.

30   J.P. MORGAN INCOME FUNDS        FEBRUARY 28, 2009

The Advisor waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F.

The Fund may invest in one or more money market funds advised by the Advisor or its affiliates. The Advisor, Administrator and Shareholder Servicing Agent reimburse to the Fund an amount sufficient to offset the respective fees each charges to the affiliated money market fund on the Fund’s investment in such affiliated money market fund. A portion of the reimbursement is voluntary.

The amount of these waivers/reimbursements resulting from investments in the money market funds for the period ended February 28, 2009 was approximately $120,000.

B.  Administration Fee — Pursuant to an Administration Agreement, JPMorgan Funds Management, Inc. (the “Administrator”), an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Fund. In consideration of these services, the Administrator receives a fee computed daily and paid monthly at the annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the JPMorgan Fund Complex (excluding funds of funds other than JPMorgan International Markets Fund and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the period ended February 28, 2009, the annualized effective rate was 0.11% of the Fund’s average daily net assets.

The Administrator waived Administration fees as outlined in Note 3.F.

J.P. Morgan Investor Services, Co. (“JPMIS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as the Fund’s Sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMIS receives a portion of the fees payable to the Administrator.

C.  Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trust’s exclusive underwriter and promotes and arranges for the sale of the Fund’s shares.

The Board of Trustees has adopted a Distribution Plan (the “Distribution Plan”) for Class A and Class C Shares of the Fund in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that the Fund shall pay distribution fees, including payments to the Distributor, at annual rates of 0.25% and 0.75% of the average daily net assets of Class A and Class C Shares, respectively.

In addition, the Distributor is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the period ended February 28, 2009, the Distributor did not retain a front-end sales charge or CDSC.

D.  Shareholder Servicing Fees — The Trust, on behalf of the Fund, has entered into a Shareholder Servicing Agreement with the Distributor under which the Distributor provides certain support services to the shareholders. For performing these services, the Distributor receives a fee that is computed daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

Class A	Class C	Class R5	Select Class
0.25%	0.25%	0.05%	0.25%

The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Fund under which the Distributor will pay all or a portion of such fees earned to financial intermediaries for performing such services.

The Distributor waived Shareholder Servicing fees as outlined in Note 3.F.

E.  Custodian and Accounting Fees — JPMorgan Chase Bank, N.A. (“JPMCB”), an affiliate of the Fund, provides portfolio custody and accounting services for the Fund. The amounts paid directly to JPMCB by the Fund for custody and accounting services are included in Custodian and accounting fees in the Statement of Operations. The custodian fees may be reduced by credits earned by the Fund, based on uninvested cash balances held by the custodian. Such earnings credits are presented separately in the Statement of Operations.

Interest expense, if any, paid to the custodian related to cash overdrafts is included in Interest expense to affiliates in the Statement of Operations.

F.  Waivers and Reimbursements — The Advisor, Administrator and Distributor have contractually agreed to waive fees and/or reimburse the Fund to the extent that total annual operating expenses (excluding acquired fund fees and expenses, dividend expense related to short sales, interest, taxes, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed the percentages of the Fund’s average daily net assets as shown in the table below:

Class A	Class C	Class R5	Select Class
0.75%	1.40%	0.55%	0.65%

The contractual expense limitation agreement was in effect for the period ended February 28, 2009. The contractual expense limitation percentages in the table above are in place until at least June 30, 2009.

FEBRUARY 28, 2009        J.P. MORGAN INCOME FUNDS   31

NOTES TO FINANCIAL STATEMENTS
AS OF FEBRUARY 28, 2009 (continued)

For the period ended February 28, 2009, the Fund’s service providers waived fees and/or reimbursed expenses for the Fund as follows (amounts in thousands). None of these parties expects the Fund to repay any such waived fees and reimbursed expenses in future years.

Contractual Waivers
Investment Advisory	Administration	Shareholder Servicing	Total	Contractual Reimbursements
$98	$74	$277	$449	$132

G.  Other — Certain officers of the Trust are affiliated with the Advisor, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Fund for serving in their respective roles.

The Board of Trustees appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees in the Statement of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as a Trustee. The deferred fees are invested in various JPMorgan Funds until distribution in accordance with the Plan.

During the period ended February 28, 2009, the Fund may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Advisor.

The Fund may use related party broker/dealers. For the period ended February 28, 2009, the Fund did not incur any brokerage commissions with broker/dealers affiliated with the Advisor.

The Securities and Exchange Commission has granted an exemptive order permitting the Fund to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments subject to certain conditions.

4. Investment Transactions

During the period ended February 28, 2009, purchases and sales of investments (excluding short-term investments) were as follows (amounts in thousands):

Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)	Purchases of U.S. Government	Sales of U.S. Government
$2,541,547	$2,432,580	$302,597	$264,896

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of the investment securities at February 28, 2009, were as follows (amounts in thousands):

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$968,406	$7,735	$75,034	$(67,299)

The difference between book and tax basis appreciation (depreciation) on investments is primarily attributed to wash sale loss deferrals.

The tax character of distributions paid during the fiscal period ended February 28, 2009 was as follows (amounts in thousands):

Total Distributions Paid From:
Ordinary Income	Total Distributions Paid
$27,311	$27,311

At February 28, 2009 the components of net assets (excluding paid in capital) on a tax basis were as follows (amounts in thousands):

Current Distributable Ordinary Income	Current Distributable Long Term Capital Gain or (Tax Basis Capital Loss Carryover)	Unrealized Appreciation (Depreciation)
$4,181	$—	$(69,764)

The cumulative timing differences primarily consist of mark to market of futures contracts, distributions payable and post-October losses.

32   J.P. MORGAN INCOME FUNDS        FEBRUARY 28, 2009

Net capital losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of the Fund’s next taxable year. For the period ended February 28, 2009, the Fund deferred to March 1, 2009 post-October capital losses of (amounts in thousands):

Capital Losses
$2,038

6. Borrowings

The Fund relies upon an exemptive order (“Order”) permitting the establishment and operation of an Interfund Lending Facility (“Facility”). The Facility allows the Fund to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The Interfund Loan Rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPMorgan Trust II and may be relied upon by the Fund because it is an investment company in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

In addition, the Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the JPMorgan Funds including the Fund. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 17, 2009.

The Fund had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility at February 28, 2009, or at any time during the period then ended.

Interest expense paid, if any, as a result of borrowings from another fund or from the unsecured, uncommitted credit facility is included in Interest expense to affiliates in the Statement of Operations.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

One or more affiliates of the Fund’s investment advisor have investment discretion with respect to their clients’ holdings in the Fund, which collectively represent a significant portion of the Fund’s assets. Significant shareholder transactions, if any, may impact the Fund’s performance.

The Fund is party to various derivative contracts governed by International Swaps and Derivatives Association Master Agreements (ISDA agreements). The Fund’s ISDA agreements, which are separately negotiated with each dealer counterparty, may contain provisions allowing, absent other considerations, a counterparty to exercise rights, to the extent not otherwise waived, against the Fund in the event the Fund’s net assets decline over time by a pre-determined percentage or fall below a pre-determined floor. Such rights often include the ability to terminate (i.e., close out) open contracts at prices which may favor the counterparty, which could have an adverse impact on the Fund.

The Fund’s Class A, Class C and Class R5 shares are currently held by the Fund’s investment advisor. Once the Fund’s shares are sold to the public, the Fund’s investment advisor or an affiliate may from time to time exercise discretion on behalf of certain of its clients with respect to the purchase or sale of a significant portion of the Fund’s outstanding shares. Investment activities on behalf of these shareholders could impact the Fund.

The Fund is subject to interest rate and credit risk. The value of debt securities may decline as interest rates increase. The Fund could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it is due. The ability of the issuers of debt to meet their obligations may be affected by the economic and political developments in a specific industry or region.

The Fund is also subject to counterparty credit risk, which is the risk that a counterparty fails to perform on agreements with the Fund such as swap and option contracts, credit linked notes and TBA securities.

The Fund is subject to risks associated with securities with contractual cash flows including asset backed and mortgage related securities such as collateralized mortgage obligations, mortgage pass through securities and commercial mortgage backed securities, including securities backed by sub-prime mortgage loans. The value, liquidity and related income of these securities are sensitive to changes in economic conditions, including real estate values, pre-payments, delinquencies and/or defaults, and may be adversely affected by shifts in the market’s perception of the issuers and changes in interest rates.

A significant portion of the Fund’s investments is comprised of asset backed or mortgage related securities, including securities backed by sub-prime mortgages.

The Fund is subject to the risk that should the Fund decide to sell an illiquid investment when a ready buyer is not available at a price the Fund deems to be representative of its value, the value of the Fund’s net assets could be adversely affected.

FEBRUARY 28, 2009        J.P. MORGAN INCOME FUNDS   33

NOTES TO FINANCIAL STATEMENTS
AS OF FEBRUARY 28, 2009 (continued)

8. Transfers-In-Kind

Pursuant to procedures approved by the Fund’s Board of Trustees, on July 25, 2008, certain shareholders of the Fund purchased Select Class Shares and the Fund received portfolio securities with a value of approximately $793,417,000 primarily by means of a subscription in-kind in exchange for shares of the Fund.

34   J.P. MORGAN INCOME FUNDS        FEBRUARY 28, 2009

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of JPMorgan Trust I and the Shareholders of JPMorgan Total Return Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of JPMorgan Total Return Fund (a separate fund of JPMorgan Trust I) (hereafter referred to as the “Fund”) at February 28, 2009, and the results of its operations, the changes in its net assets and the financial highlights for the period June 16, 2008 (commencement of operations) through February 28, 2009, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at February 28, 2009 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
April 28, 2009

FEBRUARY 28, 2009        J.P. MORGAN INCOME FUNDS   35

TRUSTEES
(Unaudited)

The Fund’s Statement of Additional Information includes additional information about the Fund’s Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the JPMorgan Funds’ website at www.jpmorganfunds.com.

Name (Year of Birth); Positions With the Fund (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex
Independent Trustees
William J. Armstrong (1941); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 1987.	Retired; CFO and Consultant, EduNeering, Inc. (internet business education supplier) (2000–2001); Vice President and Treasurer, Ingersoll–Rand Company (manufacturer of industrial equipment) (1972–2000).	138	None.
John F. Finn (1947); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1998.	President and Chief Executive Officer, Gardner, Inc. (wholesale distributor to outdoor power equipment industry) (1979–present).	138	Director, Cardinal Health, Inc. (CAH) (1994–present); Chairman, Greif, Inc. (GEF) (packaging manufacturer) (2007–present).
Dr. Matthew Goldstein (1941); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 2003.	Chancellor, City University of New York (1999–present); President, Adelphi University (New York) (1998–1999).	138	Director, Bronx-Lebanon Hospital Center; Director, United Way of New York City (2002–present).
Robert J. Higgins (1945); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 2002.	Retired; Director of Administration of the State of Rhode Island (2003–2004); President — Consumer Banking and Investment Services, Fleet Boston Financial (1971–2001).	138	None.
Peter C. Marshall (1942); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1985.	Self-employed business consultant (2000–present); Senior Vice President, W.D. Hoard, Inc. (corporate parent of DCI Marketing, Inc.) (2000–2002); President, DCI Marketing, Inc. (1992–2000).	138	Director, Center for Deaf and Hard of Hearing (1990–present).
Marilyn McCoy* (1948); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1999.	Vice President of Administration and Planning, Northwestern University (1985–present).	138	Trustee, Carleton College (2003–present).
William G. Morton, Jr. (1937); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 2003.	Retired; Chairman Emeritus (2001–2002), and Chairman and Chief Executive Officer, Boston Stock Exchange (1985–2001).	138	Trustee, Stratton Mountain School (2001–present).

36   J.P. MORGAN INCOME FUNDS        FEBRUARY 28, 2009

Name (Year of Birth); Positions With the Fund (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex
Independent Trustees (continued)
Robert A. Oden, Jr. (1946); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1997.	President, Carleton College (2002–present); President, Kenyon College (1995–2002).	138	Trustee, American University in Cairo (1999–present); Trustee, Carleton College (2002–present).
Fergus Reid, III (1932); Trustee of Trust (Chairman) since 2005; Trustee (Chairman) of heritage JPMorgan Funds since 1987.	Chairman, Joe Pietryka, Inc. (formerly Lumelite Corporation) (plastics manufacturing) (2003–present); Chairman and Chief Executive Officer, Lumelite Corporation (1985–2002).	138	Trustee, Morgan Stanley Funds (164 portfolios) (1992–present).
Frederick W. Ruebeck (1939); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1994.	Advisor, Jerome P. Green & Associates, LLC (broker-dealer) (2000–present); Chief Investment Officer, Wabash College (2004–present); self-employed consultant (2000–present); Director of Investments, Eli Lilly and Company (pharmaceuticals) (1988–1999).	138	Trustee, Wabash College (1988–present); Chairman, Indianapolis Symphony Orchestra Foundation (1994–present).
James J. Schonbachler (1943); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 2001.	Retired; Managing Director of Bankers Trust Company (financial services) (1968–1998).	138	None.
Interested Trustees
Frankie D. Hughes** (1952), Trustee of Trust since 2008.	Principal and Chief Investment Officer, Hughes Capital Management, Inc. (fixed income asset management) (1993–present).	138	None.
Leonard M. Spalding, Jr.*** (1935); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 1998.	Retired; Chief Executive Officer, Chase Mutual Funds (investment company) (1989–1998); President and Chief Executive Officer, Vista Capital Management (investment management) (1990–1998); Chief Investment Executive, Chase Manhattan Private Bank (investment management) (1990–1998).	138
Director, Glenview Trust Company, LLC (2001–present); Trustee, St. Catherine College (1998–present); Trustee, Bellarmine University (2000–present); Director, Springfield-Washington County Economic Development Authority (1997–present); Trustee, Catholic Education Foundation (2005–present).

(1)	Each Trustee serves for an indefinite term, subject to the Trust’s current retirement policy, which is age 75 for all Trustees, except Mr. Reid for whom it is age 78.

(2)	A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The JPMorgan Funds Complex for which the Board of Trustees serves currently includes eight registered investment companies (138 funds).

*	Ms. McCoy has served as Vice President of Administration and Planning for Northwestern University since 1985. William M. Daley, Head of Corporate Responsibility for JPMorgan Chase & Co., has served as a member of the Board of Trustees of Northwestern University since 2005. The Funds’ investment adviser is a wholly-owned subsidiary of JPMorgan Chase & Co.

**	Ms. Hughes is treated as an “interested person” based on the portfolio holdings of clients of Hughes Capital Management, Inc.

***	Mr. Spalding is treated as an “interested person” due to his ownership of JPMorgan Chase stock.

The contact address for each of the Trustees is 245 Park Avenue, New York, NY 10167.

FEBRUARY 28, 2009        J.P. MORGAN INCOME FUNDS   37

OFFICERS
(Unaudited)

Name (Year of Birth), Positions Held with the Trust (Since)	Principal Occupations During Past 5 Years
George C.W. Gatch (1962), President (2005)
Managing Director, J.P. Morgan Investment Management Inc.; Director and President, JPMorgan Distribution Services, Inc. and JPMorgan Funds Management, Inc. since 2005. Mr. Gatch is CEO and President of the JPMorgan Funds. Mr. Gatch has been an employee of JPMorgan since 1986 and has held positions such as President and CEO of DKB Morgan, a Japanese mutual fund company, which was a joint venture between J.P. Morgan and Dai-Ichi Kangyo Bank, as well as positions in business management, marketing, and sales.

Robert L. Young (1963), Senior Vice President (2005)*
Director and Vice President, JPMorgan Distribution Services, Inc. and JPMorgan Funds Management, Inc.; Chief Operating Officer, JPMorgan Funds since 2005, and One Group Mutual Funds from 2001 until 2005. Mr. Young was Vice President and Treasurer, JPMorgan Funds Management, Inc. (formerly One Group Administrative Services), and Vice President and Treasurer, JPMorgan Distribution Services, Inc. (formerly One Group Dealer Services, Inc.) from 1999 to 2005.

Patricia A. Maleski (1960), Vice President and Chief Administrative Officer (2005), Treasurer and Principal Financial Officer (2008)	Managing Director, JPMorgan Funds Management, Inc.; Head of Funds Administration and Board Liaison, JPMorgan Funds. Ms. Maleski has been with JPMorgan Chase & Co. since 2001.
Frank J. Nasta (1964), Secretary (2008)
Managing Director and Associate General Counsel, JPMorgan Chase since 2008; Previously, Director, Managing Director, General Counsel and Corporate Secretary, J & W Seligman & Co. Incorporated; Secretary of each of the investment companies of the Seligman Group of Funds and Seligman Data Corp.; Director and Corporate Secretary, Seligman Advisors, Inc. and Seligman Services, Inc.

Stephen M. Ungerman (1953), Chief Compliance Officer (2005)	Managing Director, JPMorgan Chase & Co.; Mr. Ungerman was head of Fund Administration — Pooled Vehicles from 2000 to 2004. Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.
Paul L. Gulinello (1950), AML Compliance Officer (2005)
Vice President and Anti Money Laundering Compliance Officer for JPMorgan Asset Management Americas, additionally responsible for personal trading and compliance testing since 2004; Treasury Services Operating Risk Management and Compliance Executive supporting all JPMorgan Treasury Services business units from July 2000 to 2004.

Michael J. Tansley (1964), Controller (2008)
Vice President, JPMorgan Funds Management, Inc. since July 2008; prior to joining JPMorgan Chase, Mr. Tansley worked for General Electric, as Global eFinance Leader in GE Money from 2004 through 2008 and Vice President and Controller of GE Asset Management from 1998.

Elizabeth A. Davin (1964), Assistant Secretary (2008)*
Vice President and Assistant General Counsel, JPMorgan Chase since 2005; Senior Counsel, JPMorgan Chase (formerly Bank One Corporation) from 2004 to 2005; Assistant General Counsel and Associate General Counsel and Vice President, Gartmore Global Investments, Inc. from 1999 to 2004.

Jessica K. Ditullio (1962), Assistant Secretary (2005)*	Vice President and Assistant General Counsel, JPMorgan Chase since 2005; Ms. Ditullio has served as an attorney with various titles for JPMorgan Chase (formerly Bank One Corporation) since 1990.
John T. Fitzgerald (1975), Assistant Secretary (2008)	Vice President and Assistant General Counsel, JPMorgan Chase since 2005; Associate, Willkie Farr & Gallagher LLP (law firm) from 2002 to 2005.
Brian L. Duncan (1965), Assistant Treasurer (2008)*
Vice President, JPMorgan Funds Management, Inc. since June 2007; prior to joining JPMorgan Chase, Mr. Duncan worked for Penn Treaty American Corporation as Vice President and Controller from 2004 through 2007 and Assistant Vice President of Financial Reporting from 2003–2004.

Jeffrey D. House (1972), Assistant Treasurer (2006)*	Vice President, JPMorgan Funds Management, Inc. since July 2006; formerly, Senior Manager of Financial Services of BISYS Fund Services, Inc. from December 1995 until July 2006.
Laura S. Melman (1966), Assistant Treasurer (2006)	Vice President, JPMorgan Funds Management, Inc. since August, 2006, responsible for Taxation; Vice President of Structured Products at The Bank of New York Co., Inc. from 2001 until 2006.
Francesco Tango (1971), Assistant Treasurer (2007)	Vice President, JPMorgan Funds Management, Inc. since January 2003: Associate, JPMorgan Funds Management, Inc. since 1999.

The contact address for each of the officers, unless otherwise noted, is 245 Park Avenue, New York, NY 10167.

*	The contact address for the officer is 1111 Polaris Parkway, Columbus, OH 43240.

38   J.P. MORGAN INCOME FUNDS        FEBRUARY 28, 2009

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees and (2) ongoing costs, including investment advisory, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, September 1, 2008, and continued to hold your shares at the end of the reporting period, February 28, 2009.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value, September 1, 2008	Ending Account Value, February 28, 2009	Expenses Paid During September 1, 2008 to February 28, 2009*	Annualized Expense Ratio
Class A
Actual	$1,000.00	$931.30	$3.59	0.75%
Hypothetical	1,000.00	1,021.08	3.76	0.75
Class C
Actual	1,000.00	928.40	6.69	1.40
Hypothetical	1,000.00	1,017.85	7.00	1.40
Class R5
Actual	1,000.00	932.50	2.44	0.51
Hypothetical	1,000.00	1,022.27	2.56	0.51
Select Class
Actual	1,000.00	931.80	3.11	0.65
Hypothetical	1,000.00	1,021.57	3.26	0.65

*	Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

FEBRUARY 28, 2009        J.P. MORGAN INCOME FUNDS   39

TAX LETTER
(Unaudited)

Certain tax information for the Fund is required to be provided to shareholders based upon the Funds’ income and distributions for the taxable year ended February 28, 2009. The information and distributions reported in this letter may differ from the information and taxable distributions reported to the shareholders for the calendar year ending December 31, 2009. The information necessary to complete your income tax returns for the calendar year ending December 31, 2009 will be received under separate cover.

Short Term Gains and Qualified Interest Income (QII)

For the fiscal year ended February 28, 2009, the Fund designates the approximately $20,748,000 and $3,532,000 of ordinary distributions paid during the Fund’s fiscal year that are from qualified interest income and short-term capital gain, respectively.

Treasury Income

The percentage of income earned from direct U.S. Treasury Obligations for the fiscal year ended February 28, 2009 was 5.68%.

40   J.P. MORGAN INCOME FUNDS        FEBRUARY 28, 2009

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JPMorgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Funds Distribution Services at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

The Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the JPMorgan Funds’ website at www.jpmorganfunds.com.

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s holdings is available in the Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and a description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Fund to the Advisor. A copy of the Fund’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Fund’s website at www.jpmorganfunds.com no later than August 31 of each year. The Fund’s proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

© JPMorgan Chase & Co., 2009 All rights reserved. February 2009.	AN-TRTN-209

ITEM 2. CODE OF ETHICS.

Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 12(a)(1), unless the registrant has elected to satisfy paragraph (f) of this Item by positing its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or third party, that relates to one or more items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer and principal financial officer.  There were no amendments to the code of ethics or waivers granted with respect to the code of ethics in the period covered by the report.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant’s board of directors has determined that the registrant either:

(i) Has at least one audit committee financial expert serving on its audit committee; or

(ii) Does not have an audit committee financial expert serving on its audit committee.

The Registrant’s Board of Trustees has determined that the Registrant has at least one audit committee financial expert serving on its audit committee. The Securities and Exchange Commission has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liabilities that are greater than the duties, obligations and liabilities imposed on such person as a member of the Audit Committee and the Board of Trustees in the absence of such designation or identification.

(2) If the registrant provides the disclosure required by paragraph (a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is “independent.” In order to be considered “independent” for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board committee:

(i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

(ii) Be an “interested person” of the investment company as defined in Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

The audit committee financial expert is William Armstrong. He is not an “interested person” of the Registrant and is also “independent” as defined by the U.S. Securities and Exchange Commission for purposes of audit committee financial expert determinations.

(3) If the registrant provides the disclosure required by paragraph (a)(1)(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

 (a) Disclose, under the caption Audit Fees, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

AUDIT FEES

2009 – $1,149,800

2008 – $1,063,100

(b) Disclose, under the caption Audit-Related Fees, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

AUDIT-RELATED FEES (On a calendar year basis)

2008 – $18,890,000

2007 – $15,213,000

The audit-related fees consist of aggregate fees billed for assurance and related services by the independent registered public accounting firm to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant (“Service Affiliates”), that were reasonably related to the performance of the annual audit of the Registrant's financial statements.

(c) Disclose, under the caption Tax Fees, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

TAX FEES

2009 – $150,660

2008 – $131,260

The tax fees consist of fees billed in connection with preparing the federal regulated investment company income tax returns for the Registrant for the tax years ended February 28, 2009 and February 29, 2008, respectively.

For the last fiscal year, no tax fees were required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

(d) Disclose, under the caption All Other Fees, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

ALL OTHER FEES

2009 – Not applicable

2008 – Not applicable

(e) (1) Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of          Regulation S-X.

Pursuant to the Registrant’s Audit Committee Charter and written policies and procedures for the pre-approval of audit and non-audit services (the “Pre-approval Policy”), the Audit Committee pre-approves all audit and non-audit services performed by the Registrant’s independent public registered accounting firm for the Registrant. In addition, the Audit Committee pre-approves the auditor’s engagement for non-audit services with the Registrant’s investment adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser) and any Service Affiliate in accordance with paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, if the engagement relates directly to the operations and financial reporting of the Registrant. Proposed services may be pre-approved either 1) without consideration of specific case-by-case services or 2) require the specific pre-approval of the

Audit Committee. Therefore, initially the Pre-approval Policy listed a number of audit and non-audit services that have been approved by the Audit Committee, or which were not subject to pre-approval under the transition provisions of Sarbanes-Oxley Act of 2002 (the “Pre-approval List”). The Audit Committee annually reviews and pre-approves the services included on the Pre-approval List that may be provided by the independent public registered accounting firm without obtaining additional specific pre-approval of individual services from the Audit Committee. The Audit Committee adds to, or subtracts from, the list of general pre-approved services from time to time, based on subsequent determinations. All other audit and non-audit services not on the Pre-approval List must be specifically pre-approved by the Audit Committee.

One or more members of the Audit Committee may be appointed as the Committee’s delegate for the purposes of considering whether to approve such services. Any pre-approvals granted by the delegate will be reported, for informational purposes only, to the Audit Committee at its next scheduled meeting. The Audit Committee’s responsibilities to pre-approve services performed by the independent public registered accounting firm are not delegated to management.

      (2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

2009 – 0.0%

2008 – 0.0%

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

None.

(g) Disclose the aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

The aggregate non-audit fees billed by the independent registered public accounting firm for services rendered to the Registrant, and rendered to Service Affiliates, for the last two calendar year ends were $24.8 million in 2008 and $19.9 million in 2007.

(h) Disclose whether the registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

The Registrant’s Audit Committee has considered whether the provision of the non-audit services that were rendered to Service Affiliates that were not pre-approved (not requiring pre-approval) is compatible with maintaining the independent public registered accounting firm’s independence. All services provided by the independent public registered accounting firm to the Registrant or to Service Affiliates that were required to be pre-approved were pre-approved as required.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)).  If the registrant has such a committee, however designated, identify each committee member.  If the entire board of directors is acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17CFR 240.10A-3(d)) regarding an exemption from the listing standards for all audit committees.

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.

File Schedule I – Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in Section 210.12-12 of Regulation S-X, unless the schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Included in Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company’s investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company’s investment adviser, or any other third party, that the company uses, or that are used on the company’s behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a) If the registrant is a closed-end management investment company, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any "affiliated purchaser," as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant's equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.

No material changes to report.

ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant’s principal executive and principal financial officers, or persons performing similar functions, regarding the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) Disclose any change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

There were no changes in the Registrant's internal control over financial reporting that occurred during the last fiscal quarter covered by this report that have materially affected, or are reasonably likely  to materially affect, the Registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

Code of Ethics applicable to its Principal Executive and Principal Financial Officers pursuant to Section 406 of the Sarbanes-Oxley Act of 2002 attached hereto.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2).

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 are attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.

Not applicable.

(b) A separate or combined certification for each principal executive officer and principal officer of the registrant as required by Rule 30a-2(b) under the Act of 1940.

Certifications pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

JPMorgan Trust I

By:

/s/_____________________________

George C.W. Gatch

President and Principal Executive Officer

May 8, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:

/s/___________________________

George C.W. Gatch

President and Principal Executive Officer

May 8, 2009

By:

/s/____________________________

Patricia A. Maleski

Treasurer and Principal Financial Officer

May 8, 2009